As filed with the SEC on January 6, 2012.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04556
TRANSAMERICA FUNDS
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and Address of Agent for Service)
Date of fiscal year end: October 31
Date of reporting period: November 1, 2010 — October 31, 2011

Item 1: Report(s) to Shareholders. The Annual Report is attached.

Fund of Funds
Annual Report
October 31, 2011
www.transamericainvestments.com
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,
On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.
This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to understand market developments that took place over the last year in order to provide a context when reading this report. Last fall, U.S. economic growth was being restrained by persistent high unemployment and high government debt levels. In response, the Federal Reserve began implementing a second round of monetary stimulus known as quantitative easing (“QE2”). This effort began pumping what would eventually total $600 billion into the U.S. economy. As a result, the U.S. economy and corporate earnings began picking up steam throughout the winter. Corporate equity and bond markets followed suit. At the same time, commodities prices and inflation began surging. In order to fight the inflation the Federal Reserve stimulus was creating, most central banks across the globe tightened monetary policy. In spring, this global tightening collided with a global supply chain disruption caused by the Japanese tsunami. As a result, the global economy began slowing in late spring. As summer arrived, concerns about U.S. and European debt levels began resurfacing. Developments came to a head in late summer as the credit rating of the U.S. was lowered and Europe faced the possibility of a sovereign debt default. As a result, the global equity and corporate bond markets fell sharply while U.S. Treasuries rallied as investors sought safety. Fortunately, commodity prices also fell, putting more disposable income in consumer pockets. As summer transitioned to fall, the U.S. economy re-strengthened. As a result, the U.S. corporate equity and bond markets responded by recovering much of the summer’s losses. For the twelve months ending October 31, 2011, the Dow Jones Industrial Average returned 10.39%, the Standard & Poor’s 500® Index returned 8.09%, and the Barclays Capital U.S. Aggregate Bond Index returned 5.00%. However, the rest of the global economy continued to experience slowing growth as previous tightening remained mostly in place and government austerity programs continued to be implemented. So, despite European politicians’ efforts to address default fears, European and Asian markets failed to recover the summer’s losses and as a result the MSCI World ex-US returned (3.25)% for the year ending October 31, 2011. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds
The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica Asset Allocation — Conservative Portfolio
(unaudited)
MARKET ENVIRONMENT
The November 1, 2010 to October 31, 2011 reporting period encompassed very different market environments. In the first half of the period, the markets were bullish. In late 2010 and early 2011, investors were cheered by the Federal Reserve Board’s (“Fed”) second round of quantitative easing (“QE2”), encouraging US Gross Domestic Product (“GDP”) readings, holiday spending, and some good news in the job market. The US stock market jumped in December and the gains continued into 2011’s first four months—despite Japan’s tsunami and renewed concern about Europe’s debt problems. For the period November 1, 2010 to April 30, 2011 the Standard & Poor’s 500® Index (“S&P 500”) rose 16.36%, however, international stock markets lagged behind. Concerns about weak European growth and the effects of the Japanese tsunami held the Morgan Stanley Capital International-Europe, Australasia, and Far East Index’s (“MSCIEAFE”) gain to only 12.95% in US dollar terms, and about half that in local-currency terms. Emerging markets trailed by more as investors worried about inflation in developing markets and a perceived slowdown in China. The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) returned 9.84% for the same November through April period.
Beginning in May, the economic news darkened. First-quarter US GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the June 30th end to the Fed’s QE2. As summer drew on, matters only got worse. In July, first-quarter real US GDP growth was revised downward to 0.4%, and second-quarter growth was reported at just 1.3%. August brought the Congressional showdown over raising the US debt ceiling—and the resulting deal did not impress Standard & Poor’s, which took the historic step of lowering the US government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the impact on the global economy of Europe’s debt load and related government austerity programs.
Major equity markets around the world began a string of consecutive monthly declines in May, falling precipitously in August and September. Although US stocks plunged from May through September, foreign stocks fell even harder. After having lagged the S&P 500 on the upside, the MSCI-EAFE fell 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500’s 18.64% decline. The MSCI-EMI plummeted 27.96% over that stretch. Equities rebounded for a few weeks in October, but once again, international stocks lagged.
For the one-year period as a whole, the S&P 500 managed a gain of 8.09%, but the MSCI-EAFE lost 3.64%. The MSCI-EMI fell 7.44%.
Bond returns were similarly differentiated over the period. While stocks rose from November through April, high-quality bonds were generally flat but credit-sensitive bonds performed strongly. Then as stocks fell from May through September, the highest-quality bonds—namely government issues—appreciated dramatically as investors flocked to them for safety. That helped lift the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) (which tilts toward government bonds), while high-yield bonds lost ground in sympathy with stocks.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Asset Allocation-Conservative Portfolio, Class A returned 2.20%. By comparison, its primary and secondary benchmarks, the BCAB and the Wilshire 5000 Total Market Index, returned 5.00% and 7.57%, respectively.
STRATEGY REVIEW
The portfolio is designed to provide a mix of approximately 35% equity and 65% fixed-income securities under normal conditions. The equity side is meant to cover both domestic and international markets, across the entire range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes small amounts of emerging markets, global real estate, commodities, and alternative strategies. The goal is to provide investors one-stop participation in the broad financial markets at a tempered risk level. Our specific portfolio mix is based on years of asset-allocation modeling—research that consistently indicates that the mix we target is close to optimal in terms of expected long-term returns per unit of risk taken. While this strategic blueprint forms the backbone of our asset allocation, we will actively over- and underweight asset classes relative to the neutral targets as necessary in response to shorter-term market conditions. We endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.
As the stock market fell in the latter half of the period, Treasury bonds soared. The Barclays US Treasury Bellwethers 30-Year Index gained 36.78% as stocks plunged from May 1, 2011 to October 3, 2011. While the portfolio does own government bonds, it is designed to own a diversified mixture of bond types. As part of that diversification, the portfolio owns short-term bonds, bonds from developed international markets, and emerging-markets debt. These bond classes were much flatter over that period, and could not match the BCAB’s Treasury-fueled gain. High-yield bonds, which the portfolio owns in moderation, actually lost money over that period. Meanwhile, Transamerica PIMCO Total Return, one of our anchor holdings that has had an excellent long-term record, notched one of its rare lagging years. For the full 12-month period, that fund lagged largely because it bet against Treasuries as they continued to rally.

Transamerica Funds	Page 1	Annual Report 2011

Transamerica Asset Allocation — Conservative Portfolio
(unaudited)
STRATEGY REVIEW (continued)
The stock portfolio was disadvantaged by its built-in international exposure. During the November 1, 2010 — October 31, 2011 period, international equities dramatically underperformed US equities as outlined above. The MSCI-EAFE of developed foreign markets lost 3.64% for the period, while the S&P 500 of US stocks gained 8.09%, representing a performance differential of around 12 percentage points. This degree of performance divergence is unusual. Because the portfolio is constructed so that about 30% of its equity is in foreign stocks, the underperformance of international equities — including emerging markets — had an impact on the portfolio’s one-year return.
The portfolio’s brighter spots included some of the domestic large-cap and mid-cap funds. A number of the international equity and bond funds also fared well relative to their investment categories. But the portfolio’s inherent exposure to non-government bonds and international stocks was a dominant factor leading to a rather tepid gain for this one-year period. We nonetheless believe our targeted asset mix is right for the long term.
During the period there were several changes among the underlying funds. The domestic large-cap part of the portfolio underwent some improvements. These included the addition of large-value fund Transamerica WMC Quality Value and the replacement of the underperforming Transamerica UBS Large Cap Value with the well-regarded Transamerica ICAP Select Equity. Some changes were also driven by the dissolution of a Transamerica money-management subsidiary called Transamerica Investment Management, LLC (“TIM”). We had in the portfolio the large-cap growth Transamerica Diversified Equity managed by that subsidiary; it in turn was re-named Transamerica WMC Diversified Equity. Transamerica Focus was re-named Transamerica Morgan Stanley Capital Growth. When TIM was dissolved we moved the money in Transamerica Diversified Equity to the large-growth teams in Transamerica WMC Diversified Equity and Transamerica Morgan Stanley Capital Growth. TIM had also managed the mid-cap Transamerica Growth Opportunities — it too was re-named Transamerica Morgan Stanley Growth Opportunities. We shifted those assets to Morgan Stanley’s excellent mid-cap growth strategy, which we had already been using in the portfolio. We also enhanced the alternative-strategies portion of the portfolio by adding a new merger-arbitrage fund and a long/short equity fund (Transamerica Water Island Arbitrage Strategy and Transamerica JPMorgan Long/Short Strategy-formerly Transamerica BNY Mellon Market Neutral Strategy). These replaced a couple of underperforming funds. Finally, we added the new Transamerica Logan Circle Emerging Markets Debt as a complement to our other emerging-markets debt fund.
Macroeconomic and geopolitical factors continue to produce abnormally large and broad market swings, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our neutral portfolio targets to address market risks. We look forward to the eventual return of a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem and the US economy struggles to recover.
Jon Hale, CFA
Michael Stout, CFA
Dan McNeela, CFA
Hal Ratner
Co-Portfolio Managers
Morningstar Associates, LLC

Transamerica Funds	Page 2	Annual Report 2011

Transamerica Asset Allocation — Conservative Portfolio
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	2.20%	3.45%	5.27%	03/01/2002
Class A (POP)	(3.40)%	2.29%	4.66%	03/01/2002
Barclays Capital U.S. Aggregate Bond*	5.00%	6.41%	5.72%	03/01/2002
Wilshire 5000*	7.57%	0.94%	4.15%	03/01/2002

Class B (NAV)	1.50%	2.77%	4.70%	03/01/2002
Class B (POP)	(3.47)%	2.60%	4.70%	03/01/2002

Class C (NAV)	1.50%	2.81%	5.97%	11/11/2002
Class C (POP)	0.50%	2.81%	5.97%	11/11/2002

Class I (NAV)	2.52%	N/A	6.06%	11/30/2009

Class R (NAV)	1.90%	3.23%	4.00%	06/15/2006

NOTES

*	The Barclays Capital Aggregate U.S. Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Wilshire 5000 Total Market Index (“Wilshire 5000”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and R shares
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Asset allocation does not ensure a profit or protect against a loss. An investment in the fund is subject to all of the risks associated with the underlying funds. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Transamerica Funds	Page 3	Annual Report 2011

Transamerica Asset Allocation — Growth Portfolio
(unaudited)
MARKET ENVIRONMENT
The November 1, 2010 to October 31, 2011 reporting period encompassed very different market environments. In the first half of the period, the markets were bullish. In late 2010 and early 2011, investors were cheered by the Federal Reserve Board‘s (“Fed”) second round of quantitative easing (“QE2”), encouraging US Gross Domestic Product (“GDP”) readings, holiday spending, and some good news in the job market. The US stock market jumped in December and the gains continued into 2011’s first four months — despite Japan’s tsunami and renewed concern about Europe’s debt problems. For the period November 1, 2010 to April 30, 2011 the Standard & Poor‘s 500® Index (“S&P 500”) rose 16.36%, however, international stock markets lagged behind. Concerns about weak European growth and the effects of the Japanese tsunami held the Morgan Stanley Capital International-Europe, Australasia, and Far East Index‘s (“MSCI-EAFE”) gain to only 12.95% in US dollar terms, and about half that in local-currency terms. Emerging markets trailed by more as investors worried about inflation in developing markets and a perceived slowdown in China. The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) returned 9.84% for the same November through April period.
Beginning in May, the economic news darkened. First-quarter US GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the June 30th end to the Fed’s QE2. As summer drew on, matters only got worse. In July, first-quarter real US GDP growth was revised downward to 0.4%, and second-quarter growth was reported at just 1.3%. August brought the Congressional showdown over raising the US debt ceiling — and the resulting deal did not impress Standard & Poor’s, which took the historic step of lowering the US government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the impact on the global economy of Europe’s debt load and related government austerity programs.
Major equity markets around the world began a string of consecutive monthly declines in May, falling precipitously in August and September. Although US stocks plunged from May through September, foreign stocks fell even harder. After having lagged the S&P 500 on the upside, the MSCI-EAFE Index fell 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500’s 18.64% decline. The MSCI-EMI plummeted 27.96% over that stretch. Equities rebounded for a few weeks in October, but once again, international stocks lagged.
For the one-year period as a whole, the S&P 500 managed a gain of 8.09%, but the MSCI-EAFE lost 3.64%. The MSCI-EMI fell 7.44%.
Bond returns were similarly differentiated over the period. While stocks rose from November through April, high-quality bonds were generally flat but credit-sensitive bonds performed strongly. Then as stocks fell from May through September, the highest-quality bonds — namely government issues — appreciated dramatically as investors flocked to them for safety. That helped lift the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) (which tilts toward government bonds), while high-yield bonds lost ground in sympathy with stocks. Over the entire one-year period, the BCAB delivered a 5.00% return.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Asset Allocation-Growth Portfolio, Class A returned 1.59%. By comparison, its benchmark, the Wilshire 5000 Total Market Index (“Wilshire 5000”), returned 7.57%.
STRATEGY REVIEW
The portfolio is designed to provide diversified, global coverage of equities. It includes domestic and international markets, and spans the entire range of investment styles. The portfolio incorporates emerging markets, global real estate, commodities, and also alternative strategies. The goal is to provide investors one-stop participation in the broad equity and alternatives markets. Our specific portfolio mix is based on years of asset-allocation modeling — research that consistently indicates that the mix we target is close to optimal in terms of expected long-term returns per unit of risk taken. While this strategic blueprint forms the backbone of our asset allocation, we will actively over- and underweight asset classes relative to the neutral targets as necessary in response to shorter-term market conditions. We endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.
During the November 1, 2010 — October 31, 2011 period, international equities dramatically underperformed US equities as outlined above. The MSCI-EAFE Index of developed foreign markets lost 3.64% for the period, while the S&P 500 of US stocks gained 8.09%, representing a performance differential of around 12 percentage points. This degree of performance divergence is unusual. Because the portfolio is constructed so that more than 30% of its equity is in foreign stocks, the underperformance of international equities had a large impact on the portfolio’s one-year return. In addition, the portfolio holds a meaningful weighting in emerging markets. Although emerging markets have enjoyed strong returns over the past three years — the MSCI-EMI boasts a 23.59% annualized three-year return through October 31, 2011 — they were more sluggish than developed foreign markets during the 12-month period covered by this report. The portfolio also provides significant coverage of smaller-cap stocks, which moderately lagged the broader Wilshire 5000.
The portfolio’s brighter spots included some of the domestic large-cap and mid-cap funds. A number of the international equity funds also fared well relative to their investment categories. But the portfolio’s inherent exposure to international markets and smaller-cap stocks was a dominant factor leading to a rather tepid gain for this one-year period. We nonetheless believe our targeted asset mix is right for the long term.

Transamerica Funds	Page 4	Annual Report 2011

Transamerica Asset Allocation — Growth Portfolio
(unaudited)
STRATEGY REVIEW (continued)
During the period there were several changes among the underlying funds. The domestic large-cap part of the portfolio underwent some improvements. These included the addition of large-value fund Transamerica WMC Quality Value and the replacement of the underperforming Transamerica UBS Large Cap Value with the well-regarded Transamerica ICAP Select Equity. Some changes were also driven by the dissolution of a Transamerica money-management subsidiary called Transamerica Investment Management, LLC (“TIM”). We had in the portfolio the large-cap growth Transamerica Diversified Equity fund managed by that subsidiary; it in turn was re-named Transamerica WMC Diversified Equity. Transamerica Focus was re-named Transamerica Morgan Stanley Capital Growth. When TIM was dissolved we moved the money in Transamerica Diversified Equity to the large-growth teams in Transamerica WMC Diversified Equity and Transamerica Morgan Stanley Capital Growth. TIM had also managed the mid-cap Transamerica Growth Opportunities — it too was re-named Transamerica Morgan Stanley Growth Opportunities. We shifted those assets to Morgan Stanley’s excellent mid-cap growth strategy, which we had already been using in the portfolio. We also enhanced the alternative-strategies portion of the portfolio by adding a new merger-arbitrage fund and a long/short equity fund (Transamerica Water Island Arbitrage Strategy and Transamerica JPMorgan Long/Short Strategy-formerly Transamerica BNY Mellon Market Neutral Strategy). These replaced the underperforming Transamerica BNY Mellon Market Neutral Strategy and Transamerica Federated Market Opportunity funds.
Macroeconomic and geopolitical factors continue to produce abnormally large and broad market swings, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our neutral portfolio targets to address market risks. We look forward to the eventual return of a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem and the US economy struggles to recover.
Jon Hale, CFA
Michael Stout, CFA
Dan McNeela, CFA
Hal Ratner
Co-Portfolio Managers
Morningstar Associates, LLC

Transamerica Funds	Page 5	Annual Report 2011

Transamerica Asset Allocation — Growth Portfolio
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	1.59%	(0.69)%	3.32%	03/01/2002
Class A (POP)	(3.98)%	(1.80)%	2.72%	03/01/2002
Wilshire 5000*	7.57%	0.94%	4.15%	03/01/2002

Class B (NAV)	0.99%	(1.34)%	2.75%	03/01/2002
Class B (POP)	(4.01)%	(1.52)%	2.75%	03/01/2002

Class C (NAV)	0.99%	(1.28)%	5.70%	11/11/2002
Class C (POP)	(0.01)%	(1.28)%	5.70%	11/11/2002

Class I (NAV)	2.10%	N/A	6.81%	11/30/2009

Class R (NAV)	1.45%	(0.81)%	0.79%	06/15/2006

NOTES

*	The Wilshire 5000 Total Market Index (“Wilshire 5000”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and R shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Asset allocation does not ensure a profit or protect against a loss. An investment in the fund is subject to all of the risks associated with the underlying funds. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Transamerica Funds	Page 6	Annual Report 2011

Transamerica Asset Allocation — Moderate Growth Portfolio
(unaudited)
MARKET ENVIRONMENT
The November 1, 2010 to October 31, 2011 reporting period encompassed very different market environments. In the first half of the period, the markets were bullish. In late 2010 and early 2011, investors were cheered by the Federal Reserve Board’s (“Fed”) second round of quantitative easing (“QE2”), encouraging US Gross Domestic Product (“GDP”) readings, holiday spending, and some good news in the job market. The US stock market jumped in December and the gains continued into 2011’s first four months — despite Japan’s tsunami and renewed concern about Europe’s debt problems. For the period November 1, 2010 to April 30, 2011 the Standard & Poor’s 500® Index (“S&P 500”) rose 16.36%, however, international stock markets lagged behind. Concerns about weak European growth and the effects of the Japanese tsunami held the Morgan Stanley Capital International-Europe, Australasia, and Far East Index’s (“MSCI-EAFE”) gain to only 12.95% in US dollar terms, and about half that in local-currency terms. Emerging markets trailed by more as investors worried about inflation in developing markets and a perceived slowdown in China. The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) returned 9.84% for the same November through April period.
Beginning in May, the economic news darkened. First-quarter US GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the June 30th end to the Fed’s QE2. As summer drew on, matters only got worse. In July, first-quarter real US GDP growth was revised downward to 0.4%, and second-quarter growth was reported at just 1.3%. August brought the Congressional showdown over raising the US debt ceiling — and the resulting deal did not impress Standard & Poor’s, which took the historic step of lowering the US government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised the specter of a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the impact on the global economy of Europe’s debt load and related government austerity programs.
Major equity markets around the world began a string of consecutive monthly declines in May, falling precipitously in August and September. Although US stocks plunged from May through September, foreign stocks fell even harder. After having lagged the S&P 500 on the upside, the MSCI-EAFE Index fell 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500’s 18.64% decline. The MSCI-EMI plummeted 27.96% over that stretch. Equities rebounded for a few weeks in October, but once again, international stocks lagged.
For the one-year period as a whole, the S&P 500 managed a gain of 8.09%, but the MSCI-EAFE lost 3.64%. The MSCI-EMI fell 7.44%.
Bond returns were similarly differentiated over the period. While stocks rose from November through April, high-quality bonds were generally flat but credit-sensitive bonds performed strongly. Then as stocks fell from May through September, the highest-quality bonds — namely government issues — appreciated dramatically as investors flocked to them for safety. That helped lift the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) (which tilts toward government bonds), while high-yield bonds lost ground in sympathy with stocks.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Asset Allocation-Moderate Growth Portfolio, Class A returned 1.09%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market Index (“Wilshire 5000”) and the BCAB, returned 7.57% and 5.00%, respectively.
STRATEGY REVIEW
The portfolio is designed to provide a mix of approximately 70% equity and 30% fixed-income securities under normal conditions. The equity side is meant to cover both domestic and international markets, across the entire range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, commodities, and alternative strategies. The goal is to provide investors one-stop participation in the broad financial markets. Our specific portfolio mix is based on years of asset-allocation modeling — research that consistently indicates that the mix we target is close to optimal in terms of expected long-term returns per unit of risk taken. While this strategic blueprint forms the backbone of our asset allocation, we will actively over- and underweight asset classes relative to the neutral targets as necessary in response to shorter-term market conditions. We endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.
During the November 1, 2010 — October 31, 2011 period, international equities dramatically underperformed US equities as outlined above. The MSCI-EAFE of developed foreign markets lost 3.64% for the period, while the S&P 500 of US stocks gained 8.09%, representing a performance differential of around 12 percentage points. This degree of performance divergence is unusual. Because the portfolio is constructed so that about 30% of its equity is in foreign stocks, the underperformance of international equities had a large impact on the portfolio’s one-year return. In addition, the portfolio holds a meaningful weighting in emerging markets. Although emerging markets have enjoyed strong returns over the past three years — the MSCI-EMI boasts a 23.59% annualized three-year return through October 31, 2011 — they were more sluggish than developed foreign markets during the 12-month period covered by this report. The portfolio also provides significant coverage of smaller-cap stocks, which moderately lagged the broader Wilshire 5000.

Transamerica Funds	Page 7	Annual Report 2011

Transamerica Asset Allocation — Moderate Growth Portfolio
(unaudited)
STRATEGY REVIEW (continued)
As the stock market fell in the latter half of the period, Treasury bonds soared. While the portfolio does own government bonds, it is designed to own a diversified mixture of bond types. As part of that diversification, the portfolio owns short-term bonds, bonds from developed international markets, and emerging-markets debt. These bond classes, while posting positive returns, did not match the BCAB’s Treasury-fueled gain. At the same time, Transamerica PIMCO Total Return — an anchor holding in our bond portfolio — had a rare lagging year after betting wrongly against the Treasury rally.
The portfolio’s brighter spots included some of the domestic large-cap and mid-cap funds. A number of the international equity and bond funds also fared well relative to their investment categories. But the portfolio’s inherent exposure to international stocks, smaller-cap stocks, and non-government bonds was a dominant factor leading to a rather tepid gain for this one-year period. We nonetheless believe our targeted asset mix is right for the long term.
During the period there were several changes among the underlying funds. The domestic large-cap part of the portfolio underwent some improvements. These included the addition of large-value fund Transamerica WMC Quality Value and the replacement of the underperforming Transamerica UBS Large Cap Value with the well-regarded Transamerica ICAP Select Equity. Some changes were also driven by the dissolution of a Transamerica money-management subsidiary called Transamerica Investment Management, LLC (“TIM”). We had in the portfolio the large-cap growth Transamerica Diversified Equity managed by that subsidiary; it in turn was re-named Transamerica WMC Diversified Equity. Transamerica Focus was re-named Transamerica Morgan Stanley Capital Growth. When TIM was dissolved we moved the money in Transamerica Diversified Equity to the large-growth teams in Transamerica WMC Diversified Equity and Transamerica Morgan Stanley Capital Growth. TIM had also managed the mid-cap Transamerica Growth Opportunities — it too was re-named Transamerica Morgan Stanley Growth Opportunities. We shifted those assets to Morgan Stanley’s excellent mid-cap growth strategy, which we had already been using in the portfolio. We also enhanced the alternative-strategies portion of the portfolio by adding a new merger-arbitrage fund and a long/short equity fund (Transamerica Water Island Arbitrage Strategy and Transamerica JPMorgan Long/Short Strategy-formerly Transamerica BNY Mellon Market Neutral Strategy). These replaced a couple of underperforming funds. Finally, we added the new Transamerica Logan Circle Emerging Markets Debt as a complement to our other emerging-markets debt.
Macroeconomic and geopolitical factors continue to produce abnormally large and broad market swings, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our neutral portfolio targets to address market risks. We look forward to the eventual return of a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem and the US economy struggles to recover.
Jon Hale, CFA
Michael Stout, CFA
Dan McNeela, CFA
Hal Ratner
Co-Portfolio Managers
Morningstar Associates, LLC

Transamerica Funds	Page 8	Annual Report 2011

Transamerica Asset Allocation — Moderate Growth Portfolio
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	1.09%	1.03%	4.17%	03/01/2002
Class A (POP)	(4.44)%	(0.10)%	3.57%	03/01/2002
Wilshire 5000*	7.57%	0.94%	4.15%	03/01/2002
Barclays Capital U.S. Aggregate Bond*	5.00%	6.41%	5.72%	03/01/2002

Class B (NAV)	0.43%	0.36%	3.60%	03/01/2002
Class B (POP)	(4.55)%	0.18%	3.60%	03/01/2002

Class C (NAV)	0.56%	0.41%	5.97%	11/11/2002
Class C (POP)	(0.44)%	0.41%	5.97%	11/11/2002

Class I (NAV)	1.54%	N/A	6.32%	11/30/2009

Class R (NAV)	1.06%	0.90%	2.21%	06/15/2006

NOTES

*	The Wilshire 5000 Total Market Index (“Wilshire 5000”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and R shares
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Asset allocation does not ensure a profit or protect against a loss. An investment in the fund is subject to all of the risks associated with the underlying funds. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 9	Annual Report 2011

Transamerica Asset Allocation — Moderate Portfolio
(unaudited)
MARKET ENVIRONMENT
The November 1, 2010 to October 31, 2011 reporting period encompassed very different market environments. In the first half of the period, the markets were bullish. In late 2010 and early 2011, investors were cheered by the Federal Reserve Board’s (“Fed”) second round of quantitative easing (“QE2”), encouraging US Gross Domestic Product (“GDP”) readings, holiday spending, and some good news in the job market. The US stock market jumped in December and the gains continued into 2011’s first four months — despite Japan’s tsunami and renewed concern about Europe’s debt problems. For the period November 1, 2010 to April 30, 2011 the Standard & Poor’s 500® Index (“S&P 500”) rose 16.36%, however, international stock markets lagged behind. Concerns about weak European growth and the effects of the Japanese tsunami held the Morgan Stanley Capital International-Europe, Australasia, and Far East Index’s (“MSCI-EAFE”) gain to only 12.95% in US dollar terms, and about half that in local-currency terms. Emerging markets trailed by more as investors worried about inflation in developing markets and a perceived slowdown in China. The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) returned 9.84% for the same November through April period.
Beginning in May, the economic news darkened. First-quarter US GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the June 30th end to the Fed’s QE2. As summer drew on, matters only got worse. In July, first-quarter real US GDP growth was revised downward to 0.4%, and second-quarter growth was reported at just 1.3%. August brought the Congressional showdown over raising the US debt ceiling — and the resulting deal did not impress Standard & Poor’s, which took the historic step of lowering the US government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the impact on the global economy of Europe’s debt load and related government austerity programs.
Major equity markets around the world began a string of consecutive monthly declines in May, falling precipitously in August and September. Although US stocks plunged from May through September, foreign stocks fell even harder. After having lagged the S&P 500 on the upside, the MSCI-EAFE fell 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500’s 18.64% decline. The MSCI-EMI plummeted 27.96% over that stretch. Equities rebounded for a few weeks in October, but once again, international stocks lagged.
For the one-year period as a whole, the S&P 500 managed a gain of 8.09%, but the MSCI-EAFE lost 3.64%. The MSCI-EMI fell 7.44%.
Bond returns were similarly differentiated over the period. While stocks rose from November through April, high-quality bonds were generally flat but credit-sensitive bonds performed strongly. Then as stocks fell from May through September, the highest-quality bonds — namely government issues — appreciated dramatically as investors flocked to them for safety. That helped lift the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) (which tilts toward government bonds), while high-yield bonds lost ground in sympathy with stocks.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Asset Allocation-Moderate Portfolio, Class A returned 2.10%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market Index (“Wilshire 5000”) and the BCAB, returned 7.57% and 5.00%, respectively.
STRATEGY REVIEW
The portfolio is designed to provide a mix of approximately 50% equity and 50% fixed-income securities under normal conditions. The equity side is meant to cover both domestic and international markets, across the entire range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, commodities, and alternative strategies. The goal is to provide investors one-stop participation in the broad financial markets. Our specific portfolio mix is based on years of asset-allocation modeling — research that consistently indicates that the mix we target is close to optimal in terms of expected long-term returns per unit of risk taken. While this strategic blueprint forms the backbone of our asset allocation, we will actively over- and underweight asset classes relative to the neutral targets as necessary in response to shorter-term market conditions. We endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.
During the November 1, 2010 — October 31, 2011 period, international equities dramatically underperformed US equities as outlined above. The MSCI-EAFE of developed foreign markets lost 3.64% for the period, while the S&P 500 of US stocks gained 8.09%, representing a performance differential of around 12 percentage points. This degree of performance divergence is unusual. Because the portfolio is constructed so that about 30% of its equity is in foreign stocks, the underperformance of international equities had a large impact on the portfolio’s one-year return. In addition, the portfolio holds a meaningful weighting in emerging markets. Although emerging markets have enjoyed strong returns over the past three years — the MSCI-EMI boasts a 23.59% annualized three-year return through October 31, 2011 — they were more sluggish than developed foreign markets during the 12-month period covered by this report. The portfolio also provides significant coverage of smaller-cap stocks, which moderately lagged the broader Wilshire 5000.

Transamerica Funds	Page 10	Annual Report 2011

Transamerica Asset Allocation — Moderate Portfolio
(unaudited)
STRATEGY REVIEW (continued)
As the stock market fell in the latter half of the period, Treasury bonds soared. While the portfolio does own government bonds, it is designed to own a diversified mixture of bond types. As part of that diversification, the portfolio owns short-term bonds, bonds from developed international markets, and emerging-markets debt. These bond classes, while posting positive returns, did not match the BCAB’s Treasury-fueled gain. At the same time, Transamerica PIMCO Total Return — an anchor holding in our bond portfolio — had a rare lagging year after betting wrongly against the Treasury rally.
The portfolio’s brighter spots included some of the domestic large-cap and mid-cap funds. A number of the international equity and bond funds also fared well relative to their investment categories. But the portfolio’s inherent exposure to international stocks, smaller-cap stocks, and non-government bonds was a dominant factor leading to a rather tepid gain for this one-year period. We nonetheless believe our targeted asset mix is right for the long term.
During the period there were several changes among the underlying funds. The domestic large-cap part of the portfolio underwent some improvements. These included the addition of large-value fund Transamerica WMC Quality and the replacement of the underperforming Transamerica UBS Large Cap Value with the well-regarded Transamerica ICAP Select Equity. Some changes were also driven by the dissolution of a Transamerica money-management subsidiary called Transamerica Investment Management, LLC (“TIM”). We had in the portfolio the large-cap growth Transamerica Diversified Equity managed by that subsidiary; it in turn was re-named Transamerica WMC Diversified Equity. Transamerica Focus was re-named Transamerica Morgan Stanley Capital Growth. When TIM was dissolved we moved the money in Transamerica Diversified Equity to the large-growth teams in Transamerica WMC Diversified Equity and Transamerica Morgan Stanley Capital Growth. TIM had also managed the mid-cap Transamerica Growth Opportunities — it too was re-named Transamerica Morgan Stanley Growth Opportunities. We shifted those assets to Morgan Stanley’s excellent mid-cap growth strategy, which we had already been using in the portfolio. We also enhanced the alternative-strategies portion of the portfolio by adding a new merger-arbitrage fund and a long/short equity fund (Transamerica Water Island Arbitrage Strategy and Transamerica JPMorgan Long/Short Strategy-formerly Transamerica BNY Mellon Market Neutral Strategy). These replaced a couple of underperforming funds. Finally, we added the new Transamerica Logan Circle Emerging Markets Debt as a complement to our other emerging-markets debt.
Macroeconomic and geopolitical factors continue to produce abnormally large and broad market swings, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our neutral portfolio targets to address market risks. We look forward to the eventual return of a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem and the US economy struggles to recover.
Jon Hale, CFA
Michael Stout, CFA
Dan McNeela, CFA
Hal Ratner
Co-Portfolio Managers
Morningstar Associates, LLC

Transamerica Funds	Page 11	Annual Report 2011

Transamerica Asset Allocation — Moderate Portfolio
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	2.10%	2.55%	4.90%	03/01/2002
Class A (POP)	(3.48)%	1.39%	4.29%	03/01/2002
Wilshire 5000*	7.57%	0.94%	4.15%	03/01/2002
Barclays Capital U.S. Aggregate Bond*	5.00%	6.41%	5.72%	03/01/2002

Class B (NAV)	1.49%	1.87%	4.33%	03/01/2002
Class B (POP)	(3.51)%	1.70%	4.33%	03/01/2002

Class C (NAV)	1.50%	1.92%	6.20%	11/11/2002
Class C (POP)	0.50%	1.92%	6.20%	11/11/2002

Class I (NAV)	2.53%	N/A	6.46%	11/30/2009

Class R (NAV)	2.01%	2.36%	3.41%	06/15/2006

NOTES

*	The Wilshire 5000 Total Market Index (“Wilshire 5000”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and R shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Asset allocation does not ensure a profit or protect against a loss. An investment in the fund is subject to all of the risks associated with the underlying funds. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 12	Annual Report 2011

Transamerica Multi-Manager Alternative Strategies Portfolio
(unaudited)
MARKET ENVIORNMENT
The November 1, 2010 to October 31, 2011 reporting period encompassed very different market environments. In the first half of the period, the markets were bullish. In late 2010 and early 2011, investors were cheered by the Federal Reserve Board’s (“Fed”) second round of quantitative easing (“QE2”), encouraging US Gross Domestic Product (“GDP”) readings, holiday spending, and some good news in the job market. The US stock market jumped in December and the gains continued into 2011’s first four months—despite Japan’s tsunami and renewed concern about Europe’s debt problems. International stocks, however, lagged behind. Concerns about weak European growth and the effects of the Japanese tsunami limited the Morgan Stanley Capital International-Europe, Australasia, and Far East Index’s (“MSCI-EAFE”) gain. Emerging markets trailed by more as investors worried about inflation in developing markets and a perceived slowdown in China.
Beginning in May, the economic news darkened. First-quarter US GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the June 30th end to the Fed’s QE2. As summer drew on, matters only got worse. In July, first-quarter real US GDP growth was revised downward. August brought the Congressional showdown over raising the US debt ceiling—and the resulting deal did not impress Standard & Poor’s, which took the historic step of lowering the US government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the impact on the global economy of Europe’s debt load and related government austerity programs.
Major equity markets around the world began a string of consecutive monthly declines in May, falling precipitously in August and September. Although US stocks plunged from May through September, foreign stocks fell even harder. Equities rebounded for a few weeks in October, but once again, international stocks lagged.
Bond returns were similarly differentiated over the period. While stocks rose from November through April, high-quality bonds were generally flat but credit-sensitive bonds performed strongly. Then as stocks fell from May through September, the highest-quality bonds— namely government issues—appreciated dramatically as investors flocked to them for safety. That helped lift the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) (which tilts toward government bonds), while high-yield bonds lost ground in sympathy with stocks. Over the entire one-year period, the BCAB delivered a 5.00% return.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Multi-Manager Alternative Strategies Portfolio, Class A, returned (0.77)%. By comparison, its benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill +3% Wrap Index, returned 3.18%.
STRATEGY REVIEW
Transamerica Multi-Manager Alternative Strategies Portfolio is designed to provide diversification relative to a core stock/bond portfolio. The fund can be broken into three broad categories: absolute-return strategies; non-traditional asset classes; and opportunistic betas.
Absolute-return strategies are those whose return profiles are due largely to manager decision-making rather than market movements. This category is represented in the portfolio by: Transamerica First Quadrant Global Macro (“First Quadrant”); Transamerica AQR Managed Futures Strategy (“AQR”); the newly added Transamerica Water Island Arbitrage Strategy (“Water Island”); and the recently added Transamerica JPMorgan Long/Short Strategy (“JPMorgan Long/Short”) (formerly, Transamerica BNY Mellon Market Neutral Strategy). An arbitrage fund such as Water Island—which is nearly market-neutral—has minimal systematic market sensitivity. First Quadrant, with its targeted 5% standard deviation and structural short positions, has very modest market exposure. AQR, which follows a momentum strategy, can display positive or negative market correlation depending on what its momentum model is recommending at different times. JPMorgan Long/Short falls between First Quadrant and AQR, given its modest net long equity exposure.
We define non-traditional asset classes as those not widely held by retail investors, examples of those would be global real-estate investment trusts (“REIT”), commodity, futures and local-currency-denominated emerging-markets debt. These asset classes are represented in the portfolio by Transamerica Clarion Global Real Estate Securities, Transamerica Goldman Sachs Commodity Strategy (“Goldman Sachs”), and the recently added Transamerica Logan Circle Emerging Markets Debt (“Logan Circle”).
Opportunistic betas are simply more-traditional asset classes that we use opportunistically when we believe they can add to returns given prevailing market conditions. Transamerica PIMCO Real Return TIPS (which invests in Treasury Inflation Protected Securities or (“TIPS”), Transamerica AEGON High Yield Bond (“AEGON High Yield”), Transamerica BlackRock Global Allocation, and Transamerica Morgan Stanley Emerging Markets Debt (which concentrates in sovereign credits) all fall into this category. Transamerica Loomis Sayles Bond (“Loomis Sayles”), a highly opportunistic bond strategy with relatively low market correlation, straddles the absolute-return and opportunistic categories.

Transamerica Funds	Page 13	Annual Report 2011

Transamerica Multi-Manager Alternative Strategies Portfolio
(unaudited)
STRATEGY REVIEW (continued)
In keeping with our goal of expanding the roster of alternative strategies in the portfolio, the past year saw the addition of three new funds: JPMorgan Long/Short, Water Island, and Logan Circle. The JPMorgan Long/Short fund is an equity long-short strategy that draws its investment universe from the Standard & Poor’s 500® Index (“S&P 500”). The fund usually will be approximately 30% net long in equities; it has exhibited a beta of between 0.25 and 0.30 relative to the index since being added to the portfolio. The past 12 months, however, proved challenging for the strategy, as long/short strategies tend to underperform in choppy markets with few clear and sustained trends. Water Island, a merger-arbitrage strategy, fared better largely due to the very low interest-rate environment, large amounts of corporate cash on acquirers’ books and, to a lesser degree, opportunities presented by an uncertain equity market. Logan Circle, which was added in August, has substantially outperformed the BarCap Emerging Market Total Return Index during its time in the portfolio.
But overall, the past year’s volatile, up-and-down markets made it difficult for several of our underlying managers to achieve good results. In particular, we saw some disappointing returns from our absolute-return strategies. JPMorgan Long/Short, AQR, and First Quadrant all posted negative returns for the period. The portfolio’s exposure to REITs, which were nearly flat for the year, also held it back. Although the absolute-return funds generally performed poorly, the portfolio did benefit from some of its opportunistic positions. TIPS rallied as interest rates fell, high-yield bonds had decent overall returns, benefiting both AEGON High Yield and Loomis Sayles, and emerging-markets debt performed reasonably well.
Given concerns about the slowing economy and worsening European debt crisis, we have been maintaining a larger-than-normal position in fixed income. At the period’s end, we had approximately 32% of assets allocated to fixed-income funds. The goal is to mute overall volatility while enhancing the portfolio’s returns with bond yield. This positioning also reduces the portfolio’s beta relative to the S&P 500.
Macroeconomic and geopolitical factors continue to produce abnormally large and broad market swings. In this environment we have tended to be more flexible and active in managing the portfolio’s risks. We look forward to the eventual return to a more fundamentally driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem and the US economy struggles to recover.
Jon Hale, CFA
Michael Stout, CFA
Dan McNeela, CFA
Hal Ratner
Co-Portfolio Managers
Morningstar Associates, LLC

Transamerica Funds	Page 14	Annual Report 2011

Transamerica Multi-Manager Alternative Strategies Portfolio
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Class	Inception Date

Class A (NAV)	(0.77)%	1.35%	12/28/2006
Class A (POP)	(6.21)%	0.17%	12/28/2006
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index*	3.18%	4.63%	12/28/2006

Class C (NAV)	(1.35)%	0.70%	12/28/2006
Class C (POP)	(2.34)%	0.70%	12/28/2006

Class I (NAV)	(0.47)%	3.17%	11/30/2009

NOTES

*	The Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Fee Index (“BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Transamerica Funds	Page 15	Annual Report 2011

Transamerica Multi-Manager International Portfolio
(unaudited)
MARKET ENVIRONMENT
The November 1, 2010 to October 31, 2011 reporting period encompassed very different market environments. In the first half of the period, the markets were bullish. In late 2010 and early 2011, investors were cheered by the Federal Reserve Board’s (“Fed”) second round of quantitative easing (“QE2), encouraging US Gross Domestic Product (“GDP”) readings, holiday spending, and some good news in the job market. The US stock market jumped in December and the gains continued into 2011’s first four months—despite Japan’s tsunami and renewed concern about Europe’s debt problems. For the period November 1, 2010 to April 30, 2011 the Standard & Poor’s 500® Index (“S&P 500”) rose 16.36%, however, international stock markets lagged behind. Concerns about weak European growth and the effects of the Japanese tsunami held the Morgan Stanley Capital International-Europe, Australasia, and Far East Index’s (“MSCI-EAFE”) gain to only 12.95% in US dollar terms, and about half that in local-currency terms. Emerging markets trailed by more as investors worried about inflation in developing markets and a perceived slowdown in China. The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) returned 9.84% for the same November through April period.
Beginning in May, the economic news darkened. First-quarter US GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the June 30th end to the Fed’s QE2. As summer drew on, matters only got worse. In July, first-quarter real US GDP growth was revised downward to 0.4%, and second-quarter growth was reported at just 1.3%. August brought the Congressional showdown over raising the US debt ceiling—and the resulting deal did not impress Standard & Poor’s, which took the historic step of lowering the US government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the impact on the global economy of Europe’s debt load and related government austerity programs.
Major equity markets around the world began a string of consecutive monthly declines in May, falling precipitously in August and September. Although US stocks plunged from May through September, foreign stocks fell even harder. After having lagged the S&P 500 on the upside, the MSCI-EAFE fell 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500’s 18.64% decline. The MSCI-EMI plummeted 27.96% over that stretch. Equities rebounded for a few weeks in October, but once again, international stocks lagged.
For the one-year period as a whole, the S&P 500 managed a gain of 8.09%, but the MSCI-EAFE lost 3.64%. The MSCI-EMI fell 7.44%.
PEFORMANCE
For the year ended October 31, 2011, Transamerica Multi-Manager International Portfolio, Class A, returned (6.90)%. By comparison, its benchmark, the Morgan Stanley Capital International World ex-U.S. Index (“MSCIW ex U.S.”) returned (3.25)%.
STRATEGY REVIEW
The portfolio is structured to provide broad coverage of international equity markets. The nine underlying funds in the portfolio cover a range of international investing styles, including: developed markets large-cap value; blend and growth stocks; mid-cap stocks; small-cap stocks; emerging-markets stocks; global real estate; and global tactical asset allocation. The portfolio targets approximately 75% of assets in developed markets and 25% in emerging markets. Large-cap stocks are targeted at 65% to 70% of the portfolio, with mid- and small-cap stocks comprising 30% to 35%. The portfolio also contains smaller positions of about 5% each in global real estate and global tactical asset-allocation funds. Its objective is to provide investors with comprehensive coverage of international markets in a single investment vehicle. As a result, the portfolio is more broadly diversified than most international portfolios or indices. While we generally hew closely to our strategic targets, we will actively over- and underweight asset classes as necessary in response to shorter-term market conditions. We endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.
The portfolio underperformed the MSCIW ex U.S. over the 12-month reporting period. For the most part, the performance is attributable to the portfolio’s emerging-markets exposure, which averaged around 30% of assets. The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) returned (7.44)% for the reporting period, well below that of the MSCIW ex U.S., which has no emerging-markets exposure. The two worst performers among the underlying funds in the portfolio were Transamerica WMC Emerging Markets, one of the two dedicated underlying emerging-markets funds, and Transamerica Hansberger International Value, which devotes a large portion of its portfolio to emerging markets. Both funds were significantly overweight China, which was one of the worst performers among emerging markets for the reporting period. In addition, the portfolio’s largest position is Transamerica Thornburg International Value, which suffered through an uncharacteristic stretch of underperformance during this reporting period.The portfolio’s bright spots included Transamerica BlackRock Global Allocation, which sidestepped some of the difficulties experienced by global equities, and Transamerica Clarion Global Real Estate Securities.

Transamerica Funds	Page 16	Annual Report 2011

Transamerica Multi-Manager International Portfolio
(unaudited)
STRATEGY REVIEW (continued)
Despite a difficult year for emerging markets, we believed they deserved their weighting in the portfolio because of their economic and market fundamentals relative to most of the developed world outside the US. After a difficult first quarter in 2011, they appeared poised for a mid-year rebound. But the global economic slowdown and ongoing Euro-debt crisis combined to create a “risk-off” macro environment in which emerging-markets equities sold off during the late summer. Going forward, we believe emerging economies will continue to be the drivers of global economic growth in the coming years, while the Euro-zone faces major uncertainty around its single currency stemming from the ongoing sovereign debt crisis. As a result, we believe we will maintain a significant allocation to emerging markets. Strong economic growth is no guarantee of high equity returns, but this year’s down market has made emerging-market valuations more attractive.
The portfolio is well positioned to benefit from longer-term growth in emerging markets, but in a way that mitigates short-term risk. Our emerging-markets exposure is diversified across active managers who use a variety of different investment approaches. Not only do we use two dedicated emerging-markets funds, several of our primarily developed-markets funds invest portions of their portfolios in emerging markets, as does our tactical allocation fund. Should emerging markets become less attractive relative to developed markets; our managers will tend to reduce their emerging-markets exposure. We can make adjustments at the overall portfolio level as well to mitigate risk when conditions warrant.
Despite the difficulties of the past 12 months, the portfolio’s long-term record remains strong. Its 12.48% 3-year annualized trailing return easily tops the MSCIW ex U.S. 11.05% return, and the portfolio’s (0.81)% 5-year annualized trailing return is better than the benchmark’s (1.36)% return.
Macroeconomic and geopolitical factors continue to produce abnormally large and broad market swings, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our portfolio targets to address the portfolio’s risks. We look forward to the eventual return to a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem and the US economy struggles to recover.
Jon Hale, CFA
Michael Stout, CFA
Dan McNeela, CFA
Hal Ratner
Co-Portfolio Managers
Morningstar Associates, LLC

Transamerica Funds	Page 17	Annual Report 2011

Transamerica Multi-Manager International Portfolio
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	(6.90)%	(0.81)%	0.36%	03/01/2006
Class A (POP)	(12.00)%	(1.93)%	(0.63)%	03/01/2006
MSCI World ex-US*	(3.25)%	(1.36)%	0.81%	03/01/2006

Class B (NAV)	(7.59)%	(1.55)%	(0.36)%	03/01/2006
Class B (POP)	(12.21)%	(1.73)%	(0.36)%	03/01/2006

Class C (NAV)	(7.42)%	(1.44)%	(0.28)%	03/01/2006
Class C (POP)	(8.35)%	(1.44)%	(0.28)%	03/01/2006

Class I (NAV)	(6.49)%	N/A	2.99%	11/30/2009

NOTES

*	The Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Asset allocation does not ensure a profit or protect against a loss. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Transamerica Funds	Page 18	Annual Report 2011

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at May 1, 2011 and held for the entire period until October 31, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.
HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such expenses are fees and expenses of trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio (C)

Transamerica Asset Allocation — Conservative Portfolio
Class A	$1,000.00	$956.00	$3.06	$1,022.08	$3.16	0.62%
Class B	1,000.00	952.40	6.20	1,018.85	6.41	1.26
Class C	1,000.00	952.90	5.96	1,019.11	6.16	1.21
Class I	1,000.00	957.90	1.28	1,023.89	1.33	0.26
Class R	1,000.00	954.50	4.63	1,020.47	4.79	0.94

Transamerica Asset Allocation — Growth Portfolio
Class A	1,000.00	883.80	3.23	1,021.78	3.47	0.68
Class B	1,000.00	881.20	6.45	1,018.35	6.92	1.36
Class C	1,000.00	881.20	6.16	1,018.65	6.61	1.30
Class I	1,000.00	886.20	1.28	1,023.84	1.38	0.27
Class R	1,000.00	882.90	3.84	1,021.12	4.13	0.81

Transamerica Asset Allocation — Moderate Growth Portfolio
Class A	1,000.00	904.50	3.02	1,022.03	3.21	0.63
Class B	1,000.00	901.30	6.28	1,018.60	6.67	1.31
Class C	1,000.00	901.70	6.04	1,018.85	6.41	1.26
Class I	1,000.00	906.80	1.25	1,023.89	1.33	0.26
Class R	1,000.00	904.10	3.70	1,021.32	3.92	0.77

Transamerica Asset Allocation — Moderate Portfolio
Class A	1,000.00	935.50	2.98	1,022.13	3.11	0.61
Class B	1,000.00	932.40	6.28	1,018.70	6.56	1.29
Class C	1,000.00	932.00	5.94	1,019.06	6.21	1.22
Class I	1,000.00	937.90	1.27	1,023.89	1.33	0.26
Class R	1,000.00	935.20	4.00	1,021.07	4.18	0.82

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	1,000.00	946.20	3.73	1,021.37	3.87	0.76
Class C	1,000.00	943.00	6.95	1,018.05	7.22	1.42
Class I	1,000.00	948.20	1.96	1,023.19	2.04	0.40

Transamerica Funds	Page 19	Annual Report 2011

Understanding Your Funds’ Expenses (continued)

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio (C)

Transamerica Multi-Manager International Portfolio
Class A	1,000.00	833.90	3.10	1,021.83	3.41	0.67
Class B	1,000.00	831.00	6.69	1,017.90	7.37	1.45
Class C	1,000.00	831.90	6.28	1,018.35	6.92	1.36
Class I	1,000.00	836.50	1.39	1,023.69	1.53	0.30

(A)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account values for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

(C)	Expense ratios do not include expenses of the investment companies in which the funds invest.

Transamerica Funds	Page 20	Annual Report 2011

Schedules of Investments Composition
At October 31, 2011
(the following charts summarize the Schedules of Investments of the Funds by asset type)
(unaudited)

Transamerica Asset Allocation — Conservative Portfolio

Bonds	46.8%
U.S. Stocks	18.5
Tactical and Specialty	13.0
Capital Markets	11.7
Inflation-Protected Securities	6.2
Global/International Stocks	3.3
Capital Preservation	0.5
Other Assets and Liabilities — Net	0.0 *
Total	100.0%

Transamerica Asset Allocation — Growth Portfolio

U.S. Stocks	47.8%
Capital Markets	27.9
Global/International Stocks	16.5
Tactical and Specialty	8.0
Repurchase Agreement	0.0 *
Capital Preservation	0.0 *
Other Assets and Liabilities — Net	(0.2)

Total	100.0%

Transamerica Asset Allocation — Moderate Growth Portfolio

U.S. Stocks	35.9%
Capital Markets	20.8
Bonds	18.4
Tactical and Specialty	12.8
Global/International Stocks	10.6
Inflation-Protected Securities	1.7
Other Assets and Liabilities — Net	(0.2)

Total	100.0%

Transamerica Asset Allocation — Moderate Portfolio

Bonds	33.1%
U.S. Stocks	27.9
Capital Markets	14.4
Tactical and Specialty	13.4
Global/International Stocks	5.8
Inflation-Protected Securities	5.3
Capital Preservation	0.2
Other Assets and Liabilities — Net	(0.1)

Total	100.0%

Transamerica Multi-Manager Alternative Strategies Portfolio

Tactical and Specialty	71.2%
Capital Markets	11.4
Bonds	11.1
Inflation-Protected Securities	5.5
Capital Preservation	0.5
Repurchase Agreement	0.0 *
Other Assets and Liabilities — Net	0.3

Total	100.0%

Transamerica Multi-Manager International Portfolio

Global/International Stocks	91.0%
Tactical and Specialty	8.1
Capital Preservation	1.1
Other Assets and Liabilities — Net	(0.2)

Total	100.0%

*	Amount rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Page 21	Annual Report 2011

Transamerica Asset Allocation — Conservative Portfolio
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

INVESTMENT COMPANIES — 100.0% л
Bonds — 46.8%
Transamerica AEGON Flexible Income	1,885,456	$16,705
Transamerica AEGON High Yield Bond	2,210,417	19,938
Transamerica AEGON Short-Term Bond	7,076,821	71,759
Transamerica JPMorgan Core Bond	17,425,378	184,709
Transamerica JPMorgan International Bond	4,279,252	48,099
Transamerica Morgan Stanley Emerging Markets Debt	1,749,977	18,812
Transamerica PIMCO Total Return	17,912,862	186,651
Capital Markets — 11.7%
Transamerica ICAP Select Equity	3,723,198	38,088
Transamerica Logan Circle Emerging Markets Debt	874,936	8,758
Transamerica Morgan Stanley Capital Growth ‡	1,240,784	13,611
Transamerica Water Island Arbitrage Strategy ‡	1,989,396	20,391
Transamerica WMC Quality Value	5,328,173	54,988
Capital Preservation — 0.5%
Transamerica AEGON Money Market	5,567,706	5,568
Global/International Stocks — 3.3%
Transamerica MFS International Equity	681,336	5,682
Transamerica Neuberger Berman International	477,247	4,057
Transamerica Oppenheimer Developing Markets	925,087	11,352
Transamerica Schroders International Small Cap	560,264	5,042
Transamerica Thornburg International Value	625,190	6,439
Transamerica WMC Emerging Markets	464,827	5,457
Inflation-Protected Securities — 6.2%
Transamerica PIMCO Real Return TIPS	6,352,153	72,732
Tactical and Specialty — 13.0%
Transamerica AQR Managed Futures Strategy	2,527,718	23,609
Transamerica BlackRock Global Allocation	1,984,473	21,809
Transamerica Clarion Global Real Estate Securities	81,870	953
Transamerica First Quadrant Global Macro ‡	2,363,332	13,755
Transamerica Goldman Sachs Commodity Strategy	1,245,012	13,409
Transamerica JPMorgan Long/Short Strategy ‡	1,321,504	10,387
Transamerica Loomis Sayles Bond	6,401,703	67,922
U.S. Stocks — 18.5%
Transamerica BlackRock Large Cap Value	4,884,116	43,371
Transamerica Jennison Growth	4,220,017	54,607
Transamerica JPMorgan Mid Cap Value	677,624	7,406
Transamerica Morgan Stanley Growth Opportunities	1,030,692	11,781
Transamerica Morgan Stanley Mid-Cap Growth	605,543	7,914
Transamerica Morgan Stanley Small Company Growth	745,406	8,595
Transamerica Oppenheimer Small- & Mid-Cap Value	747,046	7,127
Transamerica Third Avenue Value	890,720	18,474
Transamerica WMC Diversified Equity	1,749,230	25,766
Transamerica WMC Diversified Growth ‡	3,101,044	30,080

Total Investment Companies (cost $1,086,076) П		1,165,803
Other Assets and Liabilities — Net		(182)

Net Assets		$1,165,621

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

л	The fund invests its assets in the Class I2 shares of the affiliated Transamerica Funds.

‡	Non-income producing security.

П	Aggregate cost for federal income tax purposes is $1,091,675. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $81,109 and $6,981, respectively. Net unrealized appreciation for tax purposes is $74,128.
VALUATION SUMMARY (all amounts in thousands): Э

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	10/31/2011
Investment Companies	$1,165,803	$—	$—	$1,165,803

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 22	Annual Report 2011

Transamerica Asset Allocation — Growth Portfolio
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

INVESTMENT COMPANIES — 100.2% л
Capital Markets — 27.9%
Transamerica ICAP Select Equity	13,208,653	$135,125
Transamerica Morgan Stanley Capital Growth ‡	5,805,124	63,682
Transamerica Water Island Arbitrage Strategy ‡	1,333,339	13,667
Transamerica WMC Quality Value	18,757,202	193,574
Capital Preservation — 0.0% 8
Transamerica AEGON Money Market	60,239	60
Global/International Stocks — 16.5%
Transamerica Hansberger International Value	2,459,661	16,922
Transamerica MFS International Equity	1,931,258	16,107
Transamerica Neuberger Berman International	5,973,767	50,777
Transamerica Oppenheimer Developing Markets	5,907,001	72,480
Transamerica Schroders International Small Cap	4,631,357	41,682
Transamerica Thornburg International Value	3,334,473	34,345
Transamerica WMC Emerging Markets	615,263	7,223
Tactical and Specialty — 8.0%
Transamerica AQR Managed Futures Strategy	2,051,786	19,164
Transamerica BlackRock Global Allocation	1,078,006	11,847
Transamerica Clarion Global Real Estate Securities	4,400,102	51,218
Transamerica First Quadrant Global Macro ‡	1,752,953	10,202
Transamerica Goldman Sachs Commodity Strategy	1,458,506	15,708
Transamerica JPMorgan Long/Short Strategy ‡	974,588	7,660
U.S. Stocks — 47.8%
Transamerica BlackRock Large Cap Value	17,148,645	152,280
Transamerica Jennison Growth	13,560,664	175,474
Transamerica JPMorgan Mid Cap Value	3,331,165	36,410
Transamerica Morgan Stanley Growth Opportunities	1,256,462	14,361
Transamerica Morgan Stanley Mid-Cap Growth	2,937,547	38,394
Transamerica Morgan Stanley Small Company Growth	2,147,925	24,766
Transamerica Oppenheimer Small- & Mid- Cap Value	3,736,199	35,643
Transamerica Third Avenue Value	2,278,499	47,256
Transamerica WMC Diversified Equity	5,254,968	77,406
Transamerica WMC Diversified Growth ‡	9,503,222	92,181

Total Investment Companies (cost $1,294,162)		1,455,614

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 0.0% ∞
State Street Bank & Trust Co. 0.03%, ▲, dated 10/31/2011, to be repurchased at $10 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $12.	$10	10
Total Repurchase Agreement (cost $10)

Total Investment Securities (cost $1,294,172) П		1,455,624
Other Assets and Liabilities — Net		(2,528)

Net Assets		$1,453,096

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

л	The fund invests its assets in the Class I2 shares of the affiliated Transamerica Funds.

‡	Non-income producing security.

∞	Percentage rounds to less than 0.1%.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $1,310,390. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $169,701 and $24,467, respectively. Net unrealized appreciation for tax purposes is $145,234.
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	10/31/2011
Investment Companies	$1,455,614	$—	$—	$1,455,614
Repurchase Agreement	—	10	—	10
Total	$1,455,614	$10	$—	$1,455,624

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 23	Annual Report 2011

Transamerica Asset Allocation — Moderate Growth Portfolio
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

INVESTMENT COMPANIES — 100.2% л
Bonds — 18.4%
Transamerica AEGON High Yield Bond	14,622,269	$131,893
Transamerica AEGON Short-Term Bond	1,651,749	16,749
Transamerica JPMorgan Core Bond	12,557,975	133,115
Transamerica JPMorgan International Bond	4,815,602	54,127
Transamerica Morgan Stanley Emerging Markets Debt	3,289,650	35,364
Transamerica PIMCO Total Return	16,885,487	175,946
Capital Markets — 20.8%
Transamerica ICAP Select Equity	19,813,114	202,688
Transamerica Logan Circle Emerging Markets Debt	1,802,366	18,042
Transamerica Morgan Stanley Capital Growth ‡	7,358,565	80,723
Transamerica Water Island Arbitrage Strategy ‡	1,984,263	20,339
Transamerica WMC Quality Value	28,584,198	294,989
Global/International Stocks — 10.6%
Transamerica Hansberger International Value	2,424,729	16,682
Transamerica MFS International Equity	2,247,270	18,742
Transamerica Neuberger Berman International	5,796,333	49,269
Transamerica Oppenheimer Developing Markets	8,900,597	109,210
Transamerica Schroders International Small Cap	3,837,300	34,536
Transamerica Thornburg International Value	4,409,827	45,421
Transamerica WMC Emerging Markets	3,493,001	41,008
Inflation-Protected Securities — 1.7%
Transamerica PIMCO Real Return TIPS	4,450,377	50,957
Tactical and Specialty — 12.8%
Transamerica AQR Managed Futures Strategy	9,652,642	90,155
Transamerica BlackRock Global Allocation	6,655,290	73,142
Transamerica Clarion Global Real Estate Securities	2,904,178	33,805
Transamerica First Quadrant Global Macro ‡	5,957,134	34,671
Transamerica Goldman Sachs Commodity Strategy	5,842,090	62,919
Transamerica JPMorgan Long/Short Strategy ‡	3,306,745	25,991
Transamerica Loomis Sayles Bond	5,609,895	59,521
U.S. Stocks — 35.9%
Transamerica BlackRock Large Cap Value	26,264,068	233,225
Transamerica Jennison Growth	18,277,592	236,513
Transamerica JPMorgan Mid Cap Value	6,818,717	74,529
Transamerica Morgan Stanley Growth Opportunities	3,826,430	43,736
Transamerica Morgan Stanley Mid-Cap Growth	4,145,249	54,178
Transamerica Morgan Stanley Small Company Growth	2,233,082	25,747
Transamerica Oppenheimer Small- & Mid-Cap Value	5,495,104	52,423
Transamerica Third Avenue Value	3,777,354	78,342
Transamerica WMC Diversified Equity	8,373,574	123,343
Transamerica WMC Diversified Growth ‡	14,481,484	140,470

Total Investment Companies (cost $2,714,108) П		2,972,510
Other Assets and Liabilities — Net		(4,942)

Net Assets		$2,967,568

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

л	The fund invests its assets in the Class I2 shares of the affiliated Transamerica Funds.

‡	Non-income producing security.

П	Aggregate cost for federal income tax purposes is $2,743,732. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $275,102 and $46,324, respectively. Net unrealized appreciation for tax purposes is $228,778.
VALUATION SUMMARY (all amounts in thousands): Э

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	10/31/2011
Investment Companies	$2,972,510	$—	$—	$2,972,510

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 24	Annual Report 2011

Transamerica Asset Allocation — Moderate Portfolio
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

INVESTMENT COMPANIES — 100.1% л
Bonds — 33.1%
Transamerica AEGON Flexible Income	4,929,192	$43,673
Transamerica AEGON High Yield Bond	9,779,433	88,210
Transamerica AEGON Short-Term Bond	11,524,266	116,856
Transamerica JPMorgan Core Bond	13,322,433	141,218
Transamerica JPMorgan International Bond	4,692,958	52,749
Transamerica Morgan Stanley Emerging Markets Debt	3,002,208	32,274
Transamerica PIMCO Total Return	22,698,695	236,520
Capital Markets — 14.4%
Transamerica ICAP Select Equity	9,180,562	93,917
Transamerica Logan Circle Emerging Markets Debt	1,535,915	15,375
Transamerica Morgan Stanley Capital Growth ‡	3,273,851	35,914
Transamerica Water Island Arbitrage Strategy ‡	2,719,331	27,873
Transamerica WMC Quality Value	13,215,706	136,386
Capital Preservation — 0.2%
Transamerica AEGON Money Market	4,278,474	4,278
Global/International Stocks — 5.8%
Transamerica Hansberger International Value	1,046,750	7,202
Transamerica MFS International Equity	2,318,824	19,339
Transamerica Neuberger Berman International	1,868,465	15,882
Transamerica Oppenheimer Developing Markets	2,473,622	30,351
Transamerica Schroders International Small Cap	2,038,010	18,342
Transamerica Thornburg International Value	1,545,277	15,916
Transamerica WMC Emerging Markets	1,516,244	17,801
Inflation-Protected Securities — 5.3%
Transamerica PIMCO Real Return TIPS	9,940,245	113,816
Tactical and Specialty — 13.4%
Transamerica AQR Managed Futures Strategy	5,898,897	55,096
Transamerica BlackRock Global Allocation	4,044,880	44,453
Transamerica Clarion Global Real Estate Securities	1,535,626	17,875
Transamerica First Quadrant Global Macro ‡	4,469,712	26,014
Transamerica Goldman Sachs Commodity Strategy	3,250,418	35,007
Transamerica JPMorgan Long/Short Strategy ‡	2,485,040	19,532
Transamerica Loomis Sayles Bond	8,588,985	91,129
U.S. Stocks — 27.9%
Transamerica BlackRock Large Cap Value	12,061,125	107,102
Transamerica Jennison Growth	11,126,007	143,970
Transamerica JPMorgan Mid Cap Value	3,663,568	40,043
Transamerica Morgan Stanley Growth Opportunities	3,664,802	41,889
Transamerica Morgan Stanley Mid-Cap Growth	2,280,330	29,804
Transamerica Morgan Stanley Small Company Growth	1,371,357	15,812
Transamerica Oppenheimer Small- & Mid- Cap Value	3,044,670	29,046
Transamerica Third Avenue Value	1,795,842	37,246
Transamerica WMC Diversified Equity	4,128,707	60,816
Transamerica WMC Diversified Growth ‡	9,740,102	94,479

Total Investment Companies (cost $1,978,679) П		2,153,205
Other Assets and Liabilities — Net		(2,408)

Net Assets		$2,150,797

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

л	The fund invests its assets in the Class I2 shares of the affiliated Transamerica Funds.

‡	Non-income producing security.

П	Aggregate cost for federal income tax purposes is $1,989,998. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $191,663 and $28,456, respectively. Net unrealized appreciation for tax purposes is $163,207.
VALUATION SUMMARY (all amounts in thousands): Э

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	10/31/2011
Investment Companies	$2,153,205	$—	$—	$2,153,205

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 25	Annual Report 2011

Transamerica Multi-Manager Alternative Strategies Portfolio
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

INVESTMENT COMPANIES — 99.7% л
Bonds — 11.1%
Transamerica AEGON High Yield Bond	3,275,422	$29,544
Transamerica Morgan Stanley Emerging Markets Debt	1,738,577	18,690
Capital Markets — 11.4%
Transamerica Logan Circle Emerging Markets Debt	772,975	7,737
Transamerica Water Island Arbitrage Strategy ‡	4,086,085	41,883
Capital Preservation — 0.5%
Transamerica AEGON Money Market	1,952,365	1,952
Inflation-Protected Securities — 5.5%
Transamerica PIMCO Real Return TIPS	2,085,048	23,874
Tactical and Specialty — 71.2%
Transamerica AQR Managed Futures Strategy	6,099,333	56,968
Transamerica BlackRock Global Allocation	3,819,142	41,972
Transamerica Clarion Global Real Estate Securities	2,338,506	27,220
Transamerica First Quadrant Global Macro ‡	7,356,242	42,813
Transamerica Goldman Sachs Commodity Strategy	3,432,306	36,966
Transamerica JPMorgan Long/Short Strategy ‡	5,558,370	43,689
Transamerica Loomis Sayles Bond	5,550,082	58,887

Total Investment Companies (cost $443,893)		432,195

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 0.0% ∞
State Street Bank & Trust Co.
0.03% ▲, dated 10/31/2011, to be repuchased at $50 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a total value of $53	$50	50
Total Repurchase Agreement (cost $50)

Total Investment Securities (cost $443,943) П		432,245
Other Assets and Liabilities — Net		1,200

Net Assets		$433,445

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

л	The fund invests its assets in the Class I2 shares of the affiliated Transamerica Funds.

‡	Non-income producing security.

∞	Percentage rounds to less than 0.1%.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $447,138. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,456 and $17,349, respectively. Net unrealized depreciation for tax purposes is $14,893.
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	10/31/2011
Investment Companies	$432,195	$—	$—	$432,195
Repurchase Agreement	—	50	—	50
Total	$432,195	$50	$—	$432,245

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 26	Annual Report 2011

Transamerica Multi-Manager International Portfolio
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

INVESTMENT COMPANIES — 100.2% л
Capital Preservation — 1.1%
Transamerica AEGON Money Market	3,029,348	$3,029
Global/International Stocks — 91.0%
Transamerica Hansberger International Value	3,882,813	26,714
Transamerica MFS International Equity	5,338,980	44,527
Transamerica Neuberger Berman International	3,839,602	32,637
Transamerica Oppenheimer Developing Markets	3,196,954	39,227
Transamerica Schroders International Small Cap	4,263,007	38,367
Transamerica Thornburg International Value	4,277,567	44,059
Transamerica WMC Emerging Markets	2,343,544	27,513
Tactical and Specialty — 8.1%
Transamerica BlackRock Global Allocation	1,358,088	14,925
Transamerica Clarion Global Real Estate Securities	661,433	7,699

Total Investment Companies (cost $290,634) П		278,697
Other Assets and Liabilities — Net		(648)

Net Assets		$278,049

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

л	The fund invests its assets in the Class I2 shares of the affiliated Transamerica Funds.

П	Aggregate cost for federal income tax purposes is $292,206. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $16,055 and $29,564, respectively. Net unrealized depreciation for tax purposes is $13,509.
VALUATION SUMMARY (all amounts in thousands): Э

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	10/31/2011
Investment Companies	$278,697	$—	$—	$278,697

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 27	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES
At October 31, 2011
(all amounts except per share amounts in thousands)

			Transamerica
	Transamerica	Transamerica	Asset	Transamerica	Transamerica
	Asset	Asset	Allocation -	Asset	Multi-Manager		Transamerica
	Allocation -	Allocation -	Moderate	Allocation -	Alternative		Multi-Manager
	Conservative	Growth	Growth	Moderate	Strategies		International
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio		Portfolio

Assets:
Investments in affiliated investment companies, at value	$1,165,803	$1,455,614	$2,972,510	$2,153,205	$432,195		$278,697
Repurchase agreement, at value	—	10	—	—	50		—
Receivables:
Affiliated investment securities sold	217	1,988	266	1,200	—		381
Shares of beneficial interest sold	3,457	842	4,414	2,857	3,635		336
Dividends	125	—	29	203	—	(A)	—	(A)
Other	—	—	—	—	—		—
Prepaid expenses	2	3	6	4	—		1

	$1,169,604	$1,458,457	$2,977,225	$2,157,469	$435,880		$279,415

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	$—	$—	$—	$—	$1,123		$—
Shares of beneficial interest redeemed	2,972	3,995	6,987	4,809	951		1,103
Management and advisory fees	97	119	245	179	72		20
Distribution and service fees	695	855	1,795	1,288	167		142
Trustees fees	5	6	12	8	2		1
Transfer agent fees	103	212	324	192	44		39
Administration fees	12	15	31	22	4		3
Other	99	159	263	174	72		58

	$3,983	$5,361	$9,657	$6,672	$2,435		$1,366

Net assets	$1,165,621	$1,453,096	$2,967,568	$2,150,797	$433,445		$278,049

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	1,116,315	1,542,773	3,034,785	2,068,229	451,910		382,909
Undistributed (accumulated) net investment income (loss)	421	2,302	5,889	13,387	3,302		1,277
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(30,842)	(253,431)	(331,508)	(105,345)	(10,069)		(94,200)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	79,727	161,452	258,402	174,526	(11,698)		(11,937)

Net assets	$1,165,621	$1,453,096	$2,967,568	$2,150,797	$433,445		$278,049

Net assets by class:
Class A	$489,240	$610,951	$1,186,790	$877,866	$171,567		$118,070
Class B	80,696	140,909	283,905	152,538			13,373
Class C	578,193	682,872	1,468,164	1,088,747	141,413		117,858
Class I	15,067	14,642	23,403	26,332	120,465		28,748
Class R	2,425	3,722	5,306	5,314
Shares outstanding:
Class A	43,814	53,149	102,712	75,650	17,729		12,982
Class B	7,261	12,579	24,679	13,177			1,485
Class C	52,114	60,955	128,005	94,550	14,751		13,085
Class I	1,347	1,270	2,022	2,265	12,419		3,156
Class R	216	327	462	460
Net asset value per share:
Class A	$11.17	$11.49	$11.55	$11.60	$9.68		$9.09
Class B	11.11	11.20	11.50	11.58			9.00
Class C	11.09	11.20	11.47	11.52	9.59		9.01
Class I	11.19	11.53	11.58	11.63	9.70		9.11
Class R	11.24	11.39	11.50	11.54
Maximum offering price per share:
Class A	$11.82	$12.16	$12.22	$12.28	$10.24		$9.62

Investments in affiliated investment companies, at cost	$1,086,076	$1,294,162	$2,714,108	$1,978,679	$443,893		$290,634

Repurchase agreement, at cost	$—	$10	$—	$—	$50		$—

(A)	Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 28	Annual Report 2011

STATEMENTS OF OPERATIONS
For the year October 31, 2011
(all amounts in thousands)

					Transamerica
	Transamerica	Transamerica	Transamerica	Transamerica	Multi-Manager	Transamerica
	Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	Alternative	Multi-Manager
	- Conservative	- Growth	- Moderate	- Moderate	Strategies	International
	Portfolio	Portfolio	Growth Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Dividend income from affiliated investment companies	$39,240	$20,734	$72,268	$65,000	$8,026	$4,801

Expenses:
Management and advisory	1,204	1,625	3,238	2,275	717	326
Distribution and service:
Class A	1,733	2,337	4,392	3,156	540	483
Class B	982	1,707	3,475	1,915		166
Class C	5,956	7,671	16,082	11,542	1,290	1,403
Class R	14	20	29	24
Transfer agent:
Class A	649	1,186	1,675	1,056	214	207
Class B	124	363	582	280		52
Class C	432	1,099	1,749	955	191	243
Class I	15	18	26	28	93	38
Class R	7	7	8	8
Printing and shareholder reports	101	240	388	219	85	70
Custody	45	53	95	71	15	15
Administration	150	203	405	284	45	41
Legal	46	60	121	86	15	12
Audit and tax	17	18	20	19	17	17
Trustees	22	30	59	41	7	6
Registration	104	105	132	121	75	62
Other	22	29	56	40	7	7

Total expenses	11,623	16,771	32,532	22,120	3,311	3,148

Reimbursement of class expenses Class B	—	—	—	—	—	(6)

Total reimbursed expenses	—	—	—	—	—	(6)

Net expenses	11,623	16,771	32,532	22,120	3,311	3,142

Net investment income	27,617	3,963	39,736	42,880	4,715	1,659

Net realized and unrealized gain (loss) on investments in affiliated investment companies:
Realized gain (loss) from investments in affiliated investment companies	646	(38,928)	(77,373)	(30,838)	(1,333)	(3,718)
Realized gain distributions from investments in affiliated investment companies	10,656	4,760	19,999	18,256	1,848	3,903

Net realized gain (loss)	11,302	(34,168)	(57,374)	(12,582)	515	185

Increase (decrease) in unrealized appreciation (depreciation) on investments in affiliated investment companies	(16,757)	57,335	48,265	10,813	(12,134)	(24,184)

Net realized and change in unrealized gain (loss) on investments in affiliated investment companies	(5,455)	23,167	(9,109)	(1,769)	(11,619)	(23,999)

Net increase (decrease) In net assets resulting from operations	$22,162	$27,130	$30,627	$41,111	$(6,904)	$(22,340)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 29	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended:
(all amounts in thousands)

	Transamerica Asset Allocation -		Transamerica Asset Allocation -		Transamerica Asset Allocation -
	Conservative Portfolio		Growth Portfolio		Moderate Growth Portfolio
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income	$27,617	$32,332	$3,963	$1,434	$39,736	$43,880
Net realized gain (loss) on investments in affiliated investment companies	11,302	(1,945)	(34,168)	(25,258)	(57,374)	(27,805)
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(16,757)	86,682	57,335	244,132	48,265	381,444

Net increase in net assets resulting from operations	22,162	117,069	27,130	220,308	30,627	397,519

Distributions to shareholders:
From net investment income:
Class A	(12,895)	(14,142)	(2,961)	(5,402)	(17,502)	(23,955)
Class B	(2,083)	(3,351)	—	(552)	(2,633)	(6,248)
Class C	(12,537)	(15,609)	—	(2,866)	(13,326)	(25,214)
Class I	(351)	(117)	(118)	(1)	(311)	(1)
Class R	(70)	(57)	(15)	(22)	(75)	(83)

	(27,936)	(33,276)	(3,094)	(8,843)	(33,847)	(55,501)

From return of capital:
Class A	—	—	—	—	—	(2,948)
Class B	—	—	—	—	—	(1,092)
Class C	—	—	—	—	—	(4,213)
Class I	—	—	—	—	—	(1)
Class R	—	—	—	—	—	(10)

	—	—	—	—	—	(8,264)

Total distributions to shareholders	(27,936)	(33,276)	(3,094)	(8,843)	(33,847)	(63,765)

Capital share transactions:
Proceeds from shares sold:
Class A	120,880	193,284	109,105	125,705	207,685	246,315
Class B	4,193	24,305	4,441	13,404	7,642	33,918
Class C	128,569	184,037	90,581	96,270	220,453	253,627
Class I	8,692	12,648	6,839	15,205	14,825	18,965
Class R	1,155	2,060	1,067	1,666	2,072	3,710

	263,489	416,334	212,033	252,250	452,677	556,535

Dividends and distributions reinvested:
Class A	11,905	12,789	2,805	5,055	16,525	25,110
Class B	1,667	2,696	—	492	2,389	6,616
Class C	9,441	11,411	—	2,339	10,584	22,934
Class I	124	22	69	1	141	2
Class R	51	48	12	18	54	74

	23,188	26,966	2,886	7,905	29,693	54,736

Cost of shares redeemed:
Class A	(142,522)	(119,079)	(170,151)	(149,631)	(276,893)	(250,198)
Class B	(23,572)	(27,891)	(35,823)	(39,788)	(70,998)	(80,243)
Class C	(158,188)	(123,816)	(194,816)	(189,424)	(367,790)	(351,422)
Class I	(4,425)	(2,389)	(5,399)	(2,585)	(7,575)	(3,478)
Class R	(1,850)	(731)	(1,180)	(1,026)	(2,206)	(1,716)

	(330,557)	(273,906)	(407,369)	(382,454)	(725,462)	(687,057)

Automatic conversions:
Class A	15,890	4,985	15,759	6,944	40,728	13,017
Class B	(15,890)	(4,985)	(15,759)	(6,944)	(40,728)	(13,017)

	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	(43,880)	169,394	(192,450)	(122,299)	(243,092)	(75,786)

Net increase (decrease) in net assets	(49,654)	253,187	(168,414)	89,166	(246,312)	257,968

Net assets:
Beginning of year	$1,215,275	$962,088	$1,621,510	$1,532,344	$3,213,880	$2,955,912

End of year	$1,165,621	$1,215,275	$1,453,096	$1,621,510	$2,967,568	$3,213,880

Undistributed (accumulated) net investment income (loss)	$421	$740	$2,302	$1,433	$5,889	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 30	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica Asset Allocation -	Transamerica Asset Allocation -	Transamerica Asset Allocation -
Conservative Portfolio	Growth Portfolio	Moderate Growth Portfolio
October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

Share activity:
Shares issued:
Class A	10,680	18,127	9,083	11,870	17,330	22,775
Class B	374	2,300	378	1,302	639	3,140
Class C	11,414	17,370	7,687	9,258	18,447	23,452
Class I	767	1,181	567	1,398	1,247	1,723
Class R	101	191	90	157	173	343

23,336	39,169	17,805	23,985	37,836	51,433

Shares issued-reinvested from distributions:
Class A	1,065	1,215	237	488	1,409	2,378
Class B	150	258	—	49	203	626
Class C	850	1,092	—	230	905	2,176
Class I	11	2	6	—	(A)	12	—	(A)
Class R	5	4	1	2	5	7

2,081	2,571	244	769	2,534	5,187

Shares redeemed:
Class A	(12,591)	(11,138)	(14,322)	(14,114)	(23,275)	(23,092)
Class B	(2,085)	(2,622)	(3,055)	(3,847)	(5,948)	(7,439)
Class C	(14,060)	(11,645)	(16,611)	(18,320)	(30,978)	(32,671)
Class I	(393)	(221)	(454)	(247)	(640)	(320)
Class R	(161)	(68)	(98)	(99)	(185)	(158)

(29,290)	(25,694)	(34,540)	(36,627)	(61,026)	(63,680)

Automatic conversions:
Class A	1,400	467	1,322	685	3,431	1,217
Class B	(1,407)	(469)	(1,353)	(700)	(3,438)	(1,221)

(7)	(2)	(31)	(15)	(7)	(4)

Net increase (decrease) in shares outstanding:

Class A	554	8,671	(3,680)	(1,071)	(1,105)	3,278
Class B	(2,968)	(533)	(4,030)	(3,196)	(8,544)	(4,894)
Class C	(1,796)	6,817	(8,924)	(8,832)	(11,626)	(7,043)
Class I	385	962	119	1,151	619	1,403
Class R	(55)	127	(7)	60	(7)	192

(3,880)	16,044	(16,522)	(11,888)	(20,663)	(7,064)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 31	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica Asset Allocation -	Transamerica Multi-Manager	Transamerica Multi-Manager
Moderate Portfolio	Alternative Strategies Portfolio	International Portfolio
October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income	$42,880	$50,560	$4,715	$2,810	$1,659	$1,765
Net realized gain (loss) on investments in affiliated investment companies	(12,582)	(13,194)	515	(3,854)	185	(5,519)
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	10,813	207,046	(12,134)	18,655	(24,184)	49,428

Net increase (decrease) in net assets resulting from operations	41,111	244,412	(6,904)	17,611	(22,340)	45,674

Distributions to shareholders:
From net investment income:
Class A	(17,338)	(24,791)	(884)	(1,911)	(1,063)	(1,770)
Class B	(2,599)	(6,406)	(2)	(109)
Class C	(16,101)	(29,833)	(101)	(940)	(264)	(850)
Class I	(434)	(2)	(428)	—	(B)	(367)	(1)
Class R	(83)	(70)

(36,555)	(61,102)	(1,413)	(2,851)	(1,696)	(2,730)

From return of capital:
Class A	—	—	—	(1,343)	—	—
Class C	—	—	—	(1,086)	—	—
Class I	—	—	—	(1)	—	—

—	—	—	(2,430)	—	—

Total distributions to shareholders	(36,555)	(61,102)	(1,413)	(5,281)	(1,696)	(2,730)

Capital share transactions:
Proceeds from shares sold:
Class A	184,563	248,423	108,121	67,804	37,207	51,313
Class B	4,936	25,374	588	2,837
Class C	200,075	259,484	62,110	40,726	18,319	26,373
Class I	15,868	21,255	118,372	39,015	21,249	33,995
Class R	2,487	2,988

407,929	557,524	288,603	147,545	77,363	114,518

Dividends and distributions reinvested:
Class A	16,143	22,613	777	2,646	961	1,359
Class B	2,297	5,572	2	90
Class C	12,286	22,219	82	1,636	197	629
Class I	225	2	240	1	93	1
Class R	49	46

31,000	50,452	1,099	4,283	1,253	2,079

Cost of shares redeemed:
Class A	(216,548)	(187,717)	(62,089)	(68,188)	(45,790)	(71,349)
Class B	(41,778)	(48,268)	(3,842)	(4,354)
Class C	(267,702)	(230,064)	(32,869)	(29,264)	(35,689)	(34,194)
Class I	(7,433)	(4,349)	(29,816)	(5,941)	(18,017)	(8,375)
Class R	(1,514)	(1,261)

(534,975)	(471,659)	(124,774)	(103,393)	(103,338)	(118,272)

Automatic conversions:
Class A	35,441	9,392	—	—	746	603
Class B	(35,441)	(9,392)	(746)	(603)

—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	(96,046)	136,317	164,928	48,435	(24,722)	(1,675)

Net increase (decrease) in net assets	(91,490)	319,627	156,611	60,765	(48,758)	41,269

Net assets:
Beginning of year	$2,242,287	$1,922,660	$276,834	$216,069	$326,807	$285,538

End of year	$2,150,797	$2,242,287	$433,445	$276,834	$278,049	$326,807

Undistributed (accumulated) net investment income (loss)	$13,387	$7,062	$3,302	$—	$1,277	$1,314

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 32	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica Asset Allocation -	Transamerica Multi-Manager	Transamerica Multi-Manager
Moderate Portfolio	Alternative Strategies Portfolio	International Portfolio
October 31, 2011 October 31, 2010	October 31, 2011 October 31, 2010	October 31, 2011	October 31, 2010

Share activity:
Shares issued:
Class A	15,643	22,832	10,915	7,180	3,714	5,798
Class B	418	2,338	60	318
Class C	17,023	23,890	6,315	4,335	1,838	2,972
Class I	1,341	1,937	11,963	4,096	2,122	3,782
Class R	214	274

34,639	51,271	29,193	15,611	7,734	12,870

Shares issued-reinvested from distributions:
Class A	1,400	2,131	79	286	97	156
Class B	198	524	—	(A)	11
Class C	1,069	2,098	9	177	20	72
Class I	19	—	(A)	25	—	(A)	9	—	(A)
Class R	4	4

2,690	4,757	113	463	126	239

Shares redeemed:
Class A	(18,400)	(17,210)	(6,308)	(7,223)	(4,678)	(8,051)
Class B	(3,537)	(4,436)	(393)	(496)
Class C	(22,830)	(21,246)	(3,354)	(3,122)	(3,634)	(3,890)
Class I	(633)	(399)	(3,036)	(629)	(1,821)	(936)
Class R	(129)	(116)

(45,529)	(43,407)	(12,698)	(10,974)	(10,526)	(13,373)

Automatic conversions:
Class A	3,007	865	—	—	75	70
Class B	(3,007)	(866)	(75)	(71)

—	(1)	—	—	—	(1)

Net increase (decrease) in shares outstanding:

Class A	1,650	8,618	4,686	243	(792)	(2,027)
Class B	(5,928)	(2,440)	(408)	(238)
Class C	(4,738)	4,742	2,970	1,390	(1,776)	(846)
Class I	727	1,538	8,952	3,467	310	2,846
Class R	89	162

(8,200)	12,620	16,608	5,100	(2,666)	(265)

(A)	Rounds to less than 1 or (1) share.

(B)	Amount rounds to less than $1 or $(1).

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 33	Annual Report 2011

FINANCIAL HIGHLIGHTS
For the period or years ended:

	Transamerica Asset Allocation - Conservative Portfolio
	Class A
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.22	$10.42	$8.99	$12.40	$11.76

Investment operations
From net investment income(A),(B)	0.30	0.35	0.40	0.36	0.38
From net realized and unrealized gain (loss) on affiliated investments	(0.06)	0.83	1.46	(3.21)	0.82

Total from investment operations	0.24	1.18	1.86	(2.85)	1.20

Distributions
Net investment income	(0.29)	(0.38)	(0.43)	(0.32)	(0.24)
Net realized gains on affiliated investments	—	—	—	(0.24)	(0.32)

Total distributions	(0.29)	(0.38)	(0.43)	(0.56)	(0.56)

Net asset value
End of year	$11.17	$11.22	$10.42	$8.99	$12.40

Total return(C)	2.20%	11.59%	21.76%	(23.86%)	12.06%

Net assets end of year (000’s)	$489,240	$485,473	$360,558	$268,516	$242,342

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.62%	0.63%	0.65%	0.62%	0.62%
Before reimbursement/recapture	0.62%	0.63%	0.65%	0.62%	0.62%
Net investment income, to average net assets(B)	2.63%	3.28%	4.27%	3.22%	3.18%
Portfolio turnover rate(E)	31%	16%	27%	10%	32%

	Transamerica Asset Allocation - Conservative Portfolio
	Class B
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.17	$10.38	$8.97	$12.36	$11.73

Investment operations
From net investment income(A),(B)	0.24	0.30	0.35	0.31	0.30
From net realized and unrealized gain (loss) on affiliated investments	(0.07)	0.80	1.45	(3.22)	0.86

Total from investment operations	0.17	1.10	1.80	(2.91)	1.16

Distributions
Net investment income	(0.23)	(0.31)	(0.39)	(0.24)	(0.21)
Net realized gains on affiliated investments	—	—	—	(0.24)	(0.32)

Total distributions	(0.23)	(0.31)	(0.39)	(0.48)	(0.53)

Net asset value
End of year	$11.11	$11.17	$10.38	$8.97	$12.36

Total return(C)	1.50%	10.82%	21.01%	(24.36%)	11.34%

Net assets end of year (000’s)	$80,696	$114,303	$111,706	$93,268	$116,569

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.27%	1.26%	1.28%	1.24%	1.25%
Before reimbursement/recapture	1.27%	1.26%	1.28%	1.24%	1.25%
Net investment income, to average net assets(B)	2.08%	2.81%	3.71%	2.72%	2.59%
Portfolio turnover rate(E)	31%	16%	27%	10%	32%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 34	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Conservative Portfolio
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.16	$10.37	$8.96	$12.35	$11.73

Investment operations
From net investment income(A),(B)	0.23	0.29	0.34	0.29	0.30
From net realized and unrealized gain (loss) on affiliated investments	(0.06)	0.82	1.46	(3.19)	0.86

Total from investment operations	0.17	1.11	1.80	(2.90)	1.16

Distributions
Net investment income	(0.24)	(0.32)	(0.39)	(0.25)	(0.22)
Net realized gains on affiliated investments	—	—	—	(0.24)	(0.32)

Total distributions	(0.24)	(0.32)	(0.39)	(0.49)	(0.54)

Net asset value
End of year	$11.09	$11.16	$10.37	$8.96	$12.35

Total return(C)	1.50%	10.92%	21.09%	(24.30%)	11.31%

Net assets end of year (000’s)	$578,193	$601,625	$488,315	$364,153	$336,981

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.21%	1.22%	1.23%	1.22%	1.22%
Before reimbursement/recapture	1.21%	1.22%	1.23%	1.22%	1.22%
Net investment income, to average net assets(B)	2.04%	2.75%	3.69%	2.61%	2.60%
Portfolio turnover rate(E)	31%	16%	27%	10%	32%

	Transamerica Asset Allocation -
	Conservative Portfolio
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)
Net asset value
Beginning of year	$11.24	$10.69

Investment operations
From net investment income(A),(B)	0.32	0.22
From net realized and unrealized gain (loss) on affiliated investments	(0.04)	0.75

Total from investment operations	0.28	0.97

Distributions
Net investment income	(0.33)	(0.42)

Net asset value
End of year	$11.19	$11.24

Total return(C)	2.52%	9.39	% (G)

Net assets end of year (000’s)	15,067	10,813

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.26%	0.28	% (H)
Before reimbursement/recapture	0.26%	0.28	% (H)
Net investment income, to average net assets(B)	2.83%	2.24	% (H)
Portfolio turnover rate(E)	31%	16	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 35	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Conservative Portfolio
	Class R
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.29	$10.49	$9.05	$12.47	$11.84

Investment operations
From net investment income(A),(B)	0.28	0.27	0.37	0.35	0.33
From net realized and unrealized gain (loss) on affiliated investments	(0.07)	0.88	1.49	(3.23)	0.85

Total from investment operations	0.21	1.15	1.86	(2.88)	1.18

Distributions
Net investment income	(0.26)	(0.35)	(0.42)	(0.30)	(0.23)
Net realized gains on affiliated investments	—	—	—	(0.24)	(0.32)

Total distributions	(0.26)	(0.35)	(0.42)	(0.54)	(0.55)

Net asset value
End of year	$11.24	$11.29	$10.49	$9.05	$12.47

Total return(C)	1.90%	11.23%	21.59%	(23.98%)	11.89%

Net assets end of year (000’s)	$2,425	$3,061	$1,509	$1,089	$645

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.90%	0.88%	0.89%	0.82%	0.86%
Before reimbursement/recapture	0.90%	0.88%	0.89%	0.82%	0.86%
Net investment income, to average net assets(B)	2.50%	2.56%	3.97%	3.14%	2.71%
Portfolio turnover rate(E)	31%	16%	27%	10%	32%

	Transamerica Asset Allocation - Growth Portfolio
	Class A
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.36	$9.92	$8.87	$15.46	$13.44

Investment operations
From net investment income(A),(B)	0.07	0.05	0.12	0.15	0.23
From net realized and unrealized gain (loss) on affiliated
investments	0.11	1.48	1.12	(6.29)	2.53

Total from investment operations	0.18	1.53	1.24	(6.14)	2.76

Distributions
Net investment income	(0.05)	(0.09)	(0.19)	(0.02)	(0.29)
Net realized gains on affiliated investments	—	—	—	(0.43)	(0.45)

Total distributions	(0.05)	(0.09)	(0.19)	(0.45)	(0.74)

Net asset value
End of year	$11.49	$11.36	$9.92	$8.87	$15.46

Total return(C)	1.59%	15.55%	14.46%	(40.75%)	21.35%

Net assets end of year (000’s)	$610,951	$645,459	$574,500	$495,257	$781,872

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.67%	0.68%	0.73%	0.65%	0.64%
Before reimbursement/recapture	0.67%	0.68%	0.73%	0.65%	0.64%
Net investment income, to average net assets(B)	0.58%	0.45%	1.41%	1.20%	1.62%
Portfolio turnover rate(E)	30%	10%	47%	12%	18%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 36	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Growth Portfolio
	Class B
	October 31,		October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011		2010	2009	2008	2007
Net asset value
Beginning of year	$11.09		$9.70	$8.63	$15.13	$13.17

Investment operations
From net investment income (loss)(A),(B)	—	(I)	(0.02)	0.07	0.08	0.14
From net realized and unrealized gain (loss) on affiliated investments	0.11		1.44	1.10	(6.15)	2.47

Total from investment operations	0.11		1.42	1.17	(6.07)	2.61

Distributions
Net investment income	—		(0.03)	(0.10)	—	(0.20)
Net realized gains on affiliated investments	—		—	—	(0.43)	(0.45)

Total distributions	—		(0.03)	(0.10)	(0.43)	(0.65)

Net asset value
End of year	$11.20		$11.09	$9.70	$8.63	$15.13

Total return(C)	0.99%		14.65%	13.78%	(41.15%)	20.54%

Net assets end of year (000’s)	$140,909		$184,263	$192,054	$196,817	$368,186

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.36%		1.35%	1.40%	1.30%	1.29%
Before reimbursement/recapture	1.36%		1.35%	1.40%	1.30%	1.29%
Net investment income (loss), to average net assets(B)	(0.02%)		(0.18%)	0.84%	0.67%	1.02%
Portfolio turnover rate(E)	30%		10%	47%	12%	18%

	Transamerica Asset Allocation - Growth Portfolio
	Class C
	October 31,		October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011		2010	2009	2008	2007
Net asset value
Beginning of year	$11.09		$9.69	$8.64	$15.13	$13.18

Investment operations
From net investment income (loss)(A),(B)	—	(I)	(0.01)	0.08	0.08	0.14
From net realized and unrealized gain (loss) on affiliated investments	0.11		1.45	1.08	(6.14)	2.48

Total from investment operations	0.11		1.44	1.16	(6.06)	2.62

Distributions
Net investment income	—		(0.04)	(0.11)	—	(0.22)
Net realized gains on affiliated investments	—		—	—	(0.43)	(0.45)

Total distributions	—		(0.04)	(0.11)	(0.43)	(0.67)

Net asset value
End of year	$11.20		$11.09	$9.69	$8.64	$15.13

Total return(C)	0.99%		14.86%	13.72%	(41.08%)	20.60%

Net assets end of year (000’s)	$682,872		$774,914	$763,086	$751,881	$1,270,635

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.29%		1.29%	1.33%	1.26%	1.25%
Before reimbursement/recapture	1.29%		1.29%	1.33%	1.26%	1.25%
Net investment income (loss), to average net assets(B)	—	% (L)	(0.12%)	0.90%	0.62%	1.03%
Portfolio turnover rate(E)	30%		10%	47%	12%	18%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 37	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation -
	Growth Portfolio
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)
Net asset value
Beginning of year	$11.39	$10.35

Investment operations
From net investment income (loss)(A),(B)	0.11	(0.02)
From net realized and unrealized gain on affiliated investments	0.13	1.20

Total from investment operations	0.24	1.18

Distributions
Net investment income	(0.10)	(0.14)

Net asset value
End of year	$11.53	$11.39

Total return(C)	2.10%	11.57	% (G)

Net assets end of year (000’s)	$14,642	$13,112

Ratio and supplemental data
Expenses to average net assets:(D)
After reimbursement/recapture	0.27%	0.30	% (H)
Before reimbursement/recapture	0.27%	0.30	% (H)
Net investment income (loss), to average net assets(B)	0.93%	(0.15	%) (H)
Portfolio turnover rate(E)	30%	10	% (G)

	Transamerica Asset Allocation - Growth Portfolio
	Class R
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.27	$9.85	$8.84	$15.40	$13.43

Investment operations
From net investment income(A),(B)	0.05	0.01	0.10	0.07	0.13
From net realized and unrealized gain (loss) on affiliated investments	0.11	1.49	1.12	(6.20)	2.60

Total from investment operations	0.16	1.50	1.22	(6.13)	2.73

Distributions
Net investment income	(0.04)	(0.08)	(0.21)	—	(0.31)
Net realized gains on affiliated investments	—	—	—	(0.43)	(0.45)

Total distributions	(0.04)	(0.08)	(0.21)	(0.43)	(0.76)

Net asset value
End of year	$11.39	$11.27	$9.85	$8.84	$15.40

Total return(C)	1.45%	15.35%	14.35%	(40.81%)	21.20%

Net assets end of year (000’s)	$3,722	$3,762	$2,704	$1,570	$884

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.82%	0.84%	0.85%	0.83%	0.68%
Before reimbursement/recapture	0.82%	0.84%	0.85%	0.83%	0.68%
Net investment income, to average net assets(B)	0.44%	0.15%	1.09%	0.57%	0.94%
Portfolio turnover rate(E)	30%	10%	47%	12%	18%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 38	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class A
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.59	$10.39	$9.20	$14.58	$13.05

Investment operations
From net investment income(A),(B)	0.19	0.19	0.28	0.26	0.33
From net realized and unrealized gain (loss) on affiliated investments	(0.06)	1.27	1.25	(5.04)	1.86

Total from investment operations	0.13	1.46	1.53	(4.78)	2.19

Distributions
Net investment income	(0.17)	(0.23)	(0.34)	(0.19)	(0.34)
Net realized gains on affiliated investments	—	—	—	(0.41)	(0.32)
From return of capital	—	(0.03)	—	—	—

Total distributions	(0.17)	(0.26)	(0.34)	(0.60)	(0.66)

Net asset value
End of year	$11.55	$11.59	$10.39	$9.20	$14.58

Total return(C)	1.09%	14.35%	17.47%	(34.01%)	17.48%

Net assets end of year (000’s)	$1,186,790	$1,202,885	$1,044,810	$901,766	$1,295,568

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.62%	0.62%	0.66%	0.60%	0.60%
Before reimbursement/recapture	0.62%	0.62%	0.66%	0.60%	0.60%
Net investment income, to average net assets(B)	1.58%	1.80%	2.99%	2.12%	2.42%
Portfolio turnover rate(E)	35%	17%	37%	13%	19%

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class B
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.53	$10.34	$9.12	$14.45	$12.94

Investment operations
From net investment income(A),(B)	0.12	0.13	0.22	0.19	0.24
From net realized and unrealized gain (loss) on affiliated investments	(0.07)	1.25	1.24	(5.01)	1.85

Total from investment operations	0.05	1.38	1.46	(4.82)	2.09

Distributions
Net investment income	(0.08)	(0.16)	(0.24)	(0.10)	(0.26)
Net realized gains on affiliated investments	—	—	—	(0.41)	(0.32)
From return of capital	—	(0.03)	—	—	—

Total distributions	(0.08)	(0.19)	(0.24)	(0.51)	(0.58)

Net asset value
End of year	$11.50	$11.53	$10.34	$9.12	$14.45

Total return(C)	0.43%	13.57%	16.69%	(34.44%)	16.69%

Net assets end of year (000’s)	$283,905	$383,062	$394,275	$389,429	$651,359

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.31%	1.30%	1.33%	1.27%	1.27%
Before reimbursement/recapture	1.31%	1.30%	1.33%	1.27%	1.27%
Net investment income, to average net assets(B)	1.02%	1.19%	2.39%	1.54%	1.78%
Portfolio turnover rate(E)	35%	17%	37%	13%	19%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 39	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.50	$10.32	$9.11	$14.45	$12.95

Investment operations
From net investment income(A),(B)	0.12	0.13	0.22	0.18	0.24
From net realized and unrealized gain (loss) on affiliated investments	(0.05)	1.25	1.25	(5.00)	1.85

Total from investment operations	0.07	1.38	1.47	(4.82)	2.09

Distributions
Net investment income	(0.10)	(0.17)	(0.26)	(0.11)	(0.27)
Net realized gains on affiliated investments	—	—	—	(0.41)	(0.32)
From return of capital	—	(0.03)	—	—	—

Total distributions	(0.10)	(0.20)	(0.26)	(0.52)	(0.59)

Net asset value
End of year	$11.47	$11.50	$10.32	$9.11	$14.45

Total return(C)	0.56%	13.58%	16.77%	(34.44%)	16.74%

Net assets end of year (000’s)	$1,468,164	$1,606,227	$1,513,954	$1,455,012	$2,098,087

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.25%	1.25%	1.28%	1.23%	1.23%
Before reimbursement/recapture	1.25%	1.25%	1.28%	1.23%	1.23%
Net investment income, to average net assets(B)	0.99%	1.20%	2.43%	1.49%	1.79%
Portfolio turnover rate(E)	35%	17%	37%	13%	19%

	Transamerica Asset Allocation -
	Moderate Growth Portfolio
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)
Net asset value
Beginning of year	$11.61	$10.76

Investment operations
From net investment income(A),(B)	0.21	0.09
From net realized and unrealized gain (loss) on affiliated investments	(0.03)	1.07

Total from investment operations	0.18	1.16

Distributions
Net investment income	(0.21)	(0.28)
From return of capital	—	(0.03)

Total distributions	(0.21)	(0.31)

Net asset value
End of year	$11.58	$11.61

Total return(C)	1.54%	11.07	% (G)

Net assets end of year (000’s)	$23,403	$16,293

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.26%	0.29	% (H)
Before reimbursement/recapture	0.26%	0.29	% (H)
Net investment income, to average net assets(B)	1.74%	0.89	% (H)
Portfolio turnover rate(E)	35%	17	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 40	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class R
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$11.53	$10.36	$9.18	$14.54	$13.05

Investment operations
From net investment income(A),(B)	0.17	0.15	0.25	0.22	0.24
From net realized and unrealized gain (loss) on affiliated investments	(0.04)	1.28	1.26	(5.00)	1.93

Total from investment operations	0.13	1.43	1.51	(4.78)	2.17

Distributions
Net investment income	(0.16)	(0.23)	(0.33)	(0.17)	(0.36)
Net realized gains on affiliated investments	—	—	—	(0.41)	(0.32)
From return of capital	—	(0.03)	—	—	—

Total distributions	(0.16)	(0.26)	(0.33)	(0.58)	(0.68)

Net asset value
End of year	$11.50	$11.53	$10.36	$9.18	$14.54

Total return(C)	1.06%	14.08%	17.29%	(34.08%)	17.31%

Net assets end of year (000’s)	$5,306	$5,413	$2,873	$1,969	$1,983

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.77%	0.79%	0.82%	0.76%	0.67%
Before reimbursement/recapture	0.77%	0.79%	0.82%	0.76%	0.67%
Net investment income, to average net assets(B)	1.43%	1.43%	2.68%	1.74%	1.80%
Portfolio turnover rate(E)	35%	17%	37%	13%	19%

	Transamerica Asset Allocation - Moderate Portfolio
	Class A
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$11.59	$10.62	$9.29	$13.69	$12.64

Investment operations
From net investment income(A),(B)	0.26	0.30	0.36	0.33	0.36
From net realized and unrealized gain (loss) on affiliated investments	(0.02)	1.04	1.40	(4.05)	1.40

Total from investment operations	0.24	1.34	1.76	(3.72)	1.76

Distributions
Net investment income	(0.23)	(0.37)	(0.43)	(0.28)	(0.37)
Net realized gains on affiliated investments	—	—	—	(0.40)	(0.34)

Total distributions	(0.23)	(0.37)	(0.43)	(0.68)	(0.71)

Net asset value
End of year	$11.60	$11.59	$10.62	$9.29	$13.69

Total return(C)	2.10%	12.95%	19.99%	(28.41%)	14.51%

Net assets end of year (000’s)	$877,866	$857,469	$694,532	$545,646	$665,013

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.61%	0.61%	0.63%	0.59%	0.59%
Before reimbursement/recapture	0.61%	0.61%	0.63%	0.59%	0.59%
Net investment income, to average net assets(B)	2.23%	2.78%	3.76%	2.79%	2.83%
Portfolio turnover rate(E)	30%	16%	30%	12%	23%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 41	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Moderate Portfolio
	Class B
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.55	$10.59	$9.23	$13.59	$12.55

Investment operations
From net investment income(A),(B)	0.20	0.24	0.30	0.27	0.28
From net realized and unrealized gain (loss) on affiliated investments	(0.03)	1.02	1.39	(4.05)	1.39

Total from investment operations	0.17	1.26	1.69	(3.78)	1.67

Distributions
Net investment income	(0.14)	(0.30)	(0.33)	(0.18)	(0.28)
Net realized gains on affiliated investments	—	—	—	(0.40)	(0.34)

Total distributions	(0.14)	(0.30)	(0.33)	(0.58)	(0.62)

Net asset value
End of year	$11.58	$11.55	$10.59	$9.23	$13.59

Total return(C)	1.49%	12.13%	19.16%	(28.87%)	13.73%

Net assets end of year (000’s)	$152,538	$220,658	$228,151	$223,209	$357,175

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.28%	1.28%	1.30%	1.25%	1.25%
Before reimbursement/recapture	1.28%	1.28%	1.30%	1.25%	1.25%
Net investment income, to average net assets(B)	1.69%	2.24%	3.23%	2.26%	2.21%
Portfolio turnover rate(E)	30%	16%	30%	12%	23%

	Transamerica Asset Allocation - Moderate Portfolio
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$11.50	$10.55	$9.21	$13.58	$12.55

Investment operations
From net investment income(A),(B)	0.19	0.24	0.30	0.26	0.28
From net realized and unrealized gain (loss) on affiliated investments	(0.01)	1.02	1.39	(4.03)	1.39

Total from investment operations	0.18	1.26	1.69	(3.77)	1.67

Distributions
Net investment income	(0.16)	(0.31)	(0.35)	(0.20)	(0.30)
Net realized gains on affiliated investments	—	—	—	(0.40)	(0.34)

Total distributions	(0.16)	(0.31)	(0.35)	(0.60)	(0.64)

Net asset value
End of year	$11.52	$11.50	$10.55	$9.21	$13.58

Total return(C)	1.50%	12.22%	19.24%	(28.87%)	13.86%

Net assets end of year (000’s)	$1,088,747	$1,142,029	$997,766	$876,977	$1,159,220

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.22%	1.22%	1.24%	1.21%	1.21%
Before reimbursement/recapture	1.22%	1.22%	1.24%	1.21%	1.21%
Net investment income, to average net assets(B)	1.64%	2.21%	3.25%	2.21%	2.21%
Portfolio turnover rate(E)	30%	16%	30%	12%	23%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 42	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation-
	Moderate Portfolio
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)

Net asset value
Beginning of year	$11.61	$10.94

Investment operations
From net investment income(A),(B)	0.28	0.17
From net realized and unrealized gain on affiliated investments	0.01	0.91

Total from investment operations	0.29	1.08

Distributions
Net investment income	(0.27)	(0.41)

Net asset value
End of year	$11.63	$11.61

Total return(C)	2.53%	10.27	% (G)

Net assets end of year (000’s)	$26,332	$17,853

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.26%	0.28	% (H)
Before reimbursement/recapture	0.26%	0.28	% (H)
Net investment income, to average net assets(B)	2.42%	1.73	% (H)
Portfolio turnover rate(E)	30%	16	% (G)

	Transamerica Asset Allocation - Moderate Portfolio
	Class R
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$11.53	$10.58	$9.28	$13.65	$12.64

Investment operations
From net investment income(A),(B)	0.23	0.24	0.32	0.28	0.31
From net realized and unrealized gain (loss) on affiliated investments	—(I)	1.06	1.42	(4.02)	1.42

Total from investment operations	0.23	1.30	1.74	(3.74)	1.73

Distributions
Net investment income	(0.22)	(0.35)	(0.44)	(0.23)	(0.38)
Net realized gains on affiliated investments	—	—	—	(0.40)	(0.34)

Total distributions	(0.22)	(0.35)	(0.44)	(0.63)	(0.72)

Net asset value
End of year	$11.54	$11.53	$10.58	$9.28	$13.65

Total return(C)	2.01%	12.60%	19.81%	(28.57%)	14.31%

Net assets end of year (000’s)	$5,314	$4,278	$2,211	$959	$610

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.82%	0.83%	0.86%	0.87%	0.72%
Before reimbursement/recapture	0.82%	0.83%	0.86%	0.87%	0.72%
Net investment income, to average net assets(B)	2.00%	2.23%	3.38%	2.37%	2.44%
Portfolio turnover rate(E)	30%	16%	30%	12%	23%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 43	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007(K)

Net asset value
Beginning of year	$9.82	$9.35	$8.30	$10.78	$10.00

Investment operations
From net investment income(A),(B)	0.15	0.14	0.29	0.20	0.05
From net realized and unrealized gain (loss) on affiliated investments	(0.23)	0.58	1.08	(2.43)	0.73

Total from investment operations	(0.08)	0.72	1.37	(2.23)	0.78

Distributions

Net investment income	(0.06)	(0.15)	(0.32)	(0.25)
From return of capital	—	(0.10)	—	—	—

Total distributions	(0.06)	(0.25)	(0.32)	(0.25)

Net asset value
End of year	$9.68	$9.82	$9.35	$8.30	$10.78

Total return(C)	(0.77%)	7.83%	17.21%	(21.08%)	7.80	% (G)

Net assets end of year (000’s)	$171,567	$128,041	$119,693	$97,482	$38,870

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.76%	0.80%	0.81%	0.84%	0.90	% (H)
Before reimbursement/recapture	0.76%	0.80%	0.81%	0.77%	1.29	% (H)
Net investment income, to average net assets(B)	1.53%	1.51%	3.43%	1.98%	0.58	% (H)
Portfolio turnover rate(E)	31%	35%	18%	5%	%	(G),(J)

	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007(K)

Net asset value
Beginning of year	$9.73	$9.27	$8.23	$10.72	$10.00

Investment operations
From net investment income (loss)(A),(B)	0.09	0.08	0.24	0.15	(0.01)
From net realized and unrealized gain (loss) on affiliated investments	(0.22)	0.57	1.06	(2.42)	0.73

Total from investment operations	(0.13)	0.65	1.30	(2.27)	0.72

Distributions
Net investment income	(0.01)	(0.09)	(0.26)	(0.22)	—
From return of capital	—	(0.10)	—	—	—

Total distributions	(0.01)	(0.19)	(0.26)	(0.22)	—

Net asset value
End of year	$9.59	$9.73	$9.27	$8.23	$10.72

Total return(C)	(1.35%)	7.12%	16.37%	(21.52%)	7.20	% (G)

Net assets end of year (000’s)	$141,413	$114,662	$96,376	$89,701	$49,306

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.42%	1.44%	1.45%	1.52%	1.55	% (H)
Before reimbursement/recapture	1.42%	1.44%	1.45%	1.43%	1.99	% (H)
Net investment income (loss), to average net assets(B)	0.91%	0.82%	2.92%	1.53%	(0.07	%) (H)
Portfolio turnover rate(E)	31%	35%	18%	5%	—	%(G),(J)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 44	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)

Net asset value
Beginning of year	$9.84	$9.49

Investment operations
From net investment income(A),(B)	0.15	0.07
From net realized and unrealized gain (loss) on affiliated investments	(0.19)	0.57

Total from investment operations	(0.04)	0.64

Distributions
Net investment income	(0.10)	(0.19)
From return of capital	—	(0.10)

Total distributions	(0.10)	(0.29)

Net asset value
End of year	$9.70	$9.84

Total return(C)	(0.47%)	6.90	% (G)

Net assets end of year (000’s)	$120,465	$34,131

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.40%	0.50	% (H)
Before reimbursement/recapture	0.40%	0.50	% (H)
Net investment income, to average net assets(B)	1.56%	0.82	% (H)
Portfolio turnover rate(E)	31%	35	% (G)

	Transamerica Multi-Manager International Portfolio
	Class A
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.84	$8.53	$6.57	$13.24	$10.63

Investment operations
From net investment income(A),(B)	0.08	0.09	0.17	0.27	0.32
From net realized and unrealized gain (loss) on affiliated investments	(0.75)	1.33	1.84	(6.53)	2.87

Total from investment operations	(0.67)	1.42	2.01	(6.26)	3.19

Distributions
Net investment income	(0.08)	(0.11)	(0.05)	(0.32)	(0.58)
Net realized gains on affiliated investments	—	—	—	(0.09)	—

Total distributions	(0.08)	(0.11)	(0.05)	(0.41)	(0.58)

Net asset value
End of year	$9.09	$9.84	$8.53	$6.57	$13.24

Total return(C)	(6.90%)	16.80%	30.86%	(48.61%)	31.30%

Net assets end of year (000’s)	$118,070	$135,479	$134,751	$103,077	$178,422

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.67%	0.70%	0.74%	0.65%	0.65%
Before reimbursement/recapture	0.67%	0.70%	0.74%	0.65%	0.65%
Net investment income, to average net assets(B)	0.77%	1.04%	2.35%	2.59%	2.78%
Portfolio turnover rate(E)	13%	11%	32%	38%	1%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 45	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi-Manager International Portfolio
	Class B
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.74	$8.45	$6.50	$13.13	$10.59

Investment operations
From net investment income(A),(B)	0.01	0.02	0.01	0.21	0.23
From net realized and unrealized gain (loss) on affiliated investments	(0.75)	1.32	1.94	(6.50)	2.86

Total from investment operations	(0.74)	1.34	1.95	(6.29)	3.09

Distributions
Net investment income	(I)	(0.05)	—	(0.25)	(0.55)
Net realized gains on affiliated investments	—	—	—	(0.09)

Total distributions	—(I)	(0.05)	—	(0.34)	(0.55)

Net asset value
End of year	$9.00	$9.74	$8.45	$6.50	$13.13

Total return(C)	(7.59%)	15.95%	30.00%	(49.04%)	30.32%

Net assets end of year (000’s)	$13,373	$18,432	$18,010	$15,781	$30,060

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.45%	1.45%	1.45%	1.42%	1.43%
Before reimbursement/recapture	1.48%	1.49%	1.57%	1.42%	1.43%
Net investment income, to average net assets(B)	0.11%	0.19%	0.08%	1.95%	1.98%
Portfolio turnover rate(E)	13%	11%	32%	38%	1%

	Transamerica Multi-Manager International Portfolio
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.75	$8.45	$6.50	$13.13	$10.58

Investment operations
From net investment income(A),(B)	0.02	0.02	0.03	0.21	0.24
From net realized and unrealized gain (loss) on affiliated investments	(0.74)	1.33	1.92	(6.49)	2.86

Total from investment operations	(0.72)	1.35	1.95	(6.28)	3.10

Distributions
Net investment income	(0.02)	(0.05)	—	(0.26)	(0.55)
Net realized gains on affiliated investments	—	—	—	(0.09)

Total distributions	(0.02)	(0.05)	—	(0.35)	(0.55)

Net asset value
End of year	$9.01	$9.75	$8.45	$6.50	$13.13

Total return(C)	(7.42%)	16.10%	30.00%	(48.98%)	30.45%

Net assets end of year (000’s)	$117,858	$144,849	$132,777	$128,742	$250,419

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	1.34%	1.36%	1.43%	1.31%	1.31%
Before reimbursement/recapture	1.34%	1.36%	1.43%	1.31%	1.31%
Net investment income, to average net assets(B)	0.16%	0.27%	0.50%	2.01%	2.08%
Portfolio turnover rate(E)	13%	11%	32%	38%	1%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 46	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi-Manager International Portfolio
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)

Net asset value
Beginning of year	$9.86	$8.84

Investment operations
From net investment income (loss)(A),(B)	0.11	(0.02)
From net realized and unrealized gain (loss) on affiliated investments	(0.74)	1.19

Total from investment operations	(0.63)	1.17

Distributions
Net investment income	(0.12)	(0.15)

Net asset value
End of year	$9.11	$9.86

Total return(C)	(6.49%)	13.41	% (G)

Net assets end of year (000’s)	$28,748	$28,047

Ratio and supplemental data

Expenses to average net assets:(D)
After reimbursement/recapture	0.29%	0.34	% (H)
Before reimbursement/recapture	0.29%	0.34	% (H)
Net investment income (loss), to average net assets(B)	1.12%	(0.21	%) (H)
Portfolio turnover rate(E)	13%	11	% (G)

(A)	Calculated based on average number of shares outstanding.

(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the Fund invests.

(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(D)	Does not include expenses of the investment companies in which the fund invests.

(E)	Does not include the portfolio activity of the underlying affiliated funds.

(F)	Commenced operations on November 30, 2009.

(G)	Not annualized.

(H)	Annualized.

(I)	Amount rounds to less than $(0.01) or $0.01.

(J)	Percentage rounds to less than 1% or (1)%.

(K)	Commenced operations on December 28, 2006.

(L)	Percentage rounds to less than .01% or (.01)%.
Note: Prior to November 1, 2009, all of the financial highlights were audited by another independent regeistered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 47	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS
At October 31, 2011
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Asset Allocation-Conservative Portfolio, Transamerica Asset Allocation-Growth Portfolio, Transamerica Asset Allocation-Moderate Growth Portfolio, Transamerica Asset Allocation-Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio (each, a “Fund”; and collectively, the “Funds”) are part of Transamerica Funds.
The Funds, with the exception of Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager International Portfolio, currently offer five classes of shares, Class A, Class B, Class C, Class I, and Class R. Transamerica Multi -Manager Alternative Strategies Portfolio currently offers three classes of shares, Class A, Class C, and Class I. Transamerica Multi-Manager International Portfolio currently offers four classes of shares, Class A, Class B, Class C, and Class I. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective July 15, 2010, Class B shares were no longer offered for purchase.
Each Fund, a “fund of fund”, invests a majority of its assets among certain affiliated Transamerica Funds (hereafter referred to as “Underlying Funds”). The financial statements of the Underlying Funds, including the Schedules of Investments, should be read in conjunction with the Funds’ financial statements. The Underlying Fund’s shareholder reports are available without charge at www.transamericainvestments.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.
This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investment companies.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. In addition to the non-class specific expenses, each class bears its own specific expenses.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Cash overdrafts: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Expenses from cash overdrafts are included in Other Expenses on the Statements of Operations.
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Transamerica Funds	Page 48	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 2. (continued)
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment company: Underlying Fund securities are valued at net asset value. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.
Repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2.
The hierarchy classifications of inputs used to value the Funds’ investments, at October 31, 2011, are disclosed in the Valuation Summary of the Funds’ Schedules of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.
There were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2011.
NOTE 3. RELATED PARTY TRANSACTIONS
TAM, the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON, NV.
Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS, and TCI. None of these non-independent trustees receive compensation for services as trustees of the Funds or the entities that invest in the Funds.
Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. The Funds have material ownership interests in the Underlying Funds.
At the commencement of operations of each of these Funds and classes, TAM invested in each Fund. As of October 31, 2011, TAM had investments in the Funds as follows:

	Market	% of Fund’s
Fund Name	Value	Net Assets
Transamerica Asset Allocation-Growth Portfolio
Class R	$52	—	(a)%
Transamerica Asset Allocation-Moderate Growth Portfolio
Class R	56	—	(a)
Transamerica Asset Allocation-Moderate Portfolio
Class R	60	—	(a)
Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	267	0.06
Class C	259	0.06

(a)	Amount rounds to less than 0.01%.

Transamerica Funds	Page 49	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following rates or breakpoints:

Transamerica Asset Allocation — Conservative Portfolio
ANA	0.10%
Transamerica Asset Allocation — Growth Portfolio
ANA	0.10
Transamerica Asset Allocation — Moderate Growth Portfolio
ANA	0.10
Transamerica Asset Allocation — Moderate Portfolio
ANA	0.10
Transamerica Multi-Manager Alternative Strategies Portfolio
First $500 million	0.20
Over $500 million up to $1 billion	0.19
Over $1 billion	0.18
Transamerica Multi-Manager International Portfolio
ANA	0.10
TAM has contractually agreed to waive its advisory fees and will reimburse the Funds to the extent that operating expenses, excluding distribution and service fees, extraordinary expenses, and acquired (i.e. underlying) funds’ fees and expenses, exceed the following stated annual limit:

Portfolio Name	Expense Limit
Transamerica Asset Allocation — Conservative Portfolio	0.45%
Transamerica Asset Allocation — Growth Portfolio	0.45
Transamerica Asset Allocation — Moderate Growth Portfolio	0.45
Transamerica Asset Allocation — Moderate Portfolio	0.45
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55
Transamerica Multi-Manager International Portfolio	0.45
If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Funds may be required to pay the adviser a portion or all of the previously waived advisory and reimbursed fees.
There were no amounts recaptured for the year ended October 31, 2011.
The following amounts were available for recapture as of October 31, 2011:

Transamerica Multi-Manager International Portfolio	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2009:
Class B	$18	10/31/2012
Fiscal Year 2010:
Class B	7	10/31/2013
Fiscal Year 2011:
Class B	6	10/31/2014
Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. Pursuant to the distribution plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor. The Funds are authorized under the 12b-1 plans to pay fees on each available class up to the following limits: 0.35% for Class A; 1.00% for Class B; 1.00% for Class C; and 0.50% for Class R. 12b-1 fees are not applicable for Class I. Amounts paid are included in the Statements of Operations.
Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2011 the underwriter commissions paid to TCI were as follows:

Transamerica Asset Allocation — Conservative Portfolio
Received by Underwriter	$2,543
Retained by Underwriter	415
Contingent Deferred Sales Charge	242

Transamerica Asset Allocation — Growth Portfolio
Received by Underwriter	2,599
Retained by Underwriter	391
Contingent Deferred Sales Charge	329

Transamerica Asset Allocation — Moderate Growth Portfolio
Received by Underwriter	5,579
Retained by Underwriter	857
Contingent Deferred Sales Charge	561

Transamerica Asset Allocation — Moderate Portfolio
Received by Underwriter	$4,475
Retained by Underwriter	711
Contingent Deferred Sales Charge	383

Transamerica Multi-Manager Alternative Strategies Portfolio
Received by Underwriter	1,469
Retained by Underwriter	230
Contingent Deferred Sales Charge	39

Transamerica Multi-Manager International Portfolio
Received by Underwriter	267
Retained by Underwriter	41
Contingent Deferred Sales Charge	56

Transamerica Funds	Page 50	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.
Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee for providing transfer agency services. Fees paid and the amounts due to TFS for the year ended October 31, 2011 are as follows:

Fund Name	Fees Paid to TFS	Due to TFS
Transamerica Asset Allocation — Conservative Portfolio	$1,191	$96
Transamerica Asset Allocation — Growth Portfolio	2,575	192
Transamerica Asset Allocation — Moderate Growth Portfolio	3,901	298
Transamerica Asset Allocation — Moderate Portfolio	2,262	179
Transamerica Multi-Manager Alternative Strategies Portfolio	492	43
Transamerica Multi-Manager International Portfolio	529	37
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.
NOTE 4. INVESTMENT TRANSACTIONS
The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended October 31, 2011 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund Name	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica Asset Allocation — Conservative Portfolio	$375,714	$—	$408,483	$—
Transamerica Asset Allocation — Growth Portfolio	494,813	—	680,441	—
Transamerica Asset Allocation — Moderate Growth Portfolio	1,139,073	—	1,353,504	—
Transamerica Asset Allocation — Moderate Portfolio	693,325	—	762,671	—
Transamerica Multi-Manager Alternative Strategies Portfolio	281,555	—	112,232	—
Transamerica Multi-Manager International Portfolio	44,078	—	64,505	—
NOTE 5. FEDERAL INCOME TAX MATTERS
The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open years (2008 — 2010), or expected to be taken in the Funds’ 2011 tax return, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, net operating losses and capital loss carryforwards.
Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. There were no reclassifications for the fiscal year ended October 31, 2011.

Transamerica Funds	Page 51	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
The capital loss carryforwards are available to offset future realized capital gains through the periods listed below.

Fund	Capital Loss Carryforwards	Available Through
Transamerica Asset Allocation — Conservative Portfolio	$23,403	October 31, 2017
Transamerica Asset Allocation — Conservative Portfolio	1,840	October 31, 2018
Transamerica Asset Allocation — Growth Portfolio	176,408	October 31, 2017
Transamerica Asset Allocation — Growth Portfolio	25,849	October 31, 2018
Transamerica Asset Allocation — Growth Portfolio	34,956	October 31, 2019
Transamerica Asset Allocation — Moderate Growth Portfolio	219,887	October 31, 2017
Transamerica Asset Allocation — Moderate Growth Portfolio	26,155	October 31, 2018
Transamerica Asset Allocation — Moderate Growth Portfolio	55,842	October 31, 2019
Transamerica Asset Allocation — Moderate Portfolio	69,947	October 31, 2017
Transamerica Asset Allocation — Moderate Portfolio	13,272	October 31, 2018
Transamerica Asset Allocation — Moderate Portfolio	10,807	October 31, 2019
Transamerica Multi-Manager Alternative Strategies Portfolio	3,093	October 31, 2017
Transamerica Multi-Manager Alternative Strategies Portfolio	3,781	October 31, 2018
Transamerica Multi-Manager International Portfolio	35,954	October 31, 2016
Transamerica Multi-Manager International Portfolio	51,739	October 31, 2017
Transamerica Multi-Manager International Portfolio	4,935	October 31, 2018
The capital loss carryforwards utilized or expired during the year ended October 31, 2011 were as follows:

Capital Loss Carryforwards
Utilized/Expired During the
Fund	Year Ended October 31, 2011
Transamerica Asset Allocation — Conservative Portfolio	$11,852
Transamerica Multi-Manager Alternative Strategies Portfolio	1,559
Transamerica Multi-Manager International Portfolio	326
The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to differences in book versus tax treatment. The tax character of distributions paid during 2011 and 2010 was as follows:

	2011 Distributions Paid From			2010 Distributions Paid From
		Long-term			Long-term
	Ordinary income	Capital Gain	Return of Capital	Ordinary income	Capital Gain	Return of Capital
Transamerica Asset Allocation — Conservative Portfolio	$27,936	$—	$—	$33,276	$—	$—
Transamerica Asset Allocation — Growth Portfolio	3,094	—	—	8,843	—	—
Transamerica Asset Allocation — Moderate Growth Portfolio	33,847	—	—	63,765	—	—
Transamerica Asset Allocation — Moderate Portfolio	36,555	—	—	61,102	—	—
Transamerica Multi-Manager Alternative Strategies Portfolio	1,413	—	—	5,281	—	—
Transamerica Multi-Manager International Portfolio	1,696	—	—	2,730	—	—
The tax basis components of distributable earnings as of October 31, 2011 are as follows:

		Undistributed		Other	Net Unrealized
	Undistributed	Long-term	Capital Loss	Temporary	Appreciation
Fund	Ordinary income	Capital Gain	Carryforward	Differences	(Depreciation) *
Transamerica Asset Allocation — Conservative Portfolio	$421	$—	$(25,243)	$—	$74,128
Transamerica Asset Allocation — Growth Portfolio	2,302	—	(237,213)	—	145,234
Transamerica Asset Allocation — Moderate Growth Portfolio	5,889	—	(301,884)	—	228,778
Transamerica Asset Allocation — Moderate Portfolio	13,387	—	(94,026)	—	163,207
Transamerica Multi-Manager Alternative Strategies Portfolio	3,302	—	(6,874)	—	(14,893)
Transamerica Multi-Manager International Portfolio	1,277	—	(92,628)	—	(13,509)

*	Amounts include unrealized gain/loss from wash sales, if applicable.
NOTE 6. SUBSEQUENT EVENTS
Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Page 52	Annual Report 2011

Report of Independent Registered Public Accounting Firm
To the Board of Trustees & Shareholders of Transamerica Funds:
We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation — Conservative Portfolio, Transamerica Asset Allocation — Growth Portfolio, Transamerica Asset Allocation — Moderate Growth Portfolio, Transamerica Asset Allocation — Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio, (the “Funds”) (six of the Funds of the Transamerica Funds), including the schedules of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to November 1, 2009 were audited by another independent registered public accounting firm whose report, dated December 21, 2009, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned six Funds of the Transamerica Funds at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 30, 2011

Transamerica Funds	Page 53	Annual Report 2011

TRANSAMERICA ASSET ALLOCATION — CONSERVATIVE PORTFOLIO
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Conservative Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Portfolio. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Portfolio as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board considered the short and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Portfolio was in line with the median for its peer universe for the past 1-year period, below the median for the past 3-year period and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 54	Annual Report 2011

TRANSAMERICA ASSET ALLOCATION — GROWTH PORTFOLIO
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Growth Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Portfolio. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Portfolio as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board considered the short and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Portfolio was below the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Portfolio. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement

Transamerica Funds	Page 55	Annual Report 2011

TRANSAMERICA ASSET ALLOCATION — MODERATE GROWTH PORTFOLIO
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Moderate Growth Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Portfolio. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Portfolio as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board considered the short and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Portfolio was in line with the median for its peer universe for the past 1- and 5-year periods and below the median for the past 3-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Portfolio. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Portfolio’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Page 56	Annual Report 2011

TRANSAMERICA ASSET ALLOCATION — MODERATE PORTFOLIO
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Moderate Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Portfolio. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Portfolio as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board considered the short and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Portfolio was in line with the median for its peer universe for the past 1- and 3-year periods and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 57	Annual Report 2011

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Multi-Manager Alternative Strategies Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Portfolio. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Portfolio as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board considered the short and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Portfolio was below the median for its peer universe for the past 1-year period and above the median for the past 3-year period. The Board noted the challenges of finding a truly comparable peer group given the Portfolio’s unique nature. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Portfolio were above the medians for its peer group and peer universe. The Board noted the limited size of the Portfolio’s peer group due to the Portfolio’s unique nature. The Trustees noted the profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 58	Annual Report 2011

TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Multi-Manager International Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Portfolio. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Portfolio as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board considered the short and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Portfolio was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 59	Annual Report 2011

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2011, the Funds designated the following as qualified dividend income:

Qualified Dividend
Fund	Income (000’s)
Transamerica Asset Allocation — Conservative Portfolio	$4,101
Transamerica Asset Allocation — Growth Portfolio	14,683
Transamerica Asset Allocation — Moderate Growth Portfolio	20,950
Transamerica Asset Allocation — Moderate Portfolio	10,538
Transamerica Multi-Manager Alternative Strategies Portfolio	507
Transamerica Multi-Manager International Portfolio	2,578
For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Dividend Received
Fund	Deduction Percentage
Transamerica Asset Allocation — Conservative Portfolio	11.59%
Transamerica Asset Allocation — Growth Portfolio	100.00
Transamerica Asset Allocation — Moderate Growth Portfolio	39.39
Transamerica Asset Allocation — Moderate Portfolio	17.79
Transamerica Multi-Manager Alternative Strategies Portfolio	3.07
Transamerica Multi-Manager International Portfolio	1.40
For tax purposes, there were no Long-Term Capital Gain Designations for the year ended October 31, 2011.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

Transamerica Funds	Page 60	Annual Report 2011

TRANSAMERICA FUNDS
Management of the Funds
(unaudited)
The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 164 funds as of the date of this report.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);	164	N/A

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 — present);

Transamerica Funds	Page 61	Annual Report 2011

				Number of
				Funds in
				Complex
		Term of		Overseen
Name and Year of	Position(s) Held	Office and Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
			Chairman and Board Member (2008 — 2010), President (2007 — 2010), Chief Executive Officer (2006 — 2010), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

			Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 — present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present); Board Member, TII (2003 — 2010); and Partner, KPMG (1975 — 1999).	164	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 -present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);	164	N/A

			Board Member, TST (2001 — present);

			Board Member, Transamerica Funds and TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			President, L. J. Hill & Company (a holding company for privately — held assets) (1999 — present);

			Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

Transamerica Funds	Page 62	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);	164	N/A

			Board Member, TII (2009 — 2010);

			Managing Director, Hilton Capital (2010 — 2011);

			Principal, Maxam Capital Management, LLC (2006 — 2008); and

			Principal, Cobble Creek Management LP (2004 — 2006).

Russell A. Kimball, Jr. (1944)	Board Member	1986 — 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 — present); Board Member, TST (1986 — present);	164	N/A

			Board Member, Transamerica Funds, (1986 — 1990), (2002 — present);

			Board Member, TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and

			Board Member, TII (2008 — 2010).

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present);	164	N/A

			Self-employed consultant (2006 — present);

			Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (April 2011 — present);

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			President, International Fund Services (alternative asset administration) (1993 — 2005).

Transamerica Funds	Page 63	Annual Report 2011

				Number of
				Funds in
		Term of		Complex Overseen
Name and Year of	Position(s) Held	Office and Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);	164	Buena Vista University Board of Trustees (2004 — present)

			Board Member, TII (2008 — 2010);

			Director, Iowa Student Loan Service Corporation (2006 — present);

			Director, League for Innovation in the Community Colleges (1985 — 2005);

			Director, lowa Health Systems (1994 - 2003);

			Director, U.S. Bank (1985 — 2006); and

			President, Kirkwood Community College (1985 — 2005).

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present); Board Member, TPP (2002 — present);	164	Board of Governors, Reconstruction -ist Rabbinical College (2007 — present)

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007); Board Member, Transamerica Funds, TST and TIS (2007 — present);	164	Honorary Trustee, Bryant University (1996 — present)

			Board Member, TII (2008 — 2010);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 — 1996), Bryant University;

			Vice President, American Express (1987 — 1989);

Transamerica Funds	Page 64	Annual Report 2011

Number of
Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
Vice President, The Equitable (1986 — 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander and Fischer, LLP (2008 — present); Retired (2004 — 2008); Board Member, TST and TIS (2004 — present); Board Member, Transamerica Funds (2005 — present);	164	Operation PAR, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Board Member, TII (2008 — 2010);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and

Treasurer, The Hough Group of Funds (1993 — 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

Transamerica Funds	Page 65	Annual Report 2011

OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
		and Length of	Principal Occupation(s) or
Name and Year of Birth	Position	Time Served*	Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President, General Counsel and Secretary, TII, (2006 — 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 — present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 — present);

Assistant Vice President, TCI (2007 — present);

Director, Deutsche Asset Management (1998 — 2006); and

Corporate Associate, Ropes & Gray LLP (1995 — 1998).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005	Vice President and Chief Investment Officer (2007 — present), Senior Vice President — Investment Management (2006 — 2007), Vice President — Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President and Chief Investment Officer (2007 — 2010); Vice President — Investment Administration (2005 — 2007), TII;

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Transamerica Funds	Page 66	Annual Report 2011

Term of Office and
		Length of Time	Principal Occupation(s) or
Name and Year of Birth	Position	Served*	Employment During Past 5 Years
Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010	Vice President, Treasurer and Principal Financial Officer (December 2011 — present), Assistant Treasurer (2010 — December 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Director, Fund Financial Services (2009 — 2011), TFS;

Director, Fund Administration, TIAA-CREF (2007 — 2009); and

Manager (2006 — 2007) and Senior (2003 — 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Vice President and Senior Counsel, TAM and TFS (2007 — present);

Senior Counsel, United States Securities and Exchange Commission (2004 — 2007); and

Associate, Dechert, LLP (1999 — 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2007	Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Anti-Money Laundering Officer, Transamerica Funds (2007 — present);

Senior Compliance Officer, TAM (2007 — present); and

Director, Institutional Services, Rydex Investments (2002 — 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 — 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Counsel, TAM (2008 — present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Transamerica Funds	Page 67	Annual Report 2011

Term of Office
		and Length of	Principal Occupation(s) or
Name and Year of Birth	Position	Time Served*	Employment During Past 5 Years
Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Assistant Vice President, TCI (2009 — present);

Vice President and Senior Counsel, TAM and TFS (2006 — present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 — 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1 -888-233-4339 or on the Trust’s website at www.transamericainvestments.com.

Transamerica Funds	Page 68	Annual Report 2011

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
(unaudited)
A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.
Important Notice Regarding Delivery of Shareholder Documents
Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Page 69	Annual Report 2011

NOTICE OF PRIVACY POLICY
(unaudited)
Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Page 70	Annual Report 2011

P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Open Funds
Annual Report
October 31, 2011
www.transamericainvestments.com
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,
On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.
This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to understand market developments that took place over the last year in order to provide a context when reading this report. Last fall, U.S. economic growth was being restrained by persistent high unemployment and high government debt levels. In response, the Federal Reserve began implementing a second round of monetary stimulus known as quantitative easing (“QE2”). This effort began pumping what would eventually total $600 billion into the U.S. economy. As a result, the U.S. economy and corporate earnings began picking up steam throughout the winter. Corporate equity and bond markets followed suit. At the same time, commodities prices and inflation began surging. In order to fight the inflation the Federal Reserve stimulus was creating, most central banks across the globe tightened monetary policy. In spring, this global tightening collided with a global supply chain disruption caused by the Japanese tsunami. As a result, the global economy began slowing in late spring. As summer arrived, concerns about U.S. and European debt levels began resurfacing. Developments came to a head in late summer as the credit rating of the U.S. was lowered and Europe faced the possibility of a sovereign debt default. As a result, the global equity and corporate bond markets fell sharply while U.S. Treasuries rallied as investors sought safety. Fortunately, commodity prices also fell, putting more disposable income in consumer pockets. As summer transitioned to fall, the U.S. economy re-strengthened. As a result, the U.S. corporate equity and bond markets responded by recovering much of the summer’s losses. For the twelve months ending October 31, 20l1, the Dow Jones Industrial Average returned 10.39%, the Standard & Poor’s 500® Index returned 8.09%, and the Barclays Capital U.S. Aggregate Bond Index returned 5.00%. However, the rest of the global economy continued to experience slowing growth as previous tightening remained mostly in place and government austerity programs continued to be implemented. So, despite European politicians’ efforts to address default fears, European and Asian markets failed to recover the summer’s losses and as a result the MSCI World ex-US returned (3.25)% for the year ending October 31, 2011. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds
The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
(unaudited)
MARKET ENVIRONMENT
The fiscal year ended October 31, 2011, was a volatile one marked by several fits and starts in the US economy, government policy intervention domestically and abroad, and numerous domestic and international shocks. As a result, US treasury interest rates fell (particularly on the long end), credit spreads widened (particularly within financials), and equities modestly advanced.
During the period, the two largest drivers of uncertainty were the European sovereign and banking crisis and US economic growth. As it relates to Europe, the sovereign crisis spilled over to the European banking sector while, during much of the period, policy makers in Europe lacked a coordinated, credible, and urgent response. However, during the last few months of the period, policy makers expanded the European Financial Stability Facility (“EFSF”), agreed to larger haircuts on Greek sovereign debt, expanded tough fiscal austerity measures in some of the most problematic nations, and agreed on terms to recapitalize their banking system. Nevertheless, many of these measures still require more details as well as implementation.
As it relates to US economic growth, the recovery was tepid with some fearing a double dip recession. Consumer spending continued on a moderate pace while housing appeared to have bottomed. However, unemployment remained stubbornly high and manufacturing had fits and starts due to both lower confidence as well as a supply disruption from the earthquake and tsunami in Japan. Further, a US government spending slowdown also weighed on growth. In addition, political squabbling over the US government debt ceiling and budget cuts added to some of this uncertainty. This resulted in a Standard & Poor’s downgrade of US government debt.
In addition to the issues in Europe there was a fair amount of geopolitical tensions in the Middle East, helping to push oil prices higher. However, corporate profitability continued to be robust due to improved productivity, a cheap dollar, a healthy funding environment, and good overseas demand.
Against this backdrop the Federal Reserve Board (“Fed”) held rates at historically low levels, instituted the second round of quantitative easing (“QE2”), committed to hold the Fed Funds rate at record low levels through mid 2013, and embarked on a new program called Operation Twist in order to drive down longer maturity interest rates.
PERFORMANCE
For the year ended October 31, 2011, Transamerica AEGON Flexible Income Class A returned 3.93%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”), returned 5.00%.
Prior to March 22, 2011, the fund was named Transamerica Flexible Income and had a different sub-adviser.
STRATEGY REVIEW
Transamerica AEGON Flexible Income maintained a higher yield but underperformed the BCAB due to the widening of corporate credit spreads and the fund’s lower than index duration. Throughout the period, the fund was positioned with a shorter than index duration, which was additive to the portfolio during the first half of the year, but detracted from performance in the later portion of the year as investors looked through the current inflation picture and focused on the relative strength of treasuries as an investment and rates rallied.
During the year, we found minimal value in US treasury and agency mortgage-backed securities (“MBS”), given the Fed’s influence, and maintained an underweight to these sectors. Within securitized sectors, we continued our weighting to non-agency MBS through Real Estate Mortgage Investment Conduits (“REMICs”), which performed well due to competitive yields, and their robust structure.
Corporate bonds, investment grade and high yield were the largest overweights during the year due to our belief that these sectors have some of the best fundamentals and offer some of the highest yields in the bond universe. Our main sector exposures were in financials, where we continue to believe that the overall credit quality continues to improve, and bonds backed by hard assets, such as energy or metals and mining companies.
Brian W. Westhoff, CFA
Bradley J. Beman, CFA, CPA
Jim Schaeffer
David Halfpap
Rick Perry
Co-Portfolio Managers
AEGON USA Investment Management, LLC

Transamerica Funds	Page 1	Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	3.93%	4.53%	4.49%	06/29/1987
Class A (POP)	(1.03)%	3.51%	3.98%	06/29/1987
Barclays Capital U.S. Aggregate Bond*	5.00%	6.41%	5.46%	06/29/1987

Class B (NAV)	2.96%	3.75%	3.93%	10/01/1995
Class B (POP)	(1.94)%	3.59%	3.93%	10/01/1995

Class C (NAV)	3.21%	3.89%	3.77%	11/11/2002
Class C (POP)	2.23%	3.89%	3.77%	11/11/2002

Class I (NAV)	4.19%	N/A	8.94%	11/30/2009

Class I2 (NAV)	4.31%	5.09%	4.62%	11/08/2004

NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and I2 shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investing in bond funds entails interest rate and credit risk as well as additional risks in that the fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 2	Annual Report 2011

Transamerica AEGON High Yield Bond
(unaudited)
MARKET ENVIRONMENT
Transamerica AEGON High Yield Bond performed well during the first nine months of the fiscal year as the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index gained during the November 2010 to July 2011 time period. The gains were the result of a generally positive economic outlook and improving corporate earnings combined with accommodative monetary policy. The market subsequently retreated as recession and European sovereign debt concerns reached their peak. As a result, the benchmark declined during August and September before recovering some in October as those fears diminished to finish the fiscal year with a 5.17% gain.
After setting back-to-back annual records for bond issuance, the high yield market slowed in the latter half of 2011, but continues on pace for the second best year on record. Liquidity generally remains high and issuers have capitalized on the strength of the markets to improve debt maturity schedules and reduce funding costs. We believe the capital markets will remain robust in the near term as investors continue to seek yield, particularly high yield which offers attractive income relative to investment grade and government alternatives.
We also believe investors will benefit from stability of cash flow during the coming year as a result of a low default rate environment.
PERFORMANCE
For the year ended October 31, 2011, Transamerica AEGON High Yield Bond Class A returned 4.41%. By comparison, its primary and former benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index and the Bank of America Merrill Lynch U.S. High-Yield, Cash Pay Index, returned 5.17% and 4.81%, respectively.
STRATEGY REVIEW
After adjusting the fund’s return to a gross of fees basis, Transamerica AEGON High Yield Bond outperformed the benchmark index for the fiscal year ended October 31, 2011. The basic industry sector provided the greatest contribution to performance as an overweight to the paper and forest products industry within the sector performed well. An overweight position in electric utilities as well as an underweight to the communications industry also contributed to the fund’s performance.
The portfolio underperformed in the areas of energy, financial companies and consumer cyclicals. An underweight position in independent energy producers provided the largest negative relative performance. Overweight positions in financial companies as well as consumer cyclicals also detracted from performance on a relative basis. The portfolio currently maintains an overweight position in cyclical sectors such as consumer cyclicals, electric utilities and insurance. The portfolio is underweight energy, capital goods and communications as we believe they offer lower risk/reward opportunities.
Despite concerns of an economic slowdown in the United States and abroad, recent economic reports indicate a slow to moderate economic expansion with continued expectations of low inflation. Monetary policy is believed to remain accommodative for the foreseeable future and debt issuers are benefiting from a low yield environment. As a result, we believe corporate fundamentals will continue to improve. We also believe the fund will continue to perform well as the economy slowly improves and attractive yield producing alternatives diminish. The portfolio is positioned towards a view that we remain in a modest economic recovery and we believe the fund will outperform in that environment.
Kevin Bakker, CFA
Bradley J. Beman, CFA, CPA
Benjamin D. Miller, CFA
Jim Schaeffer
Co-Portfolio Managers
AEGON USA Investment Management, LLC

Transamerica Funds	Page 3	Annual Report 2011

Transamerica AEGON High Yield Bond
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	4.41%	7.38%	6.93%	06/14/1985
Class A (POP)	(0.58)%	6.33%	6.41%	06/14/1985
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped*	5.17%	8.22%	9.26%	06/14/1985
BofA Merrill Lynch U.S. High Yield, Cash Pay*	4.81%	7.76%	8.78%	06/14/1985

Class B (NAV)	3.81%	6.63%	6.33%	10/01/1995
Class B (POP)	(1.08)%	6.48%	6.33%	10/01/1995

Class C (NAV)	3.84%	6.71%	7.85%	11/11/2002
Class C (POP)	2.86%	6.71%	7.85%	11/11/2002

Class I (NAV)	4.95%	N/A	10.83%	11/30/2009

Class I2 (NAV)	5.06%	7.92%	7.39%	11/08/2004

Class P(NAV)	4.81%	N/A	10.67%	11/20/2009

NOTES

*	The Bank of America Merrill Lynch U.S. High-Yield, Cash Pay Index (“BofA Merrill Lynch U.S. High-Yield Cash Pay”) served as the benchmark for the fund prior to January 15, 2011, at which time it was replaced with the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (“Barclays Capital U.S. Corporate High Yield 2% Issuer Capped”). The BofA Merrill Lynch U.S. High Yield, Cash Pay and the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I, I2 and P shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 4	Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
(unaudited)
MARKET ENVIRONMENT
The fiscal year ended October 31, 2011, was a volatile one marked by several fits and starts in the US economy, government policy intervention domestically and abroad, and numerous domestic and international shocks. As a result, US treasury interest rates fell (particularly on the long end), credit spreads widened (particularly within financials), and equities modestly advanced.
During the period, the two largest drivers of uncertainty were the European sovereign and banking crisis and US economic growth. As it relates to Europe, the sovereign crisis spilled over to the European banking sector while, during much of the period, policy makers in Europe lacked a coordinated, credible, and urgent response. However, during the last few months of the period, policy makers expanded the European Financial Stability Facility (“EFSF”), agreed to larger haircuts on Greek sovereign debt, expanded tough fiscal austerity measures in some of the most problematic nations, and agreed on terms to recapitalize their banking system. Nevertheless, many of these measures still require more details as well as implementation.
As it relates to US economic growth, the recovery was tepid with some fearing a double dip recession. Consumer spending continued on a moderate pace while housing appeared to have bottomed. However, unemployment remained stubbornly high and manufacturing had fits and starts due to both lower confidence as well as a supply disruption from the earthquake and tsunami in Japan. Further, a US government spending slowdown also weighed on growth. In addition, political squabbling over the US government debt ceiling and budget cuts added to some of this uncertainty. This resulted in a Standard & Poor’s downgrade of US government debt.
In addition to the issues in Europe there was a fair amount of geopolitical tensions in the Middle East, helping to push oil prices higher. However, corporate profitability continued to be robust due to improved productivity, a cheap dollar, a healthy funding environment, and good overseas demand.
Against this backdrop the Federal Reserve Board (“Fed”) held rates at historically low levels, instituted the second round of quantitative easing (“QE2”), committed to hold the Fed Funds rate at record low levels through mid 2013, and embarked on a new program called Operation Twist in order to drive down longer maturity interest rates.
PERFORMANCE
For the year ended October 31, 2011, Transamerica AEGON Short-Term Bond Class I2 returned 2.28%. By comparison, its benchmark, the Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 1.20%.
Prior to March 22, 2011, the fund was named Transamerica Short-Term Bond and had a different sub-adviser.
STRATEGY REVIEW
Transamerica AEGON Short-Term Bond maintained a higher yield and achieved a higher total return than the benchmark index. The portfolio had overweights in corporate bonds and non-agency mortgage-backed securities (“MBS”), and to a lesser extent overweights to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). We continued to find minimal value in US treasury and agency securities as well as agency MBS, and as a result maintained an underweight to these sectors.
Within corporate bonds, although that remained our largest overweight, we trimmed our exposure to this sector in both fully valued securities and within the financial sector in search of more diverse and better total return opportunities elsewhere. We did add to our exposure in industrials, emphasizing metals, mining, materials, communications, and transportation. Further, we continued to prefer bonds backed by hard assets. Our significantly higher yield than the index as well as our overweight to industrials added to performance while our exposure to financials, in particular banks, detracted from performance.
Within securitized sectors, we increased our weighting to non-agency MBS through Real Estate Mortgage Investment Conduits (“REMICS”), which performed well due to competitive yields, a slowing rate of decline in the housing market, and robust structure. Further, we continued to favor cell phone tower CMBS while also adding to opportunities in commercial real estate CMBS. Lastly, we increased our exposure to ABS, mainly within the niche ABS sectors that performed well.
Throughout the period, we maintained a shorter than index duration for the portfolio, which was a slight detractor from performance as rates rallied. However, the negative impact of this duration positioning was more than offset by our sector exposure and security selection.
Greg Haendel, CFA
Doug Weih
Garry Creed
Co-Portfolio Managers
AEGON USA Investment Management, LLC

Transamerica Funds	Page 5	Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class I2 (NAV)	2.28%	5.33%	4.55%	11/08/2004
BofA Merrill Lynch U.S. Corporate & Government 1-3 Yrs*	1.20%	4.06%	3.60%	11/08/2004

Class A (NAV)	2.01%	N/A	5.21%	11/01/2007
Class A (POP)	(0.53)%	N/A	4.54%	11/01/2007

Class C (NAV)	1.23%	N/A	4.44%	11/01/2007
Class C (POP)	0.24%	N/A	4.44%	11/01/2007

Class I (NAV)	2.16%	N/A	4.42%	11/30/2009

NOTES

*	The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index (“BofA Merrill Lynch U.S. Corporate & Government 1-3 Yrs”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Short-term bond funds are exposed to many of the same risks that longer-term bond funds are subject to, including credit risk, inflation risk, interest rate risk and also foreign securities and mortgage-backed securities risk. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 6	Annual Report 2011

Transamerica Logan Circle Emerging Markets Debt
(unaudited)
MARKET ENVIRONMENT
Over the past year the market’s reaction to various changes in global policy was manic. The last quarter of 2010 saw significant asset price appreciation in all risk assets (equities, high yield, emerging market corporate debt and lower quality sovereign debt) due to investor exuberance surrounding the Federal Reserve Board’s (“Fed”) commitment to a second round of quantitative easing (“QE2”). The buying frenzy in the latter part of 2010 and the 1st quarter of 2011 ran into a significant head wind in early 2011 as we witnessed declining global economic activity while liquidity programs were winding down. As we transitioned through the second quarter of 2011 we shifted from one crisis to another. It was either the never-ending crisis within the Eurozone or the grueling debt ceiling debate and eventual downgrade of the U.S. triple AAA status by Standard & Poor’s. The one constant over the entire year has been volatility, at times extreme.
During the period September 1, 2011 to September 22, 2011: risk assets sold off in unison during the month of September on escalating systemic risk concerns stemming from the fear of a European financial system meltdown. The European debt crisis intensified as the ever evolving Greek default question moved from “if and when” to “when and how big.” The issues in Europe continued to spread across the periphery causing Spain and Italy bond yields to climb. The higher peripheral spreads occurred despite attempts to alleviate the contagion through the expansion of bailout facilities as well as direct buying of Spanish and Italian bonds by the European Central Bank. In the absence of a grand solution investors remained concerned of systemic fallout. Further compounding the concerns in Europe was United States economic data deterioration, most notably confidence surveys, adding to investor fears.
During the period September 22, 2011 - October 31, 2011: if September was a “risk off” month we could easily categorize the month of October as a dramatic “risk on” period. The catalyst for the rally was expectations leading into a consensus Eurozone bailout proposal wherein they expanded the European Financial Stability Facility’s capacity to ring fence Greece, inject capital into systemically important financial institutions and provide additional support for peripheral countries such as Italy and Spain via some form of leverage. Liquidity, which was pitiful during the selloff, was extremely poor during the rally. The lack of inventory or available bonds made it very difficult for market participants to add risk during the market rally and resulted in a very rapid positive price change for risk sensitive bonds such as emerging market debt.
PERFORMANCE
For the period from inception August 31, 2011 through October 31, 2011, Transamerica Logan Circle Emerging Markets Debt Class A returned 0.04%. By comparison, its benchmark, the JPMorgan Emerging Markets Bond Global Index, returned 0.11%.
STRATEGY REVIEW
We build emerging market debt portfolios that rely on emerging market sovereign debt denominated in U.S. dollars, emerging market corporate debt and local currency denominated debt instruments. Not surprisingly, given the very obtuse market price action during the months since the fund’s inception date the portfolio endured significant NAV volatility. During the month of September the portfolio produced a negative 6.47% return followed by a positive 7.06% during October. We took advantage of negative price action to add to our highest conviction names. We were also opportunistic during the time period to hedge currency risk to dampen portfolio volatility. The largest price declines were in below investment grade emerging market corporate debt and local debt instruments (due to significant currency depreciation).
Our commitment to the emerging market corporate debt asset class detracted from returns during September as this asset class underperformed sovereign debt. Exposure to credits rated below investment grade contributed to a significant amount of portfolio volatility, these bonds declined by nearly 20 points over the month, only to fully retrace their move in October.
Scott Moses, CFA
Todd Howard, CFA
Co-Portfolio Managers
Logan Circle Partners, L.P.

Transamerica Funds	Page 7	Annual Report 2011

Transamerica Logan Circle Emerging Markets Debt
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

	10 Years or
	Life of Class		Inception Date

Class A (NAV)	0.04	%(A)	08/31/2011
Class A (POP)	(5.35	)%(A)	08/31/2011
JPMorgan Emerging Markets Bond Global*	0.11	% (A)	08/31/2011

Class C (NAV)	(0.08	)%(A)	08/31/2011
Class C (POP)	(0.98	)% (A)	08/31/2011

Class I (NAV)	0.14	%(A)	08/31/2011

Class I2 (NAV)	0.14	%(A)	08/31/2011

NOTES

*	The JPMorgan Emerging Markets Bond Global Index (“JPMorgan Emerging Markets Bond Global”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.

(A)	Not Annualized.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waiver and/or reimbursements are at the discretion of the Investment Adviser.
The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. Debt investing is subject to credit risk, inflation risk, and interest rate risk. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 8	Annual Report 2011

Transamerica Morgan Stanley Capital Growth
(formerly, Transamerica Focus)
(unaudited)
MARKET ENVIRONMENT
The period from mid-April 2011 through the end of October was turbulent, as represented by the Standard & Poor’s 500® Index (“S&P 500”). The fund and its benchmark had negative returns over this time period. After the market retreated slightly in March due to political turmoil in the Middle East (which caused oil prices to rise) and a major natural disaster in Japan (which prompted fears of supply chain disruptions for the auto and electronics industries), it began to recover heading into the summer months. However, delays in approving an increase for the U.S. debt ceiling followed by the downgrade of U.S. bonds by credit rating agency Standard & Poor’s led to a major sell-off in the stock market in July and August. The European sovereign debt crisis also appeared to worsen during the period and its policy solutions continued to face significant political hurdles. Investors also began to fear that a double-dip recession was imminent in the developed world, although those concerns faded somewhat in October with positive surprises from some economic data in the U.S. and a well-received new debt management plan in the eurozone.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Morgan Stanley Capital Growth Class P returned 12.62%. By comparison its primary and former benchmarks, the Russell 1000® Growth Index and Standard & Poor’s 500® Index, returned 9.92% and 8.09%, respectively.
Prior to March 22, 2011, the fund was named Transamerica Focus and had a different sub-adviser.
STRATEGY REVIEW
The investment team looks for high-quality growth companies that they believe have the following attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow, and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.
For the period Morgan Stanley assumed responsibility for the fund, the strategy underperformed its benchmark. The financial services sector was the largest relative detractor from performance, although the weakest performing stock in the sector was Leucadia National Corp., a holding company with subsidiaries in a diversified group of industries, including financial services. A position in discount broker Charles Schwab Corp. also hurt performance. The health care sector hampered gains, primarily due to a holding in genetic analysis systems provider Illumina, Inc. The energy sector further dampened results with weakness from solar panel manufacturer First Solar and crude oil producer Ultra Petroleum.
Despite underperforming for the period, there were some positive areas for the fund as well. For instance, the technology sector added to relative performance. Gains were led by holdings in computer technology firm Apple and internet search provider Google Inc. By holding less exposure to the producer durables sector than the benchmark, the fund mitigated some of the losses posted by the sector, which helped relative performance. The consumer staples sector also contributed positively, namely because of good results from a position in Mead Johnson, a pediatric nutrition manufacturer.
Dennis P. Lynch
David S. Cohen
Sam G. Chainani
Alexander T. Norton
Jason C. Yeung
Armistead B. Nash
Co-Portfolio Managers
Morgan Stanley Investment Management Inc.

Transamerica Funds	Page 9	Annual Report 2011

Transamerica Morgan Stanley Capital Growth
(formerly, Transamerica Focus)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class		Inception Date

Class P (NAV)	12.62%	6.40%	7.40%		07/01/1997
Russell 1000® Growth *	9.92%	3.04%	3.56%		07/01/1997
S&P 500 *	8.09%	0.25%	3.69%		07/01/1997

Class A (NAV)	12.34%	N/A	15.05%		11/13/2009
Class A (POP)	6.17%	N/A	11.76%		11/13/2009

Class B (NAV)	11.61%	N/A	14.30%		11/13/2009
Class B (POP)	6.61%	N/A	12.50%		11/13/2009

Class C (NAV)	11.62%	N/A	14.32%		11/13/2009
Class C (POP)	10.62%	N/A	14.32%		11/13/2009

Class I (NAV)	12.81%	N/A	16.58%		11/30/2009

Class I2 (NAV)	N/A	N/A	9.70	%(A)	09/30/2011

NOTES

*	The Standard & Poor’s 500® Index (“S&P 500”) served as the benchmark for the fund prior to March 22, 2011, at which time it was replaced with the Russell 1000® Growth Index (“Russell 1000® Growth”). The Russell 1000® Growth and the S&P 500 are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.

(A)	Not Annualized.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I, I2 and P shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in non-diversified funds may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in diversified portfolios. In addition, investments in small-sized companies present additional risks because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 10	Annual Report 2011

Transamerica Morgan Stanley Growth Opportunities
(formerly, Transamerica Growth Opportunities)
(unaudited)
MARKET ENVIRONMENT
The period from mid-April 2011 through the end of October was turbulent, as represented by the Standard & Poor’s 500® Index. The fund and its benchmark had negative returns over this time period. After the market retreated slightly in March due to political turmoil in the Middle East (which caused oil prices to rise) and a major natural disaster in Japan (which prompted fears of supply chain disruptions for the auto and electronics industries), it began to recover heading into the summer months. However, delays in approving an increase for the U.S. debt ceiling followed by the downgrade of U.S. bonds by credit rating agency Standard & Poor’s led to a major sell-off in the stock market in July and August. The European sovereign debt crisis also appeared to worsen during the period and its policy solutions continued to face significant political hurdles. Investors also began to fear that a double-dip recession was imminent in the developed world, although those concerns faded somewhat in October with positive surprises from some economic data in the U.S. and a well-received new debt management plan in the eurozone.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Morgan Stanley Growth Opportunities Class A returned 11.30%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 10.08%.
Prior to March 22, 2011, the fund was named Transamerica Growth Opportunities and had a different sub-adviser.
STRATEGY REVIEW
The investment team looks for high-quality growth companies that they believe have the following attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow, and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.
For the period Morgan Stanley assumed responsibility for the fund, the strategy underperformed its benchmark. The fund’s relative performance was hindered by the consumer discretionary sector, where holdings in video streaming service Netflix, Inc. and in China’s online travel booking site Ctrip.com International, Ltd. (a stock not represented in the benchmark) underperformed. Stock selection and the fund’s overweight in the materials and processing sector impeded performance. Here, positions in rare earth miners Molycorp, Inc. and Lynas Corp., Ltd. (a stock that is not represented in the benchmark) were detrimental. In the health care sector, a holding in genetic analysis systems provider Illumina, Inc. was a considerable detractor from performance.
However, gains in the producer durables sector, led by a position in chemicals and water treatment supplier Nalco, offset some of the relative weakness. The utilities sector also added to relative performance, primarily driven by Millicom International Cellular SA, a mobile telecommunications operator focused on the emerging markets. (Millicom’s stock is not represented in the benchmark.)
Dennis P. Lynch
David S. Cohen
Sam G. Chainani
Armistead B. Nash
Alexander T. Norton
Jason C. Yeung
Co-Portfolio Managers
Morgan Stanley Investment Management Inc.

Transamerica Funds	Page 11	Annual Report 2011

Transamerica Morgan Stanley Growth Opportunities
(formerly, Transamerica Growth Opportunities)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	11.30%	5.48%	8.55%	03/01/2000
Class A (POP)	5.20%	4.29%	7.94%	03/01/2000
Russell Midcap® Growth*	10.08%	3.46%	6.98%	03/01/2000

Class B (NAV)	10.61%	4.80%	7.92%	03/01/2000
Class B (POP)	5.61%	4.63%	7.92%	03/01/2000

Class C (NAV)	10.68%	4.83%	9.05%	11/11/2002
Class C (POP)	9.68%	4.83%	9.05%	11/11/2002

Class I (NAV)	12.01%	N/A	20.05%	11/30/2009

Class I2 (NAV)	12.28%	6.38%	6.28%	11/15/2005

Class P (NAV)	11.78%	N/A	17.58%	11/13/2009

NOTES

*	The Russell Midcap® Growth Index (“Russell Midcap® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I, I2 and P shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investing in small and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 12	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
(unaudited)
MARKET ENVIRONMENT
BlackRock Financial Management, Inc.
The portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to the benchmark index throughout most of the period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to weaker-than-expected economic data and concerns about sovereign debt problems in Europe. Additionally, an out-of-index allocation to high yield corporate credit detracted from performance despite a relief rally late in the period.
J. P. Morgan Investment Management Inc.
The Federal Reserve Board (“Fed”) initiated a second round of quantitative easing (“QE2”) in November 2010, a stimulative policy that helped risk assets extend their strong performance into 2011 despite the natural disaster in Japan. Considerable turmoil in the Middle East and North Africa also threatened economic progress as escalating oil prices contributed to inflation concerns. Fears about peripheral European sovereign debt also flared up as the European Central Bank (“ECB”) announced a rescue package for Ireland.
Attention remained on Europe for most of 2011 as the sovereign debt crisis continued to evolve. At the end of June, an immediate government funding crisis in Greece was narrowly averted when its parliament approved new austerity measures. The July 21st proposal to increase the lending capacity of the European Financial Stability Facility (“EFSF”) relief fund was eventually ratified by all national governments in October, though questions remained about the plan’s adequacy and implementation. As contagion spread to core Europe, the ECB reluctantly initiated its Securities Markets Program (“SMP”) in August by purchasing Italian and Spanish bonds in the secondary market.
Meanwhile, the United States came extremely close to default as politicians agreed at the last minute to raise the debt ceiling in August. Even so, Standard & Poor’s downgraded the U.S. sovereign rating from AAA to AA+. The Fed announced in August that it would keep interest rates exceptionally low through mid-2013. In September, the Fed introduced a new easing policy, termed “Operation Twist,” essentially a maturity extension program intended to put downward pressure on longer-term interest rates.
Skepticism surrounding U.S. policy actions and the ongoing European crisis kept risk markets depressed and the flight to quality extended into the end of the third quarter of 2011. However, there have been a few positive developments in Europe. In late September, dozens of key policymakers from around the world descended on Washington, D.C., for the semi-annual meeting of the International Monetary Fund (“IMF”), including the Group of Twenty (“G-20”) Finance Ministers and Central Bank Governors. It appears that the volatility seen in the markets made it clear to an increasing number of European officials that they need to change their approach to the crisis. The key proposals from the meeting were to increase the flexibility of the EFSF and to ensure that European banks have strong capital positions and access to adequate funding. Additionally, while there are a few countries that still had to vote, the Eurozone’s largest economy, Germany agreed to increase the lending capacity of the EFSF.
Despite increasingly attractive valuations, it is questionable whether markets will remain patient. It is equally questionable whether all European constituents can actually agree on steps which will convince markets that policy is finally ahead of the curve. The coming few weeks will be critical as investors expect the IMF communication to be followed by action. A successful resolution to the European crisis would most certainly bode well for a healthy rebalancing into equities.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Multi-Managed Balanced Class A returned 10.26%. By comparison it’s primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”), returned 8.09% and 5.00%, respectively.
Prior to March 22, 2011, the fund was named Transamerica Balanced and had a different sub-adviser.
STRATEGY REVIEW
BlackRock Financial Management, Inc.
Throughout the 12-month period, the portfolio was overweight relative to the benchmark index in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/government-related sectors. Spread sectors performed well in the first half of the period amid improving economic fundamentals and accommodative monetary policy. In the second half, investor sentiment switched to “risk off” mode resulting in spread sectors broadly underperforming US Treasury securities. On balance, sector allocation in the portfolio had a positive impact on the fund’s performance for the period as a whole.

Transamerica Funds	Page 13	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
(unaudited)
STRATEGY REVIEW (continued)
Also contributing positively was tactical trading within agency mortgage-backed securities (“MBS”) and defensive currency hedges. In addition, the portfolio’s yield curve-flattening stance proved beneficial as long-term interest rates declined more than did short-term rates later in the period.
While we actively managed duration throughout the 12-month period, the portfolio maintained a short duration bias for most of the year. However, toward the end of the period, we added some duration primarily through increased exposure to US Treasuries, as a partial hedge to active credit risk in the portfolio.
Also during the period, we increased the portfolio’s quality profile and level of liquidity in advance of the completion of the Fed’s monetary stimulus program on June 30th. We tactically managed investment grade credits, seeking to take advantage of relative value opportunities in financials and industrials. We gradually reduced the portfolio’s exposure to high yield corporate credit, non-agency residential MBS and commercial mortgage-backed securities (“CMBS”) but are actively seeking opportunities take advantage of anticipated future market stress. To increase portfolio liquidity, we added to the portfolio’s agency MBS holdings throughout the latter half of the period, with a general bias toward lower-coupon issues.
At period end, the portfolio was generally underweight relative to the BCAB in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the portfolio was most significantly overweight in investment grade corporate credit, CMBS and asset-backed securities. Within the government sectors, the portfolio was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The portfolio also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The portfolio ended the period with a slightly shorter duration relative to the benchmark index.
The portfolio uses interest rate derivative instruments, which may include futures contracts or options, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The portfolio may also trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, derivatives had minimal impact on performance.
J. P. Morgan Investment Management Inc.
Transamerica Multi-Managed Balanced outperformed its benchmarks for the 12 months ended October 31, 2011. Stock selection in the systems and network hardware, health services and systems, and media sectors contributed to returns. Alternatively, stock selection in the consumer cyclical, utilities and semiconductor sectors detracted from performance.
At the individual stock level, an underweight position in Hewlett-Packard Co., a hardware technology company, was the top contributor to the portfolio. Shares declined after the company posted a weak quarter and disappointing earnings; lagging its peers in staying competitive amid technological structural shifts. Scepticism about recent strategic initiatives, such as the uncertainty over the personal computer unit spinoff, also weighed on the company. We continue to believe the company will struggle to grow in the long term and remain underweight in the name.
Biotechnology company Dendreon Corp. was the biggest detractor in the 12 months. The company owns global rights to Provenge, a personalized vaccine for prostate cancer, which should be competitively positioned to increase penetration and benefit from long-term patent protection. However, shares tumbled after Dendreon Corp missed earnings and removed guidance, challenged by slower-than-expected product adoption, and thus lessened visibility into future revenue growth. We held the position because we still like the company for its differentiated offering and believe that better education and support on the reimbursement process should alleviate the overhang on the stock.

Matthew Marra Eric Pellicciaro Rick Rieder	Scott Blasdell, CFA Terance Chen, CFA Raffaele Zingone, CFA

Co-Portfolio Managers	Co-Portfolio Managers
BlackRock Financial Management, Inc.	J.P. Morgan Investment Management Inc.

Transamerica Funds	Page 14	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	10.26%	4.61%	5.29%	12/02/1994
Class A (POP)	4.18%	3.43%	4.70%	12/02/1994
S&P 500*	8.09%	0.25%	3.69%	12/02/1994
Barclays Capital U.S. Aggregate Bond*	5.00%	6.41%	5.46%	12/02/1994

Class B (NAV)	9.33%	3.86%	4.76%	10/01/1995
Class B (POP)	4.33%	3.69%	4.76%	10/01/1995

Class C (NAV)	9.63%	4.03%	5.86%	11/11/2002
Class C (POP)	8.63%	4.03%	5.86%	11/11/2002

Class I (NAV)	10.70%	N/A	15.49%	11/30/2009

Class P (NAV)	10.63%	N/A	14.63%	11/13/2009

NOTES

*	The Standard & Poor’s 500® Index (“S&P 500”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and P shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Equity securities tend to go up and down more dramatically over the short term and price movements may result from many individual factors as well as the market as a whole. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the value will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 15	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value
(formerly, Transamerica Small/Mid Cap Value)
(unaudited)
MARKET ENVIRONMENT
The last half of the period ending October 31, 2011 was extremely adverse for the U.S. equity markets, with the Russell 2500® Value Index (“Russell 2500® Value”) down over 11%. From the beginning of the period through the end of the second quarter, the U.S. equity markets pulled back modestly amid a confluence of softer economic data domestically and increased geopolitical concerns abroad. Unfortunately, the losses accelerated in the third quarter and we saw the greatest stock market declines since the 2008 financial crisis, with the Russell 2500® Value down over 21%.
Geopolitical concerns dominated trading, with news out of Greece and its European counterparts driving the markets broadly lower. Risk aversion was a prominent theme among investors, many of whom seem to fear the collapse of the European financial system in its present form. A flight to quality saw U.S. Treasuries move up sharply, despite the U.S. government’s near-default on its debt and the eventual downgrade of the country’s sovereign credit rating. While the Federal Reserve Board’s (“Fed”) new “Operation Twist” program, to swap shorter-maturity U.S. Treasuries for longer-dated issuances, has supported a low-interest rate environment, market participants have looked upon this unusual step as proof that the Fed has little ammunition left to enhance economic growth. Indeed, with the focus of investors so heavily on macro-economic events, stock prices have not followed underlying company fundamentals lately. This is a clear headwind for active stock managers in general and our valuation and fundamental focused discipline is no exception. Without question, the U.S. economy has been experiencing a period of slower growth, as indicated by the stubborn lack of job growth and 9.1% unemployment rate. On the other hand, our research has shown a pickup in loan demand among corporations and small businesses, so there are signs of slow improvement in some areas of the U.S. economy. The heavy volatility on Wall Street during the period reflected these mixed messages.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Systematic Small/Mid Cap Value Class A returned 9.32%. By comparison, its benchmark, the Russell 2500® Value Index, returned 4.49%.
Prior to March 22, 2011, the fund was named Transamerica Small/Mid Cap Value and had a different sub-adviser.
STRATEGY REVIEW
The portfolio is built from the bottom up with a focus on companies we believe possess the best combination of valuation and underlying business fundamentals. Sector allocations are a residual of this stock selection process, but during the period they accounted for most of our underperformance. Our underweight to the top-performing utilities sector was the main reason for this as investors sought the perceived safety of these issues amid the macro-economic uncertainty and resulting market turmoil. Stock selection was mixed across the sectors and it slightly detracted on an aggregate basis. Stock selection added the most value within the consumer discretionary and utilities sectors, while it detracted the most within financials, information technology and materials.
Lincoln National Corp. shares got hit hard along with the life insurance group as a whole. Life insurance companies’ longer-term profitability could be impaired by the extraordinarily low interest rate environment, and that has weighed on Lincoln’s shares. Despite this longer-term concern, the company continues to report strong earnings results and we continue to hold the stock.
The shares of Alcatel-Lucent, an Information Technology company that provides equipment to telecom services providers, underperformed during the period as the company was hurt by a sudden second-half slowdown in U.S. equipment spending on next-generation cellular technologies. We were able to anticipate a poor third-quarter earnings result and sell these shares prior to further weakness in the stock.
In metals & mining, Alcoa Inc., the world’s largest aluminum producer, was a poor performer due to its exposure to global cyclical end markets. During the past quarter, the company missed expectations by a wide margin and gave a more cautious outlook on aluminum, causing us to sell our position.
Within consumer discretionary, Macy’s, Inc. and PVH Corp. were top contributors. Macy’s has had some of the strongest and most consistent same-store sales over the past 12 months and, combined with strict inventory and cost controls, earnings and cash flow have meaningfully outperformed expectations while valuation remains attractive. PVH Corp., an apparel company with a portfolio of brands that includes Calvin Klein, Tommy Hilfiger, Van Heusen and Izod, has demonstrated some of the strongest earnings surprises, earnings estimate revisions, and cash flows in 2011 due to the company’s dedication to strong inventory controls, higher pricing, and operating expense management.
NiSource, Inc., a Midwest utility, was an outperformer over the last few quarters, as the company continued to execute on its strategy and investors favored higher dividend yield. We believe that future growth will be driven by strong volume growth at the regulated utility and increased opportunities in the pipeline segment as shale activity accelerates in the United States.
Ron Mushock, CFA
Kenneth Burgess,CFA
Co-Portfolio Managers
Systematic Financial Management L.P.

Transamerica Funds	Page 16	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value
(formerly, Transamerica Small/Mid Cap Value)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	9.32%	6.74%	11.36%	04/02/2001
Class A (POP)	3.30%	5.54%	10.73%	04/02/2001
Russell 2500® Value *	4.49%	(0.01)%	8.42%	04/02/2001

Class B (NAV)	8.59%	6.05%	10.76%	04/02/2001
Class B (POP)	3.59%	5.89%	10.76%	04/02/2001

Class C (NAV)	8.62%	6.09%	13.32%	11/11/2002
Class C (POP)	7.62%	6.09%	13.32%	11/11/2002

Class I (NAV)	9.82%	N/A	17.36%	11/30/2009

Class I2 (NAV)	9.93%	7.37%	8.39%	11/15/2005

NOTES

*	The Russell 2500® Value Index (“Russell 2500® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and I2 shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 17	Annual Report 2011

Transamerica TS&W International Equity
(formerly TS& W International Equity)
(unaudited)
MARKET ENVIRONMENT
While investors enjoyed positive returns through the early part of 2011, fears of a global economic slowdown weighed on markets starting in May. In the early part of this time period, events such as the disaster in Japan, the early stages of the European debt crisis, and unrest in the Middle East were not enough to bring markets down as investors were more focused on the positive picture including strong corporate profit growth and confidence in an economic recovery.
However, in May the tide started shifting from optimism back to uncertainty. Supply disruptions stemming from the earthquake and tsunami in Japan in March proved to be the first in a series of blows to shake the confidence of global markets. The worsening Greek debt crisis; austerity measures and monetary tightening in the United Kingdom, European Union and Asia; commodity price inflation; and a slew of weak economic reports all contributed to the growing impression of a global economic slowdown. This was clearly an inflection point, as from this point on, investors fled Europe, Emerging Markets, and cyclical or commodity-related positions. Market volatility continued to rise through this period and peaked at the highest level since March of 2009 in the midst of the US debt downgrade by Standard & Poor’s.
Despite the strong bounce back in the month of October, the European financial crisis is still in a critical stage, and with further deterioration, there is a real risk. As Europe struggles to implement solutions, slow growth will tend to retard deleveraging. Earnings disappointments will become more common as companies face several quarters of tough comparisons and analysts play catch-up. In this environment, we remain highly focused on sustainability in cash flows and profit margins.
PERFORMANCE
For the year ended October 31, 2011, Transamerica TS&W International Equity Class I returned (2.05)%. By comparison, its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI-EAFE”), returned (3.64)%.
Effective February 28, 2011, TS&W International Equity Portfolio was adopted by Transamerica and renamed Transamerica TS&W International Equity.
STRATEGY REVIEW
Over the 12-month period, Transamerica TS&W International Equity offered downside protection compared to the MSCI-EAFE mainly due to stock selection decisions in Financials and in Japan.
An emphasis on financial firms outside Europe was a key source of relative return, as investors punished companies with even indirect exposure to sovereign debt in Greece, especially in the most recent quarter. Commercial banks were among the hardest hit during this period, and the portfolio’s underweight here was also helpful. Additionally, the portfolio’s diversified mix in this sector, encompassing Japanese real-estate development, Asian and Canadian banks, and global reinsurance companies, were all beneficial to relative performance.
Conversely, the portfolio benefited from the Telecommunication and Consumer Staples sectors, which provided a relative safe haven as investors were in search of stable cash flow generators and dividend yield.
From a geographic perspective, stock selection in Japan was the portfolio’s top contributor. Japanese financials and technology companies added the most value, as companies here remained comparatively resilient during the correction.
Daito Trust was the portfolio’s top contributor over this time period. The Japanese real-estate development company has experienced increased demand from the rebuilding effort following the Japanese earthquake that struck earlier this year.
While Health Care companies proved defensive over this period, the portfolio’s underweight position, along with weak performance from a German pharmaceutical holding, was the portfolio’s top detractor to relative returns over this period.
Energy was the top performing market sector over this time period, however the portfolio’s slight underweight pared with a pair of underperforming exploration companies also detracted from relative returns.
From a geographic perspective, while overall stock selection in Europe was positive, exposure to select markets such as Ireland, Italy, and Greece were slight detractors for the portfolio as the European debt crisis unfolded.
Smurfit Kappa Group was the portfolio’s top detractor over this time period. The Ireland-based global packaging company came under pressure as investors veered away from cyclical names during the second half of this year.
Brandon H. Harrell, CFA
Portfolio Manager
Thompson, Siegel & Walmsley LLC

Transamerica Funds	Page 18	Annual Report 2011

Transamerica TS&W International Equity
(formerly TS& W International Equity)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class I (NAV)	(2.05)%	(0.69)%	5.85%	12/18/1992
MSCI-EAFE *	(3.64)%	(1.95)%	6.19%	12/18/1992

Class A (NAV)	N/A	N/A	(10.38)%(A)	03/01/2011
Class A (POP)	N/A	N/A	(15.28)%(A)	03/01/2011

Class C (NAV)	N/A	N/A	(10.84)%(A)	03/01/2011
Class C (POP)	N/A	N/A	(11.67)%(A)	03/01/2011

Class I2 (NAV)	N/A	N/A	(10.11)%(A)	03/01/2011

NOTES

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
(A) Not Annualized.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 19	Annual Report 2011

Transamerica WMC Diversified Equity
(formerly, Transamerica Diversified Equity)
(unaudited)
MARKET ENVIRONMENT
The year ending October 31, 2011 was an extremely volatile period for equity markets. Global equities finished 2010 on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the US Federal Reserve Board (“Fed”), the extension of tax cuts in the US, strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the US, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets then rallied in the final month of the period as improving US economic data and optimism related to a resolution of the ongoing European debt crisis lifted investor sentiment.
In this environment, nine of the ten sectors in the Russell 1000® Growth Index posted positive returns during the period. The Utilities and Energy sectors increased the most, while Telecommunication Services was the only sector to post a decline.
PERFORMANCE
For the year ended October 31, 2011, Transamerica WMC Diversified Equity Class P returned 3.80%. By comparison, its primary and former benchmarks, the Russell 1000® Growth Index and the Standard & Poor’s 500® Index, returned 9.92% and 8.09%, respectively.
Prior to March 22, 2011 the fund was named Transamerica Diversified Equity and had a different sub-adviser.
STRATEGY REVIEW
The fund’s investment process leverages the extensive research resources of Wellington Management and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. We utilize risk analysis tools to help maintain the fund’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.
During the period, less favorable security selection in the Information Technology, Materials, and Industrials sectors were the main drivers of relative underperformance. An underweight position in the relatively strong Consumer Staples sector also detracted from relative results. Positive results from security selection within Consumer Discretionary, Health Care, and Energy partially offset the less favorable results, as did an overweight to Information Technology.
The fund’s largest contributors to relative performance during the period included California-based network equipment company Cisco Systems, Inc., internet company IAC/InterActiveCorp, and multinational technology and consulting corporation International Business Machines Corp. Not owning weak performing benchmark stock Schlumberger, an oilfield services company, also contributed positively to benchmark relative performance.
The fund’s largest relative detractors during the period included internet search provider Google, Inc., coal producer Walter Energy, Inc, and programmable logic devices manufacturer Altera Corp. Not owning strong performing fast food chain restaurant McDonald’s also hurt relative performance results during the period.
As of the end of the period, the fund was most overweight the Information Technology sector, and most underweight the Consumer Staples and Financials sectors.
The fund did not utilize derivatives during the period.
Paul E. Marrkand, CFA
Portfolio Manager
Wellington Management Company, LLP

Transamerica Funds	Page 20	Annual Report 2011

Transamerica WMC Diversified Equity
(formerly, Transamerica Diversified Equity)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class P (NAV)	3.80%	1.66%	4.89%	04/01/1998
Russell 1000® Growth *	9.92%	3.04%	3.56%	04/01/1998
S&P 500 *	8.09%	0.25%	3.69%	04/01/1998

Class A (NAV)	3.44%	N/A	7.50%	11/13/2009
Class A (POP)	(2.17)%	N/A	4.44%	11/13/2009

Class B (NAV)	2.71%	N/A	6.76%	11/13/2009
Class B (POP)	(2.29)%	N/A	4.83%	11/13/2009

Class C (NAV)	2.72%	N/A	6.77%	11/13/2009
Class C (POP)	1.72%	N/A	6.77%	11/13/2009

Class I (NAV)	3.82%	N/A	8.99%	11/30/2009

Class I2 (NAV)	4.19%	N/A	8.25%	11/13/2009

NOTES

*	Standard & Poor’s 500® Index (“S&P 500”) served as the benchmark for the fund prior to March 22, 2011, at which time it was replaced with the Russell 1000® Growth Index (“Russell 1000® Growth”).The S&P 500 and Russell 1000® Growth are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I, I2 and P shares.
Performance figures may reflect fee waivers and/or expense reimbursements by he Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 21	Annual Report 2011

Transamerica WMC Diversified Growth
(unaudited)
MARKET ENVIRONMENT
The one-year period ending October 31, 2011 was an extremely volatile period for equity markets. Global equities finished 2010 on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the US Federal Reserve Board (“Fed”), the extension of tax cuts in the US, strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the US, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets then rallied in the final month of the period as improving US economic data and optimism related to a resolution of the ongoing European debt crisis lifted investor sentiment.
In this environment, nine of the ten sectors in the Russell 1000® Growth Index posted positive returns during the period. The Utilities and Energy sectors increased the most, while Telecommunication Services was the only sector to post a decline.
PERFORMANCE
For the year ended October 31, 2011, Transamerica WMC Diversified Growth Class A returned 5.73%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 9.92%.
STRATEGY REVIEW
The fund’s investment process leverages the extensive research resources of Wellington Management and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. We utilize risk analysis tools to help maintain the fund’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.
During the period, less favorable security selection in the Information Technology, Materials, and Consumer Staples sectors were drivers of relative underperformance. An underweight allocation to the Energy sector also detracted from relative results. Positive results from security selection within Industrials and Health Care partially offset the less favorable results, as did an underweight to Health Care.
The fund’s largest contributors to relative performance during the period included programmable logic devices manufacturer Altera Corp., diversified health and “well-being” company UnitedHealth Group, Inc., and multinational technology and consulting corporation International Business Machines Corp. Not owning weak performing benchmark stock Hewlett-Packard also contributed positively to benchmark relative performance.
The fund’s largest relative detractors during the period included California-based network equipment company Cisco Systems, Inc., oil and gas company Exxon Mobil Corp., and computer storage and data management company NetApp, Inc. The fund’s position in Internet-based travel website Expedia also hurt relative performance results during the period.
As of the end of the period, the fund was most overweight in the Information Technology sector, and most underweight in the Consumer Staples and Financials sectors.
The fund did not utilize derivatives during the period.
Paul E. Marrkand,CFA
Portfolio Manager
Wellington Management Company, LLP

Transamerica Funds	Page 22	Annual Report 2011

Transamerica WMC Diversified Growth
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class A (NAV)	5.73%	(0.87)%	4.21%	03/01/2000
Class A (POP)	(0.11)%	(1.98)%	3.63%	03/01/2000
Russell 1000® Growth *	9.92%	3.04%	3.56%	03/01/2000

Class B (NAV)	5.11%	(1.57)%	3.60%	03/01/2000
Class B (POP)	0.11%	(1.76)%	3.60%	03/01/2000

Class C (NAV)	5.08%	(1.52)%	5.95%	11/11/2002
Class C (POP)	4.08%	(1.52)%	5.95%	11/11/2002

Class I (NAV)	6.23%	N/A	9.77%	11/30/2009

Class I2 (NAV)	6.59%	(0.18)%	1.28%	11/15/2005

Class P (NAV)	6.19%	N/A	8.51%	11/13/2009

Class T (NAV)	6.33%	(0.35)%	(0.29)%	10/27/2006
Class T (POP)	(2.70)%	(2.10)%	(2.04)%	10/27/2006

NOTES

*	The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is most recent. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares (8.5% for Class T) or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I, I2 and P shares.
Performance figures may reflect fee waivers and/or expense reimbursements by he Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 23	Annual Report 2011

Transamerica WMC Quality Value
(unaudited)
MARKET ENVIRONMENT
The one-year period ending October 31, 2011 was an extremely volatile period for equity markets. Global equities finished 2010 on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve Board (“Fed”), the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets then rallied in the final month of the period as improving U.S. economic data and optimism related to a resolution of the ongoing European debt crisis lifted investor sentiment.
In this environment, nine of the ten sectors in the Russell 1000® Value Index posted positive returns during the period. The Energy and Utilities sectors increased the most, while Financials was the only sector to post a decline.
PERFORMANCE
For the period from inception November 15, 2010 through October 31, 2011, Transamerica WMC Quality Value Class A returned 3.94%. By comparison, its benchmark, the Russell 1000® Value Index, returned 4.63%.
STRATEGY REVIEW
The investment philosophy of the fund is based on the premise that investing in high-quality companies at attractive valuations offers a compelling reward to risk opportunity. Three basic tenets of the philosophy act as the guideposts in defining “quality.” The first tenet involves the true significance of dividends and effective capital allocation. Good stewards of capital strike the optimal balance between capital investment and value distribution by investing in high return on capital projects and augmenting that growth with a dividend policy that can be sustained or increased over time. Understanding the implications of the capital cycle is also important, with a focus on those companies who are the survivors and leaders of undercapitalized industries. Finally, the fund seeks companies that have resilient franchise value; these companies tend to be market leaders with underappreciated assets. The intent is to find companies with these traits and buy them when they are out-of-favor and trading at attractive valuations.
During the period, strong selection in the Information Technology, Financials, and Energy sectors were the main drivers of outperformance. An underweight allocation to the Financials sector also aided relative results. Negative results from security selection within Health Care, Materials, and Consumer Discretionary partially offset the overall outperformance, as did an overweight to Information Technology.
The fund’s largest contributors to relative performance during the period included global hardware, software and IT services company International Business Machines Corp., integrated energy company Chevron Corp., and IT and management consulting company Accenture PLC. Not owning weak performing benchmark stocks Citigroup and Hewlett-Packard also contributed positively to benchmark relative performance.
The fund’s largest relative detractors during the period included Ultra Petroleum Corp., an independent exploration company and producer of oil and natural gas, California-based network equipment Cisco Systems, Inc., and leading office products supplier Staples, Inc. The fund’s position in global glass bottle manufacturer Owens-Illinois, Inc. also hurt relative performance results during the period.
As of the end of the period, the fund was most overweight the Industrials and Materials sectors, and most underweight the Financials sector.
The fund did not utilize derivatives during the period.
Matthew G. Baker
Edward P. Bousa,CFA
Co-Portfolio Managers
Wellington Management Company, LLP

Transamerica Funds	Page 24	Annual Report 2011

Transamerica WMC Quality Value
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

10 Years or
	Life of Class	Inception Date

Class A (NAV)	3.94%(A)	11/15/2010
Class A (POP)	(1.67)%(A)	11/15/2010
Russell 1000® Value*	4.63%(A)	11/15/2010

Class C (NAV)	3.38%(A)	11/15/2010
Class C (POP)	(3.23)%(A)	11/15/2010

Class I (NAV)	4.31%(A)	11/15/2010

Class I2 (NAV)	4.60%(A)	11/15/2010

NOTES

*	The Russell 1000® Value Index (“Russell 1000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since inception, whichever is more recent. You cannot invest directly in an index.

(A) Not Annualized.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.
Performance figures may reflect fee waivers and/or expense reimbursements by he Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Funds	Page 25	Annual Report 2011

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at May 1, 2011 and held for the entire period until October 31, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of by the advisory and administrative fees. Examples of such as fees and expenses of the trustees and their counsel, extraordinary expenses, and interest expense.

		Actual Expenses			Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid		Ending Account	Expenses Paid		Annualized
Fund Name	Account Value	Value	During Period		Value	During Period		Expense Ratio

Transamerica AEGON Flexible Income
Class A	$1,000.00	$992.30	$4.87	(A)	$1,020.32	$4.94	(A)	0.97%
Class B	1,000.00	988.40	9 02	(A)	1,016.13	9.15	(A)	1.80
Class C	1,000.00	989.40	8.47	(A)	1,016.69	8.59	(A)	1.69
Class I	1,000.00	994.10	3.52	(A)	1,021.68	3.57	(A)	0.70
Class I2	1,000.00	995.80	2.97	(A)	1,022.23	3.01	(A)	0.59

Transamerica AEGON High Yield Bond
Class A	1,000.00	983.90	5.85	(A)	1,019.31	5.96	(A)	1.17
Class B	1,000.00	980.60	9.19	(A)	1,015.93	9.35	(A)	1.83
Class C	1,000.00	981.20	8.84	(A)	1,016.28	9.00	(A)	1.77
Class I	1,000.00	986.20	3.85	(A)	1,021.32	3.92	(A)	0.77
Class I2	1,000.00	986.80	3.31	(A)	1,021.88	3.36	(A)	0.66
Class P	1,000.00	986.30	4.51	(A)	1,020.67	4.58	(A)	0.90

Transamerica AEGON Money Market
Class A	1,000.00	1,000.00	0.91	(A)	1,024.30	0.92	(A)	0.18
Class B	1,000.00	1,000.00	0.91	(A)	1,024.30	0.92	(A)	0.18
Class C	1,000.00	1,000.00	0.91	(A)	1,024.30	0.92	(A)	0.18
Class I	1,000.00	1,000.10	0 86	(A)	1,024.35	0.87	(A)	0.17
Class I2	1,000.00	1,000.10	0 86	(A)	1,024.35	0.87	(A)	0.17
Class P	1,000.00	1,000.10	0.86	(A)	1,024.35	0.87	(A)	0.17

Transamerica AEGON Short-Term Bond
Class A	1,000.00	1,002.00	4.24	(A)	1,020.97	4.28	(A)	0.84
Class C	1,000.00	998.10	8.11	(A)	1,017.09	8.19	(A)	1.61
Class I	1,000.00	1,001.30	3.28	(A)	1,021.93	3.31	(A)	0.65
Class I2	1,000.00	1,002.20	2.73	(A)	1,022.48	2.75	(A)	0.54

Transamerica Funds	Page 26	Annual Report 2011

Understanding Your Funds’ Expenses (continued)
(unaudited)

		Actual Expenses			Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid		Ending Account	Expenses Paid		Annualized
Fund Name	Account Value	Value	During Period		Value	During Period		Expense Ratio

Transamerica Logan Circle Emerging Markets Debt
Class A	$1,000.00	$1,001.40	$2.29	(C)	$1,006.20	$2.30	(C)	1.35%
Class C	1,000.00	1,000.20	3.40	(C)	1,005.10	3.41	(C)	2.00
Class I	1,000.00	1,001.40	1.70	(C)	1,006.79	1.70	(C)	1.00
Class I2	1,000.00	1,001.40	1.70	(C)	1,006.79	1.70	(C)	1.00

Transamerica Morgan Stanley Capital Growth
Class A	1,000.00	918.10	7.49	(A)	1,017.39	7.88	(A)	1.55
Class B	1,000.00	915.10	10.62	(A)	1,014.12	11.17	(A)	2.20
Class C	1,000.00	915.10	10.62	(A)	1,014.12	11.17	(A)	2.20
Class I	1,000.00	920.10	5.42	(A)	1,019.56	5.70	(A)	1.12
Class I2	1,000.00	1,097.00	0.97	(D)	1,003.32	0.93	(D)	1.09
Class P	1,000.00	919.50	6.77	(A)	1,018.15	7.12	(A)	1.40

Transamerica Morgan Stanley Growth Opportunities
Class A	1,000.00	861.30	8.21	(A)	1,016.38	8.89	(A)	1.75
Class B	1,000.00	859.20	11.25	(A)	1,013.11	12.18	(A)	2.40
Class C	1,000.00	859.70	11.25	(A)	1,013.11	12.18	(A)	2.40
Class I	1,000.00	865.30	5.12	(A)	1,019.71	5.55	(A)	1.09
Class I2	1,000.00	865.30	4.28	(A)	1,020.62	4.63	(A)	0.91
Class P	1,000.00	863.40	6.25	(A)	1,018.50	6.77	(A)	1.33

Transamerica Multi-Managed Balanced
Class A	1,000.00	972.00	7.31	(A)	1,017.80	7.48	(A)	1.47
Class B	1,000.00	968.00	11.21	(A)	1,013.81	11.47	(A)	2.26
Class C	1,000.00	969.40	10.03	(A)	1,015.02	10.26	(A)	2.02
Class I	1,000.00	974.40	4.88	(A)	1,020.27	4.99	(A)	0.98
Class P	1,000.00	973.70	5.47	(A)	1,019.66	5.60	(A)	1.10

Transamerica Systematic Small/Mid Cap Value
Class A	1,000.00	852.60	6.77	(A)	1,017.90	7.37	(A)	1.45
Class B	1,000.00	849.60	9.79	(A)	1,014.62	10.66	(A)	2.10
Class C	1,000.00	849.80	9.70	(A)	1,014.72	10.56	(A)	2.08
Class I	1,000.00	854.50	4.67	(A)	1,020.16	5.09	(A)	1.00
Class I2	1,000.00	854.90	4.21	(A)	1,020.67	4.58	(A)	0.90

Transamerica TS&W International Equity
Class A	1,000.00	852.00	7.00	(A)	1,017.64	7.63	(A)	1.50
Class C	1,000.00	849.30	10.07	(A)	1,014.32	10.97	(A)	2.16
Class I	1,000.00	853.30	5.33	(A)	1,019.46	5.80	(A)	1.14
Class I2	1,000.00	854.00	4.72	(A)	1,020.11	5.14	(A)	1.01

Transamerica WMC Diversified Equity
Class A	1,000.00	908.70	7.31	(A)	1,017.54	7.73	(A)	1.52
Class B	1,000.00	905.00	10.42	(A)	1,014.27	11.02	(A)	2.17
Class C	1,000.00	905.40	10.42	(A)	1,014.27	11.02	(A)	2.17
Class I	1,000.00	909.90	5.63	(A)	1,019.31	5.96	(A)	1.17
Class I2	1,000.00	911.50	3.85	(A)	1,021.17	4.08	(A)	0.80
Class P	1,000.00	910.10	5.54	(A)	1,019.41	5.85	(A)	1.15

Transamerica WMC Diversified Growth
Class A	1,000.00	908.30	7.31	(A)	1,017.54	7.73	(A)	1.52
Class B	1,000.00	905.70	10.38	(A)	1,014.32	10.97	(A)	2.17
Class C	1,000.00	906.10	10.43	(A)	1,014.27	11.02	(A)	2.17
Class I	1,000.00	911.00	4.38	(A)	1,020.62	4.63	(A)	0.91
Class I2	1,000.00	912.50	3.71	(A)	1,021.32	3.92	(A)	0.77
Class P	1,000.00	910.20	5.54	(A)	1,019.41	5.85	(A)	1.15
Class T	1,000.00	911.30	4.38	(A)	1,020.62	4.63	(A)	0.91

Transamerica WMC Quality Value
Class A	1,000.00	895.00	6.26	(A)	1,018.60	6.67	(A)	1.31
Class C	1,000.00	891.90	8.87	(A)	1,015.83	9.45	(A)	1.86
Class I	1,000.00	896.80	4.49	(A)	1,020.47	4.79	(A)	0.94
Class I2	1,000.00	897.00	3.63	(A)	1,021.37	3.87	(A)	0.76

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

(C)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (62 days), and divided by the number of days in the year (365 days).

(D)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (31 days), and divided by the number of days in the year (365 days).

Transamerica Funds	Page 27	Annual Report 2011

Schedules of Investments Composition
At October 31, 2011
(The following charts summarize the Schedule of Investments of each fund by asset type.)
(unaudited)

Transamerica AEGON Flexible Income	% of Net
(formerly, Transamerica Flexible Income)	Assets

Corporate Debt Securities	59 .9%
Securities Lending Collateral	13 .7
Mortgage-Backed Securities	8 .9
U.S. Government Obligations	7 .8
Preferred Corporate Debt Securities	5 .6
Foreign Government Obligations	4 .3
Asset-Backed Securities	3 .8
Repurchase Agreement	1 .8
Preferred Stocks	1 .7
Municipal Government Obligations	1 .5
Common Stock	1 .1
Convertible Preferred Stock	0 .7
Warrant	0 .5
U.S. Government Agency Obligation	0 .4
Convertible Bond	0 .4
Other Assets and Liabilities — Net	(12 .1)

Total	100.0%

% of Net
Transamerica AEGON High Yield Bond	Assets

Corporate Debt Securities	86 .8%
Securities Lending Collateral	20 .1
Repurchase Agreement	9 .1
Preferred Corporate Debt Securities	2 .5
Preferred Stocks	1 .4
Common Stocks	0 .6
Warrants	0 .0	(A)
Other Assets and Liabilities — Net	(20 .5)

Total	100.0%

Transamerica AEGON Money Market (formerly,	% of Net
Transamerica Money Market)	Assets

Commercial Papers	49 .1%
Asset-Backed Commercial Paper	29 .9
Repurchase Agreements	8 .3
Certificates of Deposit	7 .9
Corporate Debt Securities	4 .9
Other Assets and Liabilities — Net	(0 .1)

Total	100.0%

Transamerica AEGON Short-Term Bond	% of Net
(formerly, Transamerica Short-Term Bond)	Assets

Corporate Debt Securities	62 .5%
Mortgage-Backed Securities	23 .5
Asset-Backed Securities	9 .2
Securities Lending Collateral	5 .0
Repurchase Agreement	2 .3
Municipal Government Obligations	1 .2
Loan Assignments	0 .8
U.S. Government Agency Obligations	0 .1
Other Assets and Liabilities — Net	(4 .6)

Total	100.0%

	% of Net
Transamerica Logan Circle Emerging Markets Debt	Assets

Foreign Government Obligations	54 .2%
Corporate Debt Securities	46 .3
Repurchase Agreement	1 .7

Other Assets and Liabilities — Net	(2.2)	(B)

Total	100.0%

Transamerica Morgan Stanley Capital Growth	% of Net
(formerly, Transamerica Focus)	Assets

Common Stocks	96 .5%
Repurchase Agreement	15 .1
Securities Lending Collateral	9 .4
Other Assets and Liabilities — Net	(21 .0)

Total	100.0%

Transamerica Morgan Stanley Growth Opportunities % of Net
(formerly, Transamerica Growth Opportunities)	Assets

Common Stocks	97 .4%
Securities Lending Collateral	20 .9
Repurchase Agreement	2 .4
Preferred Stock	0 .2
Other Assets and Liabilities — Net	(20 .9)

Total	100.0%

Transamerica Multi-Managed Balanced	% of Net
(formerly, Transamerica Balanced)	Assets

Common Stocks	59 .7%
U.S. Government Agency Obligations	18 .2
Corporate Debt Securities	11 .2
Mortgage-Backed Securities	6 .6
Repurchase Agreement	6 .4
U.S. Government Obligations	2 .1
Asset-Backed Securities	2 .1
Foreign Government Obligations	1 .6
Preferred Corporate Debt Securities	0 .1
Preferred Stock	0 .0	(A)
Purchased Options	0 .0	(A)
Other Assets and Liabilities — Net	(8 .0	)(B)

Total	100.0%

Transamerica Systematic Small/Mid Cap Value	% of Net
(formerly, Transamerica Small/Mid Cap Value)	Assets

Common Stocks	96 .0%
Securities Lending Collateral	15 .0
Repurchase Agreement	2 .7
Other Assets and Liabilities — Net	(13 .7)

Total	100.0%

Transamerica TS&W International Equity	% of Net
(formerly, TS&W International Equity)	Assets

Common Stocks	97 .3%
Repurchase Agreement	1 .5
Preferred Stock	0 .9
Other Assets and Liabilities — Net	0 .3

Total	100.0%

Transamerica WMC Diversified Equity	% of Net
(formerly, Transamerica Diversified Equity)	Assets

Common Stocks	99 .6%
Securities Lending Collateral	7 .5
Repurchase Agreement	1 .7
Other Assets and Liabilities — Net	(8 .8)

Total	100.0%

% of Net
Transamerica WMC Diversified Growth	Assets

Common Stocks	100 .2%
Securities Lending Collateral	6 .2
Repurchase Agreement	1 .2
Other Assets and Liabilities — Net	(7 .6)

Total	100.0%

% of Net
Transamerica WMC Quality Value	Assets

Common Stocks	97 .6%
Repurchase Agreement	4 .2
Other Assets and Liabilities — Net	(1 .8)

Total	100.0%

(A)	Amount rounds to less than 0.1%.

(B)	The Other Assets and Liabilities — Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Funds	Page 28	Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
U.S. GOVERNMENT OBLIGATIONS — 7.8%
U.S. Treasury Bond
2.63%, 11/15/2020	$4,575	$4,799
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	2,216	2,902
U.S. Treasury Note
1.25%, 09/30/2015	475	486
1.38%, 05/15/2013	2,430	2,473
2.13%, 02/29/2016	6,150	6,499
3.50%, 05/15/2020	2,150	2,421

Total U.S. Government Obligations (cost $18,121)		19,580

U.S. GOVERNMENT AGENCY OBLIGATION — 0.4%
Freddie Mac, IO
5.00%, 08/01/2035	6,961	1,127
Total U.S. Government Agency Obligation (cost $1,769)

FOREIGN GOVERNMENT OBLIGATIONS — 4.3%
Canada Housing Trust No. 1
3.15%, 06/15/2015 — 144A	CAD2,500	2,645
Republic of Chile
5.50%, 08/05/2020	CLP994,500	2,134
Republic of The Philippines
4.95%, 01/15/2021	PHP90,000	2,032
United Mexican States
7.00%, 06/19/2014	MXN18,000	1,428
7.50%, 06/21/2012	35,000	2,675

Total Foreign Government Obligations (cost $10,565)		10,914

MORTGAGE-BACKED SECURITIES — 8.9%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 — 144A *	$1,785	1,802
American Tower Trust
Series 2007-1A, Class D
5.96%, 04/15/2037 — 144A	1,950	2,080
BCAP LLC Trust
Series 2009-RR3, Class 2A1
5.41%, 05/26/2037 — 144A *	245	243
Series 2009-RR6, Class 2A1
5.20%, 08/26/2035 — 144A *	1,027	934
Series 2009-RR10, Class 2A1
2.81%, 08/26/2035 — 144A *	739	708
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 — 144A *	1,442	1,480
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 — 144A *	1,478	1,528
Countrywide Alternative Loan Trust
Series 2004-3T1, Class A3
5.00%, 05/25/2034	1,238	1,271
Credit Suisse Mortgage Capital Certificates
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 — 144A *	1,056	1,038
Cresi Finance, LP
Series 2006-A, Class C
0.84%, 03/25/2017 — 144A *	1,322	1,058
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.13%, 12/26/2037 — 144A *	433	434
Series 2009-R7, Class 1A1
5.23%, 02/26/2036 — 144A *	741	714
Series 2009-R7, Class 4A1
2.74%, 09/26/2034 — 144A *	783	726
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 — 144A	348	346
Series 2009-R7, Class 12A1
5.17%, 08/26/2036 — 144A *	395	390
Series 2009-R9, Class 1A1
2.57%, 08/26/2046 — 144A *	715	699
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2007-LD11, Class ASB
5.82%, 06/15/2049 *	1,180	1,255
JPMorgan Re-REMIC
Series 2009-7, Class 8A1
5.60%, 01/27/2047 — 144A *	717	719
LSTAR Commercial Mortgage Trust
Series 2011-1, Class A
3.91%, 06/25/2043 — 144A	1,189	1,200
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A
5.79%, 08/15/2045 — 144A *	1,740	1,927
WaMu Mortgage Pass-Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	1,112	1,119
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	360	361
Series 2003-L, Class 1A2
4.50%, 11/25/2033 *	274	276

Total Mortgage-Backed Securities (cost $21,954)		22,308

ASSET-BACKED SECURITIES — 3.8%
America West Airlines Pass-Through Trust
Series 2000-1, Class G
8.06%, 07/02/2020	1,048	1,048
Continental Airlines Pass-Through Trust
Series 1997-1, Class A
7.46%, 04/01/2015	1,426	1,412
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 — 144A	2,060	2,292
Northwest Airlines Pass-Through Trust
Series 2002-1, Class G2
6.26%, 11/20/2021	2,489	2,457
UAL Pass-Through Trust
Series 2009-1
10.40%, 11/01/2016	2,091	2,311

Total Asset-Backed Securities (cost $9,388)		9,520

MUNICIPAL GOVERNMENT OBLIGATIONS — 1.5%
Rhode Island Economic Development Corp.
6.00%, 11/01/2015 §	1,545	1,587
State of California
7.95%, 03/01/2036	1,820	2,066

Total Municipal Government Obligations (cost $3,367)		3,653

PREFERRED CORPORATE DEBT SECURITIES — 5.6%
Commercial Banks — 2.7%
PNC Financial Services Group, Inc.
8.25%, 05/21/2013 * Ž ^	2,500	2,526
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 29	Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
Commercial Banks (continued)
Rabobank Nederland NV
11.00%, 06/30/2019 — 144A * Ž	$1,695	$2,051
Wells Fargo & Co. — Series K
7.98%, 03/15/2018 * Ž ^	2,400	2,568
Diversified Financial Services — 1.9%
JPMorgan Chase Capital XXV — Series Y
6.80%, 10/01/2037	1,500	1,498
ZFS Finance USA Trust II
6.45%, 12/15/2065 — 144A *	3,300	3,168
Insurance — 1.0%
Reinsurance Group of America, Inc.
6.75%, 12/15/2065 *	2,760	2,395

Total Preferred Corporate Debt Securities (cost $13,866)		14,206

CORPORATE DEBT SECURITIES — 59.9%
Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015	BRL2,200	1,352
Beverages & More, Inc.
9.63%, 10/01/2014 — 144A	$1,635	1,651
Building Products — 0.4%
Voto-Votorantim Overseas Trading
Operations NV
6.63%, 09/25/2019 — 144A^	840	888
Capital Markets — 1.5%
BP Capital Markets PLC
4.74%, 03/11/2021 ^	1,330	1,492
Macquarie Group, Ltd.
6.25%, 01/14/2021 — 144A ^	2,375	2,346
Commercial Banks — 5.1%
Barclays Bank PLC
7.38%, 06/29/2049	1,298	1,279
10.18%, 06/12/2021 — 144A	1,480	1,652
BBVA Bancomer SA
6.50%, 03/10/2021 — 144A ^	1,400	1,393
M&I Marshall & Ilsley Bank
4.85%, 06/16/2015	1,245	1,326
5.00%, 01/17/2017	2,050	2,164
Regions Bank
7.50%, 05/15/2018 ^	2,560	2,502
Zions Bancorporation
7.75%, 09/23/2014	2,500	2,660
Commercial Services & Supplies — 0.6%
Steelcase, Inc.
6.38%, 02/15/2021	1,385	1,443
Consumer Finance — 0.9%
Block Financial LLC
5.13%, 10/30/2014 ^	1,300	1,339
Springleaf Finance Corp.
6.90%, 12/15/2017	1,280	976
Containers & Packaging — 1.2%
Graphic Packaging International, Inc.
9.50%, 06/15/2017	2,625	2,867
Sealed Air Corp.
8.13%, 09/15/2019 — 144A	195	212
Distributors — 0.3%
Edgen Murray Corp.
12.25%, 01/15/2015 ^	805	761
Diversified Financial Services — 15.0%
Aviation Capital Group Corp.
7.13%, 10/15/2020 — 144A	2,700	2,660
Bank of America Corp.
3.75%, 07/12/2016	2,065	1,970
Cemex Finance LLC
9.50%, 12/14/2016 — 144A ^	2,555	2,233
Fibria Overseas Finance, Ltd.
6.75%, 03/03/2021 — 144A	1,245	1,233
Glencore Funding LLC
6.00%, 04/15/2014 — 144A	2,000	2,026
GTP Towers Issuer LLC
4.44%, 02/15/2015 — 144A	2,295	2,428
International Lease Finance Corp.
6.25%, 05/15/2019	2,560	2,410
6.50%, 09/01/2014 — 144A	2,360	2,431
Irish Life & Permanent PLC
3.60%, 01/14/2013 — 144A	1,700	1,482
Marina District Finance Co., Inc.
9.50%, 10/15/2015 ^	1,955	1,935
9.88%, 08/15/2018 ^	65	64
Oaktree Capital Management, LP
6.75%, 12/02/2019 — 144A	1,950	2,014
QHP Royalty Sub LLC
10.25%, 03/15/2015 — 144A	843	857
Reynolds Group Issuer, Inc.
9.88%, 08/15/2019 — 144A ^	1,100	1,100
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019 ^	1,000	1,366
Selkirk Cogen Funding Corp. — Series A
8.98%, 06/26/2012	1,188	1,207
Stone Street Trust
5.90%, 12/15/2015 — 144A	2,450	2,328
TNK-BP Finance SA
7.50%, 03/13/2013 — 144A	1,345	1,421
Unison Ground Lease Funding LLC
6.39%, 04/15/2020 — 144A	2,615	2,822
WCP Wireless Site Funding LLC
6.83%, 11/15/2015 — 144A	2,570	2,674
WMG Acquisition Corp.
9.50%, 06/15/2016 — 144A	1,285	1,362
Diversified Telecommunication Services — 1.4%
EH Holding Corp.
6.50%, 06/15/2019 — 144A	400	409
7.63%, 06/15/2021 — 144A ^	130	135
Sprint Capital Corp.
8.38%, 03/15/2012 ^	1,300	1,312
West Corp.
7.88%, 01/15/2019	320	325
Windstream Corp.
8.63%, 08/01/2016	1,219	1,262
Electric Utilities — 0.9%
Intergen NV
9.00%, 06/30/2017 — 144A	2,075	2,145
Electrical Equipment — 1.0%
Polypore International, Inc.
7.50%, 11/15/2017	2,560	2,611
Electronic Equipment & Instruments — 0.9%
Anixter, Inc.
5.95%, 03/01/2015	2,300	2,283
Energy Equipment & Services — 1.0%
Enterprise Products Operating LLC — Series A
8.38%, 08/01/2066 *	1,150	1,190
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 30	Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
Energy Equipment & Services (continued)
Weatherford International, Ltd.
9.63%, 03/01/2019 ^	$945	$1,233
Food & Staples Retailing — 1.7%
Ingles Markets, Inc.
8.88%, 05/15/2017	2,140	2,295
Stater Bros Holdings, Inc.
7.38%, 11/15/2018 ^	65	69
SUPERVALU, Inc.
7.50%, 11/15/2014 ^	1,900	1,929
Food Products — 1.6%
Arcor SAIC
7.25%, 11/09/2017 — 144A ^	1,285	1,346
C&S Group Enterprises LLC
8.38%, 05/01/2017 — 144A ^	1,279	1,324
Michael Foods, Inc.
9.75%, 07/15/2018 ^	1,200	1,251
Health Care Providers & Services — 0.8%
Community Health Systems, Inc.
8.88%, 07/15/2015 ^	1,900	1,945
Hotels, Restaurants & Leisure — 1.5%
Firekeepers Development Authority
13.88%, 05/01/2015 — 144A	500	570
GWR Operating Partnership LLP
10.88%, 04/01/2017	1,500	1,598
MGM Resorts International
6.75%, 09/01/2012 ^	1,600	1,588
Station Casinos, Inc.
6.88%, 03/01/2016 Ә Џ ‡	700	♦
Household Durables — 0.7%
Lennar Corp.
12.25%, 06/01/2017	550	648
Sealy Mattress Co.
8.25%, 06/15/2014 ^	1,125	1,122
Independent Power Producers & Energy Traders — 0.8%
NRG Energy, Inc.
7.63%, 05/15/2019 — 144A	640	640
7.88%, 05/15/2021 — 144A	1,280	1,293
Insurance — 3.7%
American Financial Group, Inc.
9.88%, 06/15/2019	1,100	1,304
Chubb Corp.
6.38%, 03/29/2067 *	2,300	2,312
Fidelity National Financial, Inc.
6.60%, 05/15/2017 ^	2,580	2,815
Hanover Insurance Group, Inc.
6.38%, 06/15/2021 ^	1,515	1,606
Oil Insurance, Ltd.
3.35%, 10/13/2011 — 144A * Ž	1,245	1,176
IT Services — 0.8%
Cardtronics, Inc.
8.25%, 09/01/2018 ^	1,890	1,999
Machinery — 0.7%
American Railcar Industries, Inc.
7.50%, 03/01/2014	1,855	1,864
Media — 0.4%
Lions Gate Entertainment, Inc.
10.25%, 11/01/2016 — 144A	1,010	1,018
Metals & Mining — 1.0%
Anglo American Capital PLC
9.38%, 04/08/2019 — 144A ^	890	1,153
FMG Resources Property, Ltd.
7.00%, 11/01/2015 — 144A	160	160
Thompson Creek Metals Co., Inc.
7.38%, 06/01/2018 — 144A	1,465	1,220
Multi-Utilities — 0.8%
Black Hills Corp.
5.88%, 07/15/2020	1,200	1,347
9.00%, 05/15/2014	690	792
Oil, Gas & Consumable Fuels — 3.8%
Berry Petroleum Co.
10.25%, 06/01/2014	1,575	1,783
Connacher Oil and Gas, Ltd.
8.50%, 08/01/2019 — 144A	1,350	986
Energy Transfer Equity, LP
7.50%, 10/15/2020 ^	320	346
Lukoil International Finance BV
6.38%, 11/05/2014 — 144A	1,280	1,362
Petrohawk Energy Corp.
7.25%, 08/15/2018	1,050	1,202
Petroleum Co., of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 — 144A	876	1,019
Petroleum Development Corp.
12.00%, 02/15/2018	1,000	1,085
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 — 144A ^	1,545	1,828
Paper & Forest Products — 1.4%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 — 144A Ώ	3,240	2,171
Exopack Holding Corp.
10.00%, 06/01/2018 — 144A	1,280	1,254
Real Estate Investment Trusts — 2.0%
Entertainment Properties Trust
7.75%, 07/15/2020	2,335	2,452
Kilroy Realty, LP
6.63%, 06/01/2020	2,440	2,606
Semiconductors & Semiconductor Equipment — 0.2%
Sensata Technologies BV
6.50%, 05/15/2019 — 144A ^	575	575
Software — 0.2%
First Data Corp.
7.38%, 06/15/2019 — 144A	630	624
Specialty Retail — 1.0%
Michaels Stores, Inc.
11.38%, 11/01/2016 ^	1,200	1,251
Sally Holdings LLC
9.25%, 11/15/2014 ^	1,250	1,283
Tobacco — 0.8%
Lorillard Tobacco Co.
8.13%, 06/23/2019 ^	1,635	1,970
Transportation Infrastructure — 0.8%
Martin Midstream Partners LP
8.88%, 04/01/2018	1,900	1,971
Wireless Telecommunication Services — 3.8%
Crown Castle Towers LLC
4.88%, 08/15/2020 — 144A	2,350	2,402
6.11%, 01/15/2020 — 144A	2,300	2,541
Nextel Communications, Inc. — Series D
7.38%, 08/01/2015 ^	2,200	2,101
SBA Tower Trust
5.10%, 04/15/2017 — 144A	2,365	2,577

Total Corporate Debt Securities (cost $146,669)		151,004

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 31	Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
CONVERTIBLE BOND — 0.4%
Automobiles — 0.4%
Ford Motor Co.
4.25%, 11/15/2016	$730	$1,086
Total Convertible Bond (cost $730)

		Value
	Shares	(000’s)
CONVERTIBLE PREFERRED STOCK — 0.7%
Diversified Financial Services — 0.7%
Vale Capital II, 6.75%	22,000	1,681
Total Convertible Preferred Stock (cost $1,657)

PREFERRED STOCKS — 1.7%
Commercial Banks — 0.4%
BB&T Capital Trust VI, 9.60% ^	34,000	886
Consumer Finance — 0.6%
Ally Financial, Inc., 8.50% *	75,200	1,459
Diversified Telecommunication Services — 0.7%
Centaur Funding Corp., 9.08% — 144A	1,661	1,843

Total Preferred Stocks (cost $4,883)		4,188

COMMON STOCK — 1.1%
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc. ^	75,000	2,774
Total Common Stock (cost $2,349)

		Value
	Shares	(000’s)
WARRANT — 0.5%
Commercial Banks — 0.5%
Wells Fargo & Co. ‡
Expiration: 10/28/2018
Exercise Price: $34.01	148,210	$1,281
Total Warrant (cost $1,141)

SECURITIES LENDING COLLATERAL — 13.7%
State Street Navigator Securities Lending
Trust — Prime Portfolio, 0.23% ▲	34,430,358	34,430
Total Securities Lending Collateral (cost $34,430)

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT — 1.8%
State Street Bank & Trust Co.
0.03% ▲, dated 10/31/2011, to be repurchased at $4,503 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $4,596.	$4,503	4,503
Total Repurchase Agreement (cost $4,503)

Total Investment Securities (cost $275,392) П		282,255
Other Assets and Liabilities — Net		(30,438)

Net Assets		$251,817

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

§	Illiquid. This security had a value of $1,587, or 0.63%, of the fund’s net assets.

Ž	The security has a perpetual maturity. The date shown is the next call date.

^	All or a portion of this security is on loan. The value of all securities on loan is $33,731.

Џ	In default.

Ә	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of less than $1, or less than 0.01% of the fund’s net assets.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

♦	Amount rounds to less than 1.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $275,392. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $11,775 and $4,912, respectively. Net unrealized appreciation for tax purposes is $6,863.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated to $97,166, or 38.59%, of the fund’s net assets.

IO	Interest Only

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
CURRENCY ABBREVIATIONS:

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

MXN	Mexican Peso

PHP	Philippines Peso
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 32	Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
VALUATION SUMMARY (all amounts in thousands): Э

			Level 3 —
	Level 1 —	Level 2 — Other	Significant
	Quoted	Significant	Unobservable	Value
Investment Securities	Prices	Observable Inputs	Inputs	at 10/31/2011
Asset-Backed Securities	$—	$9,520	$—	$9,520
Common Stock	2,774	—	—	2,774
Convertible Bond	—	1,086	—	1,086
Convertible Preferred Stock	1,681	—	—	1,681
Corporate Debt Securities	—	151,004	♦	151,004
Foreign Government Obligations	—	10,914	—	10,914
Mortgage-Backed Securities	—	22,308	—	22,308
Municipal Government Obligations	—	3,653	—	3,653
Preferred Corporate Debt Securities	—	14,206	—	14,206
Preferred Stocks	4,188	—	—	4,188
Repurchase Agreement	—	4,503	—	4,503
Securities Lending Collateral	34,430	—	—	34,430
U.S. Government Agency Obligation	—	1,127	—	1,127
U.S. Government Obligations	—	19,580	—	19,580
Warrant	1,281	—	—	1,281
Total	$44,354	$237,901	$ ♦	$282,255
Level 3 Rollforward — Investment Securities

Net Change
in Unrealized
						Net Change in				Appreciation/
	Beginning			Accrued		Unrealized				(Depreciation)
	Balance			Discounts/	Total Realized	Appreciation	Transfers into	Transfers out of	Ending Balance	on Investments
Securities	at 10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	/(Depreciation) ƒ	Level 3	Level 3	at 10/31/2011	Held at 10/31/2011 ƒ
Corporate Debt Securities	$—	$—	$—	$—	$—	$—	$ ♦	$—	$ ♦	$ (♦	)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 10/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.

♦	Amount rounds to less than 1.
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 33	Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
PREFERRED CORPORATE DEBT SECURITIES — 2.5%
Diversified Financial Services — 1.4%
Bank of America Corp.- Series K
8.00%, 01/30/2018 * ž ^	$9,605	$8,936
JPMorgan Chase & Co.- Series 1
7.90%, 04/30/2018 * ž ^	2,250	2,423
Insurance — 1.1%
Lincoln National Corp.
7.00%, 05/17/2066 * ^	8,825	8,296

Total Preferred Corporate Debt Securities (cost $17,725)		19,655

CORPORATE DEBT SECURITIES — 86.8%
Aerospace & Defense — 1.4%
BE Aerospace, Inc.
8.50%, 07/01/2018	2,600	2,840
Bombardier, Inc.
7.50%, 03/15/2018 — 144A ^	450	491
7.75%, 03/15/2020 — 144A ^	1,300	1,430
Hexcel Corp.
6.75%, 02/01/2015 ^	776	788
Spirit Aerosystems, Inc.
6.75%, 12/15/2020	920	959
7.50%, 10/01/2017	2,795	3,004
Triumph Group, Inc.
8.63%, 07/15/2018 ^	1,500	1,650
Airlines — 0.2%
U.S. Airways Pass-Through Trust — Series 2010-1, Class A
6.25%, 04/22/2023 ^	1,935	1,742
Auto Components — 0.2%
Lear Corp.
7.88%, 03/15/2018	1,180	1,271
8.13%, 03/15/2020	440	482
Automobiles — 1.2%
Chrysler Group LLC
8.00%, 06/15/2019 — 144A ^	3,210	2,953
8.25%, 06/15/2021 — 144A ^	2,900	2,654
General Motors Corp. (Escrow Shares)
7.20%, 01/15/2049 Ə ‡	2,825	♦
Jaguar Land Rover PLC
7.75%, 05/15/2018 — 144A ^	650	644
8.13%, 05/15/2021 — 144A	3,160	3,112
Beverages — 1.6%
Constellation Brands, Inc.
7.25%, 09/01/2016 — 05/15/2017	6,250	6,843
Cott Beverages, Inc.
8.13%, 09/01/2018	745	795
8.38%, 11/15/2017	4,370	4,698
Building Products — 2.5%
Dynacast International LLC
9.25%, 07/15/2019 — 144A	4,200	3,864
Euramax International, Inc.
9.50%, 04/01/2016 — 144A	3,085	2,622
Masco Corp.
7.75%, 08/01/2029 ^	3,245	3,129
Ply Gem Industries, Inc.
8.25%, 02/15/2018 ^	10,647	10,035
Chemicals — 1.6%
Huntsman International LLC
5.50%, 06/30/2016 ^	1,575	1,559
8.63%, 03/15/2020 — 03/15/2021 ^	5,240	5,367
Nova Chemicals Corp.
3.54%, 11/15/2013 * ^	1,150	1,136
8.38%, 11/01/2016	3,725	4,102
Commercial Banks — 1.4%
CIT Group, Inc.
7.00%, 05/01/2015 — 05/01/2017	1	1
7.00%, 05/04/2015 — 05/02/2017 — 144A	8,200	8,181
7.00%, 05/02/2016 — 144A ^	2,843	2,836
Commercial Services & Supplies — 3.0%
AE Escrow Corp.
9.75%, 03/15/2020 — 144A	3,505	3,645
Ceridian Corp.
11.25%, 11/15/2015 ^	2,930	2,491
12.25%, 11/15/2015 Ώ	4,321	3,673
EnergySolutions, Inc.
10.75%, 08/15/2018	3,140	3,171
International Lease Finance Corp.
8.25%, 12/15/2020 ^	1,925	1,992
8.63%, 09/15/2015	5,625	5,907
Koppers, Inc.
7.88%, 12/01/2019	2,495	2,632
Computers & Peripherals — 1.2%
Seagate HDD Cayman
6.88%, 05/01/2020	4,265	4,180
7.75%, 12/15/2018 — 144A ^	4,650	4,859
Construction Materials — 0.5%
Vulcan Materials Co.
7.00%, 06/15/2018	3,925	3,905
Consumer Finance — 2.5%
Ally Financial, Inc.
6.75%, 12/01/2014 ^	3,740	3,777
8.00%, 03/15/2020 ^	4,350	4,481
Springleaf Finance Corp.
6.90%, 12/15/2017	15,050	11,476
Containers & Packaging — 1.4%
Cascades, Inc.
7.75%, 12/15/2017	2,305	2,259
7.88%, 01/15/2020	750	731
Graphic Packaging International, Inc.
7.88%, 10/01/2018	2,400	2,568
9.50%, 06/15/2017	1,300	1,420
Packaging Dynamics Corp.
8.75%, 02/01/2016 — 144A	3,420	3,471
Sealed Air Corp.
8.13%, 09/15/2019 — 144A ^	550	597
Diversified Consumer Services — 1.2%
Ford Holdings LLC
9.30%, 03/01/2030	5,225	6,896
Service Corp., International
6.75%, 04/01/2015 — 04/01/2016	1,540	1,641
7.00%, 06/15/2017	1,065	1,145
Diversified Financial Services — 4.7%
Ford Motor Credit Co., LLC
3.88%, 01/15/2015	5,500	5,504
5.00%, 05/15/2018 ^	1,950	1,982
5.88%, 08/02/2021 ^	1,225	1,305
7.00%, 04/15/2015	4,000	4,360
Marina District Finance Co., Inc.
9.50%, 10/15/2015	3,900	3,861
9.88%, 08/15/2018 ^	2,890	2,854
Nuveen Investments, Inc.
10.50%, 11/15/2015 ^	4,873	4,873
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 — 144A ^	300	303
7.13%, 04/15/2019 — 144A	1,800	1,836
8.25%, 02/15/2021 — 144A	1,320	1,211
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 34	Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
Diversified Financial Services (continued)
Reynolds Group Issuer, Inc. (continued)
9.00%, 04/15/2019 — 144A ^	$5,175	$4,994
WMG Acquisition Corp.
11.50%, 10/01/2018 — 144A	3,120	3,112
Diversified Telecommunication Services — 6.1%
Cincinnati Bell, Inc.
8.38%, 10/15/2020 ^	3,980	4,060
8.75%, 03/15/2018 ^	1,000	960
EH Holding Corp.
6.50%, 06/15/2019 — 144A ^	1,835	1,876
7.63%, 06/15/2021 — 144A	400	414
Frontier Communications Corp.
7.88%, 04/15/2015 ^	1,200	1,271
8.25%, 04/15/2017 ^	1,600	1,708
9.00%, 08/15/2031	7,535	7,384
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 — 144A	2,300	2,312
7.50%, 04/01/2021 — 144A	1,500	1,508
8.50%, 11/01/2019	1,550	1,624
Intelsat Luxembourg SA
11.50%, 02/04/2017 — 144A Ώ	3,500	3,500
Level 3 Communications, Inc.
11.88%, 02/01/2019	1,250	1,359
Level 3 Financing, Inc.
8.13%, 07/01/2019 — 144A	5,050	5,000
PAETEC Holding Corp.
8.88%, 06/30/2017	2,000	2,160
Sprint Capital Corp.
8.75%, 03/15/2032	4,625	3,839
Windstream Corp.
7.50%, 04/01/2023	8,200	8,323
Electric Utilities — 4.8%
AES Red Oak LLC — Series B
9.20%, 11/30/2029	4,865	4,938
Dynegy Holdings LLC
7.50%, 06/01/2015	4,800	3,324
7.75%, 06/01/2019	8,915	5,795
Elwood Energy LLC
8.16%, 07/05/2026	5,876	5,524
Homer City Funding LLC
8.14%, 10/01/2019	3,074	2,613
8.73%, 10/01/2026	7,450	6,258
Intergen NV
9.00%, 06/30/2017 — 144A	7,025	7,261
LSP Energy, LP
7.16%, 01/15/2014	1,666	1,083
8.16%, 07/15/2025	750	542
Food & Staples Retailing — 1.7%
Rite Aid Corp.
7.50%, 03/01/2017 ^	2,000	1,990
9.38%, 12/15/2015	1,100	1,034
9.75%, 06/12/2016	1,700	1,862
10.38%, 07/15/2016 ^	2,625	2,828
SUPERVALU, Inc.
7.50%, 11/15/2014 ^	1,600	1,624
8.00%, 05/01/2016 ^	3,805	3,995
Food Products — 1.7%
Del Monte Foods Co.
7.63%, 02/15/2019 — 144A ^	2,500	2,375
Dole Food Co., Inc.
8.00%, 10/01/2016 — 144A	3,370	3,555
Harmony Foods Corp.
10.00%, 05/01/2016 — 144A	638	641
Pilgrim’s Pride Corp.
7.88%, 12/15/2018 — 144A	1,400	1,162
Simmons Foods, Inc.
10.50%, 11/01/2017 — 144A	5,700	5,330
Health Care Equipment & Supplies — 0.5%
Kinetic Concepts, Inc.
10.50%, 11/01/2018 — 144A	3,645	3,686
Health Care Providers & Services — 3.8%
Community Health Systems, Inc.
8.88%, 07/15/2015 ^	6,750	6,910
GCB U.S. Oncology, Inc. (Escrow Shares)
08/15/2017	4,970	37
HCA, Inc.
6.38%, 01/15/2015 ^	4,000	4,110
6.50%, 02/15/2020 ^	1,300	1,362
7.50%, 02/15/2022 ^	6,600	6,732
Healthsouth Corp.
7.25%, 10/01/2018 ^	1,165	1,165
7.75%, 09/15/2022 ^	5,100	5,100
LifePoint Hospitals, Inc.
6.63%, 10/01/2020 ^	3,765	3,925
Hotels, Restaurants & Leisure — 7.1%
Ameristar Casinos, Inc.
7.50%, 04/15/2021 — 144A ^	4,275	4,382
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/2018 ^	6,075	4,579
11.25%, 06/01/2017	2,560	2,739
12.75%, 04/15/2018	7,300	6,425
Firekeepers Development Authority
13.88%, 05/01/2015 — 144A	2,165	2,468
GWR Operating Partnership LLP
10.88%, 04/01/2017	5,465	5,820
Mashantucket Western Pequot Tribe
8.50%, 11/15/2015 — 144A Џ ‡	6,600	347
MGM Resorts International
7.50%, 06/01/2016 ^	2,625	2,494
10.00%, 11/01/2016 ^	3,775	3,888
10.38%, 05/15/2014	500	558
11.38%, 03/01/2018 ^	4,300	4,676
Royal Caribbean Cruises, Ltd.
7.00%, 06/15/2013 ^	100	105
7.25%, 06/15/2016 ^	1,300	1,378
Seneca Gaming Corp.
8.25%, 12/01/2018 — 144A	2,000	1,990
Sheraton Holding Corp.
7.38%, 11/15/2015 ^	1,400	1,544
Starwood Hotels & Resorts Worldwide, Inc.
7.15%, 12/01/2019 ^	2,500	2,825
WMG Acquisition Corp.
9.50%, 06/15/2016	5,640	5,978
Wynn Las Vegas LLC
7.75%, 08/15/2020	3,072	3,379
Household Durables — 4.2%
Beazer Homes USA, Inc.
9.13%, 06/15/2018	2,640	1,888
12.00%, 10/15/2017 ^	5,725	6,133
Jarden Corp.
7.50%, 05/01/2017 — 01/15/2020	5,100	5,457
K. Hovnanian Enterprises, Inc.
8.63%, 01/15/2017	2,725	1,117
10.63%, 10/15/2016 ^	3,000	2,573
KB Home
9.10%, 09/15/2017 ^	8,050	7,365
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 35	Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
Household Durables (continued)
Meritage Homes Corp.
6.25%, 03/15/2015	$1,180	$1,133
7.15%, 04/15/2020 ^	4,025	3,713
Standard Pacific Corp.
8.38%, 05/15/2018 — 01/15/2021	3,400	3,131
Independent Power Producers & Energy Traders — 2.6%
Calpine Corp.
7.25%, 10/15/2017 — 144A ^	2,000	2,080
7.50%, 02/15/2021 — 144A	1,725	1,811
7.88%, 07/31/2020 — 01/15/2023 — 144A ^	3,775	4,044
Edison Mission Energy
7.20%, 05/15/2019	3,650	2,427
NRG Energy, Inc.
7.63%, 01/15/2018 — 05/15/2019 — 144A	5,700	5,746
7.88%, 05/15/2021 — 144A	2,250	2,273
8.25%, 09/01/2020 ^	1,900	1,967
Insurance — 0.8%
Genworth Financial, Inc.
6.15%, 11/15/2066 *	2,000	1,130
Liberty Mutual Group, Inc.
10.75%, 06/15/2058 — 144A *	4,400	5,346
IT Services — 1.3%
SunGard Data Systems, Inc.
7.38%, 11/15/2018 ^	4,425	4,525
7.63%, 11/15/2020 ^	4,375	4,484
Unisys Corp.
12.50%, 01/15/2016	1,106	1,186
Leisure Equipment & Products — 0.1%
Icon Health & Fitness
11.88%, 10/15/2016 — 144A	600	504
Machinery — 0.6%
Case New Holland, Inc.
7.88%, 12/01/2017	950	1,071
Navistar International Corp.
8.25%, 11/01/2021 ^	3,610	3,926
Media — 4.7%
CCO Holdings LLC
6.50%, 04/30/2021 ^	2,500	2,500
7.00%, 01/15/2019 ^	3,775	3,917
7.25%, 10/30/2017 ^	1,750	1,829
7.88%, 04/30/2018 ^	450	479
Cequel Communications Holdings I LLC and Cequel Capital Corp.
8.63%, 11/15/2017 — 144A	2,650	2,769
Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/2017 ^	475	513
Clear Channel Worldwide Holdings, Inc. — Series B
9.25%, 12/15/2017	5,075	5,506
CSC Holdings LLC
6.75%, 11/15/2021 — 144A	1,700	1,700
DISH DBS Corp.
7.13%, 02/01/2016 ^	1,000	1,063
7.75%, 05/31/2015 ^	7,430	7,986
7.88%, 09/01/2019 ^	1,700	1,866
Univision Communications, Inc.
7.88%, 11/01/2020 — 144A	3,675	3,712
8.50%, 05/15/2021 — 144A	3,310	2,979
Metals & Mining — 1.0%
FMG Resources August 2006 Pty, Ltd.
8.25%, 11/01/2019 — 144A	2,050	2,071
Thompson Creek Metals Co., Inc.
7.38%, 06/01/2018 — 144A	585	487
U.S. Steel Corp.
6.65%, 06/01/2037	4,125	3,093
7.00%, 02/01/2018 ^	2,535	2,402
Multiline Retail — 1.7%
Bon-Ton Department Stores, Inc.
10.25%, 03/15/2014 ^	6,775	6,013
JC Penney Corp., Inc.
7.13%, 11/15/2023	3,375	3,375
7.40%, 04/01/2037 ^	3,750	3,497
Multi-Utilities — 0.5%
Puget Energy, Inc.
6.00%, 09/01/2021	3,450	3,566
Oil, Gas & Consumable Fuels — 8.3%
Arch Coal, Inc.
7.00%, 06/15/2019 — 144A	670	693
7.25%, 06/15/2021 — 144A ^	1,115	1,148
8.75%, 08/01/2016	1,400	1,530
Chesapeake Energy Corp.
6.63%, 08/15/2020 ^	2,550	2,764
7.63%, 07/15/2013	100	107
9.50%, 02/15/2015	2,400	2,748
Chesapeake Oilfield Operating LLC
6.63%, 11/15/2019 — 144A	1,135	1,166
Connacher Oil and Gas, Ltd.
8.50%, 08/01/2019 — 144A ^	4,000	2,920
Consol Energy, Inc.
6.38%, 03/01/2021 — 144A	540	537
8.00%, 04/01/2017	750	821
8.25%, 04/01/2020	2,000	2,190
Continental Resources, Inc.
7.13%, 04/01/2021	1,600	1,728
8.25%, 10/01/2019	1,840	2,033
El Paso Corp.
7.25%, 06/01/2018	5,475	6,132
Energy Transfer Equity, LP
7.50%, 10/15/2020	6,000	6,480
GMX Resources, Inc.
11.38%, 02/15/2019 — 144A	2,450	1,764
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	3,560	3,640
Linn Energy LLC
6.50%, 05/15/2019 — 144A ^	1,500	1,508
7.75%, 02/01/2021	2,740	2,925
8.63%, 04/15/2020	2,340	2,580
Newfield Exploration Co.
6.63%, 04/15/2016 ^	2,110	2,171
6.88%, 02/01/2020 ^	1,175	1,260
7.13%, 05/15/2018 ^	295	314
Pioneer Natural Resources Co.
6.65%, 03/15/2017 ^	5,400	5,865
Plains Exploration & Production Co.
7.00%, 03/15/2017 ^	1,960	2,034
Stallion Oilfield Holdings, Ltd.
10.50%, 02/15/2015 ^	6,603	7,066
Paper & Forest Products — 0.8%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 — 144A Ώ	1,040	697
Smurfit Kappa Funding PLC
7.75%, 04/01/2015	1,000	1,000
Westvaco Corp.
8.20%, 01/15/2030	3,800	4,189
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 36	Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
Pharmaceuticals — 1.0%
Mylan, Inc.
7.63%, 07/15/2017 — 144A	$1,000	$1,105
7.88%, 07/15/2020 — 144A	1,475	1,652
Valeant Pharmaceuticals International, Inc.
6.75%, 10/01/2017 — 08/15/2021 — 144A	2,200	2,144
6.88%, 12/01/2018 — 144A	1,800	1,793
7.00%, 10/01/2020 — 144A	900	891
Real Estate Investment Trusts — 1.7%
Host Hotels & Resorts, LP
5.88%, 06/15/2019 — 144A	4,900	4,961
9.00%, 05/15/2017 ^	450	503
Host Hotels & Resorts, LP — Series Q
6.75%, 06/01/2016 ^	1,150	1,190
Weyerhaeuser Co.
7.38%, 03/15/2032	6,500	6,495
Road & Rail — 0.7%
Avis Budget Car Rental LLC
8.25%, 01/15/2019	1,035	1,032
Hertz Corp.
6.75%, 04/15/2019 ^	2,000	2,040
7.50%, 10/15/2018	2,500	2,607
Semiconductors & Semiconductor Equipment — 1.4%
Freescale Semiconductor, Inc.
9.25%, 04/15/2018 — 144A	3,000	3,248
NXP BV
9.75%, 08/01/2018 — 144A	6,425	7,067
Sensata Technologies BV
6.50%, 05/15/2019 — 144A	850	850
Software — 1.1%
First Data Corp.
12.63%, 01/15/2021 — 144A ^	9,051	8,553
Specialty Retail — 0.8%
Academy, Ltd.
9.25%, 08/01/2019 — 144A ^	1,040	1,045
Brookstone Co., Inc.
13.00%, 10/15/2014 — 144A	935	650
Claire’s Stores, Inc.
8.88%, 03/15/2019 ^	4,390	3,534
9.63%, 06/01/2015 Ώ	853	682
Textiles, Apparel & Luxury Goods — 1.1%
Jones Group, Inc.
6.13%, 11/15/2034	6,720	4,637
Levi Strauss & Co.
8.88%, 04/01/2016 ^	2,700	2,828
PVH Corp.
7.38%, 05/15/2020	1,000	1,085
Wireless Telecommunication Services — 2.1%
Cricket Communications, Inc.
7.75%, 05/15/2016 ^	2,190	2,272
7.75%, 10/15/2020 — 144A	3,700	3,126
Nextel Communications, Inc. — Series D
7.38%, 08/01/2015	1,645	1,571
Sprint Nextel Corp.
8.38%, 08/15/2017 ^	7,170	6,596
9.25%, 04/15/2022	2,750	2,771

Total Corporate Debt Securities (cost $681,006)		675,225

PREFERRED STOCKS — 1.4%
Consumer Finance — 0.9%
Ally Financial, Inc., 7.00% — 144A	3,053	$2,277
Ally Financial, Inc., 8.50% *	246,000	4,772
Diversified Financial Services — 0.5%
GMAC Capital Trust I, 8.13% *	199,000	4,171

Total Preferred Stocks (cost $11,967)		11,220

COMMON STOCKS — 0.6%
Automobiles — 0.0% ∞
General Motors Co. ‡	11,558	299
Commercial Banks — 0.4%
CIT Group, Inc. ‡ ^	68,248	2,378
IT Services — 0.2%
Unisys Corp. ‡ ^	61,972	1,611

Total Common Stocks (cost $3,482)		4,288

WARRANTS — 0.0% ∞
Automobiles — 0.0% ∞
General Motors Co. ‡
Expiration: 07/10/2016
Exercise Price: $10.00	203	4
General Motors Co. ‡
Expiration: 07/10/2019
Exercise Price: $18.33	203	2

Total Warrants (cost $♦)		6

SECURITIES LENDING COLLATERAL — 20.1%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	156,717,241	156,717
Total Securities Lending Collateral (cost $156,717)

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT — 9.1%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $70,695 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, with a value of $72,113.	$70,695	70,695
Total Repurchase Agreement (cost $70,695)

Total Investment Securities (cost $941,592) П		937,806
Other Assets and Liabilities — Net		(160,044)

Net Assets		$777,762

The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 37	Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

Ž	The security has a perpetual maturity. The date shown is the next call date.

^	All or a portion of this security is on loan. The value of all securities on loan is $153,365.

Ә	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of less than $1, or less than 0.01%, of the fund’s net assets.

♦	Amount rounds to less than 1.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

Џ	In default.

∞	Percentage rounds to less than 0.1%.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $941,649. Aggregate gross unrealized appreciation/(depreciation for all securities in which there is an excess of value over tax cost were $25,532 and $29,375, respectively. Net unrealized depreciation for tax purposes is $3,843.
DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated to $185,939, or 23.91%, of the fund’s net assets.
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$4,288	$—	$—	$4,288
Corporate Debt Securities	—	675,225	♦	675,225
Preferred Corporate Debt Securities	—	19,655	—	19,655
Preferred Stocks	11,220	—	—	11,220
Repurchase Agreement	—	70,695	—	70,695
Securities Lending Collateral	156,717	—	—	156,717
Warrants	6	—	—	6
Total	$172,231	$765,575	$ ♦	$937,806
Level 3 Rollforward — Investment Securities

Net Change in Unrealized
					Accrued		Net Change in Unrealized				Appreciation/ (Depreciation) on
	Beginning Balance				Discounts/	Total Realized	Appreciation	Transfers	Transfers	Ending Balance at	Investments Held
Securities	at 10/31/2010	Purchases		Sales	(Premiums)	Gain/(Loss)	/(Depreciation) ƒ	into Level 3	out of Level 3	10/31/2011	at 10/31/2011 ƒ
Corporate Debt Securities	$—	$	♦	$—	$—	$—	$—	$—	$—	$ ♦	$—

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/Depreciation) on Investments Held at 10/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.

♦	Amount rounds to less than 1.
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 38	Annual Report 2011

Transamerica AEGON Money Market
(formerly, Transamerica Money Market)
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
COMMERCIAL PAPER — 49.1%
Capital Markets — 4.8%
State Street Corp.
0.37%, 11/16/2011	$5,000	$4,999
0.50%, 12/12/2011	5,000	4,999
Commercial Banks — 30.0%
Bank of Nova Scotia
0.53%, 11/22/2011	6,700	6,699
Barclays U.S. Funding Corp.
0.12%, 11/01/2011	9,000	9,000
Commonwealth Bank of Australia
0.54%, 12/06/2011 — 144A	5,000	4,999
0.62%, 01/20/2012 — 144A	2,000	1,999
Credit Suisse
0.47%, 11/16/2011	5,000	5,000
Deutsche Bank Financial LLC
0.16%, 11/01/2011	4,500	4,500
0.63%, 11/18/2011	4,800	4,799
Lloyds TSB Bank PLC
0.33%, 11/07/2011	2,700	2,700
National Australia Funding Delaware, Inc.
0.26%, 11/01/2011 — 144A	3,000	3,000
0.62%, 01/09/2012 — 144A	4,100	4,098
Skandinaviska Enskilda Banken AB
0.45%, 11/02/2011 — 144A	8,000	8,000
Svenska Handelsbanken, Inc.
0.37%, 01/18/2012 — 144A	4,600	4,596
Swedbank AB
0.60%, 12/15/2011	3,300	3,299
Consumer Finance — 4.5%
Toyota Motor Credit Corp.
0.36%, 01/04/2012	2,500	2,499
0.52%, 12/13/2011	2,000	1,999
0.71%, 01/19/2012	5,000	4,997
Diversified Financial Services — 8.4%
Nordea North America, Inc.
0.46%, 12/09/2011	2,400	2,399
0.59%, 11/29/2011	4,000	3,999
0.64%, 01/06/2012	3,000	2,998
Rabobank USA Financial Corp.
0.35%, 01/11/2012	2,800	2,798
0.64%, 12/19/2011	5,400	5,398
Metals & Mining — 1.4%
BHP Billiton Finance USA, Ltd.
0.32%, 01/09/2012 — 144A	3,000	2,999

Total Commercial Paper (cost $102,773)		102,773

ASSET-BACKED COMMERCIAL PAPER — 29.9%
Diversified Financial Services — 29.9%
Alpine Securitization Corp.
0.36%, 11/10/2011 — 144A	6,000	6,000
0.37%, 11/14/2011 — 144A	3,000	3,000
CAFCO LLC
0.26%, 11/02/2011 — 11/23/2011 — 144A	10,000	10,000
Cancara Asset Securitisation LLC
0.53%, 11/17/2011 — 144A	9,200	9,198
Jupiter Securitization Co. LLC
0.27%, 11/09/2011 — 144A	4,000	4,000
Mont Blanc Capital Corp.
0.49%, 11/21/2011 — 144A	1,748	1,748
Sheffield Receivables Corp.
0.47%, 11/22/2011 — 144A	4,500	4,499
Solitaire Funding LLC
0.68%, 01/03/2012 — 144A	5,000	4,997
Straight-A Funding LLC
0.30%, 12/05/2011 — 12/23/2011 — 144A	10,110	10,108
0.31%, 11/08/2011 — 144A	5,800	5,800
Victory Receivables Corp.
0.73%, 01/06/2012 — 144A	3,000	2,998

Total Asset-Backed Commercial Paper (cost $62,348)		62,348

CERTIFICATES OF DEPOSIT — 7.9%
Commercial Banks — 7.9%
Bank of Nova Scotia
0.28%, 12/30/2011	3,000	3,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.38%, 02/01/2012	4,000	4,000
Svenska Handelsbanken AB
0.31%, 12/01/2011	2,000	2,000
Toronto-Dominion Bank
0.23%, 12/28/2011	7,500	7,500

Total Certificates of Deposit (cost $16,500)		16,500

CORPORATE DEBT SECURITIES — 4.9%
Diversified Financial Services — 4.9%
Bear Stearns Cos., LLC
5.35%, 02/01/2012	5,600	5,669
General Electric Capital Corp.
5.88%, 02/15/2012	4,000	4,062
JPMorgan Chase & Co.
4.50%, 01/15/2012	500	504

Total Corporate Debt Securities (cost $10,235)		10,235

REPURCHASE AGREEMENTS — 8.3%
Goldman Sachs
0.11% ▲, dated 10/31/2011, to be repurchased at $17,100 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 4.00% — 5.45%, due 09/01/2015 — 01/01/2041, with a total value of $17,442.	17,100	17,100
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $180 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 05/25/2041, with a value of $189.	180	180

Total Repurchase Agreements (cost $17,280)		17,280

Total Investment Securities (cost $209,136) П		209,136
Other Assets and Liabilities — Net		(296)

Net Assets		$208,840

The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 39	Annual Report 2011

Transamerica AEGON Money Market
(formerly, Transamerica Money Market)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $209,136.
DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated to $92,039, or 44.07%, of the fund’s net assets.
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Asset-Backed Commercial Paper	$—	$62,348	$—	$62,348
Certificates of Deposit	—	16,500	—	16,500
Commercial Paper	—	102,773	—	102,773
Corporate Debt Securities	—	10,235	—	10,235
Repurchase Agreements	—	17,280	—	17,280
Total	$—	$209,136	$—	$209,136

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 40	Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Fannie Mae
5.00%, 06/25/2034	$840	$840
Freddie Mac
2.52%, 08/01/2037 *	917	968

Total U.S. Government Agency Obligations (cost $1,763)		1,808

MORTGAGE-BACKED SECURITIES — 23.5%
American General Mortgage Loan Trust
Series 2009-1, Class A5
5.75%, 09/25/2048 — 144A *	13,311	13,429
Series 2009-1, Class A6
5.75%, 09/25/2048 — 144A *	20,611	20,804
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 — 144A	22,047	23,515
Series 2007-1A, Class B
5.54%, 04/15/2037 — 144A	4,750	5,108
Series 2007-1A, Class C
5.62%, 04/15/2037 — 144A	14,550	15,427
Series 2007-1A, Class D
5.96%, 04/15/2037 — 144A	8,545	9,119
Banc of America Funding Corp.
Series 2010-R4, Class 1A1
5.50%, 07/26/2036 — 144A	7,089	7,256
Series 2010-R6, Class 4A1
2.80%, 07/26/2035 — 144A *	5,480	5,329
Series 2011-R1, Class A1
4.00%, 08/26/2036 — 144A *	2,971	2,952
BCAP LLC Trust
Series 2006-RR1, Class PD
5.00%, 11/25/2036	8,540	8,763
Series 2009-RR3, Class 1A2
6.00%, 11/26/2036 — 144A *	2,356	2,420
Series 2009-RR3, Class 2A1
5.41%, 05/26/2037 — 144A *	6,455	6,407
Series 2009-RR6, Class 2A1
5.20%, 08/26/2035 — 144A *	9,622	8,748
Series 2009-RR10, Class 2A1
2.81%, 08/26/2035 — 144A *	3,856	3,693
Series 2009-RR13, Class 2A3
5.53%, 02/26/2036 — 144A *	5,614	5,726
Series 2009-RR13, Class 3A3
5.59%, 05/26/2036 — 144A *	14,369	14,718
Series 2009-RR13, Class 7A1
5.25%, 10/26/2036 — 144A *	830	824
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 — 144A *	7,767	7,796
Series 2009-RR13, Class 14A1
5.25%, 03/26/2037 — 144A *	3,010	2,994
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 — 144A *	15,037	15,431
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 — 144A *	8,926	9,228
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 — 144A *	12,072	12,289
Series 2010-RR6, Class 15A5
5.50%, 12/26/2036 — 144A *	5,434	5,517
Series 2010-RR6, Class 16A5
5.50%, 04/26/2036 — 144A *	3,231	3,332
Series 2010-RR6, Class 20A1
4.50%, 11/26/2035 — 144A *	3,266	3,220
Series 2011-RR1, Class 5A1
3.00%, 09/28/2036 — 144A *	6,911	6,855
Bear Stearns Commercial Mortgage Securities
Series 2007-PW17, Class AAB
5.70%, 06/11/2050	9,340	9,993
Capmark Military Housing Trust
Series 2008-AMCW, Class A2
5.91%, 03/10/2015 — 144A	4,900	5,397
Citigroup Mortgage Loan Trust, Inc.
Series 2010-8, Class 5A6
4.00%, 11/25/2036 — 144A	23,197	23,791
Series 2010-8, Class 6A6
4.50%, 12/25/2036 — 144A	13,037	13,527
Series 2010-8, Class 6A62
3.50%, 12/25/2036 — 144A	10,754	10,945
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-35, Class 1A3
5.00%, 02/25/2018	10,180	10,334
Credit Suisse Mortgage Capital Certificates
Series 2007-C1, Class AAB
5.34%, 02/15/2040	13,849	14,445
Series 2007-C4, Class AAB
5.80%, 09/15/2039 *	11,850	12,793
Series 2009-12R, Class 36A1
5.30%, 06/27/2036 — 144A *	7,877	7,860
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 — 144A	5,379	5,495
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 — 144A	19,308	19,292
Series 2010-1R, Class 40A1
5.00%, 04/27/2036 — 144A	3,316	3,376
Series 2010-12R, Class 10A1
4.50%, 11/26/2036 — 144A *	7,668	7,735
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 — 144A *	11,175	11,048
Series 2010-15R, Class 4A1
3.50%, 04/26/2035 — 144A *	15,843	15,584
Series 2010-15R, Class 6A1
3.50%, 10/26/2046 — 144A *	9,296	9,323
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 — 144A *	11,793	11,584
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 — 144A	13,215	13,403
GMAC Mortgage Corp., Loan Trust
Series 2010-1, Class A
4.25%, 07/25/2040 — 144A	450	449
GS Mortgage Securities Corp. II
Series 2007-EOP, Class B
1.84%, 03/06/2020 — 144A *	10,600	10,118
Series 2007-EOP, Class E
2.67%, 03/06/2020 — 144A *	20,000	19,144
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.02%, 12/26/2037 — 144A *	4,593	4,612
Series 2009-R2, Class 3A
5.50%, 01/26/2047 — 144A *	3,148	3,106
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 41	Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
MORTGAGE-BACKED SECURITIES (continued)
Jefferies & Co., Inc. (continued)
Series 2009-R7, Class 1A1
5.23%, 02/26/2036 — 144A *	$2,171	$2,091
Series 2009-R7, Class 4A1
2.74%, 09/26/2034 — 144A *	3,289	3,048
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 — 144A	2,037	2,024
Series 2009-R7, Class 11A1
2.62%, 03/26/2037 — 144A *	4,099	3,882
Series 2009-R7, Class 12A1
5.17%, 08/26/2036 — 144A *	2,392	2,359
Series 2009-R9, Class 1A1
2.57%, 08/26/2046 — 144A *	11,286	11,031
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 — 144A	10,920	11,173
Series 2010-R3, Class 1A1
2.84%, 03/21/2036 — 144A *	8,613	8,537
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 — 144A	8,931	8,968
Series 2010-R8, Class 2A1
5.00%, 10/26/2036 — 144A	5,904	6,091
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB19, Class ASB
5.72%, 02/12/2049 *	7,815	8,303
Series 2007-LD11, Class ASB
5.82%, 06/15/2049 *	17,839	18,973
JPMorgan Re-REMIC
Series 2009-5, Class 6A1
5.85%, 04/26/2037 — 144A *	878	869
Series 2009-7, Class 8A1
5.48%, 01/27/2047 — 144A *	4,047	4,058
Series 2009-11, Class 1A1
5.50%, 02/26/2037 — 144A *	8,860	8,486
Series 2010-4, Class 7A1
4.28%, 08/26/2035 — 144A *	12,648	12,417
Series 2010-5, Class 2A2
4.50%, 07/26/2035 — 144A *	12,282	12,532
LB-UBS Commercial Mortgage Trust
Series 2004-C8, Class B
4.91%, 12/15/2039 *	12,585	12,406
LSTAR Commercial Mortgage Trust
Series 2011-1, Class A
3.91%, 06/25/2043 — 144A	13,007	13,121
Mortgage Equity Conversion Asset Trust
Series 2010-1A, Class A
4.00%, 07/25/2060 — 144A	14,985	14,983
RBSSP Resecuritization Trust
Series 2009-1, Class 10A1
6.50%, 07/26/2037 — 144A	12,020	12,508
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	1,855	1,859
Wells Fargo Mortgage Loan Trust
Series 2010-RR1, Class 2A1
0.34%, 08/27/2047 — 144A *	595	589
Series 2010-RR2, Class 1A1
5.12%, 09/27/2035 — 144A *	9,636	9,511
Series 2010-RR4, Class 1A1
5.31%, 12/27/2046 — 144A *	10,148	10,259

Total Mortgage-Backed Securities (cost $662,494)		664,332

ASSET-BACKED SECURITIES — 9.2%
AH Mortgage Advance Trust
Series SART-1, Class A2
3.37%, 05/10/2043 — 144A	28,890	28,774
Series SART-2, Class A1
3.27%, 09/15/2043 — 144A	20,000	19,995
America West Airlines Pass-Through Trust
Series 1999-1, Class 991G
7.93%, 01/02/2019	3,603	3,513
Series 2000-1, Class G
8.06%, 07/02/2020	12,568	12,568
Continental Airlines Pass-Through Trust
Series 1997-1, Class A
7.46%, 04/01/2015 ^	18,637	18,450
Delta Air Lines, Inc., Pass-Through Trust
Series 2010-1, Class 1A
6.20%, 07/02/2018 ^	13,371	14,039
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2
5.26%, 04/25/2037 — 144A	28,145	28,321
DT Auto Owner Trust
Series 2009-1, Class C
10.75%, 10/15/2015 — 144A	4,888	5,098
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 — 144A	25,395	28,252
Newmont Gold Co., Pass-Through Trust
Series 1994, Class A2
9.25%, 07/05/2012	1,853	1,907
Northwest Airlines Pass-Through Trust
Series 2002-1, Class G1
1.05%, 05/20/2014 * ^	906	843
Sierra Receivables Funding Co. LLC
Series 2007-1A, Class A2
0.39%, 03/20/2019 — 144A *	2,702	2,584
Series 2011-2A, Class A
3.26%, 05/20/2028 — 144A	9,827	9,817
TAL Advantage LLC
Series 2011-1A, Class A
4.60%, 01/20/2026 — 144A	19,360	19,343
Tax Liens Securitization Trust
Series 2010-1A, Class 2A2
2.00%, 04/15/2018 — 144A	12,628	12,607
Trafigura Securitisation Finance PLC
Series 2007-1, Class A
0.49%, 12/15/2012 * Ә	22,800	22,344
Series 2007-1, Class B
1.59%, 12/15/2012 *	3,900	3,789
UAL Pass-Through Trust
Series 2009-1
10.40%, 11/01/2016 ^	25,319	27,978

Total Asset-Backed Securities (cost $259,384)		260,222

MUNICIPAL GOVERNMENT OBLIGATIONS — 1.2%
Rhode Island Economic Development Corp.
6.00%, 11/01/2015 §	16,950	17,408
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 42	Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
State of California
5.25%, 04/01/2014	$14,630	$15,876

Total Municipal Government Obligations (cost $32,159)		33,284

CORPORATE DEBT SECURITIES — 62.5%
Airlines — 0.5%
Southwest Airlines Co.
10.50%, 12/15/2011 — 144A	12,730	12,856
Automobiles — 0.5%
Daimler Finance North America LLC
1.88%, 09/15/2014 — 144A	14,800	14,652
Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015 ^	BRL21,570	13,255
Capital Markets — 2.4%
Goldman Sachs Group, Inc.
5.15%, 01/15/2014 ^	10,000	10,382
Macquarie Group, Ltd.
7.30%, 08/01/2014 — 144A	25,590	27,543
Morgan Stanley
0.88%, 10/15/2015 * ^	19,060	16,744
4.00%, 07/24/2015 ^	14,850	14,409
Chemicals — 1.0%
Dow Chemical Co.
6.85%, 08/15/2013	5,400	5,872
Methanex Corp.
8.75%, 08/15/2012	20,716	21,389
Commercial Banks — 8.0%
Banco Santander Chile
2.88%, 11/13/2012 — 144A	26,595	26,624
Bank of Scotland PLC
5.00%, 11/21/2011 — 144A	930	932
BBVA US Senior SAU
3.25%, 05/16/2014 ^	24,738	24,110
CIT Group, Inc.
5.25%, 04/01/2014 — 144A ^	13,500	13,433
First Tennessee Bank NA
4.63%, 05/15/2013	27,555	27,815
ICICI Bank, Ltd.
6.63%, 10/03/2012 — 144A	24,850	25,579
M&I Marshall & Ilsley Bank
5.25%, 09/04/2012 ^	6,860	7,107
Regions Financial Corp.
0.53%, 06/26/2012 * ^	7,750	7,617
4.88%, 04/26/2013 ^	6,456	6,295
7.75%, 11/10/2014 ^	13,000	13,423
Royal Bank of Scotland PLC
2.72%, 08/23/2013 *	26,415	26,054
3.25%, 01/11/2014 ^	5,000	4,967
Wachovia Corp.
0.77%, 10/28/2015 *	22,400	20,444
Webster Bank NA
5.88%, 01/15/2013	7,338	7,483
Zions Bancorporation
7.75%, 09/23/2014 ^	12,900	13,725
Commercial Services & Supplies — 0.5%
Exelis, Inc.
4.25%, 10/01/2016 — 144A	15,000	15,026
Computers & Peripherals — 1.1%
Hewlett-Packard Co.
2.35%, 03/15/2015 ^	14,635	14,916
Computers & Peripherals (continued)
Seagate Technology International
10.00%, 05/01/2014 — 144A ^	13,289	15,116
Construction Materials — 0.7%
CRH America, Inc.
5.30%, 10/15/2013	4,600	4,803
Lafarge North America, Inc.
6.88%, 07/15/2013	4,500	4,551
Lafarge SA
6.20%, 07/09/2015 — 144A	10,000	10,143
Vulcan Materials Co.
6.30%, 06/15/2013	2	2
Consumer Finance — 1.0%
Block Financial LLC
7.88%, 01/15/2013 ^	26,495	27,478
Containers & Packaging — 1.0%
Rexam PLC
6.75%, 06/01/2013 — 144A	26,424	28,166
Diversified Financial Services — 13.5%
Bank of America Corp.
4.75%, 08/15/2013 ^	4,400	4,411
Citigroup, Inc.
5.63%, 08/27/2012 ^	20,589	20,993
6.00%, 12/13/2013 ^	6,000	6,351
FIA Card Services NA
7.13%, 11/15/2012	22,691	23,191
FMR LLC
4.75%, 03/01/2013 — 144A	17,560	18,156
FUEL Trust
4.21%, 04/15/2016 — 144A	19,700	19,777
Glencore Funding LLC
6.00%, 04/15/2014 — 144A	27,055	27,400
GTP Towers Issuer LLC
4.44%, 02/15/2015 — 144A	20,810	22,019
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 — 144A	26,575	27,474
International Lease Finance Corp.
6.50%, 09/01/2014 — 144A	28,320	29,169
Invesco, Ltd.
5.38%, 02/27/2013	13,285	13,944
Irish Life & Permanent PLC
3.60%, 01/14/2013 — 144A	17,085	14,891
JPMorgan Chase & Co.
5.75%, 01/02/2013 ^	12,000	12,622
Marina District Finance Co., Inc.
9.50%, 10/15/2015 ^	13,930	13,791
Power Receivable Finance LLC
6.29%, 01/01/2012 — 144A	222	222
QHP Royalty Sub LLC
10.25%, 03/15/2015 — 144A	7,118	7,232
Selkirk Cogen Funding Corp. — Series A
8.98%, 06/26/2012	14,719	14,961
The notes to the financail statements are an integral part of this report.

Transamerica Funds	Page 43	Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Diversified Financial Services (continued)
Stone Street Trust
5.90%, 12/15/2015 — 144A	$27,415	$26,052
TNK-BP Finance SA
7.50%, 03/13/2013 — 144A ^	25,795	27,244
WCP Wireless Site Funding LLC
4.14%, 11/15/2015 — 144A	28,187	29,401
WEA Finance LLC
5.75%, 09/02/2015 — 144A	13,000	14,020
7.50%, 06/02/2014 — 144A ^	6,722	7,512
Wilmington Trust Corp.
4.88%, 04/15/2013 ^	4,050	4,142
Diversified Telecommunication Services — 2.9%
Qwest Communications International, Inc.
8.00%, 10/01/2015 ^	24,950	26,946
Telecom Italia Capital SA
6.18%, 06/18/2014 ^	26,189	26,603
Telefonica Emisiones SAU
0.76%, 02/04/2013 * ^	24,565	23,674
2.58%, 04/26/2013 ^	5,000	4,937
Food & Staples Retailing — 0.5%
SUPERVALU, Inc.
7.50%, 11/15/2014 ^	14,730	14,951
Gas Utilities — 0.2%
EQT Corp.
5.15%, 11/15/2012	6,460	6,659
Hotels, Restaurants & Leisure — 0.4%
Marriott International, Inc. — Series J
5.63%, 02/15/2013 ^	10,725	11,123
Industrial Conglomerates — 0.9%
Hutchison Whampoa International 03/13, Ltd.
6.50%, 02/13/2013 — 144A	22,810	24,049
Insurance — 2.1%
21st Century Insurance Group
5.90%, 12/15/2013	1,110	1,151
Fidelity National Financial, Inc.
5.25%, 03/15/2013 ^	13,289	13,842
Liberty Mutual Group, Inc.
5.75%, 03/15/2014 — 144A	19,200	19,961
Reinsurance Group of America, Inc.
6.75%, 12/15/2011	15,490	15,581
SAFECO Corp.
7.25%, 09/01/2012	8,192	8,535
Machinery — 0.5%
Case New Holland, Inc.
7.75%, 09/01/2013	13,195	14,053
Metals & Mining — 1.6%
Anglo American Capital PLC
9.38%, 04/08/2014 — 144A	16,156	18,794
ArcelorMittal
5.38%, 06/01/2013 ^	24,010	25,028
5.38%, 06/01/2013 — 144A	2,068	2,156
Multi-Utilities — 0.9%
Black Hills Corp.
6.50%, 05/15/2013	9,290	9,880
9.00%, 05/15/2014	12,521	14,368
Oil, Gas & Consumable Fuels — 5.5%
Empresa Nacional del Petroleo
6.75%, 11/15/2012 — 144A	12,938	13,596
Energy Transfer Partners, LP
6.00%, 07/01/2013	21,736	23,126
KazMunayGas National Co.
8.38%, 07/02/2013 — 144A^	13,000	13,845
Lukoil International Finance BV
6.38%, 11/05/2014 — 144A	26,270	27,946
Nustar Logistics, LP
6.05%, 03/15/2013 ^	2,787	2,940
6.88%, 07/15/2012	9,785	10,068
Petrohawk Energy Corp.
10.50%, 08/01/2014 ^	22,700	25,452
Ras Laffan Liquefied Natural Gas Co., Ltd. III
4.50%, 09/30/2012 — 144A	11,000	11,220
5.83%, 09/30/2016 — 144A	10,605	11,427
Tengizchevroil Finance Co., SARL
6.12%, 11/15/2014 — 144A	13,690	14,169
Paper & Forest Products — 0.3%
Celulosa Arauco y Constitucion SA
5.13%, 07/09/2013 ^	9,400	9,786
Real Estate Investment Trusts — 8.3%
Dexus Property Group
7.13%, 10/15/2014 — 144A	25,325	28,066
Digital Realty Trust, LP
4.50%, 07/15/2015 ^	14,200	14,412
Duke Realty, LP
6.25%, 05/15/2013	1	1
ERP Operating, LP
5.20%, 04/01/2013 ^	11,080	11,574
HCP, Inc.
5.65%, 12/15/2013	26,605	28,117
Healthcare Realty Trust, Inc.
5.13%, 04/01/2014	13,456	13,904
Hospitality Properties Trust
7.88%, 08/15/2014 ^	10,000	10,964
Kilroy Realty, LP
5.00%, 11/03/2015 ^	14,130	14,563
Liberty Property, LP
6.38%, 08/15/2012	13,270	13,679
National Retail Properties, Inc.
6.15%, 12/15/2015	14,850	16,032
6.25%, 06/15/2014	9,958	10,671
PPF Funding, Inc.
5.35%, 04/15/2012 — 144A	24,310	24,426
Senior Housing Properties Trust
4.30%, 01/15/2016	14,850	14,731
Shurgard Storage Centers LLC
5.88%, 03/15/2013	2,910	3,049
UDR, Inc.
5.13%, 01/15/2014	4,900	5,162
5.50%, 04/01/2014	5,500	5,855
United Dominion Realty Trust
5.00%, 01/15/2012	8,847	8,895
6.05%, 06/01/2013	6,080	6,406
Westfield Capital Corp., Ltd.
5.13%, 11/15/2014 — 144A	5,170	5,530
Real Estate Management & Development — 2.7%
Brookfield Asset Management, Inc.
7.13%, 06/15/2012 ^	25,089	25,893
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 44	Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal
	(000’s)	Value (000’s)

Real Estate Management & Development (continued)
Post Apartment Homes, LP
5.45%, 06/01/2012	$9,399	$9,534
6.30%, 06/01/2013	17,965	18,840
Retail Property Trust
7.18%, 09/01/2013 — 144A	16,445	17,587
World Financial Properties Tower D Finance Corp.
6.95%, 09/01/2013 — 144A	3,258	3,384
Semiconductors & Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc.
3.45%, 06/14/2013	9,665	9,955
Tobacco — 0.3%
Lorillard Tobacco Co.
3.50%, 08/04/2016 ^	7,380	7,409
Trading Companies & Distributors — 0.9%
Noble Group, Ltd.
8.50%, 05/30/2013 — 144A	24,175	25,867
Wireless Telecommunication Services — 3.4%
Crown Castle Towers LLC
3.21%, 08/15/2015 — 144A^	12,000	12,131
4.52%, 01/15/2015 — 144A	15,870	16,577
Nextel Communications, Inc. — Series D
7.38%, 08/01/2015 ^	10,000	9,550
Nextel Communications, Inc. — Series E
6.88%, 10/31/2013 ^	16,990	16,777
Richland Towers Funding LLC / Management Funding / RTM Boston / Seattle Funding
4.61%, 03/15/2016 — 144A	12,294	12,766
SBA Tower Trust
4.25%, 04/15/2015 — 144A	25,325	26,715

Total Corporate Debt Securities (cost $1,753,066)		1,762,774

LOAN ASSIGNMENTS — 0.8%
Diversified Consumer Services — 0.4%
Visant Holding Corp., Tranche B
5.25%, 12/22/2016 §	13,917	13,152
Food Products — 0.4%
Michael Foods, Inc.
4.25%, 02/23/2018 * §	10,820	10,712

Total Loan Assignments (cost $24,295)		23,864

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL — 5.0%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	140,723,443	$140,723
Total Securities Lending Collateral (cost $140,723)

	Principal
	(000’s)	Value (000’s)

REPURCHASE AGREEMENT — 2.3%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $64,718 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 05/25/2041, with a value of $66,013.	$64,718	64,718
Total Repurchase Agreement (cost $64,718)

Total Investment Securities (cost $2,938,602) П		2,951,725
Other Assets and Liabilities — Net		(130,636)

Net Assets		$2,821,089

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 45	Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

^	All or a portion of this security is on loan. The value of all securities on loan is $133,764.
§	Illiquid. These securities aggregated to $41,272, or 1.46%, of the fund’s net assets.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of $22,344, or 0.79%, of the fund’s net assets.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $2,938,681. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $34,553 and $21,509, respectively. Net unrealized appreciation for tax purposes is $13,044.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated to $1,512,106, or 53.63%, of the fund’s net assets.

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
CURRENCY ABBREVIATION:

BRL	Brazilian Real
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Asset-Backed Securities	$—	$260,222	$—	$260,222
Corporate Debt Securities	—	1,762,774	—	1,762,774
Loan Assignments	—	23,864	—	23,864
Mortgage-Backed Securities	—	664,332	—	664,332
Municipal Government Obligations	—	33,284	—	33,284
Repurchase Agreement	—	64,718	—	64,718
Securities Lending Collateral	140,723	—	—	140,723
U.S. Government Agency Obligations	—	1,808	—	1,808
Total	$140,723	$2,811,002	$—	$2,951,725

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 46	Annual Report 2011

Transamerica Logan Circle Emerging Markets Debt
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal		Value
	(000’s)		(000’s)

FOREIGN GOVERNMENT OBLIGATIONS — 54.2%
Argentina — 3.5%
Argentine Republic Government International Bond
7.82%, 12/31/2033	EUR	1,297	$1,077
Republic of Argentina
1.33%, 12/31/2038		$2,500	931
7.00%, 10/03/2015		1,655	1,468
Brazil — 2.0%
Brazilian Government International Bond
4.88%, 01/22/2021		800	884
Republic of Brazil
10.25%, 01/10/2028	BRL	1,650	1,069
Cayman Islands — 1.0%
Government of the Cayman Islands
5.95%, 11/24/2019 — 144A		$1,000	1,045
Chile — 2.7%
Chile Government International Bond
3.25%, 09/14/2021		950	938
Republic of Chile
5.50%, 08/05/2020	CLP	856,000	1,837
Colombia — 4.5%
Colombia Government International Bond
4.38%, 07/12/2021		$2,000	2,090
Republic of Colombia
12.00%, 10/22/2015	COP	3,500,000	2,377
Croatia — 1.2%
Croatia Government International Bond
6.38%, 03/24/2021 — 144A		$1,250	1,222
Hungary — 1.1%
Hungary Government Bond
5.50%, 02/12/2014	HUF	260,000	1,141
Indonesia — 4.2%
Indonesia Government International Bond
4.88%, 05/05/2021 — 144A		$1,550	1,662
Indonesia Treasury Bond
8.38%, 09/15/2026	IDR	19,628,000	2,550
Lithuania — 0.8%
Republic of Lithuania
6.13%, 03/09/2021 — 144A		$800	824
Mexico — 4.9%
Mexican Bonos
6.50%, 06/10/2021	MXN	12,100	928
7.25%, 12/15/2016		11,000	905
United Mexican States
6.05%, 01/11/2040		$1,900	2,228
8.00%, 06/11/2020	MXN	11,000	935
Peru — 1.0%
Republic of Peru
8.20%, 08/12/2026	PEN	2,250	1,000
Philippines — 1.4%
Republic of The Philippines
4.95%, 01/15/2021	PHP	62,000	1,400
Poland — 3.0%
Poland Government Bond
5.25%, 10/25/2020	PLN	1,500	458
Poland Government International Bond
5.00%, 03/23/2022		$800	790
5.13%, 04/21/2021		1,640	1,673
Russian Federation — 4.3%
Russian Federation
7.50%, 03/31/2030		$1,044	$1,237
Russian Foreign Bond — Eurobond
5.00%, 04/29/2020 — 144A		2,000	2,080
7.50%, 03/31/2030 — 144A		835	989
Senegal — 0.8%
Republic of Senegal
8.75%, 05/13/2021 — 144A		750	773
South Africa — 2.1%
Eskom Holdings SOC, Ltd.
5.75%, 01/26/2021 — 144A		1,000	1,055
Republic of South Africa
5.50%, 03/09/2020		1,000	1,113
Supranational — 1.0%
Eastern and Southern African Trade and Development Bank
6.88%, 01/09/2016		1,050	1,005
Turkey — 9.3%
Export Credit Bank of Turkey
5.38%, 11/04/2016 — 144A		1,200	1,200
Turkey Government Bond
10.00%, 06/17/2015	TRY	3,000	1,729
10.09%, 07/17/2013 ▲		2,000	964
Turkey Government International Bond
5.13%, 03/25/2022		$2,415	2,418
6.00%, 01/14/2041		3,000	2,981
Ukraine — 0.7%
Ukraine Government International Bond
6.39%, 06/26/2012 — 144A		750	739
Venezuela — 4.7%
Republic of Venezuela
9.25%, 09/15/2027		2,225	1,608
Venezuela Government International Bond
11.95%, 08/05/2031		4,075	3,229

Total Foreign Government Obligations (cost $54,970)			54,552

CORPORATE DEBT SECURITIES — 46.3%
Barbados — 0.7%
Columbus International, Inc.
11.50%, 11/20/2014 — 144A		680	704
Bermuda — 2.7%
Digicel Group, Ltd.
9.13%, 01/15/2015 — 144A Ώ		1,700	1,713
Qtel International Finance, Ltd.
5.00%, 10/19/2025 — 144A		1,000	1,006
Brazil — 5.9%
Brasil Telecom SA
9.75%, 09/15/2016 — 144A	BRL	3,000	1,712
Centrais Eletricas Brasileiras SA
5.75%, 10/27/2021 — 144A		$815	844
OGX Petroleo e Gas Participacoes SA
8.50%, 06/01/2018 — 144A		2,500	2,474
Telemar Norte Leste SA
5.50%, 10/23/2020 — 144A		1,000	1,008
Canada — 1.6%
Pacific Rubiales Energy Corp.
8.75%, 11/10/2016 — 144A		725	805
PTTEP Canada International Finance, Ltd.
5.69%, 04/05/2021 — 144A		800	818
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 47	Annual Report 2011

Transamerica Logan Circle Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Cayman Islands — 6.9%
Country Garden Holdings Co., Ltd.
11.75%, 09/10/2014 — 144A	$1,000	$970
Fibria Overseas Finance, Ltd.
7.50%, 05/04/2020 — 144A	700	716
IPIC GMTN, Ltd.
5.00%, 11/15/2020 — 144A	500	501
5.50%, 03/01/2022 — 144A	1,255	1,247
6.88%, 11/01/2041 — 144A	1,255	1,248
MIE Holdings Corp.
9.75%, 05/12/2016 — 144A	500	450
Petrobras International Finance Co.
6.75%, 01/27/2041	600	686
Vale Overseas, Ltd.
4.63%, 09/15/2020	500	505
Virgolino de Oliveira Finance, Ltd.
10.50%, 01/28/2018 — 144A	700	679
Chile — 0.2%
Corp. Nacional del Cobre de Chile
3.88%, 11/03/2021 — 144A	200	199
Colombia — 1.0%
BanColombia SA
5.95%, 06/03/2021	1,000	1,020
Finland — 0.6%
Nokia OYJ
6.63%, 05/15/2039	600	572
Indonesia — 0.5%
Berau Capital Resources Pte, Ltd.
12.50%, 07/08/2015 — 144A	500	550
Ireland — 0.8%
Vnesheconombank Via VEB Finance PLC
6.90%, 07/09/2020 — 144A	750	810
Korea, Republic of — 0.6%
Export-Import Bank of Korea
4.38%, 09/15/2021	600	600
Luxembourg — 3.7%
ALROSA Finance SA
7.75%, 11/03/2020 — 144A	1,300	1,347
Gazprom OAO Via Gaz Capital SA
6.51%, 03/07/2022 — 144A	2,300	2,415
Mexico — 2.9%
Petroleos Mexicanos
6.50%, 06/02/2041	1,750	1,877
Sigma Alimentos SA de CV
5.63%, 04/14/2018 — 144A	1,000	1,018
Netherlands — 3.5%
Hyva Global BV
8.63%, 03/24/2016 — 144A	750	675
Metinvest BV
10.25%, 05/20/2015 — 144A	700	707
VimpelCom Holdings BV
7.50%, 03/01/2022 — 144A	2,300	2,156
Singapore — 2.3%
Bakrie Telecom Pte, Ltd.
11.50%, 05/07/2015 — 144A	550	363
Bumi Investment Pte, Ltd.
10.75%, 10/06/2017 — 144A	1,800	1,862
Thailand — 0.9%
Bangkok Bank PCL
4.80%, 10/18/2020 — 144A	900	879
Trinidad and Tobago — 0.6%
Petroleum Co. of Trinidad & Tobago, Ltd.
6.00%, 05/08/2022 — 144A	642	622
United Arab Emirates — 0.5%
DP World, Ltd.
6.85%, 07/02/2037 — 144A	500	476
United Kingdom — 2.9%
Oschadbank Via SSB #1 PLC
8.25%, 03/10/2016	900	779
Vedanta Resources PLC
8.25%, 06/07/2021 — 144A	2,250	2,081
United States — 3.1%
Braskem America Finance Co.
7.13%, 07/22/2041 — 144A	1,000	983
CEDC Finance Corp International, Inc.
9.13%, 12/01/2016 — 144A	500	360
Reliance Holdings USA, Inc.
4.50%, 10/19/2020 — 144A	750	727
Southern Copper Corp.
7.50%, 07/27/2035	900	997
Venezuela — 2.7%
Petroleos de Venezuela SA
5.00%, 10/28/2015	1,500	1,016
8.50%, 11/02/2017 — 144A	2,320	1,682
Virgin Islands, British — 1.7%
Franshion Development, Ltd.
6.75%, 04/15/2021 — 144A	800	706
QGOG Atlantic / Alaskan Rigs, Ltd.
5.25%, 07/30/2018 — 144A	1,000	1,008

Total Corporate Debt Securities (cost $46,785)		46,573

REPURCHASE AGREEMENT — 1.7%
State Street Bank & Trust Co.
0.03% ▲, dated 10/31/2011, to be repurchased at $1,679 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/15/2040, with a value of $1,716.	1,679	1,679
Total Repurchase Agreement (cost $1,679)

Total Investment Securities (cost $103,434)П		102,804
Other Assets and Liabilities — Net		(2,235)

Net Assets		$100,569

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 48	Annual Report 2011

Transamerica Logan Circle Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS:

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Brazilian Real	HUS	760	11/03/2011	$450	$(8)
Brazilian Real	HUS	(760)	11/03/2011	(400)	(42)
Colombian Peso	BRC	3,285,200	11/25/2011	1,720	41
Colombian Peso	JPM	(3,280,899)	11/25/2011	(1,720)	(39)
Euro	BRC	477	11/14/2011	658	1
Euro	MYC	(155)	11/14/2011	(219)	4
Euro	JPM	(450)	11/14/2011	(620)	(2)
Euro	JPM	(1,965)	11/14/2011	(2,678)	(40)
Euro	BOA	155	11/14/2011	216	(1)
Hungarian Forint	BRC	(166,567)	11/14/2011	(754)	(♦ )
Hungarian Forint	JPM	68,554	11/14/2011	320	(10)
Hungarian Forint	JPM	(68,554)	11/14/2011	(318)	7
Malaysian Ringgit	JPM	2,838	11/21/2011	905	19
Mexican Peso	JPM	(13,234)	11/14/2011	(989)	(2)
Polish Zloty	BRC	(8,555)	11/14/2011	(2,734)	49
Polish Zloty	JPM	4,865	11/14/2011	1,535	(8)
Polish Zloty	HUS	5,320	11/14/2011	1,705	(35)
Turkish Lira	BRC	(2,637)	11/14/2011	(1,485)	(1)
Turkish Lira	JPM	2,623	11/14/2011	1,417	61
Turkish Lira	MYC	1,826	12/15/2011	1,025	(3)
Turkish Lira	JPM	(1,155)	12/15/2011	(647)	♦

					$(9)

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)

Foreign Government Obligation	53.1%	$54,552
Oil, Gas & Consumable Fuels	14.7	15,131
Diversified Financial Services	6.1	6,254
Metals & Mining	5.7	5,837
Diversified Telecommunication Services	4.0	4,089
Commercial Banks	4.0	4,088
Wireless Telecommunication Services	3.8	3,869
Real Estate Management & Development	1.6	1,676
Food Products	1.0	1,017
Chemicals	0.9	982
Electric Utilities	0.8	843
Media	0.7	704
Auto Components	0.7	675
Communications Equipment	0.5	572
Transportation Infrastructure	0.5	476
Beverages	0.3	360

Investment Securities, at Value	98.4	101,125
Short-Term Investments	1.6	1,679

Total Investments	100.0%	$102,804

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 10/31/2011.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

П	Aggregate cost for federal income tax purposes is $103,525. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,067 and $1,788, respectively. Net unrealized depreciation for tax purposes is $721.

♦	Amount rounds to less than 1.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 49	Annual Report 2011

Transamerica Logan Circle Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated to $50,110, or 49.83%, of the fund’s net assets.

BOA	Bank of America

BRC	Barclays Bank PLC

GMTN	Global Medium Term Note

HUS	HSBC Bank USA

JPM	JPMorgan Chase Bank

MYC	Morgan Stanley Capital Services

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real

CLP	Chilean Peso

COP	Columbian Peso

EUR	Euro

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

PEN	Peru Nuevo Sol

PHP	Philippines Peso

PLN	Polish Zloty

TRY	Turkish New Lira
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Corporate Debt Securities	$—	$46,573	$—	$46,573
Foreign Government Obligations	—	54,552	—	54,552
Repurchase Agreement	—	1,679	—	1,679
Total	$—	$102,804	$—	$102,804

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011
Forward Foreign Currency Contracts — Appreciation	$—	$182	$—	$182
Forward Foreign Currency Contracts — Depreciation	$—	$(191)	$—	$(191)
Total	$—	$(9)	$—	$(9)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value	Collateral
	of OTC Derivatives	(Received)/Pledged	Net Exposures(1)
Counterparty	(000’s)	(000’s)	(000’s)
BOA	$(1)	—	$(1)
BRC	90	—	90
HUS	(85)	—	(85)
JPM	(14)	—	(14)
MYC	1	—	1

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 50	Annual Report 2011

Transamerica Morgan Stanley Capital Growth
(formerly, Transamerica Focus)
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 96.5%
Air Freight & Logistics — 2.0%
Expeditors International of Washington, Inc.	257,257	$11,731
Beverages — 0.4%
Anheuser-Busch InBev NV ADR ^	41,553	2,305
Capital Markets — 1.5%
Charles Schwab Corp.	550,435	6,759
Goldman Sachs Group, Inc.	14,829	1,625
Chemicals — 3.0%
Monsanto Co.	237,649	17,289
Commercial Services & Supplies — 3.3%
Edenred	671,376	18,938
Communications Equipment — 4.1%
Motorola Solutions, Inc.	500,834	23,494
Computers & Peripherals — 9.3%
Apple, Inc. ‡	132,227	53,523
Distributors — 1.7%
Li & Fung, Ltd.	5,130,000	9,887
Diversified Financial Services — 7.3%
Bank of America Corp.	223,676	1,528
BM&FBovespa SA	1,821,993	10,877
Citigroup, Inc.	56,501	1,785
CME Group, Inc. — Class A	28,658	7,897
Leucadia National Corp. ^	401,541	10,773
MSCI, Inc. — Class A ‡^	278,277	9,292
Electrical Equipment — 0.9%
First Solar, Inc. ‡ ^	104,187	5,185
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	93,059	7,747
Food Products — 3.1%
Mead Johnson Nutrition Co. — Class A	246,643	17,721
Health Care Equipment & Supplies — 3.4%
Intuitive Surgical, Inc. ‡ ^	45,590	19,780
Hotels, Restaurants & Leisure — 4.9%
Las Vegas Sands Corp. ‡	191,500	8,991
Starbucks Corp.	233,885	9,902
Yum! Brands, Inc.	168,801	9,043
Insurance — 0.3%
American International Group, Inc. ‡	63,605	1,570
Internet & Catalog Retail — 11.8%
Amazon.com, Inc. ‡	245,244	52,363
NetFlix, Inc. ‡ ^	68,276	5,604
priceline.com, Inc. ‡	19,738	10,021
Internet Software & Services — 13.2%
Baidu, Inc. ADR ‡	145,514	20,398
eBay, Inc. ‡	399,561	12,718
Google, Inc. — Class A ‡	59,857	35,474
Yandex NV — Class A ‡ ^	280,377	7,716
Life Sciences Tools & Services — 1.4%
Illumina, Inc. ‡ ^	263,524	8,069
Media — 3.0%
McGraw-Hill Cos., Inc.	211,228	8,977
Naspers, Ltd. — Class N	173,499	8,231
Metals & Mining — 1.7%
Molycorp, Inc. ‡^	258,798	9,904
Oil, Gas & Consumable Fuels — 3.4%
Range Resources Corp.	119,459	8,224
Ultra Petroleum Corp. ‡ ^	352,604	11,234
Pharmaceuticals — 3.1%
Allergan, Inc.	111,098	9,346
Valeant Pharmaceuticals International, Inc.	220,100	8,707
Professional Services — 1.4%
SGS SA	4,767	8,177
Real Estate Management & Development — 3.6%
Brookfield Asset Management, Inc. - Class A ^	708,700	20,552
Semiconductors & Semiconductor Equipment — 2.0%
ARM Holdings PLC ADR ^	353,349	9,925
NVIDIA Corp. ‡^	124,511	1,843

Software — 3.7%
Salesforce.com, Inc. ‡^	115,693	15,407
VMware, Inc. — Class A ‡^	61,856	6,046
Trading Companies & Distributors — 1.7%
Fastenal Co. ^	251,043	9,562

Total Common Stocks (cost $531,514)		556,140

SECURITIES LENDING COLLATERAL — 9.4%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	53,899,629	53,900
Total Securities Lending Collateral (cost $53,900)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 15.1%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $86,854 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $88,592.	$86,854	86,854
Total Repurchase Agreement (cost $86,854)

Total Investment Securities (cost $672,268) Π		696,894
Other Assets and Liabilities — Net		(121,005)

Net Assets		$575,889

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 51	Annual Report 2011

Transamerica Morgan Stanley Capital Growth
(formerly, Transamerica Focus)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $52,684.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $672,287. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $36,356 and $11,749, respectively. Net unrealized appreciation for tax purposes is $24,607.
DEFINITION:
ADR       American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$500,847	$55,293	$—	$556,140
Repurchase Agreement	—	86,854	—	86,854
Securities Lending Collateral	53,900	—	—	53,900
Total	$554,747	$142,147	$—	$696,894

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 52	Annual Report 2011

Transamerica Morgan Stanley Growth Opportunities
(formerly, Transamerica Growth Opportunities)
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

PREFERRED STOCK — 0.2%
Software — 0.2%
Workday, Inc. ‡ Ə § Δ	40,043	$531
Total Preferred Stock (cost $531)

COMMON STOCKS — 97.4%
Air Freight & Logistics — 3.5%
CH Robinson Worldwide, Inc.^	67,692	4,700
Expeditors International of Washington, Inc.	162,042	7,389
Capital Markets — 0.7%
Greenhill & Co., Inc. ^	62,183	2,349
Chemicals — 3.0%
Intrepid Potash, Inc. ‡^	180,689	5,029
Rockwood Holdings, Inc. ‡	116,800	5,377
Commercial Services & Supplies — 6.4%
Covanta Holding Corp. ^	264,394	3,876
Edenred	456,122	12,866
Stericycle, Inc. ‡^	66,693	5,574
Communications Equipment — 4.4%
Motorola Solutions, Inc.	328,400	15,405
Construction Materials — 1.1%
Martin Marietta Materials, Inc. ^	51,434	3,712
Diversified Consumer Services — 3.2%
New Oriental Education & Technology Group ADR ‡	142,560	4,225
Weight Watchers International, Inc. ^	92,642	6,913
Diversified Financial Services — 5.7%
IntercontinentalExchange, Inc. ‡	41,999	5,455
Leucadia National Corp. ^	194,799	5,226
MSCI, Inc. — Class A ‡	275,780	9,209
Electric Utilities — 1.4%
Brookfield Infrastructure Partners, LP	201,397	5,053
Electrical Equipment — 0.9%
First Solar, Inc. ‡^	60,926	3,032
Food & Staples Retailing — 1.1%
Sun Art Retail Group, Ltd.‡	3,044,000	3,942
Food Products — 2.7%
Mead Johnson Nutrition Co. — Class A	131,700	9,463
Health Care Equipment & Supplies — 6.8%
Gen-Probe, Inc. ‡	100,235	6,024
IDEXX Laboratories, Inc. ‡^	68,483	4,930
Intuitive Surgical, Inc. ‡	29,325	12,723
Health Care Technology — 0.9%
Athenahealth, Inc. ‡^	57,836	3,060
Hotels, Restaurants & Leisure — 4.0%
Chipotle Mexican Grill, Inc. — Class A ‡ ^	14,218	4,779
Ctrip.com International, Ltd. ADR ‡^	136,152	4,746
Dunkin’ Brands Group, Inc. ‡	149,923	4,364
Internet & Catalog Retail — 1.2%
NetFlix, Inc. ‡^	49,670	4,077
Internet Software & Services — 7.2%
Akamai Technologies, Inc. ‡^	183,060	4,932
Alibaba.com, Ltd.	1,833,000	2,153
LinkedIn Corp. — Class A ‡^	55,300	4,971
Renren, Inc. ADR ‡^	255,776	1,801
Yandex NV — Class A ‡	287,094	7,900
Youku.com, Inc. ADR ‡^	166,805	3,543
IT Services — 1.6%
Gartner, Inc. ‡	147,825	5,694
Life Sciences Tools & Services — 2.8%
Illumina, Inc. ‡^	170,181	5,211
Techne Corp.	68,321	4,700
Machinery — 1.7%
Schindler Holding AG	49,266	5,769
Media — 1.5%
McGraw-Hill Cos., Inc.	123,474	5,248
Metals & Mining — 2.1%
Lynas Corp., Ltd. ‡^	1,336,625	1,654
Molycorp, Inc. ‡^	150,725	5,768
Multiline Retail — 1.6%
Dollar Tree, Inc. ‡	71,443	5,713
Oil, Gas & Consumable Fuels — 3.9%
Range Resources Corp.	118,549	8,161
Ultra Petroleum Corp. ‡^	172,628	5,500
Personal Products — 0.9%
Natura Cosmeticos SA	157,336	3,061
Pharmaceuticals — 2.2%
Ironwood Pharmaceuticals, Inc. — Class A ‡^	184,854	2,514
Valeant Pharmaceuticals International, Inc.	127,292	5,036
Professional Services — 7.3%
IHS, Inc. — Class A ‡	67,282	5,651
Intertek Group PLC	188,241	6,206
Qualicorp SA ‡	602,280	5,508
Verisk Analytics, Inc. — Class A ‡	233,277	8,200
Semiconductors & Semiconductor Equipment — 2.1%
ARM Holdings PLC ADR ^	224,819	6,315
NVIDIA Corp. ‡	79,912	1,183
Software — 10.0%
Citrix Systems, Inc. ‡	45,358	3,303
FactSet Research Systems, Inc. ^	59,041	5,870
Red Hat, Inc. ‡	186,082	9,239
Salesforce.com, Inc. ‡^	60,531	8,061
Solera Holdings, Inc.	156,781	8,565
Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica, Inc. ‡^	87,740	4,956
Trading Companies & Distributors — 2.9%
Fastenal Co. ^	265,940	10,130
Wireless Telecommunication Services — 1.2%
Millicom International Cellular SA	38,697	4,268

Total Common Stocks (cost $347,918)		340,282

SECURITIES LENDING COLLATERAL — 20.9%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	73,152,942	73,153
Total Securities Lending Collateral (cost $73,153)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 2.4%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $8,369 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, with a value of $8,540.	$8,369	8,369
Total Repurchase Agreement (cost $8,369)

Total Investment Securities (cost $429,971) П		422,335
Other Assets and Liabilities — Net		(72,910)

Net Assets		$349,425

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 53	Annual Report 2011

Transamerica Morgan Stanley Growth Opportunities
(formerly, Transamerica Growth Opportunities)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts except share amounts in thousands):

‡	Non-income producing security.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of $531, or 0.15%, of the fund’s net assets.

§	Illiquid. This security had a value of $531, or 0.15%, of the fund’s net assets.

^	All or a portion of this security is on loan. The value of all securities on loan is $71,483.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $429,971. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $33,203 and $40,839 respectively. Net unrealized depreciation for tax purposes is $7,636.

Δ	Restricted security. At 10/31/2011, the fund owned the following security (representing 0.15% of net assets) which were restricted as to public resale:

Description	Date of Acquisition	Shares	Cost	Value	Price

Workday, Inc.	10/12/2011	40,043	$531	$531	$13.26
DEFINITION:
ADR       American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$291,361	$48,921	$—	$340,282
Preferred Stock	—	—	531	531
Repurchase Agreement	—	8,369	—	8,369
Securities Lending Collateral	73,153	—	—	73,153
Total	$364,514	$57,290	$531	$422,335
Level 3 Rollforward—Investment Securities

Net Change in Unrealized
						Net Change in				Appreciation/
	Beginning			Accrued		Unrealized		Transfers	Ending	(Depreciation) on
	Balance at			Discounts	Total Realized	Appreciation/	Transfers	out of	Balance at	Investments Held at
Security	10/31/2010	Purchases	Sales	/(Premiums)	Gain/(Loss)	(Depreciation)	into Level 3	Level 3	10/31/2011	10/31/2011
Preferred Stock	$—	$531	$—	$—	$—	$—	$—	$—	$531	$—

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 54	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS
 At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

U.S. GOVERNMENT OBLIGATIONS — 2.1%
U.S. Treasury Bond
2.13%, 08/15/2021	$230	$229
3.75%, 08/15/2041 g	1,770	1,955
4.38%, 05/15/2040 g	1,020	1,250
4.75%, 02/15/2041 g	720	936
U.S. Treasury Inflation Indexed Bond
2.13%, 02/15/2041	352	465
U.S. Treasury Note
0.63%, 06/30/2012 g	150	151
1.00%, 10/31/2016	2,235	2,233

Total U.S. Government Obligations (cost $6,824)		7,219

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.2%
Fannie Mae
3.92%, 10/09/2019 ▲	435	329
4.00%, 05/01/2026 — 10/01/2041	8,739	9,116
4.50%, 10/01/2040 — 06/01/2041	4,843	5,164
5.00%, 05/01/2018 — 07/01/2035	2,371	2,558
5.50%, 07/01/2019 — 01/01/2039	8,075	8,824
6.00%, 08/01/2036 — 12/01/2037	310	344
6.50%, 07/01/2037 — 10/01/2039	1,760	1,952
Fannie Mae, TBA
3.50%	1,800	1,829
4.50%	10,200	10,787
5.00%	1,400	1,505
5.50%	700	758
6.00%	3,200	3,506
Freddie Mac
3.97%, 01/25/2021 *	420	450
4.00%, 06/01/2026	3,873	4,120
5.00%, 04/01/2018	63	67
5.50%, 09/01/2018 — 11/01/2018	71	76
Freddie Mac, TBA
5.00%	200	214
Ginnie Mae, TBA
4.00%	1,300	1,387
4.50%	2,500	2,717
5.00%	2,700	2,967
5.50%	1,200	1,332
6.00%	1,100	1,229

Total U.S. Government Agency Obligations (cost $60,525)		61,231

FOREIGN GOVERNMENT OBLIGATIONS — 1.6%
Hydro Quebec
8.05%, 07/07/2024	$1,900	2,804
9.40%, 02/01/2021	165	249
Indonesia Government International Bond
4.88%, 05/05/2021	200	215
Poland Government International Bond
5.13%, 04/21/2021	350	356
Republic of Brazil
7.13%, 01/20/2037	100	134
Republic of Poland
6.38%, 07/15/2019	80	90
Republic of South Africa
5.50%, 03/09/2020	300	334
Republic of Turkey
5.63%, 03/30/2021	265	280
7.00%, 03/11/2019	100	116
Russian Federation
7.50%, 03/31/2030 Reg S	501	593
United Mexican States
5.13%, 01/15/2020	260	290

Total Foreign Government Obligations (cost $5,260)		5,461

MORTGAGE-BACKED SECURITIES — 6.6%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 — 144A *	1,060	1,069
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 — 144A	910	970
Series 2007-1A, Class C
5.62%, 04/15/2037 — 144A	1,080	1,144
Banc of America Large Loan, Inc.
Series 2010-UB4, Class A4A
5.01%, 12/20/2041 — 144A *	315	332
BCAP LLC Trust
Series 2009-RR3, Class 2A1
5.41%, 05/26/2037 — 144A *	205	204
Series 2009-RR6, Class 2A1
5.20%, 08/26/2035 — 144A *	407	370
Series 2009-RR10, Class 2A1
2.81%, 08/26/2035 — 144A *	607	582
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 — 144A *	327	328
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 — 144A *	649	666
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 — 144A *	664	687
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 — 144A *	331	337
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class A4
4.83%, 11/15/2037	420	454
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3
5.47%, 09/15/2039	600	635
Series 2006-C5, Class AM
5.34%, 12/15/2039	360	299
Series 2007-C4, Class A3
5.80%, 09/15/2039 *	765	803
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 — 144A	310	316
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 — 144A *	403	398
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 — 144A	478	485
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 — 144A *	705	786
Extended Stay America Trust
Series 2010-ESHA, Class B
4.22%, 11/05/2027 — 144A	450	442
Series 2010-ESHA, Class D
5.50%, 11/05/2027 — 144A	510	502

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 55	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
 At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II
Series 2007-GG10, Class A4
5.79%, 08/10/2045 *	$195	$208
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.02%, 12/26/2037 — 144A *	387	389
Series 2009-R7, Class 1A1
5.23%, 02/26/2036 — 144A *	603	581
Series 2009-R7, Class 4A1
2.74%, 09/26/2034 — 144A *	633	587
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 — 144A	307	305
Series 2009-R7, Class 12A1
5.17%, 08/26/2036 — 144A *	345	340
Series 2009-R9, Class 1A1
2.57%, 08/26/2046 — 144A *	385	376
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 — 144A	607	621
Series 2010-R3, Class 1A1
2.84%, 03/21/2036 — 144A *	414	410
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 — 144A	285	286
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 — 144A	683	709
Series 2004-LN2, Class A2
5.12%, 07/15/2041	300	320
Series 2010-C1, Class B
5.95%, 06/15/2043 — 144A	370	363
JPMorgan Re-REMIC
Series 2009-7, Class 8A1
5.48%, 01/27/2047 — 144A *	342	343
Series 2010-4, Class 7A1
4.28%, 08/26/2035 — 144A *	481	472
LB-UBS Commercial Mortgage Trust
Series 2004-C8, Class C
4.93%, 12/15/2039 *	605	591
Merrill Lynch Mortgage Trust
Series 2004-KEY2, Class A4
4.86%, 08/12/2039 *	225	239
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	720	751
Morgan Stanley Capital I
Series 2007-HQ12, Class A2FL
0.49%, 04/12/2049 *	100	96
Series 2007-HQ12, Class A2FX
5.59%, 04/12/2049 *	190	196
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 — 144A	129	128
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4
5.90%, 02/15/2051 *	230	245
WaMu Mortgage Pass-Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	1,236	1,244
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	529	530
Wells Fargo Mortgage Loan Trust
Series 2010-RR1, Class 2A1
0.34%, 08/27/2047 — 144A *	43	43

Total Mortgage-Backed Securities (cost $21,973)		22,182

ASSET-BACKED SECURITIES — 2.1%
AmeriCredit Automobile Receivables Trust
Series 2011-2, Class C
3.19%, 10/12/2016	430	432
Series 2011-5, Class C
3.44%, 10/08/2017	200	200
Citibank Omni Master Trust
Series 2009-A17, Class A17
4.90%, 11/15/2018 — 144A	600	659
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2
5.26%, 04/25/2037 — 144A	700	704
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 — 144A	880	979
Santander Drive Auto Receivables Trust
Series 2010-B, Class C
3.02%, 10/17/2016 — 144A	755	749
Series 2011-S1A, Class B
1.48%, 07/15/2013 — 144A	666	660
Series 2011-S2A, Class C
2.86%, 06/15/2017 — 144A	475	474
SLM Student Loan Trust
Series 2004-B, Class A2
0.55%, 06/15/2021 *	318	304
Series 2005-B, Class A2
0.53%, 03/15/2023 *	456	440
Series 2008-5, Class A4
2.12%, 07/25/2023 *	300	308
TAL Advantage LLC
Series 2011-1A, Class A
4.60%, 01/20/2026 — 144A	1,059	1,059

Total Asset-Backed Securities (cost $6,911)		6,968

PREFERRED CORPORATE DEBT SECURITIES — 0.1%
Capital Markets — 0.0% ∞
Credit Suisse
5.86%, 05/15/2017 * Ž	176	152
Commercial Banks — 0.1%
ABN Amro North American Holding Preferred
Capital Repackage Trust I
6.52%, 11/08/2012 — 144A * Ž	240	187
Diversified Financial Services — 0.0% ∞
JPMorgan Chase Capital XXV- Series Y
6.80%, 10/01/2037	90	90

Total Preferred Corporate Debt Securities (cost $499)		429

CORPORATE DEBT SECURITIES — 11.2%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015	BRL900	553
Capital Markets — 0.2%
Credit Suisse
5.40%, 01/14/2020	$110	110

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 56	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
 At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Capital Markets (continued)
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	$418	$414
Morgan Stanley
5.50%, 07/28/2021	120	117
Chemicals — 0.2%
CF Industries Holdings, Inc.
7.13%, 05/01/2020	410	477
Lyondell Chemical Co.
11.00%, 05/01/2018	280	312
Commercial Banks — 0.6%
Barclays Bank PLC
5.93%, 09/29/2049 — 144A * Ž	100	81
Capital One Capital VI
8.88%, 05/15/2040	70	72
CIT Group, Inc.
6.63%, 04/01/2018 — 144A	125	131
7.00%, 05/01/2017	205	205
Discover Bank
7.00%, 04/15/2020	420	439
Fifth Third Capital Trust IV
6.50%, 04/15/2037 *	155	152
HSBC Bank Brasil SA — Banco Multiplo
4.00%, 05/11/2016 — 144A	610	598
HSBC Bank PLC
3.10%, 05/24/2016 — 144A	300	303
Construction Materials — 0.0% ∞
Lafarge SA
7.13%, 07/15/2036	75	66
Consumer Finance — 0.4%
Capital One Financial Corp.
3.15%, 07/15/2016	1,050	1,069
4.75%, 07/15/2021	290	304
Containers & Packaging — 0.4%
Rexam PLC
6.75%, 06/01/2013 — 144A	1,121	1,195
Crude Petroleum & Natural Gas — 0.1%
Range Resources Corp.
7.25%, 05/01/2018	300	323
Diversified Financial Services — 2.8%
AngloGold Ashanti Holdings PLC
5.38%, 04/15/2020	145	142
CDP Financial, Inc.
3.00%, 11/25/2014 — 144A	925	963
Citigroup, Inc.
4.50%, 01/14/2022	125	125
4.59%, 12/15/2015	1,520	1,587
5.00%, 09/15/2014	120	122
6.00%, 08/15/2017	45	49
Ford Motor Credit Co., LLC
6.63%, 08/15/2017	200	219
General Electric Capital Corp.
5.50%, 01/08/2020	535	597
Irish Life & Permanent PLC
3.60%, 01/14/2013 — 144A	990	863
JPMorgan Chase & Co.
3.15%, 07/05/2016	89	89
4.63%, 05/10/2021	450	461
JPMorgan Chase Bank NA
6.00%, 10/01/2017	985	1,061
Northern Rock Asset Management PLC
5.63%, 06/22/2017 — 144A	200	211
QHP Royalty Sub LLC
10.25%, 03/15/2015 — 144A	267	271
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 — 144A	700	707
7.88%, 08/15/2019 — 144A	100	105
Swiss Re Capital I LP
6.85%, 05/29/2049 — 144A * ž	240	216
WCP Wireless Site Funding LLC
4.14%, 11/15/2015 — 144A	1,083	1,130
WEA Finance LLC
4.63%, 05/10/2021 — 144A	135	134
Woodside Finance, Ltd.
4.60%, 05/10/2021 — 144A	90	93
Diversified Telecommunication Services — 0.5%
America Movil SAB de CV
2.38%, 09/08/2016	300	300
Level 3 Financing, Inc.
8.13%, 07/01/2019 — 144A	53	52
8.75%, 02/15/2017	410	419
Sprint Capital Corp.
6.88%, 11/15/2028	410	299
Telefonica Emisiones SAU
4.95%, 01/15/2015	350	360
Verizon Communications, Inc.
3.50%, 11/01/2021	170	172
6.40%, 02/15/2038	100	125
Electric Utilities — 0.5%
Alabama Power Co.
3.95%, 06/01/2021	200	214
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	117	125
8.88%, 11/15/2018	25	33
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/2020	500	525
Florida Power & Light Co.
5.95%, 02/01/2038	150	195
Georgia Power Co.
3.00%, 04/15/2016	365	383
Jersey Central Power & Light Co.
7.35%, 02/01/2019	105	133
Energy Equipment & Services — 0.2%
El Paso Pipeline Partners Operating Co., LLC
6.50%, 04/01/2020	255	282
Ensco PLC
4.70%, 03/15/2021	205	216
Enterprise Products Operating LLC
6.13%, 10/15/2039	240	278
Food Products — 0.2%
Kraft Foods, Inc.
5.38%, 02/10/2020	300	346
Sara Lee Corp.
4.10%, 09/15/2020	180	181
Health Care Equipment & Supplies — 0.0% ∞
CareFusion Corp.
6.38%, 08/01/2019	130	153
Health Care Providers & Services — 0.2%
HCA, Inc.
6.50%, 02/15/2020	108	113
7.25%, 09/15/2020	150	161
Tenet Healthcare Corp.
8.88%, 07/01/2019	410	463

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 57	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
 At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Operating Co., Inc.
11.25%, 06/01/2017	$410	$439
International Game Technology
7.50%, 06/15/2019	430	505
MGM Resorts International
10.38%, 05/15/2014	150	167
11.13%, 11/15/2017	400	454
Yum! Brands, Inc.
5.30%, 09/15/2019	77	87
6.25%, 04/15/2016	116	135
Insurance — 0.5%
American International Group, Inc.
5.45%, 05/18/2017	165	164
Fairfax Financial Holdings, Ltd.
5.80%, 05/15/2021 — 144A	265	249
Hartford Financial Services Group, Inc.
6.00%, 01/15/2019	130	135
Lincoln National Corp.
7.00%, 06/15/2040	115	128
MetLife Capital Trust IV
7.88%, 12/15/2037 — 144A	100	106
Prudential Financial, Inc.
4.75%, 09/17/2015	560	599
5.38%, 06/21/2020	210	234
XL Group PLC
6.50%, 12/29/2049 * Ž	170	143
Machinery — 0.0% ∞
Joy Global, Inc.
5.13%, 10/15/2021	75	80
Media — 0.5%
CBS Corp.
4.63%, 05/15/2018	70	73
8.88%, 05/15/2019	220	284
CCH II LLC
13.50%, 11/30/2016	100	115
Clear Channel Worldwide Holdings, Inc. — Series B
9.25%, 12/15/2017	240	260
COX Communications, Inc.
8.38%, 03/01/2039 — 144A	200	280
CSC Holdings LLC
8.50%, 04/15/2014	102	112
DIRECTV Holdings LLC
3.13%, 02/15/2016	220	226
NBCUniversal Media LLC
4.38%, 04/01/2021	50	53
Time Warner Cable, Inc.
5.50%, 09/01/2041	180	194
Time Warner, Inc.
6.10%, 07/15/2040	100	115
Metals & Mining — 0.3%
Barrick Gold Corp.
2.90%, 05/30/2016	830	862
Barrick North America Finance LLC
4.40%, 05/30/2021	5	5
Cliffs Natural Resources, Inc.
4.88%, 04/01/2021	75	75
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016	335	375
7.45%, 07/15/2017	75	87
Multi-Utilities — 0.1%
Dominion Resources, Inc.
1.95%, 08/15/2016	235	235
Oil, Gas & Consumable Fuels — 1.7%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	512	589
6.38%, 09/15/2017	203	239
Chesapeake Energy Corp.
6.63%, 08/15/2020	410	444
Consol Energy, Inc.
8.00%, 04/01/2017	410	449
El Paso Corp.
6.50%, 09/15/2020	145	158
Enterprise Products Operating LLC
5.20%, 09/01/2020	35	39
6.30%, 09/15/2017	175	205
KeySpan Gas East Corp.
5.82%, 04/01/2041 — 144A	160	192
Kinder Morgan Energy Partners, LP
5.95%, 02/15/2018	500	571
6.55%, 09/15/2040	50	57
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	560	574
Marathon Petroleum Corp.
6.50%, 03/01/2041 — 144A	325	378
MEG Energy Corp.
6.50%, 03/15/2021 — 144A	150	156
Nexen, Inc.
7.50%, 07/30/2039	295	357
Petroleum Co., of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 — 144A	420	488
Plains Exploration & Production Co.
10.00%, 03/01/2016	40	44
Range Resources Corp.
5.75%, 06/01/2021	40	43
Western Gas Partners, LP
5.38%, 06/01/2021	315	335
Williams Partners, LP
4.13%, 11/15/2020	420	431
Real Estate Investment Trusts — 0.0% ∞
Ventas Realty, LP
4.75%, 06/01/2021	120	118
Real Estate Management & Development — 0.1%
Realogy Corp.
7.88%, 02/15/2019 — 144A	270	243
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC
5.75%, 05/01/2040	350	415
Software — 0.1%
First Data Corp.
8.25%, 01/15/2021 — 144A	30	29
Oracle Corp.
5.38%, 07/15/2040 — 144A	150	179
Wireless Telecommunication Services — 0.7%
Crown Castle Towers LLC
6.11%, 01/15/2020 — 144A	545	602
MetroPCS Wireless, Inc.
7.88%, 09/01/2018	42	43
SBA Tower Trust
5.10%, 04/15/2017 — 144A	1,465	1,596

Total Corporate Debt Securities (cost $37,059)		37,544

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 58	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

PREFERRED STOCK — 0.0% ∞
Diversified Financial Services — 0.0% ∞
Citigroup Capital XIII, 7.88% *	4,321	$116
Total Preferred Stock (cost $113)

COMMON STOCKS — 59.7%
Aerospace & Defense — 1.4%
Honeywell International, Inc.	29,170	1,529
L-3 Communications Holdings, Inc.	1,665	113
Northrop Grumman Corp.	4,621	267
Raytheon Co.	6,164	272
United Technologies Corp.	33,160	2,585
Airlines — 0.1%
Southwest Airlines Co.	37,731	323
Auto Components — 0.4%
Johnson Controls, Inc.	36,314	1,196
Automobiles — 0.3%
General Motors Co. ‡	39,038	1,009
Beverages — 1.9%
Coca-Cola Co.	48,323	3,301
Constellation Brands, Inc. — Class A ‡	7,394	150
Dr. Pepper Snapple Group, Inc.	12,668	474
PepsiCo, Inc.	36,966	2,327
Biotechnology — 1.2%
Biogen Idec, Inc. ‡	15,815	1,840
Celgene Corp. ‡	30,250	1,961
Dendreon Corp. ‡	11,393	125
Capital Markets — 1.3%
Bank of New York Mellon Corp.	3,726	79
Goldman Sachs Group, Inc.	8,765	960
Invesco, Ltd.	64,147	1,288
Legg Mason, Inc.	2,067	57
Morgan Stanley	38,885	686
State Street Corp.	30,010	1,212
Chemicals — 1.3%
Air Products & Chemicals, Inc.	17,015	1,466
CF Industries Holdings, Inc.	2,653	431
Dow Chemical Co.	4,547	127
E.I. du Pont de Nemours & Co.	47,312	2,273
Georgia Gulf Corp. ‡	12,247	222
Commercial Banks — 1.4%
First Republic Bank ‡	3,240	90
SVB Financial Group ‡	3,873	178
U.S. Bancorp	41,134	1,053
Wells Fargo & Co.	129,020	3,342
Zions Bancorporation	3,061	53
Communications Equipment — 1.3%
Cisco Systems, Inc.	134,532	2,494
Juniper Networks, Inc. ‡	9,251	226
QUALCOMM, Inc.	31,809	1,641
Computers & Peripherals — 3.0%
Apple, Inc. ‡	20,760	8,403
EMC Corp. ‡	36,063	884
Hewlett-Packard Co.	26,799	713
Western Digital Corp. ‡	4,059	108
Construction & Engineering — 0.4%
Fluor Corp.	22,153	1,259
Consumer Finance — 1.0%
American Express Co.	28,284	1,432
Capital One Financial Corp.	41,159	1,879
Containers & Packaging — 0.3%
Ball Corp.	18,230	630
Crown Holdings, Inc. ‡	5,852	198
Sealed Air Corp.	18,436	328
Diversified Financial Services — 1.4%
Bank of America Corp.	252,876	1,727
Citigroup, Inc.	69,252	2,188
CME Group, Inc. — Class A	2,058	567
IntercontinentalExchange, Inc. ‡	972	126
Diversified Telecommunication Services — 1.6%
AT&T, Inc.	95,733	2,806
Frontier Communications Corp.	17,593	110
Verizon Communications, Inc.	63,366	2,343
Electric Utilities — 0.9%
American Electric Power Co., Inc.	19,118	751
Exelon Corp.	11,347	504
Nextera Energy, Inc.	18,962	1,069
Northeast Utilities	21,586	746
PPL Corp.	3,300	97
Electrical Equipment — 0.5%
Emerson Electric Co.	37,065	1,784
Electronic Equipment & Instruments — 0.1%
TE Connectivity, Ltd.	5,815	207
Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	24,373	1,413
Helmerich & Payne, Inc.	7,035	374
Nabors Industries, Ltd. ‡	4,714	86
National Oilwell Varco, Inc.	14,132	1,008
Schlumberger, Ltd.	36,287	2,667
Weatherford International, Ltd. ‡	13,745	213
Food & Staples Retailing — 1.4%
CVS Caremark Corp.	31,294	1,136
Kroger Co.	52,187	1,210
Safeway, Inc.	5,688	110
SUPERVALU, Inc.	3,525	28
Sysco Corp.	23,199	643
Wal-Mart Stores, Inc.	30,450	1,727
Food Products — 1.1%
General Mills, Inc.	14,910	574
JM Smucker Co.	1,534	118
Kellogg Co.	7,460	404
Kraft Foods, Inc. — Class A	69,435	2,444
Tyson Foods, Inc. — Class A	4,973	96
Gas Utilities — 0.2%
AGL Resources, Inc.	12,644	530
Health Care Equipment & Supplies — 1.1%
Becton, Dickinson and Co.	13,788	1,079
Covidien PLC	36,656	1,724
St. Jude Medical, Inc.	19,478	760
Health Care Providers & Services — 1.4%
Aetna, Inc.	8,750	348
Express Scripts, Inc. ‡	8,575	392
Humana, Inc.	12,771	1,084
McKesson Corp.	14,324	1,168
Quest Diagnostics, Inc.	2,754	154
UnitedHealth Group, Inc.	33,347	1,600

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 59	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	13,647	$481
Marriott International, Inc. — Class A	17,472	550
McDonald’s Corp.	7,507	697
Wynn Resorts, Ltd.	3,759	499
Yum! Brands, Inc.	13,399	718
Household Durables — 0.1%
D.R. Horton, Inc.	4,697	52
Lennar Corp. — Class A	15,345	254
Whirlpool Corp.	3,654	186
Household Products — 1.3%
Colgate-Palmolive Co.	3,087	279
Procter & Gamble Co.	63,446	4,060
Independent Power Producers & Energy Traders —0.1%
Calpine Corp. ‡	24,512	372
Industrial Conglomerates — 1.6%
3M Co.	14,996	1,185
General Electric Co.	173,343	2,897
Tyco International, Ltd.	30,429	1,386
Insurance — 1.9%
ACE, Ltd.	17,144	1,237
Aflac, Inc.	8,043	363
Allstate Corp.	16,959	447
Axis Capital Holdings, Ltd.	15,929	499
Berkshire Hathaway, Inc. — Class B ‡	14,564	1,134
Everest RE Group, Ltd.	2,574	231
Hartford Financial Services Group, Inc.	7,689	148
Lincoln National Corp.	14,662	279
MetLife, Inc.	23,003	809
PartnerRe, Ltd.	1,435	89
Prudential Financial, Inc.	22,726	1,232
Internet & Catalog Retail — 0.6%
Amazon.com, Inc. ‡	9,155	1,955
Internet Software & Services — 0.5%
Google, Inc. — Class A ‡	3,029	1,795
IT Services — 2.5%
Accenture PLC — Class A	17,555	1,058
Cognizant Technology Solutions Corp. — Class A ‡	10,432	759
Genpact, Ltd. ‡	12,290	198
International Business Machines Corp.	25,746	4,754
Mastercard, Inc. — Class A	3,775	1,311
Western Union Co.	10,385	181
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	5,135	195
Machinery — 0.6%
Kennametal, Inc.	3,100	121
PACCAR, Inc.	40,798	1,764
Media — 2.4%
CBS Corp. — Class B	83,454	2,154
Comcast Corp. — Class A	89,344	2,095
DIRECTV — Class A ‡	4,125	188
Time Warner, Inc.	62,875	2,200
Viacom, Inc. — Class B	9,600	421
Walt Disney Co.	31,950	1,114
Metals & Mining — 0.5%
Alcoa, Inc.	101,127	1,088
Newmont Mining Corp.	8,607	575
Multiline Retail — 0.8%
Big Lots, Inc. ‡	2,984	112
Family Dollar Stores, Inc.	13,051	765
Kohl’s Corp.	6,193	328
Macy’s, Inc.	21,680	662
Target Corp.	16,323	895
Multi—Utilities — 1.1%
CenterPoint Energy, Inc.	62,833	1,310
CMS Energy Corp.	14,010	292
Dominion Resources, Inc.	12,433	641
DTE Energy Co.	4,160	217
Public Service Enterprise Group, Inc.	19,624	661
Sempra Energy	11,900	639
Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	8,384	658
Chevron Corp.	45,008	4,728
ConocoPhillips	36,824	2,565
Devon Energy Corp.	16,530	1,074
Exxon Mobil Corp.	59,914	4,679
Marathon Oil Corp.	12,451	324
Marathon Petroleum Corp.	7,814	281
Occidental Petroleum Corp.	27,849	2,588
Pioneer Natural Resources Co.	1,429	120
Southwestern Energy Co. ‡	5,640	237
Williams Cos., Inc.	35,044	1,055
Pharmaceuticals — 3.4%
Abbott Laboratories	51,279	2,762
Johnson & Johnson	18,342	1,181
Merck & Co., Inc.	106,400	3,672
Mylan, Inc. ‡	20,276	397
Pfizer, Inc.	174,223	3,356
Teva Pharmaceutical Industries, Ltd. ADR	2,505	102
Real Estate Investment Trusts — 1.2%
Alexandria Real Estate Equities, Inc.	514	34
Apartment Investment & Management Co. — Class A	13,987	345
AvalonBay Communities, Inc.	1,543	206
Brandywine Realty Trust	7,774	71
Digital Realty Trust, Inc.	9,499	592
Duke Realty Corp.	27,649	340
Dupont Fabros Technology, Inc.	1,572	33
EastGroup Properties, Inc.	1,019	44
Equity Lifestyle Properties, Inc.	2,934	194
Lasalle Hotel Properties	5,145	123
Mack-Cali Realty Corp.	10,324	290
Regency Centers Corp.	8,647	354
Senior Housing Properties Trust	23,618	530
Ventas, Inc.	13,301	739
Road & Rail — 1.9%
CSX Corp.	104,642	2,324
Norfolk Southern Corp.	26,193	1,938
Union Pacific Corp.	22,278	2,218
Semiconductors & Semiconductor Equipment — 1.5%
Altera Corp.	10,795	409
Broadcom Corp. — Class A ‡	14,700	531
Freescale Semiconductor Holdings I, Ltd. ‡	34,243	452
Intel Corp.	8,203	201
LAM Research Corp. ‡	18,279	786
LSI Corp. ‡	85,223	533
Novellus Systems, Inc. ‡	6,160	213

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 60	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp. ‡	23,142	$343
Texas Instruments, Inc.	9,938	305
Xilinx, Inc.	40,255	1,346
Software — 2.2%
Adobe Systems, Inc. ‡	23,180	682
Microsoft Corp.	164,208	4,373
Oracle Corp.	69,067	2,263
Specialty Retail — 1.1%
AutoZone, Inc. ‡	3,683	1,192
Bed Bath & Beyond, Inc. ‡	1,543	95
GameStop Corp. — Class A ‡	2,190	56
Home Depot, Inc.	23,794	852
Lowe’s Cos., Inc.	27,359	575
Staples, Inc.	8,302	124
TJX Cos., Inc.	13,135	774
Textiles, Apparel & Luxury Goods — 0.4%
Nike, Inc. — Class B	10,608	1,022
V.F. Corp.	2,636	364
Tobacco — 0.9%
Altria Group, Inc.	32,338	891
Philip Morris International, Inc.	32,087	2,242
Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp. ‡	116,943	301

Total Common Stocks (cost $189,762)		200,910

	Notional
	Amount	Value
	(000’s)	(000’s)

PURCHASED OPTIONS — 0.0% ∞
Call Options — 0.0% ∞
10-Year U.S. Treasury Note Future	$16	11
Call Strike $130.00
Expires 11/25/2011
10-Year U.S. Treasury Note Future	33	13
Call Strike $131.00
Expires 11/25/2011
10-Year U.S. Treasury Note Future	33	2
Call Strike $134.00
Expires 11/25/2011
Put Options — 0.0% ∞
10-Year U.S. Treasury Note Future	32	9
Put Strike $126.50
Expires 11/25/2011
Eurodollar, Mid-Curve 1-Year Future	423	21
Put Strike $99.00
Expires 03/16/2012

Total Purchased Options (cost $127)		56

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 6.4%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $21,427 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 3.50% - 4.00%, due 12/25/2024 - 11/25/2038, with a total value of $21,858.	$21,427	$21,427
Total Repurchase Agreement (cost $21,427)

Total Investment Securities (cost $350,480) П		363,543
Other Assets and Liabilities — Net		(26,994)

Net Assets		$336,549

SECURITIES SOLD SHORT — (4.2%)
U.S. GOVERNMENT AGENCY OBLIGATIONS — (4.2%)
Fannie Mae, TBA
4.00%	(7,300)	(7,580)
5.50%	(2,500)	(2,712)
Freddie Mac, TBA
4.00%	(3,700)	(3,877)

Total Securities Sold Short (proceeds $(14,111))		(14,169)

	Notional
	Amount	Value
	(000’s)	(000’s)

WRITTEN OPTIONS — 0.0% ∞
Call Options — 0.0% ∞
10-Year U.S. Treasury Note Future	$(33)	(7)
Call Strike $132.00
Expires 11/25/2011
10-Year U.S. Treasury Note Future	(33)	(4)
Call Strike $133.00
Expires 11/25/2011

Total Written Options (premiums: $(42))		(11)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 61	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FUTURES CONTRACTS: g

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts Г	Expiration Date	(000’s)

10-Year U.S. Treasury Note	Long	26	12/20/2011	$12
2-Year U.S. Treasury Note	Long	7	12/30/2011	2
30-Year U.S. Treasury Bond	Long	26	12/20/2011	(5)
5-Year U.S. Treasury Note	Long	9	12/30/2011	6
90-Day Euro	Long	21	12/15/2014	4
90-Day Euro	Long	21	03/16/2015	4
S&P 500 E-Mini Index	Long	47	12/16/2011	44
Ultra Long U.S. Treasury Bond	Long	6	12/20/2011	59

				$126

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

g	A portion of this security in the amount of $380 and cash in the amount of $48 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

▲	Rate shown reflects the yield at 10/31/2011.

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

∞	Percentage rounds to less than 0.1%.

Ž	The security has a perpetual maturity. The date shown is the next call date.

‡	Non-income producing security.

П	Aggregate cost for federal income tax purposes is $350,482. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $20,583 and $7,522, respectively. Net unrealized appreciation for tax purposes is $13,061.

Г	Contract amounts are not in thousands.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated to $32,593, or 9.68%, of the fund’s net assets.

ADR	American Depositary Receipt

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

TBA	To Be Announced
CURRENCY ABBREVIATIONS:

BRL	Brazilian Real

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 62	Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Asset-Backed Securities	$—	$6,968	$—	$6,968
Common Stocks	194,982	5,928	—	200,910
Corporate Debt Securities	—	37,544	—	37,544
Foreign Government Obligations	—	5,461	—	5,461
Mortgage-Backed Securities	—	22,182	—	22,182
Preferred Corporate Debt Securities	—	429	—	429
Preferred Stock	116	—	—	116
Purchased Options	56	—	—	56
Repurchase Agreement	—	21,427	—	21,427
U.S. Government Agency Obligations	—	61,231	—	61,231
U.S. Government Obligations	—	7,219	—	7,219

Total	$195,154	$168,389	$—	$363,543

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Securities Sold Short	Prices	Inputs	Inputs	10/31/2011
U.S. Government Agency Obligations	$—	$(14,169)	$—	$(14,169)

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	10/31/2011
Written Options	$—	$(11)	$—	$(11)

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011
Futures Contracts — Appreciation	$131	$—	$—	$131
Futures Contracts — Depreciation	$(5)	$—	$—	$(5)

Total	$126	$—	$—	$126

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 63	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value
(formerly, Transamerica Small/Mid Cap Value)
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 96.0%
Aerospace & Defense — 1.3%
Curtiss-Wright Corp. ^	36,500	$1,196
Ducommun, Inc. ^	110,751	1,580
Triumph Group, Inc. ^	87,725	5,098
Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings, Inc. ‡	68,940	2,656
Auto Components — 1.3%
Lear Corp.	176,393	8,275
Automobiles — 0.8%
Harley-Davidson, Inc.	120,500	4,687
Beverages — 0.6%
Constellation Brands, Inc. — Class A ‡	187,600	3,793
Building Products — 1.4%
A.O. Smith Corp.	54,000	2,007
Fortune Brands Home & Security, Inc. ‡	51,400	747
Gibraltar Industries, Inc. ‡ ^	180,119	2,010
Owens Corning, Inc. ‡	132,800	3,768
Capital Markets — 4.1%
Duff & Phelps Corp. — Class A ^	92,500	1,174
Invesco, Ltd.	337,500	6,774
LPL Investment Holdings, Inc. ‡	55,000	1,596
Piper Jaffray Cos. ‡ ^	60,000	1,246
Raymond James Financial, Inc.	269,235	8,176
State Street Corp.	86,100	3,478
Stifel Financial Corp. ‡ ^	58,000	1,848
Waddell & Reed Financial, Inc. — Class A	36,000	998
Chemicals — 1.8%
A. Schulman, Inc. ^	43,900	927
Agrium, Inc.	54,700	4,501
Ferro Corp. ‡ ^	120,000	776
Huntsman Corp.	330,200	3,877
PolyOne Corp.	103,300	1,156
Commercial Banks — 5.7%
City National Corp.	26,500	1,124
Fifth Third Bancorp	771,650	9,267
First Citizens BancShares, Inc. — Class A	29,113	4,747
First Community Bancshares, Inc. ^	120,240	1,444
KeyCorp	1,099,000	7,758
Lakeland Bancorp, Inc. ^	50,332	468
Sandy Spring Bancorp, Inc. ^	120,000	2,041
Texas Capital Bancshares, Inc. ‡ ^	52,600	1,473
Umpqua Holdings Corp. ^	190,000	2,176
Washington Trust Bancorp, Inc. ^	56,921	1,337
Webster Financial Corp. ^	195,000	3,830
Commercial Services & Supplies — 0.3%
HNI Corp. ^	39,500	950
Steelcase, Inc. — Class A ^	108,400	803
Communications Equipment — 0.4%
Harmonic Lightwaves, Inc. ‡	280,000	1,540
KVH Industries, Inc. ‡ ^	145,791	1,073
Computers & Peripherals — 0.9%
QLogic Corp. ‡	104,000	1,453
SanDisk Corp. ‡	36,400	1,844
Western Digital Corp. ‡	91,825	2,446
Construction & Engineering — 1.3%
Chicago Bridge & Iron Co. NV	10,700	391
EMCOR Group, Inc. ^	74,000	1,855
KBR, Inc.	205,887	5,747
Consumer Finance — 2.7%
Discover Financial Services	354,100	8,343
SLM Corp.	607,925	8,310
Diversified Consumer Services — 0.3%
Weight Watchers International, Inc.	23,300	1,739
Electric Utilities — 3.0%
FirstEnergy Corp.	200,000	8,992
MGE Energy, Inc. ^	38,000	1,658
PPL Corp.	276,600	8,124
Electrical Equipment — 1.1%
PowerSecure International, Inc. ‡ ^	313,761	1,333
Regal Beloit Corp.	24,000	1,275
Thomas & Betts Corp. ‡	39,000	1,938
Woodward, Inc. ^	58,500	1,982
Electronic Equipment & Instruments — 1.7%
Orbotech, Ltd. ‡	305,000	3,248
Park Electrochemical Corp. ^	73,286	2,074
Rofin-Sinar Technologies, Inc. ‡ ^	54,000	1,404
TTM Technologies, Inc. ‡ ^	119,994	1,340
Universal Display Corp. ‡ ^	21,100	988
Vishay Intertechnology, Inc. ‡ ^	130,400	1,402
Energy Equipment & Services — 2.4%
Dresser-Rand Group, Inc. ‡ ^	28,000	1,355
Oil States International, Inc. ‡ ^	97,325	6,775
Superior Energy Services, Inc. ‡	241,950	6,804
Food Products — 2.3%
Hain Celestial Group, Inc. ‡ ^	215,500	7,231
J&J Snack Foods Group ^	25,145	1,297
Smithfield Foods, Inc. ‡ ^	247,050	5,648
Health Care Equipment & Supplies — 1.1%
Align Technology, Inc. ‡	49,600	1,142
Zimmer Holdings, Inc. ‡	112,200	5,905
Health Care Providers & Services — 4.7%
AMN Healthcare Services, Inc. ‡ ^	221,500	1,050
Cardinal Health, Inc.	161,100	7,131
CIGNA Corp.	104,500	4,634
Coventry Health Care, Inc. ‡	117,000	3,722
Health Management Associates, Inc. - Class A ‡	725,300	6,354
Health Net, Inc. ‡	216,800	6,025
Health Care Technology — 0.4%
Omnicell, Inc. ‡ ^	168,500	2,519
Hotels, Restaurants & Leisure — 0.7%
PF Chang’s China Bistro, Inc.	16,500	513
Wendy’s Co.	400,000	2,024
Wyndham Worldwide Corp.	62,500	2,105
Household Durables — 0.5%
Harman International Industries, Inc.	42,000	1,813
MDC Holdings, Inc. ^	33,400	748
Ryland Group, Inc. ^	54,400	734
Household Products — 0.4%
Spectrum Brands Holdings, Inc. ‡	90,200	2,289
Industrial Conglomerates — 0.4%
Carlisle Cos., Inc.	58,000	2,420
Insurance — 6.5%
Alleghany Corp.	7,500	2,380
Aspen Insurance Holdings, Ltd.	82,800	2,193
Hartford Financial Services Group, Inc.	98,200	1,890
Lincoln National Corp.	314,475	5,991
Marsh & McLennan Cos., Inc.	293,100	8,976
Selective Insurance Group, Inc.	265,000	4,248
United Fire & Casualty Co.	261,643	4,922
Validus Holdings, Ltd.	67,100	1,836
XL Group PLC — Class A	383,600	8,339
Internet Software & Services — 1.5%
IAC/InterActiveCorp ‡	40,000	1,633
Valueclick, Inc. ‡ ^	314,710	5,539
XO Group, Inc. ‡ ^	210,000	1,938
IT Services — 0.2%
VeriFone Holdings, Inc. ‡ ^	26,000	1,097
Leisure Equipment & Products — 0.5%
Arctic Cat, Inc. ‡ ^	88,800	1,804
Jakks Pacific, Inc. ^	18,600	353
Leapfrog Enterprises, Inc. — Class A ‡ ^	299,800	1,118

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 64	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value
(formerly, Transamerica Small/Mid Cap Value)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Machinery — 5.4%
Altra Holdings, Inc. ‡ ^	212,400	$3,122
CIRCOR International, Inc.	59,900	2,086
Columbus McKinnon Corp. ‡ ^	114,400	1,715
Crane Co.	29,200	1,288
Eaton Corp.	116,200	5,208
Gardner Denver, Inc.	15,000	1,160
Harsco Corp.	14,800	341
Kennametal, Inc.	38,200	1,486
Mueller Industries, Inc. ^	62,000	2,508
NN, Inc. ‡ ^	163,400	1,444
Pentair, Inc. ^	129,150	4,643
Sauer-Danfoss, Inc. ‡	48,300	1,870
Timken Co.	130,425	5,494
Wabash National Corp. ‡ ^	120,000	828
Media — 0.5%
CBS Corp. — Class B	119,000	3,071
Metals & Mining — 0.9%
Noranda Aluminum Holding Corp. ‡	76,700	710
Nucor Corp.	73,800	2,789
Reliance Steel & Aluminum Co.	32,800	1,449
Worthington Industries, Inc. ^	36,600	632
Multiline Retail — 1.5%
Macy’s, Inc.	302,500	9,235
Multi — Utilities — 2.9%
CMS Energy Corp.	331,800	6,908
NiSource, Inc.	293,025	6,473
NorthWestern Corp.	135,000	4,651
Oil, Gas & Consumable Fuels — 4.3%
Carrizo Oil & Gas, Inc. ‡ ^	27,500	748
Energen Corp.	160,525	7,874
McMoRan Exploration Co. ‡ ^	76,900	937
SM Energy Co.	34,000	2,819
Spectra Energy Corp.	64,250	1,839
Tesoro Corp. ‡	69,000	1,790
Valero Energy Corp.	61,650	1,517
W&T Offshore, Inc. ^	102,575	2,020
Western Refining, Inc. ‡	451,300	7,212
Paper & Forest Products — 1.2%
Domtar Corp.	19,000	1,556
MeadWestvaco Corp.	132,600	3,701
P.H. Glatfelter Co. ^	130,000	1,950
Personal Products — 1.5%
Herbalife, Ltd.	83,250	5,191
Nu Skin Enterprises, Inc. — Class A ^	79,300	4,007
Pharmaceuticals — 0.4%
Impax Laboratories, Inc. ‡ ^	80,000	1,513
Nektar Therapeutics ‡ ^	207,733	1,126
Professional Services — 0.3%
On Assignment, Inc. ‡ ^	185,000	1,996
Real Estate Investment Trusts — 7.1%
Annaly Capital Management, Inc.	286,900	4,834
BioMed Realty Trust, Inc. ^	300,106	5,435
Brandywine Realty Trust ^	326,200	2,972
CBL & Associates Properties, Inc. ^	449,125	6,908
DiamondRock Hospitality Co. ^	345,000	3,122
Dupont Fabros Technology, Inc. ^	128,200	2,665
Equity One, Inc. ^	130,000	2,230
Excel Trust, Inc. ^	246,119	2,587
Home Properties, Inc. ^	140,025	8,247
National Retail Properties, Inc. ^	90,000	2,453
Piedmont Office Realty Trust, Inc. — Class A ^	52,100	885
Realty Income Corp.	22,100	738
Weingarten Realty Investors ^	73,000	1,694
Road & Rail — 2.2%
Hertz Global Holdings, Inc. ‡ ^	488,413	5,666
Ryder System, Inc.	153,050	7,796
Semiconductors & Semiconductor Equipment. — 2.9%
Applied Micro Circuits Corp. ‡ ^	235,000	1,584
Atmel Corp. ‡	472,005	4,983
Brooks Automation, Inc.	230,000	2,404
COHU, Inc.	85,000	943
Entegris, Inc. ‡	275,000	2,464
MKS Instruments, Inc.	44,000	1,172
Omnivision Technologies, Inc. ‡ ^	58,100	948
RF Micro Devices, Inc. ‡ ^	225,002	1,652
TriQuint Semiconductor, Inc. ‡	322,894	1,718
Software — 3.1%
Cadence Design Systems, Inc. ‡	432,548	4,788
Electronic Arts, Inc. ‡	156,275	3,649
Progress Software Corp. ‡	97,000	2,043
Symantec Corp. ‡	395,000	6,720
Websense, Inc. ‡ ^	112,300	2,003
Specialty Retail — 4.2%
American Eagle Outfitters, Inc.	153,100	2,010
Ann, Inc. ‡ ^	125,401	3,341
Finish Line, Inc. — Class A	225,000	4,523
Foot Locker, Inc.	202,750	4,432
Pier 1 Imports, Inc. ‡ ^	375,400	4,696
Signet Jewelers, Ltd.	163,475	7,047
Textiles, Apparel & Luxury Goods — 2.5%
Columbia Sportswear Co. ^	29,000	1,558
G-III Apparel Group, Ltd. ‡ ^	54,500	1,536
K-Swiss, Inc. — Class A ‡ ^	171,172	770
Oxford Industries, Inc. ^	70,000	2,765
PVH Corp.	79,600	5,924
Steven Madden, Ltd. ‡	75,000	2,768
Thrifts & Mortgage Finance — 3.0%
Berkshire Hills Bancorp, Inc. ^	130,331	2,609
Brookline Bancorp, Inc. ^	180,000	1,505
Dime Community Bancshares, Inc. ^	100,000	1,192
First Niagara Financial Group, Inc.	178,070	1,636
Northwest Bancshares, Inc. ^	138,000	1,721
Oritani Financial Corp. ^	71,000	920
Provident Financial Services, Inc. ^	135,000	1,748
Provident New York Bancorp ^	235,000	1,633
Trustco Bank Corp. ^	225,000	1,116
United Financial Bancorp, Inc. ^	80,685	1,302
Washington Federal, Inc.	217,000	2,963
Tobacco — 0.3%
Lorillard, Inc.	15,975	1,768
Water Utilities — 1.1%
American Water Works Co., Inc.	233,550	7,130

Total Common Stocks (cost $635,401)		595,579

SECURITIES LENDING COLLATERAL — 15.0%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	92,766,113	92,766
Total Securities Lending Collateral (cost $92,766)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 2.7%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $16,700 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $17,036.	$16,700	16,700
Total Repurchase Agreement (cost $16,700)

Total Investment Securities (cost $744,867) П		705,045
Other Assets and Liabilities — Net		(84,869)

Net Assets		$620,176

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 65	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value
(formerly, Transamerica Small/Mid Cap Value)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $88,976.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $746,996. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $26,793 and $68,744, respectively. Net unrealized depreciation for tax purposes is $41,951.
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$583,601	$11,978	$—	$595,579
Repurchase Agreement	—	16,700	—	16,700
Securities Lending Collateral	92,766	—	—	92,766

Total	$676,367	$28,678	$—	$705,045

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 66	Annual Report 2011

Transamerica TS&W International Equity
(formerly, TS&W International Equity)
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

PREFERRED STOCK — 0.9%
Russian Federation — 0.9%
Sberbank of Russia , 1.85% ▲	540,000	$1,188
Total Preferred Stock (cost $1,337)

COMMON STOCKS — 97.3%
Australia — 3.3%
Apa Group	386,000	1,760
Computershare, Ltd.	140,400	1,109
Telstra Corp., Ltd.	415,000	1,347
Belgium — 1.2%
Anheuser-Busch InBev NV	26,700	1,481
Bermuda — 3.9%
Cosan, Ltd. — Class A	123,000	1,476
First Pacific Co.	2,050,200	2,131
RenaissanceRe Holdings, Ltd.	19,000	1,294
Brazil — 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo ADR ‡	11,800	640
Canada — 1.1%
Canadian Imperial Bank of Commerce	18,000	1,357
Denmark — 0.7%
TDC A/S	110,000	903
Finland — 0.9%
Sampo OYJ — Class A	41,578	1,143
France — 7.5%
AXA SA	80,283	1,291
Bouygues SA ‡	36,600	1,367
Etablissements Maurel et Prom	45,000	905
Euler Hermes SA	15,500	1,119
Sanofi	31,500	2,253
Societe Generale SA	21,100	604
Vivendi SA	83,300	1,861
Germany — 8.7%
Adidas AG	22,100	1,556
Allianz SE	11,000	1,224
Bayer AG	31,600	2,013
Gerresheimer AG	18,600	824
HeidelbergCement AG	27,900	1,263
Hochtief AG	15,400	1,120
Linde AG	4,200	665
Rheinmetall AG	12,000	636
Siemens AG	16,000	1,677
Greece — 0.5%
Opap SA	51,536	598
Guernsey, Channel Islands — 1.0%
Resolution, Ltd.	293,800	1,293
Hong Kong — 1.0%
Guangdong Investment, Ltd.	2,032,000	1,218
Ireland — 2.9%
Ryanair Holdings PLC ADR ‡	69,900	2,011
Smurfit Kappa Group PLC ‡	241,700	1,647
Italy — 4.4%
Fiat Industrial SpA ‡	158,349	969
Fiat SpA	184,349	973
Pirelli & C SpA	230,500	2,035
Prysmian SpA	98,001	1,481
Japan — 18.1%
Air Water, Inc.	153,400	1,948
Aisin Seiki Co., Ltd.	55,500	1,755
Daito Trust Construction Co., Ltd.	9,400	833
DeNA Co., Ltd.	26,300	1,135
Fukuoka Financial Group, Inc.	270,000	1,045
Hitachi, Ltd.	440,000	2,358
Japan Petroleum Exploration Co.	22,000	869
Jupiter Telecommunications Co., Ltd.	2,061	2,011
Kintetsu World Express, Inc.	55,000	1,675
Komatsu, Ltd.	39,800	984
Kuraray Co., Ltd.	62,000	868
Mitsubishi Corp.	96,800	1,991
Nippon Telegraph & Telephone Corp.	57,900	2,970
USS Co., Ltd.	25,300	2,092
Jersey, Channel Islands — 1.9%
WPP PLC	235,100	2,434
Korea, Republic of — 2.3%
Kangwon Land, Inc.	60,300	1,608
SK Telecom Co., Ltd.	9,500	1,265
Mexico — 0.7%
Grupo Mexico SAB de CV — Series B	325,000	901
Netherlands — 3.4%
Binckbank NV	110,546	1,282
European Aeronautic Defence and Space Co., NV	72,600	2,140
Wolters Kluwer NV	49,700	877
Singapore — 3.4%
Flextronics International, Ltd. ‡	154,000	1,011
Fraser and Neave, Ltd.	376,900	1,836
Sia Engineering Co., Ltd.	467,000	1,365
Spain — 1.0%
Amadeus IT Holding SA — Class A	17,500	330
Viscofan SA	23,600	906
Sweden — 2.7%
Investor AB — Class B	99,700	1,950
Kinnevik Investment AB — Class B	69,900	1,461
Switzerland — 7.6%
GAM Holding, Ltd. ‡	129,000	1,542
Nestle SA	34,000	1,966
Noble Corp. ‡	35,000	1,258
Novartis AG	59,300	3,341
Zurich Financial Services AG ‡	6,200	1,430
Thailand — 0.8%
Bangkok Bank PCL	208,000	1,002
United Kingdom — 17.8%
Afren PLC ‡	247,600	392
BHP Billiton PLC ADR	18,300	1,152
BP PLC ADR	56,000	2,474
Diageo PLC ADR	18,325	1,518
HSBC Holdings PLC	217,624	1,903
Imperial Tobacco Group PLC	45,000	1,639
Inmarsat PLC	233,800	1,764
Johnson Matthey PLC	42,500	1,278
Royal Dutch Shell PLC — Class A	93,400	3,309
Tesco PLC	309,000	1,992
Unilever PLC	67,600	2,267
Vodafone Group PLC	1,001,600	2,781

Total Common Stocks (cost $125,407)		122,152

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 1.5%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $1,882 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $1,920.	$1,882	1,882
Total Repurchase Agreement (cost $1,882)

Total Investment Securities (cost $128,626) П		125,222
Other Assets and Liabilities — Net		432

Net Assets		$125,654

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 67	Annual Report 2011

Transamerica TS&W International Equity
(formerly, TS&W International Equity)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)

Insurance	7.0%	$8,793
Food Products	7.0	8,745
Oil, Gas & Consumable Fuels	6.3	7,948
Pharmaceuticals	6.1	7,607
Commercial Banks	5.7	7,193
Media	5.7	7,183
Diversified Telecommunication Services	5.6	6,985
Chemicals	3.8	4,759
Industrial Conglomerates	3.3	4,149
Wireless Telecommunication Services	3.2	4,046
Auto Components	3.0	3,790
Diversified Financial Services	2.7	3,411
Electronic Equipment & Instruments	2.7	3,369
Beverages	2.4	2,999
Capital Markets	2.2	2,730
Construction & Engineering	2.0	2,487
Hotels, Restaurants & Leisure	1.8	2,206
Aerospace & Defense	1.7	2,140
Specialty Retail	1.7	2,092
Metals & Mining	1.6	2,053
Airlines	1.6	2,011
Food & Staples Retailing	1.6	1,992
Trading Companies & Distributors	1.6	1,991
Machinery	1.6	1,953
Water Utilities	1.5	1,858
Gas Utilities	1.4	1,760
Air Freight & Logistics	1.3	1,676
Containers & Packaging	1.3	1,647
Tobacco	1.3	1,639
Textiles, Apparel & Luxury Goods	1.2	1,556
Electrical Equipment	1.2	1,482
IT Services	1.2	1,439
Transportation Infrastructure	1.1	1,365
Construction Materials	1.0	1,263
Energy Equipment & Services	1.0	1,258
Internet & Catalog Retail	0.9	1,135
Automobiles	0.8	973
Real Estate Management & Development	0.7	833
Life Sciences Tools & Services	0. 7	824

Investment Securities, at Value	98. 5	123,340
Short-Term Investments	1. 5	1,882

Total Investments	100. 0%	$125,222

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 10/31/2011.

‡	Non-income producing security.

П	Aggregate cost for federal income tax purposes is $129,458. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $7,641 and $11,877, respectively. Net unrealized depreciation for tax purposes is $4,236.
DEFINITION:
ADR	American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$7,798	$114,354	$—	$122,152
Preferred Stock	—	1,188	—	1,188
Repurchase Agreement	—	1,882	—	1,882

Total	$7,798	$117,424	$—	$125,222

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 68	Annual Report 2011

Transamerica WMC Diversified Equity
(formerly, Transamerica Diversified Equity)
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 99.6%
Aerospace & Defense — 2.3%
Boeing Co.	106,229	$6,989
Honeywell International, Inc.	118,513	6,210
Biotechnology — 1.7%
Amgen, Inc.	152,738	8,747
Gilead Sciences, Inc. ‡	21,049	877
Chemicals — 0.5%
Sherwin-Williams Co.	32,854	2,717
Communications Equipment — 6.7%
Cisco Systems, Inc.	1,469,488	27,229
Emulex Corp. ‡ ^	322,660	2,704
F5 Networks, Inc. ‡	15,041	1,564
QUALCOMM, Inc.	45,135	2,329
Riverbed Technology, Inc. ‡	115,354	3,181
Computers & Peripherals — 13.4%
Apple, Inc. ‡	85,251	34,509
Dell, Inc. ‡	308,885	4,883
EMC Corp. ‡	699,108	17,136
NetApp, Inc. ‡	196,929	8,066
QLogic Corp. ‡	550,049	7,684
SanDisk Corp. ‡	46,675	2,365
Consumer Finance — 0.9%
American Express Co.	103,369	5,233
Diversified Consumer Services — 1.6%
Apollo Group, Inc. — Class A ‡	189,361	8,966
Energy Equipment & Services — 4.0%
Baker Hughes, Inc.	51,308	2,975
Cameron International Corp. ‡	89,958	4,421
Core Laboratories NV	34,023	3,683
Diamond Offshore Drilling, Inc. ^	98,862	6,479
Oceaneering International, Inc.	124,518	5,209
Health Care Equipment & Supplies — 2.0%
Edwards Lifesciences Corp. ‡ ^	762	57
Hologic, Inc. ‡	283,494	4,570
Intuitive Surgical, Inc. ‡ ^	15,090	6,547
Health Care Providers & Services — 3.8%
AmerisourceBergen Corp. — Class A	104,386	4,259
Cardinal Health, Inc.	111,027	4,915
Laboratory Corp. of America Holdings ‡	33,532	2,812
UnitedHealth Group, Inc.	201,759	9,682
Hotels, Restaurants & Leisure — 1.1%
Starbucks Corp.	141,671	5,998
Industrial Conglomerates — 1.9%
General Electric Co.	444,567	7,428
Tyco International, Ltd.	67,745	3,086
Internet & Catalog Retail — 1.8%
Amazon.com, Inc. ‡	30,071	6,421
priceline.com, Inc. ‡	7,629	3,873
Internet Software & Services — 5.3%
eBay, Inc. ‡	297,267	9,462
Google, Inc. — Class A ‡	17,029	10,091
IAC/InterActiveCorp ‡ ^	222,130	9,070
Sohu.com, Inc. ‡ ^	24,546	1,483
IT Services — 5.6%
Cognizant Technology Solutions Corp. — Class A ‡	38,068	2,769
International Business Machines Corp.	155,349	28,683
Life Sciences Tools & Services — 2.6%
Bruker Corp. ‡ ^	262,026	3,781
Life Technologies Corp. ‡	49,376	2,008
Waters Corp. ‡ ^	112,008	8,974
Machinery — 5.9%
Caterpillar, Inc.	125,302	11,836
Cummins, Inc.	38,263	3,804
Dover Corp. ^	58,662	3,258
Joy Global, Inc.	65,124	5,679
Parker Hannifin Corp.	107,840	8,794
Media — 3.6%
DIRECTV — Class A ‡	81,728	3,715
News Corp. — Class A	283,687	4,970
Omnicom Group, Inc.	178,881	7,958
Sirius XM Radio, Inc. ‡^	2,172,294	3,888
Metals & Mining — 2.9%
Cliffs Natural Resources, Inc.	59,388	4,051
Freeport-McMoRan Copper & Gold, Inc.	91,678	3,691
Rio Tinto PLC ADR ^	45,094	2,438
Teck Resources, Ltd. — Class B	93,089	3,733
Walter Energy, Inc.	34,236	2,590
Oil, Gas & Consumable Fuels — 5.8%
Anadarko Petroleum Corp.	44,051	3,458
Canadian Natural Resources, Ltd.	80,909	2,860
Exxon Mobil Corp.	156,981	12,259
Occidental Petroleum Corp.	72,900	6,775
Valero Energy Corp.	299,012	7,356
Pharmaceuticals — 0.8%
Abbott Laboratories	88,681	4,777
Semiconductors & Semiconductor Equipment — 5.9%
Altera Corp.	437,246	16,581
Analog Devices, Inc.	152,566	5,579
Intersil Corp. — Class A ^	339,241	4,061
Xilinx, Inc. ^	207,749	6,951
Software — 12.5%
Adobe Systems, Inc. ‡	151,624	4,459
Autodesk, Inc. ‡	142,760	4,939
BMC Software, Inc. ‡	95,658	3,325
Check Point Software Technologies, Ltd. ‡	98,286	5,664
Citrix Systems, Inc. ‡	63,233	4,605
Microsoft Corp.	757,339	20,169
Oracle Corp.	641,998	21,039
Red Hat, Inc. ‡	89,903	4,464
Symantec Corp. ‡	82,979	1,411
Specialty Retail — 3.7%
Bed Bath & Beyond, Inc. ‡	57,168	3,535
Buckle, Inc. ^	84,609	3,770
PetSmart, Inc.	58,982	2,769
Ross Stores, Inc.	65,507	5,748
TJX Cos., Inc.	88,773	5,231
Textiles, Apparel & Luxury Goods — 2.6%
Coach, Inc.	81,223	5,284
Deckers Outdoor Corp. ‡^	16,345	1,884
Fossil, Inc. ‡^	13,580	1,408
Lululemon Athletica, Inc. ‡^	40,207	2,271
Ralph Lauren Corp. — Class A	24,898	3,954
Wireless Telecommunication Services — 0.7%
Vodafone Group PLC ADR	134,419	3,742
Total Common Stocks (cost $528,439)		560,858

SECURITIES LENDING COLLATERAL — 7.5%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	42,107,528	42,108
Total Securities Lending Collateral (cost $42,108)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 69	Annual Report 2011

Transamerica WMC Diversified Equity
(formerly, Transamerica Diversified Equity)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 1.7%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $9,546 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $9,740.	$9,546	$9,546
Total Repurchase Agreement (cost $9,546)

Total Investment Securities (cost $580,093) П		612,512
Other Assets and Liabilities — Net		(49,426)

Net Assets		$563,086

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $41,181.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $586,306. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $57,467 and $31,261, respectively. Net unrealized appreciation for tax purposes is $26,206.
DEFINITION:
ADR            American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$542,245	$18,613	$—	$560,858
Repurchase Agreement	—	9,546	—	9,546
Securities Lending Collateral	42,108	—	—	42,108
Total	$584,353	$28,159	$—	$612,512
Level 3 Rollforward — Investment Securities

Net Change in
Unrealized
							Net Change in				Appreciation/
	Beginning			Accrued			Unrealized		Transfers	Ending	(Depreciation) on
	Balance at			Discounts/	Total Realized		Appreciation	Transfers	out of	Balance at	Investments Held
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)		/(Depreciation) ƒ	into Level 3	Level 3	10/31/2011	at 10/31/2011 ƒ
Corporate Debt Securities	$1	$—	$(8)	$—	$ (♦	)	$7	$—	$—	$—	$—

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

¦	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 10/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 70	Annual Report 2011

Transamerica WMC Diversified Growth
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 100.2%
Aerospace & Defense — 2.3%
Boeing Co.	205,486	$13,519
Honeywell International, Inc.	228,805	11,989
Biotechnology — 1.7%
Amgen, Inc.	297,057	17,013
Gilead Sciences, Inc. ‡	40,358	1,681
Chemicals — 0.4%
Sherwin-Williams Co.	57,800	4,781
Communications Equipment — 7.9%
Cisco Systems, Inc.	3,121,928	57,850
Emulex Corp. ‡ ^	677,799	5,680
F5 Networks, Inc. ‡	29,314	3,047
QUALCOMM, Inc.	266,325	13,742
Riverbed Technology, Inc. ‡ ^	182,299	5,028
Computers & Peripherals — 13.1%
Apple, Inc. ‡	168,615	68,252
Dell, Inc. ‡	809,936	12,805
EMC Corp. ‡	1,502,012	36,814
NetApp, Inc. ‡	235,834	9,660
QLogic Corp. ‡ ^	703,678	9,830
SanDisk Corp. ‡	89,120	4,516
Consumer Finance — 1.0%
American Express Co.	218,684	11,070
Diversified Consumer Services — 2.0%
Apollo Group, Inc. — Class A ‡	244,740	11,588
ITT Educational Services, Inc. ‡ ^	171,625	10,634
Energy Equipment & Services — 3.8%
Baker Hughes, Inc.	84,956	4,927
Cameron International Corp. ‡	157,613	7,745
Core Laboratories NV ^	69,706	7,546
Diamond Offshore Drilling, Inc. ^	207,744	13,616
Oceaneering International, Inc. ^	180,668	7,557
Health Care Equipment & Supplies — 2.1%
Edwards Lifesciences Corp. ‡	40,007	3,017
Hologic, Inc. ‡	464,912	7,494
Intuitive Surgical, Inc. ‡	28,429	12,335
Health Care Providers & Services — 3.6%
AmerisourceBergen Corp. — Class A	194,002	7,915
Cardinal Health, Inc.	194,398	8,606
Laboratory Corp. of America Holdings ‡	49,612	4,160
UnitedHealth Group, Inc.	395,829	18,996
Hotels, Restaurants & Leisure — 0.9%
Starbucks Corp.	237,497	10,056
Industrial Conglomerates — 1.7%
General Electric Co.	772,584	12,910
Tyco International, Ltd.	133,590	6,085
Internet & Catalog Retail — 2.2%
Amazon.com, Inc. ‡	56,394	12,041
priceline.com, Inc. ‡	22,850	11,601
Internet Software & Services — 4.7%
eBay, Inc. ‡ ^	464,361	14,781
Google, Inc. — Class A ‡	32,068	19,004
IAC/InterActiveCorp ‡ ^	356,286	14,547
Sohu.com, Inc. ‡	49,647	2,999
IT Services — 5.6%
Cognizant Technology Solutions Corp. — Class A ‡	85,211	6,199
International Business Machines Corp.	295,856	54,624
Life Sciences Tools & Services — 2.3%
Bruker Corp. ‡ ^	339,334	4,897
Life Technologies Corp. ‡	94,700	3,851
Waters Corp. ‡ ^	210,361	16,854
Machinery — 5.8%
Caterpillar, Inc.	233,934	22,097
Cummins, Inc.	63,891	6,353
Dover Corp.	113,737	6,316
Joy Global, Inc.	133,739	11,662
Parker Hannifin Corp.	206,327	16,826
Media — 3.5%
DIRECTV — Class A ‡	171,055	7,776
News Corp. — Class A	539,573	9,453
Omnicom Group, Inc. ^	357,307	15,894
Sirius XM Radio, Inc. ‡ ^	2,926,533	5,238
Metals & Mining — 3.0%
Cliffs Natural Resources, Inc.	100,482	6,855
Freeport-McMoRan Copper & Gold, Inc.	214,797	8,647
Rio Tinto PLC ADR ^	101,718	5,499
Teck Resources, Ltd. — Class B	165,614	6,641
Walter Energy, Inc.	74,112	5,607
Oil, Gas & Consumable Fuels — 6.1%
Anadarko Petroleum Corp.	79,795	6,264
Canadian Natural Resources, Ltd.	150,700	5,327
Exxon Mobil Corp.	316,288	24,699
Occidental Petroleum Corp.	143,783	13,363
Valero Energy Corp.	680,192	16,733
Pharmaceuticals — 0.7%
Abbott Laboratories	151,157	8,143
Semiconductors & Semiconductor Equipment — 6.5%
Altera Corp.	911,330	34,558
Analog Devices, Inc.	298,937	10,932
Intersil Corp. — Class A ^	940,857	11,262
Xilinx, Inc. ^	435,109	14,559
Software — 12.3%
Adobe Systems, Inc. ‡	271,005	7,970
Autodesk, Inc. ‡	268,146	9,278
BMC Software, Inc. ‡	184,217	6,403
Check Point Software Technologies, Ltd. ‡	184,324	10,623
Citrix Systems, Inc. ‡	121,032	8,815
Microsoft Corp.	1,541,549	41,052
Oracle Corp.	1,169,953	38,339
Red Hat, Inc. ‡	159,483	7,918
Symantec Corp. ‡	162,981	2,772
Specialty Retail — 3.6%
Bed Bath & Beyond, Inc. ‡	118,736	7,343
Buckle, Inc. ^	115,074	5,128
PetSmart, Inc. ^	107,036	5,025
Ross Stores, Inc.	135,642	11,900
TJX Cos., Inc.	165,468	9,751
Textiles, Apparel & Luxury Goods — 2.8%
Coach, Inc.	143,354	9,328
Deckers Outdoor Corp. ‡ ^	69,370	7,994
Fossil, Inc. ‡ ^	13,261	1,375
Lululemon Athletica, Inc. ‡ ^	58,851	3,324
Ralph Lauren Corp. — Class A	52,429	8,325
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC ADR	218,000	6,069

Total Common Stocks (cost $948,518)		1,093,298

SECURITIES LENDING COLLATERAL — 6.2%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	68,028,267	68,028
Total Securities Lending Collateral (cost $68,028)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 71	Annual Report 2011

Transamerica WMC Diversified Growth
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $12,979 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $13,239.	$12,979	$12,979
Total Repurchase Agreement (cost $12,979)

Total Investment Securities (cost $1,029,525) П		1,174,305
Other Assets and Liabilities — Net		(82,520)

Net Assets		$1,091,785

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $66,290.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $1,043,564. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $173,549 and $42,808, respectively. Net unrealized appreciation for tax purposes is $130,741.
DEFINITION:
ADR            American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$1,057,476	$35,822	$—	$1,093,298
Repurchase Agreement	—	12,979	—	12,979
Securities Lending Collateral	68,028	—	—	68,028
Total	$1,125,504	$48,801	$—	$1,174,305

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 72	Annual Report 2011

Transamerica WMC Quality Value
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 97.6%
Aerospace & Defense — 2.6%
General Dynamics Corp.	209,100	$13,422
Honeywell International, Inc.	270,580	14,179
Northrop Grumman Corp.	123,400	7,126
Air Freight & Logistics — 1.5%
United Parcel Service, Inc. — Class B	282,400	19,836
Auto Components — 0.5%
Johnson Controls, Inc.	204,400	6,731
Beverages — 1.4%
PepsiCo, Inc.	298,625	18,798
Capital Markets — 4.0%
Ameriprise Financial, Inc.	290,300	13,551
BlackRock, Inc. — Class A	68,955	10,880
Goldman Sachs Group, Inc.	158,890	17,407
Invesco, Ltd.	579,790	11,636
Chemicals — 1.6%
Dow Chemical Co.	511,600	14,264
Praxair, Inc.	76,200	7,747
Commercial Banks — 7.4%
BB&T Corp.	697,800	16,287
M&T Bank Corp.	122,900	9,354
PNC Financial Services Group, Inc.	312,300	16,774
U.S. Bancorp	689,700	17,649
Wells Fargo & Co.	1,512,130	39,179
Commercial Services & Supplies — 1.5%
Avery Dennison Corp.	286,720	7,627
Waste Management, Inc.	360,300	11,864
Communications Equipment — 1.9%
Cisco Systems, Inc.	802,670	14,873
QUALCOMM, Inc.	201,800	10,413
Containers & Packaging — 0.7%
Owens-Illinois, Inc. ‡	433,700	8,709
Diversified Financial Services — 3.8%
Bank of America Corp.	2,208,300	15,083
JPMorgan Chase & Co.	1,044,890	36,320
Diversified Telecommunication Services — 3.3%
AT&T, Inc.	1,516,000	44,434
Electric Utilities — 1.6%
Exelon Corp.	477,700	21,205
Electrical Equipment — 1.1%
Cooper Industries PLC — Class A	281,400	14,762
Energy Equipment & Services — 1.2%
Baker Hughes, Inc.	284,300	16,487
Food & Staples Retailing — 1.3%
CVS Caremark Corp.	465,100	16,883
Food Products — 1.3%
Unilever NV	490,280	16,929
Health Care Equipment & Supplies — 1.7%
Covidien PLC	140,300	6,600
Medtronic, Inc.	446,800	15,522
Health Care Providers & Services — 1.3%
Cardinal Health, Inc.	400,400	17,726
Household Products — 3.3%
Colgate-Palmolive Co.	174,785	15,795
Procter & Gamble Co.	442,090	28,290
Industrial Conglomerates — 2.8%
General Electric Co.	1,564,800	26,148
Siemens AG ADR	109,700	11,515
Insurance — 6.0%
ACE, Ltd.	280,900	20,267
Chubb Corp.	296,900	19,907
Hartford Financial Services Group, Inc.	371,000	7,142
MetLife, Inc.	596,530	20,974
RenaissanceRe Holdings, Ltd.	181,500	12,364
Internet Software & Services — 0.9%
eBay, Inc. ‡	362,150	11,527
IT Services — 3.2%
Accenture PLC — Class A	200,900	12,106
Automatic Data Processing, Inc.	211,100	11,047
International Business Machines Corp.	107,310	19,813
Leisure Equipment & Products — 1.1%
Mattel, Inc.	510,400	14,414
Machinery — 2.6%
Caterpillar, Inc.	60,300	5,696
Deere & Co.	192,500	14,611
Eaton Corp.	221,700	9,937
Pentair, Inc.	132,500	4,763
Media — 3.2%
Comcast Corp. — Class A	1,072,600	25,153
Omnicom Group, Inc.	162,460	7,226
Walt Disney Co.	314,800	10,980
Metals & Mining — 1.1%
Barrick Gold Corp.	160,800	7,960
Compass Minerals International, Inc.	88,800	6,755
Multiline Retail — 1.4%
Target Corp.	344,500	18,861
Multi-Utilities — 4.5%
Dominion Resources, Inc.	322,000	16,612
PG&E Corp.	507,700	21,781
Xcel Energy, Inc.	841,324	21,748
Oil, Gas & Consumable Fuels — 12.9%
Anadarko Petroleum Corp.	284,400	22,325
Chevron Corp.	526,800	55,340
Exxon Mobil Corp.	493,100	38,506
Occidental Petroleum Corp.	311,400	28,942
Petroleo Brasileiro SA ADR	543,700	14,685
Ultra Petroleum Corp. ‡	351,700	11,205
Pharmaceuticals — 9.9%
Eli Lilly & Co.	311,450	11,573
Johnson & Johnson	406,000	26,142
Merck & Co., Inc.	1,178,900	40,672
Pfizer, Inc.	2,224,200	42,839
Teva Pharmaceutical Industries, Ltd. ADR	292,700	11,957
Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	603,150	14,801
Software — 1.1%
Microsoft Corp.	568,400	15,136
Specialty Retail — 1.7%
Lowe’s Cos., Inc.	634,100	13,329
Staples, Inc.	656,000	9,814
Tobacco — 1.1%
Philip Morris International, Inc.	218,125	15,240

Total Common Stocks (cost $1,303,732)		1,306,155

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 4.2%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $56,721 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 3.50% — 4.00%, due 06/15/2040 - 11/15/2040, with a value of $57,860.	$56,721	56,721
Total Repurchase Agreement (cost $56,721)

Total Investment Securities (cost $1,360,453) П		1,362,876
Other Assets and Liabilities — Net		(23,780)

Net Assets		$1,339,096

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 73	Annual Report 2011

Transamerica WMC Quality Value
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $1,363,032. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $67,570 and $67,726, respectively. Net unrealized depreciation for tax purposes is $156.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$1,212,019	$94,136	$—	$1,306,155
Repurchase Agreement	—	56,721	—	56,721
Total	$1,212,019	$150,857	$—	$1,362,876

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 74	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES
At October 31, 2011
(all amounts except per share amounts in thousands)

	Transamerica		Transamerica	Transamerica	Transamerica Logan		Transamerica
	AEGON Flexible	Transamerica AEGON	AEGON Money	AEGON Short-	Circle Emerging		Morgan Stanley
	Income(A)	High Yield Bond	Market (B)	Term Bond(C)	Markets Debt		Capital Growth(D)
Assets:
Investment securities, at value	$277,752	$867,111	$191,856	$2,887,007	$101,125		$610,040
Repurchase agreements, at value	4,503	70,695	17,280	64,718	1,679		86,854
Cash	—	—	—	3,894	—		—
Cash on deposit with broker	—	—	—	900	—		—
Foreign currency, at value	—	—	—	—	139		—
Receivables:
Investment securities sold	—	1,145	—	12,222	4,271		6,387
Shares of beneficial interest sold	451	7,023	727	7,343	257		590
Interest	4,124	14,760	135	31,547	1,784		—	(E)
Securities lending income (net)	11	39	—	36	—		16
Dividends	139	184	—	—	—		123
Money market waiver	—	—	75	—	—		—
Due from advisor	—	—	42	—	—		—
Prepaid expenses	—	1	—	5	—		—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	182		—

	$286,980	$960,958	$210,115	$3,007,672	$109,437		$704,010

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	—	24,369	—	33,836	8,542		73,607
Shares of beneficial interest redeemed	501	1,564	1,043	5,268	12		219
Management and advisory fees	100	296	—	1,116	28		226
Distribution and service fees	61	101	122	884	1		52
Trustees fees	1	2	1	11	—	(E)	1
Transfer agent fees	16	45	55	109	1		51
Administration fees	4	11	4	48	2		6
Distribution payable	—	—	1	4,342	—		—
Other	50	91	49	246	91		59
Collateral for securities on loan	34,430	156,717	—	140,723	—		53,900
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	191		—

	35,163	183,196	1,275	186,583	8,868		128,121

Net assets	$251,817	$777,762	$208,840	$2,821,089	$100,569		$575,889

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$325,557	$803,536	$208,840	$2,790,194	$100,299		$526,609
Undistributed (accumulated) net investment income (loss)	876	2,568	—	(2,420)	1,010		—
Undistributed (accumulated) net realized gain (loss) from investments	(81,469)	(24,556)	—	20,216	(117)		24,625
Net unrealized appreciation (depreciation) on:
Investment securities	6,863	(3,786)	—	13,123	(630)		24,626
Translation of assets and liabilities denominated in foreign currencies	(10)	—	—	(24)	7		29

Net assets	$251,817	$777,762	$208,840	$2,821,089	$100,569		$575,889

Net assets by class:
Class A	$65,393	$228,920	$112,490	$779,041	$2,247		$66,058
Class B	7,066	9,431	15,318				7,786
Class C	50,314	48,789	36,078	846,464	1,025		16,252
Class I	19,992	82,736	55	270,667	2,064		11,767
Class I2	109,052	388,633	17,612	924,917	95,233		407,302
Class P		19,253	27,287				66,724
Shares outstanding:
Class A	7,403	25,572	112,490	75,441	225		4,271
Class B	800	1,054	15,318				548
Class C	5,726	5,470	36,074	82,125	103		1,144
Class I	2,259	9,192	55	26,663	206		752
Class I2	12,314	43,084	17,611	91,178	9,515		37,153
Class P		2,150	27,287				4,302
Net asset value per share:
Class A	$8.83	$8.95	$1.00	$10.33	$10.00		$15.47
Class B	8.83	8.95	1.00				14.22
Class C	8.79	8.92	1.00	10.31	9.99		14.20
Class I	8.85	9.00	1.00	10.15	10.01		15.66
Class I2	8.86	9.02	1.00	10.14	10.01		10.96
Class P		8.96	1.00				15.51
Maximum offering price per share (F)
Class A	$9.27	$9.40	$1.00	$10.59	$10.50		$16.37

Investment securities, at cost	$270,889	$870,897	$191,856	$2,873,884	$101,755		$585,414

Repurchase agreement, at cost	$4,503	$70,695	$17,280	$64,718	$1,679		$86,854

Foreign currency, at cost	$—	$—	$—	$—	$139		$—

Securities loaned, at value	$33,731	$153,365	$—	$133,764	$—		$52,684

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 75	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At October 31, 2011
(all amounts except per share amounts in thousands)

	Transamerica			Transamerica		Transamerica
	Morgan Stanley		Transamerica	Systematic		TS&W		Transamerica		Transamerica
	Growth		Multi-Managed	Small/Mid Cap		International		WMC Diversified		WMC Diversified
	Opportunities(G)		Balanced(H)	Value(I)		Equity(K)		Equity(J)		Growth
Assets:
Investment securities, at value	$413,966		$342,116	$688,345		$123,340		$602,966		$1,161,326
Repurchase agreement, at value	8,369		21,427	16,700		1,882		9,546		12,979
Cash on deposit with broker	—		48	—		—		—		—
Foreign currency, at value	—		—	—		47		—		—
Receivables:
Investment securities sold	464		29,319	11,151		533		1,104		2,117
Shares of beneficial interest sold	466		3,264	3,102		26		83		62
Interest	—	(E)	984	—	(E)	—	(E)	—	(E)	—	(E)
Securities lending income (net)	87		—	17		—		12		31
Dividends	78		267	286		310		297		564
Dividend reclaims	—		2	—		156		93		479
Variation margin	—		45	—		—		—		—
Prepaid expenses	1		1	1		—		2		2

	$423,431		$397,473	$719,602		$126,294		$614,103		$1,177,560

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	—		45,793	3,937		380		7,748		14,848
Shares of beneficial interest redeemed	278		399	1,842		106		253		1,337
Management and advisory fees	366		265	393		83		383		1,016
Distribution and service fees	69		108	263		—		73		193
Trustees fees	1		1	2		—		2		5
Transfer agent fees	69		69	96		9		358		199
Administration fees	6		6	10		2		10		19
Dividends from securities sold short	—		21	—		—		—		—
Capital gains tax	—		—	—		16		—		—
Other	64		82	117		44		82		130
Collateral for securities on loan	73,153		—	92,766		—		42,108		68,028
Written options and swaptions, at value	—		11	—		—		—		—
Securities sold short, at value	—		14,169	—		—		—		—

	74,006		60,924	99,426		640		51,017		85,775

Net assets	$349,425		$336,549	$620,176		$125,654		$563,086		$1,091,785

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$286,735		$283,932	$627,531		$128,809		$482,207		$1,382,291
Undistributed (accumulated) net investment income (loss)	—		556	—		3,001		—		—
Undistributed (accumulated) net realized gain (loss) from investments	70,326		38,900	32,467		(2,719)		48,445		(435,430)
Net unrealized appreciation (depreciation) on:
Investment securities	(7,636)		13,063	(39,822)		(3,404)		32,419		144,780
Futures contracts	—		126	—		—		—		—
Written option and swaption contracts	—		31	—		—		—		—
Translation of assets and liabilities denominated in foreign currencies	—		(1)	—		(33)		15		144
Securities sold short	—		(58)	—		—		—		—

Net assets	$349,425		$336,549	$620,176		$125,654		$563,086		$1,091,785

Net assets by class:
Class A	$103,177		$107,146	$323,147		$490		$77,197		$374,873
Class B	9,636		9,996	33,830				5,420		21,556
Class C	14,288		38,868	181,765		113		13,393		33,092
Class I	9,954		12,086	68,499		78,738		1,127		5,954
Class I2	113,057			12,935		46,313		291,409		370,008
Class P	99,313		168,453					174,540		199,852
Class T										86,450
Shares outstanding:
Class A	9,436		4,591	15,650		36		5,276		39,835
Class B	963		430	1,726				372		2,495
Class C	1,422		1,684	9,370		8		920		3,813
Class I	875		517	3,258		5,833		76		612
Class I2	9,888			615		3,429		19,789		38,163
Class P	9,027		7,218					11,892		21,199
Class T										3,236
Net asset value per share:
Class A	$10.93		$23.34	$20.65		$13.47		$14.63		$9.41
Class B	10.01		23.23	19.60				14.57		8.64
Class C	10.05		23.09	19.40		13.40		14.55		8.68
Class I	11.37		23.40	21.03		13.50		14.74		9.72
Class I2	11.43			21.03		13.51		14.73		9.70
Class P	11.00		23.34					14.68		9.43
Class T										26.71
Maximum offering price per share(F)
Class A	$11.57		$24.70	$21.85		$14.25		$15.48		$9.96

Investment securities, at cost	$421,602		$329,053	$728,167		$126,744		$570,547		$1,016,546

Repurchase agreement, at cost	$8,369		$21,427	$16,700		$1,882		$9,546		$12,979

Foreign currency, at cost	$—		$—	$—		$47		$—		$—

Securities loaned, at value	$71,483		$—	$88,976		$—		$41,181		$66,290

Premium received on written option & swaption contracts	$—		$42	$—		$—		$—		$—

Proceeds received from securities sold short	$—		$14,111	$—		$—		$—		$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 76	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At October 31, 2011
(all amounts except per share amounts in thousands)

Transamerica
WMC Quality
Value
Assets:
Investment securities, at value	$1,306,155
Repurchase agreement, at value	56,721
Receivables:
Investment securities sold	5,255
Shares of beneficial interest sold	10
Interest	— (E)
Dividends	1,637
Dividend reclaims	45
Prepaid expenses	— (E)

$1,369,823

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	29,035
Shares of beneficial interest redeemed	788
Management and advisory fees	720
Distribution and service fees	2
Trustees fees	5
Transfer agent fees	9
Administration fees	21
Other	147

30,727

Net assets	$1,339,096

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,351,287
Undistributed (accumulated) net investment income (loss)	2,504
Undistributed (accumulated) net realized gain (loss) from investments	(17,118)
Net unrealized appreciation (depreciation) on:
Investment securities	2,423

Net assets	$1,339,096

Net assets by class:
Class A	$1,021
Class C	1,752
Class I	7,855
Class I2	1,328,468
Shares outstanding:
Class A	99
Class C	170
Class I	761
Class I2	128,786
Net asset value per share:
Class A	$10.30
Class C	10.29
Class I	10.31
Class I2	10.32
Maximum offering price per share (F)
Class A	$10.90

Investment securities, at cost	$1,303,732

Repurchase agreement, at cost	$56,721

(A)	Formerly, Transamerica Flexible Income.

(B)	Formerly, Transamerica Money Market.

(C)	Formerly, Transamerica Short-Term Bond.

(D)	Formerly, Transamerica Focus.

(E)	Rounds to less than $1.

(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I, I2, P, and T shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

(G)	Formerly, Transamerica Growth Opportunities.

(H)	Formerly, Transamerica Balanced.

(I)	Formerly, Transamerica Small/Mid Cap Value.

(J)	Formerly, Transamerica Diversified Equity.

(K)	Formerly, TS&W International Equity.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 77	Annual Report 2011

STATEMENTS OF OPERATIONS
For the year ended October 31, 2011
(all amounts in thousands)

					Transamerica
	Transamerica	Transamerica	Transamerica	Transamerica	Logan Circle
	AEGON Flexible	AEGON High Yield	AEGON Money	AEGON Short-Term	Emerging Markets
	Income(A)	Bond	Market(B)	Bond(C)	Debt(K)
Investment income:
Dividend income	$701	$643	$—	$—	$—
Withholding taxes on foreign income	(2)	—	—	—	(8)
Interest income	15,827	56,375	433	125,736	901
Securities lending income (net)	105	392	—	278	—

	16,631	57,410	433	126,014	893

Expenses:
Management and advisory	1,183	4,280	837	13,385	94
Distribution and service:
Class A	217	662	393	2,901	1
Class B	87	116	159
Class C	431	467	324	8,443	1
Class P		53	—
Transfer agent:
Class A	88	314	408	405	—	(D)
Class B	21	21	56
Class C	42	50	57	571	—	(D)
Class I	20	37	2	267	—	(D)
Class I2	9	32	1	72	1
Class P		37	47		—	(D)
Printing and shareholder reports	44	88	70	388
Custody	51	108	50	324	14
Administration	50	147	42	573	3
Legal	9	27	8	110	2
Audit and tax	19	20	15	21	20
Trustees	4	13	4	51	—	(D)
Registration	72	118	97	147	56
Other	6	14	20	45	2

Total expenses	2,353	6,604	2,590	27,703	194

Fund expenses waived	—	(32)	(749)	—	(35)
Class expense recaptured or (reimbursed)/(waived):
Class A	(62)	—	(783)	(829)	—	(D)
Class B	—	—	(213)		—	(D)
Class C	—	—	(376)	—	—
Class I	—	—	(2)	—	—	(D)
Class I2	—	—	(1)	—	(1)
Class P		(37)	(47)

Total expense recaptured or (reimbursed)/(waived)	(62)	(69)	(2,171)	(829)	(36)

Net expenses	2,291	6,535	419	26,874	158

Net investment income	14,340	50,875	14	99,140	735

Net realized gain (loss) on transactions from:
Investment securities	3,727	28,507	—	26,796	(167)
Futures contracts	—	—	—	(5,854)	—
Foreign currency transactions	(51)	—	—	45	319

Net realized gain (loss)	3,676	28,507	—	20,987	152

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(8,685)	(47,639)	—	(68,636)	(630)
Futures contracts	—	—	—	1,743	—

Translation of assets and liabilities denominated in foreign currencies	(16)	—	—	(49)	7

Net change in unrealized appreciation (depreciation)	(8,701)	(47,639)	—	(66,942)	(623)

Net realized and change in unrealized loss:	(5,025)	(19,132)	—	(45,955)	(471)

Net increase in net assets resulting from operations	$9,315	$31,743	$14	$53,185	$264

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 78	Annual Report 2011

STATEMENTS OF OPERATIONS (Continued)
For the year ended October 31, 2011
(all amounts in thousands)

Transamerica	Transamerica
Transamerica	Morgan Stanley	Transamerica	Systematic	Transamerica
Morgan Stanley	Growth	Multi-Managed	Small/Mid Cap	TS&W International
Capital Growth(E)	Opportunities(F)	Balanced(G)	Value(H)	Equity(I)
Investment income:
Dividend income	$1,364	$2,716	$3,544	$7,453	$4,797
Withholding taxes on foreign income	(52)	(70)	(26)	(6)	(365)
Interest income	—	(D)	2	6,141	2	—
Securities lending income (net)	97	905	44	250	—

1,409	3,553	9,703	7,699	4,432

Expenses:
Management and advisory	1,458	2,888	2,846	5,206	850
Distribution and service:
Class A	216	346	436	1,211	1
Class B	94	121	126	398
Class C	157	149	347	1,948	1
Class P	189	291	504
Transfer agent:
Class A	218	400	325	704	—	(D)
Class B	49	49	56	84
Class C	39	59	61	337	—	(D)
Class I	6	8	8	77	101
Class I2	1	9	1	2
Class P	165	221	368
Printing and shareholder reports	61	82	86	218	27
Custody	35	82	124	85	81
Administration	36	74	76	132	66
Legal	10	14	14	25	13
Audit and tax	17	17	20	16	18
Trustees	4	7	7	12	5
Registration	93	79	136	88	74
Other	5	10	9	13	10

Total expenses	2,853	4,906	5,549	10,555	1,249

Fund expenses waived	—	—	(92)	—	—
Class expense recaptured or (reimbursed)/(waived):
Class A	(51)	112	—	—	—	(D)
Class B	(23)	13	—	—
Class C	3	18	—	—	—
Class I	1	—	(D)	1	—	—
Class P	2	—	(367)

Total expense recaptured or (reimbursed)/(waived)	(68)	143	(458)	—	—	(D)

Net expenses	2,785	5,049	5,091	10,555	1,249

Net investment income (loss)	(1,376)	(1,496)	4,612	(2,856)	3,183

Net realized gain (loss) on transactions from:
Investment securities	39,695	117,876	79,075	193,786	1,831
Futures contracts	—	—	(55)	—	—
Written option & swaption contracts	—	—	89	—	—
Securities sold short	—	—	(206)	—	—
Foreign currency transactions	(126)	(326)	1	—	(84)

Net realized gain (loss)	39,569	117,550	78,904	193,786	1,747

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(10,649)	(80,212)	(48,629)	(151,551)	(10,486)
Futures contracts	—	—	126	—	—
Written option and swaption contracts	—	—	31	—	—
Translation of assets and liabilities denominated in foreign currencies	29	—	(1)	—	9
Securities sold short	—	—	(58)	—	—

Net change in unrealized appreciation (depreciation)	(10,620)	(80,212)	(48,531)	(151,551)	(10,477)

Net realized and change in unrealized gain (loss):	28,949	37,338	30,373	42,235	(8,730)

Net increase (decrease) in net assets resulting from operations	$27,573	$35,842	34,985	39,379	$(5,547)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 79	Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the year ended October 31, 2011
(all amounts in thousands)

Transamerica WMC	Transamerica WMC	Transamerica WMC
Diversified Equity(J)	Diversified Growth	Quality Value(L)

Investment income:
Dividend income	$8,760	$14,338	$27,830
Withholding taxes on foreign income	(38)	(48)	(208)
Interest income	38	3	5
Securities lending income (net)	120	314	—

8,880	14,607	27,627

Expenses:
Management and advisory	5,864	9,077	8,090
Distribution and service:
Class A	293	1,328	3
Class B	68	267
Class C	147	363	12
Class P	732	603
Transfer agent:
Class A	435	1,182	2
Class B	35	125
Class C	67	142	2
Class I	3	7	2
Class I2	31	37	87
Class P	1,482	506
Class T	142
Printing and shareholder reports	105	79	58
Custody	108	183	124
Administration	163	255	233
Legal	29	48	62
Audit and tax	24	—	18
Trustees	15	24	24
Registration	110	103	142
Other	16	32	19

Total expenses	9,727	14,503	8,878

Class expense recaptured or (reimbursed)/(waived):
Class A	(117)	338	—
Class B	(9)	(18)
Class C	(11)	4	—
Class I	—	(D)	—	—
Class P	(1,154)	(187)

Total expense recaptured or (reimbursed)/(waived)	(1,291)	137	—

Net expenses	8,436	14,640	8,878

Net investment income (loss)	444	(33)	18,749

Net realized gain (loss) on transactions from:
Investment securities	110,534	58,085	(17,118)
Foreign currency transactions	1	1	—

Net realized gain (loss)	110,535	58,086	(17,118)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(76,626)	9,331	2,423
Translation of assets and liabilities denominated in foreign currencies	5	51	—

Net change in unrealized appreciation (depreciation)	(76,621)	9,382	2,423

Net realized and change in unrealized gain (loss):	33,914	67,468	(14,695)

Net increase in net assets resulting from operations	$34,358	$67,435	$4,054

(A)	Formerly, Transamerica Flexible Income.

(B)	Formerly, Transamerica Money Market.

(C)	Formerly, Transamerica Short-Term Bond.

(D)	Rounds to less than $1 or $(1).

(E)	Formerly, Transamerica Focus.

(F)	Formerly, Transamerica Growth Opportunities.

(G)	Formerly, Transamerica Balanced.

(H)	Formerly, Transamerica Small/Mid Cap Value.

(I)	Formerly, TS&W International Equity.

(J)	Formerly, Transamerica Diversified Equity.

(K)	Commenced operations on August 31, 2011.

(L)	Commenced operations on November 15, 2010.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 80	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended:
(all amounts in thousands)

Transamerica AEGON Flexible	Transamerica AEGON High Yield	Transamerica AEGON Money
Income(A)	Bond	Market(B)
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2011	2010(C)	31, 2011	2010(C)	2011	2010(C)

From operations:
Net investment income	$14,340	$14,706	$50,875	$48,143	$14	$16
Net realized gain (loss)(D)	3,676	17,969	28,507	24,273	—	—
Net change in unrealized appreciation (depreciation)	(8,701)	1,881	(47,639)	30,571	—	—

Net increase in net assets resulting from operations	9,315	34,556	31,743	102,987	14	16

Net equalization credit and charges	—	—	—	—	—	(84)

Distributions to shareholders:
From net investment income:
Class A	(3,489)	(2,777)	(12,399)	(7,929)	(3)	(5)
Class B	(416)	(566)	(682)	(917)	(1)	(1)
Class C	(2,181)	(1,393)	(2,837)	(2,048)	(1)	(2)
Class I	(987)	(209)	(2,173)	(642)	—	(E)	—	(E)
Class I2	(7,295)	(10,854)	(30,575)	(35,273)	(4)	(3)
Class P	(1,368)	(2,091)	(5)	(4)

Total distributions to shareholders	(14,368)	(15,799)	(50,034)	(48,900)	(14)	(15)

Capital share transactions:
Proceeds from shares sold:
Class A	37,059	40,020	170,969	175,590	96,642	87,174
Class B	1,645	4,135	872	5,029	9,304	7,885
Class C	34,498	34,689	18,711	25,217	32,873	20,292
Class I	22,523	10,503	77,275	27,869	—	55
Class I2	419	3,933	117,637	16,456	19,769	8,382
Class P	37,103	43,121	7,531	11,682

96,144	93,280	422,567	293,282	166,119	135,470

Issued from fund acquisition:
Class A	—	13,041	—	—	—	—
Class B	—	2,469	—	—	—	—
Class C	—	5,997	—	—	—	—
Class I2	—	53,655	—	42,041	—	—
Class P	—	51,472	—	43,668

—	75,162	—	93,513	—	43,668

Dividends and distributions reinvested:
Class A	2,848	2,040	10,773	6,300	3	4
Class B	308	400	479	565	1	1
Class C	1,242	718	1,883	1,325	1	1
Class I	542	41	1,397	264	—	(E)	—	(E)
Class I2	7,295	10,854	30,575	35,273	4	4
Class P	1,322	2,035	5	4

12,235	14,053	46,429	45,762	14	14

Cost of shares redeemed:
Class A	(30,886)	(29,821)	(146,735)	(67,766)	(106,542)	(119,147)
Class B	(2,689)	(3,008)	(2,719)	(2,899)	(10,784)	(18,940)
Class C	(20,629)	(20,023)	(12,369)	(6,669)	(30,595)	(32,675)
Class I	(12,507)	(1,014)	(23,545)	(1,970)	—	(E)	—
Class I2	(43,197)	(66,476)	(153,205)	(195,700)	(23,936)	(20,731)
Class P	(40,924)	(76,785)	(12,309)	(23,294)

(109,908)	(120,342)	(379,497)	(351,789)	(184,166)	(214,787)

Automatic conversions:
Class A	2,688	2,342	2,901	1,788	2,643	5,116
Class B	(2,688)	(2,342)	(2,901)	(1,788)	(2,643)	(5,116)

—	—	—	—	—	—

Fair fund settlement:
Class A	—	—	—	3	—	1
Class B	—	—	—	—	(E)	—	—	(E)
Class C	—	—	—	1	—	—	(E)
Class I	—	—	—	—	(E)	—	—	(E)
Class I2	—	—	—	21	—	—	(E)
Class P	—	—	—	2	—	—	(E)

—	—	—	27	—	1

Net income equalization	—	—	—	—	—	84

Net increase (decrease) in net assets resulting from capital shares transactions	(1,529)	62,153	89,499	80,795	(18,033)	(35,550)

Net increase (decrease) in net assets	(6,582)	80,910	71,208	134,882	(18,033)	(35,633)
Net assets:
Beginning of year	$258,399	$177,489	$706,554	$571,672	$226,873	$262,506

End of year	$251,817	$258,399	$777,762	$706,554	$208,840	$226,873

Undistributed net investment income	$876	$748	$2,568	$1,697	$—	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 81	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica AEGON Flexible	Transamerica AEGON High Yield	Transamerica AEGON Money
Income(A)	Bond	Market(B)
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2011	2010(C)	2011	2010(C)	2011	2010(C)

Share activity:
Shares issued:
Class A	4,106	4,626	19,065	19,958	96,642	87,173
Class B	183	479	96	578	9,304	7,884
Class C	3,846	4,015	2,054	2,873	32,873	20,292
Class I	2,493	1,195	8,701	3,130	—	55
Class I2	46	460	12,683	1,868	19,769	8,382
Class P	4,043	4,932	7,531	11,681

10,674	10,775	46,642	33,339	166,119	135,467

Shares issued on fund acquisition:
Class A	—	1,554	—	—	—	—
Class B	—	294	—	—	—	—
Class C	—	717	—	—	—	—
Class I2	—	6,372	—	4,928	—	—
Class P	—	6,070	—	43,668

—	8,937	—	10,998	—	43,668

Shares issued-reinvested from distributions:
Class A	318	236	1,183	718	3	4
Class B	34	46	53	65	—	(F)	1
Class C	139	83	208	152	1	1
Class I	60	5	154	30	—	(F)	—	(F)
Class I2	812	1,254	3,340	4,026	4	4
Class P	145	233	6	4

1,363	1,624	5,083	5,224	14	14

Shares redeemed:
Class A	(3,446)	(3,460)	(16,105)	(7,735)	(106,542)	(119,147)
Class B	(300)	(347)	(297)	(331)	(10,784)	(18,940)
Class C	(2,308)	(2,327)	(1,373)	(765)	(30,595)	(32,675)
Class I	(1,379)	(115)	(2,603)	(220)	—
Class I2	(4,790)	(7,637)	(17,227)	(22,168)	(23,936)	(20,731)
Class P	(4,435)	(8,838)	(12,309)	(23,294)

(12,223)	(13,886)	(42,040)	(40,057)	(184,166)	(214,787)

Automatic conversions:
Class A	298	270	315	205	2,643	5,116
Class B	(297)	(270)	(315)	(205)	(2,643)	(5,116)

1	—	—	—	—	—

Net increase (decrease) in shares outstanding:
Class A	1,276	3,226	4,458	13,146	(7,254)	(26,854)
Class B	(380)	202	(463)	107	(4,123)	(16,171)
Class C	1,677	2,488	889	2,260	2,279	(12,382)
Class I	1,174	1,085	6,252	2,940	—	(F)	55
Class I2	(3,932)	449	(1,204)	(11,346)	(4,163)	(12,345)
Class P	(247)	2,397	(4,772)	32,059

(185)	7,450	9,685	9,504	(18,033)	(35,638)

The notes to the financial statements are an integral part of this report

Transamerica Funds	Page 82	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica Logan
Transamerica AEGON Short-Term	Circle Emerging	Transamerica Morgan Stanley Capital
Bond(G)	Markets Debt(M)	Growth(H)
October 31,	October 31,	October 31,	October 31,	October 31,
2011	2010(C)	2011	2011	2010(Q)

From operations:
Net investment income (loss)	$99,140	$89,019	$735	$(1,376)	$(1,060)
Net realized gain (loss)(D)	20,987	19,510	152	39,569	4,802
Net change in unrealized appreciation (depreciation)	(66,942)	35,517	(623)	(10,620)	22,155

Net increase in net assets resulting from operations	53,185	144,046	264	27,573	25,897

Distributions to shareholders:
From net investment income:
Class A	(30,442)	(25,649)	—	(E)	—	(54)
Class B	—	(10)
Class C	(24,518)	(20,162)	—	(E)	—	(9)
Class I	(9,068)	(4,071)	(1)	—	—	(E)
Class I2	(37,865)	(39,448)	(41)	—
Class P	—	(105)

(101,893)	(89,330)	(42)	—	(178)

From net realized gains:
Class A	(1,873)	—	—	—	—
Class C	(1,877)	—	—	—	—
Class I	(450)	—	—	—	—
Class I2	(2,237)	—	—	—	—

(6,437)	—	—	—	—

Total distributions to shareholders	(108,330)	(89,330)	(42)	—	(178)

Capital share transactions:
Proceeds from shares sold:
Investor Class	127
Class A	359,599	868,148	2,312	23,000	2,879
Class B	838	764
Class C	268,987	578,716	996	5,007	631
Class I	245,690	274,807	2,018	12,513	429
Class I2	181,462	338,251	95,239	398,989
Class P	11,925	2,885

1,055,738	2,059,922	100,565	452,272	7,715

Issued from fund acquisition:
Class A	—	—	—	—	39,661
Class B	—	18,628
Class C	—	—	—	—	13,950
Class P	—	68,302

—	—	—	—	140,541

Dividends and distributions reinvested:
Class A	25,781	18,561	—	(E)	—	51
Class B	—	9
Class C	18,792	13,088	—	(E)	—	8
Class I	4,400	810	1	—	—	(E)
Class I2	40,262	39,349	41	—
Class P	—	104

89,235	71,808	42	—	172

Redeemed due to acquisition:
Investor Class	—	—	—	—	(68,302)

Cost of shares redeemed:
Investor Class	(166)
Class A	(446,889)	(335,135)	(117)	(13,729)	(8,976)
Class B	(1,726)	(3,226)
Class C	(259,670)	(88,854)	—	(E)	(3,013)	(3,668)
Class I	(173,095)	(79,367)	—	(E)	(1,164)	(50)
Class I2	(278,428)	(111,416)	(143)	(1,581)
Class P	(24,833)	(11,367)

(1,158,082)	(614,772)	(260)	(46,046)	(27,453)

Automatic conversions:
Class A	—	—	—	2,418	7,775
Class B	(2,418)	(7,775)

—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	(13,109)	1,516,958	100,347	406,226	52,673

Net increase (decrease) in net assets	(68,254)	1,571,674	100,569	433,799	78,392

Net assets:
Beginning of year	$2,889,343	$1,317,669	$—	$142,090	$63,698

End of year	$2,821,089	$2,889,343	$100,569	$575,889	$142,090

Undistributed (accumulated) net investment income (loss)	$(2,420)	$(2,187)	$1,010	$—	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 83	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica Logan Circle
Transamerica AEGON Short-Term	Emerging	Transamerica Morgan Stanley
Bond(G)	Markets Debt(M)	Capital Growth(H)
October 31,	October 31,	October 31,	October 31,	October 31,
2011	2010(C)	2011	2011	2010(Q)

Share activity:
Shares issued:
Investor Class	8
Class A	34,402	83,747	237	1,461	232
Class B	58	67
Class C	25,782	55,769	103	347	54
Class I	23,932	26,816	206	794	35
Class I2	17,710	33,121	9,526	37,298
Class P	766	234

101,826	199,453	10,072	40,724	630

Shares issued on fund acquisition:
Class A	—	—	—	—	3,369
Class B	—	1,700
Class C	—	—	—	—	1,275
Class P	—	5,802

—	—	—	—	12,146

Shares issued-reinvested from distributions:
Class A	2,470	1,783	—	(F)	—	4
Class B	—	1
Class C	1,804	1,260	—	(F)	—	1
Class I	429	79	—	(F)	—	—	(F)
Class I2	3,925	3,852	4	—
Class P	—	9

8,628	6,974	4	—	15

Shares redeemed due to acquisition:
Investor Class	—	—	—	—	3,672

Shares redeemed:
Investor Class	(10)
Class A	(42,838)	(32,381)	(12)	(869)	(734)
Class B	(119)	(288)
Class C	(24,915)	(8,542)	—	(F)	(209)	(324)

Class I	(16,874)	(7,719)	—	(73)	(4)
Class I2	(27,058)	(10,852)	(15)	(145)
Class P	(1,566)	(943)

(111,685)	(59,494)	(27)	(2,981)	(2,303)

Automatic conversions:
Class A	—	—	—	156	652
Class B	(169)	(702)

—	—	—	(13)	(50)

Net increase (decrease) in shares outstanding:
Investor Class	(3,674)
Class A	(5,966)	53,149	225	748	3,523
Class B	(230)	778
Class C	2,671	48,487	103	138	1,006
Class I	7,487	19,176	206	721	31
Class I2	(5,423)	26,121	9,515	37,153
Class P	(800)	5,102

(1,231)	146,933	10,049	37,730	6,766

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 84	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica Morgan Stanley	Transamerica Multi-Managed	Transamerica Systematic Small/Mid Cap
Growth Opportunities(I)	Balanced(J)	Value(K)
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2011	2010(C)	2011	2010	2011	2010(C)

From operations:
Net investment income (loss)	$(1,496)	$(384)	$4,612	$9,489	$(2,856)	$(1,635)
Net realized gain (loss)(D)	117,550	22,355	78,904	33,723	193,786	39,083
Net change in unrealized appreciation (depreciation)	(80,212)	51,638	(48,531)	19,335	(151,551)	69,238

Net increase in net assets resulting from operations	35,842	73,609	34,985	62,547	39,379	106,686

Net equalization credit and charges	—	—	(14,794)	—	—	—

Distributions to shareholders:
From net investment income:
Class A	—	—	(1,337)	(2,267)	—	—
Class B	—	—	(46)	(269)	—	—
Class C	—	—	(239)	(479)	—	—
Class I	(8)	—	(95)	(5)	—	—
Class I2	(576)	—	—	—
Class P	(112)	(2,803)	(6,337)	—	—

Total distributions to shareholders	(696)	—	(4,520)	(9,357)	—	—

Capital share transactions:
Proceeds from shares sold:
Class A	53,115	2,816	58,119	7,851	144,418	128,433
Class B	805	1,026	1,366	1,097	1,532	8,100
Class C	3,521	1,364	19,491	1,724	48,478	50,351
Class I	12,282	772	15,514	302	67,684	49,227
Class I2	1,151	19,035	905	2,506
Class P	12,809	3,868	21,072	25,698

83,683	28,881	115,562	36,672	263,017	238,617

Issued from fund acquisition:
Class A	—	—	—	18,932	—	—
Class B	—	—	—	3,855	—	—
Class C	—	—	—	5,342	—	—
Class P	—	96,199	—	281,788	—	—

Dividends and distributions reinvested:	—	96,199	—	309,917	—	—

Class A	—	—	1,253	2,132	—	—
Class B	—	—	45	256	—	—
Class C	—	—	208	430	—	—
Class I	3	49	3	—	—
Class I2	576	—	—
Class P	112	2,782	6,308

691	—	4,337	9,129	—	—

Cost of shares redeemed:
Class A	(18,918)	(10,186)	(60,819)	(16,364)	(128,843)	(112,530)
Class B	(1,941)	(2,202)	(2,492)	(3,595)	(6,989)	(6,385)
Class C	(3,362)	(2,378)	(7,139)	(4,123)	(50,447)	(29,483)
Class I	(3,328)	(33)	(3,914)	(59)	(38,074)	(11,419)
Class I2	(8,256)	(55,843)	(5,604)	(597)
Class P	(31,828)	(15,721)	(73,052)	(146,174)

(67,633)	(86,363)	(147,416)	(170,315)	(229,957)	(160,414)

Automatic conversions:
Class A	3,139	3,838	4,839	7,711	2,578	6,686
Class B	(3,139)	(3,838)	(4,839)	(7,711)	(2,578)	(6,686)

—	—	—	—	—	—

Fair fund settlement:
Class A	1	31	—	2	—	—
Class B	—	(E)	9	—	—	(E)	—	—
Class C	—	(E)	7	—	1	—	—
Class I	—	(E)	—	(E)	—	—	(E)	—	—
Class I2	2	73	—	—
Class P	1	57	—	6
4	177	—	9	—	—
Net income equalization	—	—	14,794	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	16,745	38,894	(12,723)	185,412	33,060	78,203

Net increase in net assets	51,891	112,503	2,948	238,602	72,439	184,889

Net assets:
Beginning of year	$297,534	$185,031	$333,601	$94,999	$547,737	$362,848

End of year	$349,425	$297,534	$336,549	$333,601	$620,176	$547,737

Undistributed net investment income	$—	$—	$556	$326	$—	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 85	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica Morgan Stanley	Transamerica Multi-Managed	Transamerica Systematic
Growth Opportunities(I)	Balanced(J)	Small/Mid Cap Value(K)
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2011	2010(C)	2011	2010	2011	2010(C)

Share activity:
Shares issued:
Class A	4,731	325	2,540	391	6,627	7,470
Class B	77	129	59	57	74	493
Class C	334	169	846	87	2,347	3,065
Class I	1,070	84	669	15	2,999	2,756
Class I2	97	2,050	40	141
Class P	1,121	444	914	1,305

7,430	3,201	5,028	1,855	12,087	13,925

Shares issued on fund acquisition:
Class A	—	—	—	1,014	—	—
Class B	—	—	—	207	—	—
Class C	—	—	—	289	—	—
Class P	—	12,010	—	15,093

—	12,010	—	16,603	—	—

Shares issued-reinvested from distributions:
Class A	—	—	55	108	—	—
Class B	—	—	2	13	—	—
Class C	—	—	9	22	—	—
Class I	—	(F)	—	2	—	(F)	—	—
Class I2	51	—	—	—
Class P	10	—	121	322

61	—	189	465	—	—

Shares redeemed:
Class A	(1,647)	(1,176)	(2,664)	(842)	(6,093)	(6,565)
Class B	(187)	(278)	(108)	(186)	(345)	(393)
Class C	(319)	(298)	(312)	(214)	(2,491)	(1,833)
Class I	(275)	(4)	(166)	(3)	(1,848)	(649)
Class I2	(713)	(5,908)	(256)	(35)
Class P	(2,751)	(1,807)	(3,127)	(7,410)

(5,892)	9,471	(6,377)	(8,655)	(11,033)	(9,475)

Automatic conversions:
Class A	274	455	209	403	122	400
Class B	(299)	(492)	(210)	(404)	(128)	(417)

(25)	(37)	(1)	(1)	(6)	(17)

Net increase (decrease) in shares outstanding:
Class A	3,358	(396)	140	1,074	656	1,305
Class B	(409)	(641)	(257)	(313)	(399)	(317)
Class C	15	(129)	543	184	(144)	1,232
Class I	795	80	505	12	1,151	2,107
Class I2	(565)	(3,858)	(216)	106
Class P	(1,620)	10,647	(2,092)	9,310

1,574	5,703	(1,161)	10,267	1,048	4,433

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 86	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica TS&W International	Transamerica WMC Diversified	Transamerica WMC Diversified
Equity	Equity(L)	Growth
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2011(N)	2010(R) *	2011	2010(C) (O)	2011	2010(C)

From operations:
Net investment income (loss)	$3,183	$1,185	$444	$11,516	$(33)	$1,316
Net realized gain (loss)(D)	1,747	2,129	110,535	12,131	58,086	208,600
Net change in unrealized appreciation (depreciation)	(10,477)	5,643	(76,621)	75,160	9,382	(14,928)

Net increase (decrease) in net assets resulting from operations	(5,547)	8,957	34,358	98,807	67,435	194,988

Net equalization credit and charges	—	—	(5,091)	—	—	—

Distributions to shareholders:
From net investment income:
Fund Level	(1,049)	(844)
Investor Class	(879)
Class A	—	(914)	(118)	—	—
Class B	(19)	(5)	—	—
Class C	—	(61)	(8)	—	—
Class I	—	(7)	—	(E)	—	(45)
Class I2	(6,482)	(144)	—	(3,761)
Class P	(4,645)	(519)	—	(2,080)

Total distributions to shareholders	(1,049)	(844)	(12,128)	(1,673)	—	(5,886)

Capital share transactions:
Proceeds from shares sold:
Fund Level	1,812	15,234
Investor Class	2,312
Class A	458	2,457	1,803	110,526	13,236
Class B	391	466	1,517	2,191
Class C	28	505	413	2,496	1,883
Class I	7,302	1,072	469	4,479	12,918
Class I2	50,397	60,732	273,045	62,445	40,492
Class P	49,683	46,384	10,161	26,286
Class T	4,639	3,704

59,997	15,234	114,840	324,892	196,263	100,710

Issued from fund acquisition:
Class A	100	—	86,981	—	—
Class B	—	10,090	—	—
Class C	100	—	16,272	—	—
Class I	83,612	—	—	—	—
Class I2	—	(E)	—	63,778	—	80,466
Class P	—	276,775	—	459,628

83,812	—	—	453,896	—	540,094

Dividends and distributions reinvested:
Fund Level	1,003	816
Investor Class	552
Class A	—	882	113	—	—
Class B	18	5	—	—
Class C	—	57	8	—	—
Class I	—	6	—	(E)	—	4
Class I2	—	6,482	144	—	3,733
Class P	2,688	325	—	2,040

1,003	816	10,133	1,147	—	5,777

Redeemed due to acquisition:
Fund Level	(83,612)	—	—	—	—
Investor Class	—	—	(276,775)	—	—

Cost of shares redeemed:
Fund Level	(1,336)	(13,496)
Investor Class	(2,056)
Class A	(40)	(14,152)	(15,911)	(64,099)	(63,192)
Class B	(1,115)	(1,542)	(4,488)	(6,687)
Class C	(1)	(2,596)	(3,183)	(7,483)	(8,859)
Class I	(2,844)	(314)	(62)	(1,499)	(10,518)
Class I2	—	(E)	(134,434)	(14,522)	(139,238)	(421,721)
Class P	(220,859)	(34,102)	(93,202)	(249,854)
Class T	(17,820)	(13,273)

(4,221)	(13,496)	(373,470)	(71,378)	(327,829)	(774,104)

Redemption fee:
Fund Level	—	4	—	—	—	—

Automatic conversions:
Class A	1,868	2,053	7,139	10,681
Class B	(1,868)	(2,053)	(7,139)	(10,681)

—	—	—	—	—	—

Fair fund settlement:
Class A	—	—	(E)	73	—	1
Class B	—	(E)	8	—	—	(E)
Class C	—	—	(E)	13	—	—	(E)
Class I	—	—	(E)	—	(E)	—	—	(E)
Class I2	—	2	275	—	1
Class P	2	242	—	1
Class T	—	—	(E)

—	—	4	611	—	3

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 87	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica TS&W International	Transamerica WMC Diversified	Transamerica WMC Diversified
Equity	Equity(L)	Growth
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2011(N)	2010 (R) *	2011	2010(C) (O)	2011	2010(C)
Net income equalization:	—	—	5,091	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	56,979	2,558	(243,402)	432,393	(131,566)	(127,520)

Net increase (decrease) in net assets	50,383	10,671	(226,263)	529,527	(64,131)	61,582

Net assets:
Beginning of year	$75,271	$64,600	$789,349	$259,822	$1,155,916	$1,094,334

End of year	$125,654	$75,271	$563,086	$789,349	$1,091,785	$1,155,916

Undistributed net investment income	$3,001	$953	$—	$10,396	$—	$—

Share activity:
Shares issued:
Fund Level	136	1,216
Investor class	139
Class A	32	165	135	11,597	1,615
Class B	26	36	172	288
Class C	1	33	31	283	248
Class I	526	68	33	449	1,551
Class I2	3,429	3,930	21,090	6,336	4,973
Class P	3,227	3,606	1,062	3,236
Class T	169	158

4,124	1,216	7,449	25,070	20,068	12,069

Shares issued on fund acquisition:
Class A	7	—	6,767	—	—
Class B	—	785	—	—
Class C	7	—	1,266	—	—
Class I	5,502	—	—	—	9,765
Class I2	—	(F)	—	4,961	—	9,765
Class P	—	21,531	—	56,955

5,516	—	—	35,310	—	66,720

Shares issued-reinvested from distributions:
Fund Level	71	64
Investor class	43
Class A	—	58	9	—	—
Class B	1	—	(F)	—	—
Class C	—	4	1	—	—
Class I	—	—	(F)	—	(F)	—	—	(F)
Class I2	—	427	11	—	459
Class P	177	25	—	256

71	64	667	89	—	715

Shares Redeemed due to acquisition
Fund Level	(5,502)	—	—	—	—
Investor class	—	—	(21,531)	—	—

Shares redeemed:
Fund Level	(94)	(1,039)
Investor class	(166)
Class A	(3)	(933)	(1,209)	(6,656)	(7,654)
Class B	(74)	(118)	(508)	(881)
Class C	—	(F)	(173)	(242)	(845)	(1,162)
Class I	(195)	(21)	(4)	(154)	(1,234)
Class I2	—	(F)	(9,517)	(1,113)	(14,915)	(51,333)
Class P	(14,091)	(2,583)	(9,612)	(30,698)
Class T	(647)	(581)

(292)	(1,039)	(24,809)	(5,435)	(33,337)	(93,543)

Automatic conversions:
Class A	125	159	748	1,325
Class B	(125)	(159)	(812)	(1,429)

—	—	—	(64)	(104)

Net increase (decrease) in shares outstanding:
Fund Level	(5,389)	241
Investor class	(21,515)
Class A	36	(585)	5,861	5,689	(4,714)
Class B	(172)	544	(1,148)	(2,022)
Class C	8	(136)	1,056	(562)	(914)
Class I	5,833	47	29	295	317
Class I2	3,429	(5,160)	24,949	(8,579)	(36,136)
Class P	(10,687)	22,579	(8,550)	29,749
Class T	(478)	(423)

3,917	241	(16,693)	33,503	(13,333)	(14,143)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 88	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

Transamerica
WMC Quality
Value(P)
October 31, 2011

From operations:
Net investment income	$18,749
Net realized gain (loss)(D)	(17,118)
Net change in unrealized appreciation (depreciation)
Net increase in net assets resulting from operations	2,423

4,054

Distributions to shareholders:
From net investment income:
Class A	(8)
Class C	(7)
Class I	(7)
Class I2	(16,285)

Total distributions to shareholders	(16,307)

Capital share transactions:
Proceeds from shares sold:
Class A	1,252
Class C	1,967
Class I	7,832
Class I2	1,510,101

1,521,152

Dividends and distributions reinvested:
Class A	7
Class C	6
Class I	7
Class I2	16,285

16,305

Cost of shares redeemed:
Class A	(186)
Class C	(131)
Class I	(330)
Class I2	(185,461)

(186,108)

Net increase in net assets resulting from capital shares transactions	1,351,349

Net increase in net assets	1,339,096

Net assets:
Beginning of year	$—

End of year	$1,339,096

Undistributed net investment income	$2,504

Share activity:
Shares issued:
Class A	115
Class C	182
Class I	791
Class I2	145,726

146,814

Shares issued-reinvested from distributions:
Class A	1
Class C	—	(F)
Class I	1
Class I2	1,557

1,559

Shares redeemed:
Class A	(17)
Class C	(12)
Class I	(31)
Class I2	(18,497)

(18,557)

Net increase (decrease) in shares outstanding:
Investor Class
Class A	99
Class C	170
Class I	761
Class I2	128,786

129,816

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 89	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the year ended:
(all amounts in thousands)

(A)	Formerly, Transamerica Flexible Income.

(B)	Formerly, Transamerica Money Market.

(C)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 shares.

(D)	Net realized gain (loss) includes all items as listed in the Statement of Operations.

(E)	Rounds to less than $1 or $(1).

(F)	Rounds to less than 1 or (1) share.

(G)	Formerly, Transamerica Short-Term Bond.

(H)	Formerly, Transamerica Focus.

(I)	Formerly, Transamerica Growth Opportunities.

(J)	Formerly, Transamerica Balanced.

(K)	Formerly, Transamerica Small/Mid Cap Value.

(L)	Formerly, Transamerica Diversified Equity.

(M)	Commenced operations August 31,2011.

(N)	For this period, information is based on 120 days as TS&W International Equity Portfolio and 245 days as Transamerica TS&W International Equity. The 120 days represents Fund Level activity, which reflects activity of the predecessor’s fund.

(O)	For this period, information is based on 13 days as Transamerica Premier Diversified Equity Fund and 352 days as Transamerica WMC Diversified Equity (formerly, Transamerica Diversified Equity). The 13 days represents Investor Class activity, which reflects activity of the predecessor’s fund.

(P)	Commenced operations November 15, 2011.

(Q)	For this period, information is based on 13 days as Transamerica Premier Focus and 352 days as Transamerica Morgan Stanley Capital Growth (Formerly, Transamerica Focus). The 13 days represents Investor Class activity, which represents activity of the predecessor’s fund.

(R)	Formerly, TS&W International Equity.

*	Prior to November 1, 2010, the statement of changes in net assets were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 90	Annual Report 2011

FINANCIAL HIGHLIGHTS
For the years ended:

	Transamerica AEGON Flexible Income(A)
	Class A
	October 31,	October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010		2009	2008	2007

Net asset value
Beginning of year	$8.99	$8.33		$7.22	$9.14	$9.38

Investment operations
Net investment income(B)	0.51	0.50		0.46	0.44	0.48
Net realized and change in unrealized gain (loss) on investments	(0.16)	0.70		1.08	(1.89)	(0.25)

Total from investment operations	0.35	1.20		1.54	(1.45)	0.23

Distributions
Net investment income	(0.51)	(0.54)		(0.43)	(0.47)	(0.47)

Total distributions	(0.51)	(0.54)		(0.43)	(0.47)	(0.47)

Net asset value
End of year	$8.83	$8.99		$8.33	$7.22	$9.14

Total return(C)	3.93%	14.89%		22.30%	(16.57%)	2.42%

Net assets end of year (000’s)	$65,393	$55,103		$24,173	$13,360	$15,409

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.97%	1.07	% (D)	1.47%	1.39%	1.40%
Before reimbursement/fee waiver	1.07%	1.15	%(D)	1.47%	1.39%	1.40%
Net investment income, to average net assets	5.70%	5.79%		6.03%	5.12%	5.12%
Portfolio turnover rate	42%	120%		169%	98%	108%

	Transamerica AEGON Flexible Income(A)
	Class B
	October 31,	October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010		2009	2008	2007

Net asset value
Beginning of year	$9.00	$8.34		$7.23	$9.14	$9.39

Investment operations
Net investment income(B)	0.44	0.43		0.40	0.38	0.42
Net realized and change in unrealized gain (loss) on	(0.18)	0.71		1.09	(1.88)	(0.26)
investments

Total from investment operations	0.26	1.14		1.49	(1.50)	0.16

Distributions
Net investment income	(0.43)	(0.48)		(0.38)	(0.41)	(0.41)

Total distributions	(0.43)	(0.48)		(0.38)	(0.41)	(0.41)

Net asset value
End of year	$8.83	$9.00		$8.34	$7.23	$9.14

Total return(C)	2.96%	14.02%		21.39%	(17.03%)	1.66%

Net assets end of year (000’s)	$7,066	$10,614		$8,161	$8,628	$17,007

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.82%	1.88	% (D)	2.16%	2.05%	2.04%
Before reimbursement/fee waiver	1.82%	1.88	% (D)	2.16%	2.05%	2.04%
Net investment income, to average net assets	4.87%	4.97%		5.36%	4.42%	4.48%
Portfolio turnover rate	42%	120%		169%	98%	108%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 91	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Transamerica AEGON Flexible Income(A)
	Class C
	October 31,	October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010		2009	2008	2007

Net asset value
Beginning of year	$8.96	$8.31		$7.21	$9.12	$9.36

Investment operations
Net investment income(B)	0.45	0.44		0.41	0.39	0.42
Net realized and change in unrealized gain (loss) on investments	(0.17)	0.70		1.08	(1.88)	(0.25)

Total from investment operations	0.28	1.14		1.49	(1.49)	0.17

Distributions
Net investment income	(0.45)	(0.49)		(0.39)	(0.42)	(0.41)

Total distributions	(0.45)	(0.49)		(0.39)	(0.42)	(0.41)

Net asset value
End of year	$8.79	$8.96		$8.31	$7.21	$9.12

Total return(C)	3.21%	14.15%		21.50%	(16.98%)	1.81%

Net assets end of year (000’s)	$50,314	$36,264		$12,978	$5,981	$8,982

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.68%	1.74	% (D)	2.06%	1.97%	2.00%
Before reimbursement/fee waiver	1.68%	1.74	% (D)	2.06%	1.97%	2.00%
Net investment income, to average net assets	4.98%	5.14%		5.43%	4.52%	4.51%
Portfolio turnover rate	42%	120%		169%	98%	108%

	Transamerica AEGON Flexible
	Income(A)
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)

Net asset value
Beginning of period/year	$9.02	$8.48

Investment operations
Net investment income(B)	0.53	0.50
Net realized and change in unrealized gain (loss) on investments	(0.16)	0.57

Total from investment operations	0.37	1.07

Distributions
Net investment income	(0.54)	(0.53)

Total distributions	(0.54)	(0.53)

Net asset value
End of year	$8.85	$9.02

Total return(C)	4.19%	13.10	% (G)

Net assets end of year (000’s)	$19,992	$9,787

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.69%	0.76	% (H)
Before reimbursement/fee waiver	0.69%	0.76	% (H)
Net investment income, to average net assets	5.93%	6.25	% (H)
Portfolio turnover rate	42%	120	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 92	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Transamerica AEGON Flexible Income(A)
	Class I2(I)
	October 31,	October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010		2009	2008	2007

Net asset value
Beginning of year	$9.03	$8.37		$7.25	$9.17	$9.42

Investment operations
Net investment income(B)	0.55	0.53		0.50	0.50	0.53
Net realized and change in unrealized gain (loss) on investments	(0.17)	0.71		1.10	(1.90)	(0.26)

Total from investment operations	0.38	1.24		1.60	(1.40)	0.27

Distributions
Net investment income	(0.55)	(0.58)		(0.48)	(0.52)	(0.52)

Total distributions	(0.55)	(0.58)		(0.48)	(0.52)	(0.52)

Net asset value
End of year	$8.86	$9.03		$8.37	$7.25	$9.17

Total return(C)	4.31%	15.39%		23.16%	(16.02%)	2.93%

Net assets end of year (000’s)	$109,052	$146,631		$132,177	$128,108	$370,611

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.58%	0.64	% (D)	0.85%	0.77%	0.80%
Before reimbursement/fee waiver	0.58%	0.64	% (D)	0.85%	0.77%	0.80%
Net investment income, to average net assets	6.10%	6.18%		6.64%	5.67%	5.71%
Portfolio turnover rate	42%	120%		169%	98%	108%

	Transamerica AEGON High Yield Bond
	Class A
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.16	$8.45	$6.31	$9.12	$9.19

Investment operations
Net investment income(B)	0.61	0.66	0.65	0.64	0.60
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.73	2.14	(2.83)	(0.07)

Total from investment operations	0.40	1.39	2.79	(2.19)	0.53

Distributions
Net investment income	(0.61)	(0.68)	(0.66)	(0.62)	(0.60)

Total distributions	(0.61)	(0.68)	(0.66)	(0.62)	(0.60)

Net asset value
End of year	$8.95	$9.16	$8.45	$6.31	$9.12

Total return(C)	4.41%	17.21%	47.58%	(25.46%)	5.90%

Net assets end of year (000’s)	$228,920	$193,332	$67,290	$24,506	$35,147

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.17%	1.15%	1.19%	1.16%	1.15%
Before reimbursement/fee waiver	1.17%	1.15%	1.19%	1.16%	1.15%
Net investment income, to average net assets	6.65%	7.52%	9.08%	7.65%	6.45%
Portfolio turnover rate	93%	91%	58%	38%	80%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 93	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Transamerica AEGON High Yield Bond
			Class B
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.15	$8.44	$6.30	$9.11	$9.18

Investment operations
Net investment income(B)	0.55	0.61	0.60	0.58	0.53
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.72	2.15	(2.83)	(0.06)

Total from investment operations	0.34	1.33	2.75	(2.25)	0.47

Distributions
Net investment income	(0.54)	(0.62)	(0.61)	(0.56)	(0.54)

Total distributions	(0.54)	(0.62)	(0.61)	(0.56)	(0.54)

Net asset value
End of year	$8.95	$9.15	$8.44	$6.30	$9.11

Total return(C)	3.81%	16.38%	46.69%	(26.04%)	5.19%

Net assets end of year (000’s)	$9,431	$13,887	$11,898	$9,091	$21,370

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.83%	1.83%	1.91%	1.85%	1.83%
Before reimbursement/fee waiver	1.84%	1.83%	1.91%	1.85%	1.83%
Net investment income, to average net assets	5.99%	6.93%	8.56%	6.83%	5.77%
Portfolio turnover rate	93%	91%	58%	38%	80%

	Transamerica AEGON High Yield Bond
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.13	$8.42	$6.30	$9.10	$9.17

Investment operations
Net investment income(B)	0.55	0.61	0.60	0.58	0.53
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.73	2.14	(2.82)	(0.06)

Total from investment operations	0.34	1.34	2.74	(2.24)	0.47

Distributions
Net investment income	(0.55)	(0.63)	(0.62)	(0.56)	(0.54)

Total distributions	(0.55)	(0.63)	(0.62)	(0.56)	(0.54)

Net asset value
End of year	$8.92	$9.13	$8.42	$6.30	$9.10

Total return(C)	3.84%	16.54%	46.63%	(25.89%)	5.21%

Net assets end of year (000’s)	$48,789	$41,810	$19,548	$5,429	$10,160

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.76%	1.77%	1.81%	1.80%	1.83%
Before reimbursement/fee waiver	1.76%	1.77%	1.81%	1.80%	1.83%
Net investment income, to average net assets	6.07%	6.96%	8.23%	6.93%	5.77%
Portfolio turnover rate	93%	91%	58%	38%	80%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 94	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Transamerica AEGON High
	Yield Bond
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)

Net asset value
Beginning of period/year	$9.20	$8.55

Investment operations
Net investment income(B)	0.65	0.63
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.68

Total from investment operations	0.44	1.31

Distributions
Net investment income	(0.64)	(0.66)

Total distributions	(0.64)	(0.66)

Net asset value
End of year	$9.00	$9.20

Total return(C)	4.95%	15.92	%(G)

Net assets end of year (000’s)	$82,736	$27,057

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.77%	0.83	%(H)
Before reimbursement/fee waiver	0.78%	0.83	%(H)
Net investment income, to average net assets	7.09%	7.71	%(H)
Portfolio turnover rate	93%	91	%(G)

	Transamerica AEGON High Yield Bond
	Class I2(I)
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.22	$8.50	$6.35	$9.17	$9.24

Investment operations
Net investment income(B)	0.66	0.71	0.69	0.69	0.65
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.73	2.16	(2.85)	(0.07)

Total from investment operations	0.45	1.44	2.85	(2.16)	0.58

Distributions
Net investment income	(0.65)	(0.72)	(0.70)	(0.66)	(0.65)

Total distributions	(0.65)	(0.72)	(0.70)	(0.66)	(0.65)

Net asset value
End of year	$9.02	$9.22	$8.50	$6.35	$9.17

Total return(C)	5.06%	17.74%	48.39%	(25.05%)	6.39%

Net assets end of year (000’s)	$388,633	$408,505	$472,936	$418,923	$331,300

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.66%	0.66%	0.67%	0.65%	0.65%
Before reimbursement/fee waiver	0.66%	0.66%	0.67%	0.65%	0.65%
Net investment income, to average net assets	7.16%	8.11%	9.96%	8.34%	6.96%
Portfolio turnover rate	93%	91%	58%	38%	80%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 95	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Transamerica AEGON High Yield Bond
	Class P
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(J)

Net asset value
Beginning of period/year	$9.16	$8.48

Investment operations
Net investment income(B)	0.63	0.65
Net realized and change in unrealized gain (loss) on investments	(0.20)	0.67

Total from investment operations	0.43	1.32

Distributions
Net investment income	(0.63)	(0.64)

Total distributions	(0.63)	(0.64)

Net asset value
End of year	$8.96	$9.16

Total return(C)	4.81%	16.21	%(G)

Net assets end of year (000’s)	$19,253	$21,963

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90%	0.90	%(H)
Before reimbursement/fee waiver	1.08%	1.07	%(H)
Net investment income, to average net assets	6.82%	7.90	%(H)
Portfolio turnover rate	93%	91	%(G)

Transamerica AEGON Money Market(K)
Class A
October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(B)	—	(L)	—	(L)	—	(L)	0.02	0.05

Net realized and change in unrealized gain on investments	—	—	(L)	—	(L)	—	(L)	—

Total from investment operations	—	(L)	—	(L)	—	(L)	0.02	0.05

Net Equalization credits and charges	—	—	(L)	—	—	(L)

Distributions
Net investment income	—	(L)	—	(L)	—	(L)	(0.02)	(0.05)
Net realized gains on investments	—	—	—	—	—	(L)

Total distributions	—	(L)	—	(L)	—	(L)	(0.02)	(0.05)

Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(C)	—	%(M)	0.01%	0.21%	2.52%	4.61%

Net assets end of year (000’s)	$112,490	$119,744	$146,598	$142,456	$95,766

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.20	%(N)	0.22	%(N)	0.60	%(N)	0.83%	0.83%
Before reimbursement/fee waiver	1.26%	1.19%	1.11%	1.08%	1.20%
Net investment income, to average net assets	—	%(M)	—	%(M)	0.20%	2.40%	4.54%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 96	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

Transamerica AEGON Money Market(K)
Class B
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(B)	—	(L)	—	(L)	—	(L)	0.02	0.04
Net realized and change in unrealized gain on investments	—	—	(L)	—	(L)	—	(L)	—

Total from investment operations	—	(L)	—	(L)	—	(L)	0.02	0.04

Net Equalization credits and charges	—	—	(L)	—

Distributions
Net investment income	—	(L)	—	(L)	—	(L)	(0.02)	(0.04)
Net realized gains on investments	—	—	—	—	—	(L)

Total distributions	—	(L)	—	(L)	—	(L)	(0.02)	(0.04)

Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(C)	—	% (M)	0.01%	0.08%	1.83%	3.92%

Net assets end of year (000’s)	$15,318	$19,442	$35,612	$40,110	$23,324

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.20	% (N)	0.21	% (N)	0.73	% (N)	1.48%	1.48%
Before reimbursement/fee waiver	1.89%	1.81%	1.75%	1.75%	1.83%
Net investment income, to average net assets	—	% (M)	—	% (M)	0.08%	1.75%	3.87%

Transamerica AEGON Money Market(K)
Class C
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income (B)	—	(L)	—	(L)	—	(L)	0.02	0.04
Net realized and change in unrealized gain on investments	—	—	(L)	—	(L)	—	(L)

Total from investment operations	—	(L)	—	(L)	—	(L)	0.02	0.04

Net Equalization credits and charges	—	—	(L)	—	—	—

Distributions
Net investment income	—	(L)	—	(L)	—	(L)	(0.02)	(0.04)
Net realized gains on investments	—	—	—	—	—	(L)

Total distributions	—	(L)	—	(L)	—	(L)	(0.02)	(0.04)

Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(C)	—%	(M)	0.01%	0.07%	1.86%	3.92%

Net assets end of year (000’s)	$36,078	$33,800	$46,177	$59,991	$19,638

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.20	% (N)	0.22	% (N)	0.76	% (N)	1.48%	1.48%
Before reimbursement/fee waiver	1.73%	1.66%	1.64%	1.67%	1.73%
Net investment income, to average net assets	—	%(M)	—	% (M)	0.07%	1.65%	3.88%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 97	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Transamerica AEGON Money Market(K)
	Class I
For a share outstanding throughout each period	October 31, 2011		October 31, 2010(F)

Net asset value
Beginning of period/year	$1.00		$1.00

Investment operations
Net investment income(B)	—	(L)	—	(L)
Net realized and change in unrealized gain on investments	—		—	(L)

Total from investment operations	—	(L)	—	(L)

Net Equalization credits and charges	—		—	(L)

Distributions
Net investment income	—	(L)	—	(L)

Total distributions	—	(L)	—	(L)

Net asset value
End of year	$1.00		$1.00

Total return(C)	0.01%		0.01	% (G)

Net assets end of year (000’s)	$55		$55

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.19	% (N)	0.22	% (H),(N)
Before reimbursement/fee waiver	3.60%		3.16	% (H)
Net investment income, to average net assets	0.02%		0.01	% (H)

Transamerica AEGON Money Market(K)
Class I2(I)
October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(B)	—	(L)	—	(L)	—	(L)	0.03	0.05
Net realized and change in unrealized gain on investments	—	—	(L)	—	(L)	—	(L)	—

Total from investment operations	—	(L)	—	(L)	—	(L)	0.03	0.05

Net Equalization credits and charges	—	—	(L)	—	—	—

Distributions
Net investment income	—	(L)	—	(L)	—	(L)	(0.03)	(0.05)
Net realized gains on investments	—	—	—	—	—	(L)

Total distributions	—	(L)	—	(L)	—	(L)	(0.03)	(0.05)

Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(C)	0.01%	0.01%	0.35%	2.84%	4.98%

Net assets end of year (000’s)	$17,612	$21,773	$34,119	$29,327	$34,673

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.19	% (N)	0.21	% (N)	0.45	% (N)	0.48%	0.48%
Before reimbursement/fee waiver	0.55%	0.50%	0.53%	0.49%	0.52%
Net investment income, to average net assets	0.02%	0.01%	0.36%	2.89%	4.88%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 98	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Transamerica AEGON Money Market(K)
	Class P
For a share outstanding throughout each period	October 31, 2011		October 31, 2010(J)

Net asset value
Beginning of period/year	$1.00		$1.00

Investment operations
Net investment income(B)	—	(L)	—	(L)
Net realized and change in unrealized gain (loss) on investments	—		—	(L)

Total from investment operations	—	(L)	—	(L)

Net Equalization credits and charges	—		—	(L)

Distributions
Net investment income	—	(L)	—	(L)

Total distributions	—	(L)	—	(L)

Net asset value
End of year	$1.00		$1.00

Total return(C)	0.01%		0.01	% (G)

Net assets end of year (000’s)	$27,287		$32,059

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.19	% (N)	0.21	% (H),(N)
Before reimbursement/fee waiver	0.70%		0.66	% (H)
Net investment income, to average net assets	0.02%		0.01	% (H)

	Transamerica AEGON Short-Term Bond(O)
	Class A
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(EE)

Net asset value
Beginning of period/year	$10.53	$10.26	$9.44	$10.00

Investment operations
Net investment income(B)	0.37	0.43	0.51	0.38
Net realized and change in unrealized gain (loss) on investments	(0.16)	0.29	0.78	(0.54)

Total from investment operations	0.21	0.72	1.29	(0.16)

Distributions
Net investment income	(0.39)	(0.45)	(0.47)	(0.40)
Net realized gains on investments	(0.02)	—	—	—

Total distributions	(0.41)	(0.45)	(0.47)	(0.40)

Net asset value
End of year	$10.33	$10.53	$10.26	$9.44

Total return(C)	2.01%	7.15%	13.40%	(1.70	%) (G)

Net assets end of year (000’s)	$779,041	$856,959	$289,879	$5,663

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.82%	0.83%	0.91%	1.11	% (H)
Before reimbursement/fee waiver	0.92%	0.97%	1.09%	1.11	% (H)
Net investment income, to average net assets	3.58%	4.16%	5.14%	3.92	% (H)
Portfolio turnover rate	51%	54%	77%	67	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 99	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica AEGON Short-Term Bond(O)
	Class C					Class I
	October 31,	October 31,	October 31,	October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008(EE)		2011	2010(F)

Net asset value
Beginning of period/year	$10.51	$10.24	$9.42	$10.00		$10.35	$10.14

Investment operations
Net investment income(B)	0.29	0.36	0.43	0.32		0.38	0.39
Net realized and change in unrealized gain (loss) on investments	(0.17)	0.28	0.80	(0.55)		(0.16)	0.24

Total from investment operations	0.12	0.64	1.23	(0.23)		0.22	0.63

Distributions
Net investment income	(0.30)	(0.37)	(0.41)	(0.35)		(0.40)	(0.42)
Net realized gains on investments	(0.02)	—	—	—		(0.02)	—

Total distributions	(0.32)	(0.37)	(0.41)	(0.35)		(0.42)	(0.42)

Net asset value
End of year	$10.31	$10.51	$10.24	$9.42		$10.15	$10.35

Total return(C)	1.23%	6.32%	12.74%	(2.43	%)(G)	2.16%	6.34	% (G)

Net assets end of year (000’s)	$846,464	$834,859	$317,130	$7,263		$270,667	$198,461

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.59%	1.59%	1.65%	1.76	%(H)	0.64%	0.65	% (H)
Before reimbursement/fee waiver	1.59%	1.63%	1.74%	1.76	% (H)	0.64%	0.67	% (H)
Net investment income, to average net assets	2.81%	3.40%	4.38%	3.28	% (H)	3.75%	4.17	% (H)
Portfolio turnover rate	51%	54%	77%	67	% (G)	51%	54	% (G)

	Transamerica AEGON Short-Term Bond(O)
	Class I2(I)
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of period/year	$10.34	$10.08	$9.28	$9.82	$9.84

Investment operations
Net investment income(B)	0.40	0.46	0.50	0.43	0.47
Net realized and change in unrealized gain (loss) on investments	(0.17)	0.27	0.80	(0.54)	(0.04)

Total from investment operations	0.23	0.73	1.30	(0.11)	0.43

Distributions
Net investment income	(0.41)	(0.47)	(0.50)	(0.43)	(0.45)
Net realized gains on investments	(0.02)	—	—	—	—

Total distributions	(0.43)	(0.47)	(0.50)	(0.43)	(0.45)

Net asset value
End of year	$10.14	$10.34	$10.08	$9.28	$9.82

Total return(C)	2.28%	7.37%	14.44%	(1.22%)	4.45%

Net assets end of year (000’s)	$924,917	$999,064	$710,660	$492,333	$563,889

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.53%	0.53%	0.63%	0.68%	0.67%
Before reimbursement/fee waiver	0.53%	0.58%	0.69%	0.68%	0.67%
Net investment income, to average net assets	3.87%	4.52%	5.14%	4.38%	4.81%
Portfolio turnover rate	51%	54%	77%	67%	117%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 100	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Logan Circle Emerging Markets Debt
	Class A		Class C		Class I		Class I2(I)
	October 31,		October 31,		October 31,		October 31,
For a share outstanding throughout each period	2011(P)		2011(P)		2011(P)		2011(P)

Net asset value
Beginning of period/year	$10.00		$10.00		$10.00		$10.00

Investment operations
Net investment income (B)	0.08		0.07		0.09		0.07
Net realized and change in unrealized gain (loss) on investments	(0.08)		(0.08)		(0.08)		(0.06)

Total from investment operations	—		(0.01)		0.01		0.01

Distributions
Net investment income	—	(L)	—	(L)	—	(L)	—	(L)

Total distributions	—	(L)	—	(L)	—	(L)	—	(L)

Net asset value
End of year	$10.00		$9.99		$10.01		$10.01

Total return(C)	0.04	% (G)	(0.08	%) (G)	0.14	% (G)	0.14	% (G)

Net assets end of year (000’s)	$2,247		$1,025		$2,064		$95,233

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.35	% (H)	2.00	% (H)	1.00	% (H)	1.00	% (H)
Before reimbursement/fee waiver	1.65	% (H)	2.29	% (H)	1.34	% (H)	1.23	% (H)
Net investment income, to average net assets	5.24	% (H)	4.35	% (H)	5.46	% (H)	4.63	% (H)
Portfolio turnover rate	31	% (G)	31	% (G)	31	% (G)	31	% (G)

	Transamerica Morgan Stanley Capital Growth(Q)
	Class A			Class B			Class C
	October 31,	October 31,		October 31,	October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011	2010(R)		2011	2010(R)		2011	2010(R)

Net asset value
Beginning of period/year	$13.78	$11.77		$12.75	$10.95		$12.74	$10.94

Investment operations
Net investment loss(B)	(0.12)	(0.09)		(0.20)	(0.15)		(0.20)	(0.15)
Net realized and change in unrealized gain on investments	1.81	2.12		1.67	1.96		1.66	1.96

Total from investment operations	1.69	2.03		1.47	1.81		1.46	1.81

Distributions
Net investment income	—	(0.02)		—	(0.01)		—	(0.01)

Total distributions	—	(0.02)		—	(0.01)		—	(0.01)

Net asset value
End of year	$15.47	$13.78		$14.22	$12.75		$14.20	$12.74

Total return(C)	12.34%	17.24	% (G)	11.61%	16.51	%(G)	11.62%	16.53	%(G)

Net assets end of year (000’s)	$66,058	$48,547		$7,786	$9,916		$16,252	$12,814

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.55%	1.55	%(H)	2.20%	2.20	%(H)	2.20%	2.20	%(H)
Before reimbursement/recapture fee waiver	1.63%	1.78	%(H)	2.45%	2.51	%(H)	2.18%	2.26	%(H)
Net investment loss, to average net assets	(0.76%)	(0.75	%)(H)	(1.41%)	(1.36	%)(H)	(1.41%)	(1.39	%)(H)
Portfolio turnover rate	90%	57	%(G)	90%	57	% (G)	90%	57	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 101	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Morgan Stanley Capital Growth(Q)
	Class I			Class I2
For a share outstanding throughout each period	October 31, 2011	October 31, 2010(F)		October 31, 2011(T)

Net asset value
Beginning of period/year	$13.89	$11.64		$10.00

Investment operations
Net investment loss(B)	(0.06)	(0.06)		—	(L)
Net realized and change in unrealized gain on investments	1.83	2.33		0.96

Total from investment operations	1.77	2.27		0.96

Distributions
Net investment income	—	(0.02)		—

Total distributions	—	(0.02)		—

Net asset value
End of year	$15.66	$13.89		$10.96

Total return(C)	12.81%	19.58	% (G)	9.70	% (G)

Net assets end of year (000’s)	$11,767	$434		$407,302

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.13%	1.20	% (H)	1.09	% (H)
Before reimbursement/recapture fee waiver	1.10%	1.85	% (H)	1.09	% (H)
Net investment loss, to average net assets	(0.37%)	(0.51	%) (H)	(0.48	%) (H)
Portfolio turnover rate	90%	57	% (G)	90	% (G)

	Transamerica Morgan Stanley Capital Growth(Q)
	Class P(s)
				10 Months
For a share outstanding throughout each period	October 31, 2011	October 31, 2010		Ended October 31, 2009		December 31, 2008	December 31, 2007	December 31, 2006

Net asset value
Beginning of period/year	$13.79	$17.34		$13.28		$23.64	$19.65	$18.59

Investment operations
Net investment loss(B)	(0.10)	(0.08)		(0.10)		(0.10)	(0.11)	(0.11)
Net realized and change in unrealized gain (loss) on investments	1.82	(3.45)		4.16		(9.65)	4.11	1.17

Total from investment operations	1.72	(3.53)		4.06		(9.75)	4.00	1.06

Fund acquisition
Exchange reduction	—	(6.83	) (U)	—		—	—	—

Distributions
Net investment income	—	(0.02)		—		—	—	—
Net realized gains on investments	—	—		—		(0.61)	(0.01)	—
Total distributions	—	(0.02)		—		(0.61)	(0.01)	—

Net asset value
End of year	$15.51	$13.79		$17.34		$13.28	$23.64	$19.65

Total return(C)	12.62%	25.87%		30.57	% (G)	(41.19%)	20.35%	5.70%

Net assets end of year (000’s)	$66,724	$70,379		$63,698		$50,834	$95,372	$87,200

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.40%	1.42	% (V)	1.45	% (H)(V)	1.37%	1.18%	1.20%
Before reimbursement/recapture fee waiver	1.40%	1.43	% (V)	1.56	% (H)(V)	1.37%	1.18%	1.20%
Net investment loss, to average net assets(E)	(0.61%)	(0.63%)		(0.80	%) (H)	(0.52%)	(0.50%)	(0.61%)
Portfolio turnover rate	90%	57%		62	% (G)	66%	51%	46%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 102	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Morgan Stanley Growth Opportunities(W)
	Class A
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.82	$7.54	$6.57	$11.40	$8.36

Investment operations
Net investment loss(B)	(0.10)	(0.05)	(0.05)	(0.06)	(0.09)
Net realized and change in unrealized gain (loss) on investments	1.21	2.33	1.02	(4.77)	3.13

Total from investment operations	1.11	2.28	0.97	(4.83)	3.04

Net asset value
End of year	$10.93	$9.82	$7.54	$6.57	$11.40

Total return(C)	11.30%	30.41%	14.76%	(42.37%)	36.20%

Net assets end of year (000’s)	$103,177	$59,685	$48,788	$41,005	$64,825

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.75%	1.75%	1.75%	1.75%	1.75%
Before reimbursement/recapture fee waiver	1.64%	1.98%	2.23%	1.81%	1.77%
Net investment loss, to average net assets	(0.83%)	(0.56%)	(0.68%)	(0.69%)	(1.00%)
Portfolio turnover rate	125%	63%	71%	45%	85%

	Transamerica Morgan Stanley Growth Opportunities(W)
	Class B
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.05	$6.99	$6.13	$10.72	$7.92

Investment operations
Net investment loss(B)	(0.15)	(0.10)	(0.08)	(0.12)	(0.14)
Net realized and change in unrealized gain (loss) on investments	1.11	2.16	0.94	(4.47)	2.94

Total from investment operations	0.96	2.06	0.86	(4.59)	2.80

Net asset value
End of year	$10.01	$9.05	$6.99	$6.13	$10.72

Total return(C)	10.61%	29.47%	14.03%	(42.82%)	35.35%

Net assets end of year (000’s)	$9,636	$12,406	$14,067	$20,823	$65,123

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	2.40%	2.40%	2.40%	2.40%	2.40%
Before reimbursement/recapture fee waiver	2.29%	2.41%	2.71%	2.46%	2.45%
Net investment loss, to average net assets	(1.40%)	(1.21%)	(1.25%)	(1.39%)	(1.66%)
Portfolio turnover rate	125%	63%	71%	45%	85%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 103	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Morgan Stanley Growth Opportunities(W)
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.08	$7.01	$6.16	$10.74	$7.94

Investment operations
Net investment loss(B)	(0.15)	(0.10)	(0.08)	(0.11)	(0.14)
Net realized and change in unrealized gain (loss) on investments	1.12	2.17	0.93	(4.47)	2.94

Total from investment operations	0.97	2.07	0.85	(4.58)	2.80

Net asset value
End of year	$10.05	$9.08	$7.01	$6.16	$10.74

Total return(C)	10.68%	29.53%	13.80%	(42.64%)	35.26%

Net assets end of year (000’s)	$14,288	$12,781	$10,774	$10,619	$22,656

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	2.40%	2.40%	2.40%	2.34%	2.36%
Before reimbursement/recapture fee waiver	2.28%	2.41%	2.62%	2.34%	2.36%
Net investment loss, to average net assets	(1.43%)	(1.21%)	(1.31%)	(1.29%)	(1.61%)
Portfolio turnover rate	125%	63%	71%	45%	85%

	Transamerica Morgan Stanley
	Growth Opportunities (W)
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)

Net asset value
Beginning of period/year	$10.19	$8.04

Investment operations
Net investment loss(B)	(0.02)	(0.02)
Net realized and change in unrealized gain on investments	1.24	2.17

Total from investment operations	1.22	2.15

Distributions
Net investment income	(0.04)	—

Total distributions	(0.04)	—

Net asset value
End of year	$11.37	$10.19

Total return(C)	12.01%	26.74	% (G)

Net assets end of year (000’s)	$9,954	$815

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.08%	1.40	% (H)
Before reimbursement/recapture fee waiver	1.08%	1.48	% (H)
Net investment loss, to average net assets	(0.20%)	(0.23	%) (H)
Portfolio turnover rate	125%	63	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 104	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Morgan Stanley Growth Opportunities(W)
	Class I2(I)
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$10.23	$7.78	$6.74	$11.59	$8.43

Investment operations
Net investment income (loss)(B)	0.01	0.03	0.01	0.01	(0.01)
Net realized and change in unrealized gain (loss) on investments	1.25	2.42	1.03	(4.86)	3.17

Total from investment operations	1.26	2.45	1.04	(4.85)	3.16

Distributions
Net investment income	(0.06)	—	—	—	—

Total distributions	(0.06)	—	—	—	—

Net asset value
End of year	$11.43	$10.23	$7.78	$6.74	$11.59

Total return(C)	12.28%	31.49%	15.43%	(41.85%)	37.49%

Net assets end of year (000’s)	$113,057	$106,970	$111,402	$86,425	$206,863

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.89%	0.88%	0.91%	0.86%	0.88%
Before reimbursement/fee waiver	0.89%	0.88%	0.91%	0.86%	0.88%
Net investment income (loss), to average net assets	0.09%	0.32%	0.15%	0.15%	(0.15%)
Portfolio turnover rate	125%	63%	71%	45%	85%

	Transamerica Morgan Stanley Growth Opportunities(W)
	Class P
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(R)

Net asset value
Beginning of period/year	$9.85	$8.01

Investment operations
Net investment loss(B)	(0.04)	(0.02)
Net realized and change in unrealized gain on investments	1.20	1.86

Total from investment operations	1.16	1.84

Distributions
Net investment income	(0.01)	—

Total distributions	(0.01)	—

Net asset value
End of year	$11.00	$9.85

Total return(C)	11.78%	22.97	% (G)

Net assets end of year (000’s)	$99,313	$104,877

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%	1.37	% (H)
Before reimbursement/fee waiver	1.32%	1.37	% (H)
Net investment loss, to average net assets	(0.34%)	(0.18	%) (H)
Portfolio turnover rate	125%	63	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 105	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Multi-Managed Balanced(X)
	Class A
	October 31,	October 31,		October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011	2010		2009		2008	2007

Net asset value
Beginning of year	$21.40	$17.85		$16.44		$25.70	$22.05

Investment operations
Net investment income(B)	0.25	0.52		0.28		0.28	0.17
Net realized and change in unrealized gain (loss) on investments	1.94	3.55		2.47		(8.64)	3.62

Total from investment operations	2.19	4.07		2.75		(8.36)	3.79

Distributions
Net investment income	(0.25)	(0.52)		(0.31)		(0.24)	(0.14)
Net realized gains on investments	—	—		(1.03)		(0.66)	—

Total distributions	(0.25)	(0.52)		(1.34)		(0.90)	(0.14)

Net asset value
End of year	$23.34	$21.40		$17.85		$16.44	$25.70

Total return(C)	10.26%	23.08%		18.43%		(33.55%)	17.28%

Net assets end of year (000’s)	$107,146	$95,258		$60,279		$49,917	$61,565

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.46%	1.56	%(Y)	1.73	%(Y)	1.52%	1.56%
Before reimbursement/fee waiver	1.49%	1.56	%(Y)	1.73	%(Y)	1.52%	1.56%
Net investment income, to average net assets	1.09%	2.67%		1.72%		1.27%	0.73%
Portfolio turnover rate	263%	99%		100%		52%	52%

	Transamerica Multi-Managed Balanced(X)
	Class B
	October 31,	October 31,		October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011	2010		2009		2008	2007

Net asset value
Beginning of year	$21.34	$17.79		$16.37		$25.58	$21.98

Investment operations
Net investment income(B)	0.06	0.33		0.16		0.13	0.04
Net realized and change in unrealized gain (loss) on investments	1.92	3.58		2.45		(8.58)	3.60

Total from investment operations	1.98	3.91		2.61		(8.45)	3.64

Distributions
Net investment income	(0.09)	(0.36)		(0.17)		(0.10)	(0.04)
Net realized gains on investments	—	—		(1.03)		(0.66)	—

Total distributions	(0.09)	(0.36)		(1.20)		(0.76)	(0.04)

Net asset value
End of year	$23.23	$21.34		$17.79		$16.37	$25.58

Total return(C)	9.33%	22.15%		17.50%		(33.95%)	16.57%

Net assets end of year (000’s)	9,996	$14,658		$17,787		$32,469	$96,573

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.29%	2.34	% (Y)	2.46	% (Y)	2.15%	2.14%
Before reimbursement/fee waiver	2.32%	2.34	% (Y)	2.46	% (Y)	2.15%	2.14%
Net investment income, to average net assets	0.25%	1.73%		1.02%		0.59%	0.15%
Portfolio turnover rate	263%	99%		100%		52%	52%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 106	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Multi-Managed Balanced(X)
	Class C
	October 31,	October 31,		October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011	2010		2009		2008	2007

Net asset value
Beginning of year	$21.20	$17.69		$16.30		$25.50	$21.91

Investment operations
Net investment income(B)	0.13	0.40		0.18		0.15	0.04
Net realized and change in unrealized gain (loss) on investments	1.91	3.53		2.46		(8.56)	3.59

Total from investment operations	2.04	3.93		2.64		(8.41)	3.63

Distributions
Net investment income	(0.15)	(0.42)		(0.22)		(0.13)	(0.04)
Net realized gains on investments	—	—		(1.03)		(0.66)	—

Total distributions	(0.15)	(0.42)		(1.25)		(0.79)	(0.04)

Net asset value
End of year	$23.09	$21.20		$17.69		$16.30	$25.50

Total return(C)	9.63%	22.43%		17.80%		(33.92%)	16.61%

Net assets end of year (000’s)	$38,868	$24,194		$16,933		$17,719	$32,569

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.03%	2.11	% (Y)	2.27	% (Y)	2.08%	2.11%
Before reimbursement/fee waiver	2.05%	2.11	% (Y)	2.27	% (Y)	2.08%	2.11%
Net investment income, to average net assets	0.55%	2.09%		1.15%		0.69%	0.18%
Portfolio turnover rate	263%	99%		100%		52%	52%

	Transamerica Multi-Managed Balanced(X)
	Class I			Class P
	October 31,	October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)		2011	2010(R)

Net asset value
Beginning of period/year	$21.46	$18.49		$21.40	$18.67

Investment operations
Net investment income(B)	0.38	0.57		0.34	0.54
Net realized and change in unrealized gain on investments	1.91	2.98		1.93	2.80

Total from investment operations	2.29	3.55		2.27	3.34

Distributions
Net investment income	(0.35)	(0.58)		(0.33)	(0.61)

Total distributions	(0.35)	(0.58)		(0.33)	(0.61)

Net asset value
End of year	$23.40	$21.46		$23.34	$21.40

Total return(C)	10.70%	19.52	% (G)	10.63%	18.19	% (G)

Net assets end of year (000’s)	$12,086	$265		$168,453	$199,226

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.00%	1.46	% (D)(H)	1.10%	1.11	% (D)(H
Before reimbursement/recapture fee waiver	1.01%	2.01	% (D)(H)	1.31%	1.33	% (D)(H)
Net investment income, to average net assets	1.61%	3.15	% (H)	1.46%	2.88	% (H)
Portfolio turnover rate	263%	99	% (G)	263%	99	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 107	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Systematic Small/Mid Cap Value(Z)
	Class A
	October 31,	October 31,	October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009		2008	2007

Net asset value
Beginning of year	$18.89	$14.72	$12.70		$23.78	$17.78

Investment operations
Net investment income (loss)(B)	(0.06)	(0.02)	—	(L)	0.21	0.14
Net realized and change in unrealized gain (loss) on investments	1.82	4.19	2.33		(8.64)	6.30

Total from investment operations	1.76	4.17	2.33		(8.43)	6.44

Distributions
Net investment income	—	—	(0.31)		(0.16)	(0.13)
Net realized gains on investments	—	—	—		(2.49)	(0.31)

Total distributions	—	—	(0.31)		(2.65)	(0.44)

Net asset value
End of year	$20.65	$18.89	$14.72		$12.70	$23.78

Total return(C)	9.32%	28.33%	19.12%		(39.47%)	36.99%

Net assets end of year (000’s)	$323,147	$283,240	$201,569		$199,210	$96,667

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.43%	1.47%	1.59%		1.41%	1.41%
Before reimbursement/fee waiver	1.43%	1.47%	1.59%		1.41%	1.41%
Net investment income (loss), to average net assets	(0.27%)	(0.12%)	—	%(M)	1.18%	0.71%
Portfolio turnover rate	174%	57%	101%		48%	22%

	Transamerica Systematic Small/Mid Cap Value(Z)
	Class B
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$18.05	$14.16	$12.19	$22.89	$17.12

Investment operations
Net investment income (loss)(B)	(0.20)	(0.12)	(0.08)	0.06	0.02
Net realized and change in unrealized gain (loss) on investments	1.75	4.01	2.26	(8.27)	6.06

Total from investment operations	1.55	3.89	2.18	(8.21)	6.08

Distributions
Net investment income	—	—	(0.21)	—	—
Net realized gains on investments	—	—	—	(2.49)	(0.31)

Total distributions	—	—	(0.21)	(2.49)	(0.31)

Net asset value
End of year	$19.60	$18.05	$14.16	$12.19	$22.89

Total return(C)	8.59%	27.47%	18.37%	(39.85%)	36.09%

Net assets end of year (000’s)	$33,830	$38,355	$34,573	$31,716	$53,285

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.09%	2.12%	2.24%	2.07%	2.07%
Before reimbursement/fee waiver	2.09%	2.12%	2.24%	2.07%	2.07%
Net investment income (loss), to average net assets	(0.95%)	(0.74%)	(0.66%)	0.34%	0.12%
Portfolio turnover rate	174%	57%	101%	48%	22%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 108	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica Systematic Small/Mid Cap Value(Z)
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$17.86	$14.00	$12.10	$22.81	$17.09

Investment operations
Net investment income (loss)(B)	(0.18)	(0.12)	(0.08)	0.09	0.02
Net realized and change in unrealized gain (loss) on investments	1.72	3.98	2.23	(8.24)	6.05

Total from investment operations	1.54	3.86	2.15	(8.15)	6.07

Distributions
Net investment income	—	—	(0.25)	(0.07)	(0.04)
Net realized gains on investments	—	—	—	(2.49)	(0.31)

Total distributions	—	—	(0.25)	(2.56)	(0.35)

Net asset value
End of year	$19.40	$17.86	$14.00	$12.10	$22.81

Total return(C)	8.62%	27.57%	18.42%	(39.84%)	36.16%

Net assets end of year (000’s)	$181,765	$169,903	$115,960	$95,729	$63,856

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.05%	2.07%	2.20%	2.04%	2.04%
Before reimbursement/fee waiver	2.05%	2.07%	2.20%	2.04%	2.04%
Net investment income (loss), to average net assets	(0.89%)	(0.73%)	(0.63%)	0.52%	0.10%
Portfolio turnover rate	174%	57%	101%	48%	22%

	Transamerica Systematic
	Small/Mid Cap Value(Z)
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)

Net asset value
Beginning of period/year	$19.15	$15.44

Investment operations
Net investment income (loss)(B)	0.05	(0.02)
Net realized and change in unrealized gain on investments	1.83	3.73

Total from investment operations	1.88	3.71

Net asset value
End of year	$21.03	$19.15

Total return(C)	9.82%	24.03	%(G)

Net assets end of year (000’s)	$68,499	$40,346

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.00%	1.04	% (H)
Before reimbursement/fee waiver	1.00%	1.04	% (H)
Net investment income (loss), to average net assets	0.24%	(0.11	%)(H)
Portfolio turnover rate	174%	57	%(G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 109	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

						Transamerica
						TS&W
						International
	Transamerica Systematic Small/Mid Cap Value(Z)					Equity
	Class I2(I)					Class A
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007	2011(AA)

Net asset value
Beginning of period/year	$19.13	$14.82	$12.81	$23.91	$17.87	$15.03

Investment operations
Net investment income(B)	0.06	0.08	0.11	0.30	0.26	0.15
Net realized and change in unrealized gain (loss) on investments	1.84	4.23	2.31	(8.67)	6.32	(1.71)

Total from investment operations	1.90	4.31	2.42	(8.37)	6.58	(1.56)

Distributions
Net investment income	—	—	(0.41)	(0.24)	(0.23)	—
Net realized gains on investments	—	—	—	(2.49)	(0.31)	—

Total distributions	—	—	(0.41)	(2.73)	(0.54)	—

Net asset value
End of year	$21.03	$19.13	$14.82	$12.81	$23.91	$13.47

Total return(C)	9.93%	29.00%	19.85%	(39.11%)	37.78%	(10.38	%) (G)

Net assets end of year (000’s)	$12,935	$15,893	$10,746	$214,351	$487,605	$490

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.88%	0.88%	0.91%	0.85%	0.85%	1.50	% (H)
Before reimbursement/fee waiver	0.88%	0.88%	0.91%	0.85%	0.85%	1.52	% (H)
Net investment income, to average net assets	0.26%	0.47%	0.89%	1.58%	1.30%	1.56	% (H)
Portfolio turnover rate	174%	57%	101%	48%	22%	16	% (G)

	Transamerica TS&W International Equity
	Class C		Class I(BB)
	October 31,		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011(AA)		2011	2010	2009	2008	2007

Net asset value
Beginning of period/year	$15.03		$13.97	$12.55	$9.94	$21.16	$19.08

Investment operations
Net investment income(B)	0.16		0.40	0.22	0.19	0.26	0.28
Net realized and change in unrealized gain (loss) on investments	(1.79)		(0.68)	1.36	2.61	(8.99)	4.37

Total from investment operations	(1.63)		(0.28)	1.58	2.80	(8.73)	4.65

Distributions
Net investment income	—		(0.19)	(0.16)	(0.19)	(0.20)	(0.09)
Net realized gains on investments	—		—	—	—	(2.29)	(2.48)

Total distributions	—		(0.19)	(0.16)	(0.19)	(2.49)	(2.57)

Net asset value
End of year	$13.40		$13.50	$13.97	$12.55	$9.94	$21.16

Total return(C)	(10.84	%)(G)	(2.05%)	12.73%	28.58%	(46.36%)	26.86%

Net assets end of year (000’s)	$113		$78,738	$75,271	$64,600	$51,529	$91,838

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.14	% (H)	1.16%	1.43%	1.67%	1.52%	1.55%
Before reimbursement/fee waiver	2.14	%(H)	1.16%	1.43%	1.67%	1.53%	1.55%
Net investment income, to average net assets(E)	1.64	% (H)	2.79%	1.76%	1.87%	1.67%	1.47%
Portfolio turnover rate	16	% (G)	16%	43%	42%	40%	41%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 110	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica
	TS&W
	International
	Equity		Transamerica WMC Diversified Equity(CC)
	Class I2		Class A			Class B
	October 31,		October 31,	October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011(AA)		2011	2010(R)		2011	2010(R)

Net asset value
Beginning of period/year	$15.03		$14.29	$12.85		$14.22	$12.85

Investment operations
Net investment income (loss)(B)	0.29		(0.06)	0.15		(0.16)	0.06
Net realized and change in unrealized gain (loss) on investments	(1.81)		0.56	1.31		0.55	1.32

Total from investment operations	(1.52)		0.50	1.46		0.39	1.38

Distributions
Net investment income	—		(0.16)	(0.02)		(0.04)	(0.01)

Total distributions	—		(0.16)	(0.02)		(0.04)	(0.01)

Net asset value
End of year	$13.51		$14.63	$14.29		$14.57	$14.22

Total return(C)	(10.11	%) (G)	3.44%	11.32	% (G)	2.71%	10.68	% (G)

Net assets end of year (000’s)	$46,313		$77,197	$83,766		$5,420	$7,375

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.02	% (H)	1.52%	1.52	% (H)	2.17%	2.17	% (H)
Before reimbursement/fee waiver	1.02	% (H)	1.66%	1.72	% (H)	2.30%	2.44	% (H)
Net investment income (loss), to average net assets(E)	3.07	% (H)	(0.42%)	1.14	% (H)	(1.07%)	0.40	% (H)
Portfolio turnover rate	16	% (G)	141%	79	% (G)	141%	79	% (G)

Transamerica WMC Diversified Equity(CC)
Class C	Class I	Class I2(I)
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(R)	2011	2010(F)	2011	2010(R)

Net asset value
Beginning of period/year	$14.22	$12.85	$14.41	$12.65	$14.38	$12.85

Investment operations
Net investment income (loss)(B)	(0.16)	0.06	—	(L)	0.26	0.04	0.26
Net realized and change in unrealized gain on investments	0.55	1.32	0.56	1.53	0.57	1.30

Total from investment operations	0.39	1.38	0.56	1.79	0.61	1.56

Distributions
Net investment income	(0.06)	(0.01)	(0.23)	(0.03)	(0.26)	(0.03)

Total distributions	(0.06)	(0.01)	(0.23)	(0.03)	(0.26)	(0.03)

Net asset value
End of year	$14.55	$14.22	$14.74	$14.41	$14.73	$14.38

Total return(C)	2.72%	10.68	% (G)	3.82%	14.16	% (G)	4.19%	12.12	% (G)

Net assets end of year (000’s)	$13,393	$15,013	$1,127	$421	$291,409	$358,714

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	2.17%	2.17	% (H)	1.17%	1.17	% (H)	0.80%	0.81	% (H)
Before reimbursement/recapture fee waiver	2.25%	2.31	% (H)	1.15%	1.81	% (H)	0.80%	0.81	% (H)
Net investment income (loss), to average net assets	(1.07%)	0.48	% (H)	0.01%	2.14	% (H)	0.30%	2.02	% (H)
Portfolio turnover rate	141%	79	% (G)	141%	79	% (G)	141%	79	% (G)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 111	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

Transamerica WMC Diversified Equity(CC)
Class P(DD)
October 31,	October 31,	October 31,	December 31,	December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$14.34	$12.08	$9.82	$17.15	$14.84

Investment operations
Net investment income (loss)(B)	(0.01)	0.21	0.02	0.05	0.01
Net realized and change in unrealized gain (loss) on investments	0.56	2.12	2.24	(7.08)	2.77

Total from investment operations	0.55	2.33	2.26	(7.03)	2.78

Distributions
Net investment income	(0.21)	(0.07)	—	(0.02)	—	(L)
Net realized gains on investments	—	—	—	(0.28)	(0.47)

Total distributions	(0.21)	(0.07)	—	(0.30)	(0.47)

Net asset value
End of year	$14.68	$14.34	$12.08	$9.82	$17.15

Total return(C)	3.80%	19.31%	23.01	%(G)	(40.93%)	18.68%

Net assets end of year (000’s)	$174,540	$323,700	$259,822	$194,445	$305,343

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15%	1.15%	1.15	% (H)	1.15%	1.15%
Before reimbursement/fee waiver	1.54%	1.38%	1.32	% (H)	1.29%	1.15%
Net investment income (loss), to average net assets	(0.07%)	1.56%	0.27	% (H)	0.35%	0.08%
Portfolio turnover rate	141%	79%	25	% (G)	44%	29%

	Transamerica WMC Diversified Growth
	Class A
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009		October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$8.90	$7.54	$6.85		$12.07	$9.83

Investment operations
Net investment loss(B)	(0.04)	(0.02)	—	(L)	(0.01)	(0.05)
Net realized and change in unrealized gain (loss) on investments	0.55	1.38	0.69		(5.21)	2.29

Total from investment operations	0.51	1.36	0.69		(5.22)	2.24

Net asset value
End of year	$9.41	$8.90	$7.54		$6.85	$12.07

Total return(C)	5.73%	18.04%	10.07%		(43.25%)	22.79%

Net assets end of year (000’s)	$374,873	$303,912	$292,838		$300,140	$532,251

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.52%	1.52%	1.52%		1.39%	1.40%
Before reimbursement/recapture fee waiver	1.43%	1.56%	1.67%		1.39%	1.40%
Net investment income (loss), to average net assets	(0.38%)	(0.28%)	0.06%		(0.07%)	(0.48%)
Portfolio turnover rate	61%	167%	53%		33%	62%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 112	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica WMC Diversified Growth
	Class B
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$8.22	$7.01	$6.42	$11.39	$9.35

Investment operations
Net investment loss(B)	(0.09)	(0.07)	(0.03)	(0.08)	(0.12)
Net realized and change in unrealized gain (loss) on investments	0.51	1.28	0.62	(4.89)	2.16

Total from investment operations	0.42	1.21	0.59	(4.97)	2.04

Net asset value
End of year	$8.64	$8.22	$7.01	$6.42	$11.39

Total return(C)	5.11%	17.26%	9.19%	(43.63%)	21.82%

Net assets end of year (000’s)	$21,556	$29,958	$39,699	$59,479	$191,007

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17%	2.17%	2.17%	2.17%	2.17%
Before reimbursement/fee waiver	2.24%	2.30%	2.50%	2.21%	2.21%
Net investment loss, to average net assets	(1.02%)	(0.92%)	(0.53%)	(0.87%)	(1.25%)
Portfolio turnover rate	61%	167%	53%	33%	62%

	Transamerica WMC Diversified Growth
	Class C
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$8.26	$7.04	$6.44	$11.42	$9.37

Investment operations
Net investment loss(B)	(0.09)	(0.07)	(0.03)	(0.07)	(0.11)
Net realized and change in unrealized gain (loss) on investments	0.51	1.29	0.63	(4.91)	2.16

Total from investment operations	0.42	1.22	0.60	(4.98)	2.05

Net asset value
End of year	$8.68	$8.26	$7.04	$6.44	$11.42

Total return(C)	5.08%	17.33%	9.32%	(43.61%)	21.88%

Net assets end of year (000’s)	$33,092	$36,135	$37,225	$46,676	$101,226

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	2.17%	2.17%	2.17%	2.04%	2.07%
Before reimbursement/recapture fee waiver	2.16%	2.22%	2.32%	2.04%	2.07%
Net investment loss, to average net assets	(1.02%)	(0.93%)	(0.56%)	(0.72%)	(1.15%)
Portfolio turnover rate	61%	167%	53%	33%	62%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 113	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica WMC Diversified
	Growth
	Class I
	October 31,	October 31,
For a share outstanding throughout each period	2011	2010(F)

Net asset value
Beginning of period/year	$9.14	$8.12

Investment operations
Net investment income(B)	0.02	—	(L)
Net realized and change in unrealized gain on investments	0.56	1.06

Total from investment operations	0.58	1.06

Distributions
Net investment income	—	(0.04)

Total distributions	—	(0.04)

Net asset value
End of year	$9.72	$9.14

Total return(C)	6.23%	13.14	% (G)

Net assets end of year (000’s)	$5,954	$2,903

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.92%	1.01	% (H)
Before reimbursement/fee waiver	0.92%	1.01	% (H)
Net investment income (loss), to average net assets	0.23%	(0.02	%) (H)
Portfolio turnover rate	61%	167	% (G)

	Transamerica WMC Diversified Growth
	Class I2(I)
	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007

Net asset value
Beginning of year	$9.10	$7.69	$6.99	$12.23	$9.90

Investment operations
Net investment income(B)	0.04	0.04	0.05	0.06	0.01
Net realized and change in unrealized gain (loss) on investments	0.56	1.41	0.69	(5.30)	2.32

Total from investment operations	0.60	1.45	0.74	(5.24)	2.33

Distributions
Net investment income	—	(0.04)	(0.04)	—	—

Total distributions	—	(0.04)	(0.04)	—	—

Net asset value
End of year	$9.70	$9.10	$7.69	$6.99	$12.23

Total return(C)	6.59%	18.94%	10.73%	(42.85%)	23.54%

Net assets end of year (000’s)	$370,008	$425,431	$637,103	$500,722	$888,019

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.77%	0.78%	0.82%	0.75%	0.78%
Before reimbursement/fee waiver	0.77%	0.78%	0.82%	0.75%	0.78%
Net investment income, to average net assets	0.37%	0.51%	0.72%	0.55%	0.13%
Portfolio turnover rate	61%	167%	53%	33%	62%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 114	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica WMC Diversified Growth
	Class P
	October 31,		October 31,
For a share outstanding throughout each period	2011		2010(R)

Net asset value
Beginning of period/year	$8.88		$8.07

Investment operations
Net investment income(B)	—	(L)	0.01
Net realized and change in unrealized gain on investments	0.55		0.84

Total from investment operations	0.55		0.85

Distributions
Net investment income	—		(0.04)

Total distributions	—		(0.04)

Net asset value
End of year	$9.43		$8.88

Total return(C)	6.19%		10.56	% (G)

Net assets end of year (000’s)	$199,852		$264,287

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15%		1.15	% (H)
Before reimbursement/fee waiver	1.23%		1.23	% (H)
Net investment income, to average net assets	—	%(M)	0.08	% (H)
Portfolio turnover rate	61%		167	% (G)

	Transamerica WMC Diversified Growth
	Class T
	October 31,	October 31,	October 31,		October 31,	October 31,
For a share outstanding throughout each period	2011	2010	2009		2008	2007

Net asset value
Beginning of period/year	$25.12	$21.14	$19.14		$33.53	$27.18

Investment operations
Net investment income(B)	0.06	0.06	0.10		0.12	—
Net realized and change in unrealized gain (loss) on investments	1.53	3.92	1.90		(14.51)	6.35

Total from investment operations	1.59	3.98	2.00		(14.39)	6.35

Distributions
Net investment income	—	—	—	(L)	—	—

Total distributions	—	—	—	(L)	—	—

Net asset value
End of year	$26.71	$25.12	$21.14		$19.14	$33.53

Total return(C)	6.33%	18.83%	10.46%		(42.92%)	23.36%

Net assets end of year (000’s)	$86,450	$93,290	$87,469		$90,881	$183,495

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.92%	0.96%	1.03%		0.89%	0.91%
Before reimbursement/fee waiver	0.92%	0.96%	1.03%		0.89%	0.91%
Net investment income, to average net assets	0.23%	0.28%	0.54%		0.42%	0.01%
Portfolio turnover rate	61%	167%	53%		33%	62%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 115	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

	Transamerica WMC Quality Value
	Class A		Class C		Class I		Class I2
	October 31,		October 31,		October 31,		October 31,
For a share outstanding throughout each period	2011(FF)		2011(FF)		2011(FF)		2011(FF)

Net asset value
Beginning of period/year	$10.00		$10.00		$10.00		$10.00

Investment operations
Net investment income(B)	0.11		0.06		0.13		0.16
Net realized and change in unrealized gain on investments	0.28		0.28		0.30		0.30

Total from investment operations	0.39		0.34		0.43		0.46

Distributions
Net investment income	(0.09)		(0.05)		(0.12)		(0.14)

Total distributions	(0.09)		(0.05)		(0.12)		(0.14)

Net asset value
End of year	$10.30		$10.29		$10.31		$10.32

Total return(C)	3.94	% (G)	3.38	% (G)	4.31	% (G)	4.60	% (G)

Net assets end of year (000’s)	$1,021		$1,752		$7,855		$1,328,468

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32	% (H)	1.91	% (H)	0.95	% (H)	0.76	% (H)
Before reimbursement/fee waiver	1.32	% (H)	1.91	% (H)	0.95	% (H)	0.76	% (H)
Net investment income, to average net assets	1.09	% (H)	0.49	% (H)	1.38	% (H)	1.61	% (H)
Portfolio turnover rate	35	% (G)	35	% (G)	35	% (G)	35	% (G)

(A)	Formerly, Transamerica Flexible Income.

(B)	Calculation is based on average number of shares outstanding.

(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(D)	Includes extraordinary expenses. The impact of the expenses was 0.01%.

(E)	Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01%.

(F)	Commenced operations November 30, 2009.

(G)	Not annualized.

(H)	Annualized.

(I)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.

(J)	Commenced operations November 20, 2009.

(K)	Formerly, Transamerica Money Market.

(L)	Rounds to less than $0.01 or $(0.01).

(M)	Rounds to less than 0.01% or (0.01)%.

(N)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.

(O)	Formerly, Transamerica Short-Term Bond.

(P)	Commenced operations August 31, 2011.

(Q)	Formerly, Transamerica Focus.

(R)	Commenced operations November 13, 2009.

(S)	Prior to November 13, 2009, information provided in previous periods reflects Transamerica Premier Focus, which is the accounting survivor pursuant to a Plan of Reorganization.

(T)	Commenced operations September 30, 2011.

(U)	Prior to the fund acquisition (see the notes to the financial statements for additional information), the accounting surviving funds’ Investor Class had a net asset value per share of $18.60. At the point of the acquisition, the Investor Class became Class P with a net asset value of $11.77.

(V)	Includes extraordinary expenses. The impact of the expenses were 0.02% and 0.05% for 2010 and 2009, respectively.

(W)	Formerly, Transamerica Growth Opportunities.

(X)	Formerly, Transamerica Balanced.

(Y)	Includes extraordinary expenses. The impact of the expenses were 0.01% and 0.02% for 2010 and 2009, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 116	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
(Z)	Formerly, Transamerica Small/Mid Cap Value.

(AA)	Commenced operations March 1, 2011.

(BB)	Prior to March 1, 2011, information provided in previous periods reflects TS&W International Equity Portfolio, Transamerica TS&W International Equity is accounting survivor pursuant to a Plan of Reorganization. Prior to November 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

(CC)	Formerly, Transamerica Diversified Equity.

(DD)	Prior to November 13, 2009, information provided in previous periods reflects Transamerica Premier Diversified Equity, which is the accounting survivor pursuant to a Plan of Reorganization.

(EE)	Commenced operations November 1, 2007.

(FF)	Commenced operations November 15, 2010.
Note: Prior to November 1, 2009, all the financial highlights with the exception of Transamerica TS&W International Equity, were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 117	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS
At October 31, 2011
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica WMC Quality Value commenced operations on November 15, 2010. Transamerica TS&W International Equity commenced operations on March 1, 2011 (see Reorganization note 7). Effective March 22, 2011, Transamerica Balanced changed its name to Transamerica Multi-Managed Balanced; Transamerica Diversified Equity changed its name to Transamerica WMC Diversified Equity; Transamerica Focus changed its name to Transamerica Morgan Stanley Capital Growth; Transamerica Growth Opportunities changed its name to Transamerica Morgan Stanley Growth Opportunities; Transamerica Small/Mid Cap Value changed its name to Transamerica Systematic Small/Mid Cap Value; Transamerica Flexible Income changed its name to Transamerica AEGON Flexible Income; Transamerica Money Market changed its name to Transamerica AEGON Money Market; and Transamerica Short-Term Bond changed its name to Transamerica AEGON Short-Term Bond. Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011. Transamerica Morgan Stanley Capital Growth Class I2 commenced operations on September 30, 2011.
Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond, Transamerica Logan Circle Emerging Markets Debt, Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Growth Opportunities, Transamerica Multi-Managed Balanced, Transamerica Systematic Small/Mid Cap Value, Transamerica TS&W International Equity, Transamerica WMC Diversified Equity, Transamerica WMC Diversified Growth, and Transamerica WMC Quality Value (each, a “Fund”; collectively, the “Funds”) are part of Transamerica Funds.
Transamerica Logan Circle Emerging Markets Debt is “non-diversified” under the 1940 Act.
Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Growth Opportunities, and Transamerica WMC Diversified Equity currently have six classes of shares; Class A, Class B, Class C, Class I, Class I2, and Class P. Transamerica Multi-Managed Balanced currently has five classes of shares; Class A, Class B, Class C, Class I, and Class P. Transamerica AEGON Flexible Income and Transamerica Systematic Small/Mid Cap Value currently have five classes of shares; Class A, Class B, Class C, Class I, and Class I2. Transamerica WMC Diversified Growth currently has seven classes of shares; Class A, Class B, Class C, Class I, Class I2, Class P and Class T. Class T shares are not available to new investors. Transamerica AEGON Short-Term Bond, Transamerica Logan Circle Emerging Markets Debt, Transamerica TS&W International Equity and Transamerica WMC Quality Value currently have four classes of shares; Class A, Class C, Class I, and Class I2. Each of the above classes has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective July 15, 2010, Class B shares of each Fund were no longer offered for purchase.
This report should be read in conjunction with the Funds’ current prospectuses, which contain more complete information about the Funds including investment objectives and strategies.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.
Repurchase agreements: Securities purchased subject to repurchase agreements are held at the Funds’ custodian and, pursuant to the terms of the repurchase agreements, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Transamerica Funds	Page 118	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 1. (continued)
Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Forward foreign currency contracts: The Funds may be subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at October, 31 2011 are listed in the Schedules of Investments.
Option and swaption contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms.
The Funds write call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. When a Fund writes a covered call or put option/swaption, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.
Funds purchase put and call options on foreign or US securities, indices, futures, swaps (“swaptions”), and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statements of Operations.
The underlying face amounts of open option and swaption contracts at October 31, 2011 are listed in the Schedules of Investments.
Transactions in written options were as follows:

		Notional
Transamerica Multi-Managed Balanced	Premium	Amount

Balance at October 31, 2010	$—	$—
Sales	154	168
Closing Buys	(72)	(80)
Expirations	(40)	(22)
Exercised	—	—

Balance at October 31, 2011	$42	$66
There were no transactions in written swaptions during the year ended October 31, 2011.
Futures contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Transamerica Funds	Page 119	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 1. (continued)
Subsequent payments (variation margin) are paid or received by the Funds each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The open future contracts at October 31, 2011 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.
Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act.
Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.
The Funds investing in short sales are liable for any dividends payable on securities while those securities are in a short position and also bear other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as broker expense on securities sold short in the Statements of Operations.
Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.
The restricted and illiquid securities at October 31, 2011 are listed in the Schedules of Investments.
Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investments on the Statements of Assets and Liabilities.
The PIKs at October 31, 2011 are listed in the Schedules of Investments.
Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Expenses from cash overdrafts are included in Other Expenses on the Statement of Operations.
Real estate investment trusts (“REITs”): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Funds’ securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds seek to increase their net investment income through the receipt of interest (after rebates and fees).
Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at October 31, 2011 are shown in the Schedules of Investments and Statements of Assets and Liabilities.
Income from loaned securities on the Statements of Operations is net of fees earned by the lending agent for its services.

Transamerica Funds	Page 120	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 1. (continued)
Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.
Commissions recaptured for the year ended October 31, 2011, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica Morgan Stanley Capital Growth	$2
Transamerica Morgan Stanley Growth Opportunities	1
Transamerica Systematic Small/Mid Cap Value	99
Transamerica WMC Diversified Equity	—	(A
Transamerica WMC Diversified Growth	—	(A)
Transamerica WMC Quality Value	3

(A)	Amount rounds to less than $1.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. In addition to the non-class specific expenses, each class bears its own specific expenses.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Redemption fees: Prior to March 1, 2011, TS&W International Equity Portfolio, the predecessor fund of Transamerica TS&W International Equity, retained a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. The redemption fees received are disclosed in the Funds’ Statements of Changes in Net Assets. Effective March 1, 2011, Transamerica TS&W International Equity no longer charges redemption fees.
Fair funds settlement: The Securities and Exchange Commission (“SEC”) had investigated several companies and found that there were some companies that conducted rapid in and out trading of mutual funds, known as market timing, through deceptive means. Through a SEC order the companies found to be market timing against mutual funds were required to pay amounts to compensate for the market timing activity. Amounts received as a result of the SEC order are noted on the Statements of Changes in Net Assets.

Transamerica Funds	Page 121	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the NYSE, normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Foreign securities, in which their primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.
Securities lending collateral: Securities lending collateral is a money market fund, which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.
Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

Transamerica Funds	Page 122	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 2. (continued)
U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using TBA quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Funds’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, option and swaption contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Funds’ Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When a Fund must use fair valuation methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.
The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2011, are disclosed in the Valuation Summary of each Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.
There were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2011.
For assets and liabilities for which significant unobservable inputs (Level 3) were used, there is a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund’s Schedule of Investments.
NOTE 3. RELATED PARTY TRANSACTIONS
TAM, the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Prior to March 22, 2011, Transamerica Investment Management, LLC, served as sub-adviser to Transamerica AEGON Flexible Income, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond, Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Growth Opportunities, Transamerica Multi-Managed Balanced, Transamerica Systematic Small/Mid Cap Value, and Transamerica WMC Diversified Equity. On March 22, 2011, Transamerica AEGON Flexible Income, Transamerica AEGON Money Market, and Transamerica AEGON Short-Term Bond each changed its sub-advisers to AEGON USA Investment Management, LLC (“AUIM”), an affiliate of the Funds.
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Funds are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Funds or the entities that invest in the Funds.

Transamerica Funds	Page 123	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
At the commencement of operations, TAM invested in the Funds. As of October 31, 2011, TAM had investments in the Funds as follows:

	Market	% of Fund’s Net
Fund Name	Value	Assets
Transamerica AEGON Money Market
Class I	$50	0.02%

Transamerica Logan Circle Emerging Markets Debt
Class A	250	0.25
Class C	250	0.25
Class I	250	0.25

Transamerica TS&W International Equity
Class A	90	0.07
Class C	89	0.07

Transamerica WMC Quality Value
Class A	260	0.02
Class C	258	0.02

The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at October 31, 2011:

Transamerica AEGON Flexible Income	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$16,705	6.63%
Transamerica Asset Allocation-Moderate Portfolio	43,673	17.35
Transamerica Asset Allocation-Conservative VP	7,946	3.16
Transamerica Asset Allocation-Moderate Growth VP	16,820	6.68
Transamerica Asset Allocation-Moderate VP	23,830	9.46

Total	$108,974	43.28%

Transamerica AEGON High Yield Bond	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$19,938	2.56%
Transamerica Asset Allocation-Moderate Growth Portfolio	131,893	16.96
Transamerica Asset Allocation-Moderate Portfolio	88,210	11.34
Transamerica Multi-Manager Alternative Strategies Portfolio	29,544	3.80
Transamerica Asset Allocation-Conservative VP	14,862	1.91
Transamerica Asset Allocation-Moderate Growth VP	22,237	2.86
Transamerica Asset Allocation-Moderate VP	35,483	4.56

Total	$342,167	43.99%

Transamerica AEGON Money Market	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,568	2.67%
Transamerica Asset Allocation-Growth Portfolio	60	0.03
Transamerica Asset Allocation-Moderate Portfolio	4,278	2.05
Transamerica Multi-Manager Alternative Strategies Portfolio	1,952	0.93
Transamerica Multi-Manager International Portfolio	3,029	1.45

Total	$14,887	7.13%

Transamerica AEGON Short-Term Bond	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$71,759	2.54%
Transamerica Asset Allocation-Moderate Growth Portfolio	16,749	0.59
Transamerica Asset Allocation-Moderate Portfolio	116,856	4.14
Transamerica Asset Allocation-Conservative VP	216,906	7.69
Transamerica Asset Allocation-Moderate Growth VP	196,724	6.97
Transamerica Asset Allocation-Moderate VP	281,984	10.00
Transamerica International Moderate Growth VP	11,691	0.42

Total	$912,669	32.35%

Transamerica Logan Circle Emerging Markets Debt	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,758	8.71%
Transamerica Asset Allocation-Moderate Growth Portfolio	18,042	17.94
Transamerica Asset Allocation-Moderate Portfolio	15,375	15.29
Transamerica Multi-Manager Alternative Strategies Portfolio	7,737	7.69
Transamerica Asset Allocation-Conservative VP	8,212	8.16
Transamerica Asset Allocation-Moderate Growth VP	19,128	19.02
Transamerica Asset Allocation-Moderate VP	17,425	17.33

Total	$94,677	94.14%

Transamerica Morgan Stanley Capital Growth	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$13,611	2.36%
Transamerica Asset Allocation-Growth Portfolio	63,682	11.06
Transamerica Asset Allocation-Moderate Growth Portfolio	80,723	14.02
Transamerica Asset Allocation-Moderate Portfolio	35,914	6.24
Transamerica Asset Allocation-Conservative VP	21,009	3.65
Transamerica Asset Allocation-Growth VP	38,187	6.63
Transamerica Asset Allocation-Moderate Growth VP	99,336	17.25
Transamerica Asset Allocation-Moderate VP	51,449	8.93

Total	$403,911	70.14%

Transamerica Funds	Page 124	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)

Transamerica Morgan Stanley Growth Opportunities	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$11,781	3.37%
Transamerica Asset Allocation-Growth Portfolio	14,361	4.11
Transamerica Asset Allocation-Moderate Growth Portfolio	43,736	12.52
Transamerica Asset Allocation-Moderate Portfolio	41,889	11.99

Total	$111,767	31.99%

Transamerica TS&W International Equity	Market Value	% of Net Assets
Transamerica International Moderate Growth VP	$46,329	36.87%
Transamerica WMC Diversified Equity	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$25,766	4.58%
Transamerica Asset Allocation-Growth Portfolio	77,406	13.75
Transamerica Asset Allocation-Moderate Growth Portfolio	123,343	21.90
Transamerica Asset Allocation-Moderate Portfolio	60,816	10.80

Total	$287,331	51.03%

Transamerica WMC Diversified Growth	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$30,080	2.76%
Transamerica Asset Allocation-Growth Portfolio	92,181	8.44
Transamerica Asset Allocation-Moderate Growth Portfolio	140,470	12.87
Transamerica Asset Allocation-Moderate Portfolio	94,479	8.65

Total	$357,210	32.72%

Transamerica WMC Quality Value	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$54,988	4.11%
Transamerica Asset Allocation-Growth Portfolio	193,574	14.46
Transamerica Asset Allocation-Moderate Growth Portfolio	294,989	22.03
Transamerica Asset Allocation-Moderate Portfolio	136,386	10.18
Transamerica Asset Allocation-Conservative VP	48,362	3.61
Transamerica Asset Allocation-Growth VP	119,471	8.92
Transamerica Asset Allocation-Moderate Growth VP	308,506	23.04
Transamerica Asset Allocation-Moderate VP	162,560	12.14

Total	$1,318,836	98.49%

Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica AEGON Flexible Income

First $250 million	0.475%
Over $250 million up to $350 million	0.425
Over $350 million	0.40

Transamerica AEGON High Yield Bond

First $400 million	0.59%
Over $400 million up to $750 million	0.575
Over $750 million	0.55

Transamerica AEGON Money Market

ANA	0.40%

Transamerica AEGON Short-Term Bond

First $250 million	0.55%
Over $250 million up to $500 million	0.50
Over $500 million up to $1 billion	0.475
Over $1 billion	0.45

Transamerica Logan Circle Emerging Markets Debt

First $400 million	0.60%
Over $400 million	0.58

Transamerica Morgan Stanley Capital Growth

First $500 million	0.80%
Over $500 million	0.675

Transamerica Morgan Stanley Growth Opportunities

First $250 million	0.80%
Over $250 million up to $500 million	0.75
Over $500 million	0.70

Transamerica Multi-Managed Balanced

First $500 million	0.75%
Over $500 million up to $1 billion	0.65
Over $1 billion	0.60

Transamerica Systematic Small/Mid Cap Value

First $500 million	0.80%
Over $500 million	0.75

Transamerica TS&W International Equity (Effective March 1, 2011)

First $250 million	0.80%
Over $250 million up to 500 million	0.75
Over $500 million up to $1 billion	0.725
Over $1 billion	0.70

Transamerica TS&W International Equity (Prior to March 1, 2011)

ANA	0.65%

Transamerica WMC Diversified Equity

First $500 million	0.73%
Over $500 million up to $2.5 billion	0.70
Over $2.5 billion	0.65

Transamerica WMC Diversified Growth

First $500 million	0.73%
Over $500 million up to $2.5 billion	0.70
Over $2.5 billion	0.65

Transamerica WMC Quality Value

First $1 billion	0.70%
Over $1 billion	0.675

Transamerica Funds	Page 125	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
TAM has contractually agreed to waive its advisory fee and will reimburse the Funds to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

	Class A, B, C, I, I2, and T	Class P Expense
Fund	Expense Limit	Limit^
Transamerica AEGON Flexible Income ø	1.00%	—%
Transamerica AEGON High Yield Bond ε	0.95	0.90
Transamerica AEGON Money Market	0.48	0.48
Transamerica AEGON Short-Term Bond	0.85	—
Transamerica Logan Circle Emerging Markets Debt	1.00	—
Transamerica Morgan Stanley Capital Growth	1.20	1.40
Transamerica Morgan Stanley Growth Opportunities	1.40	1.40
Transamerica Multi-Managed Balanced	1.45	1.10
Transamerica Systematic Small/Mid Cap Value ⌂	1.25	—
Transamerica TS&W International Equity ◊	1.15	—
Transamerica WMC Diversified Equity	1.17	1.15
Transamerica WMC Diversified Growth	1.17	1.15
Transamerica WMC Quality Value	1.00	—

ø	Effective March 1, 2011, Transamerica AEGON Flexible Income had an expense cap change to 1.00%. Prior to March 1, 2011, the expense cap was 1.35%.

ε	Effective March 1, 2011, Transamerica AEGON High Yield Bond had an expense cap change to 0.95%. Prior to March 1, 2011, the expense cap was 1.24%.

⌂	Effective March 1, 2011, Transamerica Systematic Small/Mid Cap Value had an expense cap change to 1.25%. Prior to March 1, 2011, the expense cap was 1.40%

◊	Effective March 1, 2011, Transamerica TS&W International Equity had an expense cap change to 1.15%. Prior to March 1, 2011, the predecessor fund, TS&W International Equity Portfolio, had an expense cap of 1.75%.

^	Inclusive of 12b-1 fees.
If total Fund expenses, excluding 12b-1 fees and certain ordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Funds may be required to pay the adviser a portion or all of the previously waived advisory or reimbursed fees.
Amounts recaptured by the adviser during the year ended October 31, 2011 were as follows:

Fund	Recaptured Amount
Transamerica Morgan Stanley Capital Growth
Class C	$3
Class I	1
Class P	2

Transamerica Morgan Stanley Growth Opportunities
Class A	112
Class B	13
Class C	18
Class I	—	(A)

Transamerica Multi-Managed Balanced
Class I	1

Transamerica WMC Diversified Equity
Class I	—	(A)

Transamerica WMC Diversified Growth
Class A	338
Class C	4

(A)	Amount rounds to less than $1.

Transamerica Funds	Page 126	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
The following amounts were available for recapture as of October 31, 2011:

	Reimbursement of		Available for
Fund	Class Expenses		Recapture Through
Transamerica AEGON High Yield Bond

Fiscal Year 2010:			10/31/2013
Class P	$50

Fiscal Year 2011:			10/31/2014
Fund Level	32
Class P	37

Transamerica AEGON Money Market

Fiscal Year 2009:			10/31/2012
Class A	763
Class B	422
Class C	552
Class I2	30

Fiscal Year 2010:			10/31/2013
Fund Level	752
Class A	876
Class B	344
Class C	446
Class I	1
Class I2	1
Class P	55

Fiscal Year 2011:			10/31/2014
Fund Level	749
Class A	783
Class B	213
Class C	376
Class I	2
Class I2	1
Class P	47

Transamerica Logan Circle Emerging Markets Debt

Fiscal Year 2011:			10/31/2014
Fund Level	35
Class A	—	(A)
Class C	—	(A)
Class I	—	(A)
Class I2	1

Transamerica Morgan Stanley Capital Growth

Fiscal Year 2009:			10/31/2012
Class P *	48

Fiscal Year 2010:			10/31/2013
Class A	94
Class B	39
Class C	4
Class P	7

Fiscal Year 2011:			10/31/2014
Class A	51
Class B	23

Transamerica Morgan Stanley Growth Opportunities

Fiscal Year 2009:			10/31/2012
Class A	122
Class B	48
Class C	4

Fiscal Year 2010:			10/31/2013
Class A	123
Class B	1
Class C	1
Class I	—	(A)

Transamerica Multi-Managed Balanced

Fiscal Year 2010:			10/31/2013
Class P	$499

Fiscal Year 2011:			10/31/2014
Fund Level	92
Class P	367

Transamerica TS&W International Equity

Fiscal Year 2011:	—	(A)	10/31/2014
Class A

Transamerica WMC Diversified Equity

Fiscal Year 2009:			10/31/2012
Class P **	311

Fiscal Year 2010:			10/31/2013
Class A	158
Class B	23
Class C	20
Class I	1
Class P	689

Fiscal Year 2011:			10/31/2014
Class A	117
Class B	9
Class C	11
Class I	—	(A)
Class P	1,154

Transamerica WMC Diversified Growth

Fiscal Year 2009:			10/31/2012
Class A	80
Class B	145
Class C	54

Fiscal Year 2010:			10/31/2013
Class A	121
Class B	46
Class C	18
Class P	250

Fiscal Year 2011:			10/31/2014
Class B	18
Class P	187

*	Formerly, Transamerica Premier Focus Fund, Investor Class.

**	Formerly, Transamerica Premier Diversified Equity Fund, Investor Class.

(A)	Amount rounds to less than $1.
In addition to the advisory fee waiver for Transamerica AEGON Money Market, TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica AEGON Money Market in order to avoid a negative yield. At any point in which Transamerica AEGON Money Market, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding three years pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica AEGON Money Market to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statements of Operations, within the class expense (reimbursed). As of year ended October 31, 2011 and year ended October 31, 2010, the amounts waived were as follows:

Transamerica Funds	Page 127	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)

		2011 Amount Waived			2010 Amount Waived
Fund/Class	2011 Amount Waived ($)	(Basis Points)	2010 Amount Waived ($)		(Basis Points)
Fund	$610	29	$700		27
A	375	33	441		34
B	157	98	263		99
C	319	98	382		99
P	—	—	—	(A)	—	(B)

(A)	Amount rounds to less than $1.

(B)	Amount rounds to less than 1 basis point.
Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits: 0.35% for Class A, 1.00% for Class B, 1.00% for Class C, and 0.25% for Class P. 12b-1 fees are not applicable for Class I, Class I2, and Class T. TAM has contractually agreed to waive 0.10% of 12b-1 fees on Class A shares of Transamerica AEGON Flexible Income and Transamerica AEGON Short-Term Bond through March 1, 2012.
Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Class B, Class C, and certain Class A share redemptions. For the year ended October 31, 2011, the underwriter commissions were as follows:

Transamerica AEGON Flexible Income

Received by Underwriter	$274
Retained by Underwriter	50
Contingent Deferred Sales Charge	34

Transamerica AEGON High Yield Bond

Received by Underwriter	353
Retained by Underwriter	67
Contingent Deferred Sales Charge	30

Transamerica AEGON Money Market

Received by Underwriter	—
Retained by Underwriter	—
Contingent Deferred Sales Charge	78

Transamerica AEGON Short-Term Bond

Received by Underwriter	1,202
Retained by Underwriter	245
Contingent Deferred Sales Charge	627

Transamerica Logan Circle Emerging Markets Debt

Received by Underwriter	4
Retained by Underwriter	1
Contingent Deferred Sales Charge	—

Transamerica Morgan Stanley Capital Growth

Received by Underwriter	386
Retained by Underwriter	58
Contingent Deferred Sales Charge	15

Transamerica Morgan Stanley Growth Opportunities

Received by Underwriter	151
Retained by Underwriter	23
Contingent Deferred Sales Charge	18

Transamerica Multi-Managed Balanced

Received by Underwriter	$305
Retained by Underwriter	47
Contingent Deferred Sales Charge	17

Transamerica Systematic Small/Mid Cap Value

Received by Underwriter	643
Retained by Underwriter	97
Contingent Deferred Sales Charge	113

Transamerica TS&W International Equity

Received by Underwriter	2
Retained by Underwriter	—	(A)
Contingent Deferred Sales Charge	—

Transamerica WMC Diversified Equity

Received by Underwriter	268
Retained by Underwriter	40
Contingent Deferred Sales Charge	28

Transamerica WMC Diversified Growth

Received by Underwriter	45
Retained by Underwriter	7
Contingent Deferred Sales Charge	8

Transamerica WMC Quality Value

Received by Underwriter	19
Retained by Underwriter	3
Contingent Deferred Sales Charge	—(A	)

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.
Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee for providing transfer agent services. Fees paid and the amounts due to TFS for the year ended October 31, 2011 are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Transamerica AEGON Flexible Income	$171	$14
Transamerica AEGON High Yield Bond	480	42
Transamerica AEGON Money Market	513	44
Transamerica AEGON Short-Term Bond	1,299	106
Transamerica Logan Circle Emerging Markets Debt	2	1
Transamerica Morgan Stanley Capital Growth	452	45
Transamerica Morgan Stanley Growth Opportunities	701	60
Transamerica Multi-Managed Balanced	782	62
Transamerica TS&W International Equity	98	7
Transamerica Systematic Small/Mid Cap Value	1,188	93
Transamerica WMC Diversified Equity	2,011	350
Transamerica WMC Diversified Growth	1,990	169
Transamerica WMC Quality Value	92	9

Transamerica Funds	Page 128	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.
Brokerage commissions: Transamerica Morgan Stanley Growth Opportunities incurred $1 on security transactions placed with affiliates of the advisers or sub-advisers for the year ended October 31, 2011. There were no other brokerage commissions incurred on security transactions placed with affiliates of the advisers or sub-advisers for the year ended October 31, 2011.
NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2011 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica AEGON Flexible Income	$81,478	$20,336	$101,526	$5,957

Transamerica AEGON High Yield Bond	694,760	17,130	626,788	17,530

Transamerica AEGON Short-Term Bond	1,436,160	—	1,484,052	—

Transamerica Logan Circle Emerging Markets Debt	127,243	2,642	28,707	—

Transamerica Morgan Stanley Capital Growth	563,294	—	174,845	—

Transamerica Morgan Stanley Growth Opportunities	458,349	—	450,801	—

Transamerica Multi-Managed Balanced	912,020	71,544	889,384	169,086

Transamerica Systematic Small/Mid Cap Value	1,148,435	—	1,136,505	—

Transamerica TS&W International Equity	76,899	—	21,007	—

Transamerica WMC Diversified Equity	1,112,718	—	1,363,111	—

Transamerica WMC Diversified Growth	764,984	—	894,607	—

Transamerica WMC Quality Value	1,747,680	—	426,582	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS
Transamerica AEGON Flexible Income:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2011:
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain (loss) on transactions from forward foreign currency contracts	$(60)

Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	3

Total	$(57)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Page 129	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica AEGON Short-Term Bond:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2011:
Derivatives not accounted for as hedging instruments

Location	Interest rate contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(5,854)

Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	1,743

Total	$(4,111)

Transamerica Logan Circle Emerging Markets Debt:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2011:
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$182

Liability derivatives
Unrealized depreciation on forward foreign currency contracts	(191)

Total	$(9)

Effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2011:
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain (loss) from forward foreign currency contracts	$254

Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9)

Total	$245

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Page 130	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica Multi-Managed Balanced:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures rose throughout the year to eight and decreased to three at year end. The volume of written options and swaptions held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2011:
Derivatives not accounted for as hedging instruments

Location	Equity contracts	Interest rate contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$—	$56	$56
Unrealized appreciation on futures contracts	44	87	131	*
Liability derivatives
Written options and swaptions, at value	—	(11)	(11)
Unrealized depreciation on futures contracts	—	(5)	(5)	*

Total	$44	$127	$171

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:
Derivatives not accounted for as hedging instruments

Location	Equity contracts	Interest rate contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain (loss) on purchased option and swaption contracts	$—	$(58)	$(58)
Net realized gain (loss) on written option and swaption contracts	—	89	89
Net realized gain (loss) on futures contracts	(105)	50	(55)
Net Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on purchased option and swaption contracts	—	(71)	(71)
Net increase (decrease) in unrealized appreciation (depreciation) on written option and swaption contracts	—	31	31
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	44	82	126

Total	$(61)	$123	$62

NOTE 6. FEDERAL INCOME TAX MATTERS
The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open tax years (2008 — 2010), if applicable, or expected to be taken in the Funds’ 2011 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards, undistributed income associated with the redemption of shares.
Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Transamerica Funds	Page 131	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 6. (continued)

			Undistributed
			(accumulated) net
	Shares of	Undistributed	realized gain
	beneficial	(accumulated) net	(loss) from
	interest, unlimited	investment income	investment
Fund	shares authorized	(loss)	securities
Transamerica AEGON Flexible Income	$—	$156	$(156)
Transamerica AEGON High Yield Bond	(30)	30	—
Transamerica AEGON Short-Term Bond	—	2,520	(2,520)
Transamerica Logan Circle Emerging Markets Debt	(48)	317	(269)
Transamerica Morgan Stanley Capital Growth	484	1,376	(1,860)
Transamerica Morgan Stanley Growth Opportunities	(2,025)	2,192	(167)
Transamerica Multi-Managed Balanced	(9)	138	(129)
Transamerica Systematic Small/Mid Cap Value	(2,856)	2,856	—
Transamerica TS&W International Equity	—	(86)	86
Transamerica WMC Diversified Equity	(852)	1,288	(436)
Transamerica WMC Diversified Growth	(32)	33	(1)
Transamerica WMC Quality Value	(62)	62	—
The capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have any capital loss carryforwards.

Fund	Capital Loss Carryforwards		Available Through
Transamerica AEGON Flexible Income	$9,421		October 31, 2015
Transamerica AEGON Flexible Income	51,526		October 31, 2016
Transamerica AEGON Flexible Income	20,523		October 31, 2017
Transamerica AEGON High Yield Bond	24,499		October 31, 2017
Transamerica AEGON Money Market	1		October 31, 2013
Transamerica AEGON Money Market	1		October 31, 2014
Transamerica AEGON Money Market	—	(A)	October 31, 2015
Transamerica AEGON Money Market	1		October 31, 2017
Transamerica Logan Circle Emerging Markets Debt	65		October 31, 2019
Transamerica Multi-Managed Balanced	1,201		October 31, 2016
Transamerica Multi-Managed Balanced	4,174		October 31, 2017
Transamerica TS&W International Equity	1,886		October 31, 2017
Transamerica WMC Diversified Equity	12,339		October 31, 2016
Transamerica WMC Diversified Equity	6,050		October 31, 2017
Transamerica WMC Diversified Growth	421,389		October 31, 2017
Transamerica WMC Quality Value	14,538		October 31, 2019

(A)	Amount rounds to less than $1.
The capital loss carryforwards utilized or expired during the year ended October 31, 2011 were as follows:

Capital Loss Carryforwards
Utilized/Expired During the
Fund	Year Ended October 31, 2011
Transamerica AEGON Flexible Income	$3,522
Transamerica AEGON High Yield Bond	28,428
Transamerica Morgan Stanley Capital Growth	13,568
Transamerica Morgan Stanley Growth Opportunities	46,703
Transamerica Multi-Managed Balanced	19,360
Transamerica Systematic Small/Mid Cap Value	161,135
Transamerica TS&W International Equity	2,482
Transamerica WMC Diversified Equity	38,011
Transamerica WMC Diversified Growth	63,562

Transamerica Funds	Page 132	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 6. (continued)
The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 were as follows:

	2011 Distributions Paid From			2010 Distributions Paid From
	Ordinary	Long-term			Long-term
	income	Capital Gain	Return of Capital	Ordinary income	Capital Gain	Return of Capital
Transamerica AEGON Flexible Income	$14,368	$—	$—	$15,799	$—	$—
Transamerica AEGON High Yield Bond	50,034	—	—	48,900	—	—
Transamerica AEGON Money Market	14	—	—	15	—	—
Transamerica AEGON Short-Term Bond	101,889	6,441	—	89,330	—	—
Transamerica Logan Circle Emerging Markets Debt	42	—	—
Transamerica Morgan Stanley Capital Growth	—	—	—	178	—	—
Transamerica Morgan Stanley Growth Opportunities	—	696	—	—	—	—
Transamerica Multi-Managed Balanced	4,520	—	—	9,357	—	—
Transamerica TS&W International Equity	1,049	—	—	844	—	—
Transamerica WMC Diversified Equity	11,530	598	—	1,673	—	—
Transamerica WMC Diversified Growth	—	—	—	5,886	—	—
Transamerica WMC Quality Value	16,307	—	—
The tax basis components of distributable earnings as of October 31, 2011 were as follows:

		Undistributed			Net Unrealized
	Undistributed	Long-term Capital	Capital Loss	Other Temporary	Appreciation
Fund	Ordinary income	Gain	Carryforward	Differences	(Depreciation) (A)
Transamerica AEGON Flexible Income	$877	$—	$(81,470)	$—	$6,853
Transamerica AEGON High Yield Bond	2,665	—	(24,499)	(97)	(3,843)
Transamerica AEGON Money Market	3	—	(3)	—	—
Transamerica AEGON Short-Term Bond	6,359	15,858	—	(4,342)	13,020
Transamerica Logan Circle Emerging Markets Debt	1,033	—	(65)	(12)	(687)
Transamerica Morgan Stanley Capital Growth	755	23,887	—	—	24,638
Transamerica Morgan Stanley Growth Opportunities	—	70,326	—	—	(7,636)
Transamerica Multi-Managed Balanced	3,446	41,471	(5,375)	—	13,075
Transamerica Systematic Small/Mid Cap Value	—	34,566	—	—	(41,921)
Transamerica TS&W International Equity	3,000	—	(1,886)	—	(4,269)
Transamerica WMC Diversified Equity	—	73,047	(18,389)	—	26,221
Transamerica WMC Diversified Growth	—	—	(421,389)	—	130,884
Transamerica WMC Quality Value	2,504	—	(14,538)	—	(157)

(A)	Amounts include unrealized gain/loss from wash sales, foreign currency, securities sold short, and derivative instruments, if applicable.
NOTE 7. REORGANIZATION
Transamerica AEGON Flexible Income:
On November 13, 2009, Transamerica AEGON Flexible Income (formerly, Transamerica Flexible Income) acquired all of the net assets of Transamerica Convertible Securities pursuant to a Plan of Reorganization. Transamerica AEGON Flexible Income is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 8,937 shares of Transamerica AEGON Flexible Income for 8,540 shares of Transamerica Convertible Securities outstanding on November 13, 2009. Transamerica Convertible Securities net assets at that date, $75,162, including $5,629 unrealized appreciation, were combined with those of Transamerica AEGON Flexible Income. The aggregate net assets of Transamerica AEGON Flexible Income immediately before the acquisition were $186,259; the combined net assets of Transamerica AEGON Flexible Income immediately after the acquisition were $261,421. Shares issued with the acquisition were as follows:
     Transamerica Convertible Securities

Class	Shares	Amount
A	1,554	$13,041
B	294	2,469
C	717	5,997
I2	6,372	53,655

Transamerica Funds	Page 133	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 7. (continued)
The exchange ratios of the reorganization for each class are as follows (Transamerica AEGON Flexible Income shares issuable/Transamerica Convertible Securities):
          Transamerica Convertible Securities

Classes	Exchange Ratio
A	1.05
B	1.04
C	1.04
I2	1.05
Transamerica AEGON High Yield Bond:
On November 20, 2009, Transamerica AEGON High Yield Bond (formerly, Transamerica High Yield Bond) acquired all of the net assets of Transamerica Premier High Yield Bond Fund pursuant to a Plan of Reorganization. AEGON High Yield Bond is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 10,998 shares of Transamerica AEGON High Yield Bond for 14,218 shares of Transamerica Premier High Yield Bond Fund outstanding on November 20, 2009. Transamerica Premier High Yield Bond Fund’s net assets at that date, $93,513, including $7,786 unrealized appreciation, were combined with those of Transamerica AEGON High Yield Bond. The aggregate net assets of Transamerica AEGON High Yield Bond immediately before the acquisition were $582,106; the combined net assets of Transamerica AEGON High Yield Bond immediately after the acquisition were $675,619. Shares issued with the acquisition were as follows:
          Transamerica Premier High Yield Bond Fund

Classes	Shares	Amount
I	4,928	$42,041
P	6,070	51,472
The exchange ratios of the reorganization for each class are as follows (Transamerica AEGON High Yield Bond shares issuable/ Transamerica Premier High Yield Bond Fund):
          Transamerica Premier High Yield Bond Fund

Classes	Exchange Ratio
I2	0.77
P	0.78
Transamerica AEGON Money Market:
On November 20, 2009, Transamerica AEGON Money Market (formerly, Transamerica Money Market) acquired all of the net assets of Transamerica Premier Cash Reserve Fund pursuant to a Plan of Reorganization. Transamerica AEGON Money Market is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 43,668 shares of Transamerica AEGON Money Market for 43,668 shares of Transamerica Premier Cash Reserve Fund outstanding on November 20, 2009. Transamerica Premier Cash Reserve Fund’s net assets at that date, $43,668, were combined with those of Transamerica AEGON Money Market. The aggregate net assets of Transamerica AEGON Money Market immediately before the acquisition were $254,159; the combined net assets of Transamerica AEGON Money Market immediately after the acquisition were $297,827. Shares issued with the acquisition were as follows:
          Transamerica Premier Cash Reserve Fund

Class	Shares	Amount
P	43,668	$43,668

Transamerica Funds	Page 134	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 7. (continued)
The exchange ratio of the reorganization for the class is as follows (Transamerica AEGON Money Market shares issuable/Transamerica Premier Cash Reserve Fund):
          Transamerica Premier Cash Reserve Fund

Class	Exchange Ratio
P	1.00
Transamerica Morgan Stanley Capital Growth:
On November 13, 2009, Transamerica Morgan Stanley Capital Growth (formerly, Transamerica Focus) acquired all of the net assets of Transamerica Premier Focus Fund pursuant to a Plan of Reorganization. Transamerica Premier Focus Fund is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 6,344 shares of Transamerica Premier Focus Fund for 6,344 shares of Transamerica Morgan Stanley Capital Growth. As part of the acquisition shareholders of the accounting survivor, Transamerica Premier Focus Fund, received an additional 2,130 shares; resulting in a total shares of 5,802 of Transamerica Morgan Stanley Capital Growth. Transamerica Morgan Stanley Capital Growth’s net assets at that date, $72,239, including $4,752 unrealized appreciation, were combined with those of Transamerica Premier Focus Fund. The aggregate net assets of Transamerica Premier Focus Fund immediately before the acquisition was $68,302; the combined net assets of Transamerica Morgan Stanley Capital Growth immediately after the acquisition was $140,541. Shares issued with the acquisition were as follows:
          Transamerica Premier Focus Fund

Class	Shares	Amount
P	5,802	$68,302
          Transamerica Morgan Stanley Capital Growth

Class	Shares	Amount
A	3,369	$39,661
B	1,700	18,628
C	1,275	13,950
The exchange ratio of the reorganization for the class is as follows (Transamerica Morgan Stanley Capital Growth shares issuable/Transamerica Premier Focus Fund):
          Transamerica Premier Focus Fund

Class	Exchange Ratio
P	1.58
The exchange ratio of the reorganization for the class is as follows (Transamerica Morgan Stanley Capital Growth shares issuable/Transamerica Morgan Stanley Capital Growth)
          Transamerica Morgan Stanley Capital Growth

Class	Exchange Ratio
A	1.00
B	1.00
C	1.00

Transamerica Funds	Page 135	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 7. (continued)
Transamerica Morgan Stanley Growth Opportunities:
On November 13, 2009, Transamerica Morgan Stanley Growth Opportunities (formerly, Transamerica Growth Opportunities) acquired all of the net assets of Transamerica Premier Growth Opportunities Fund pursuant to a Plan of Reorganization. Transamerica Morgan Stanley Growth Opportunities is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 12,010 shares of Transamerica Morgan Stanley Growth Opportunities for 4,478 shares of Transamerica Premier Growth Opportunities Fund outstanding on November 13, 2009. Transamerica Premier Growth Opportunities Fund’s net assets at that date, $96,199, including $12,641 unrealized appreciation, were combined with those of Transamerica Morgan Stanley Growth Opportunities. The aggregate net assets of Transamerica Morgan Stanley Growth Opportunities immediately before the acquisition were $197,060; the combined net assets of Transamerica Morgan Stanley Growth Opportunities immediately after the acquisition were $293,259. Shares issued with the acquisition were as follows:
          Transamerica Premier Growth Opportunities Fund

Class	Shares	Amount
P	12,010	$96,199
The exchange ratio of the reorganization for the class is as follows (Transamerica Morgan Stanley Growth Opportunities shares issuable/Transamerica Premier Growth Opportunities Fund):
          Transamerica Premier Growth Opportunities Fund

Class	Exchange Ratio
P	2.68
Transamerica Multi-Managed Balanced:
On November 13, 2009, Transamerica Multi-Managed Balanced (formerly, Transamerica Balanced) acquired all of the net assets of Transamerica Value Balanced and Transamerica Premier Balanced Fund pursuant to a Plan of Reorganization. Transamerica Multi-Managed Balanced is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 16,603 shares of Transamerica Multi-Managed Balanced for 2,784 shares of Transamerica Value Balanced and 13,545 shares of Transamerica Premier Balanced Fund outstanding on November 13, 2009. Transamerica Value Balanced net assets at that date, $28,129, including $4,036 unrealized appreciation, were combined with those of Transamerica Multi-Managed Balanced. Transamerica Premier Balanced Fund’s net assets at that date, $281,788, including $32,655 unrealized appreciation, were combined with those of Transamerica Multi-Managed Balanced. The aggregate net assets of Transamerica Multi-Managed Balanced immediately before the acquisition were $98,823; the combined net assets of Transamerica Multi-Managed Balanced immediately after the acquisition were $408,740. Shares issued with the acquisition were as follows:
          Transamerica Value Balanced

Classes	Shares	Amount
A	1,014	$18,932
B	207	3,855
C	289	5,342
          Transamerica Premier Balanced Fund

Class	Shares	Amount
P	15,093	$281,788

Transamerica Funds	Page 136	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 7. (continued)
The exchange ratios of the reorganization for each class are as follows (Transamerica Multi-Managed Balanced shares issuable/Transamerica Value Balanced):
          Transamerica Value Balanced

Classes	Exchange Ratio
A	0.54
B	0.54
C	0.54
The exchange ratio of the reorganization for the class is as follows (Transamerica Multi-Managed Balanced shares issuable/Transamerica Premier Balanced Fund):
          Transamerica Premier Balanced Fund

Class	Exchange Ratio
P	1.11
Transamerica TS&W International Equity
On March 1, 2011, Transamerica TS&W International Equity acquired all of the net assets of TS&W International Equity Portfolio pursuant to a Plan of Reorganization. TS&W International Equity Portfolio is the accounting survivor. The purpose of the transaction was to achieve additional international exposure with a new client base within the Trust. The acquisition was accomplished by a tax-free exchange of 5,502 shares of Transamerica TS&W International Equity for 5,502 shares of TS&W International Equity Portfolio outstanding on March 1, 2011. Transamerica TS&W International Equity’s net assets at that date were $200, which were combined with those of TS&W International Equity Portfolio. The aggregate net assets of TS&W International Equity Portfolio were $83,612; the combined net assets of Transamerica TS&W International Equity immediately after the acquisition were $83,812. Shares issued with the acquisition were as follows:
          TS&W International Equity Portfolio

Class	Shares	Amount
I	5,502	$83,612
          Transamerica TS&W International Equity

Classes	Shares		Amount
A	7		$100
C	7		100
I	(a	)	(a	)
I2	(a	)	(a	)

(a)	Classes I and I2 held less 1 share and $1 at time of acquisition.
The exchange ratios of the reorganization for each class are as follows (Transamerica TS&W International Equity shares issuable/TS&W International Equity Portfolio):
          TS&W International Equity Portfolio

Class	Exchange Ratio
I	1.00

Transamerica Funds	Page 137	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 7. (continued)
The exchange ratios of the reorganization for each class are as follows (Transamerica TS&W International Equity shares issuable/ Transamerica TS&W International Equity):
          Transamerica TS&W International Equity

Classes	Exchange Ratio
A	1.00
C	1.00
I	1.00
I2	1.00
Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2011, are as follows:

Net investment income	$6,717
Net realized and unrealized gain	17,130
Net increase in net assets resulting from operations	23,847
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Transamerica TS&W International Equity that have been included in the Fund’s Statement of Operations since March 1, 2011.
Transamerica WMC Diversified Equity:
On November 13, 2009, Transamerica WMC Diversified Equity (formerly, Transamerica Diversified Equity) acquired all of the net assets of Transamerica Science & Technology, Transamerica Templeton Global, Transamerica Premier Diversified Equity Fund and Transamerica Premier Institutional Diversified Equity Fund pursuant to a Plan of Reorganization. Transamerica Premier Diversified Equity Fund is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 35,310 shares of Transamerica WMC Diversified Equity for 17,970 shares of Transamerica Science & Technology, 4,437 shares of Transamerica Templeton Global, 21,531 shares of Transamerica Premier Diversified Equity Fund and 216 shares of Transamerica Premier Institutional Diversified Equity Fund outstanding on November 13, 2009. Transamerica Science & Technology’s net assets at that date, $71,411, including $16,691 unrealized appreciation, were combined with those of Transamerica WMC Diversified Equity. Transamerica Templeton Global net assets at that date, $103,595, including $5,276 unrealized appreciation, were combined with those of Transamerica WMC Diversified Equity. Transamerica Premier Diversified Equity Fund’s net assets at that date, $276,775, including $29,067 unrealized appreciation, were combined with those of Transamerica WMC Diversified Equity. Transamerica Premier Institutional Diversified Equity Fund’s net assets at that date, $2,115, including $346 unrealized appreciation, were combined with those of Transamerica WMC Diversified Equity, which was newly organized on November 13, 2009; therefore, it had no assets before the acquisition. The combined net assets of Transamerica WMC Diversified Equity immediately after the acquisition were $453,896. Shares issued with the acquisition were as follows:
          Transamerica Science & Technology

Classes	Shares	Amount
A	500	$6,423
B	131	1,678
C	128	1,647
I2	4,796	61,663
          Transamerica Templeton Global

Classes	Shares	Amount
A	6,267	$80,558
B	654	8,412
C	1,138	14,625

Transamerica Funds	Page 138	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 7. (continued)
          Transamerica Premier Diversified Equity Fund

Class	Shares	Amount
P	21,531	$276,775
          Transamerica Premier Institutional Diversified Equity Fund

Class	Shares	Amount
I2	165	$2,115
The exchange ratios of the reorganization for each class are as follows (Transamerica WMC Diversified Equity shares issuable/Transamerica Science & Technology):
          Transamerica Science & Technology

Classes	Exchange Ratio
A	0.30
B	0.28
C	0.28
I2	0.31
The exchange ratios of the reorganization for each class are as follows (Transamerica WMC Diversified Equity shares issuable/Transamerica Templeton Global):
          Transamerica Templeton Global

Classes	Exchange Ratio
A	1.84
B	1.74
C	1.72
The exchange ratio of the reorganization for the class is as follows (Transamerica WMC Diversified Equity shares issuable/Transamerica Premier Diversified Equity Fund):
          Transamerica Premier Diversified Equity Fund

Class	Exchange Ratio
P	1.00
The exchange ratio of the reorganization for the class is as follows (Transamerica WMC Diversified Equity shares issuable/Transamerica Premier Institutional Diversified Equity Fund):
          Transamerica Premier Institutional Diversified Equity Fund

Class	Exchange Ratio
I2	0.76
Transamerica WMC Diversified Growth:
On November 13, 2009, Transamerica WMC Diversified Growth acquired all of the net assets of Transamerica Premier Equity Fund and Transamerica Premier Institutional Equity Fund pursuant to a Plan of Reorganization. Transamerica WMC Diversified Growth is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 66,720 shares of Transamerica WMC Diversified Growth for 25,932 shares of Transamerica Premier Equity Fund and 8,477 shares of Transamerica Premier Institutional Equity Fund outstanding on November 13, 2009. Transamerica Premier Equity Fund’s net assets at that date, $459,628, including $49,578 unrealized appreciation, were combined with those of Transamerica WMC Diversified Growth. Transamerica Premier Institutional Equity Fund’s net assets at that date, $80,466, including $7,579 unrealized appreciation, were combined with those of Transamerica WMC Diversified Growth. The aggregate net assets of Transamerica WMC Diversified Growth immediately before the acquisition were $1,167,181; the combined net assets of Transamerica WMC Diversified Growth immediately after the acquisition were $1,707,275. Shares issued with the acquisition were as follows:

Transamerica Funds	Page 139	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 7. (continued)
          Transamerica Premier Equity Fund

Class	Shares	Amount
P	56,955	$459,628
          Transamerica Premier Institutional Equity Fund

Class	Shares	Amount
I2	9,765	$80,466
The exchange ratio of the reorganization for the class is as follows (Transamerica WMC Diversified Growth shares issuable/ Transamerica Premier Equity Fund):
          Transamerica Premier Equity Fund

Class	Exchange Ratio
P	2.20
The exchange ratio of the reorganization for the class is as follows (Transamerica WMC Diversified Growth shares issuable/ Transamerica Premier Institutional Equity Fund):
          Transamerica Premier Institutional Equity Fund

Class	Exchange Ratio
I2	1.15
NOTE 8 SUBSEQUENT EVENTS
The Board of Trustees has approved reorganization pursuant to which Transamerica Morgan Stanley Mid-Cap Growth’s assets would be acquired, and its liabilities would be assumed, by Transamerica Morgan Stanley Growth Opportunities in exchange for shares of Transamerica Morgan Stanley Growth Opportunities. The reorganization is anticipated to be effective on or about February 10, 2012.
The Board of Trustees has approved reorganization pursuant to which Transamerica WMC Diversified Growth assets would be acquired, and its liabilities would be assumed, by Transamerica WMC Diversified Equity in exchange for shares of Transamerica WMC Diversified Equity. The reorganization is anticipated to be effective on or about February 10, 2012.
Effective on or about February 10, 2012, Class P shares of Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Growth Opportunities, Transamerica Multi-Managed Balanced, Transamerica WMC Diversified Equity and Transamerica WMC Diversified Growth will be converted into Class I shares. It is anticipated that the conversion of Class P shares into Class I shares will be tax-free for Fund shareholders.
Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Page 140	Annual Report 2011

Report of Independent Registered Public Accounting Firm
To the Board of Trustees & Shareholders of Transamerica Funds:
We have audited the accompanying statements of assets and liabilities of Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond, Transamerica Logan Circle Emerging Markets Debt, Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Growth Opportunities, Transamerica Multi-Managed Balanced, Transamerica Systematic Small/Mid Cap Value, Transamerica TS&W International Equity, Transamerica WMC Diversified Equity, Transamerica WMC Diversified Growth and Transamerica WMC Quality Value, (collectively, the “Funds”) (thirteen of the funds of the Transamerica Funds), including the schedules of investments, as of October 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and the financial highlights of Transamerica TS&W International Equity for the year ended October 31, 2010, as well as all the financial highlights of the Funds for periods prior to November 1, 2009, were audited by another independent registered public accounting firm, whose reports dated December 17, 2010 and December 21, 2009, respectively, expressed an unqualified opinions on that statement of changes in net assets and those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned thirteen Funds of the Transamerica Funds at October 31, 2011, the results of their operations and changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 30, 2011

Transamerica Funds	Page 141	Annual Report 2011

TRANSAMERICA AEGON FLEXIBLE INCOME
(FORMERLY TRANSAMERICA FLEXIBLE INCOME)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica AEGON Flexible Income (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board noted that it had approved replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 142	Annual Report 2011

TRANSAMERICA AEGON HIGH YIELD BOND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica AEGON High Yield Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and AEGON USA Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about standard fees for accounts managed by the Sub-Adviser in this strategy. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Fund was below the median for its peer universe for the past 1-year period, above the median for the past 3- and 5-year periods and in line with the median for the past 10-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 143	Annual Report 2011

TRANSAMERICA AEGON MONEY MARKET
(FORMERLY TRANSAMERICA MONEY MARKET)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica AEGON Money Market (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5- year periods. The Board noted that it had approved replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 144	Annual Report 2011

TRANSAMERICA AEGON SHORT-TERM BOND
(FORMERLY TRANSAMERICA SHORT-TERM BOND)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica AEGON Short-Term Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board noted that it had approved replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were in line with the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 145	Annual Report 2011

TRANSAMERICA LOGAN CIRCLE EMERGING MARKETS DEBT
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on July 14, 2011, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica Logan Circle Emerging Markets Debt as a new series of Transamerica Funds. The Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Logan Circle Emerging Markets Debt (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Logan Circle Partners, LP (“Logan Circle”) (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.
Following their review and consideration, the Board determined that the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Sub-Advisory Agreement.
In reaching their decision, the Board requested and obtained from TAM and Logan Circle such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of Investment Advisory Agreement and Sub-Advisory Agreement, the Board evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each member of the Board may have attributed different weights to the various factors.
The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and Logan Circle. The Board considered the services to be provided by TAM for the portion of the management fee it will retain after payment of Logan Circle’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM will provide in the form of selection and oversight of Logan Circle. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and Logan Circle, TAM’s management oversight process and the professional qualifications of Logan Circle’s portfolio management team. The Board determined that TAM and Logan Circle can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Fund was not yet in existence and therefore had no historical performance for the Board to review. However, the Board was provided with return, risk and risk-adjusted composite performance data for the Logan Circle Emerging Markets Debt strategy against the eVestment All Emerging Markets Fixed Income peer group and the Fund’s proposed benchmark. The Board noted that the annualized performance of the Logan Circle emerging markets debt strategy was higher than both its peer group and benchmark over the 1- and 3-year periods ended March 2011. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and Logan Circle, the Board concluded that TAM and Logan Circle are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies.
The cost of advisory services provided and the level of profitability. The Fund was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency, fund accounting and other services to the Fund by TAM and its affiliates. The Board noted that the proposed advisory fee for the Fund was in line with the Lipper category median. The Board also noted the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and Logan Circle, as applicable, and determined that the management and sub-advisory fees to be received by TAM and Logan Circle under the agreements are consistent with TAM’s fiduciary duty under applicable law.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and Logan Circle’s pricing schedules and the proposed advisory and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also noted that, in the future, they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to Logan Circle.
Benefits to TAM, its affiliates, or Logan Circle from their relationship with the Fund. The Board noted that TAM believes that other benefits anticipated to be derived by TAM, its affiliates, and Logan Circle from their relationships with the Fund are expected to be consistent with industry practice. The Board noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also considered the potential for visibility in the marketplace as a result of Logan Circle’s relationship with the Fund.
Other considerations. The Board considered the investment objective of the Fund and its investment strategy and noted that TAM believes that the Fund would enhance the investment options for the asset allocation funds, and would also provide an additional retail investment offering. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of Logan Circle. The Board also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, as reflected by TAM’s expense limitation arrangement with the Fund that may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Page 146	Annual Report 2011

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH
(FORMERLY TRANSAMERICA FOCUS)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Morgan Stanley Capital Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board noted that it had approved changes to the Fund’s name and strategies together with replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser in accordance with the prior strategies. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 147	Annual Report 2011

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES
(FORMERLY TRANSAMERICA GROWTH OPPORTUNITIES)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Morgan Stanley Growth Opportunities (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board noted that it had approved changes to the Fund’s name and strategies together with replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser in accordance with the prior strategies. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 148	Annual Report 2011

TRANSAMERICA MULTI-MANAGED BALANCED
(FORMERLY TRANSAMERICA BALANCED)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Multi-Managed Balanced (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fees to the Fund’s sub-advisers, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-advisers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board noted that it had approved changes to the Fund’s name and strategies together with replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser in accordance with the prior strategies. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fees to the Fund’s sub-advisers. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-advisers. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 149	Annual Report 2011

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE
(FORMERLY TRANSAMERICA SMALL/MID CAP VALUE)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Systematic Small/Mid Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board noted that it had approved changes to the Fund’s name and strategies together with replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser in accordance with the prior strategies. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates, from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 150	Annual Report 2011

TRANSAMERICA WMC DIVERSIFIED EQUITY
(FORMERLY TRANSAMERICA DIVERSIFIED EQUITY)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica WMC Diversified Equity (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for the one-year period ended December 31, 2010. The Board noted that the performance of Class A of the Fund was in line with the median for its peer universe for the past 1-year period. The Board noted that it had approved changes to the Fund’s name and strategies together with replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser in accordance with the prior strategies. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 151	Annual Report 2011

TRANSAMERICA WMC DIVERSIFIED GROWTH
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica WMC Diversified Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Wellington Management Company, LLP, to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser, as well as information about standard fees and performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1- and 10-year periods and below the median for the past 3- and 5-year periods. The Board also noted that the Fund’s performance included the management of the Fund’s previous sub-adviser and the Board agreed to continue to monitor the Fund’s performance going forward. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 152	Annual Report 2011

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2011, the Funds designated the following as qualified dividend income:

Qualified Dividend
Fund	Income (000’s)
Transamerica AEGON Flexible Income	$196
Transamerica AEGON High Yield Bond	566
Transamerica Morgan Stanley Capital Growth	809
Transamerica Morgan Stanley Growth Opportunities	2,040
Transamerica Multi-Managed Balanced	3,367
Transamerica Systematic Small/Mid Cap Value	4,027
Transamerica TS&W International Equity	3,322
Transamerica WMC Diversified Equity	7,380
Transamerica WMC Diversified Growth	11,685
Transamerica WMC Quality Value	26,435
For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Dividend Received
Fund	Deduction Percentage
Transamerica AEGON Flexible Income	1.18%
Transamerica AEGON High Yield Bond	0.99
Transamerica Multi-Managed Balanced	48.00
Transamerica TS&W International Equity	0.73
Transamerica WMC Diversified Equity	100.00
Transamerica WMC Diversified Growth	100.00
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

Transamerica Funds	Page 153	Annual Report 2011

TRANSAMERICA FUNDS
Management of the Funds
(unaudited)
The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 164 funds as of the date of this report.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	With Trust	Time Served*	Past 5 Years	Member	Directorships
INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);	164	N/A

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 — present);

Transamerica Funds	Page 154	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	With Trust	Time Served*	Past 5 Years	Member	Directorships
			Chairman and Board Member (2008 — 2010), President (2007 — 2010), Chief Executive Officer (2006 — 2010), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

			Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 — present);	164	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

			Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present);

			Board Member, TII (2003 — 2010); and Partner, KPMG (1975 — 1999).

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);	164	N/A

			Board Member, TST (2001 — present);

			Board Member, Transamerica Funds and TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			President, L. J. Hill & Company (a holding company for privately-held assets) (1999 — present);

			Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

Transamerica Funds	Page 155	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	With Trust	Time Served*	Past 5 Years	Member	Directorships
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);	164	N/A

			Board Member, TII (2009 — 2010);

			Managing Director, Hilton Capital (2010 — 2011);

			Principal, Maxam Capital Management, LLC (2006 — 2008); and

			Principal, Cobble Creek Management LP (2004 — 2006).

Russell A. Kimball, Jr. (1944)	Board Member	1986 — 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 — present);	164	N/A

			Board Member, TST (1986 — present);

			Board Member, Transamerica Funds, (1986 — 1990), (2002 — present);

			Board Member, TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and

			Board Member, TII (2008 — 2010).

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present);	164	N/A

			Self-employed consultant (2006 — present);

			Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (April 2011 — present);

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			President, International Fund Services (alternative asset administration) (1993 — 2005).

Transamerica Funds	Page 156	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	With Trust	Time Served*	Past 5 Years	Member	Directorships
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 — present);	164	Buena Vista University Board of Trustees (2004 — present)

			Board Member, Transamerica Funds, TST and TIS (2006 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			Director, lowa Student Loan Service Corporation (2006 — present);

			Director, League for Innovation in the Community Colleges (1985 — 2005);

			Director, lowa Health Systems (1994 — 2003);

			Director, U.S. Bank (1985 — 2006); and

			President, Kirkwood Community College (1985 — 2005).

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present);	164	Board of Governors, Reconstruction — ist Rabbinical College (2007 — present)

			Board Member, TPFG, TPFG II and TAAVF (1993 — present);

			Board Member, TPP (2002 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present);	164	Honorary Trustee, Bryant University (1996 — present)

			President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 — 1996), Bryant University;

			Vice President, American Express (1987 — 1989);

Transamerica Funds	Page 157	Annual Report 2011

Number of
Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	With Trust	Time Served*	Past 5 Years	Member	Directorships
Vice President, The Equitable (1986 — 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander and Fischer, LLP (2008 — present);	164	Operation PAR, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

Retired (2004 — 2008);

Board Member, TST and TIS (2004 — present);

Board Member, Transamerica Funds (2005 — present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Board Member, TII (2008 — 2010);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and

Treasurer, The Hough Group of Funds (1993 — 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

Transamerica Funds	Page 158	Annual Report 2011

OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Year of Birth	Position	Time Served*	Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President, General Counsel and Secretary, TII, (2006 — 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 — present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 — present);

Assistant Vice President, TCI (2007 — present);

Director, Deutsche Asset Management (1998 — 2006); and

Corporate Associate, Ropes & Gray LLP (1995 — 1998).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005	Vice President and Chief Investment Officer (2007 — present), Senior Vice President — Investment Management (2006 — 2007), Vice President — Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President and Chief Investment Officer (2007 — 2010); Vice President — Investment Administration (2005 — 2007), TII;

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Transamerica Funds	Page 159	Annual Report 2011

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Year of Birth	Position	Time Served*	Employment During Past 5 Years
Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010	Vice President, Treasurer and Principal Financial Officer (December 2011 — present), Assistant Treasurer (2010 — December 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Director, Fund Financial Services (2009 — 2011), TFS;

Director, Fund Administration, TIAA-CREF (2007 - 2009); and

Manager (2006 — 2007) and Senior (2003 — 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 -present);

Vice President and Senior Counsel, TAM and TFS (2007 — present);

Senior Counsel, United States Securities and Exchange Commission (2004 — 2007); and

Associate, Dechert, LLP (1999 — 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2007	Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Anti-Money Laundering Officer, Transamerica Funds (2007 — present);

Senior Compliance Officer, TAM (2007 — present); and

Director, Institutional Services, Rydex Investments (2002 — 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40/86 Series Trust and 40/86 Strategic Income Fund (2000 — 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40/86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Counsel, TAM (2008 — present);

Transamerica Funds	Page 160	Annual Report 2011

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Year of Birth	Position	Time Served*	Employment During Past 5 Years
Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Assistant Vice President, TCI (2009 — present); Vice President and Senior Counsel, TAM and TFS (2006 — present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 — 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericainvestments.com.

Transamerica Funds	Page 161	Annual Report 2011

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
(unaudited)
A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1 -888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.
Important Notice Regarding Delivery of Shareholder Documents
Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1 -888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Page 162	Annual Report 2011

NOTICE OF PRIVACY POLICY
(unaudited)
Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Page 163	Annual Report 2011

P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Class I2 Funds
Annual Report
October 31, 2011
www.transamericainvestments.com
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,
On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.
This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to understand market developments that took place over the last year in order to provide a context when reading this report. Last fall, U.S. economic growth was being restrained by persistent high unemployment and high government debt levels. In response, the Federal Reserve began implementing a second round of monetary stimulus known as quantitative easing (“QE2”). This effort began pumping what would eventually total $600 billion into the U.S. economy. As a result, the U.S. economy and corporate earnings began picking up steam throughout the winter. Corporate equity and bond markets followed suit. At the same time, commodities prices and inflation began surging. In order to fight the inflation the Federal Reserve stimulus was creating, most central banks across the globe tightened monetary policy. In the spring, this global tightening collided with a global supply chain disruption caused by the Japanese tsunami. As a result, the global economy began slowing in late spring. As summer arrived, concerns about U.S. and European debt levels began resurfacing. Developments came to a head in late summer as the credit rating of the U.S. was lowered and Europe faced the possibility of a sovereign debt default. As a result, the global equity and corporate bond markets fell sharply while U.S. Treasuries rallied as investors sought safety. Fortunately, commodity prices also fell, putting more disposable income in consumer pockets. As summer transitioned to fall, the U.S. economy re-strengthened. As a result, the U.S. corporate equity and bond markets responded by recovering much of the summer’s losses. For the twelve months ending October 31, 2011, the Dow Jones Industrial Average returned 10.39%, the Standard & Poor’s 500® Index returned 8.09%, and the Barclays Capital U.S. Aggregate Bond Index returned 5.00%. However, the rest of the global economy continued to experience slowing growth as previous tightening remained mostly in place and government austerity programs continued to be implemented. So, despite European politicians’ efforts to address default fears, European and Asian markets failed to recover the summer’s losses and as a result the MSCI World ex-US returned (3.25)% for the year ending October 31, 2011. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds
The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica BlackRock Large Cap Value
(unaudited)
MARKET ENVIRONMENT
Investors have faced one of the most volatile periods in recent months. Financial markets across the world weathered a storm of whipsaw movements fueled by panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment.
One year ago, the global economy appeared to be solidly in recovery mode and investors were optimistic as the US Federal Reserve Board (“Fed”) launched its second round of quantitative easing. Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets.
Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.
However, the environment changed dramatically in the middle of the second quarter. Markets reversed sharply in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, Standard & Poor’s downgraded the US government’s credit rating, sending financial markets into turmoil. Extraordinary levels of volatility persisted in the months that followed as investors witnessed financial problems intensify in Italy and Spain and debt worries spread to the core European nations, France and Germany. Toward the end of the third quarter, economic data out of the United States and Europe grew increasingly bleak and emerging economies, including China, began to show signs of slowing growth. However, October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.
PERFORMANCE
For the year ended October 31, 2011, Transamerica BlackRock Large Cap Value Class I2 returned 7.92%. By comparison, its benchmark, the Russell 1000® Value Index, returned 6.16%.
STRATEGY REVIEW
Overall, both stock selection and allocation decision contributed positively to performance. The health care sector accounted for the largest contribution to portfolio results. Strength was notable in the providers & services industry, where a combination of disciplined pricing and muted medical cost trends resulted in rising earnings expectations for managed care organizations, a segment in which the portfolio was overweight. The greatest individual contributor in health care was Humana, Inc.. More broadly, a substantial overweight position aided results as the market flocked to the safety of the defensive sector.
An underweight and stock selection in financials also contributed to results as macroeconomic and regulatory uncertainties continued to plague the sector. In general, the ongoing European sovereign debt crisis, coupled with a still-evolving regulatory paradigm, creates numerous concerns for us and, thus, we remain broadly on the sidelines. That said, we have found small pockets of opportunity within financials. Specifically, we continue to overweight consumer finance holdings, which we believe have much less business risk given their relatively short credit cycles and somewhat more transparent balance sheets. At the stock level, an underweight in Bank of America Corp. (exited by the end of the reporting period) and lack of exposure to Goldman Sachs Group Inc. helped.
The largest detractors for the portfolio at the sector level included utilities and telecommunication services (“telecom”). Within utilities, the portfolio’s underweight in the defensive sector (specifically, regulated utilities) hurt amid the highly volatile market. Stock selection also hindered results. Overall, we maintain our preference for non-regulated utilities. We continue to underweight the traditional regulated utilities as valuations are not compelling and the prospect of higher interest rates and concerns about state regulators allowing lower returns on equity going forward warrant caution. In the telecom sector, stock selection was the primary detractor and this related specifically to the portfolio’s preference for wireless holdings, which underperformed over the period on disappointing results that included a surprising uptick in the competitive environment and customer churn rates. Additionally, our weighting principally comprises leveraged, turnaround stories in the wireless space. Core holdings were rewarded over the last several quarters as they demonstrated progress in their turnarounds; but the stocks were hit hard on weak third quarter performance. Nevertheless, we maintain our preference for the wireless segment as we expect the ongoing trend of smartphone penetration to continue to drive better pricing power and “stickier” customer bases (i.e., less churn), and thereby result in improved margin performance and earnings power for names in the industry.
Robert C. Doll, Jr., CFA
Daniel Hanson, CFA
Peter Stournaras, CFA
Co-Portfolio Managers
BlackRock Investment Management, LLC

Transamerica Funds	Page 1	Annual Report 2011

Transamerica BlackRock Large Cap Value
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	7.92%	(3.23)%	(0.21)%	11/15/2005
Russell 1000® Value*	6.16%	(2.05)%	1.29%	11/15/2005

NOTES

*	The Russell 1000® Value Index (“Russell 1000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Stock markets, especially foreign markets, are volatile and can decline significantly. Value stocks can perform differently from other types of stocks and can continue to be undervalued by the market for long periods of time. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 2	Annual Report 2011

Transamerica Clarion Global Real Estate Securities
(unaudited)
MARKET ENVIRONMENT
The past twelve months have been a period of modestly positive total returns for global real estate stocks as the continued improvement in listed real estate company fundamentals have been tempered by uneven macro-economic news. Investor concerns regarding the uncertainty surrounding the political processes in Europe and the U.S. to address high levels of government debt have weighed on market sentiment as have worries on whether the Chinese government can engineer a soft landing. The mixed nature of macro-economic news continues to remind investors that patience will be required in this recovery. During the period North American property stocks posted the best performance, up 10%, and was more than strong enough to offset negative total returns posted by the European and Asia-Pacific regions, which were down 4.8% and 4.1%, respectively.
During the period, gross fund performance bested its benchmark as the result of both country allocation and stock selection decisions. The majority of the relative outperformance was due to allocation decisions, primarily due to an underweight to the underperforming European region as well as favorable decisions in the Asia-Pacific region, most notably an overweight to the outperforming Australian property market and an underweight to the underperforming Hong Kong property market. Allocation decisions in the Americas region were a modest drag, as the portfolio was slightly underweight to this outperforming market. Stock selection contributed positively to relative performance and was driven by strong stock selection in the U.S. as well as in Hong Kong, which more than offset relative underperformance in Singapore and Japan. U.S. positioning benefited from strong performance of holdings in the mall, office and apartment sectors while positioning in Hong Kong benefited from an underweight exposure to the underperforming property developers, especially those with exposure to mainland China.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Clarion Global Real Estate Securities Class I2 returned net 0.51%. By comparison, its benchmark, the S&P Developed Property Index (“S&P Developed Property”), returned 1.61%.
STRATEGY REVIEW
Transamerica Clarion Global Real Estate Securities offers a global strategy for real estate securities investors in the U.S. The fund generally owns between 80 -110 real estate stocks with the goal of outperforming the S&P Developed Property. The fund seeks to invest in attractively priced stocks that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.
Given the economic and policy headwinds stated above, we increasingly believe that a global real estate securities portfolio should be positioned conservatively. Property company share prices tend to discount future expectations quickly so caution is warranted in the current uncertain market. This means carefully underwriting risk and focusing on current cash flow versus potential future income. As such, we are focusing on owning companies which provide the majority if not all of their income from the ownership of property rather than merchant building or development activities. This also means focusing on companies with strong balance sheets, experienced management teams, and resilient property types and geographies. We prefer companies in stable, mature markets versus newer or less stable markets, which might mean, as an example, London or New York over peripheral Central and Eastern Europe, or Tokyo and Sydney over emerging Asia. We prefer longer-lease property types over shorter-lease property types, and therefore would prefer a regional shopping mall with 5-10 year lease terms versus a hotel company with a 1-2 night average length of stay. This also means focusing on companies that can provide a high proportion of total return prospects via the dividend, since we believe dividend yield to be the anchor of total return prospects looking forward. Near-term uncertainty dictates a conservative stance in portfolio construction
The rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the Real Estate Investment Trust (“REIT”) structure globally. Real estate fundamentals will, as always, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to believe total return looking forward to be anchored by a dividend yield in the 4% range plus growth in cash flow per share, which we believe will be in the 5% range in 2012 as economic recovery takes hold. While there have been some setbacks in the road to economic recovery of late, and macro-economic risks that remain above average as the result of political processes, we believe that they are not sufficient to derail the positive case for real estate fundamentals over the long run.
T. Ritson Ferguson, CFA
Joseph P. Smith, CFA
Steven D. Burton, CFA
Co-Portfolio Managers
CBRE Clarion Securities LLC

Transamerica Funds	Page 3	Annual Report 2011

Transamerica Clarion Global Real Estate Securities
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	0.51%	(2.10)%	4.11%	11/15/2005
S&P Developed Property*	1.61%	(2.82)%	3.14%	11/15/2005

NOTES

*	The S&P Developed Property Index (“S&P Developed Property”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in real estate securities and real estate investment trusts (“REITs”) involve special risks, such as the possible decline in value of real estate, extended vacancies, and uninsured damages from natural disasters. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 4	Annual Report 2011

Transamerica First Quadrant Global Macro
(unaudited)
MARKET ENVIRONMENT
Since the financial crisis of 2008, the markets have been dominated by macro-economic news. The influence of company specific news on individual stocks or bonds has been less dramatic than trends in the overall economy, both global and local. This reflects the high level of uncertainty and volatility in the markets. During periods of high uncertainty, there is less faith in long-term information like valuations that are the primary long-term measure of value for individual securities. Instead, investors try to project broad economic outcomes on all securities. This environment continues until the economy becomes more stable and the long-term becomes clearer. Towards the end of 2010, the markets were clearly moving towards this lower uncertainty environment. Economic growth was becoming more firmly established. Unemployment was falling. The credit crisis in Europe appeared to be resolving.
Then, in January the global financial markets experienced the first in a series of “exogenous” shocks that defined the beginning of 2011 (Middle East and earthquakes). While the economic fundamentals continued improving, the future economic impact of these shocks was still not clear and expected to plague the markets.
The overarching themes of the latter part of fiscal year 2011 was political uncertainty and increased volatility. Eurozone leaders struggled without success to resolve the European sovereign debt crisis and the US struggled with debt-ceilings throughout the summer. These political failures developed against a backdrop of stagnant economic growth. Global economies stumbled under the weight of soaring oil prices in the spring and the fiscal drag of government stimulus programs winding down.
The fiscal year ended with a strong increase in risk sentiment and equities rallied. The rally was fueled by optimism that European policymakers would finally take decisive action to resolve their sovereign debt crisis. However, many issues are still unclear.
PERFORMANCE
For the year ended October 31, 2011, Transamerica First Quadrant Global Macro Class I2 returned (4.90)%. By comparison, its benchmark, the Citigroup 1-Month Treasury Bill Index, returned 0.07%.
STRATEGY REVIEW
The fund underperformed the benchmark for the fiscal year. The global asset class strategy was profitable during the first two thirds of the fiscal year as the global equity tilt was beneficial until the August timeframe when the portfolio moved to a global bond tilt which struggled in the early part of October before transitioning back towards a constrained global equity tilt. This strategy ended the fiscal year with a mild loss.
The stock country selection strategy ended the year basically flat with gains from positions in Japanese (long at the beginning of period then short by end) and long US equities mostly offsetting losses from long Italian and Spanish equity positions.
The volatility management sleeve had muted performance over the year, adding during the first half of the year only to give back those gains during the volatile summer months.
The bond country selection strategy struggled in the early part of 2011 and during the summer of 2011. The United Kingdom (“UK”) gilt and German BUND positions hurt the portfolio during the early part of the year; however, by the end of the period the long bund position added value. Japanese bonds reacted only tepidly to the global crises over the summer, benefiting to a lesser extent from safe haven flows toward fixed income, and thus underperformed the other bonds. The portfolio’s bullish positioning in Japanese bonds was chiefly responsible for the third quarter’s poor bond country selection performance.
The currency selection strategy began the period down, rebounded nicely in the first quarter of 2011, and had a significant downdraft during May to August only to regain most of the downdraft by the end of the fiscal year. The short Australian dollar and long UK pound were the largest detractors over the entire period. The strong rebound was a result of positions in Australia, Switzerland, the US, and the UK. The short position in the Australian Dollar benefitted from the sharp sell off in risky assets during July and the first part of August, reversed briefly, and then gained again in September as concerns about economic growth spread globally, and signs that the Reserve Bank of Australia would cut rates if needed. The Swiss Franc short position had the largest impact on the path of performance during the latter period, first significantly detracting and then sharply rebounding to end with a strongly positive contribution for the 3rd quarter. The performance of the dollar followed suit, recovering in August and September as money market funding pressures rose to levels not seen since 2008.
Kenneth J. Ferguson
Dori Levanoni
Chuck Fannin, CFA
Co-Portfolio Managers
First Quadrant, L.P.

Transamerica Funds	Page 5	Annual Report 2011

Transamerica First Quadrant Global Macro
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date

Class I2 (NAV)	(4.90)%	(2.69)%	01/03/2007
Citigroup 1-Month Treasury Bill*	0.07%	1.26%	01/03/2007

NOTES

*	The Citigroup 1-Month Treasury Bill Index (“Citigroup 1-Month Treasury Bill”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Global, foreign, and emerging market investing involves special considerations, including risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 6	Annual Report 2011

Transamerica Hansberger International Value
(unaudited)
MARKET ENVIRONMENT
The fiscal year ended October 31, 2011, was a very difficult period for international equity markets. The period had started brightly as a combination of abundant liquidity, investor optimism on the outlook for global economic growth, and the implementation of quantitative easing (“QE2”) by central banks created a positive environment for equities worldwide. However, during the period, investors became increasingly concerned that unsustainable levels of sovereign debt for many countries in Europe could eventually threaten the viability of many European banks. In addition, weakness in manufacturing data in the U.S., Europe and China led to heightened fears of a double dip global recession. Global markets were further unsettled by the downgrade of the U.S. credit rating. Against this uncertainty, investors shunned risky assets such as equities.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Hansberger International Value Class I2 returned (12.56)%. By comparison, its primary and former benchmarks, the Morgan Stanley Capital International All Country World Index ex-U.S. and the Morgan Stanley Capital International-Europe, Australasia, Far East Index, returned (4.25)% and (3.64)%, respectively.
STRATEGY REVIEW
Market performance among the various regions was mostly negative for the year with emerging markets and Europe registering the largest losses. Our holdings in China had the largest negative contribution to performance while our Australian holdings made the largest positive impact.
The primary detractor from relative performance during the period was stock selection in the Materials and Consumer Discretionary sectors. Concerns that the global economy could be on the verge of a double dip recession hurt companies in the Materials sector. In our portfolio, Evraz Group SA, Kazakhyms PLC and Eurasian Natural Resources Corp., PLC negatively impacted performance. In the Consumer Discretionary sector, emerging market holdings were particularly weak as policymakers in many emerging market countries raised interest rates to combat rising inflationary pressures. Many investors worried that these policies could slow economic growth and hurt corporate profits. Companies such as China-based Guangzhou Automobile Group Co., Ltd., and Brazil-based Gafisa SA underperformed in this environment. The Financials sector also endured a tough year with BNP Paribas SA and Lloyds TSB Group PLC among those hit hard by the fallout from the worsening European sovereign debt crisis. Our holdings in Telecommunication Services underperformed mainly due to weakness in America Movil and MTN Group, Ltd. Although our overweight exposure to the Industrials sector detracted from performance, positive stock selection in the sector partly offset this effect. Most of this positive impact came from an investment in Canadian National Railway Co., which benefited from continued growth in volumes, higher prices and ongoing improvements in profitability.
Our investments in the Information Technology and Energy sectors were the most significant positive contributors to performance over the past year. In the Information Technology sector SAP AG and Ericsson Telefon AB performed well. Both companies benefited from continued strength in corporate spending on technology products as well as growing demand for consumer electronic devices such as tablets and smartphones. Energy stocks had a volatile year with ENI SpA making the largest positive contribution. In this nervous market environment the Health Care and Consumer Staples sectors were the top performers in absolute terms. In Health Care European pharmaceutical giants GlaxoSmithKline PLC and Roche Holding AG both benefited from investors moving into a defensive mode, while Unilever PLC was the top contributor in the Consumer Staples sector. Finally, our utilities holdings outperformed with Brazil’s Cia Energetica de Minas Gerais generating positive returns in the year.
While macroeconomic risks continue to be quite high, the corporate sector remains in relatively good health. In recent months, corporate earnings have remained strong while market weakness has led to a contraction in valuations. While uncertainty and periodic increases in risk aversion will likely contribute to ongoing volatility, in our view, valuations are attractive and many of these risks have been well flagged.
In this volatile environment, we continue to seek high quality businesses that have strong balance sheets, visible cash flows and attractive valuations. We believe these companies will be well positioned to provide positive returns for investors over the long-term.
Ronald W. Holt, CFA
Moira McLachlan, CFA
Lauretta (Retz) Reeves, CFA
Co-Portfolio Managers
Hansberger Global Investors, Inc.

Transamerica Funds	Page 7	Annual Report 2011

Transamerica Hansberger International Value
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date

Class I2 (NAV)	(12.56)%	(2.70)%	12/06/2005
MSCI-ACWI ex-US*	(4.25)%	3.45%	12/06/2005
MSCI-EAFE*	(3.64)%	1.74%	12/06/2005

NOTES

*	Prior to December 15, 2010, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”) served as the primary benchmark for the fund, at which time, it was replaced with the Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI-ACWI ex US”). The MSCI-ACWI ex US is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the fund. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 8	Annual Report 2011

Transamerica ICAP Select Equity
(unaudited)
MARKET ENVIRONMENT
During the two-month period ending October 31, 2011, equity markets were particularly volatile as the uncertainty over economic growth and the European sovereign debt crisis influenced investors’ outlooks. Markets fell in September and rebounded in October as investors alternated from pessimism to a more improved outlook on these issues. Several recent policy and economic developments have contributed to improvement in the overall outlook; however, key issues remain unresolved and a number of headwinds remain.
Global monetary policy is starting to shift toward additional accommodation. The Federal Reserve Board (“Fed”) has embarked on a modified form of quantitative easing (Operation Twist) and the European Central Bank is anticipated to cut interest rates. European and non-European policy makers have finally begun to see the magnitude of the financial crisis on the continent and are starting to formulate a response. Europe’s policymakers are actively exploring options to provide increased liquidity and financial support to their financial system. The United States and China have increased pressure on European political heads as they have recognized the vulnerability of their economies to weakness in Europe. Energy and commodity prices have eased with oil and raw industrial commodity prices now down moderately from their spring peaks. This increases the potential for lower global inflation over the next six months, which would provide some support for real incomes. There has been increased recognition of slower economic growth and a more challenging earnings environment in the stock market.
However, global economic activity is still decelerating and the potential for recession in the developed markets remains elevated. Elevated stress levels in bank funding markets — particularly in Europe — are adding to deflationary pressures. The policy response to the European financial crisis remains inadequate, with institutional and political constraints continuing to limit action. Monetary authorities in the developed economies remain hamstrung by very low interest rate conditions and high sovereign debt levels constrain the flexibility of fiscal policy in the developed economies.
PERFORMANCE
For the period from inception August 31, 2011 through October 31, 2011, Transamerica ICAP Select Equity Class I2 returned 2.31%. By comparison, its benchmark, the Russell 1000® Value Index (‘Russell 1000® Value”), returned 3.03%.
STRATEGY REVIEW
Overall, the portfolio is built on a stock-by-stock basis and reflects the individual names that we believe have a combination of attractive valuation and catalysts likely to trigger appreciation over a 12-18 month time frame. Stock-specific catalysts can be related to a company’s management, a restructuring, a problem-fixing situation, a new product or pricing flexibility.
During the period, two themes were in place that we believe are timely in an environment of persistently slow economic growth. One, the “strong will get stronger” theme was maintained. The portfolio seeks to emphasize companies with strong operational and financial characteristics. We believe these companies can gain share from weaker competitors and thus improve their earnings. Two, a new theme of “earn and return cash” was initiated. We believe stocks of companies that can both grow earnings and provide significant cash returns to shareholders should be attractive to many investors.
During the short period, the portfolio underperformed the Russell 1000® Value, driven by a number of key factors. In the health care sector, stock selection detracted from relative performance as drug-maker Hospira, Inc. underperformed due to ongoing manufacturing issues. Stock selection in consumer staples detracted as Pepsico, Inc. lagged the sector on weak results in its North American beverages business. Stock selection also detracted in the consumer services sector as media company Viacom, Inc. lagged on concerns a weak economy would lead to a soft advertising market. Pepsico and Viacom remained in the portfolio at the end of the period as we still believed the stocks had attractive valuation and catalysts.
Stock selection in the energy sector added value where integrated oil and gas company Occidental Petroleum Corp. was a notable performer as it showed improvement in production levels. In the capital spending sector, diversified manufacturer Honeywell International, Inc. added to relative performance as the company delivered solid financial results and outlook. In the technology sector, Texas Instruments, Inc. outperformed as they reported that sales improved and orders stabilized.
Jerrold K. Senser, CFA
Thomas R. Wenzel, CFA
Co-Portfolio Managers
Institutional Capital, LLC

Transamerica Funds	Page 9	Annual Report 2011

Transamerica ICAP Select Equity
(unaudited)
Average Annual Total Return for Period Ended 10/31/2011

	10 Years or	Inception
	Life of Fund	Date

Class I2 (NAV)	2.31%	08/31/2011
Russell 1000® Value*	3.03%	08/31/2011

NOTES

*	The Russell 1000® Value Index (“Russell 1000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Stocks may be volatile, their prices may go up and down dramatically over the shorter term. The prices of the securities the sub-adviser believes are undervalued may not appreciate as anticipated, or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 10	Annual Report 2011

Transamerica Jennison Growth
(unaudited)
MARKET ENVIRONMENT
The US stock market rallied in the first six months of the reporting period on indications of continued global expansion. It relinquished much of its advance in the last several months, as investors’ worries about government debt and slowing economic growth drove heightened volatility.
Solid corporate earnings gains and continued spending provided tailwinds that allowed the US economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.
Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.
Stock prices were also pressured late in the period by acrimony and political gamesmanship related to the Congressional debate over the US debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems. The subsequent downgrade of US long-term sovereign credit fueled additional anxiety.
Reductions in gross domestic product (“GDP”) growth forecasts and corporate expectations came as prognosticators looked to gauge the impact of falling confidence across the globe.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Jennison Growth Class I2 returned 9.96%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 9.92%.
STRATEGY REVIEW
The portfolio is built from the bottom up, based on the fundamentals of individual companies. Consumer discretionary positions contributed most to portfolio return, as both stock selection and an overweight position were beneficial. Amazon.com, Inc.’s strong earnings reflected market share gains and the ongoing long-term shift to e-commerce. Apparel and accessories retailer Ralph Lauren Corp. benefited from growth in Europe and Asia. Starbucks Corp.’s advance reflected strong domestic and international growth and enthusiasm about a strategic relationship that furthers the company’s goal of expanding its presence in the premium single-cup coffee market.
Stock selection was also strong in consumer staples, although an underweight stance detracted from relative return. Natural foods retailer Whole Foods Market, Inc. climbed on strong sales trends and market share gains. Costco Wholesale Corp. reported better-than-projected earnings on solid traffic and sales growth, strong membership renewal trends, and solid margin expansion.
Several information technology holdings posted substantial gains. Apple Inc.’s financial results beat consensus forecasts by a wide margin, as sales of iPhones and iPads continued to impress. MasterCard, Inc’s revenues and earnings exceeded consensus forecasts; the company received an additional boost as the Federal Reserve Board’s decision to limit debit transaction fees charged by banks was less onerous than feared. International Business Machine Corp. climbed on better-than-expected revenue and earnings, growth across global geographies, and strong cash flow.
Stock selection hurt portfolio performance in health care, where Illumina, Inc. and Novo Nordisk A/S lost ground. Illumina was hurt by purchasing delays caused by research funding concerns. It develops and markets genotyping, next-generation sequencing, and gene-expression tools to isolate and analyze genetic information. Novo Nordisk, the world’s biggest maker of insulin, fell on lower than projected revenue and earnings.
In energy, an underweight position and security selection were detrimental. In financials, Goldman Sachs Group, Inc.’s decline largely reflected concerns about potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions.
Detractors of note in the information technology sector included Juniper Networks, Inc. and NetApp, Inc. Internet protocol routing company Juniper was hurt by a deteriorating macroeconomic backdrop. NetApp’s earnings were in line with consensus projections, but revenues were shy of estimates, and sales guidance came in below consensus forecasts. The company provides data-management solutions that simplify the complexities of storing, managing, protecting, and archiving enterprise data.
Michael A. Del Balso
Blair A. Boyer
Spiros “Sig” Segalas
Co-Portfolio Managers
Jennison Associates LLC

Transamerica Funds	Page 11	Annual Report 2011

Transamerica Jennison Growth
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	9.96%	3.51%	3.20%	11/15/2005
Russell 1000® Growth *	9.92%	3.04%	3.91%	11/15/2005

NOTES

*	The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 12	Annual Report 2011

Transamerica JPMorgan Core Bond
(unaudited)
MARKET ENVIRONMENT
The fourth quarter of 2010 began with a number of unanswered questions regarding the U.S. midterm elections, tax policy and the size of the Federal Reserve Board’s (“Fed”) second round of quantitative easing (“QE2”). The shift of control in the House of Representatives to the Republican Party led to a compromise between President Obama and Congressional Republicans on the Bush-era tax cuts, extending them in addition to emergency unemployment benefits. The deal also included a surprise payroll tax cut. This was in addition to the announcement at the November Federal Open Market Committee Meeting that the Fed would purchase an additional $600 billion in Treasury securities through the middle of 2011.
In the first quarter of 2011, risk assets buoyed by stimulative monetary and fiscal policy were able to maintain their momentum despite significant global events that threatened to derail the recovery. U.S. equity markets saw their strongest first quarter since 1999, recovering from concerns in March about oil prices and the impact of the earthquake and tsunami in Japan. During the quarter, oil prices jumped above $105 per barrel as investors worried that turmoil in the Middle East and North Africa could disrupt supplies, particularly as conflicts in Libya and Bahrain escalated. Increases in commodity and food prices generally heightened inflation concerns in the market. While Japan’s natural disasters will likely continue to have ripple effects on the global supply chain and investors will continue to monitor progress of the Japanese nuclear crisis, in general, it does not appear that these events would derail the global recovery. Elsewhere, despite political turmoil and ratings downgrades for Portugal, investors seemed to affirm the policy steps that the European Central Bank (“ECB”) proposed to prevent financial concerns from spreading beyond Greece, Ireland and Portugal.
While risk assets started and finished the second quarter of 2011 on a strong note, much of the quarter was characterized by a flight to quality as economic data reflected a soft patch in the global recovery and investor concerns heightened about the finances of peripheral Europe. In particular, markets closely followed developments in Greece, as disagreements among European policy makers brought uncertainty regarding another bailout to the forefront in June. The approval of new austerity measures by the Greek parliament at the end of June averted an immediate government funding crisis, but the muted reaction of peripheral Eurozone government debt spreads arguably said more than the euphoria of global equity markets. Further austerity may mean less growth and, in the shorter term at least, a rising debt/gross domestic product ratio and a deeper solvency problem.
During the third quarter of 2011, investors were on edge as uncertainty over prospects for global economic growth and worries over the inability of policymakers in the U.S. and Europe to tackle sovereign debt woes caused significant volatility in markets. In Europe, the approval of €109 billion in new subsidized European Financial Stability Facility (“EFSF”) loans for Greece and the proposal to increase the lending capacity of the EFSF to €440 billion, did little to quell market fears of a debt and growth crisis causing a disorderly Greek default, which would then lead to destabilization of Spain and Italy, and even core Europe. As a result, credit spreads of Eurozone member countries widened and those of banks followed suit. In the U.S., Congress brought the country to the brink of default as both political parties only agreed to increase the debt limit at the last minute. However, this was not enough to keep Standard & Poor’s from downgrading the U.S. sovereign rating one notch, from AAA to AA+.
PERFORMANCE
For the year ended October 31, 2011, Transamerica JPMorgan Core Bond Class I2 returned 4.62%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.00%.
STRATEGY REVIEW
Transamerica JPMorgan Core Bond underperformed its benchmark for the 12 months ended October 31, 2011. The portfolio’s underweight in Treasuries was the largest detractor over the period, as Treasury debt performed well versus comparable-duration spread sectors during a period of heightened economic instability. The underweight in credit was positive for performance as credit underperformed mortgages on a duration-neutral basis. The portfolio remained overweight in seasoned AAA-rated mortgage-backed securities (“MBS”), with most of its exposure in seasoned collateralized mortgage obligations (“CMOs”). We continue to favor seasoned agency CMOs, along with select high-quality non-agency structures.
The fundamentals for most investment-grade corporate issuers finished the period strong, with well-positioned balance sheets and appropriate levels of cash. Overall, the corporate sector underperformed comparable-duration Treasuries, with financial names being the worst performing sub-sector, trailing Treasuries. Sector allocations did not change dramatically throughout the year, remaining overweight in mortgage securities, underweight in agency debentures and underweight in corporate bonds.
Douglas S. Swanson
Portfolio Manager
J.P. Morgan Investment Management Inc.

Transamerica Funds	Page 13	Annual Report 2011

Transamerica JPMorgan Core Bond
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date

Class I2 (NAV)	4.62%	6.05%	07/01/2009
Barclays Capital U.S. Aggregate Bond*	5.00%	7.43%	07/01/2009

NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investing in bond funds entails interest rate and credit risk as well as additional risks in that the fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 14	Annual Report 2011

Transamerica JPMorgan International Bond
(unaudited)
MARKET ENVIRONMENT
The Federal Reserve Board (“Fed”) initiated a second round of quantitative easing (“QE2”) in November 2010, a stimulative policy that helped risk assets extend their strong performance into 2011 despite the natural disaster in Japan. Considerable turmoil in the Middle East and North Africa also threatened economic progress as escalating oil prices contributed to inflation concerns. Fears about peripheral European sovereign debt also flared up as the European Central Bank (“ECB”) announced a rescue package for Ireland.
Attention remained on Europe for most of 2011 as the sovereign debt crisis continued to evolve. At the end of June, an immediate government funding crisis in Greece was narrowly averted when its parliament approved new austerity measures. The July 21st proposal to increase the lending capacity of the European Financial Stability Facility (“EFSF”) relief fund was eventually ratified by all national governments in October, though questions remained about the plan’s adequacy and implementation. As contagion spread to core Europe, the ECB reluctantly initiated its Securities Markets Program (“SMP”) in August by purchasing Italian and Spanish bonds in the secondary market.
Meanwhile, the United States came extremely close to default as politicians agreed at the last minute to raise the debt ceiling in August. Even so, Standard & Poor’s downgraded the U.S. sovereign rating from AAA to AA+. The Fed announced in August that it would keep interest rates exceptionally low through mid-2013. In September, the Fed introduced a new easing policy, termed “Operation Twist,” essentially a maturity extension program intended to put downward pressure on longer-term interest rates.
Skepticism surrounding U.S. policy actions and the ongoing European crisis kept risk markets depressed and the flight to quality extended into the end of the third quarter of 2011. After bottoming at the beginning of October, global markets began to rebound with improved U.S. economic data and progress on the European debt front. Although the announcement from the European summit on October 26th provided a framework agreement for Greek bond write-offs, EFSF leveraging capabilities and European bank recapitalizations, it did not solve the underlying problem of generating long-term growth.
PERFORMANCE
For the year ended October 31, 2011, Transamerica JPMorgan International Bond Class I2 returned 2.20%. By comparison its benchmark, the JPMorgan Government Bond ex-U.S. unhedged Index, returned 3.47%.
STRATEGY REVIEW
Transamerica JPMorgan International Bond underperformed its benchmark for the 12 months ended October 31, 2011. After a strong start to the period, performance was hurt in June, July and August, due primarily to unhedged exposure to Mexican bonds, which came under acute pressure over the period, wiping out the gain from the rally in yields. By contrast, our hedged exposure to South African local currency debt contributed to returns as yields fell. Earlier in the year allocation in emerging market local bonds had enhanced performance.
G10 currency positioning also detracted. The short Japanese yen and long Canadian dollar and Norwegian krone stance came under pressure as the foreign exchange carry trade unwound against a backdrop of declining economic data and the conclusion of the QE2 program in the U.S. Our short Australian positioning proved to be a slight mitigating factor. Allocations in high-quality agency and supranational issuers (such as the European Investment Bank and Kreditanstalt fuer Wiederaufbau, the German-owned development bank) provided alpha, as did our decision to maintain a long duration throughout 2011. However, our allocation in European covered bonds, which we have been gradually increasing over recent months, detracted as the front-end of the swap curve widened significantly in response to escalating Eurozone peripheral stress.
We made a timely decision to cut corporate exposure to neutral in the middle of the second quarter, avoiding the sharp sell-off that occurred over the summer. Exposure to peripheral Europe remained relatively flat for much of the period, although, at times, there were small underweights in Italy and Spain, which provided some outperformance. The long Belgium versus short Germany positioning in August also detracted as the rally in Belgium did not match the fall in German yields on flight-to-quality flows.
Jon B. Jonsson
Portfolio Manager
J.P. Morgan Investment Management Inc.

Transamerica Funds	Page 15	Annual Report 2011

Transamerica JPMorgan International Bond
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	2.20%	7.23%	7.34%	12/06/2005

JPMorgan Gov Bond ex US unhedged*	3.47%	8.23%	8.23%	12/06/2005

NOTES

*	The JPMorgan Government Bond Index ex-U.S. unhedged (“JP Morgan Gov Bond ex US unhedged”) is an unmanaged index used as a general measure of market performance. Calculations assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investing in bond funds entails interest rate and credit risk as well as additional risks in that the fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 16	Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
(unaudited)
MARKET ENVIRONMENT
The Federal Reserve Board (“Fed”) initiated a second round of quantitative easing (“QE2”) in November 2010, a stimulative policy that helped risk assets extend their strong performance into 2011 despite the natural disaster in Japan. Considerable turmoil in the Middle East and North Africa also threatened economic progress as escalating oil prices contributed to inflation concerns. Fears about peripheral European sovereign debt also flared up as the European Central Bank (“ECB”) announced a rescue package for Ireland.
Attention remained on Europe for most of 2011 as the sovereign debt crisis continued to evolve. At the end of June, an immediate government funding crisis in Greece was narrowly averted when its parliament approved new austerity measures. The July 21st proposal to increase the lending capacity of the European Financial Stability Facility (“EFSF”) relief fund was eventually ratified by all national governments in October, though questions remained about the plan’s adequacy and implementation. As contagion spread to core Europe, the ECB reluctantly initiated its Securities Markets Program (“SMP”) in August by purchasing Italian and Spanish bonds in the secondary market.
Meanwhile, the United States came extremely close to default as politicians agreed at the last minute to raise the debt ceiling in August. Even so, Standard & Poor’s downgraded the U.S. sovereign rating from AAA to AA+. The Fed announced in August that it would keep interest rates exceptionally low through mid-2013. In September, the Fed introduced a new easing policy, termed “Operation Twist,” essentially a maturity extension program intended to put downward pressure on longer-term interest rates.
Skepticism surrounding U.S. policy actions and the ongoing European crisis kept risk markets depressed and the flight to quality extended into the end of the third quarter of 2011. However, there have been a few positive developments in Europe. In late September, dozens of key policymakers from around the world descended on Washington, D.C., for the semi-annual meeting of the International Monetary Fund (“IMF”), including the Group of Twenty (“G-20”) Finance Ministers and Central Bank Governors. It appears that the volatility seen in the markets made it clear to an increasing number of European officials that they need to change their approach to the crisis. The key proposals from the meeting were to increase the flexibility of the EFSF and to ensure that European banks have strong capital positions and access to adequate funding. Additionally, while there are a few countries that still had to vote, the Eurozone’s largest economy, Germany agreed to increase the lending capacity of the EFSF.
Despite increasingly attractive valuations, it is questionable whether markets will remain patient. It is equally questionable whether all European constituents can actually agree on steps which will convince markets that policy is finally ahead of the curve. The coming few weeks will be critical as investors expect the IMF communication to be followed by action. A successful resolution to the European crisis would most certainly bode well for a healthy rebalancing into equities.
PERFORMANCE
For the year ended October 31, 2011, Transamerica JPMorgan Long/Short Strategy Class I2 returned (5.53)%. By comparison its primary and secondary benchmarks, the Bank of America Merrill Lynch 3-Month Treasury Bill Index and Standard & Poor’s 500® Index, returned 0.13% and 8.09%, respectively. The former primary benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Fee, returned 3.18%.
Prior to January 6, 2011, the fund was named Transamerica BNY Mellon Market Neutral Strategy and had a different sub-adviser.
STRATEGY REVIEW
Transamerica JPMorgan Long/Short Strategy underperformed its benchmarks during the 12 months ended October 31, 2011. Stock selection in the financials, semiconductor and telecommunications sectors detracted from returns. Alternatively, stock selection in the media, software and hardware, and basic materials sectors contributed to performance.
At the individual stock level, telecommunications company Sprint Nextel Corp. detracted from results. Shares dropped after the company reported disappointing margins and issued a negative outlook. Increased promotion costs drove margin weakness, while the company’s planned network build is expected to negatively impact cash flow later in the year. However, we continue to think that the company’s long-term position is solid. Consolidation among its key competitors should help drive margin improvement going forward, as margins tend to be higher in markets with fewer wireless players and less price competition.
Within internet & catalog retail, an overweight in online retailer Amazon.com contributed to returns. The stock gains were driven by another strong quarter of revenue growth. Amazon.com is a key player that is competitively positioned for continued share gains from the offline to online commerce space. We remain bullish on the stock, given the secular tailwind and believe the company can sustain its long-term growth.
Terance Chen, CFA
Portfolio Manager
J.P. Morgan Investment Management Inc.

Transamerica Funds	Page 17	Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or Life of
	1 Year	Fund	Inception Date

Class I2 (NAV)	(5.53)%	(3.43)%	01/03/2007
BofA Merrill Lynch 3-Month Treasury Bill *	0.13%	1.53%	01/03/2007
S&P 500 *	8.09%	(0.4)%	01/03/2007
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Fee *	3.18%	4.62%	01/03/2007

NOTES

*	Prior to January 6, 2011, the Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Fee Index (“BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Fee”) served as the primary benchmark for the fund at which time, it was replaced with the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) and the Standard & Poor’s 500 ® Index (“S&P 500”). The BofA Merrill Lynch 3-Month Treasury Bill, S&P 500, and BofA America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Fee Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 18	Annual Report 2011

Transamerica JPMorgan Mid Cap Value
(unaudited)
MARKET ENVIRONMENT
The Federal Reserve Board (“Fed”) initiated a second round of quantitative easing (“QE2”) in 2010, a stimulative policy that helped risk assets extend their strong performance into 2011 despite the natural disaster in Japan. Considerable turmoil in the Middle East and North Africa also threatened economic progress as escalating oil prices contributed to inflation concerns. Fears about peripheral European sovereign debt also flared up as the European Central Bank (“ECB”) announced a rescue package for Ireland.
Attention remained on Europe for most of 2011 as the sovereign debt crisis continued to evolve. At the end of June, an immediate government funding crisis in Greece was narrowly averted when its parliament approved new austerity measures. The July proposal to increase the lending capacity of the European Financial Stability Facility (“EFSF”) relief fund was eventually ratified by all national governments in October, though questions remained about the plan’s adequacy and implementation. As contagion spread to core Europe, the ECB reluctantly initiated its Securities Markets Program (“SMP”) in August by purchasing Italian and Spanish bonds in the secondary market.
Meanwhile, the United States came extremely close to default as politicians agreed at the last minute to raise the debt ceiling in August. Even so, Standard & Poor’s downgraded the U.S. sovereign rating from AAA to AA+. The Fed announced in August that it would keep interest rates exceptionally low through mid-2013. In September, the Fed introduced a new easing policy, termed “Operation Twist,” which was essentially a maturity extension program intended to put downward pressure on longer-term interest rates.
Skepticism surrounding U.S. policy actions and the ongoing European crisis kept risk markets depressed and the flight to quality extended into the end of the third quarter of 2011. However, there have been a few positive developments in Europe. In late September, dozens of key policymakers from around the world descended on Washington, D.C., for the semi-annual meeting of the International Monetary Fund (IMF), including the Group of Twenty (“G-20”) Finance Ministers and Central Bank Governors. It appears that the volatility seen in the markets made it clear to an increasing number of European officials that they need to change their approach to the crisis. The key proposals from the meeting were to increase the flexibility of the EFSF and to ensure that European banks have strong capital positions and access to adequate funding. Additionally, while there are a few countries that still had to vote, the Eurozone’s largest economy, Germany agreed to increase the lending capacity of the EFSF.
Despite increasingly attractive valuations, it is questionable whether markets will remain patient. It is equally questionable whether all European constituents can actually agree on steps which will convince markets that policy is finally ahead of the curve. The coming few weeks will be critical as investors expect the IMF communication to be followed by action. A successful resolution to the European crisis would most certainly bode well for a healthy rebalancing into equities.
PERFORMANCE
For the year ended October 31, 2011, Transamerica JPMorgan Mid Cap Value Class I2 returned 8.88%. By comparison its benchmark, the Russell Midcap® Value Index, returned 5.83%.
STRATEGY REVIEW
Transamerica JPMorgan Mid Cap Value outperformed its benchmark for the 12 months ended October 31, 2011. Stock selection in the information technology sector and a combination of stock selection and an overweight in the consumer discretionary sector contributed to returns. Stock selection and an overweight in the telecommunication services sector and an underweight in the consumer staples sector detracted from performance.
At the individual stock level, Williams Cos, Inc., an integrated natural gas company, was the top contributor to performance. Shares rallied on announcements that Williams Companies will be separated into two publicly traded companies and increase its quarterly dividend by 60%. The restructuring plan calls for the separation of the company’s exploration and production business via an initial public offering (“IPO”) of up to 20% of its interest. The remaining interest is expected to be distributed to Williams’ shareholders via a tax-free spinoff in 2012. After the separation is complete, Williams will be an operator of midstream infrastructure and natural gas pipeline assets. Finally, Williams intends to maintain its investment-grade credit rating by using IPO proceeds to pay down debt.
The biggest detractor from performance was Newfield Exploration Co., an oil and gas company. Shares declined over the period as the company reported earnings results, which were below expectations, driven by higher operating expenses. Additionally, Newfield lowered its production guidance due to recent asset sales and production outages at an offshore development site. However, the site impacted by the outage is now fully operational. We believe the company can achieve its planned production growth targets as several new projects are under development.
Gloria Fu, CFA
Lawrence Playford,CFA
Jonathan K.L.Simon
Co-Portfolio Managers J.P.
Morgan Investment Management Inc.

Transamerica Funds	Page 19	Annual Report 2011

Transamerica JPMorgan Mid Cap Value
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	8.88%	2.23%	4.55%	11/15/2005
Russell Midcap® Value *	5.83%	0.73%	3.58%	11/15/2005

NOTES

*	The Russell Midcap® Value Index (Russell Midcap® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 20	Annual Report 2011

Transamerica Loomis Sayles Bond
(unaudited)
MARKET ENVIRONMENT
Brought on by the Federal Reserve Board’s initiation of the second round of quantitative easing (“QE2”), the market was showing signs of stability in the closing months of 2010. The power of easy money policy to dampen volatility was evident in the global bond markets as investor confidence was generally improving and macro indicators were supportive for the continuation of the global growth story. Even after significant political upheaval in the Middle East and North Africa, and the devastating earthquake, tsunami and nuclear accident in Japan, there were no major jumps in risk aversion. Interest rates trended higher and credit spreads moved generally tighter as overall investor sentiment remained favorable for risk assets during this period.
By the end of second quarter 2011; however, it became clear that significant headwinds had emerged to challenge the recovery. The resurgence of the European debt crisis fanned concerns of financial system turmoil and contagion, while weaker than expected domestic macroeconomic data, and general uncertainty concerning the winding down of QE2 eroded investor confidence. Disappointment over trends in the labor market and fears over higher energy prices, along with supply disruptions from Japan, led to downward revisions to U.S. growth forecasts. Consensus estimates for rate hikes were pushed out and Treasury yields steadily declined as investors began to fear that the twin engines of growth, the U.S., and China, were also beginning to stall.
The third quarter was an incredibly challenging period for riskier fixed income and equity assets, with the primary drivers continuing to be the European sovereign crisis and concerns about U.S. growth. In the U.S., the protracted debt ceiling debate, threat of a U.S. default coupled with gross domestic product revisions lowering economic growth to 0.85% in the first half of 2011, dealt a blow to investor confidence. As dealers moved to significantly lighten their balance sheets and many investors dug in, a severe lack of liquidity became the main culprit with regards to downward pressure on riskier bond prices. Despite a downgrade of U.S. sovereign debt by Standard & Poor’s, the flight to quality pushed Treasury yields lower, with the yield on the 10 year moving below 2% as worries intensified about the strength of the global economic recovery. This precipitous drop in yield demonstrated that investors still favor the depth and liquidity offered by U.S. government debt in times of uncertainty. Technical factors and general de-risking were the dominant themes in the market.
As we moved into October, the markets were offered some relief as policy makers in Europe signaled that they were close to an agreement that would effectively amount to a European bailout. This and domestic macroeconomic data that pointed only to slower growth as opposed to a recessionary environment, were strong recent positives for the market.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Loomis Sayles Bond Class I2 returned 3.31%. By comparison, its benchmark, the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Government/Credit Bond”), returned 5.26%.
STRATEGY REVIEW
From November 1, 2010 through June 30, 2011, the portfolio was well ahead of the benchmark, returning 6.16% versus 0.37% of the Barclays Government Credit/Bond. The flight to quality trade that dominated the third quarter was what hurt returns in the portfolio as credit spreads were pushed significantly wider across risk assets. Treasuries rallied strongly as yields fell, and outperformed most all other sectors by a significant margin. A significant underweight in Treasuries and an overweight to corporate credit, including convertible securities were the primary drivers of underperformance over this period. October saw a rebound in investor risk appetites and the portfolio took advantage, rallying by 4.43% versus 0.12% of the Barclays Government Credit/Bond. Most of the gains over the past month are attributed to strong gains among commodity driven non U.S. Dollar sovereign debt, including bonds issued out of Brazil, Mexico, and Canada. Corporate bonds, which represent a significant weight in the portfolio, also rallied. High yield corporates in particular experienced resurgence in price appreciation as spreads moved tighter from the wide spreads experienced over the prior two months. While challenges certainly may exist in the shorter term, including further pockets of volatility, longer term we still believe the global economic recovery will continue and we have positioned the portfolio accordingly. Additionally we will continue to keep the portfolio well diversified going forward.
Kathleen C. Gaffney, CFA
Mathew J. Eagan, CFA
Daniel J. Fuss, CFA
Elaine M. Stokes
Co-Portfolio Managers
Loomis, Sayles & Company, L.P.

Transamerica Funds	Page 21	Annual Report 2011

Transamerica Loomis Sayles Bond
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date

Class I2 (NAV)	3.31%	7.76%	01/03/2007
Barclays Capital U.S. Government/Credit Bond*	5.26%	6.50%	01/03/2007

NOTES

*	The Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital U.S. Government/Credit Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 22	Annual Report 2011

Transamerica MFS International Equity
(unaudited)
MARKET ENVIRONMENT
Early in the period, the U.S. Federal Reserve Board (“Fed”) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.
However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed high-quality sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously; highly-rated sovereign bond yields hit multi-decade lows and; despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.
PERFORMANCE
For the year ended October 31, 2011, Transamerica MFS International Equity Class I2 returned (2.69)%. By comparison, its benchmark, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”), returned (3.64)%.
STRATEGY REVIEW
Contributors to performance
Security selection in the semiconductors & semiconductor equipment sector contributed to performance relative to the MSCI-EAFE. Within this sector, the fund’s ownership of South Korean microchip and electronics manufacturer Samsung Electronics and contract semiconductor manufacturer in the world Taiwan Semiconductor (Taiwan) aided relative results as both stocks outperformed the broad market.
In the chemicals sector, strong stock selection also contributed to relative performance. Here, the fund’s overweight allocation to industrial gas supplier Linde AG (Germany) boosted relative results.
Stock selection in telecommunication services and transportation sectors also contributed to relative performance. Within these sectors, the fund’s holdings of strong-performing railroad company Canadian National Railway Co. and telecommunications company China Unicom (Hong Kong) strengthened relative returns.
Elsewhere, the fund’s overweight allocation to medical device manufacturer Synthes, Inc. (Switzerland, traded on U.S. markets), oil and gas exploration company INPEX Corp. (Japan), convenience store chain Lawson Inc. (Japan), alcoholic drink producer Diageo PLC (United Kingdom), and luxury goods company LVMH Moet Hennessy Louis Vuitton SA (France) aided relative performance.
Detractors from performance
Security selection in the professional services sector detracted from relative performance. The fund’s overweight position in poor-performing staffing and human resource service provider Randstad Holding NV (Netherlands) hindered relative performance.
Within other sectors, the fund’s overweight position in poor-performing Hong Kong-headquartered retailer Esprit Holdings Ltd. and investment management and banking firm UBS AG (Switzerland), and Austrian financial services company Erste Group Bank AG hindered relative performance. The fund’s holdings of banking and treasury management firm ICICI Bank, Ltd. (India) and financial services firm Banco Santander SA (Spain) also held back relative performance. Not holding shares of strong-performing integrated oil company BP PLC (United Kingdom), U.K.-based pharmaceutical firm GlaxoSmithKline, tobacco distributor British American Tobacco (United Kingdom), and food supplier Unilever N.V. (Netherlands) also weakened relative results.
Daniel Ling
Marcus L. Smith
Co-Portfolio Managers
MFS® Investment Management

Transamerica Funds	Page 23	Annual Report 2011

Transamerica MFS International Equity
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date

Class I2 (NAV)	(2.69)%	(2.60)%	06/10/2008
MSCI-EAFE*	(3.64)%	(5.59)%	06/10/2008

NOTES

*	The Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 24	Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
(unaudited)
MARKET ENVIRONMENT
Emerging markets (“EM”) fixed income, like most risk assets, faced considerable volatility in the 12 months ended October 31, 2011 as represented by the JPMorgan Emerging Markets Bond Index Global. The asset class had negative returns during the last couple of months of 2010, as the global risk appetite subsided in November due to the fiscal crisis in Ireland. Nevertheless, positive EM data releases confirmed that well established and favorable fundamentals remained intact.
The first three months of 2011 were volatile with a number of unexpected global events from political turmoil in the Middle East and Africa, to the Japan earthquake, to the precarious fiscal situation in Europe. During the period, emerging market central banks adopted divergent tightening strategies. Some central banks, such as Chile and Israel, surprised the market by stepping up the pace of rate hikes; others such as Brazil and Turkey tightened regulations in lieu of rate hikes.
In the second quarter of 2011, developed market worries began to take center stage as European officials still lacked a clear resolution to Greece’s sovereign-debt crisis; other European countries were showing signs of significant distress; and U.S. economic data disappointed. Inflationary pressures in the emerging markets prompted many emerging EM central banks to resume monetary tightening policies.
Global risk sentiment further weakened in the third quarter. Emerging markets assets in general came under immense pressure in September as investors shed all risk assets in favor of traditional “safe-havens”, the U.S. dollar and U.S. Treasuries. However, investors’ concerns eased in October due to signs that U.S. recession risks were receding and sentiment was improving about the European Union’s debt crisis management plan. In October, EM currencies reversed some of the previous month’s declines versus the U.S. dollar.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Morgan Stanley Emerging Markets Debt Class I2 returned 2.36%. By comparison, its benchmark, the JPMorgan Emerging Markets Bond Index Global, returned 4.06%.
STRATEGY REVIEW
Against this backdrop, U.S. Treasuries have rallied, with yields on the 10-year Treasury hovering around 2% since early September 2011. The risk premium on the JPMorgan Emerging Markets Bond Index Global (“Index”) widened 109 basis points to 392 basis points above U.S. Treasuries for the year ended October 31, 2011. The fund underperformed the Index during the period.
The portfolio benefited from overweight exposure to Ecuador and Kazakhstan, and the profitable sale of distressed positions in Indonesia. Exposure to local markets in Hungary early in the year and Chile also lifted performance. Ecuador benefited from high oil prices and improved expectations that the government will be able to attract external funds to finance its fiscal deficit, against a poor debt service record. Kazakhstan and Chile were bolstered by rising oil and copper prices, respectively. The market was optimistic toward Hungary early in the year due to government reforms to reduce the budget deficit.
Conversely, underweight exposure to Malaysia, the Philippines, and Uruguay as well as Peru late in the year detracted from relative returns. The Philippines benefited from steps taken to reduce its budget deficit and central bank efforts to keep inflation in check, while Malaysia was helped by resilient economic growth despite recent fears that a developed market-led recession would exhaust demand for Asian exports. Uruguay’s economy continued to exhibit strong growth supported by domestic demand. Peru gained on rising mineral prices and reassurance from President Ollanta Humala that he will boost the state’s control of the economy. An underweight to external markets in Colombia as well as exposure to local markets in South Africa and Turkey also hurt performance. In addition, exposure to Mexican corporates detracted from relative returns.
We believe growth in the developed world will stabilize at a lower level in the fourth quarter of 2011 and to slowly recover in 2012. However, the risk of a recession in the developed world has increased significantly. The unresolved fiscal troubles and apparent lack of political consensus to resolve them in the U.S. and in Europe are likely to cause bouts of high volatility and risk aversion in the marketplace, and depressed economic growth in the next few quarters.
In our opinion, developed central banks will provide liquidity as needed, supporting commodity prices and capital inflows into EM countries, which could somewhat offset the negative impact of heightened risk, aversion and subpar growth in the developed world. We believe EM countries will show resilient, albeit lower, growth in the next couple of quarters, aided by robust domestic policies, supportive terms of trade, and capital inflows. Subsiding inflationary pressures and balanced growth will likely allow EM central banks to adopt looser monetary policies in coming months.
In general, sovereign risk premiums are now too high relative to the fundamental macroeconomic strength of most emerging economies, in our opinion. In addition, we believe there are pockets of undervaluation in certain Asian and commodity currencies.
Eric J. Baurmeister
Federico L. Kaune
Co-Portfolio Managers
Morgan Stanley Investment Management Inc.

Transamerica Funds	Page 25	Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	2.36%	7.31%	8.09%	11/08/2004
JPMorgan Emerging Markets Bond Global*	4.06%	8.37%	9.14%	11/08/2004

NOTES

*	The JPMorgan Emerging Markets Bond Index Global (“JPMorgan Emerging Markets Bond Global”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. Debt investing is subject to credit risk, inflation risk, and interest rate risk. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 26	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth
(unaudited)
MARKET ENVIRONMENT
The end of 2010 saw renewed optimism in the equity market, as represented by the Standard & Poor’s 500® Index, with the Federal Reserve Board’s second asset purchase program and improving economic data buoying stock prices. In March, the market retreated slightly due to political turmoil in the Middle East (which caused oil prices to rise) and a major natural disaster in Japan (which prompted fears of supply chain disruptions for the auto and electronics industries). Delays in approving an increase for the U.S. debt ceiling followed by the downgrade of U.S. bonds by credit rating agency Standard & Poor’s led to a major sell-off in the stock market in July and August. The European sovereign debt crisis also appeared to worsen during the period and its policy solutions continued to face significant political hurdles. Investors also began to fear that a double-dip recession was imminent in the developed world, although those concerns faded somewhat in October with positive surprises from some economic data in the U.S. and a well-received new debt management plan in the eurozone.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Morgan Stanley Mid-Cap Growth Class I2 returned 6.45%. By comparison, its benchmark, the Russell Midcap® Growth Index (“Russell Midcap® Growth”), returned 10.08%.
STRATEGY REVIEW
The investment team looks for high-quality growth companies that they believe have the following attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow, and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.
The fund underperformed the Russell Midcap® Growth during the period. The fund’s relative performance was hindered by the consumer discretionary sector, where holdings in video streaming service Netflix, Inc. and in China’s online travel booking site Ctrip.com International, Ltd. (a stock not represented in the benchmark) underperformed. The energy sector further dampened results with weakness from solar panel manufacturer First Solar, Inc. and crude oil producer Ultra Petroleum Corp. The financial services sector also detracted from relative performance. Within the sector, exposure to independent investment bank Greenhill & Co., Inc. was disadvantageous.
Stock selection in the producer durables sector, however, was the top contributor to relative performance during the period. In the sector, holdings across a variety of industries performed well, led by corporate services provider Edenred. The health care sector also contributed positively. Several holdings in the health care equipment & supplies industry (Intuitive Surgical, Inc., IDEXX Laboratories, Inc. and Gen-Probe, Inc.) and the life sciences tools & services industry (Techne Corp.) bolstered performance.
Dennis P. Lynch
David S. Cohen
Sam G. Chainani
Alexander T. Norton
Jason C. Yeung
Armistead B. Nash
Co-Portfolio Managers
Morgan Stanley Investment Management Inc.

Transamerica Funds	Page 27	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	6.45%	7.66%	7.14%	01/03/2006

Russell Midcap® Growth*	10.08%	3.46%	3.98%	01/03/2006

NOTES

*	The Russell Midcap ® Growth Index (“Russell Midcap ® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 28	Annual Report 2011

Transamerica Morgan Stanley Small Company Growth
(unaudited)
MARKET ENVIRONMENT
The end of 2010 saw renewed optimism in the equity market, as represented by Standard & Poor’s 500® Index, with the Federal Reserve Board’s second asset purchase program and improving economic data buoying stock prices. In March, the market retreated slightly due to political turmoil in the Middle East (which caused oil prices to rise) and a major natural disaster in Japan (which prompted fears of supply chain disruptions for the auto and electronics industries). Delays in approving an increase for the U.S. debt ceiling followed by the downgrade of U.S. bonds by credit rating agency Standard & Poor’s led to a major sell-off in the stock market in July and August. The European sovereign debt crisis also appeared to worsen during the period and its policy solutions continued to face significant political hurdles. Investors also began to fear that a double-dip recession was imminent in the developed world, although those concerns faded somewhat in October with positive surprises from some economic data in the U.S. and a well-received new debt management plan in the eurozone.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Morgan Stanley Small Company Growth Class I2 returned 5.71%. By comparison, its benchmark, the Russell 2000® Growth Index (“Russell 2000® Growth”), returned 9.84%.
STRATEGY REVIEW
The investment team looks for high-quality growth companies that they believe have these attributes: sustainable competitive advantages; business visibility; rising return on invested capital; free cash flow; and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.
The fund underperformed the Russell 2000® Growth during the period. Stock selection in the consumer discretionary sector was the largest detractor from the fund’s performance relative to the benchmark. Positions in Chinese online retailer E-Commerce China Dangdang, Inc., a stock which is not represented in the benchmark, and in U.S. restaurant chain P.F. Chang’s China Bistro, Inc. were among the most detrimental to the fund’s performance. Stock selection in the financial services sector also dampened relative performance, with weakness from a holding in independent investment bank Greenhill & Co. Inc, (which is not represented in the benchmark). Stock selection and the fund’s overweight in the materials and processing sector impeded performance. A position in Lynas Corp., Ltd. (“Lynas”), a rare earth minerals miner, was the largest relative detractor in the sector and in the overall portfolio. (Lynas’ stock is also not represented in the benchmark.)
Areas of relative strength, however, included the technology sector, with positions in social networking service Twitter, Inc. and China’s online video web site Youku.com, Inc. contributing positively to performance. The energy sector was additive due to gains from crude oil producers Brigham Exploration Co. and Atlas Energy. (Atlas Energy is not represented in the benchmark.) The utilities sector — in which the fund held only three names, all of which performed well — also boosted relative results.
Dennis P. Lynch
David S. Cohen
Sam G. Chainani
Alexander T. Norton
Jason C. Yeung
Armistead B. Nash
Co-Portfolio Managers
Morgan Stanley Investment Management Inc.

Transamerica Funds	Page 29	Annual Report 2011

Transamerica Morgan Stanley Small Company Growth
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	5.71%	1.46%	4.88%	11/08/2004
Russell 2000® Growth *	9.84%	2.68%	5.27%	11/08/2004

NOTES

*	The Russell 2000® Growth Index (“Russell 2000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 30	Annual Report 2011

Transamerica Neuberger Berman International
(unaudited)
MARKET ENVIRONMENT
International markets, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”), were down during the period. Declines were widespread with most countries and over half of sectors posting negative returns. Utilities and Financials were the largest underperformers with double digit declines. Energy and the traditionally defensive sectors - Consumer Staples, Healthcare and Telecom — outperformed. By country, unsurprisingly, Greece was the weakest market, down nearly sixty percent, followed by Austria, Italy and Portugal. New Zealand (a very small market), and Ireland, benefiting from credible structural changes, were the best performing markets. Norway, Australia, Switzerland and the United Kingdom also posted positive returns
PERFORMANCE
For the year ended October 31, 2011, Transamerica Neuberger Berman International Class I2 returned (3.80)%. By comparison its benchmark, the MSCI-EAFE, returned (3.64)%.
STRATEGY REVIEW
The fund declined slightly in the period of November 1, 2010 — October 31, 2011, performing in line with its benchmark, the MSCI-EAFE.
During the period Industrials and Telecom were solid contributors to relative returns, predominantly driven by strong stock performance. No exposure to Utilities as well as strong stock performance in Materials and Telecom also benefited the portfolio. Holdings in Consumer Staples, Energy and Financials detracted from performance. From a country perspective, strong relative stock performance in France, Spain (where we had one position) and Japan positively impacted the fund. Conversely, weak stock performance and an underweight position in Australia negatively impacted the fund. Exposure to emerging markets — China and Brazil — also negatively impacted the fund.
The sovereign debt situation in Europe is likely to remain the key issue for investors for some time. The Greek economy is unable to cope with government debt at its current level. The question is whether policy makers can control contagion to Italy and other countries where public debt is also excessive. Until the markets have a sense for how the challenges can be resolved — and any solution is likely to involve a contractionary combination of higher taxes and reduced government spending — equity prices are likely to remain volatile.
At the same time, investors are concerned about the possibility that Chinese growth will slow significantly. The Chinese government is struggling to cope with increasing inflation (most clearly evident in property prices and wages), a managed exchange rate, and a banking system that could be accumulating bad debts. With economic growth clearly under pressure in the U.S. and Europe, deterioration in China’s growth prospects could significantly undermine global GDP forecasts.
Accordingly, we have positioned the portfolio relatively defensively, focusing on companies able to perform in tougher economic times. In Europe our focus is on countries outside the Euro area — such as Switzerland, Norway and Denmark — as well as on companies which derive a large portion of their revenues from North America and Emerging Markets. Where we maintain exposure to continental European consumers, it is via companies with stable demand characteristics, such as retail food, telecommunications, and healthcare.
From a sector perspective, we are modestly overweight Materials, where we have particular exposure to precious metals and agriculture as well as specialty chemical companies with pricing power and relatively stable end markets. We are also modestly overweight telecoms, where increased smartphone penetration should drive average revenue per user. The focus of our holdings in consumer discretionary is pay TV, contract catering and professional publishers — where we believe demand to be less sensitive to overall economic conditions. In technology, where we are neutral weighted, we are focused on telecom equipment providers as well as software businesses recurring revenue streams.
Our largest underweight continues to be Financials — especially Financials with balance sheet exposure to the eurozone. We find select opportunities in the Nordic region and in emerging markets; we also hold financial companies with fee related income streams such as insurance brokerage and exchanges. Lastly, we remain underweight Utilities in favor of telecoms — where demand is similarly stable, but growth is superior and the risk of government regulation is less.
Benjamin Segal, CFA
Portfolio Manager
Neuberger Berman Management LLC

Transamerica Funds	Page 31	Annual Report 2011

Transamerica Neuberger Berman International
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	(3.80)%	(2.37)%	0.72%	12/06/2005
MSCI-EAFE*	(3.64)%	(1.95)%	1.74%	12/06/2005

NOTES

*	The Morgan Stanley Capital International — Europe, Australasia, and Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 32	Annual Report 2011

Transamerica Oppenheimer Developing Markets
(unaudited)
MARKET ENVIRONMENT
During the fall of 2010, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as 2011 began.
International uncertainty worsened as it became clearer that Greece was probably headed for default and other members of the European Union continued to struggle with heavy debt burdens, leading to worries over the health of the European banking system. Indeed, market turbulence throughout the world was particularly severe over the final three months of the reporting period, as investors grew more worried about a possible return to recession in the United States and Europe. The markets also grew concerned that a double-dip recession in the developed markets could also mean an eventual slowdown in growth in the emerging markets.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Oppenheimer Developing Markets Class I2 returned (7.77)%. By comparison, its benchmark the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”), returned (7.44)%.
STRATEGY REVIEW
Top Individual Contributors
Among the top contributors to performance were Mexican beverage company Fomento Economico Mexicano SAB de CV (“FEMSA”), High Tech Computer Corp. (“HTC”), and NovaTek OAO. On a country basis, Mexico, Russia and South Korea were top contributors to performance for the fund. FEMSA was a top five holding of the fund at period end. It owns and operates OXXO, the largest convenience store chain in Latin America. It controls Coca-Cola FEMSA, one of the largest independent Coca-Cola bottlers in the world. FEMSA’s profits grew at a healthy rate as modern retail formats continued to gain popularity in Mexico. In information technology, HTC was the top performer for the fund. HTC, the Taiwanese manufacturer of the Android phone, continued to perform well this period, as demand for Android phones and other HTC products remained strong. Outside of consumer staples and information technology, energy holding NovaTek OAO was a top performer for the fund. Novatek is a Russian-based natural gas producer, which benefited over the first quarter of 2011 as the market anticipated a substantial ramp-up in production over the coming years, matched by a sharp rise in profitability.
Top Individual Detractors
The fund’s top performance detractor was consumer staples holding Carlsberg AS. Carlsberg is a Denmark-based company active within the brewing industry. The company reduced its full year outlook in August and subsequently experienced significant losses to close the period. Information technology stock Infosys Ltd. detracted from fund performance. Consumer discretionary holding B2W Cia Global Do Varejo did not perform well for the fund. Its stock declined on market fears that growing competition of other online sites might weaken the company’s growth prospects and eat into profits. Enka Insaat ve Sanayi AS, the Turkish industrial giant, saw its stock decline during the period as it reported below market expectation. Its stock also lost value towards the end of the reporting period amid the volatility in the equity markets, which led to overall sell-offs of many emerging market securities. On a country basis, laggards included India, Brazil, Turkey and Egypt.
Justin Leverenz, CFA
Portfolio Manager
OppenheimerFunds, Inc.

Transamerica Funds	Page 33	Annual Report 2011

Transamerica Oppenheimer Developing Markets
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	(7.77)%	9.22%	10.28%	12/06/2005
MSCI-EMI *	(7.44)%	6.83%	9.30%	12/06/2005

NOTES

*	The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investing in emerging and developing markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 34	Annual Report 2011

Transamerica Oppenheimer Small- & Mid-Cap Value
(unaudited)
MARKET ENVIRONMENT
A number of dramatic global events resulted in increased market volatility this period. As a result, equities across the globe generally significantly declined over the second half of the period, while historically defensive securities, particularly higher-quality fixed-income products, generally performed better. Behind the backdrop of a credit rating downgrade of the U.S., rising uncertainty over the pace of global growth, and intensification of the European sovereign debt crisis, stocks posted their weakest performing quarter since 2008 in the third quarter of 2011.
Market concerns resurfaced over the second quarter of 2011 when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. Concerns over the economic problems in European countries such as Italy and Spain intensified. At the same time, the Federal Reserve Board’s (“Fed”) latest round of quantitative easing measures labeled “QE2” officially ended on June 30th, adding to questions around what the Fed’s next move might be to help stimulate the U.S. economy. These developments, in addition to persistently high levels of U.S. unemployment and a depressed U.S. housing market, contributed to a weaker-than-expected estimate of U.S. gross domestic product (“GDP”).
PERFORMANCE
For the year ended October 31, 2011, Transamerica Oppenheimer Small- & Mid-Cap Value Class I2 returned 2.39%. By comparison, its benchmark, the Russell 2500® Value Index (“Russell 2500® Value”), returned 4.49%.
STRATEGY REVIEW
During the 12-month period ended October 31, 2011, the portfolio underperformed its benchmark, the Russell 2500® Value. The portfolio underperformed the benchmark primarily due to stock selection in energy and financials. The portfolio outperformed versus the benchmark primarily in information technology.
Top Individual Contributors
Agilent Technologies, Inc., a maker of electronic test and measurement products, was a top performer for the fund. The company reported strong profits based on higher demand for its products, and issued an upbeat forecast, topping analyst expectations. Managed health care holding Humana, Inc. (“Humana”) was another top performing stock for the portfolio located within the health care sector. As fears over the new health care overhaul abated to a degree, the market generally responded more positively to health care stocks. Humana also raised its 2011 forecast and reported earnings that beat Wall Street expectations. Within energy, natural gas producer EQT Corp. had a stellar reporting period. The company reported very healthy profits — for instance, its second quarter profit represented an increase of 192.5% from a year prior and also reported higher third quarter profits.
Top Individual Detractors
Within health care, pharmaceutical company Hospira, Inc. saw significant stock declines after announcing in late October that it had swung to a third quarter loss and had lowered its outlook. In consumer discretionary, the weakening U.S. economy and pessimistic American consumer adversely affected the stock performance of apparel retailer Talbots, Inc. Cablevision Systems Corp. — Class A, also was a detractor to portfolio performance within consumer discretionary. Cablevision Systems Corp. missed analyst forecasts and saw declines in its video subscribership. The stock also was driven lower after a spinoff of former subdivision AMC in July, which gave Cablevision shareholders one AMC share for every four Cablevision shares. At period end, the portfolio had its greatest overweight positions relative to the benchmark in the consumer staples, energy, and health care sectors. The portfolio had its most substantial underweight positions in financials and industrials.
John Damian
Portfolio Manager
OppenheimerFunds, Inc.

Transamerica Funds	Page 35	Annual Report 2011

Transamerica Oppenheimer Small- & Mid-Cap Value
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date
Class I2 (NAV)	2.39%	(0.65)%	1.09%	08/01/2006
Russell 2500® Value *	4.49%	(0.01)%	1.72%	08/01/2006

NOTES

*	The Russell 2500® Value Index (“Russell 2500® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 36	Annual Report 2011

Transamerica PIMCO Real Return TIPS
(unaudited)
MARKET ENVIRONMENT
During the last months of 2010, policy initiatives were the major market drivers. On the monetary front, the Federal Reserve Board (“Fed”) continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing in November. On the fiscal policy front, in December, the Obama administration and Congress reached a major compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures.
Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove yields higher during the first quarter of 2011. Treasury yields fell during the second quarter as the earthquake in Japan, political unrest in the Middle East and North Africa, and the sovereign debt crisis in the Eurozone all helped spark a flight to quality and boosted demand for Treasuries.
The third quarter of 2011 was marked by unprecedented market volatility. A flight to safety due to economic instability in the U.S. and Eurozone led to a significant decline in Treasury yields. Despite the passage of legislation raising the U.S. debt ceiling, Standard & Poor’s ratings services lowered its long-term sovereign credit rating on the U.S. to AA+ with a negative rating outlook. Equity markets followed with the most volatile week of trading in history. In its September meeting, the Fed left the federal funds rate at the zero lower bound and, in an effort to reinvigorate the faltering economy, announced its implementation of “Operation Twist.” In this program, the Fed will purchase $400 billion of long-dated Treasuries, defined as Treasury securities with remaining maturities of 6 to 30 years, by the end of June 2012. U.S. gross domestic product grew at a 2.5 percent inflation-adjusted annual rate during the third quarter, the strongest performance in a year, after growing at a 1.3 percent rate in the second quarter. However, continued turmoil in the Eurozone, highlighted by uncertainties over a Greek debt restructuring package and the widening of Spanish and Italian sovereign spreads, contributed to continued market fears and volatility.
PERFORMANCE
For the year ended October 31, 2011, Transamerica PIMCO Real Return TIPS Class I2 returned 6.23%. By comparison, its benchmark, the Barclays Capital Global Real U.S. Treasury Inflation Protected Securities Index, returned 9.01%.
STRATEGY REVIEW
Exposure to non-U.S. developed nominal interest rates, particularly core Europe, added to performance as rates fell on fears of a global economic slowdown. An overweight to U.S. nominal yields was also positive for performance as nominal yields fell. However, an underweight to U.S. TIPS was negative for performance as real yields rallied.
On the spread sector front, exposure to bonds of financial companies was negative for returns, as they lagged the broader corporate market in 2011 amid negative sentiment following bank downgrades and investor concerns about contagion related to European sovereign risk. Exposure to a select basket of emerging market currencies also detracted from performance as the U.S. dollar appreciated against most currencies. A modest allocation to senior commercial mortgage-backed securities and senior non-agency mortgages added to returns as these securities outperformed like-duration Treasuries during the year.
Mihir Worah
Portfolio Manager
Pacific Investment Management Company LLC

Transamerica Funds	Page 37	Annual Report 2011

Transamerica PIMCO Real Return TIPS
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	6.23%	7.63%	6.27%	11/08/2004
Barclays Capital Global Real U.S. TIPS*	9.01%	7.54%	6.31%	11/08/2004

NOTES

*	The Barclays Capital Global Real U.S. Treasury Inflation Protected Securities Index (“Barclays Capital Global Real U.S. TIPS”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursement by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This fund invests in inflation-indexed bonds of varying maturities. It may invest in non-U.S. securities. The fund may also invest in mortgage related securities as well as a portion in high-yield securities. Inflation-indexed bonds issued by the U.S. Government, known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation, which will affect the interest payable on them. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and polices of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 38	Annual Report 2011

Transamerica PIMCO Total Return
(unaudited)
MARKET ENVIRONMENT
During the last months of 2010, policy initiatives were the major market drivers. On the monetary front, the Federal Reserve Board (“Fed”) continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing in November. On the fiscal policy front, in December the Obama administration and Congress reached a major compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures.
Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove yields higher during the first quarter of 2011. Treasury yields fell during the second quarter as the earthquake in Japan, political unrest in the Middle East and North Africa, and the sovereign debt crisis in the Eurozone, all helped spark a flight to quality and boosted demand for Treasuries.
The third quarter of 2011 was marked by unprecedented market volatility. A flight to safety due to economic instability in the U.S. and Eurozone led to a significant decline in Treasury yields. Despite the passage of legislation raising the U.S. debt ceiling, Standard & Poor’s ratings services lowered its long-term sovereign credit rating on the U.S. to AA+ with a negative rating outlook. Equity markets followed with the most volatile week of trading in history. In its September meeting, the Fed left the federal funds rate at the zero lower bound and, in an effort to reinvigorate the faltering economy, announced its implementation of “Operation Twist.” In this program, the Fed will purchase $400 billion of long-dated Treasuries, defined as Treasury securities with remaining maturities of 6 to 30 years, by the end of June 2012. U.S. gross domestic product grew at a 2.5 percent inflation-adjusted annual rate during the third quarter, the strongest performance in a year, after growing at a 1.3 percent rate in the second quarter. However, continued turmoil in the Eurozone, highlighted by uncertainties over a Greek debt restructuring package and the widening of Spanish and Italian sovereign spreads, contributed to continued market fears and volatility.
PERFORMANCE
For the year ended October 31, 2011, Transamerica PIMCO Total Return Class I2 returned 2.45%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.00%.
STRATEGY REVIEW
Transamerica PIMCO Total Return’s portfolio underperformed the benchmark for the fiscal year ending October 31, 2011. An underweight to U.S. duration for most of the period, particularly the long-end of the yield curve, detracted from performance as interest rates fell across the curve. Conversely, exposure to non-U.S. developed interest rates, particularly core Europe, Canada, and Australia, added to performance as rates fell on fears of a global economic slowdown. On the spread sector front, an overweight to bonds of financial companies was negative for returns, as they lagged the broader corporate market amid negative sentiment following bank downgrades and investor concerns about contagion related to European sovereign risk. Tactical positioning in Agency mortgage-backed securities was also negative for performance, as was exposure to non-agency mortgages, as both sectors underperformed like-duration Treasuries. Exposure to emerging market local debt, particularly Brazil and Mexico, added to performance as rates fell sharply in these countries. In addition, exposure to Build America Bonds also added to returns as technical factors improved, causing spreads to narrow.
Chris P. Dialynas
Portfolio Manager
Pacific Investment Management Company LLC

Transamerica Funds	Page 39	Annual Report 2011

Transamerica PIMCO Total Return
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Class I2 (NAV)	2.45%	7.36%	7.07%	11/15/2005
Barclays Capital U.S. Aggregate Bond*	5.00%	6.41%	6.25%	11/15/2005

NOTES

*	The Barclays Capital U.S Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expenses reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This fund will normally invest its assets in a diversified portfolio of fixed-income securities. The fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 40	Annual Report 2011

Transamerica Schroders International Small Cap
(unaudited)
MARKET ENVIRONMENT
Despite a significant correction in the final quarter of the fiscal year, international small cap equities were only modestly down over the twelve month period and outperformed their larger peers. The 2.01% decline in the S&P Euro Pacific SmallCap Index compares with a 3.2% decline in the Standard & Poor’s Large/Midcap EuroPacific Index.
Investor sentiment was buoyed in the first half of the year by the confirmation of further quantitative easing by the US Federal Reserve Board in November and the accompanying fiscal package. Strains in the Euro were somewhat quiescent as investors anticipated a healthy recovery in developed economies in line with improvements in leading indicators. However, the mood changed in the second half amid slowing global growth, continued inflationary pressures and credit tightening in a number of developing markets, and a re-emergence of the Greek (and peripheral European market) debt problems.
In terms of regional divergences, Japan has been the best performing market, and also where outperformance by smaller companies was most marked. Small caps underperformed in other regions, and in absolute term the continental European markets offered the weakest returns. In sector terms, consumer staples, utilities and materials were the only sectors that offered positive returns, while financials and information technology were the laggards.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Schroders International Small Cap Class I2 returned (5.39)%. By comparison, its benchmark, the S&P SmallCap EuroPacific Index, returned (2.01)%.
STRATEGY REVIEW
The market environment has been a difficult one for the relative performance of the fund’s portfolio. Regional allocation has been a negative factor due to the underweighting of Japan, which performed relatively well due to the strength of the yen and anticipation of the impact of the fiscal packages that have been announced in the wake of the March earthquake and tsunami in the Tohoku region. There was also a negative impact from our two Canadian holdings, Sino-Forest and Niko Resources, Ltd., as well as from selection in continental Europe, primarily in the materials, energy and consumer cyclical sectors.
Some offset was provided by stock selection in the United Kingdom (“UK”) and in the Pacific ex Japan region. In the UK, the key contributors were in the consumer cyclical (Eaga, a services group taken over in the period, Bovis Homes Group PLC and Dignity PLC) and industrial (Hamworthy PLC, specialist marine engineering) sectors, while in Pacific ex Japan materials stocks were the main contributor (most notably lluka Resources, Ltd., an Australian producer of mineral sands), along with smaller contributions from utilities and information technology.
Our focus remains upon identifying companies offering sustainable and relatively visible long-term growth prospects, with sound balance sheets and strong management. These are present across a wide range of regions and sectors, and the portfolio continues to exhibit a high degree of diversification. Regional positioning has remained fairly stable over the year, although we have added modestly to the Pacific ex Japan and Emerging market exposures at the expense of Europe. In sector terms, we added to consumer cyclicals, health care and financials (although the latter remains our biggest under weighting versus the benchmark) while reducing industrials and information technology.
Matthew Dobbs
Portfolio Manager
Schroder Investment Management North America Inc.

Transamerica Funds	Page 41	Annual Report 2011

Transamerica Schroders International Small Cap
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date
Class I2 (NAV)	(5.39)%	(1.82)%	03/01/2008
S&P SmallCap EPAC*	(2.01)%	(3.08)%	03/01/2008

NOTES

*	The S&P SmallCap EuroPacific Index (“S&P SmallCap EPAC”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investing in small size companies involves greater risk than is customarily associated with more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 42	Annual Report 2011

Transamerica Third Avenue Value
(unaudited)
MARKET ENVIRONMENT
The fiscal year ended October 31, 2011 was marked by volatility caused by the confluence of three major macro issues. The first was the United States economy, dogged by persistently high unemployment and low levels of economic growth than we typically see during post-recession years. The second issue was Euro zone sovereign debt, with Greece and Italy spending most of the year seemingly on the precipice of default. The third issue was Asia, specifically China. China’s government has been attempting to control inflation, particularly in its residential real estate markets. As China has tightened its fiscal policies, some investors have fled the region, fearing that lower growth in China will hurt growth throughout the region and in emerging markets generally.
Markets held up generally well during a 12 month period marked by dramatic events. We also saw the clean-up of BP’s oil spill in the Gulf of Mexico, several dictatorships toppled in the Middle East, through both the Arab Spring uprisings and a North Atlantic Treaty Organization campaign in Libya, and the March earthquake in Japan. The Russell 3000® Value Index was up 5.94% for the year while the Morgan Stanley Capital International World Index was up 2.30%. The fund, owing mostly to its overweighting of securities in Hong Kong and South Korea, was down 1.87% for the period.
Overall, our portfolio companies performed well operationally and in some cases were quite dramatically rewarded for it in the market. In other areas, where macro concerns have taken precedence, stock price performance and operational performance have diverged. As a result, we believe the portfolio has substantial embedded value that the market will eventually recognize.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Third Avenue Value Class I2 returned (1.87)%. By comparison, its primary and secondary benchmarks, the Russell 3000® Value Index and the Morgan Stanley Capital International World Index, returned 5.94% and 2.30%, respectively.
STRATEGY REVIEW
Transamerica Third Avenue Value employs a disciplined, fundamental value approach to stock selection, seeking to invest in well-managed, well-capitalized companies trading at a discount to our conservative estimate of net asset value. Transamerica Third Avenue Value is a globally diversified, concentrated portfolio of our highest conviction investment ideas.
Over the last year, the largest detractors from performance were our investments in Hong Kong real estate and investment holding companies. Henderson Land Development Co., Ltd. was the biggest detractor. Henderson delivered strong operating results this year and we believe that it has a business that is far more diverse than the market gives it credit for.
The increased volatility at the end of the fiscal year allowed us to add several new positions to the portfolio. We invested in Pargesa Holdings SA (Bearer Shares), a Swiss holding company that owns large stakes in blue chip infrastructure and energy companies worldwide. By owning the undervalued Pargesa, we are able to more cheaply invest in companies like Total S.A., Imerys S.A. and Lafarge Group, which have good fundamental business prospects but trade at premiums if you buy them directly.
We also added a stake in Lowe’s Cos., Inc., a U.S.-based home goods and improvement company. It is our view that Lowe’s is one of only a handful of retailers with an ultra-strong financial position and a durable competitive position. Lowe’s has a net debt-to-asset ratio below 15%, owns approximately 90% of its store base, and generates nearly $3 billion of cash flow each year. Further, Lowe’s maintains a duopoly position in the home improvement market alongside Home Depot. The two companies account for about 27% of home improvement spending in the United States and dominate the retail channel with approximately 60% market share.
We also invested in Segro PLC, a United Kingdom (“UK”)-based real estate investment trust that owns more than 60 million square feet of industrial properties, approximately two-thirds of which is located in the UK. Segro has a dominant position in London’s key industrial sub-markets of Heathrow, Royal Park, and Slough Estate. The remaining one-third is located in Europe, primarily in Germany, France, and Poland. The stock price seems even more attractive considering the company’s in-place cash flow is depressed, with more than 13% of the portfolio currently vacant. Segro’s management team expects to be able to lease out the vacant space. As the cash flows increase from this leasing activity, and macro concerns subside, Segro Common should trade back in-line with net asset value.
During the year we exited several positions including Cimarex (top contributor for the year, sold after stock price appreciated above intrinsic value), St. Joe (sold after a change in its management team), Electro Scientific Industries (sold after stock price appreciation) and Wilmington Trust, and for portfolio management considerations, MDC Holdings.
Yang Lie
Curtis R. Jensen
Kathleen K. Crawford
Co-Portfolio Managers
Third Avenue Management LLC

Transamerica Funds	Page 43	Annual Report 2011

Transamerica Third Avenue Value
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date
Class I2 (NAV)	(1.87)%	(5.15)%	05/01/2007
Russell 3000® Value *	5.94%	(4.22)%	05/01/2007
MSCI World*	2.30%	(2.97)%	05/01/2007

NOTES

*	The Russell 3000® Value Index (“Russell 3000® Value”) and the Morgan Stanley Capital International World Index (“MSCI World”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 44	Annual Report 2011

Transamerica Thornburg International Value
(unaudited)
MARKET ENVIRONMENT
Market conditions for the annual reporting period November 1, 2010 through October 31, 2011 were challenging; myriad events had a volatile effect on equity markets worldwide. The sovereign debt crisis in the Eurozone exerted pressure on most developed markets; the Japanese earthquake in the first quarter of 2011 put a strain on the manufacturing and supply chain of industries around the world; unrest in the Middle East and North Africa caused major swings in oil prices; and the recession and political wrangling over the debt situation in the U.S. allowed fear to once again infect investors’ psyches. While the economic recovery around the globe has been fragile, positive economic news, including solid corporate earnings, strong cash flows, and an easing of commodity pricing pressures continues to trickle out and has helped stave off further deterioration of economic conditions. However, it is still unclear when or if the global economy will return to “normal”.
The European situation has weighed the most on global equity markets during the annual reporting period. Most imminently, the Greek situation has not yet been resolved. This dynamic poses risks to peripheral sovereign countries such as Italy and Spain who may not be able to refinance existing debt at reasonable rates; and healthier European countries including Germany, France and the Nordics who must sell any resolution to their respective constituencies. Confidence is ebbing and flowing with each comment made by the European Central Bank and various European leaders — resulting in uncertainty that we expect will be resolved over time, but not without continued austerity initiatives and a long road ahead. Also of concern is the slowdown in emerging market growth, particularly in China, where the government is taking steps to cool the robust economic growth of the past several years. The move has had a negative ripple effect on numerous industries and markets around the world, dampening growth for Chinese companies as well as foreign companies that serve the Chinese market.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Thornburg International Value Class I2 returned (6.31)%. By comparison, its benchmark the Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI ACWI ex-US”), returned (4.25)%.
STRATEGY REVIEW
The portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. The portfolio modestly underperformed relative to the MSCI ACWI ex-US during the period, largely due to stock selection in the financials sector.
Stock selection drove the positive relative performance within the consumer discretionary and information technology sectors. On a country basis, top contributors to relative return were Germany and Japan. British American Tobacco PLC and Volkswagen AG were the portfolio’s top contributors to return for the annual period. British American Tobacco PLC was helped by its strong results, particularly in the third quarter of 2011, reflecting the resilience of its business model and market share gains. Volkswagen continued to gain market share—partially at the expense of interrupted operations at their Japanese counterparts—and to benefit from increased demand in developing markets such as China.
Stock selection was the primary driver of negative relative performance in the financials and health care sectors. Leading country detractors were China and Switzerland. Sovereign debt issues plagued BNP Paribas SA and Deutsche Bank, the two worst detractors from performance. Questions about the companies’ capital adequacy arose as access to short-term dollar funding markets became constrained for European banks, and uncertainty regarding the fate of the banks’ Greek and Italian sovereign holdings became more apparent.
For the year ended 10/31/11, the derivative positions of the fund, which were limited to currency forward contracts, were slightly beneficial to performance.
William V. Fries, CFA
Wendy Trevisani
Lei Wang, CFA
Co-Portfolio Managers
Thornburg Investment Management, Inc.

Transamerica Funds	Page 45	Annual Report 2011

Transamerica Thornburg International Value
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date
Class I2 (NAV)	(6.31)%	1.81%	09/15/2008
MSCI ACWI ex-US*	(4.25)%	2.21%	09/15/2008

NOTES

*	The Morgan Stanley Capital International All Country World ex-U.S. Index (“MSCI ACWI ex-US”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 46	Annual Report 2011

Transamerica Water Island Arbitrage Strategy
(unaudited)
MARKET ENVIRONMENT
Merger arbitrage is a sub-set of a broader event-driven strategy, which seeks to profit from investing in securities that are involved in a broad range of corporate events such as mergers and acquisitions. Typically a low volatility strategy pursued by absolute-return-minded investors, our goal is to capture a return stream having a low correlation to the overall markets.
The prior six months were anything but “low vol” for most event-driven managers. From the first hints of increased volatility in May, to the difficult markets in August and September, to the subsequent rally in October, volatility was the norm during this period. Many arbitrageurs and event-driven managers who found themselves with either too much leverage or risk in their portfolios disappointed their investors.
As background, most event-driven managers enjoyed forgiving markets and plentiful corporate events for the 12-18 months prior to May 1, 2011 — a date coinciding with the Transamerica Water Island Arbitrage Strategy launch. During this 12-18 month period and amidst largely positive and buoyant stock and bond markets, risk-taking, leverage, and concentrated bets on the outcomes of corporate events were typically rewarded. Beginning in the spring of 2011; however, many event-driven portfolios began to deteriorate on the back of faltering markets, as investors began to question the financial leverage, optimistic valuations, and credit availability underlying more speculative situations. As is typical during periods of market stress, exposure to non-definitive, non-strategic merger situations can lead to losses — particularly for those investors that employ substantial leverage. The key to success during such periods is to be positioned to take advantage of this distress through selective investing, while maintaining an opportunistic stance with regard to risk-taking.
For example, investors in the high-profile, speculative deal surrounding auto rental firm Dollar Thrifty saw their investment tumble close to 30% from early June to early August when one of two suitors, Avis, abandoned their interests in Dollar Thrifty in favor of another acquisition target. With rival Hertz as the sole remaining bidder for an asset with significant exposure to a deteriorating economy, shareholders fled in droves. Deutsche Boerse’s pursuit of New York Stock Exchange Euronext also cost investors who were speculating on a smooth regulatory process in Europe. Telegraphing their intent to closely scrutinize the deal earlier this summer, the tougher European Union Competition Bureau stance sent the shares of both companies tumbling in reaction to the regulatory delays, coupled with plunging markets both at home and abroad. The spread — or difference between deal value and the target’s shares—widened considerably during this period. And finally, the hostile bid by News Corp. for the shares of British Sky Broadcasting ended poorly for shareholders when the Murdoch clan was forced to abandon the bid due to legal woes stemming from the phone hacking scandals that enveloped their company in late June.
Looking ahead: while low interest rates continue to pressure spreads, we believe the long-term specter of rising short-term interest rates will eventually become a tailwind for our strategy. Additionally, global merger & acquisition (“M&A”) activity continues to build a base off the 2008-2009 lows and we believe global M&A to be in the early innings of a multi-year uptrend.
PERFORMANCE
For the period from inception May 1, 2011 through October 31, 2011, Transamerica Water Island Arbitrage Strategy Class I2 returned 2.50%. By comparison, its benchmark, Bank of America Merrill Lynch 3-Month USD LIBOR Index, returned 0.15%.
STRATEGY REVIEW
In our view, high-profile deals involving non-definitive situations with numerous hurdles to closure can be successful in a bull market; however, these situations can be devastating in a down market and cannot be considered templates for long-term success in merger arbitrage. The fund was positioned accordingly and generated a positive return of 2.50% for the six months ending October 31, 2011.
Our discipline focuses on building a diversified global portfolio of deals, each having a sound strategic rationale across all sectors, market capitalizations and jurisdictions. We seek to hedge our portfolio, usually on a deal by deal basis, with the use of options, short selling, and currency forwards (when investing overseas to achieve a dollar-neutral portfolio). We also invest in swaps to gain exposure to certain foreign securities in a tax efficient manner. The derivatives we utilize, and the exposure to such, therefore must be viewed as a tool we employ to engage in our overall global merger arbitrage strategy seeking low volatility and low correlation to the capital markets. We do not utilize derivatives on a stand-alone basis apart from this overall context. We are pleased to report that our derivatives exposure performed as expected and provided needed downside protection with a modest contribution to returns during the period.
During the critical months of August and September, when deal spreads widened as market participants panicked and forced sellers emerged, we rotated cash into strategic deals with attractive return opportunities. Examples of target companies we added to during this time included Cephalon, BJ’s Wholesale Club, Progress Energy, Inc., Kinetic Concepts, Inc., and Foster’s Group.
Positions in the portfolio exhibiting the largest negative impact to returns were Medco Health Solutions, Inc. (“MHS”) and Advanced Analogic Technologies, Inc. (“AATI”). In the case of the former, fears of regulatory pushback on the merger of MHS with its largest competitor in the pharmacy benefit management sector, Express Scripts, sent the spread out on this $29 billion transaction to abnormally wide levels. AATI’s deal to be bought by Skyworks Solutions for close to $400 million suffered a significant setback when Skyworks suffered “buyer’s remorse” and attempted to back out of the transaction. That dispute has yet to be settled.
The portfolio invests globally, vetting the most attractive transactions on a risk/reward basis with a focus on high-quality strategic transactions. Our portfolio will typically reflect the deal landscape at any one time, with a majority of the assets invested in North America. More recently, the strong level of activity in the commodities sector has tilted the portfolio towards those jurisdictions with exposure to precious and industrial metals, oil, and coal assets such as the African continent, Australia, Canada, and South America. Activity in Europe has been more recently subdued — not unexpected given the debt concerns impacting that region. Asia and North America continue to be the largest drivers of merger activity worldwide, and the largest contributors towards the portfolio’s gains as well.

Transamerica Funds	Page 47	Annual Report 2011

Transamerica Water Island Arbitrage Strategy (continued)
(unaudited)
The portfolio’s performance during the period was buttressed by the presence of a few merger deals that witnessed improved terms. Macarthur Coal, Ltd. (Australia) received a sweetened bid from Peabody Coal (US) following Peabody’s second attempt in two years to acquire the reserve-rich coal company. On the other side of the globe, NY-based Transatlantic Holdings resisted two competing bids to its agreed-upon deal with Allied World Assurance, a competitor in the insurance sector. The fund profited when it sold its position as the shares moved higher in response to the unsolicited competing bids. In Canada, semiconductor technology provider Zarlink Semiconductor saw its shares — and the fund’s profits — rise after holding out for a higher price from its unsolicited suitor Microsemi Corporation. The final price to shareholders rose 18% from the original hostile bid.
The fund’s performance was impacted positively across a number of sectors, which reflects the portfolio’s wide diversification. We believe the commodities, energy/natural resources, healthcare, and technology sectors will continue to enjoy strong consolidation trends across the globe. China’s seemingly unending appetite for raw materials, coupled with the growth in emerging markets such as India, Brazil, and Turkey, is providing our team with exciting opportunities to invest throughout the globe.
John S. Orrico, CFA
Todd W. Munn Roger
P. Foltynowicz
Co-Portfolio Managers
Water Island Capital, LLC

Transamerica Funds	Page 48	Annual Report 2011

Transamerica Water Island Arbitrage Strategy
(unaudited)
Average Annual Total Return for Period Ended 10/31/2011

	10 Years or
	Life of Fund	Inception Date

Class I2 (NAV)	2.50%	05/01/2011
BofAML US Dollar Libor 3-Month*	0.15%	05/01/2011

NOTES

*	Bank of America Merrill Lynch 3-Month USD LIBOR Index (“BofAML US Dollar Libor 3-Month”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 49	Annual Report 2011

Transamerica WMC Emerging Markets
(unaudited)
MARKET ENVIRONMENT
Emerging markets declined during the one-year period ending October 31, 2011. After posting gains early in the period, emerging market equities fell significantly in August and September as fallout from the sovereign debt crisis in Europe, fears of slowing global economic growth, and concerns about the banking system and policy framework in China weighed on markets. All three regions — Latin America, Europe, the Middle East, and Africa (“EMEA”) and Asia — fell during the period. Within Latin America, Brazil fell on continued concerns over building inflationary pressures in the country and the potential impact of decelerating world economic growth on exports. Chile also declined as slowing global growth pressured industrial metals prices and the equity markets of commodity exporting countries. Within EMEA, Hungary posted the largest decline in the Index as slowing growth and an appreciating Swiss franc have negatively impacted household borrowers with Swiss franc-denominated mortgages. The government was forced to step in with proposed policies that would help borrowers, with banks accepting the losses. Within Asia, China fell as inflation continued to climb, raising prospects for additional policy tightening. Despite these economic headwinds, markets rallied in October to end the period as a potential solution to sovereign debt troubles in Europe and signs that the Chinese government will adopt a more accommodative policy stance increased investors’ risk appetites.
PERFORMANCE
For the year ended October 31, 2011, Transamerica WMC Emerging Markets Class I2 returned (13.03)%. By comparison, its benchmark the Morgan Stanley Capital International Emerging Markets Index, returned (7.44)%.
STRATEGY REVIEW
The fund’s approach draws on the research insights of the fund’s dedicated portfolio manager and team analysts, as well as the work of Wellington Management’s global industry analysts, macro-analysts, currency specialists, and emerging markets debt team. The approach seeks to overweight countries that either present exceptional opportunity due to positive secular changes, or are showing positive cyclical movement. At the sector level, the approach evaluates opportunities using both a global and country-specific framework. The fund’s core investments are drawn from a universe of liquid large-cap and mid-cap stocks and reflects top-down country and sector views. In addition, the fund may invest in smaller or newer companies that the investment team believes represent exceptional long-term growth opportunities. These companies are typically in industries that we believe will do well on a global basis, and often are in new sectors of the market.
From a sector perspective, stock selection within the Financials, Materials, and Energy sectors were the main drivers of underperformance during the period. Strong stock selection within Information Technology partially offset negative results. A modest cash position also helped relative results in a declining market. From a country perspective, stock selection in China and South Korea contributed positively to relative results during the period. This was more than offset by weak stock selection within Brazil, Taiwan, and India, as well as a negative impact from our holdings in Egypt.
The fund’s largest relative detractors during the period included Brazil-based integrated oil and gas company Petroleo Brasileiro SA, Egypt-based financial services company EFG-Hermes, and TPK Holding Co., Ltd., a developer and manufacturer of capacitive touch technology based in Taiwan. Positions in mining company Aquarius Platinum, Ltd. and Brazil-based oil exploration company OGX Petroleo e Gas Participacoes also hurt relative and absolute performance results.
The fund’s largest contributors to relative performance during the period included South Korea-based consumer electronics products company Samsung Electronics Co., Ltd., South Africa-based distributor of construction and mining equipment and automobiles Barloworld, and Chinese internet search provider Baidu, Inc.
As of the end of the period, we remained underweight most of the cyclical sectors, including Financials and Materials. Our largest overweight was to the Information Technology sector, where we continue to emphasize consumer-oriented and internet companies, but have also recently added to undervalued technology product manufacturers. From a country standpoint, our largest overweights were in South Korea, Russia, and Thailand, and we were most underweight Taiwan and South Africa relative to the benchmark.
The fund used currency forwards during the period to hedge the currency risk associated with non-USD denominated equity holdings. These did not have a material impact on the fund’s performance.
Vera M. Trojan, CFA
Portfolio Manager
Wellington Management Company, LLP

Transamerica Funds	Page 50	Annual Report 2011

Transamerica WMC Emerging Markets
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date

Class I2 (NAV)	(13.03)%	8.05%	09/30/2008
MSCI-EMI *	(7.44)%	10.78%	09/30/2008

NOTES

*	The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 years of Life or Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Investing in emerging markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and lesser liquidity of these markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 51	Annual Report 2011

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at May 1, 2011 and held for the entire period until October 31, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid		Ending Account	Expenses Paid		Annualized
Fund Name	Account Value	Value	During Period		Value	During Period		Expense Ratio
Transamerica BlackRock Large Cap Value	$1,000.00	$897.90	$4.02	(A)	$1,020.97	$4.28	(A)	0.84%
Transamerica Clarion Global Real Estate Securities	1,000.00	907.40	4.38	(A)	1,020.62	4.63	(A)	0.91
Transamerica First Quadrant Global Macro	1,000.00	957.20	7.30	(A)	1,017.74	7.53	(A)	1.48
Transamerica Hansberger International Value	1,000.00	805.60	4.51	(A)	1,020.21	5.04	(A)	0.99
Transamerica ICAP Select Equity	1,000.00	1,023.10	1.40	(C)	1,006.97	1.39	(C)	0.83
Transamerica Jennison Growth	1,000.00	955.00	3.99	(A)	1,021.12	4.13	(A)	0.81
Transamerica JPMorgan Core Bond	1,000.00	1,042.40	2.42	(A)	1,022.84	2.40	(A)	0.47
Transamerica JPMorgan International Bond	1,000.00	1,008.00	3.19	(A)	1,022.03	3.21	(A)	0.63
Transamerica JPMorgan Long/Short Strategy	1,000.00	963.20	16.53	(A)	1,008.37	16.91	(A)	3.34	(E)
Transamerica JPMorgan Mid Cap Value	1,000.00	922.40	4.36	(A)	1,020.67	4.58	(A)	0.90
Transamerica Loomis Sayles Bond	1,000.00	969.50	3.52	(A)	1,021.63	3.62	(A)	0.71
Transamerica MFS International Equity	1,000.00	852.80	4.72	(A)	1,020.11	5.14	(A)	1.01
Transamerica Morgan Stanley Emerging Markets Debt	1,000.00	1,043.38	5.15	(A)	1,020.16	5.09	(A)	1.00
Transamerica Morgan Stanley Mid-Cap Growth	1,000.00	867.30	4.09	(A)	1,020.82	4.43	(A)	0.87
Transamerica Morgan Stanley Small Company Growth	1,000.00	845.30	4.74	(A)	1,020.06	5.19	(A)	1.02
Transamerica Neuberger Berman International	1,000.00	823.60	5.01	(A)	1,019.71	5.55	(A)	1.09
Transamerica Oppenheimer Developing Markets	1,000.00	855.60	6.22	(A)	1,018.50	6.77	(A)	1.33
Transamerica Oppenheimer Small- & Mid-Cap Value	1,000.00	852.60	4.53	(A)	1,020.32	4.94	(A)	0.97
Transamerica PIMCO Real Return TIPS	1,000.00	1,058.60	3.79	(A)	1,021.53	3.72	(A)	0.73
Transamerica PIMCO Total Return	1,000.00	1,028.10	3.83	(A)	1,021.42	3.82	(A)	0.75
Transamerica Schroders International Small Cap	1,000.00	808.60	5.29	(A)	1,019.36	5.90	(A)	1.16
Transamerica Third Avenue Value	1,000.00	846.20	4.00	(A)	1,020.87	4.38	(A)	0.86
Transamerica Thornburg International Value	1,000.00	820.70	5.05	(A)	1,019.66	5.60	(A)	1.10
Transamerica Water Island Arbitrage Strategy	1,000.00	1,025.00	7.87	(D)	1,017.30	7.84	(D)	1.55	(F)
Transamerica WMC Emerging Markets	1,000.00	833.80	6.29	(A)	1,018.35	6.92	(A)	1.36

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

(C)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (62 days), and divided by the number of days in the year (365 days).

(D)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (183 days), and divided by the number of days in the year (365 days).

(E)	Includes dividends and interest on securities sold short (representing 2.17% of average net assets).

(F)	Includes dividends and interest on securities sold short (representing 0.30% of average net assets).

Transamerica Funds	Page 52	Annual Report 2011

Schedules of Investments Composition
At October 31, 2011
(The following charts summarize the Schedules of Investments of the Funds by asset type.)
(unaudited)

% of Net
Transamerica BlackRock Large Cap Value	Assets
Common Stocks	100.2%
Securities Lending Collateral	8.6
Other Assets and Liabilities — Net	(8.8)

Total	100.0%

% of Net
Transamerica Clarion Global Real Estate Securities	Assets
Common Stocks	99.1%
Securities Lending Collateral	11.7
Repurchase Agreement	0.7
Other Assets and Liabilities — Net	(11.5)

Total	100.0%

% of Net
Transamerica First Quadrant Global Macro	Assets
Repurchase Agreement	64.2
Short-Term U.S. Government Obligations	34.9%
Purchased Options	1.7
Other Assets and Liabilities — Net(A)	(0.8)

Total	100.0%

% of Net
Transamerica Hansberger International Value	Assets
Common Stocks	97.1%
Securities Lending Collateral	12.6
Preferred Stock	1.2
Repurchase Agreement	1.1
Other Assets and Liabilities — Net	(12.0)

Total	100.0%

% of Net
Transamerica ICAP Select Equity	Assets
Common Stocks	97.0%
Repurchase Agreement	9.2
Other Assets and Liabilities — Net	(6.2)

Total	100.0%

% of Net
Transamerica Jennison Growth	Assets
Common Stocks	98.7%
Securities Lending Collateral	4.5
Repurchase Agreement	1.6
Other Assets and Liabilities — Net	(4.8)

Total	100.0%

% of Net
Transamerica JPMorgan Core Bond	Assets
U.S. Government Agency Obligations	48.7%
U.S. Government Obligations	18.9
Corporate Debt Securities	11.4
Mortgage-Backed Securities	8.6
Repurchase Agreement	8.2
Securities Lending Collateral	6.9
Asset-Backed Securities	2.6
Foreign Government Obligations	1.4
Municipal Government Obligations	0.1
Other Assets and Liabilities — Net	(6.8)

Total	100.0%

% of Net
Transamerica JPMorgan International Bond	Assets
Foreign Government Obligations	70.8%
Corporate Debt Securities	23.6
Repurchase Agreement	4.1
Mortgage-Backed Security	0.7
Short-Term Foreign Government Obligation	0.3
Other Assets and Liabilities — Net (A)	0.5

Total	100.0%

% of Net
Transamerica JPMorgan Long/Short Strategy	Assets
Common Stocks	91.8%
Repurchase Agreement	7.3
Other Assets and Liabilities — Net (A)	0.9

Total	100.0%

% of Net
Transamerica JPMorgan Mid Cap Value	Assets
Common Stocks	97.8%
Securities Lending Collateral	12.3
Repurchase Agreement	1.9
Other Assets and Liabilities — Net	(12.0)

Total	100.0%

% of Net
Transamerica Loomis Sayles Bond	Assets
Corporate Debt Securities	37.0%
Foreign Government Obligations	26.4
Convertible Bonds	11.3
Mortgage-Backed Securities	7.7
Securities Lending Collateral	7.7
Asset-Backed Securities	4.0
Preferred Stocks	4.0
Repurchase Agreement	2.0
Convertible Preferred Stocks	1.8
Structured Notes Debt	1.4
Common Stocks	1.2
U.S. Government Obligation	1.1
Loan Assignment	0.7
Preferred Corporate Debt Securities	0.3
Municipal Government Obligation	0.1
Other Assets and Liabilities — Net	(6.7)

Total	100.0%

% of Net
Transamerica MFS International Equity	Assets
Common Stocks	99.7%
Securities Lending Collateral	4.2
Repurchase Agreement	0.3
Other Assets and Liabilities — Net	(4.2)

Total	100.0%

Transamerica Morgan Stanley Emerging Markets	% of Net
Debt	Assets
Foreign Government Obligations	62.0%
Corporate Debt Securities	27.3
Securities Lending Collateral	11.5
Repurchase Agreement	10.6
Other Assets and Liabilities — Net (A)	(11.4)

Total	100.0%

Transamerica Funds	Page 53	Annual Report 2011

Schedules of Investments Composition (continued)
At October 31, 2011
(The following charts summarize the Schedules of Investments of the Funds by asset type.)
(unaudited)

% of Net
Transamerica Morgan Stanley Mid-Cap Growth	Assets
Common Stocks	97.3%
Securities Lending Collateral	19.5
Preferred Stocks	1.6
Repurchase Agreement	1.0
Other Assets and Liabilities — Net	(19.4)

Total	100.0%

Transamerica Morgan Stanley Small Company	% of Net
Growth	Assets
Common Stocks	95.2%
Securities Lending Collateral	25.4
Preferred Stocks	2.9
Repurchase Agreement	1.9
Other Assets and Liabilities — Net	(25.4)

Total	100.0%

% of Net
Transamerica Neuberger Berman International	Assets
Common Stocks	95.9%
Securities Lending Collateral	9.9
Repurchase Agreement	4.5
Other Assets and Liabilities — Net	(10.3)

Total	100.0%

% of Net
Transamerica Oppenheimer Developing Markets	Assets
Common Stocks	96.7%
Securities Lending Collateral	8.8
Repurchase Agreement	1.8
Preferred Stocks	1.3
Convertible Bond	0.0 *
Right	0.0 *
Other Assets and Liabilities — Net	(8.6)

Total	100.0%

% of Net
Transamerica Oppenheimer Small- & Mid-Cap Value	Assets
Common Stocks	93.5%
Securities Lending Collateral	11.4
Repurchase Agreement	8.7
Other Assets and Liabilities — Net	(13.6)

Total	100.0%

% of Net
Transamerica PIMCO Real Return TIPS	Assets
U.S. Government Obligations	91.4%
Corporate Debt Securities	17.2
Foreign Government Obligations	4.5
Securities Lending Collateral	4.3
Mortgage-Backed Securities	3.7
Asset-Backed Securities	1.2
Loan Assignments	0.6
U.S. Government Agency Obligations	0.5
Repurchase Agreement	0.2
Preferred Corporate Debt Security	0.2
Purchased Swaptions	0.1
Municipal Government Obligations	0.1
Short-Term U.S. Government Obligation	0.1
Commercial Paper	0.0 *
Convertible Preferred Stock	0.0 *
Other Assets and Liabilities — Net(A)	(24.1)

Total	100.0%

% of Net
Transamerica PIMCO Total Return	Assets
U.S. Government Agency Obligations	49.7%
Corporate Debt Securities	19.4
Foreign Government Obligations	16.7
U.S. Government Obligations	12.1
Securities Lending Collateral	7.3
Mortgage-Backed Securities	7.3
Municipal Government Obligations	6.5
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	2.2
Repurchase Agreements	2.0
Preferred Corporate Debt Securities	1.6
Convertible Preferred Stock	0.3
Loan Assignment	0.1
Preferred Stock	0.1
Other Assets and Liabilities — Net (A)	(30.1)

Total	100.0%

% of Net
Transamerica Schroders International Small Cap	Assets
Common Stocks	98.4%
Securities Lending Collateral	12.5
Repurchase Agreement	0.4
Other Assets and Liabilities — Net	(11.3)

Total	100.0%

% of Net
Transamerica Third Avenue Value	Assets
Common Stocks	90.6%
Repurchase Agreement	9.4
Securities Lending Collateral	9.3
Other Assets and Liabilities — Net	(9.3)

Total	100.0%

% of Net
Transamerica Thornburg International Value	Assets
Common Stocks	97.0%
Securities Lending Collateral	3.4
Preferred Stock	2.1
Repurchase Agreement	0.2
Other Assets and Liabilities — Net (A)	(2.7)

Total	100.0%

% of Net
Transamerica Water Island Arbitrage Strategy	Assets
Common Stocks	90.8%
Repurchase Agreement	29.9
Investment Company	1.8
Purchased Options	0.1
Other Assets and Liabilities — Net (A)	(22.6)

Total	100.0%

% of Net
Transamerica WMC Emerging Markets	Assets
Common Stocks	98.3%
Securities Lending Collateral	3.7
Preferred Stocks	1.3
Other Assets and Liabilities — Net (A)	(3.3)

Total	100.0%

(A)	The Other Assets and Liabilities — Net category may include, but is not limited to, Forward Currency contracts, Futures contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

*	Amount rounds to less than 0.1%.

Transamerica Funds	Page 54	Annual Report 2011

Transamerica BlackRock Large Cap Value
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Shares	Value (000’s)

COMMON STOCKS — 100.2%
Aerospace & Defense — 5.9%
General Dynamics Corp.	114,000	$7,317
L-3 Communications Holdings, Inc.	81,000	5,490
Lockheed Martin Corp.	77,000	5,844
Northrop Grumman Corp.	117,000	6,757
Raytheon Co.	150,000	6,629
Auto Components — 1.6%
Autoliv, Inc. ^	54,000	3,120
TRW Automotive Holdings Corp. ‡	133,000	5,599
Beverages — 1.4%
Coca-Cola Enterprises, Inc.	62,000	1,663
Constellation Brands, Inc. — Class A ‡	295,000	5,965
Biotechnology — 2.9%
Amgen, Inc.	176,000	10,080
Biogen Idec, Inc. ‡	51,000	5,934
Capital Markets — 0.6%
American Capital, Ltd. ‡	426,000	3,310
Chemicals — 2.3%
CF Industries Holdings, Inc.	34,000	5,517
Huntsman Corp.	87,000	1,021
Lyondellbasell Industries NV — Class A	186,000	6,113
Commercial Banks — 1.3%
East-West Bancorp, Inc.	42,000	818
KeyCorp	881,000	6,220
Commercial Services & Supplies — 0.8%
Corrections Corp., of America ‡	184,000	4,090
Communications Equipment — 1.3%
Motorola Solutions, Inc.	147,000	6,896
Computers & Peripherals — 4.2%
Dell, Inc. ‡	402,000	6,355
Lexmark International, Inc. — Class A ‡ ^	175,000	5,548
Seagate Technology PLC ^	360,000	5,814
Western Digital Corp. ‡	199,000	5,301
Construction & Engineering — 0.4%
KBR, Inc.	72,000	2,010
Consumer Finance — 3.6%
Capital One Financial Corp.	158,000	7,214
Discover Financial Services	269,000	6,338
SLM Corp.	443,000	6,056
Diversified Consumer Services — 0.3%
Education Management Corp. ‡ ^	26,000	516
Service Corp., International	126,000	1,260
Diversified Financial Services — 2.4%
CME Group, Inc. — Class A	26,000	7,165
JPMorgan Chase & Co.	7,000	243
Moody’s Corp. ^	155,000	5,501
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	125,000	3,664
Electronic Equipment & Instruments — 0.4%
Tech Data Corp. ‡ ^	42,000	2,066
Energy Equipment & Services — 2.5%
Diamond Offshore Drilling, Inc. ^	85,000	5,571
Oceaneering International, Inc.	92,000	3,848
SEACOR Holdings, Inc. ^	30,000	2,555
Unit Corp. ‡	36,000	1,766
Food & Staples Retailing — 3.3%
Kroger Co.	263,000	6,097
Safeway, Inc. ^	312,000	6,043
Walgreen Co.	169,000	5,611
Gas Utilities — 0.5%
Atmos Energy Corp.	81,000	2,780
Health Care Equipment & Supplies — 1.1%
Baxter International, Inc.	104,000	5,718
Cooper Cos., Inc.	7,000	485
Health Care Providers & Services — 10.9%
Aetna, Inc.	169,000	6,719
AmerisourceBergen Corp. — Class A ^	153,000	6,242
Cardinal Health, Inc.	141,000	6,242
CIGNA Corp.	151,000	6,695
Health Care Providers & Services (continued)
Coventry Health Care, Inc. ‡	188,000	5,980
Humana, Inc.	84,000	7,131
Lincare Holdings, Inc. ^	77,700	1,830
UnitedHealth Group, Inc.	211,000	10,127
WellPoint, Inc.	118,000	8,130
Household Products — 0.6%
Procter & Gamble Co.	47,000	3,008
Independent Power Producers & Energy Traders — 2.0%
AES Corp. ‡	520,000	5,834
NRG Energy, Inc. ‡	247,800	5,308
Industrial Conglomerates — 1.0%
General Electric Co.	249,000	4,161
Tyco International, Ltd.	28,000	1,275
Insurance — 7.2%
ACE, Ltd.	42,000	3,030
American Financial Group, Inc.	133,800	4,794
American National Insurance Co.	2,000	143
Arch Capital Group, Ltd. ‡ ^	64,000	2,302
Aspen Insurance Holdings, Ltd. ^	58,000	1,536
Assurant, Inc.	46,000	1,773
Berkshire Hathaway, Inc. — Class B ‡	12,000	934
HCC Insurance Holdings, Inc.	197,000	5,242
PartnerRe, Ltd.	23,000	1,431
Principal Financial Group, Inc.	234,000	6,033
Torchmark Corp. ^	143,000	5,853
Unum Group	256,000	6,104
Internet & Catalog Retail — 0.8%
Expedia, Inc. ^	173,000	4,543
Internet Software & Services — 0.7%
IAC/InterActiveCorp ‡ ^	96,000	3,920
IT Services — 0.3%
DST Systems, Inc.	34,000	1,706
Life Sciences Tools & Services — 0.2%
PerkinElmer, Inc.	57,000	1,178
Machinery — 1.0%
AGCO Corp. ‡	127,000	5,566
Media — 2.2%
CBS Corp. — Class B	264,000	6,814
Time Warner Cable, Inc.	81,000	5,159
Multiline Retail — 0.7%
Macy’s, Inc.	121,000	3,694
Multi-Utilities — 0.4%
Ameren Corp.	71,000	2,263
Oil, Gas & Consumable Fuels — 11.1%
Chevron Corp.	211,000	22,165
ConocoPhillips	201,000	13,999
Marathon Oil Corp.	260,000	6,768
Murphy Oil Corp.	99,000	5,482
Tesoro Corp. ‡ ^	224,000	5,811
Valero Energy Corp.	257,000	6,322
Paper & Forest Products — 2.2%
Domtar Corp.	34,000	2,785
International Paper Co.	223,000	6,177
MeadWestvaco Corp.	107,600	3,003
Pharmaceuticals — 8.1%
Bristol-Myers Squibb Co.	320,000	10,109
Eli Lilly & Co.	209,000	7,766
Forest Laboratories, Inc. ‡	201,000	6,291
Johnson & Johnson	24,000	1,545
Pfizer, Inc.	949,000	18,279
Semiconductors & Semiconductor Equipment — 3.9%
Applied Materials, Inc.	546,000	6,726
KLA-Tencor Corp. ^	121,000	5,698
Marvell Technology Group, Ltd. ‡	467,000	6,533
Novellus Systems, Inc. ‡ ^	70,000	2,419
Software — 4.1%
Activision Blizzard, Inc.	479,000	6,413
Amdocs, Ltd. ‡	128,000	3,843
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 55	Annual Report 2011

Transamerica BlackRock Large Cap Value
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Shares	Value (000’s)
Software (continued)
CA, Inc.	207,600	$4,497
Microsoft Corp.	207,000	5,512
Symantec Corp. ‡	107,000	1,820
Specialty Retail — 1.5%
GameStop Corp. — Class A ‡ ^	225,000	5,753
Gap, Inc. ^	114,000	2,155
Tobacco — 2.6%
Lorillard, Inc.	64,000	7,082
Philip Morris International, Inc.	99,000	6,917
Wireless Telecommunication Services — 1.2%
Sprint Nextel Corp. ‡	1,678,000	4,313
Telephone & Data Systems, Inc. ^	101,000	2,341

Total Common Stocks (cost $495,799)		545,132

SECURITIES LENDING COLLATERAL — 8.6%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	46,733,813	46,734
Total Securities Lending Collateral (cost $46,734)

Total Investment Securities (cost $542,533) Π		591,866
Other Assets and Liabilities — Net		(47,817)

Net Assets		$544,049

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $45,618.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $551,502. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $60,488 and $20,124, respectively. Net unrealized appreciation for tax purposes is $40,364.
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$525,058	$20,074	$—	$545,132
Securities Lending Collateral	46,734	—	—	46,734

Total	$571,792	$20,074	$—	$591,866

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 56	Annual Report 2011

Transamerica Clarion Global Real Estate Securities
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 99.1%
Australia — 9.8%
Dexus Property Group REIT	1,788,298	$1,591
Goodman Group REIT	2,287,055	1,486
GPT Group REIT	694,773	2,293
Investa Office Fund REIT	1,604,100	1,049
Lend Lease Corp., Ltd.	33,613	273
Mirvac Group REIT	710,951	931
Stockland REIT	323,040	1,067
Westfield Group REIT	446,543	3,595
Westfield Retail Trust REIT	825,727	2,201
Bermuda — 1.3%
Great Eagle Holdings, Ltd.	202,400	446
Hongkong Land Holdings, Ltd. ^	206,897	1,087
Kerry Properties, Ltd.	115,000	422
Brazil — 0.5%
BR Malls Participacoes SA	37,600	406
Sonae Sierra Brasil SA	19,400	260
Canada — 3.6%
Brookfield Asset Management, Inc. — Class A ^	15,300	444
Brookfield Office Properties, Inc.	99,500	1,644
Calloway Real Estate Investment Trust	28,800	760
Canadian Real Estate Investment Trust	8,400	299
Primaris Retail Real Estate Investment Trust	21,100	437
RioCan Real Estate Investment Trust	69,200	1,756
Cayman Islands — 0.5%
Longfor Properties Co., Ltd.	304,000	388
Soho China, Ltd.	346,000	245
France — 5.0%
ICADE REIT	9,210	824
Klepierre REIT	18,140	565
Mercialys SA REIT	18,281	681
Societe Immobiliere de Location pour
I’Industrie et le Commerce REIT ^	3,930	413
Unibail-Rodamco Se REIT	22,860	4,544
Germany — 0.6%
GSW Immobilien AG ‡	28,640	930
Hong Kong — 9.2%
Cheung Kong Holdings, Ltd.	283,924	3,509
Hang Lung Group, Ltd.	155,848	944
Hang Lung Properties, Ltd.	493,748	1,789
Link Real Estate Investment Trust	640,300	2,199
Sino Land Co., Ltd.	279,000	441
Sun Hung Kai Properties, Ltd.	283,245	3,889
Wharf Holdings, Ltd.	169,405	901
Japan — 12.5%
Advance Residence Investment Corp. -
Class A REIT	299	566
Daito Trust Construction Co., Ltd.	22,200	1,967
Daiwa House Industry Co., Ltd.	30,000	376
Frontier Real Estate Investment Corp. REIT ^	108	937
Japan Real Estate Investment Corp. REIT ^	153	1,305
Japan Retail Fund Investment Corp. REIT ^	520	805
Kenedix Realty Investment Corp. REIT ^	123	357
Mitsubishi Estate Co., Ltd. ^	300,820	5,096
Mitsui Fudosan Co., Ltd.	241,046	4,009
Nippon Accommodations Fund, Inc. REIT	91	603
Nippon Building Fund, Inc. REIT ^	154	1,487
Nomura Real Estate Holdings, Inc. ^	50,000	806
United Urban Investment Corp. — Class A REIT	392	442
Netherlands — 0.5%
Corio NV REIT	15,670	796
Singapore — 4.6%
Ascendas Real Estate Investment Trust	518,000	843
Capitacommercial Trust REIT ^	1,192,000	1,065
Capitaland, Ltd. ^	857,050	1,846
CapitaMall Trust REIT ^	619,214	920
Frasers Centrepoint Trust REIT	124,100	146
Global Logistic Properties, Ltd. — Class L ‡	1,124,200	1,565
Keppel Land, Ltd. ^	118,000	260
Sweden — 0.5%
Castellum AB	33,530	454
Hufvudstaden AB — Class A	27,070	294
Switzerland — 0.8%
PSP Swiss Property AG ‡	2,990	272
Swiss Prime Site AG ‡	10,070	824
United Kingdom — 5.0%
British Land Co., PLC REIT	202,088	1,653
Derwent London PLC REIT	45,839	1,248
Great Portland Estates PLC REIT	153,960	920
Hammerson PLC REIT	260,792	1,704
Land Securities Group PLC REIT	100,807	1,103
Safestore Holdings PLC	170,100	283
Segro PLC REIT	94,485	369
United States — 44.7%
Apartment Investment & Management Co. -
Class A REIT ^	57,400	1,416
AvalonBay Communities, Inc. REIT	27,125	3,626
Boston Properties, Inc. REIT ^	43,800	4,336
BRE Properties, Inc. REIT	33,300	1,669
DDR Corp. REIT	99,300	1,272
Equity Residential REIT ^	77,600	4,553
Essex Property Trust, Inc. REIT ^	11,400	1,627
Federal Realty Investment Trust REIT ^	20,400	1,811
General Growth Properties, Inc. REIT	169,090	2,486
HCP, Inc. REIT	60,500	2,411
Health Care REIT, Inc. ^	39,100	2,060
Highwoods Properties, Inc. REIT ^	14,100	437
Host Hotels & Resorts, Inc. REIT ^	164,677	2,350
Kimco Realty Corp. REIT ^	60,800	1,062
Liberty Property Trust REIT	58,700	1,878
Macerich Co. REIT ^	60,307	3,001
Pebblebrook Hotel Trust REIT ^	28,900	550
ProLogis, Inc. REIT	126,913	3,777
Public Storage REIT	25,500	3,291
Simon Property Group, Inc. REIT	62,103	7,976
SL Green Realty Corp. REIT ^	31,500	2,173
Starwood Hotels & Resorts Worldwide, Inc.	17,700	887
Tanger Factory Outlet Centers REIT ^	21,900	617
Taubman Centers, Inc. REIT	24,900	1,525
UDR, Inc. REIT	89,783	2,238
Ventas, Inc. REIT ^	55,035	3,060
Vornado Realty Trust REIT	42,937	3,556

Total Common Stocks (cost $113,685)		145,675

SECURITIES LENDING COLLATERAL — 11.7%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	17,265,157	17,265
Total Securities Lending Collateral (cost 17,265)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 57	Annual Report 2011

Transamerica Clarion Global Real Estate Securities
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT — 0.7%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $1,023 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $1,046.	$1,023	$1,023
Total Repurchase Agreement (cost $1,023)

Total Investment Securities (cost $131,973) Π		163,963
Other Assets and Liabilities — Net		(16,906)

Net Assets		$147,057

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)
Real Estate Investment Trusts	66.3%	$108,718
Real Estate Management & Development	22.0	36,070
Hotels, Restaurants & Leisure	0.5	887

Investment Securities, at Value	88.8	145,675
Short-Term Investments	11.2	18,288

Total Investments	100.0%	$163,963

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $16,694.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $140,413. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $26,273 and $2,723, respectively. Net unrealized appreciation for tax purposes is $23,550.
DEFINITION:
REIT      Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$74,239	$71,436	$—	$145,675
Repurchase Agreement	—	1,023	—	1,023
Securities Lending Collateral	17,265	—	—	17,265
Total	$91,504	$72,459	$—	$163,963

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 58	Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS — 34.9%
U.S. Treasury Bill
0.00%, 02/16/2012 ▲ ■ γ	$7,000	$6,999
0.01%, 02/09/2012 ▲	6,000	5,999
0.02%, 03/08/2012 ▲ ■ γ	23,500	23,496
0.03%, 03/22/2012 ▲ ■ γ	11,500	11,499

Total Short-Term U.S. Government Obligations (cost $47,993)		47,993

	Notional
	Amount	Value
	(000’s)	(000’s)
PURCHASED OPTIONS — 1.7%
Call Options — 1.6%
S&P 500 Index	$3	386
Call Strike $1140.00
Expires 11/19/2011
S&P 500 Index	3	278
Call Strike $1190.00
Expires 11/19/2011
S&P 500 Index	2	171
Call Strike $1155.00
Expires 12/17/2011
S&P 500 Index	1	154
Call Strike $1160.00
Expires 12/17/2011
S&P 500 Index	1	39
Call Strike $1250.00
Expires 12/17/2011
S&P 500 Index	11	935
Call Strike $1200.00
Expires 12/17/2011
S&P 500 Index	1	90
Call Strike $1205.00
Expires 12/17/2011
Put Options — 0.1%
S&P 500 Index	3	40
Put Strike $1190.00
Expires 11/19/2011
S&P 500 Index	3	20
Put Strike $1140.00
Expires 11/19/2011
S&P 500 Index	7	23
Put Strike $1100.00
Expires 11/19/2011
S&P 500 Index	16	19
Put Strike $850.00
Expires 12/17/2011
S&P 500 Index	16	141
Put Strike $1050.00
Expires 12/17/2011
S&P 500 Index	4	54
Put Strike $1125.00
Expires 12/17/2011
S&P 500 Index	♦	2
Put Strike $1150.00
Expires 12/17/2011

Total Purchased Options (cost $2,715)		2,352

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT — 64.2%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $88,345 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 4.00%, due 05/01/2025 - 08/01/2026, with a total value of $90,116.	$88,345	$88,345
Total Repurchase Agreement (cost $88,345)

Total Investment Securities (cost $139,053) п		138,690
Other Assets and Liabilities — Net		(1,139)

Net Assets		$137,551

	Notional
	Amount	Value
	(000’s)	(000’s)
WRITTEN OPTIONS — (1.4%)
Call Options — (1.1%)
S&P 500 Index	$(4)	$(529)
Call Strike $1,125.00
Expires 12/17/2011
S&P 500 Index	♦	(13)
Call Strike $1,150.00
Expires 12/17/2011
S&P 500 Index	(33)	(987)
Call Strike $1,275.00
Expires 12/17/2011
Put Options — (0.3%)
S&P 500 Index	(2)	(25)
Put Strike $1,155.00
Expires 12/17/2011
S&P 500 Index	(1)	(30)
Put Strike $1,205.00
Expires 12/17/2011
S&P 500 Index	(1)	(23)
Put Strike $1,160.00
Expires 12/17/2011
S&P 500 Index	(1)	(43)
Put Strike $1,250.00
Expires 12/17/2011
S&P 500 Index	(11)	(338)
Put Strike $1,200.00
Expires 12/17/2011

Total Written Options (premiums: $(1,868))		(1,988)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 59	Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts ┌	Expiration Date	(000’s)

10-Year Australian Treasury Bond	Short	(413)	12/15/2011	$1,576
10-Year Government of Canada Bond	Long	31	12/19/2011	28
10-Year Japan Government Bond Mini	Short	(45)	12/08/2011	8
10-Year U.S. Treasury Note	Long	46	12/20/2011	(16)
AEX Index	Long	30	11/18/2011	61
ASX SPI 200 Index	Short	(20)	12/15/2011	(160)
DAX Index	Long	13	12/16/2011	205
FTSE 100 Index	Long	22	12/16/2011	66
German Euro Bund	Long	140	12/08/2011	(130)
Hang Seng Index	Long	2	11/29/2011	12
IBEX 35 Index	Long	1	11/18/2011	1
S&P 500 E-Mini Index	Long	39	12/16/2011	42
S&P TSE 60 Index	Long	6	12/15/2011	19
TOPIX Index	Short	(35)	12/09/2011	(81)
United Kingdom Long Gilt Bond	Long	82	12/28/2011	(20)

				$1,611

FORWARD FOREIGN CURRENCY CONTRACTS:

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)	Settlement	(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Date	(000’s)	(000’s)

Australian Dollar	MYC	2,709	12/21/2011	$2,592	$245
Australian Dollar	MYC	1,097	12/21/2011	1,032	117
Australian Dollar	MYC	(24,907)	12/21/2011	(26,206)	124
Australian Dollar	MYC	(1,497)	12/21/2011	(1,535)	(33)
Australian Dollar	MYC	(1,869)	12/21/2011	(1,884)	(73)
Australian Dollar	MYC	1,692	12/21/2011	1,675	97
Australian Dollar	MYC	1,728	12/21/2011	1,756	54
Australian Dollar	MYC	(780)	12/21/2011	(818)	2
Australian Dollar	MYC	(1,314)	12/21/2011	(1,275)	(100)
Australian Dollar	MYC	(2,099)	12/21/2011	(2,022)	(176)
Australian Dollar	MYC	1,784	12/21/2011	1,719	149
Australian Dollar	MYC	1,859	12/21/2011	1,771	175
Australian Dollar	MYC	400	12/21/2011	397	22
Australian Dollar	MYC	1,536	12/21/2011	1,557	53
Canadian Dollar	MYC	(2,060)	12/21/2011	(2,056)	(8)
Canadian Dollar	MYC	(3,438)	12/21/2011	(3,303)	(143)
Canadian Dollar	MYC	(951)	12/21/2011	(927)	(26)
Canadian Dollar	MYC	(1,655)	12/21/2011	(1,571)	(87)
Canadian Dollar	MYC	1,779	12/21/2011	1,792	(10)
Canadian Dollar	MYC	(1,170)	12/21/2011	(1,151)	(21)
Canadian Dollar	MYC	2,582	12/21/2011	2,531	56
Canadian Dollar	MYC	(2,134)	12/21/2011	(2,065)	(73)
Canadian Dollar	MYC	(1,339)	12/21/2011	(1,311)	(31)
Canadian Dollar	MYC	(3,198)	12/21/2011	(3,100)	(105)
Canadian Dollar	MYC	2,358	12/21/2011	2,234	129
Canadian Dollar	MYC	5,897	12/21/2011	5,968	(59)
Canadian Dollar	MYC	(2,398)	12/21/2011	(2,409)	6
Canadian Dollar	MYC	(1,638)	12/21/2011	(1,615)	(27)
Canadian Dollar	MYC	(2,358)	12/21/2011	(2,379)	16
Canadian Dollar	MYC	4,971	12/21/2011	4,925	57
Euro	MYC	(1,265)	12/21/2011	(1,695)	(55)
Euro	MYC	1,781	12/21/2011	2,457	7
Euro	MYC	(2,349)	12/21/2011	(3,263)	14
Euro	MYC	2,400	12/21/2011	3,249	70
Euro	MYC	2,753	12/21/2011	3,774	33
Euro	MYC	(14,915)	12/21/2011	(20,827)	200
Euro	MYC	1,083	12/21/2011	1,473	25
Euro	MYC	(1,540)	12/21/2011	(2,184)	54
Euro	MYC	1,237	12/21/2011	1,717	(6)
Euro	MYC	1,771	12/21/2011	2,454	(5)
Euro	MYC	1,408	12/21/2011	1,941	7
Euro	MYC	1,552	12/21/2011	2,116	30
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 60	Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Euro	MYC	1,659	12/21/2011	$2,228	$67
Euro	MYC	2,809	12/21/2011	3,831	54
Euro	MYC	2,175	12/21/2011	2,996	12
Euro	MYC	3,474	12/21/2011	4,791	13
Euro	MYC	1,616	12/21/2011	2,200	35
Euro	MYC	1,462	12/21/2011	2,003	19
Euro	MYC	2,195	12/21/2011	3,004	32
Japanese Yen	MYC	(162,307)	12/21/2011	(2,120)	41
Japanese Yen	MYC	(133,788)	12/21/2011	(1,744)	30
Japanese Yen	MYC	(147,808)	12/21/2011	(1,929)	36
Japanese Yen	MYC	(310,662)	12/21/2011	(4,050)	72
Japanese Yen	MYC	(106,907)	12/21/2011	(1,394)	25
Japanese Yen	MYC	(179,472)	12/21/2011	(2,362)	64
Japanese Yen	MYC	(153,284)	12/21/2011	(2,004)	41
Japanese Yen	MYC	(98,817)	12/21/2011	(1,291)	25
Japanese Yen	MYC	(106,595)	12/21/2011	(1,377)	12
Japanese Yen	MYC	(108,027)	12/21/2011	(1,402)	19
Japanese Yen	MYC	573,548	12/21/2011	7,428	(84)
New Zealand Dollar	MYC	3,053	12/21/2011	2,476	(16)
New Zealand Dollar	MYC	14,767	12/21/2011	12,227	(329)
New Zealand Dollar	MYC	(1,306)	12/21/2011	(1,036)	(17)
New Zealand Dollar	MYC	(1,414)	12/21/2011	(1,119)	(20)
New Zealand Dollar	MYC	(3,689)	12/21/2011	(3,008)	35
New Zealand Dollar	MYC	(1,365)	12/21/2011	(1,102)	2
New Zealand Dollar	MYC	3,496	12/21/2011	2,628	189
New Zealand Dollar	MYC	(2,732)	12/21/2011	(2,128)	(73)
New Zealand Dollar	MYC	(2,251)	12/21/2011	(1,742)	(72)
New Zealand Dollar	MYC	3,320	12/21/2011	2,512	163
New Zealand Dollar	MYC	2,955	12/21/2011	2,238	143
New Zealand Dollar	MYC	(2,861)	12/21/2011	(2,200)	(105)
New Zealand Dollar	MYC	(2,649)	12/21/2011	(2,113)	(21)
Pound Sterling	MYC	(1,008)	12/21/2011	(1,573)	(46)
Pound Sterling	MYC	(823)	12/21/2011	(1,299)	(24)
Pound Sterling	MYC	(1,319)	12/21/2011	(2,044)	(76)
Pound Sterling	MYC	(1,388)	12/21/2011	(2,138)	(93)
Pound Sterling	MYC	1,025	12/21/2011	1,584	63
Pound Sterling	MYC	2,400	12/21/2011	3,747	109
Pound Sterling	MYC	(1,141)	12/21/2011	(1,760)	(74)
Pound Sterling	MYC	19,197	12/21/2011	30,715	135
Pound Sterling	MYC	935	12/21/2011	1,442	60
Pound Sterling	MYC	(7,428)	12/21/2011	(11,684)	(253)
Pound Sterling	MYC	(874)	12/21/2011	(1,376)	(29)
Pound Sterling	MYC	3,145	12/21/2011	5,041	13
Pound Sterling	MYC	1,456	12/21/2011	2,249	90
Pound Sterling	MYC	(693)	12/21/2011	(1,090)	(24)
Pound Sterling	MYC	(537)	12/21/2011	(864)	1
Pound Sterling	MYC	1,049	12/21/2011	1,638	48
Swedish Krona	MYC	19,408	12/21/2011	2,930	39
Swedish Krona	MYC	(8,385)	12/21/2011	(1,240)	(43)
Swedish Krona	MYC	(17,371)	12/21/2011	(2,689)	32
Swedish Krona	MYC	56,812	12/21/2011	8,855	(162)
Swedish Krona	MYC	7,768	12/21/2011	1,120	68
Swedish Krona	MYC	(12,427)	12/21/2011	(1,858)	(44)
Swedish Krona	MYC	(7,522)	12/21/2011	(1,100)	(51)
Swedish Krona	MYC	10,641	12/21/2011	1,566	62
Swedish Krona	MYC	(14,790)	12/21/2011	(2,226)	(37)
Swedish Krona	MYC	26,407	12/21/2011	4,007	34
Swedish Krona	MYC	(9,608)	12/21/2011	(1,444)	(26)
Swiss Franc	MYC	1,354	12/21/2011	1,528	16
Swiss Franc	MYC	(939)	12/21/2011	(1,070)	(♦ )
Swiss Franc	MYC	(1,770)	12/21/2011	(1,969)	(49)
Swiss Franc	MYC	2,205	12/21/2011	2,392	123
Swiss Franc	MYC	1,939	12/21/2011	2,112	99
Swiss Franc	MYC	1,778	12/21/2011	1,933	95
Swiss Franc	MYC	(3,507)	12/21/2011	(3,891)	(108)
Swiss Franc	MYC	(25,661)	12/21/2011	(29,634)	374
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 61	Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Swiss Franc	MYC	(1,428)	12/21/2011	$(1,629)	$ (♦ )
Swiss Franc	MYC	(1,246)	12/21/2011	(1,374)	(47)
Swiss Franc	MYC	(1,747)	12/21/2011	(2,010)	18
Swiss Franc	MYC	(2,005)	12/21/2011	(2,269)	(17)
Swiss Franc	MYC	6,044	12/21/2011	6,959	(66)
Swiss Franc	MYC	(641)	12/21/2011	(716)	(15)

					$1,291

Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures
Counterparty	(000’s)	(000’s)	(000’s)

MYC	$1,291	$16,498	$17,789
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 10/31/2011.

♦	Amount rounds to less than 1.

γ	A portion of these securities in the amount of $19,208 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

■	A portion of these securities in the amount of $16,498, has been segregated with the broker to cover open written options.

Π	Aggregate cost for federal income tax purposes is $139,053. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $806 and $1,169, respectively. Net unrealized depreciation for tax purposes is $363.

Г	Contract amounts are not in thousands.
DEFINITIONS :

MYC	Morgan Stanley Capital Services

OTC	Over the Counter
VALUATION SUMMARY (all amounts in thousands):Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Purchased Options	$2,352	$—	$—	$2,352
Repurchase Agreement	—	88,345	—	88,345
Short-Term U.S. Government Obligations	—	47,993	—	47,993
Total	$2,352	$136,338	$—	$138,690

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	10/31/2011
Written Options	$—	$(1,988)	$—	$(1,988)

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial InstrumentsF	Prices	Inputs	Inputs	10/31/2011
Futures Contracts — Appreciation	$2,018	$—	$—	$2,018
Futures Contracts — Depreciation	(407)	—	—	(407)
Forward Contracts — Appreciation		4,350	—	4,350
Forward Contracts — Depreciation	—	(3,059)	—	(3,059)
Total	$1,611	$1,291	$—	$2,902

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 62	Annual Report 2011

Transamerica Hansberger international Value
(formerly, Transamerica AllianceBernstein International Value)
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

PREFERRED STOCK — 1.2%
Germany — 1.2%
Henkel AG & Co., KGaA , 1.68% ▲	30,671	$1,823
Total Preferred Stock (cost $1,885)
COMMON STOCKS — 97.1%
Australia — 2.9%
Commonwealth Bank of Australia ^	41,156	2,114
Westpac Banking Corp. ^	110,089	2,556
Bermuda — 0.9%
GOME Electrical Appliances Holdings, Ltd.	4,784,000	1,473
Brazil — 4.8%
Banco Bradesco SA ADR ^	43,433	790
Cia Energetica de Minas Gerais ADR ^	112,041	1,909
Gafisa SA ADR ^	194,693	1,449
Petroleo Brasileiro SA ADR	62,976	1,701
Vale SA — Class B ADR ^	75,732	1,787
Canada — 6.2%
Bank of Nova Scotia	52,053	2,744
Canadian National Railway Co.	35,615	2,793
Suncor Energy, Inc.	63,691	2,032
Teck Resources, Ltd. — Class B	53,628	2,150
Cayman Islands — 2.4%
China State Construction International Holdings, Ltd.	4,654,800	3,585
China ZhengTong Auto Services Holdings, Ltd. ‡	117,500	127
China — 6.5%
China Construction Bank Corp. — Class H	2,979,000	2,189
China Shenhua Energy Co., Ltd. — Class H	512,000	2,342
Guangzhou Automobile Group Co., Ltd.	656,000	655
Ping An Insurance Group Co. — Class H	245,500	1,819
Weichai Power Co., Ltd.	643,000	3,228
France — 5.8%
BNP Paribas SA	48,147	2,150
Faurecia	54,345	1,437
GDF Suez	47,458	1,337
Sanofi	28,750	2,057
Total SA	38,739	2,021
Germany — 5.7%
Adidas AG	30,334	2,136
Bayer AG	28,812	1,836
SAP AG	40,137	2,427
Siemens AG	22,047	2,311
Hong Kong — 2.2%
China Overseas Land & Investment, Ltd.	996,000	1,848
Wing Hang Bank, Ltd.	172,000	1,555
India — 2.1%
ICICI Bank, Ltd. ADR ^	39,620	1,472
Infosys, Ltd. ADR ^	31,813	1,864
Italy — 1.3%
ENI SpA	93,095	2,058
Japan — 16.0%
Asahi Glass Co., Ltd. ^	141,000	1,235
Astellas Pharma, Inc.	60,200	2,202
Bank of Yokohama, Ltd. ^	331,000	1,515
Canon, Inc.	59,500	2,701
Fanuc Corp.	18,500	2,991
Mitsui & Co., Ltd.	157,800	2,303
Nintendo Co., Ltd.	11,500	1,735
Shin-Etsu Chemical Co., Ltd.	50,800	2,609
Sumitomo Corp. ^	127,200	1,575
Sumitomo Mitsui Trust Holdings, Inc. ^	582,999	1,995
THK Co., Ltd. ^	92,500	1,803
Yamada Denki Co., Ltd. ^	28,690	2,063
Jersey, Channel Islands — 1.1%
WPP PLC	162,354	1,681
Korea, Republic of — 2.4%
KB Financial Group, Inc.	37,305	1,445
Samsung Electronics Co., Ltd.	2,630	2,264
Luxembourg — 3.0%
ArcelorMittal	79,533	1,649
Evraz Group SA GDR ^	69,892	1,238
Subsea 7 SA ‡ ^	82,018	1,769
Russian Federation — 4.3%
Gazprom OAO ADR ^	165,260	1,919
Lukoil OAO ADR	27,313	1,576
MMC Norilsk Nickel OJSC ADR ^	75,133	1,470
Sberbank of Russian Federation	658,976	1,808
Singapore — 1.3%
DBS Group Holdings, Ltd. ^	205,000	2,002
South Africa — 1.7%
MTN Group, Ltd.	154,912	2,693
Spain — 0.8%
Banco Santander SA	152,794	1,293
Sweden — 1.1%
Sandvik AB	128,707	1,769
Switzerland — 7.3%
ABB, Ltd. ‡	115,556	2,175
Credit Suisse Group AG ‡	52,610	1,518
Nestle SA	61,875	3,579
Novartis AG	30,180	1,700
Roche Holding AG	13,956	2,289
Taiwan — 1.8%
High Tech Computer Corp.	55,000	1,236
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	127,093	1,604
United Kingdom — 15.5%
Barclays PLC	703,885	2,182
BHP Billiton PLC	79,164	2,494
BP PLC	236,250	1,739
Eurasian Natural Resources Corp., PLC	151,276	1,593
GlaxoSmithKline PLC	93,363	2,095
HSBC Holdings PLC	174,800	1,528
ICAP PLC	224,096	1,445
Lloyds TSB Group PLC ‡	2,787,514	1,441
Standard Chartered PLC	70,036	1,634
Tesco PLC	321,331	2,072
Unilever PLC	114,460	3,836
Vodafone Group PLC	934,589	2,595

Total Common Stocks (cost $173,543)		152,010

SECURITIES LENDING COLLATERAL — 12.6%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	19,754,150	19,754
Total Securities Lending Collateral (Cost 19,754)

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT-1.1%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $1,776 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, with a value of $1,812.	$1,776	1,776
Total Repurchase Agreement (cost $1,776)

Total Investment Securities (cost $196,958) п		175,363
Other Assets and Liabilities — Net		(18,763)

Net Assets		$156,600

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 63	Annual Report 2011

Transamerica Hansberger international Value
(formerly, Transamerica AllianceBernstein International Value)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY(unaudited):	Total Investments	(000’s)

Commercial Banks	18.5%	$32,414
Oil, Gas & Consumable Fuels	8.8	15,388
Metals & Mining	7.1	12,381
Pharmaceuticals	6.9	12,179
Machinery	5.6	9,791
Food Products	4.2	7,415
Wireless Telecommunication Services	3.0	5,288
Software	2.4	4,162
Trading Companies & Distributors	2.2	3,878
Semiconductors & Semiconductor Equipment	2.2	3,868
Construction & Engineering	2.0	3,585
Specialty Retail	2.0	3,536
Capital Markets	1.7	2,963
Road & Rail	1.6	2,793
Office Electronics	1.5	2,701
Chemicals	1.5	2,609
Industrial Conglomerates	1.3	2,311
Electrical Equipment	1.2	2,175
Textiles, Apparel & Luxury Goods	1.2	2,136
Food & Staples Retailing	1.2	2,072
Electric Utilities	1.1	1,909
IT Services	1.1	1,864
Real Estate Management & Development	1.1	1,848
Household Products	1.0	1,823
Insurance	1.0	1,819
Energy Equipment & Services	1.0	1,769
Media	1.0	1,681
Household Durables	0.8	1,448
Auto Components	0.8	1,437
Multi-Utilities	0.8	1,337
Communications Equipment	0.7	1,236
Building Products	0.7	1,235
Automobiles	0.5	782

Investment Securities, at Value	87.7	153,833
Short-Term Investments	12.3	21,530

Total Investments	100.0%	$175,363

NOTES TO SCHEDULE OF INVESTMENTS: (all amounts in thousands)

^	All or a portion of this security is on loan. The value of all securities on loan is $18,962.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $199,705. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,890 and $26,232, respectively. Net unrealized depreciation for tax purposes is $24,342.
DEFINITIONS:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

OAO	Otkrytoe Aktsionernoe Obschesto (Russian: Open Joint Stock Corporation)

OJSC	Open Joint Stock Company
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1-	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$22,541	$129,469	$—	$152,010
Preferred Stock	—	1,823	—	1,823
Repurchase Agreement	—	1,776	—	1,776
Securities Lending Collateral	19,754	—	—	19,754
Total	$42,295	$133,068	$—	$175,363

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 64	Annual Report 2011

Transamerica ICAP Select Equity
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 97.0%
Aerospace & Defense — 4.2%
Honeywell International, Inc.	750,250	$39,313
Auto Components — 3.5%
Johnson Controls, Inc.	988,050	32,536
Beverages — 5.0%
Coca-Cola Co.	392,800	26,836
PepsiCo, Inc.	324,650	20,437
Capital Markets — 2.0%
BlackRock, Inc. — Class A	121,250	19,132
Chemicals — 1.6%
Monsanto Co.	208,650	15,179
Commercial Banks — 5.5%
BB&T Corp.	903,650	21,091
Wells Fargo & Co.	1,169,100	30,292
Communications Equipment — 3.9%
Cisco Systems, Inc.	1,969,950	36,503
Diversified Financial Services — 4.7%
JPMorgan Chase & Co.	1,275,000	44,319
Food Products — 2.1%
Archer-Daniels-Midland Co.	673,500	19,491
Health Care Equipment & Supplies — 2.1%
Covidien PLC	408,150	19,199
Household Products — 5.2%
Procter & Gamble Co.	756,400	48,402
Insurance — 3.3%
MetLife, Inc.	880,700	30,965
Media — 8.3%
Time Warner, Inc.	1,308,700	45,791
Viacom, Inc. — Class B	722,600	31,686
Oil, Gas & Consumable Fuels — 11.3%
Exxon Mobil Corp.	555,400	43,372
Marathon Petroleum Corp.	280,800	10,081
Occidental Petroleum Corp.	453,400	42,139
Southwestern Energy Co. ‡	251,650	10,579
Pharmaceuticals — 16.2%
Johnson & Johnson	618,450	39,822
Merck & Co., Inc.	898,700	31,005
Pfizer, Inc.	3,197,350	61,582
Sanofi ADR	547,700	19,580
Semiconductors & Semiconductor Equipment — 5.6%
Applied Materials, Inc.	1,641,650	20,225
Texas Instruments, Inc.	1,049,400	32,248
Software — 6.3%
Microsoft Corp.	2,221,650	59,163
Specialty Retail — 1.6%
Lowe’s Cos., Inc.	697,700	14,666
Wireless Telecommunication Services — 4.6%
Vodafone Group PLC ADR	1,537,350	42,800

Total Common Stocks (cost $881,366)		908,434

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT-9.2%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $85,998 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 06/15/2040, with a value of $87,719.	$85,998	85,998
Total Repurchase Agreement (cost $85,998)

Total Investment Securities (cost $967,364) п		994,432
Other Assets and Liabilities — Net		(58,153)

Net Assets		$936,279

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $967,705. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $31,170 and $4,443, respectively. Net unrealized appreciation for tax purposes is $26,727.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$826,855	$81,579	$—	$908,434
Repurchase Agreement	—	85,998	—	85,998
Total	$826,855	$167,577	$—	$994,432

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 65	Annual Report 2011

Transamerica Jennison Growth
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 98.7%
Aerospace & Defense — 5.2%
Boeing Co.	126,165	$8,300
Precision Castparts Corp.	88,997	14,521
United Technologies Corp.	122,358	9,541
Auto Components — 1.2%
BorgWarner, Inc. ‡ ^	94,402	7,221
Automobiles — 1.5%
Bayerische Motoren Werke AG	54,237	4,406
Harley-Davidson, Inc. ^	124,299	4,835
Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc. ‡	50,431	3,405
Celgene Corp. ‡	175,019	11,346
Vertex Pharmaceuticals, Inc. ‡	76,330	3,022
Capital Markets — 1.3%
Goldman Sachs Group, Inc.	44,405	4,865
Morgan Stanley	182,258	3,215
Chemicals — 3.1%
E.I. du Pont de Nemours & Co.	110,481	5,311
Monsanto Co.	188,199	13,691
Communications Equipment — 2.0%
Juniper Networks, Inc. ‡	115,485	2,826
QUALCOMM, Inc.	188,759	9,740
Computers & Peripherals — 8.4%
Apple, Inc. ‡	82,637	33,449
EMC Corp. ‡	506,817	12,422
NetApp, Inc. ‡	158,928	6,510
Consumer Finance — 2.1%
American Express Co.	257,022	13,010
Energy Equipment & Services — 3.0%
National Oilwell Varco, Inc.	102,212	7,291
Schlumberger, Ltd.	151,832	11,155
Food & Staples Retailing — 3.2%
Costco Wholesale Corp.	123,750	10,302
Whole Foods Market, Inc.	131,005	9,448
Food Products — 1.2%
Mead Johnson Nutrition Co. — Class A	105,245	7,562
Health Care Providers & Services — 1.6%
Express Scripts, Inc. ‡	218,113	9,974
Hotels, Restaurants & Leisure — 5.8%
Arcos Dorados Holdings, Inc. — Class A	115,279	2,698
Chipotle Mexican Grill, Inc. — Class A ‡ ^	28,640	9,626
McDonald’s Corp.	114,175	10,601
Starbucks Corp.	302,794	12,820
Internet & Catalog Retail — 5.3%
Amazon.com, Inc. ‡	124,350	26,550
priceline.com, Inc. ‡	12,156	6,172
Internet Software & Services — 4.9%
Baidu, Inc. ADR ‡	85,382	11,969
Google, Inc. — Class A ‡	23,281	13,796
Tencent Holdings, Ltd.	159,235	3,665
Youku.com, Inc. ADR ‡ ^	38,068	809
IT Services — 6.6%
Cognizant Technology Solutions Corp. -
Class A ‡	70,258	5,111
International Business Machines Corp.	98,319	18,153
Mastercard, Inc. — Class A	50,594	17,568
Life Sciences Tools & Services — 1.7%
Agilent Technologies, Inc. ‡	200,464	7,432
Illumina, Inc. ‡ ^	102,886	3,150
Machinery — 0.5%
Deere & Co.	42,856	3,253
Media — 1.3%
Walt Disney Co.	226,680	7,907
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp.	78,301	6,147
Concho Resources, Inc.‡	63,424	6,008
EOG Resources, Inc.	54,057	4,834
Occidental Petroleum Corp.	74,749	6,947
Personal Products — 1.4%
Estee Lauder Cos., Inc. — Class A	88,349	8,698
Pharmaceuticals — 7.1%
Allergan, Inc.	122,729	10,324
Bristol-Myers Squibb Co.	208,450	6,585
Johnson & Johnson	110,932	7,143
Novo Nordisk A/S ADR	83,814	8,909
Shire PLC ADR	113,882	10,739
Road & Rail — 1.1%
Union Pacific Corp.	66,822	6,653
Semiconductors & Semiconductor Equipment — 2.6%
Altera Corp.	90,924	3,448
ARM Holdings PLC ADR	126,539	3,554
Avago Technologies, Ltd.	176,967	5,977
Broadcom Corp. — Class A ‡	93,049	3,358
Software — 7.8%
Oracle Corp.	549,813	18,018
Red Hat, Inc. ‡	142,084	7,054
Salesforce.com, Inc. ‡ ^	92,269	12,288
VMware, Inc. — Class A ‡	110,560	10,807
Specialty Retail — 2.4%
Bed Bath & Beyond, Inc. ‡	101,460	6,274
Inditex SA ^	33,451	3,037
Tiffany & Co. ^	67,263	5,363
Textiles, Apparel & Luxury Goods — 8.0%
Burberry Group PLC	262,903	5,644
Coach, Inc.	104,495	6,799
Lululemon Athletica, Inc. ‡ ^	103,692	5,857
LVMH Moet Hennessy Louis Vuitton SA ADR	191,297	6,313
Nike, Inc. — Class B	128,993	12,428
Ralph Lauren Corp. — Class A ^	79,460	12,617
Wireless Telecommunication Services — 1.6%
American Tower Corp. — Class A ‡	182,519	10,057

Total Common Stocks (cost $451,376)		610,528

SECURITIES LENDING COLLATERAL — 4.5%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	27,848,700	27,849
Total Securities Lending Collateral (cost $27,849)

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT — 1.6%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $9,829 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $10,027.	$9,829	9,829
Total Repurchase Agreement (cost $9,829)

Total Investment Securities (cost $489,054) п		648,206
Other Assets and Liabilities — Net		(29,439)

Net Assets		$618,767

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 66	Annual Report 2011

Transamerica Jennison Growth
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $27,262.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $493,995. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $159,593 and $5,382, respectively. Net unrealized appreciation for tax purposes is $154,211.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$561,949	$48,579	$—	$610,528
Repurchase Agreement	—	9,829	—	9,829
Securities Lending Collateral	27,849	—	—	27,849
Total	$589,798	$58,408	$—	$648,206

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 67	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

U.S. GOVERNMENT OBLIGATIONS—18.9%
U.S. Treasury Bond
2.75%, 02/28/2018 ^	$5,000	$5,409
4.50%, 02/15/2036	7,650	9,486
4.75%, 02/15/2037 ^	600	772
5.38%, 02/15/2031	3,000	4,080
5.50%, 08/15/2028 ^	800	1,084
6.00%, 02/15/2026 ^	200	279
6.13%, 11/15/2027 ^	350	501
6.25%, 05/15/2030	1,200	1,778
6.38%, 08/15/2027 ^	50	73
6.50%, 11/15/2026	600	879
6.63%, 02/15/2027	150	223
6.75%, 08/15/2026	1,250	1,866
7.50%, 11/15/2016 - 11/15/2024	12,250	16,392
8.13%, 08/15/2019 ^	9,783	14,372
8.50%, 02/15/2020 ^	50	76
8.75%, 08/15/2020	1,600	2,484
8.75%, 05/15/2020 ^	1,500	2,316
8.88%, 08/15/2017 ^	21,305	30,451
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029 ^	2,638	3,455
U.S. Treasury Note
1.38%, 11/15/2012 ^	20,000	20,247
1.50%, 08/31/2018	2,000	1,991
2.00%, 04/30/2016 ^	3,000	3,153
2.13%, 05/31/2015 - 12/31/2015	7,535	7,959
2.38%, 02/28/2015	300	318
2.63%, 04/30/2016	6,815	7,347
2.75%, 05/31/2017	5,580	6,050
2.88%, 03/31/2018 ^	1,425	1,551
3.00%, 09/30/2016	1,000	1,097
3.13%, 09/30/2013 - 05/15/2019 ^	44,227	47,811
3.13%, 10/31/2016	8,200	9,041
3.25%, 12/31/2016 ^	30,450	33,792
3.25%, 03/31/2017	2,300	2,554
3.38%, 11/15/2019 ^	6,500	7,261
3.88%, 05/15/2018	3,330	3,831
4.13%, 05/15/2015	3,100	3,488
4.25%, 11/15/2017	1,250	1,464
4.50%, 11/30/2011 ^	15,000	15,053
4.50%, 05/15/2017	6,180	7,287
4.75%, 08/15/2017 ^	7,630	9,130
6.13%, 08/15/2029	1,000	1,453
U.S. Treasury STRIPS ▲
0.32%, 02/15/2014	3,900	3,869
0.34%, 05/15/2014	5,400	5,348
0.38%, 08/15/2014 ^	4,000	3,955
0.57%, 02/15/2015 ^	5,100	4,999
0.88%, 05/15/2016	200	192
1.07%, 11/15/2016 ^	150	142
1.15%, 02/15/2017	3,960	3,717
1.30%, 08/15/2017 ^	300	277
1.38%, 11/15/2017	3,625	3,324
1.48%, 02/15/2018 ^	2,500	2,270
1.62%, 08/15/2018	550	491
1.81%, 05/15/2019	3,090	2,684
1.87%, 08/15/2019 ^	2,550	2,194
2.07%, 05/15/2020 ^	45,173	37,658
2.15%, 08/15/2020 ^	29,150	24,025
2.19%, 11/15/2020 ^	2,200	1,796
2.35%, 08/15/2021 ^	10,400	8,222
2.43%, 02/15/2022	400	310
2.75%, 02/15/2024	75	53
2.78%, 05/15/2024	300	210
2.82%, 08/15/2024	975	676
2.85%, 11/15/2024 ^	1,600	1,097
2.88%, 02/15/2025 ^	1,150	779
2.91%, 05/15/2025	700	469
2.94%, 08/15/2025 ^	400	265
3.02%, 05/15/2026	600	385
3.04%, 08/15/2026 ^	1,000	634
3.08%, 02/15/2027 ^	2,600	1,614
3.09%, 05/15/2027 ^	850	522
3.10%, 08/15/2027	100	61
3.12%, 11/15/2027	350	211
3.13%, 02/15/2028	1,250	745
3.14%, 05/15/2028	100	59
3.15%, 08/15/2028	1,000	585
3.17%, 11/15/2028	2,000	1,158
3.18%, 02/15/2029 ^	2,950	1,691
3.19%, 05/15/2029	100	57
3.20%, 08/15/2029 ^	3,800	2,132
3.21%, 11/15/2029	1,500	834
3.21%, 02/15/2030 ^	4,350	2,395
3.23%, 05/15/2030 - 08/15/2030 ^	2,775	1,508
3.23%, 11/15/2030	900	482
3.26%, 05/15/2031 - 02/15/2032	300	157
3.29%, 11/15/2032	1,850	918
3.30%, 05/15/2033	1,150	559
3.30%, 08/15/2033 ^	5,000	2,408
3.31%, 11/15/2033 - 02/15/2034	1,100	522
3.32%, 05/15/2034	400	187
3.36%, 05/15/2036	100	43

Total U.S. Government Obligations (cost $387,728)		416,743

U.S. GOVERNMENT AGENCY OBLIGATIONS—48.7%
Fannie Mae
Zero Coupon, 07/05/2014 ^	4,000	3,904
Zero Coupon, 06/01/2017	800	726
0.44%, 10/27/2037 *	1,600	1,590
0.46%, 02/25/2036 - 03/25/2045 *	641	641
0.48%, 10/25/2046 *	626	626
0.49%, 06/27/2036 - 09/25/2036 *	5,499	5,464
0.50%, 11/25/2046 *	4,745	4,752
0.53%, 07/25/2036 *	659	658
0.54%, 03/25/2036 *	490	489
0.56%, 03/25/2037 *	5,173	5,112
0.59%, 08/25/2036 *	1,148	1,146
0.64%, 06/25/2037 - 05/25/2042 *	1,075	1,072
0.69%, 07/25/2034 *	468	467
0.79%, 08/25/2041 *	2,259	2,272
0.84%, 04/25/2040 *	2,592	2,606
1.90%, 09/01/2036 *	142	148
2.37%, 09/01/2036 *	373	393
2.42%, 10/01/2036 *	217	227
2.57%, 06/01/2036 - 09/01/2036 *	429	455
2.60%, 05/01/2036 *	527	558
2.95%, 03/01/2036 *	1,299	1,366
2.97%, 11/01/2018	1,477	1,519

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 68	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
2.99%, 11/01/2036 *	$138	$144
3.00%, 01/25/2021	3,784	3,915
3.13%, 03/01/2036 *	483	510
3.23%, 11/01/2020	700	717
3.27%, 11/01/2020	2,000	2,051
3.31%, 12/25/2039 *	1,127	1,198
3.38%, 01/01/2018	4,000	4,211
3.43%, 11/01/2020	4,800	4,978
3.50%, 12/25/2018 - 09/01/2020	4,971	5,216
3.52%, 01/01/2018 - 12/01/2020	11,655	12,142
3.54%, 01/01/2018	3,961	4,203
3.63%, 01/01/2018	1,500	1,596
3.64%, 06/01/2018	6,000	6,390
3.73%, 06/25/2021	3,500	3,626
3.74%, 06/01/2018	1,996	2,150
3.74%, 11/01/2037 *	281	297
3.76%, 06/25/2021 - 07/25/2021	10,500	10,990
3.77%, 01/01/2021 - 08/01/2021	6,500	6,855
3.80%, 03/01/2018	1,984	2,130
3.86%, 07/01/2021	1,993	2,113
3.89%, 07/01/2021	6,000	6,373
3.92%, 08/01/2021	2,300	2,446
3.95%, 07/01/2021	7,000	7,463
3.97%, 06/01/2021 - 07/01/2021	12,474	13,308
3.98%, 08/01/2021	4,991	5,324
3.99%, 07/01/2021 - 07/01/2026	6,916	7,333
4.00%, 04/01/2020 - 08/25/2023	6,725	7,193
4.02%, 08/01/2021	3,989	4,275
4.03%, 06/01/2021	4,904	5,256
4.05%, 01/01/2021 - 08/01/2021	10,060	10,782
4.06%, 07/01/2021	6,000	6,443
4.07%, 07/01/2020	1,800	1,931
4.13%, 08/01/2021	1,498	1,615
4.16%, 03/01/2021	2,480	2,684
4.18%, 12/01/2019	4,874	5,295
4.22%, 07/01/2021	8,300	9,003
4.23%, 03/01/2020	4,856	5,290
4.24%, 06/01/2021	3,000	3,259
4.25%, 04/01/2021 - 04/01/2021	2,500	2,710
4.26%, 07/01/2021	2,500	2,720
4.28%, 01/01/2020	1,465	1,605
4.30%, 01/01/2021	1,489	1,635
4.31%, 06/01/2021	9,957	10,870
4.32%, 06/01/2021	2,491	2,720
4.34%, 06/01/2021	7,000	7,629
4.36%, 05/01/2021	2,000	2,253
4.37%, 04/01/2020	984	1,085
4.38%, 01/01/2021 - 04/01/2021	4,477	4,911
4.39%, 05/01/2021	1,000	1,097
4.40%, 02/01/2020	2,000	2,207
4.43%, 07/01/2037 *	230	243
4.45%, 07/01/2026	1,497	1,615
4.48%, 06/01/2021	2,180	2,397
4.50%, 09/25/2018 - 10/25/2039	15,588	16,895
4.53%, 12/01/2019	2,166	2,409
4.54%, 01/01/2020	978	1,084
4.55%, 06/25/2043	283	304
4.65%, 03/01/2021	3,627	4,040
4.75%, 09/25/2018	984	1,050
4.94%, 12/01/2036 *	254	270
5.00%, 04/25/2016 - 09/25/2040	54,673	60,560
5.07%, 11/01/2036 *	476	508
5.14%, 12/01/2036 *	532	559
5.24%, 05/01/2017	6,000	6,726
5.26%, 11/01/2037 *	319	339
5.38%, 06/12/2017	10,000	12,033
5.50%, 01/01/2018 - 10/25/2040	80,454	88,701
5.53%, 05/01/2018	958	1,081
5.54%, 07/01/2037 *	207	220
5.61%, 01/25/2032 *	274	300
5.72%, 08/01/2037 *	374	398
5.73%, 04/01/2037 *	95	101
5.75%, 08/25/2034	1,000	1,095
5.87%, 09/01/2037 *	265	286
5.90%, 05/25/2051 *	1,819	1,955
5.92%, 02/01/2037 *	152	163
5.94%, 04/01/2036 - 06/25/2040 *	1,121	1,231
5.99%, 09/01/2037 *	22	23
6.00%, 03/01/2019 - 12/25/2049	83,207	92,579
6.08%, 07/01/2037 *	250	266
6.15%, 02/25/2040 *	858	969
6.22%, 08/01/2036 *	128	138
6.25%, 09/25/2038	702	788
6.34%, 02/01/2037 *	292	306
6.44%, 03/25/2040 *	781	895
6.50%, 05/25/2017 - 07/25/2042	22,948	25,507
6.75%, 04/25/2037	812	905
7.00%, 12/25/2033 - 02/25/2044	28,695	33,288
7.16%, 12/25/2042 *	259	307
7.50%, 05/17/2024 - 12/25/2045	3,708	4,323
8.00%, 02/25/2023 - 10/01/2031	2,684	3,257
8.60%, 11/25/2037 *	1,264	1,553
12.17%, 03/25/2040 *	1,292	1,536
15.71%, 01/25/2034 *	147	189
16.26%, 08/25/2035 - 10/25/2035 *	533	677
16.85%, 04/25/2040 *	398	588
17.20%, 09/25/2024 *	573	776
18.85%, 05/25/2034 *	466	635
19.46%, 05/25/2035 *	834	1,147
21.85%, 04/25/2037 *	542	798
23.67%, 11/25/2035 *	415	658
Fannie Mae, IO
0.64%, 10/25/2016 *	826	11
3.00%, 01/25/2021	4,413	377
4.00%, 10/25/2014	2,413	159
4.20%, 11/25/2040 *	4,666	532
4.75%, 04/25/2041 *	4,100	276
4.76%, 07/25/2040 *	5,457	689
5.00%, 07/25/2039	678	110
5.50%, 10/25/2039	1,513	215
5.66%, 10/25/2039 *	1,038	119
5.76%, 02/25/2038 - 06/25/2039 *	8,952	1,204
5.94%, 12/25/2039 *	258	31
6.01%, 01/25/2040 *	3,493	462
6.11%, 12/25/2037 *	4,788	693
6.16%, 07/25/2037 - 05/25/2040 *	7,538	1,076
6.18%, 04/25/2040 *	1,755	225

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 69	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae, IO (continued)
6.21%, 10/25/2037 - 12/25/2037 *	$2,088	$302
6.37%, 01/25/2038 *	339	23
6.38%, 07/25/2037 *	2,837	441
6.41%, 10/25/2026 - 03/25/2039 *	5,948	962
6.75%, 03/25/2038 *	1,194	191
6.86%, 02/25/2040 *	1,465	218
Fannie Mae, PO
04/25/2019 - 07/25/2040	14,530	13,092
Fannie Mae STRIPS
2.89%, 11/15/2021 ▲	1,000	734
Fannie Mae STRIPS, PO
12/01/2024 - 08/01/2032	2,351	2,109
Federal Farm Credit Bank
5.13%, 11/15/2018	2,000	2,374
Financing Corp. STRIPS
2.52%, 09/26/2019 ▲	500	415
Freddie Mac
0.49%, 08/15/2023 *	1,101	1,099
0.54%, 06/15/2024 - 03/15/2036 *	2,571	2,569
0.59%, 07/15/2034 *	1,716	1,711
0.64%, 02/15/2033 *	1,771	1,769
1.00%, 11/01/2041 ә	1,500	1,558
1.44%, 07/15/2039 *	896	899
2.10%, 10/01/2036 *	301	318
3.07%, 05/01/2036 *	248	262
3.22%, 03/01/2036 *	1,066	1,137
3.50%, 06/15/2021	2,000	2,060
4.00%, 01/15/2018	542	570
4.10%, 12/01/2036 *	650	690
4.12%, 12/01/2036 *	586	620
4.25%, 10/15/2030	488	495
4.32%, 11/01/2036 *	998	1,054
4.50%, 07/01/2014 - 05/01/2041	59,013	63,199
4.66%, 11/01/2036 *	73	77
4.76%, 10/25/2037 *	1,001	1,027
4.91%, 02/01/2036 *	3,139	3,345
5.00%, 10/01/2018 - 07/15/2041	32,609	35,776
5.00%, 01/01/2035 - 05-01-2037 *	3,127	3,348
5.07%, 07/01/2036 *	2,370	2,539
5.13%, 11/17/2017	19,930	23,955
5.23%, 05/25/2043	1,841	1,996
5.28%, 05/01/2038 *	179	190
5.30%, 06/15/2012 - 01/15/2033	2,051	2,221
5.31%, 12/01/2031 *	939	997
5.34%, 11/01/2036 *	278	291
5.50%, 08/23/2017 - 01/15/2039	43,666	48,246
5.61%, 06/01/2037 *	352	380
5.62%, 04/01/2037 *	80	86
5.69%, 10/15/2038 *	1,820	2,001
5.73%, 05/01/2037 - 05/01/2037 *	1,115	1,187
5.75%, 10/15/2035	1,561	1,687
5.84%, 04/01/2037 *	228	243
5.93%, 04/01/2037 *	110	118
5.95%, 03/01/2037 *	489	521
6.00%, 05/01/2017 - 06/15/2038	30,030	33,694
6.06%, 10/01/2037 *	257	272
6.09%, 05/01/2037 *	230	244
6.18%, 09/01/2037 *	209	223
6.25%, 10/15/2023	1,041	1,097
6.39%, 02/01/2037 *	283	305
6.47%, 10/01/2037 *	348	382
6.50%, 08/15/2021 - 09/25/2043 *	13,153	14,811
6.50%, 12/01/2036 * ә	1,638	1,815
6.82%, 11/15/2021 *	1,341	1,547
7.00%, 12/15/2036 - 07/25/2043	3,222	3,763
7.16%, 11/15/2046 *	2,580	3,048
7.50%, 11/15/2036 - 09/25/2043	4,831	5,692
8.00%, 06/15/2035 *	435	475
8.50%, 09/01/2015	123	133
8.64%, 11/15/2033 *	24	24
8.71%, 11/15/2033 *	331	328
8.78%, 10/15/2033 *	226	222
9.20%, 12/15/2028 *	91	92
10.00%, 03/17/2026 - 10/01/2030	1,284	1,521
11.00%, 02/17/2021	504	563
14.40%, 06/15/2033 *	224	276
15.82%, 10/15/2033 *	131	147
15.96%, 10/15/2033 *	327	369
16.69%, 02/15/2040 *	500	733
16.84%, 02/15/2038 *	116	148
19.49%, 07/15/2035 *	134	172
20.30%, 08/15/2031 *	208	278
21.03%, 05/15/2035 *	148	199
23.66%, 06/15/2035 *	133	193
Freddie Mac, IO
3.50%, 09/15/2024	2,563	261
4.00%, 11/15/2029 - 10/15/2037	16,997	2,412
4.50%, 12/15/2024 - 07/15/2037	7,981	931
4.57%, 01/15/2040 *	4,214	252
5.00%, 04/15/2032 - 08/15/2040	8,020	1,244
5.50%, 07/15/2037	710	91
5.76%, 11/15/2037 - 10/15/2040 *	5,490	892
5.81%, 05/15/2038 *	3,563	470
5.86%, 05/15/2039 *	2,644	359
6.01%, 12/15/2039 *	2,894	386
6.10%, 12/15/2039 *	1,973	368
6.16%, 01/15/2037 *	1,336	198
6.21%, 11/15/2037 *	210	31
6.46%, 01/15/2019 *	1,197	84
6.56%, 09/15/2039 *	1,278	212
7.46%, 08/15/2036 *	5,400	852
Freddie Mac, PO
03/15/2019 - 01/15/2040	16,116	14,581
Freddie Mac Re-REMIC
6.00%, 05/15/2036	3,181	3,711
Freddie Mac STRIPS, PO
04/01/2028	662	597
Ginnie Mae
0.44%, 04/16/2037 *	216	215
5.50%, 05/16/2019 - 09/20/2039	10,490	12,031
5.54%, 07/20/2040 *	6,000	6,611
5.75%, 02/20/2036 - 10/20/2037	11,639	12,890
5.85%, 10/20/2033 *	794	891
6.00%, 04/20/2020 - 12/20/2039	16,743	18,775
6.13%, 06/16/2031	1,584	1,799
6.50%, 04/20/2028 - 12/15/2035	4,335	4,882
7.00%, 09/15/2031 - 10/16/2040	3,434	4,090
7.00%, 09/20/2034 *	74	74

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 70	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae (continued)
7.39%, 03/17/2033 *	$288	$305
7.50%, 12/20/2029 - 10/15/2037	1,667	1,971
8.76%, 04/20/2034 *	415	458
14.26%, 11/17/2032 *	127	159
16.79%, 02/20/2034 *	73	96
Ginnie Mae, IO
4.00%, 09/16/2037	4,746	744
5.59%, 02/20/2038 *	441	57
5.66%, 09/20/2038 *	3,396	471
5.71%, 02/20/2039 - 06/20/2039 *	1,560	211
5.76%, 02/20/2038 *	4,193	629
5.80%, 02/20/2039 *	521	72
5.81%, 08/16/2039 *	3,049	418
5.85%, 09/20/2039 *	3,072	431
5.86%, 11/20/2034 - 08/20/2039 *	8,861	1,257
5.91%, 07/20/2038 *	2,811	404
5.96%, 03/20/2037 - 06/20/2038 *	6,808	1,017
6.06%, 03/20/2039 *	563	71
6.16%, 12/20/2038 - 11/16/2039 *	5,450	777
6.29%, 12/20/2037 *	216	32
6.31%, 11/16/2033 - 11/20/2037 *	620	101
6.36%, 05/20/2041 *	2,535	388
6.41%, 09/20/2033 *	2,427	245
6.44%, 07/20/2037 *	1,980	280
6.46%, 06/20/2037 *	3,336	492
6.50%, 03/20/2039	287	58
7.06%, 12/20/2038 *	2,291	358
7.36%, 09/20/2038 *	266	43
7.46%, 04/16/2038 *	166	27
Ginnie Mae, PO
12/20/2032 - 12/20/2040	7,421	6,753
Government Trust Certificate
Zero Coupon, 04/01/2016 - 04/01/2020	15,890	13,096
1.42%, 10/01/2015 ▲	4,000	3,751
Residual Funding Corp. STRIPS, PO
2.61%, 07/15/2020 ▲	1,400	1,137
Tennessee Valley Authority
4.63%, 09/15/2060	236	267
5.25%, 09/15/2039	40	49
Tennessee Valley Authority Generic STRIPS
2.19%, 05/01/2019 ▲	500	415
Tennessee Valley Authority Principal STRIPS
3.92%, 11/01/2025 ▲	1,000	606

Total U.S. Government Agency Obligations (cost $1,051,844)		1,074,892

FOREIGN GOVERNMENT OBLIGATIONS — 1.4%
Israel Government AID Bond ▲
2.55%, 03/15/2019	10,000	8,510
2.69%, 09/15/2019	7,500	6,255
2.79%, 02/15/2020	6,500	5,326
2.93%, 09/15/2020	7,996	6,366
3.65%, 02/15/2025	2,250	1,436
3.81%, 11/15/2026	1,400	805
Province of Manitoba Canada
2.13%, 04/22/2013 ^	100	102
Province of Ontario Canada
2.70%, 06/16/2015	700	735
2.95%, 02/05/2015	515	543
Province of Quebec Canada
6.35%, 01/30/2026	285	375

Total Foreign Government Obligations (cost $30,180)		30,453

MORTGAGE-BACKED SECURITIES — 8.6%
ABN Amro Mortgage Corp.
Series 2003-7, Class A3
4.50%, 07/25/2018	805	807
American General Mortgage Loan Trust
Series 2006-1, Class A5
5.73%, 12/25/2035 - 144A *	366	385
Series 2009-1, Class A4
5.75%, 09/25/2048 — 144A *	1,650	1,655
Series 2009-1, Class A5
5.75%, 09/25/2048 - 144A *	1,100	1,110
Series 2009-1, Class A7
5.75%, 09/25/2048 - 144A *	1,900	1,926
Series 2010-1A, Class A1
5.15%, 03/25/2058 - 144A *	1,178	1,206
ASG Resecuritization Trust
Series 2009-1, Class A60
5.13%, 06/26/2037 - 144A *	176	175
Series 2009-2, Class A55
5.31%, 05/24/2036 - 144A *	268	265
Series 2009-2, Class G60
5.31%, 05/24/2036 - 144A *	400	379
Series 2009-3, Class A65
5.15%, 03/26/2037 - 144A *	1,387	1,369
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	239	249
Series 2010-3, Class 2A22
0.42%, 10/28/2036 - 144A *	765	756
Series 2010-4, Class 2A20
0.37%, 11/28/2036 - 144A *	479	473
Series 2011-1, Class 3A50
2.49%, 11/28/2035 - 144A *	511	498
Banc of America Alternative Loan Trust
Series 2003-7, Class 2A4
5.00%, 09/25/2018	498	508
Series 2003-9, Class 1CB2
5.50%, 11/25/2033	238	245
Series 2003-11, Class 1A1
6.00%, 01/25/2034	175	176
Series 2003-11, Class 2A1
6.00%, 01/25/2034	228	228
Series 2004-1, Class 1A1
6.00%, 02/25/2034	712	748
Series 2004-1, Class 5A1
5.50%, 02/25/2019	93	94
Series 2004-6, Class 3A2
6.00%, 07/25/2034	269	273
Series 2004-8, Class 3A1
5.50%, 09/25/2019	129	129
Banc of America Funding Corp.
Series 2004-3, Class 1A1
5.50%, 10/25/2034	795	816
Series 2004-3, Class 1A7
5.50%, 10/25/2034	34	34
Series 2004-C, Class 1A1
5.03%, 12/20/2034 *	216	202
Series 2010-R4, Class 5A1
0.39%, 07/26/2036 - 144A *	321	311

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 71	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Corp. (continued)
Series 2010-R5, Class 5A6
0.54%, 05/26/2037 - 144A *	$2,037	$1,976
Series 2010-R7, Class A1
0.41%, 06/25/2046 - 144A *	175	175
Series 2010-R11A, Class 1A6
5.40%, 08/26/2035 - 144A *	969	1,013
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class A4
4.67%, 07/10/2043	300	323
Series 2005-3, Class AM
4.73%, 07/10/2043	800	805
Series 2005-5, Class A4
5.12%, 10/10/2045 *	200	219
Series 2006-3, Class A4
5.89%, 07/10/2044 *	600	661
Series 2006-4, Class A4
5.63%, 07/10/2046	500	551
Series 2006-5, Class A4
5.41%, 09/10/2047	150	161
Banc of America Mortgage Securities, Inc.
Series 2003-3, Class 1A7
5.50%, 05/25/2033	1,000	1,025
Series 2003-3, Class 2A1
0.79%, 05/25/2018 *	121	115
Series 2003-4, Class 2A1
0.79%, 06/25/2018 *	532	503
Series 2003-6, Class 2A1
0.69%, 08/25/2018 *	223	213
Series 2003-C, Class 3A1
2.87%, 04/25/2033 *	351	337
Series 2003-E, Class 2A2
2.88%, 06/25/2033 *	515	468
Series 2004-3, Class 1A26
5.50%, 04/25/2034	1,300	1,328
Series 2004-3, Class 3A1
5.00%, 04/25/2019	185	188
Series 2004-5, Class 4A1
4.75%, 06/25/2019	137	141
Series 2004-C, Class 2A2
2.89%, 04/25/2034 *	1,039	944
BCAP LLC Trust
Series 2009-RR5, Class 8A1
5.50%, 11/26/2034 - 144A	625	658
Series 2009-RR10, Class 17A1
5.75%, 06/26/2037 - 144A	191	192
Series 2009-RR13, Class 17A2
5.50%, 04/26/2037 - 144A *	677	706
Series 2009-RR14, Class 3A2
2.71%, 08/26/2035 - 144A *	500	475
Series 2010-RR4, Class 12A1
4.00%, 07/26/2036 - 144A *	691	616
Series 2010-RR5, Class 2A5
5.20%, 04/26/2037 - 144A *	888	883
Series 2010-RR6, Class 5A1
5.50%, 11/26/2037 - 144A *	377	365
Series 2010-RR6, Class 22A3
5.11%, 06/26/2036 - 144A *	727	727
Series 2010-RR7, Class 1A5
5.01%, 04/26/2035 - 144A *	1,213	1,189
Series 2010-RR7, Class 2A1
5.47%, 07/26/2045 - 144A *	1,457	1,371
Series 2010-RR7, Class 15A1
1.04%, 01/26/2036 - 144A *	606	586
Series 2010-RR7, Class 16A1
0.93%, 02/26/2047 - 144A *	734	678
Series 2010-RR8, Class 3A3
5.09%, 05/26/2035 - 144A *	604	603
Series 2010-RR8, Class 3A4
5.09%, 05/26/2035 - 144A *	773	694
Series 2010-RR12, Class 2A5
4.50%, 01/26/2036 - 144A *	878	902
Series 2011-RR4, Class 6A3
5.00%, 08/26/2037 - 144A *	948	905
Series 2011-RR5, Class 11A3
0.39%, 05/28/2036 - 144A *	1,293	1,151
Series 2011-RR5, Class 14A3
2.84%, 07/26/2036 - 144A *	1,362	1,304
Series 2011-RR10, Class TR
1.06%, 09/26/2037	2,579	2,186
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-4, Class 3A1
4.99%, 07/25/2033 *	231	222
Series 2004-2, Class 14A
5.04%, 05/25/2034 *	302	299
Series 2005-5, Class A1
2.22%, 08/25/2035 *	399	370
Bear Stearns Alt-A Trust
Series 2005-2, Class 1A1
0.74%, 03/25/2035 *	487	379
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR4, Class A3
5.47%, 06/11/2041 *	1,000	1,085
Series 2006-PW11, Class A4
5.45%, 03/11/2039 *	200	223
Bear Stearns Commercial Mortgage Securities, IO
Series 2005-PWR8, Class X1
0.24%, 06/11/2041 - 144A *	14,787	222
Chase Mortgage Finance Corp.
Series 2003-S2, Class A1
5.00%, 03/25/2018	337	340
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	985	1,025
Series 2007-A1, Class 1A3
2.78%, 02/25/2037 *	3,170	3,053
Series 2007-A1, Class 2A1
2.75%, 02/25/2037 *	732	697
Series 2007-A1, Class 7A1
2.75%, 02/25/2037 *	557	518
Series 2007-A1, Class 9A1
2.74%, 02/25/2037 *	254	242
Series 2007-A2, Class 1A1
2.78%, 07/25/2037 *	144	126
Series 2007-A2, Class 2A1
2.80%, 07/25/2037 *	905	888
Chase Mortgage Finance Corp., PO
Series 2003-S9, Class AP
10/25/2018	95	83
Citicorp Mortgage Securities, Inc.
Series 2003-6, Class 1A2
4.50%, 05/25/2033	56	56
Series 2004-4, Class A4
5.50%, 06/25/2034	877	915

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 72	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2005-C3, Class AM
4.83%, 05/15/2043 *	$440	$459
Series 2006-C5, Class A4
5.43%, 10/15/2049	500	543
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4
5.25%, 09/25/2033	756	794
Series 2005-2, Class 2A11
5.50%, 05/25/2035	442	426
Series 2008-AR4, Class 1A1A
5.17%, 11/25/2038 - 144A *	1,207	1,207
Series 2009-10, Class 1A1
2.47%, 09/25/2033 - 144A *	1,068	1,004
Series 2009-11, Class 3A1
5.75%, 05/25/2037 - 144A *	1,000	1,018
Series 2010-7, Class 10A1
2.74%, 02/25/2035 - 144A *	473	452
Series 2011-3, Class 1A1
0.32%, 02/25/2047 - 144A *	590	580
Series 2011-10, Class 4A1
0.42%, 02/25/2046 - 144A *	1,556	1,473
Citigroup/Deutsche Bank Commercial Mortgage Trust, IO
Series 2007-CD4, Class XC
0.17%, 12/11/2049 - 144A *	48,156	400
Commercial Mortgage Asset Trust
Series 1999-C1, Class D
7.35%, 01/17/2032 *	1,000	1,077
Countrywide Alternative Loan Trust, PO
Series 2002-7
08/25/2032	140	93
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-34, Class A6
5.25%, 09/25/2033	91	92
Series 2003-39, Class A6
5.00%, 10/25/2033	752	739
Series 2003-50, Class A1
5.00%, 11/25/2018	635	652
Series 2003-J13, Class 1A7
5.25%, 01/25/2034	1,514	1,568
Series 2004-3, Class A4
5.75%, 04/25/2034	1,154	1,188
Series 2004-5, Class 1A4
5.50%, 06/25/2034	936	968
Series 2004-8, Class 2A1
4.50%, 06/25/2019	129	131
Series 2004-J4, Class 2A1
5.00%, 05/25/2019	259	266
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	432	440
Series 2003-27, Class 5A3
5.25%, 11/25/2033	757	785
Series 2003-27, Class 5A4
5.25%, 11/25/2033	644	665
Series 2003-29, Class 5A1
7.00%, 12/25/2033	295	314
Series 2003-29, Class 8A1
6.00%, 11/25/2018	141	145
Series 2003-AR15, Class 3A1
2.82%, 06/25/2033 *	416	391
Series 2004-4, Class 2A4
5.50%, 09/25/2034	862	908
Series 2004-5, Class 3A1
5.25%, 08/25/2019	516	532
Series 2004-8, Class 1A4
5.50%, 12/25/2034	822	874
Series 2004-8, Class 3A5
5.50%, 12/25/2034	526	541
Series 2005-C3, Class AM
4.73%, 07/15/2037	400	414
Credit Suisse Mortgage Capital Certificates
Series 2006-C2, Class A3
5.66%, 03/15/2039 *	600	639
Series 2009-3R, Class 19A3
6.00%, 01/27/2038 - 144A	446	476
Series 2010-1R, Class 5A1
5.00%, 01/27/2036 - 144A *	722	749
Series 2010-11R, Class A1
1.25%, 06/28/2047 - 144A *	449	445
Series 2010-12R, Class 14A1
2.67%, 09/26/2046 - 144A *	601	590
Series 2010-15R, Class 7A1
5.21%, 10/26/2037 - 144A *	319	311
Series 2010-16, Class A3
4.19%, 06/25/2050 - 144A *	400	370
Series 2010-16, Class A4
4.19%, 06/25/2050 - 144A *	1,000	781
Series 2010-17R, Class 1A1
2.46%, 06/26/2036 - 144A *	408	386
Series 2011-1R, Class A1
1.24%, 02/27/2047 - 144A *	1,539	1,514
Series 2011-6R, Class 3A1
2.86%, 07/28/2036 - 144A *	903	849
Series 2011-7R, Class A1
1.49%, 08/28/2047 - 144A *	2,196	2,191
Series 2011-9R, Class A1
2.24%, 03/27/2046 - 144A *	3,912	3,892
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	600	639
CW Capital Cobalt, Ltd., IO
Series 2006-C1
0.71%, 08/15/2048 *	13,266	317
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2005-1, Class 2A1
5.58%, 02/25/2020 *	318	325
Deutsche Mortgage Securities, Inc.
Series 2009-RS2, Class 4A1
0.36%, 04/26/2037 - 144A *	379	369
Series 2010-RS2, Class A1
1.50%, 06/28/2047 - 144A *	509	504
FDIC Structured Sale Guaranteed Notes
Series 2010-C1, Class A
2.98%, 12/06/2020 - 144A	1,284	1,331
First Horizon Asset Securities, Inc.
Series 2003-8, Class 2A1
4.50%, 09/25/2018	184	186
Series 2004-AR2, Class 2A1
2.76%, 05/25/2034 *	857	766

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 73	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

MORTGAGE-BACKED SECURITIES (continued)
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class AJ
4.83%, 06/10/2048 *	$1,000	$968
GMAC Mortgage Corp., Loan Trust
Series 2003-AR1, Class A4
3.03%, 10/19/2033 *	235	221
Series 2003-AR2, Class 2A4
3.06%, 12/19/2033 *	1,295	1,179
Series 2004-J2, Class A2
0.74%, 06/25/2034 *	82	81
Series 2004-J5, Class A7
6.50%, 01/25/2035	2,170	2,285
Series 2004-J6, Class 1A1
5.00%, 01/25/2020	261	268
Series 2010-1, Class A
4.25%, 07/25/2040 - 144A	36	36
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class AJ
4.86%, 08/10/2042 *	220	206
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6
5.40%, 08/10/2038 *	1,000	1,073
GS Mortgage Securities Corp. II, IO
Series 2006-GG8, Class X
0.64%, 11/10/2039 - 144A *	11,386	263
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4
5.25%, 06/25/2033	1,541	1,521
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	1,741	1,789
Series 2005-5F, Class 2A3
5.50%, 06/25/2035	163	163
Series 2005-5F, Class 8A3
0.74%, 06/25/2035 *	349	338
Impac CMB Trust
Series 2005-4, Class 2A1
0.54%, 05/25/2035 *	486	409
Impac Secured Assets CMN Owner Trust
Series 2003-2, Class A1
5.50%, 08/25/2033	147	153
Series 2006-1, Class 2A1
0.59%, 05/25/2036 *	612	545
Series 2006-2, Class 2A1
0.59%, 08/25/2036 *	1,089	938
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A4
4.40%, 01/12/2039	1,000	1,057
Series 2004-CB9, Class A4
5.60%, 06/12/2041 *	1,000	1,089
Series 2005-CB11, Class AJ
5.36%, 08/12/2037 *	700	644
Series 2005-CB13, Class A4
5.28%, 01/12/2043 *	385	409
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	1,500	1,620
Series 2006-CB16, Class A4
5.55%, 05/12/2045	100	109
Series 2006-LDP9, Class A3SF
0.40%, 05/15/2047 *	1,000	903
JPMorgan Chase Commercial Mortgage Securities Corp., IO
Series 2006-CB15, Class X1
0.07%, 06/12/2043 *	55,238	380
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1
2.75%, 07/25/2034 *	176	166
Series 2004-A4, Class 1A1
2.76%, 09/25/2034 *	242	233
Series 2004-S1, Class 1A7
5.00%, 09/25/2034	101	104
Series 2005-A1, Class 3A4
5.02%, 02/25/2035 *	688	637
Series 2005-A1, Class 5A1
4.47%, 02/25/2035 *	155	154
Series 2006-A2, Class 4A1
2.75%, 08/25/2034 *	561	517
Series 2006-A2, Class 5A3
2.71%, 11/25/2033 *	1,267	1,160
Series 2006-A3, Class 6A1
2.78%, 08/25/2034 *	141	121
JPMorgan Re-REMIC
Series 2009-6, Class 4A1
5.85%, 09/26/2036 - 144A *	501	490
Series 2010-4, Class 7A1
4.28%, 08/26/2035 - 144A *	576	565
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4
4.37%, 03/15/2036	1,110	1,178
Series 2006-C1, Class A4
5.16%, 02/15/2031	150	165
Series 2006-C4, Class A4
5.87%, 06/15/2038 *	400	447
LB-UBS Commercial Mortgage Trust, IO
Series 2006-C1, Class XCL
0.12%, 02/15/2041 - 144A *	24,807	265
LVII Resecuritization Trust
Series 2009-2, Class A4
3.00%, 09/27/2037 - 144A *	708	675
Series 2009-2, Class A5
3.00%, 09/27/2037 - 144A *	2,000	1,975
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 3A6
2.72%, 11/21/2034 *	124	121
Series 2004-13, Class 3A7
2.72%, 11/21/2034 *	700	652
MASTR Alternative Loans Trust
Series 2003-9, Class 2A1
6.00%, 12/25/2033	208	209
Series 2004-5, Class 5A1
4.75%, 06/25/2019	271	278
MASTR Asset Securitization Trust
Series 2003-2, Class 1A1
5.00%, 03/25/2018	140	143
Series 2003-3, Class 3A18
5.50%, 04/25/2033	417	432
Series 2003-11, Class 9A6
5.25%, 12/25/2033	1,060	1,098
Series 2004-P7, Class A6
5.50%, 12/27/2033 - 144A	658	697
MASTR Resecuritization Trust, PO
Series 2005, Class 3
05/28/2035 - 144A	295	218

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 74	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors, Inc.
Series 2003-A4, Class 2A
2.73%, 07/25/2033 *	$196	$180
Series 2003-A5, Class 2A6
2.40%, 08/25/2033 *	210	190
Series 2004-A4, Class A2
2.61%, 08/25/2034 *	323	302
Merrill Lynch Mortgage Trust
Series 2005-LC1, Class AJ
5.33%, 01/12/2044 *	500	459
Series 2006-C1, Class A4
5.67%, 05/12/2039 *	730	818
Merrill Lynch/Countrywide Commercial
Mortgage Trust, IO
Series 2006-4, Class XC
0.28%, 12/12/2049 - 144A *	17,753	226
MLCC Mortgage Investors, Inc.
Series 2004-1, Class 2A1
2.08%, 12/25/2034 *	674	635
Series 2004-D, Class A2
0.84%, 08/25/2029 *	441	413
Morgan Stanley Capital I
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	2,500	2,638
Series 2006-T21, Class A4
5.16%, 10/12/2052 *	200	221
Series 2007-T27, Class A4
5.64%, 06/11/2042 *	200	227
Series 2011-C3, Class A3
4.05%, 07/15/2049	637	660
Morgan Stanley Capital I, IO
Series 2006-IQ12, Class X1
0.14%, 12/15/2043 - 144A *	40,446	578
Series 2006-T21, Class X
0.18%, 10/12/2052 - 144A *	100,793	854
Series 2007-HQ11, Class X
0.23%, 02/12/2044 - 144A *	72,304	603
Morgan Stanley Mortgage Loan Trust
Series 2004-3, Class 4A
5.65%, 04/25/2034 *	749	759
Morgan Stanley Re-REMIC Trust
Series 2009-IO, Class A1
3.00%, 07/17/2056 - 144A	361	362
Series 2009-IO, Class A2
5.00%, 07/17/2056 - 144A	2,500	2,549
Series 2010-HQ4B, Class A7A
4.97%, 04/16/2040 - 144A	1,400	1,465
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	2,576	2,566
NCUA Guaranteed Notes
Series 2010-C1, Class APT
2.65%, 10/29/2020	3,067	3,178
Series 2010-R3, Class 1A
0.81%, 12/08/2020 *	933	939
Series 2010-R3, Class 3A
2.40%, 12/08/2020	463	473
Prime Mortgage Trust
Series 2004-CL1, Class 1A1
6.00%, 02/25/2034	308	325
Prime Mortgage Trust, PO
Series 2004-CL1, Class 1
02/25/2034	30	20
RBSSP Resecuritization Trust
Series 2009-1, Class 1A1
6.50%, 02/26/2036 - 144A	651	693
Series 2010-4, Class 12A1
4.50%, 03/26/2021 - 144A	573	571
Series 2010-9, Class 7A5
4.00%, 05/26/2037 - 144A *	1,000	989
Residential Accredit Loans, Inc.
Series 2003-QS1, Class A6
4.25%, 01/25/2033	186	186
Series 2003-QS13, Class A5
0.89%, 07/25/2033 *	504	437
Series 2003-QS15, Class A7
5.50%, 08/25/2033	1,252	1,257
Series 2003-QS18, Class A1
5.00%, 09/25/2018	183	188
Series 2004-QS7, Class A4
5.50%, 05/25/2034	376	328
Residential Asset Mortgage Products, Inc.
Series 2004-SL2, Class A3
7.00%, 10/25/2031	501	526
Residential Asset Securitization Trust
Series 2002-A13, Class A4
5.25%, 12/25/2017	105	108
Residential Funding Mortgage Securities I
Series 2003-S4, Class A4
5.75%, 03/25/2033	843	890
Series 2003-S20, Class 2A1
4.75%, 12/25/2018	160	164
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-HYB1, Class A
2.74%, 09/25/2033 *	585	540
Series 2003-UP1, Class A
3.95%, 04/25/2032 - 144A *	53	45
Sequoia Mortgage Trust
Series 2004-11, Class A1
0.54%, 12/20/2034 *	745	597
Series 2004-11, Class A3
0.54%, 12/20/2034 *	926	803
Series 2004-12, Class A3
0.72%, 01/20/2035 *	483	377
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A *	2,189	2,185
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-6, Class 5A4
4.95%, 06/25/2034 *	800	754
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 1A1
0.90%, 10/19/2034 *	626	515
Structured Asset Securities Corp.
Series 2003-16, Class A3
0.74%, 06/25/2033 *	159	151
Series 2003-32, Class 1A1
5.23%, 11/25/2033 *	227	238
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	206	209
Series 2003-35, Class 3A1
0.74%, 12/25/2033 *	606	566
Series 2003-37A, Class 2A
5.02%, 12/25/2033 *	297	293

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 75	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. (continued)
Series 2004-4XS, Class 1A5
5.49%, 02/25/2034 *	$756	$766
Series 2004-5H, Class A4
5.54%, 12/25/2033	955	932
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1
0.88%, 09/25/2043 *	554	497
Series 2004-1, Class II2A
1.74%, 03/25/2044 *	249	210
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class A3
5.91%, 08/15/2039 *	650	701
Vendee Mortgage Trust
Series 1993-1, Class ZB
7.25%, 02/15/2023	443	516
Series 1998-2, Class 1G
6.75%, 06/15/2028	775	914
Vericrest Opportunity Loan Transferee
Series 2011-NL1A, Class A1
5.93%, 12/26/2050 - 144A *	1,124	1,126
Series 2011-NL1A, Class A2
9.08%, 12/26/2050 - 144A *	1,400	1,396
Series 2011-NL2A, Class A1
5.68%, 06/25/2051 - 144A *	1,212	1,212
Series 2011-NL2A, Class A2
9.32%, 06/25/2051 - 144A *	1,300	768
Wachovia Bank Commercial Mortgage Trust
Series 2003-C9, Class A4
5.01%, 12/15/2035 *	1,500	1,597
Series 2004-C11, Class A5
5.22%, 01/15/2041 *	1,118	1,204
Wachovia Bank Commercial Mortgage Trust, IO
Series 2006-C24, Class XC
0.05%, 03/15/2045 - 144A *	153,452	676
WaMu Mortgage Pass-Through Certificates
Series 2003-AR6, Class A1
2.57%, 06/25/2033 *	1,124	1,045
Series 2003-AR7, Class A7
2.44%, 08/25/2033 *	407	384
Series 2003-AR8, Class A
2.48%, 08/25/2033 *	140	132
Series 2003-AR9, Class 1A6
2.47%, 09/25/2033 *	710	672
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	842	859
Series 2003-S4, Class 2A10
16.79%, 06/25/2033 *	55	62
Series 2003-S8, Class A4
4.50%, 09/25/2018	239	242
Series 2003-S9, Class A8
5.25%, 10/25/2033	611	632
Series 2004-AR3, Class A1
2.57%, 06/25/2034 *	96	93
Series 2004-AR3, Class A2
2.57%, 06/25/2034 *	984	952
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	536	561
Series 2004-CB3, Class 4A
6.00%, 10/25/2019	617	640
Series 2004-S1, Class 1A3
0.64%, 03/25/2034 *	187	182
Series 2004-S2, Class 2A4
5.50%, 06/25/2034	601	600
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS2, Class 1A1
5.75%, 02/25/2033	618	646
Series 2004-RA2, Class 2A
7.00%, 07/25/2033	187	193
Wells Fargo Mortgage Backed Securities Trust
Series 2003-11, Class 1A10
4.75%, 10/25/2018	1,193	1,225
Series 2003-11, Class 2A1
4.75%, 10/25/2018	812	834
Series 2003-15, Class 1A1
4.75%, 12/25/2018	229	236
Series 2003-J, Class 2A5
4.42%, 10/25/2033 *	26	26
Series 2003-K, Class 1A1
4.43%, 11/25/2033 *	86	87
Series 2004-4, Class A9
5.50%, 05/25/2034	707	726
Series 2004-7, Class 2A2
5.00%, 07/25/2019	330	341
Series 2004-EE, Class 2A1
2.71%, 12/25/2034 *	526	501
Series 2004-EE, Class 2A2
2.71%, 12/25/2034 *	132	127
Series 2004-EE, Class 3A1
2.75%, 12/25/2034 *	127	122
Series 2004-EE, Class 3A2
2.75%, 12/25/2034 *	190	185
Series 2004-I, Class 1A1
2.74%, 07/25/2034 *	168	162
Series 2004-R, Class 2A1
2.62%, 09/25/2034 *	1,492	1,485
Series 2004-U, Class A1
2.74%, 10/25/2034 *	1,707	1,607
Series 2004-V, Class 1A1
2.72%, 10/25/2034 *	300	288
Series 2004-V, Class 1A2
2.72%, 10/25/2034 *	134	130
Series 2004-W, Class A9
2.62%, 11/25/2034 *	428	413
Series 2005-1, Class 2A1
5.00%, 01/25/2020	356	370
Series 2005-13, Class A1
5.00%, 11/25/2020	228	237
Series 2005-AR8, Class 2A1
2.72%, 06/25/2035 *	675	626
Series 2005-AR9, Class 2A1
2.67%, 05/25/2035 *	260	242
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class A4
4.38%, 03/15/2044 - 144A	550	556

Total Mortgage-Backed Securities (cost $190,245)		189,399

ASSET-BACKED SECURITIES - 2.6%
AH Mortgage Advance Trust
Series SART-1, Class A1
2.63%, 05/10/2042 - 144A	691	688

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 76	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

ASSET-BACKED SECURITIES (continued)
AH Mortgage Advance Trust (continued)
Series SART-1, Class A2
3.37%, 05/10/2043 — 144A	$4,434	$4,415
Series SART-2, Class A1
3.27%, 09/15/2043 — 144A	2,134	2,133
Series SART-2, Class B1
6.90%, 09/15/2043 — 144A	800	800
Ally Auto Receivables Trust
Series 2009-A, Class A3
2.33%, 06/17/2013 — 144A	60	61
Series 2010-1, Class A3
1.45%, 05/15/2014	256	258
Series 2010-3, Class A3
1.11%, 10/15/2014	920	925
Series 2010-3, Class A4
1.55%, 08/17/2015	357	363
Series 2010-4, Class A3
0.91%, 11/17/2014	431	432
Series 2011-1, Class A3
1.38%, 01/15/2015	285	288
American Airlines Pass-Through Trust
Series 2011-1, Class A
5.25%, 01/31/2021 ^	109	99
Series 2011-2, Class A
8.63%, 04/15/2023	628	628
AmeriCredit Automobile Receivables Trust
Series 2010-1, Class A3
1.66%, 03/17/2014	70	70
Series 2010-3, Class A3
1.14%, 04/08/2015	535	535
Series 2010-4, Class A2
0.96%, 05/08/2014	181	181
Series 2010-4, Class A3
1.27%, 04/08/2015	125	125
Series 2011-1, Class A2
0.84%, 06/09/2014	387	387
Series 2011-1, Class A3
1.39%, 09/08/2015	200	201
Series 2011-3, Class A2
0.84%, 11/10/2014	787	786
Series 2011-4, Class A2
0.92%, 03/09/2015	667	667
Series 2011-4, Class A3
1.17%, 05/09/2016	1,885	1,883
Series 2011-5, Class A3
1.55%, 07/08/2016	1,593	1,593
Arch Bay Asset-Backed Securities
Series 2010-2, Class A
4.13%, 04/25/2057 — 144A *	300	299
Asset Backed Funding Certificates
Series 2005-AQ1, Class A4
5.01%, 06/25/2035 *	769	711
Bank of America Auto Trust
Series 2009-2A, Class A3
2.13%, 09/15/2013 — 144A	32	32
Series 2009-3A, Class A3
1.67%, 12/16/2013 — 144A	46	46
Series 2010-1A, Class A3
1.39%, 03/15/2014 — 144A	150	151
Series 2010-1A, Class A4
2.18%, 02/15/2017 — 144A	185	189
Series 2010-2, Class A3
1.31%, 07/15/2014	271	273
Series 2010-2, Class A4
1.94%, 06/15/2017	510	520
CarMax Auto Owner Trust
Series 2010-1, Class A3
1.56%, 07/15/2014	171	172
Series 2011-1, Class A3
1.29%, 09/15/2015	630	636
Series 2011-1, Class A4
2.16%, 09/15/2016	530	545
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-2, Class 2A2
0.80%, 02/25/2033 *	617	571
Series 2003-5, Class 1A4
4.40%, 02/25/2030	293	294
Series 2003-6, Class 1A4
4.50%, 11/25/2034	396	391
Series 2003-6, Class 1A5
5.35%, 11/25/2034 *	500	431
Chrysler Financial Auto Securitization Trust
Series 2010-A, Class A3
0.91%, 08/08/2013	1,000	1,002
Series 2010-A, Class B
1.65%, 11/08/2013	2,000	1,996
Citigroup Mortgage Loan Trust, Inc.
Series 2011-5, Class 1A1
0.43%, 02/25/2046 — 144A *	897	852
CNH Equipment Trust
Series 2009-C, Class A3
1.85%, 12/16/2013	3	3
Series 2010-A, Class A3
1.54%, 07/15/2014	302	303
Series 2010-C, Class A3
1.17%, 05/15/2015	500	501
Series 2011-A, Class A3
1.20%, 05/16/2016	350	352
Series 2011-A, Class A4
2.04%, 10/17/2016	267	274
Continental Airlines Pass-Through Trust
Series 2007-1A, Class A
5.98%, 04/19/2022	279	284
Credit Acceptance Auto Loan Trust
Series 2011-1, Class A
2.61%, 03/15/2019 — 144A	860	860
Delta Air Lines, Inc., Pass-Through Trust
Series 2010-2, Class A
4.95%, 05/23/2019 ^	276	269
Series 2011-1, Class A
5.30%, 04/15/2019	92	92
Ford Credit Auto Lease Trust
Series 2011-A, Class A2
0.74%, 09/15/2013	1,800	1,801
Ford Credit Auto Owner Trust
Series 2011-B, Class A2
0.68%, 01/15/2014	400	401
Fortress Opportunities Residential Transaction
Series 2011-1A, Class A1
7.21%, 10/25/2047 — 144A * Ә	2,500	2,500
Freedom Trust
Series 2011-1, Class A13
1.70%, 11/30/2037 — 144A *	591	581

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 77	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

ASSET-BACKED SECURITIES (continued)
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A
3.69%, 07/15/2015	$600	$613
HSBC Home Equity Loan Trust
Series 2005-2, Class A1
0.51%, 01/20/2035 *	87	77
Series 2006-1, Class A1
0.40%, 01/20/2036 *	158	147
Series 2007-1, Class A2F
5.60%, 03/20/2036 *	165	166
Series 2007-1, Class AS
0.44%, 03/20/2036 *	171	143
Series 2007-3, Class APT
1.44%, 11/20/2036 *	122	109
Huntington Auto Trust
Series 2011-1A, Class A2
0.76%, 04/15/2014 — 144A	2,400	2,399
Series 2011-1A, Class A3
1.01%, 01/15/2016 — 144A	2,000	1,998
Series 2011-1A, Class A4
1.31%, 11/15/2016 — 144A	1,500	1,496
Hyundai Auto Receivables Trust
Series 2010-B, Class A3
0.97%, 04/15/2015	340	341
Series 2010-B, Class A4
1.63%, 03/15/2017	375	381
Series 2011-A, Class A3
1.16%, 04/15/2015	275	277
Series 2011-A, Class A4
1.78%, 12/15/2015	310	317
Series 2011-B, Class A3
1.04%, 09/15/2015	257	258
Series 2011-B, Class A4
1.65%, 02/15/2017	288	293
John Deere Owner Trust
Series 2011-A, Class A3
1.29%, 01/15/2016	335	338
Series 2011-A, Class A4
1.96%, 04/16/2018	285	292
LAI Vehicle Lease Securitization Trust
Series 2010-A, Class A
2.55%, 09/15/2016 — 144A	524	524
Lake Country Mortgage Loan Trust
Series 2006-HE1, Class A3
0.59%, 07/25/2034 — 144A *	739	706
Madison Avenue Manufactured Housing Contract
Series 2002-A, Class M2
2.49%, 03/25/2032 *	657	602
Mercedes-Benz Auto Receivables Trust
Series 2010-1, Class A3
1.42%, 08/15/2014	223	224
Series 2011-1, Class A3
0.85%, 03/16/2015	545	546
Morgan Stanley ABS Capital I
Series 2004-WMC3, Class M1
0.99%, 01/25/2035 *	42	41
NCUA Guaranteed Notes
Series 2010-A1, Class A
0.59%, 12/07/2020 *	257	258
Newcastle Investment Trust
Series 2011-MH1, Class A
2.45%, 12/10/2033 — 144A	279	282
Nissan Auto Receivables Owner Trust
Series 2010-A, Class A3
0.87%, 07/15/2014	455	456
Series 2010-A, Class A4
1.31%, 09/15/2016	300	303
PennyMac Loan Trust
Series 2010-NPL1, Class A
4.25%, 05/25/2050 — 144A *	35	35
Series 2010-NPL1, Class M1
5.00%, 05/25/2050 — 144A *	800	788
Real Estate Asset Trust
Series 2011-3A, Class A1
5.44%, 06/25/2031 — 144A	193	194
Residential Asset Mortgage Products, Inc.
Series 2004-RS6, Class AI4
5.46%, 05/25/2032 *	359	356
Series 2004-RZ1, Class M1
4.32%, 03/25/2034 *	571	357
Series 2005-EFC5, Class A3
0.58%, 10/25/2035 *	600	493
Residential Asset Securities Corp.
Series 2005-KS9, Class A3
0.61%, 10/25/2035 *	500	473
Residential Credit Solutions Trust
Series 2011-1, Class A1
6.00%, 03/25/2041 — 144A	994	993
Santander Drive Auto Receivables Trust
Series 2010-A, Class A3
1.83%, 11/17/2014 — 144A	400	404
Series 2010-A, Class A4
2.39%, 06/15/2017 — 144A	400	407
Series 2011-S2A, Class B
2.06%, 06/15/2017 — 144A	197	197
Saxon Asset Securities Trust
Series 2003-1, Class AF6
4.80%, 06/25/2033 *	349	349
Structured Asset Investment Loan Trust
Series 2005-5, Class A9
0.51%, 06/25/2035 *	400	371
Structured Asset Securities Corp.
Series 2002-AL1, Class A2
3.45%, 02/25/2032	290	264
Series 2004-6XS, Class A5A
5.53%, 03/25/2034 *	591	563
Series 2004-6XS, Class A5B
5.55%, 03/25/2034 *	591	563
Series 2005-NC1, Class A11
4.69%, 02/25/2035 *	1,120	1,107
Toyota Auto Receivables Owner Trust
Series 2010-C, Class A3
0.77%, 04/15/2014	70	70
Series 2011-A, Class A3
0.98%, 10/15/2014	845	849
USAA Auto Owner Trust
Series 2009-2, Class A3
1.54%, 10/15/2012	46	47
Series 2009-2, Class A4
2.53%, 06/17/2013	115	118
Westlake Automobile Receivables Trust
Series 2011-1A, Class A2
1.08%, 07/15/2013 — 144A	217	217
Series 2011-1A, Class A3
1.49%, 06/16/2014 — 144A	303	303

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 78	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

ASSET-BACKED SECURITIES (continued)
World Omni Auto Receivables Trust
Series 2010-A, Class A4
2.21%, 05/15/2015	$275	$280

Total Asset-Backed Securities (cost $58,274)		58,235

MUNICIPAL GOVERNMENT OBLIGATIONS — 0.1%
American Municipal Power, Inc.
7.50%, 02/15/2050	640	820
New York State Dormitory Authority, Revenue Bond
5.60%, 03/15/2040	280	334
Ohio State University
4.80%, 06/01/2111	1,370	1,387
Port Authority of New York & New Jersey
5.65%, 11/01/2040	485	551
State of Illinois
5.10%, 06/01/2033	85	77

Total Municipal Government Obligations (cost $2,849)		3,169

CORPORATE DEBT SECURITIES — 11.4%
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc.
5.20%, 08/15/2015 — 144A	380	409
BAE Systems PLC
5.80%, 10/11/2041 — 144A ^	439	449
Lockheed Martin Corp.
2.13%, 09/15/2016	320	323
4.25%, 11/15/2019	150	161
4.85%, 09/15/2041	190	201
5.72%, 06/01/2040	108	127
United Technologies Corp.
8.88%, 11/15/2019	250	343
Air Freight & Logistics — 0.0% ∞
United Parcel Service of America, Inc.
8.38%, 04/01/2020	60	82
8.38%, 04/01/2030 *	200	294
Auto Components — 0.0% ∞
Johnson Controls, Inc.
4.25%, 03/01/2021 ^	335	350
Automobiles — 0.1%
Daimler Finance North America LLC
2.63%, 09/15/2016 — 144A	778	773
6.50%, 11/15/2013	80	88
7.30%, 01/15/2012	460	466
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc.
1.50%, 07/14/2014	136	138
7.75%, 01/15/2019	650	850
8.20%, 01/15/2039	240	375
PepsiCo, Inc.
3.00%, 08/25/2021 ^	250	255
7.90%, 11/01/2018	21	28
SABMiller PLC
5.50%, 08/15/2013 — 144A	180	193
5.70%, 01/15/2014 — 144A	330	360
Biotechnology — 0.0% ∞
Amgen, Inc.
3.45%, 10/01/2020	400	414
4.50%, 03/15/2020	56	62
5.65%, 06/15/2042	252	305
5.75%, 03/15/2040	165	200
Capital Markets — 1.6%
Bank of New York Mellon Corp.
2.95%, 06/18/2015 ^	675	702
3.10%, 01/15/2015	125	131
3.55%, 09/23/2021 ^	509	510
4.60%, 01/15/2020	40	43
BlackRock, Inc.
6.25%, 09/15/2017	635	735
BP Capital Markets PLC
3.88%, 03/10/2015	675	723
4.74%, 03/11/2021 ^	100	112
Charles Schwab Corp.
4.95%, 06/01/2014	100	110
Credit Suisse
4.38%, 08/05/2020	316	321
5.30%, 08/13/2019	1,200	1,290
5.40%, 01/14/2020	200	200
6.00%, 02/15/2018	1,825	1,880
Credit Suisse USA, Inc.
5.13%, 08/15/2015 ^	170	180
Deutsche Bank AG
2.38%, 01/11/2013	250	250
3.25%, 01/11/2016 ^	400	409
3.88%, 08/18/2014 ^	100	103
Goldman Sachs Group, Inc.
3.63%, 02/07/2016 ^	255	253
3.70%, 08/01/2015	308	308
5.25%, 10/15/2013 — 07/27/2021	691	704
5.38%, 03/15/2020	390	395
6.00%, 06/15/2020	2,047	2,156
6.15%, 04/01/2018	200	214
6.25%, 09/01/2017	650	703
6.75%, 10/01/2037	200	192
7.50%, 02/15/2019	4,875	5,508
Jefferies Group, Inc.
3.88%, 11/09/2015	171	163
6.25%, 01/15/2036	260	224
6.45%, 06/08/2027	180	169
8.50%, 07/15/2019	1,720	1,853
Macquarie Group, Ltd.
6.25%, 01/14/2021 — 144A	525	519
7.30%, 08/01/2014 — 144A	500	538
Morgan Stanley
4.00%, 07/24/2015	333	323
4.20%, 11/20/2014	156	154
5.45%, 01/09/2017	500	503
5.63%, 09/23/2019	2,610	2,577
5.75%, 01/25/2021	400	395
5.95%, 12/28/2017	700	706
7.30%, 05/13/2019	1,800	1,932
Morgan Stanley — Series F
5.55%, 04/27/2017	170	171
6.25%, 08/28/2017	450	467
Morgan Stanley — Series MTN
6.63%, 04/01/2018	1,200	1,251
Nomura Holdings, Inc.
4.13%, 01/19/2016	200	202
5.00%, 03/04/2015	350	363
6.70%, 03/04/2020	543	606
UBS AG
2.25%, 08/12/2013	250	249
3.88%, 01/15/2015	600	602
4.88%, 08/04/2020	525	539

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 79	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Capital Markets (continued)
UBS AG (continued)
5.88%, 12/20/2017	$110	$120
Chemicals — 0.2%
Dow Chemical Co.
4.25%, 11/15/2020 ^	174	179
7.60%, 05/15/2014	640	727
8.55%, 05/15/2019	456	592
E.I. du Pont de Nemours & Co.
1.95%, 01/15/2016 ^	173	177
4.90%, 01/15/2041	125	140
5.60%, 12/15/2036	550	672
Mosaic Co.
3.75%, 11/15/2021	209	214
4.88%, 11/15/2041	253	259
Potash Corp., of Saskatchewan, Inc.
6.50%, 05/15/2019 ^	260	319
PPG Industries, Inc.
5.75%, 03/15/2013	120	127
7.40%, 08/15/2019	300	361
9.00%, 05/01/2021	310	430
Praxair, Inc.
4.38%, 03/31/2014	375	404
5.20%, 03/15/2017	150	172
Union Carbide Corp.
7.50%, 06/01/2025	400	468
7.75%, 10/01/2096	210	245
Commercial Banks — 1.8%
ANZ National International, Ltd.
2.38%, 12/21/2012 — 144A	105	106
Australia & New Zealand Banking Group, Ltd.
3.25%, 03/01/2016 — 144A	130	134
4.88%, 01/12/2021 — 144A ^	137	146
Bank of Montreal
1.30%, 10/31/2014 — 144A	642	644
Bank of Nova Scotia
1.65%, 10/29/2015 — 144A ^	359	359
3.40%, 01/22/2015	405	429
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.85%, 01/22/2015 — 144A	227	240
Barclays Bank PLC
2.50%, 01/23/2013	150	150
2.50%, 09/21/2015 — 144A ^	510	509
3.90%, 04/07/2015 ^	170	173
5.00%, 09/22/2016 ^	100	106
5.13%, 01/08/2020	350	364
5.20%, 07/10/2014	125	132
6.75%, 05/22/2019	400	459
BB&T Corp.
3.85%, 07/27/2012	485	496
3.95%, 04/29/2016 ^	515	548
4.90%, 06/30/2017	550	589
5.20%, 12/23/2015	250	273
5.25%, 11/01/2019	90	97
5.70%, 04/30/2014 ^	195	214
6.85%, 04/30/2019 ^	250	303
Canadian Imperial Bank of Commerce
2.60%, 07/02/2015 — 144A ^	1,750	1,813
Comerica, Inc.
3.00%, 09/16/2015	150	150
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/2021	300	329
5.80%, 09/30/2110 — 144A	300	316
Corp. Andina de Fomento
3.75%, 01/15/2016	795	798
DnB NOR Boligkreditt
2.10%, 10/14/2015 — 144A	1,057	1,068
HSBC Bank PLC
1.63%, 07/07/2014 — 144A ^	837	839
3.10%, 05/24/2016 — 144A	262	264
3.50%, 06/28/2015 — 144A	1,175	1,212
4.13%, 08/12/2020 — 144A ^	275	278
HSBC Holdings PLC
5.10%, 04/05/2021	911	981
KeyBank NA
5.70%, 11/01/2017	245	266
5.80%, 07/01/2014	250	269
M&T Bank Corp.
5.38%, 05/24/2012	80	82
Manufacturers & Traders Trust Co.
1.87%, 04/01/2013 *	300	299
6.63%, 12/04/2017	250	289
National Australia Bank, Ltd.
2.50%, 01/08/2013 — 144A	400	405
2.75%, 09/28/2015 — 144A	280	284
3.00%, 07/27/2016 — 144A ^	1,730	1,741
3.75%, 03/02/2015 — 144A	280	293
National Bank of Canada
1.65%, 01/30/2014 — 144A ^	271	275
National City Corp.
4.90%, 01/15/2015	165	177
Nordea Bank AB
1.75%, 10/04/2013 — 144A ^	200	199
4.88%, 05/13/2021 — 144A	384	345
PNC Bank NA
6.88%, 04/01/2018	600	684
PNC Funding Corp.
2.70%, 09/19/2016	720	729
3.00%, 05/19/2014	180	187
4.38%, 08/11/2020	433	457
5.13%, 02/08/2020	250	276
5.25%, 11/15/2015	130	141
5.63%, 02/01/2017	130	143
6.70%, 06/10/2019	150	179
Rabobank Nederland NV
2.13%, 10/13/2015	105	106
3.20%, 03/11/2015 — 144A	500	515
Royal Bank of Canada
2.30%, 07/20/2016 ^	800	812
Stadshypotek AB
1.45%, 09/30/2013 — 144A	1,394	1,403
Svenska Handelsbanken AB
3.13%, 07/12/2016 ^	388	395
Toronto-Dominion Bank
2.20%, 07/29/2015 — 144A	295	302
2.50%, 07/14/2016	718	735
U.S. Bancorp
2.45%, 07/27/2015 ^	540	557
2.88%, 11/20/2014 ^	121	126
4.13%, 05/24/2021 ^	133	146
Wachovia Bank NA
0.68%, 03/15/2016 *	450	403

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 80	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Commercial Banks (continued)
Wachovia Bank NA (continued)
5.00%, 08/15/2015	$500	$532
6.00%, 11/15/2017	3,100	3,483
Wachovia Corp.
5.50%, 05/01/2013	420	447
5.75%, 06/15/2017 — 02/01/2018	2,170	2,482
Wells Fargo & Co.
3.68%, 06/15/2016 ^	390	410
5.63%, 12/11/2017	550	633
Wells Fargo Bank NA — Series AI
4.75%, 02/09/2015	2,000	2,119
Westpac Banking Corp.
4.88%, 11/19/2019	750	796
Commercial Services & Supplies — 0.0% ∞
Pitney Bowes, Inc.
4.88%, 08/15/2014	350	370
5.00%, 03/15/2015 ^	250	265
5.60%, 03/15/2018	100	106
Waste Management, Inc.
4.75%, 06/30/2020	319	348
Communications Equipment — 0.0% ∞
Cisco Systems, Inc.
4.45%, 01/15/2020	150	169
5.50%, 01/15/2040	250	298
5.90%, 02/15/2039	100	125
Computers & Peripherals — 0.1%
Dell, Inc.
3.10%, 04/01/2016 ^	371	390
5.65%, 04/15/2018 ^	90	104
Hewlett-Packard Co.
4.30%, 06/01/2021	200	208
4.38%, 09/15/2021 ^	312	327
6.00%, 09/15/2041	1,360	1,552
HP Enterprise Services LLC
7.45%, 10/15/2029	500	628
Construction & Engineering — 0.0% ∞
Fluor Corp.
3.38%, 09/15/2021	547	546
Construction Materials — 0.0% ∞
CRH America, Inc.
6.00%, 09/30/2016	221	237
Consumer Finance — 0.4%
American Express Co.
7.00%, 03/19/2018 ^	700	832
American Express Credit Corp.
2.80%, 09/19/2016 ^	1,050	1,066
5.13%, 08/25/2014	200	217
7.30%, 08/20/2013	200	219
American Express Credit Corp. — Series C
5.88%, 05/02/2013	300	319
Capital One Financial Corp.
4.75%, 07/15/2021 ^	625	656
6.75%, 09/15/2017	730	850
7.38%, 05/23/2014	75	84
Caterpillar Financial Services Corp.
7.15%, 02/15/2019	100	128
Caterpillar Financial Services Corp. — Series F
5.85%, 09/01/2017	150	178
7.05%, 10/01/2018	150	190
HSBC Finance Corp.
4.75%, 07/15/2013 ^	165	172
5.00%, 06/30/2015 ^	455	474
5.50%, 01/19/2016	260	272
John Deere Capital Corp.
3.15%, 10/15/2021 ^	290	297
PACCAR Financial Corp.
1.55%, 09/29/2014	497	501
Toyota Motor Credit Corp.
2.00%, 09/15/2016 ^	1,675	1,683
3.20%, 06/17/2015	385	407
Diversified Financial Services — 2.1%
AGL Capital Corp.
5.88%, 03/15/2041	109	128
Allstate Life Global Funding Trust
5.38%, 04/30/2013	200	213
American Honda Finance Corp.
2.60%, 09/20/2016 — 144A	902	911
7.63%, 10/01/2018 — 144A	300	379
ASIF Global Financing XIX
4.90%, 01/17/2013 — 144A	836	861
Associates Corp.
6.95%, 11/01/2018	3,010	3,381
Bank of America Corp.
5.00%, 05/13/2021	75	70
5.63%, 07/01/2020	3,840	3,701
5.75%, 12/01/2017	220	219
6.50%, 08/01/2016	500	520
Bank of America Corp. — Series L
7.38%, 05/15/2014	650	695
Bank of America Corp. — Series MTNL
5.65%, 05/01/2018	770	771
Blackstone Holdings Finance Co., LLC
5.88%, 03/15/2021 — 144A	1,205	1,222
Caisse Centrale Desjardins du Quebec
2.55%, 03/24/2016 — 144A	580	603
Capital One Bank USA NA
8.80%, 07/15/2019	1,300	1,544
Citigroup, Inc.
4.59%, 12/15/2015	485	507
4.75%, 05/19/2015	842	876
5.38%, 08/09/2020	355	379
6.00%, 12/13/2013 — 08/15/2017	1,870	2,028
6.01%, 01/15/2015	420	452
6.13%, 11/21/2017	345	380
6.38%, 08/12/2014	310	335
6.50%, 08/19/2013	110	117
6.88%, 03/05/2038	340	419
8.13%, 07/15/2039	100	137
8.50%, 05/22/2019	550	681
CME Group, Inc.
5.75%, 02/15/2014	196	216
Countrywide Financial Corp.
6.25%, 05/15/2016	550	537
Diageo Capital PLC
4.83%, 07/15/2020	90	101
5.75%, 10/23/2017 ^	230	271
Diageo Finance BV
5.50%, 04/01/2013	290	309
ERAC USA Finance LLC
2.25%, 01/10/2014 — 144A	257	258
4.50%, 08/16/2021 — 144A ^	175	179
FUEL Trust
3.98%, 06/15/2016 — 144A	555	549
4.21%, 04/15/2016 — 144A	401	403

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 81	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Diversified Financial Services (continued)
General Electric Capital Corp.
4.38%, 09/16/2020	$1,190	$1,211
5.40%, 02/15/2017	400	445
5.50%, 06/04/2014 ^	685	747
5.50%, 01/08/20	1,140	1,271
5.63%, 09/15/2017 — 05/01/2018	6,213	6,881
6.00%, 08/07/2019	1,420	1,613
6.75%, 03/15/2032	485	567
Goldman Sachs Group, LP
8.00%, 03/01/2013 — 144A	325	339
GTP Acquisition Partners I LLC
4.35%, 06/15/2016 — 144A	758	761
John Deere Capital Corp.
5.75%, 09/10/2018	100	120
MassMutual Global Funding II
2.88%, 04/21/2014 — 144A	100	103
3.63%, 07/16/2012 — 144A	600	612
Merrill Lynch & Co., Inc.
5.00%, 01/15/2015	650	656
5.45%, 02/05/2013	390	394
6.88%, 04/25/2018	600	616
Merrill Lynch & Co., Inc. — Series C
6.40%, 08/28/2017	2,325	2,358
National Rural Utilities Cooperative Finance Corp.
2.63%, 09/16/2012	25	25
10.38%, 11/01/2018	250	358
Tyco International Finance SA
8.50%, 01/15/2019	100	129
Volkswagen International Finance NV
1.63%, 08/12/2013 — 144A	116	116
Diversified Telecommunication Services — 1.0%
America Movil SAB de CV
2.38%, 09/08/2016	421	420
AT&T Corp.
8.00%, 11/15/2031	27	38
AT&T, Inc.
4.45%, 05/15/2021	1,200	1,304
4.85%, 02/15/2014	400	435
5.35%, 09/01/2040	898	980
5.50%, 02/01/2018	300	348
6.30%, 01/15/2038	500	601
BellSouth Corp.
6.55%, 06/15/2034	500	594
6.88%, 10/15/2031	270	334
BellSouth Telecommunications, Inc.
6.30%, 12/15/2015	137	146
7.00%, 10/01/2025	300	364
British Telecommunications PLC
5.95%, 01/15/2018	200	222
9.88%, 12/15/2030	180	263
Centel Capital Corp.
9.00%, 10/15/2019	450	509
CenturyLink, Inc.
6.45%, 06/15/2021	540	541
7.60%, 09/15/2039	360	357
COX Enterprises, Inc.
7.38%, 07/15/2027 — 144A	200	240
Deutsche Telekom International Finance BV
6.00%, 07/08/2019	395	459
8.75%, 06/15/2030	330	465
France Telecom SA
2.75%, 09/14/2016 ^	350	357
8.50%, 03/01/2031	130	190
GTE Corp.
6.84%, 04/15/2018	1,792	2,133
8.75%, 11/01/2021	250	353
Qwest Corp.
6.75%, 12/01/2021 ^	1,296	1,378
Telecom Italia Capital SA
4.95%, 09/30/2014	250	246
6.18%, 06/18/2014	281	285
7.00%, 06/04/2018	250	260
Telefonica Emisiones SAU
5.46%, 02/16/2021	91	92
6.22%, 07/03/2017	650	690
6.42%, 06/20/2016	380	407
Verizon Communications, Inc.
4.75%, 11/01/2041	200	205
6.10%, 04/15/2018	411	492
8.75%, 11/01/2018 ^	1,000	1,351
8.95%, 03/01/2039	520	826
Verizon Global Funding Corp.
5.85%, 09/15/2035	175	209
7.75%, 12/01/2030	300	420
Verizon Maryland, Inc.
7.15%, 05/01/2023	600	645
Verizon Pennsylvania, Inc.
8.35%, 12/15/2030	240	321
Electric Utilities — 0.7%
AEP Texas Central Co.
6.65%, 02/15/2033	100	120
Alabama Power Co.
6.13%, 05/15/2038 ^	77	99
Alabama Power Co. — Series S
5.88%, 12/01/2022	370	449
Appalachian Power Co.
5.95%, 05/15/2033	50	56
6.38%, 04/01/2036	200	238
6.70%, 08/15/2037	225	277
Arizona Public Service Co.
5.05%, 09/01/2041	303	329
Carolina Power & Light Co.
3.00%, 09/15/2021	610	616
5.30%, 01/15/2019 ^	80	94
CenterPoint Energy Houston Electric LLC — Series U
7.00%, 03/01/2014	100	113
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	180	226
8.88%, 11/15/2018	200	268
Comision Federal de Electricidad
4.88%, 05/26/2021 — 144A	261	266
Consolidated Edison Co., of New York, Inc.
5.70%, 06/15/2040	154	191
Consumers Energy Co.
6.70%, 09/15/2019	100	126
Duke Energy Carolinas LLC
3.90%, 06/15/2021	260	284
4.30%, 06/15/2020 ^	156	176

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 82	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Electric Utilities (continued)
Duke Energy Carolinas LLC (continued)
6.45%, 10/15/2032	$100	$127
Duke Energy Corp.
3.55%, 09/15/2021	348	357
Duke Energy Indiana, Inc.
3.75%, 07/15/2020	200	213
Enel Finance International NV
5.13%, 10/07/2019 — 144A	450	436
Exelon Generation Co., LLC
4.00%, 10/01/2020	600	615
5.75%, 10/01/2041	86	97
Florida Power & Light Co.
5.13%, 06/01/2041	112	132
5.95%, 10/01/2033	150	190
Great Plains Energy, Inc.
4.85%, 06/01/2021	26	27
Indiana Michigan Power Co.
7.00%, 03/15/2019	338	411
Jersey Central Power & Light Co.
7.35%, 02/01/2019 ^	330	417
Kansas City Power & Light Co.
5.30%, 10/01/2041	1,040	1,060
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012	300	320
Massachusetts Electric Co.
5.90%, 11/15/2039 — 144A	55	66
MidAmerican Energy, Co.
5.30%, 03/15/2018	500	583
Nevada Power Co.
5.38%, 09/15/2040	52	60
6.50%, 08/01/2018	910	1,086
Nevada Power Co. — Series V
7.13%, 03/15/2019	100	124
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 — 144A	50	56
NiSource Finance Corp.
6.80%, 01/15/2019	604	722
Northern States Power Co.
5.35%, 11/01/2039	19	23
6.25%, 06/01/2036	100	133
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	775	939
Pacific Gas & Electric Co.
3.25%, 09/15/2021 ^	159	161
5.40%, 01/15/2040	42	49
6.05%, 03/01/2034	60	74
8.25%, 10/15/2018 ^	150	198
PacifiCorp
5.65%, 07/15/2018	100	119
6.25%, 10/15/2037	200	261
Pennsylvania Electric Co.
6.05%, 09/01/2017	150	171
Progress Energy, Inc.
4.40%, 01/15/2021	140	152
4.88%, 12/01/2019 ^	200	223
6.00%, 12/01/2039	50	62
7.75%, 03/01/2031	150	207
Public Service Co., of Colorado
3.20%, 11/15/2020	56	57
Public Service Co., of Oklahoma
5.15%, 12/01/2019	133	147
Public Service Electric & Gas Co.
2.70%, 05/01/2015	150	157
5.38%, 11/01/2039 ^	28	33
Southern California Edison Co.
5.50%, 03/15/2040	130	160
6.65%, 04/01/2029	300	384
Southern Co.
1.95%, 09/01/2016 ^	254	256
Southwestern Public Service Co. — Series G
8.75%, 12/01/2018	405	547
Wisconsin Electric Power Co.
2.95%, 09/15/2021 ^	26	26
Electronic Equipment & Instruments — 0.0% ∞
Arrow Electronics, Inc.
3.38%, 11/01/2015	35	35
6.00%, 04/01/2020	385	411
6.88%, 07/01/2013 — 06/01/2018	292	316
Energy Equipment & Services — 0.1%
ANR Pipeline Co.
9.63%, 11/01/2021	200	299
Halliburton Co.
6.15%, 09/15/2019 ^	70	86
Spectra Energy Capital LLC
6.20%, 04/15/2018	325	366
7.50%, 09/15/2038	125	162
8.00%, 10/01/2019	490	616
TransCanada PipeLines, Ltd.
6.50%, 08/15/2018	175	210
7.13%, 01/15/2019	400	508
Transocean, Inc.
6.50%, 11/15/2020	500	558
Food & Staples Retailing — 0.1%
CVS Caremark Corp.
4.13%, 05/15/2021 ^	360	384
6.13%, 09/15/2039	150	182
Kroger Co.
5.40%, 07/15/2040	51	55
6.15%, 01/15/2020	300	360
7.50%, 04/01/2031	100	130
8.00%, 09/15/2029	175	235
Food Products — 0.2%
Bunge, Ltd. Finance Corp.
5.88%, 05/15/2013	400	421
8.50%, 06/15/2019	310	379
Cargill, Inc.
6.00%, 11/27/2017 — 144A	220	260
7.35%, 03/06/2019 — 144A ^	250	316
Kraft Foods, Inc.
5.38%, 02/10/2020	609	702
6.13%, 08/23/2018	225	268
6.50%, 08/11/2017	1,171	1,399
Gas Utilities — 0.1%
AGL Capital Corp.
4.45%, 04/15/2013	300	313
5.25%, 08/15/2019	100	112
Atmos Energy Corp.
4.95%, 10/15/2014	200	220
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	352	370
5.95%, 01/15/2014	150	163
6.13%, 11/01/2017	630	718

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 83	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Health Care Providers & Services — 0.0% ∞
Medco Health Solutions, Inc.
2.75%, 09/15/2015	$140	$141
7.13%, 03/15/2018	250	298
Household Durables — 0.0% ∞
Newell Rubbermaid, Inc.
4.70%, 08/15/2020	183	188
Independent Power Producers & Energy Traders — 0.1%
PSEG Power LLC
4.15%, 09/15/2021 ^	417	428
5.13%, 04/15/2020 ^	151	164
5.32%, 09/15/2016 ^	800	891
5.50%, 12/01/2015	100	111
Southern Power Co.
5.15%, 09/15/2041	360	377
Industrial Conglomerates — 0.1%
Danaher Corp.
3.90%, 06/23/2021	261	281
Eaton Corp.
7.63%, 04/01/2024	500	673
Koninklijke Philips Electronics NV
7.20%, 06/01/2026	500	651
Tyco International, Ltd.
7.00%, 12/15/2019	325	403
Insurance — 0.7%
ACE INA Holdings, Inc.
5.60%, 05/15/2015	425	474
Aflac, Inc.
6.45%, 08/15/2040	108	115
8.50%, 05/15/2019	235	295
AIG SunAmerica Global Financing X
6.90%, 03/15/2032 — 144A	350	381
Allstate Corp.
5.00%, 08/15/2014	70	77
7.45%, 05/16/2019	100	124
AON Corp.
3.13%, 05/27/2016	235	239
3.50%, 09/30/2015	46	48
6.25%, 09/30/2040 ^	83	99
Berkshire Hathaway Finance Corp.
2.45%, 12/15/2015	187	194
5.40%, 05/15/2018 ^	2,000	2,287
5.75%, 01/15/2040	100	115
Berkshire Hathaway, Inc.
3.75%, 08/15/2021 ^	727	746
CNA Financial Corp.
5.85%, 12/15/2014	200	212
5.88%, 08/15/2020	282	286
Jackson National Life Global Funding
4.70%, 06/01/2018 — 144A	800	855
5.38%, 05/08/2013 — 144A	950	1,003
Lincoln National Corp.
4.85%, 06/24/2021	58	57
MetLife Institutional Funding II
1.27%, 04/04/2014 — 144A *	230	229
Metropolitan Life Global Funding I
2.00%, 01/10/2014 — 144A	200	201
2.50%, 01/11/2013 — 144A	870	884
3.65%, 06/14/2018 — 144A	520	524
5.13%, 06/10/2014 — 144A	300	324
Nationwide Mutual Insurance Co.
6.60%, 04/15/2034 — 144A	260	242
9.38%, 08/15/2039 — 144A	1,425	1,748
New York Life Global Funding
3.00%, 05/04/2015 — 144A ^	600	623
4.65%, 05/09/2013 — 144A	150	158
Pacific Life Global Funding
5.00%, 05/15/2017 — 144A	100	106
5.15%, 04/15/2013 — 144A	280	294
Principal Life Income Funding Trusts
5.10%, 04/15/2014	385	415
5.30%, 12/14/2012 — 04/24/2013	510	537
Prudential Insurance Co. of America
8.30%, 07/01/2025 — 144A	900	1,122
Travelers Property Casualty Corp.
7.75%, 04/15/2026	450	594
IT Services — 0.0% ∞
International Business Machines Corp.
1.95%, 07/22/2016	264	270
8.00%, 10/15/2038	100	156
Machinery — 0.0% ∞
Caterpillar, Inc.
7.90%, 12/15/2018 ^	250	332
Media — 0.6%
CBS Corp.
5.50%, 05/15/2033	150	156
5.75%, 04/15/2020	63	71
7.88%, 07/30/2030	130	172
8.88%, 05/15/2019	100	129
Comcast Cable Communications LLC
8.88%, 05/01/2017 ^	250	322
Comcast Cable Holdings LLC
10.13%, 04/15/2022 ^	414	598
Comcast Corp.
5.85%, 11/15/2015	300	343
6.45%, 03/15/2037	100	120
6.50%, 11/15/2035	100	119
COX Communications, Inc.
5.45%, 12/15/2014	50	56
DIRECTV Holdings LLC
4.60%, 02/15/2021 ^	400	425
6.00%, 08/15/2040	700	798
6.38%, 03/01/2041	240	287
Discovery Communications LLC
4.38%, 06/15/2021 ^	344	361
Historic TW, Inc.
9.15%, 02/01/2023	200	278
NBCUniversal Media LLC
4.38%, 04/01/2021	1,000	1,062
5.95%, 04/01/2041	210	245
News America, Inc.
6.20%, 12/15/2034	250	272
6.65%, 11/15/2037	600	692
7.25%, 05/18/2018	155	183
7.30%, 04/30/2028	130	149
7.70%, 10/30/2025	300	364
8.88%, 04/26/2023	200	258
TCI Communications, Inc.
7.13%, 02/15/2028	100	123
8.75%, 08/01/2015	700	863
Thomson Reuters Corp.
3.95%, 09/30/2021	1,005	1,032
4.70%, 10/15/2019 ^	75	81
Time Warner Cable, Inc.
5.50%, 09/01/2041	388	417

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 84	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Media (continued)
Time Warner Cable, Inc. (continued)
6.55%, 05/01/2037	$700	$824
6.75%, 07/01/2018	40	48
7.30%, 07/01/2038	90	116
8.25%, 02/14/2014 — 04/01/2019	930	1,131
8.75%, 02/14/2019	380	494
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	250	339
Time Warner, Inc.
4.75%, 03/29/2021	140	152
5.38%, 10/15/2041	112	118
6.20%, 03/15/2040	100	117
6.25%, 03/29/2041	87	103
7.63%, 04/15/2031	300	386
7.70%, 05/01/2032	100	130
Metals & Mining — 0.1%
BHP Billiton Finance USA, Ltd.
6.50%, 04/01/2019 ^	270	330
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020 ^	80	82
3.75%, 09/20/2021 ^	941	977
8.95%, 05/01/2014	400	474
Multiline Retail — 0.0% ∞
Kohl’s Corp.
4.00%, 11/01/2021	262	268
Nordstrom, Inc.
4.00%, 10/15/2021	301	311
Target Corp.
7.00%, 01/15/2038	140	193
Multi-Utilities — 0.1%
CenterPoint Energy, Inc.
6.50%, 05/01/2018 ^	180	210
Dominion Resources, Inc.
4.90%, 08/01/2041	103	113
6.00%, 11/30/2017	450	529
6.40%, 06/15/2018	170	204
Sempra Energy
2.00%, 03/15/2014	110	111
6.00%, 10/15/2039	150	188
8.90%, 11/15/2013	180	205
9.80%, 02/15/2019	300	415
Xcel Energy, Inc.
4.70%, 05/15/2020 ^	50	56
4.80%, 09/15/2041	116	126
Office Electronics — 0.0% ∞
Xerox Corp.
4.50%, 05/15/2021 ^	80	83
6.75%, 02/01/2017	330	382
8.25%, 05/15/2014	90	102
Oil, Gas & Consumable Fuels — 0.4%
AGL Capital Corp.
3.50%, 09/15/2021	601	594
Alberta Energy Co., Ltd.
7.38%, 11/01/2031	500	617
Anadarko Holding Co.
7.15%, 05/15/2028	52	61
Anadarko Petroleum Corp.
7.63%, 03/15/2014	400	451
8.70%, 03/15/2019 ^	150	196
Apache Corp.
6.90%, 09/15/2018	180	230
BG Energy Capital PLC
5.13%, 10/15/2041 — 144A	200	209
ConocoPhillips
6.00%, 01/15/2020	105	130
6.65%, 07/15/2018	350	431
EnCana Corp.
6.50%, 05/15/2019 — 08/15/2034	610	732
ENI SpA
5.70%, 10/01/2040 — 144A	900	976
EOG Resources, Inc.
4.10%, 02/01/2021	300	326
Occidental Petroleum Corp.
1.75%, 02/15/2017 ^	208	209
Petro-Canada
5.35%, 07/15/2033	100	104
6.05%, 05/15/2018	312	368
7.88%, 06/15/2026	100	124
Schlumberger Investment SA
3.30%, 09/14/2021 — 144A	344	352
Shell International Finance BV
3.10%, 06/28/2015 ^	478	509
4.30%, 09/22/2019 ^	300	336
4.38%, 03/25/2020 ^	410	467
6.38%, 12/15/2038	100	137
Statoil ASA
3.13%, 08/17/2017 ^	200	215
Suncor Energy, Inc.
6.10%, 06/01/2018	250	296
Talisman Energy, Inc.
7.75%, 06/01/2019	385	479
Tosco Corp.
7.80%, 01/01/2027	160	223
8.13%, 02/15/2030	230	331
Total Capital SA
2.30%, 03/15/2016	400	412
4.13%, 01/28/2021 ^	82	89
Transocean, Inc.
7.50%, 04/15/2031	200	219
Pharmaceuticals — 0.0% ∞
Pharmacia Corp.
6.50%, 12/01/2018	260	326
Real Estate Investment Trusts — 0.2%
CommonWealth REIT
5.88%, 09/15/2020 ^	400	396
6.25%, 08/15/2016	100	106
6.65%, 01/15/2018	215	230
ERP Operating, LP
5.25%, 09/15/2014 ^	860	927
5.75%, 06/15/2017	120	134
HCP, Inc.
5.38%, 02/01/2021	105	108
Simon Property Group, LP
4.38%, 03/01/2021 ^	210	217
5.65%, 02/01/2020 ^	247	276
6.13%, 05/30/2018	280	321
6.75%, 05/15/2014	50	56
10.35%, 04/01/2019	220	299
WEA Finance LLC
6.75%, 09/02/2019 — 144A	580	655
7.13%, 04/15/2018 — 144A	60	68

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 85	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021	$176	$179
3.60%, 09/01/2020	125	129
4.70%, 10/01/2019	75	83
5.40%, 06/01/2041	175	199
5.65%, 05/01/2017	387	445
5.75%, 03/15/2018 — 05/01/2040	1,000	1,173
7.29%, 06/01/2036	90	126
Canadian National Railway Co.
5.85%, 11/15/2017	180	215
CSX Corp.
4.25%, 06/01/2021	65	70
6.25%, 04/01/2015 — 03/15/2018	285	335
7.38%, 02/01/2019 ^	350	443
7.90%, 05/01/2017	400	499
Norfolk Southern Corp.
6.00%, 03/15/2105 — 05/23/2111	686	789
Ryder System, Inc.
3.60%, 03/01/2016	132	137
Union Pacific Corp.
4.16%, 07/15/2022	306	324
5.78%, 07/15/2040	300	354
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp.
3.30%, 10/01/2021	586	605
4.80%, 10/01/2041	535	584
National Semiconductor Corp.
3.95%, 04/15/2015	500	539
6.60%, 06/15/2017	200	243
Software — 0.0% ∞
Intuit, Inc.
5.75%, 03/15/2017	70	79
Microsoft Corp.
1.63%, 09/25/2015	390	399
4.50%, 10/01/2040	70	77
Oracle Corp.
5.00%, 07/08/2019	100	117
5.38%, 07/15/2040 — 144A	123	147
6.50%, 04/15/2038	200	270
Specialty Retail — 0.1%
Gap, Inc.
5.95%, 04/12/2021	913	868
Lowe’s Cos., Inc.
7.11%, 05/15/2037	120	163
Staples, Inc.
9.75%, 01/15/2014	80	92
Water Utilities — 0.0% ∞
American Water Capital Corp.
6.09%, 10/15/2017	780	910
Wireless Telecommunication Services — 0.0% ∞
Crown Castle Towers LLC
3.21%, 08/15/2015 — 144A	290	293
Vodafone Group PLC
5.45%, 06/10/2019 ^	75	88

Total Corporate Debt Securities (cost $244,017)		252,804

		Value
	Shares	(000’s)

SECURITIES LENDING COLLATERAL —6.9%
State Street Navigator Securities Lending
Trust — Prime Portfolio, 0.23% ▲	152,334,898	$152,335
Total Securities Lending Collateral (cost $152,335)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT —8.2%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $182,007 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 2.35% —4.00%, due 08/01/2026 —11/25/2038, with a total value of $185,648.	$182,007	$182,007
Total Repurchase Agreement (cost $182,007)

Total Investment Securities (cost $2,299,479) П		2,360,037
Other Assets and Liabilities — Net		(151,254)

Net Assets		$2,208,783

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 86	Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $149,248.

▲	Rate shown reflects the yield at 10/31/2011.

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

Ә	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total fair value of $5,873, or 0.27%, of the fund’s net assets.

∞	Percentage rounds to less than 0.1%.

П	Aggregate cost for federal income tax purposes is $2,299,479. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $69,533 and $8,975, respectively. Net unrealized appreciation for tax purposes is $60,558.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $135,455, or 6.13%, of the fund’s net assets.

IO	Interest Only

PO	Principal Only

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

STRIPS	Separate Trading of Registered Interest and Principal of Securities
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Asset-Backed Securities	$—	$58,235	$—	$58,235
Corporate Debt Securities	—	252,804	—	252,804
Foreign Government Obligations	—	30,453	—	30,453
Mortgage-Backed Securities	—	189,399	—	189,399
Municipal Government Obligations	—	3,169	—	3,169
Repurchase Agreement	—	182,007	—	182,007
Securities Lending Collateral	152,335	—	—	152,335
U.S. Government Agency Obligations	—	1,074,892	—	1,074,892
U.S. Government Obligations	—	416,743	—	416,743

Total	$152,335	$2,207,702	$—	$2,360,037

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 87	Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

FOREIGN GOVERNMENT OBLIGATIONS — 70.8%
Australia — 1.3%
New South Wales Treasury Corp.
5.50%, 03/01/2017	AUD5,550	$6,080
Belgium — 2.5%
Belgium Government Bond
4.00%, 03/28/2018	lEUR7,480	10,352
4.25%, 09/28/2021	1,000	1,371
Brazil — 0.7%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2013	BRL5,480	3,176
Canada — 5.0%
Canadian Government Bond
1.75%, 03/01/2013	CAD12,000	12,163
2.50%, 06/01/2015	5,200	5,429
3.25%, 06/01/2021	2,500	2,706
5.00%, 06/01/2037	890	1,210
5.75%, 06/01/2033	1,283	1,858
Denmark — 0.9%
Denmark Government Bond
4.00%, 11/15/2019	DKK20,650	4,412
France — 6.9%
Caisse D’amortissement de La Dette Sociale
3.75%, 09/08/2014 — 10/25/2020	EUR2,520	3,875
France Government Bond OAT
2.50%, 10/25/2020	13,300	17,677
4.50%, 04/25/2041	2,000	3,060
5.75%, 10/25/2032	4,678	8,174
Germany — 5.4%
Bundesobligation
2.75%, 04/08/2016	5,100	7,572
Bundesrepublik Deutschland
3.25%, 07/04/2021	6,400	9,800
4.75%, 07/04/2034	4,570	8,276
Indonesia — 0.6%
Indonesia Treasury Bond
9.00%, 09/15/2013	IDR24,000,000	2,901
Italy — 7.6%
Italy Buoni Poliennali Del Tesoro
4.00%, 09/01/2020 — 02/01/2037	EUR16,380	18,648
4.25%, 08/01/2014	5,200	6,977
5.00%, 08/01/2034	1,600	1,778
5.25%, 08/01/2017	6,300	8,452
Japan — 23.8%
10-Year Japan Government Bond
1.10%, 06/20/2021	JPY2,170,000	27,896
Japan Government Bond
1.30%, 03/20/2015	2,354,000	31,160
2.10%, 12/20/2026 — 09/20/2028	2,562,000	35,063
2.20%, 09/20/2039 — 03/20/2041	1,440,000	19,389
Korea, Republic of — 0.7%
Korea Treasury Bond
4.00%, 06/10/2012	KRW3,600,000	3,258
Mexico — 1.0%
United Mexican States
10.00%, 12/05/2024	MXN50,000	4,920
Netherlands — 3.5%
Netherlands Government Bond
3.25%, 07/15/2021	EUR6,880	10,167
3.75%, 07/15/2014 — 01/15/2042	4,425	6,761
Philippines — 0.5%
Republic of The Philippines
8.75%, 03/03/2013	PHP85,000	2,173
South Africa — 2.3%
Republic of South Africa
13.50%, 09/15/2015	ZAR69,000	10,718
Spain — 3.6%
Spain Government Bond
3.80%, 01/31/2017	EUR5,400	7,110
4.25%, 01/31/2014	1,300	1,803
4.60%, 07/30/2019	4,340	5,775
4.90%, 07/30/2040	2,280	2,578
Sweden — 0.5%
Sweden Government Bond
4.50%, 08/12/2015	SEK14,000	2,387
United Kingdom — 4.0%
United Kingdom Gilt
3.75%, 09/07/2020	GBP600	1,076
4.25%, 06/07/2032	5,315	9,861
4.50%, 12/07/2042	4,240	8,263

Total Foreign Government Obligations (cost $330,887)		336,305

MORTGAGE-BACKED SECURITY — 0.7%
Spain — 0.7%
Union de Creditos Inmobiliarios
Series 15, Class A
1.67%, 12/18/2048 *	EUR3,604	3,536
Total Mortgage-Backed Security (cost $4,886)

CORPORATE DEBT SECURITIES — 23.6%
Australia — 0.5%
Suncorp-Metway, Ltd.
4.00%, 01/16/2014	GBP1,290	2,205
Denmark — 1.0%
FIH Erhvervsbank A/S
2.13%, 03/21/2013	EUR3,400	4,745
Finland — 0.9%
Nordea Bank Finland PLC
2.25%, 11/16/2015	3,100	4,295
France — 3.7%
BNP Paribas Home Loan SFH
3.00%, 07/23/2013	3,500	4,906
Cie de Financement Foncier
4.75%, 06/25/2015	2,600	3,846
Credit Agricole Home Loan SFH
3.50%, 07/21/2014	3,300	4,690
GCE Covered Bonds
2.75%, 01/14/2015	3,100	4,304
Germany — 2.7%
Kreditanstalt fuer Wiederaufbau
2.60%, 06/20/2037	JPY170,000	2,459
5.50%, 12/07/2015	GBP5,650	10,498
Netherlands — 3.1%
Fortis Bank Nederland NV
3.38%, 05/19/2014	EUR3,200	4,637
ING Bank NV
3.00%, 09/30/2014	2,850	4,051
LeasePlan Corp. NV
3.25%, 05/22/2014	3,750	5,410
Norway — 1.9%
DnB NOR Boligkreditt
4.13%, 02/01/2013 — Reg S	3,300	4,704
Sparebanken Vest Boligkreditt AS
2.50%, 06/09/2015	3,100	4,322
Supranational — 4.6%
European Investment Bank
1.40%, 06/20/2017	JPY1,196,000	15,996
4.25%, 10/15/2014	EUR4,175	6,225

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 88	Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Sweden — 2.0%
Swedbank Hypotek AB
2.50%, 01/21/2013 — 06/15/2015	EUR6,850	$9,573
United Kingdom — 3.2%
Abbey National Treasury Services PLC
3.38%, 06/08/2015	2,800	3,885
Bank of Scotland PLC
3.25%, 01/25/2013	1,200	1,679
3.88%, 01/15/2014	1,500	2,129
Barclays Bank PLC
3.63%, 04/13/2016	2,700	3,874
Royal Bank of Scotland PLC
4.00%, 03/15/2016 — Reg S	2,700	3,861

Total Corporate Debt Securities (cost $107,057)		112,294

SHORT-TERM FOREIGN GOVERNMENT OBLIGATION — 0.3%
France — 0.3%
France Treasury Bill BTF
0.63% ▲, 12/15/2011 γ	928	1,283
Total Short-Term Foreign Government Obligation (cost $1,293)

REPURCHASE AGREEMENT — 4.1%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $19,466 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, with a value of $19,857.	$19,466	$19,466
Total Repurchase Agreement (cost $19,466)

Total Investment Securities (cost $463,589) П		472,884
Other Assets and Liabilities — Net		2,408

Net Assets		$475,292

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)

Foreign Government Obligation	71 .1%	$336,305
Commercial Banks	19 .2	90,707
Diversified Financial Services	4 .1	19,383
Mortgage-Backed Security	0 .7	3,536
Insurance	0.5	2,204

Investment Securities, at Value	95.6	452,135
Short-Term Investments	4.4	20,749

Total Investments	100.0%	$472,884
FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts ┌	Expiration Date	(000’s)

10-Year Japan Government Bond	Long	23	12/09/2011	$(153)
3-Year Australian Treasury Bond	Long	4	12/15/2011	(5)
German Euro BOBL	Short	(91)	12/08/2011	9
German Euro Bund	Short	(63)	12/08/2011	129
German Euro Schatz	Short	(113)	12/08/2011	38
U.K. Long Gilt Bond	Long	56	12/28/2011	51

				$69

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 89	Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Australian Dollar	DUB	4,882	12/08/2011	$5,121	$393
Euro	DUB	(3,540)	12/08/2011	(4,896)	(168)
Australian Dollar	HSBC	677	12/08/2011	710	60
Norwegian Krone	HSBC	(3,778)	12/08/2011	677	(27)
Australian Dollar	DUB	2,449	12/08/2011	2,568	90
Euro	DUB	(1,812)	12/08/2011	(2,507)	(28)
Australian Dollar	RBC	2,446	12/08/2011	2,565	157
Canadian Dollar	RBC	(2,483)	12/08/2011	(2,489)	(81)
Canadian Dollar	DUB	2,562	12/08/2011	2,568	48
Australian Dollar	DUB	(2,426)	12/08/2011	(2,545)	(24)
Euro	DUB	1,757	12/08/2011	2,430	75
Japanese Yen	DUB	(180,275)	12/08/2011	(2,308)	47
Euro	CITI	1,113	12/08/2011	1,540	46
Japanese Yen	CITI	(114,345)	12/08/2011	(1,464)	30
Euro	RBC	1,730	12/08/2011	2,393	34
Japanese Yen	RBC	(181,883)	12/08/2011	(2,328)	31
Euro	RBC	1,928	12/08/2011	2,667	24
Japanese Yen	RBC	(204,671)	12/08/2011	(2,620)	22
Euro	DUB	2,512	12/08/2011	3,474	34
Australian Dollar	DUB	(3,394)	12/08/2011	(3,560)	(119)
Euro	WBC	1,584	12/08/2011	2,190	88
Japanese Yen	WBC	(159,901)	12/08/2011	(2,047)	55
Euro	BCLY	1,409	12/08/2011	1,949	21
Japanese Yen	BCLY	(149,319)	12/08/2011	(1,911)	17
Euro	UBS	2,615	12/08/2011	3,617	35
Australian Dollar	UBS	(3,523)	12/08/2011	(3,696)	(114)
Japanese Yen	UBS	39,844	12/08/2011	510	(8)
Euro	UBS	(378)	12/08/2011	(524)	(5)
Japanese Yen	BNP	36,981	12/08/2011	473	(13)
Euro	BNP	(349)	12/08/2011	(482)	4
Japanese Yen	RBC	177,478	12/08/2011	2,272	(23)
Euro	RBC	(1,674)	12/08/2011	(2,315)	(20)
Japanese Yen	CITI	211,347	12/08/2011	2,705	(41)
Euro	CITI	(2,064)	12/08/2011	(2,855)	(108)
Japanese Yen	BCLY	77,081	12/08/2011	987	(18)
Euro	BCLY	(756)	12/08/2011	(1,046)	(41)
Japanese Yen	UBS	142,319	12/08/2011	1,822	(55)
Euro	UBS	(1,323)	12/08/2011	(1,830)	46
Japanese Yen	SSB	106,208	12/08/2011	1,360	(36)
Euro	SSB	(1,005)	12/08/2011	(1,390)	5
Japanese Yen	CITI	111,967	12/08/2011	1,433	(24)
Euro	CITI	(1,081)	12/08/2011	(1,495)	(38)
Japanese Yen	RBC	203,546	12/08/2011	2,606	(48)
Euro	RBC	(1,906)	12/08/2011	(2,637)	16
Norwegian Krone	CSFB	11,295	12/08/2011	2,024	(13)
Euro	CSFB	(1,472)	12/08/2011	(2,036)	2
Pound Sterling	BCLY	1,394	12/08/2011	2,240	34
Euro	BCLY	(1,595)	12/08/2011	(2,207)	w
Pound Sterling	UBS	485	12/08/2011	779	1
Euro	UBS	(550)	12/08/2011	(761)	17

					$380

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 90	Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS:

				Amount in U.S.	Net Unrealized
		Contracts		Dollars Bought	Appreciation
		Bought (Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Australian Dollar	GSC	(5,457)	12/08/2011	$(5,191)	$(534)
Brazilian Real	DUB	(5,830)	12/08/2011	(3,098)	(267)
Canadian Dollar	BNP	(12,167)	12/08/2011	(11,752)	(444)
Canadian Dollar	GSC	6,338	12/08/2011	6,017	336
Danish Krone	GSC	(1,761)	12/08/2011	(315)	(12)
Euro	BNP	(3,700)	12/08/2011	(4,927)	(191)
Euro	HSBC	1,146	12/08/2011	1,596	(11)
Euro	CSFB	1,383	12/08/2011	1,925	(12)
Euro	CITI	(961)	12/08/2011	(1,319)	(10)
Euro	BNP	(14,000)	12/08/2011	(18,808)	(556)
Euro	SSB	(692)	12/08/2011	(940)	(17)
Euro	DUB	(2,159)	12/08/2011	(2,867)	(119)
Euro	GSC	(17,516)	12/08/2011	(23,315)	(912)
Indonesian Rupiah	UBS	(26,299,412)	12/08/2011	(2,870)	(90)
Japanese Yen	CITI	116,200	12/08/2011	1,515	(28)
Japanese Yen	BCLY	3,217,827	12/08/2011	41,907	(715)
Japanese Yen	TDB	3,217,827	12/08/2011	41,926	(734)
Japanese Yen	SSB	78,758	12/08/2011	1,029	(21)
Japanese Yen	BNP	68,587	12/08/2011	901	(23)
Japanese Yen	BNP	80,836	12/08/2011	1,049	(14)
Mexican Peso	UBS	(59,633)	12/08/2011	(4,322)	(136)
Norwegian Krone	RBC	30,342	12/08/2011	5,147	291
Norwegian Krone	BNP	(8,006)	12/08/2011	(1,347)	(88)
Philippine Peso	UBS	(75,912)	12/08/2011	(1,730)	(47)
Pound Sterling	HSBC	1,516	12/08/2011	2,318	118
Pound Sterling	GSC	2,593	12/08/2011	4,006	161
Pound Sterling	HSBC	585	12/08/2011	906	34
Pound Sterling	BNP	1,200	12/08/2011	1,851	77
Pound Sterling	CSFB	477	12/08/2011	763	4
Pound Sterling	BCLY	(1,760)	12/08/2011	(2,727)	(102)
Pound Sterling	DUB	1,223	12/08/2011	1,918	47
Republic of Korea Won	BCLY	(3,369,150)	12/08/2011	(2,829)	(211)
South African Rand	UBS	(81,239)	12/08/2011	(10,032)	(148)
Swedish Krona	UBS	(14,446)	12/08/2011	(2,100)	(112)

					$(4,486)

Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures(1)
Counterparty	(000’s)	(000’s)	(000’s)

BCLY	$(1,015)	$—	$(1,015)
BNP	(1,248)	—	(1,248)
CITI	(173)	—	(173)
CSFB	(19)	—	(19)
DUB	14	—	14
GSC	(961)	—	(961)
HSBC	174	—	174
RBC	403	—	403
SSB	(69)	—	(69)
TDB	(734)	—	(734)
UBS	(621)	—	(621)
WBC	143	—	143

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default .

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 91	Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

▲	Rate shown reflects the yield at 10/31/2011.

g	A portion of this security in the amount of $1,283 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

∏	Aggregate cost for federal income tax purposes is $464,149. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $19,597 and $10,862, respectively. Net unrealized depreciation for tax purposes is $8,735.

┌	Contract amounts are not in thousands.

♦	Amount rounds to less than 1.

DEFINITIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas Bank
CITI	Citigroup ,Inc
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
GSC	Goldman Sachs International
HSBC	HSBC Bank USA
RBC	Royal Bank of Canada
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS AG London
WBC	Westpac Banking Corporation

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippines Peso
SEK	Swedish Krona
ZAR	South African Rand
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Corporate Debt Securities	$—	$112,294	$—	$112,294
Foreign Government Obligations	—	336,305	—	336,305
Mortgage-Backed Security	—	3,536	—	3,536
Repurchase Agreement	—	19,466	—	19,466
Short-Term Foreign Government Obligation	—	1,283	—	1,283

Total	$—	$472,884	$—	$472,884

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011

Futures Contracts — Appreciation	$227	$—	$—	$227
Futures Contracts — Depreciation	$(158)	$—	$—	$(158)
Forward Currency Contracts — Appreciation	—	2,500	—	2,500
Forward Currency Contracts — Depreciation	—	(6,606)	—	(6,606)

Total	$69	$(4,106)	$—	$(4,037)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 92	Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 91.8%
Aerospace & Defense — 2.1%
Honeywell International, Inc. ⌂	5,270	$276
Huntington Ingalls Industries, Inc. ‡ ⌂	17,238	509
United Technologies Corp. ⌂	20,640	1,609
Auto Components — 1.1%
Johnson Controls, Inc. ⌂	38,530	1,269
Automobiles — 0.8%
General Motors Co. ‡ ⌂	33,460	865
Beverages — 3.4%
Coca-Cola Co. ⌂	10,570	722
Coca-Cola Enterprises, Inc. ⌂	31,260	838
Dr. Pepper Snapple Group, Inc. ⌂	30,470	1,142
PepsiCo, Inc. ⌂	17,790	1,120
Biotechnology — 2.4%
Biogen Idec, Inc. ‡ ⌂	11,360	1,322
Celgene Corp. ‡ ⌂	18,680	1,211
Dendreon Corp. ‡ ⌂	19,440	213
Capital Markets — 1.5%
Goldman Sachs Group, Inc. ⌂	3,800	416
Invesco, Ltd.	6,430	129
Morgan Stanley ⌂	17,570	310
State Street Corp. ⌂	10,290	416
TD Ameritrade Holding Corp.	23,370	392
Chemicals — 3.8%
Air Products & Chemicals, Inc. ⌂	17,700	1,525
E.I. du Pont de Nemours & Co. ⌂	47,260	2,271
Georgia Gulf Corp. ‡ ⌂	29,060	526
Commercial Banks — 1.2%
Fifth Third Bancorp ⌂	33,530	403
Regions Financial Corp. ⌂	38,420	151
Wells Fargo & Co. ⌂	23,550	610
Zions Bancorporation ⌂	11,800	205
Communications Equipment — 1.5%
Cisco Systems, Inc. ⌂	40,220	745
Juniper Networks, Inc. ‡ ⌂	16,930	414
QUALCOMM, Inc. ⌂	10,010	517
Computers & Peripherals — 2.5%
Apple, Inc. ‡ ⌂	5,440	2,202
SanDisk Corp. ‡ ⌂	12,000	608
Construction & Engineering — 1.1%
Fluor Corp. ⌂	22,470	1,277
Consumer Finance — 0.6%
Capital One Financial Corp.	14,710	672
Diversified Consumer Services — 0.2%
ITT Educational Services, Inc. ‡	3,680	228
Diversified Financial Services — 0.5%
Bank of America Corp. ⌂	30,960	211
Citigroup, Inc.	12,439	393
Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc. ⌂	20,760	768
Electric Utilities — 5.1%
American Electric Power Co., Inc.	24,780	973
Nextera Energy, Inc. ⌂	33,540	1,892
Northeast Utilities ⌂	29,220	1,010
NV Energy, Inc. ⌂	114,960	1,844
Electrical Equipment — 0.5%
Emerson Electric Co.	11,910	573
Electronic Equipment & Instruments — 0.6%
Corning, Inc. ⌂	16,680	238
TE Connectivity, Ltd. ⌂	12,810	456
Energy Equipment & Services — 1.2%
Baker Hughes, Inc.	8,140	472
National Oilwell Varco, Inc. ⌂	5,050	360
Schlumberger, Ltd. ⌂	7,820	575
Food Products — 4.9%
Archer-Daniels-Midland Co. ⌂	23,700	686
Campbell Soup Co. ⌂	41,680	1,386
ConAgra Foods, Inc. ⌂	31,380	795
General Mills, Inc. ⌂	15,580	600
Kraft Foods, Inc. — Class A ⌂	57,840	2,035
Gas Utilities — 0.3%
AGL Resources, Inc.	7,220	303
Health Care Equipment & Supplies — 2.2%
Becton, Dickinson and Co.	6,250	489
Covidien PLC ⌂	31,610	1,487
St. Jude Medical, Inc. ⌂	12,150	474
Hotels, Restaurants & Leisure — 1.1%
Carnival Corp. ⌂	26,820	945
Marriott International, Inc. — Class A	8,460	266
Household Durables — 0.1%
NVR, Inc. ‡ ⌂	90	58
Household Products — 2.5%
Colgate-Palmolive Co. ⌂	5,610	507
Procter & Gamble Co. ⌂	36,630	2,344
Independent Power Producers & Energy Traders — 0.3%
Calpine Corp. ‡	21,710	329
Industrial Conglomerates — 1.5%
Textron, Inc.	12,120	235
Tyco International, Ltd. ⌂	31,690	1,444
Insurance — 6.3%
ACE, Ltd. ⌂	31,150	2,248
Aflac, Inc. ⌂	18,460	832
Allstate Corp. ⌂	16,700	440
Axis Capital Holdings, Ltd.	11,580	363
Everest RE Group, Ltd. ⌂	9,680	870
MetLife, Inc. ⌂	27,870	980
PartnerRe, Ltd. ⌂	2,480	154
Prudential Financial, Inc. ⌂	23,600	1,279
Internet & Catalog Retail — 2.0%
Amazon.com, Inc. ‡ ⌂	10,590	2,261
IT Services — 1.1%
Cognizant Technology Solutions Corp. — Class A ‡ ⌂	12,010	874
Genpact, Ltd. ‡ ⌂	26,340	425
Machinery — 1.8%
PACCAR, Inc. ⌂	45,790	1,980
Media — 5.9%
CBS Corp. — Class B ⌂	99,630	2,571
Discovery Communications, Inc. — Series A ‡ ⌂	18,300	795
DISH Network Corp. — Class A ‡	7,330	177
Time Warner, Inc. ⌂	88,880	3,110
Metals & Mining — 1.5%
Alcoa, Inc. ⌂	90,500	974
Freeport-McMoRan Copper & Gold, Inc. ⌂	18,690	752
Multi-Utilities — 2.0%
CenterPoint Energy, Inc. ⌂	15,490	323
Dominion Resources, Inc.	7,360	380
DTE Energy Co.	3,010	157
Sempra Energy ⌂	27,080	1,454

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 93	Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Oil, Gas & Consumable Fuels — 1.7%
Devon Energy Corp. ⌂	6,850	$445
Occidental Petroleum Corp. ⌂	7,170	666
Pioneer Natural Resources Co.	4,290	360
Southwestern Energy Co. ‡ ⌂	11,670	491
Pharmaceuticals — 2.6%
Abbott Laboratories ⌂	19,800	1,067
Merck & Co., Inc. ⌂	46,860	1,617
Mylan, Inc. ‡	15,960	312
Real Estate Investment Trusts — 9.4%
Apartment Investment & Management Co. — Class A	18,030	445
AvalonBay Communities, Inc.	4,430	592
Boston Properties, Inc.	4,140	410
BRE Properties, Inc.	7,990	400
Camden Property Trust ⌂	9,930	602
CubeSmart	63,700	625
Duke Realty Corp.	24,650	303
Dupont Fabros Technology, Inc. ⌂	15,220	316
HCP, Inc. ⌂	12,450	496
Kimco Realty Corp. ⌂	35,250	616
Macerich Co.	14,620	727
Mack-Cali Realty Corp. ⌂	18,000	505
Pebblebrook Hotel Trust	26,300	500
Post Properties, Inc.	14,150	581
Regency Centers Corp.	4,000	164
Senior Housing Properties Trust ⌂	21,780	489
Simon Property Group, Inc. ⌂	11,930	1,533
SL Green Realty Corp.	10,110	697
Ventas, Inc.	11,410	635
Road & Rail — 3.6%
CSX Corp. ⌂	78,550	1,744
Norfolk Southern Corp. ⌂	16,010	1,185
Union Pacific Corp. ⌂	11,590	1,154
Semiconductors & Semiconductor Equipment — 5.7%
Analog Devices, Inc. ⌂	27,800	1,017
Applied Materials, Inc. ⌂	20,150	248
Broadcom Corp. — Class A ‡ ⌂	50,410	1,819
Freescale Semiconductor Holdings I, Ltd. ‡ ⌂	27,040	357
LAM Research Corp. ‡ ⌂	14,100	606
Marvell Technology Group, Ltd. ‡	31,170	436
Micron Technology, Inc. ‡ ⌂	31,000	173
Xilinx, Inc. ⌂	52,350	1,752
Software — 1.6%
Adobe Systems, Inc. ‡ ⌂	12,200	359
Citrix Systems, Inc. ‡ ⌂	7,870	573
Microsoft Corp. ⌂	34,400	916
Specialty Retail — 0.6%
AutoZone, Inc. ‡ ⌂	2,070	670
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc. ⌂	5,220	340
Nike, Inc. — Class B	3,670	353
Tobacco — 0.3%
Philip Morris International, Inc.	4,590	321
Water Utilities — 0.3%
American Water Works Co., Inc. ⌂	11,460	350
Wireless Telecommunication Services — 1.1%
Crown Castle International Corp. ‡	9,950	412
Sprint Nextel Corp. ‡ ⌂	310,290	797

Total Common Stocks (cost $105,946)		103,836

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 7.3%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $8,288 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $8,455.	$8,288	$8,288
Total Repurchase Agreement (cost $8,288)

Total Investment Securities (cost $114,234)Π		112,124
Other Assets and Liabilities — Net		984

Net Assets		$113,108

		Value
	Shares	(000’s)

SECURITIES SOLD SHORT — (67.0%)
COMMON STOCKS — (67.0%)
Aerospace & Defense — (3.9%)
Boeing Co.	(16,670)	(1,097)
Lockheed Martin Corp.	(34,420)	(2,613)
Northrop Grumman Corp.	(5,580)	(322)
Raytheon Co.	(8,560)	(378)
Air Freight & Logistics — (1.4%)
FedEx Corp.	(11,970)	(979)
United Parcel Service, Inc. — Class B	(8,210)	(577)
Automobiles — (0.7%)
Ford Motor Co. ‡	(72,590)	(848)
Biotechnology — (0.1%)
Isis Pharmaceuticals, Inc. ‡	(20,280)	(168)
Capital Markets — (0.7%)
Ameriprise Financial, Inc.	(3,270)	(153)
Federated Investors, Inc. — Class B	(13,560)	(265)
Franklin Resources, Inc.	(3,570)	(380)
Chemicals — (3.3%)
Dow Chemical Co.	(23,140)	(645)
OM Group, Inc. ‡	(14,190)	(410)
Praxair, Inc.	(16,910)	(1,720)
Valspar Corp.	(26,680)	(930)
Commercial Banks — (2.0%)
Bank of Hawaii Corp.	(9,580)	(405)
Commerce Bancshares, Inc.	(7,840)	(304)
Prosperity Bancshares, Inc.	(11,460)	(441)
UMB Financial Corp.	(14,890)	(549)
Valley National Bancorp	(42,369)	(508)
Communications Equipment — (0.5%)
JDS Uniphase Corp. ‡	(12,570)	(151)
Motorola Solutions, Inc.	(9,100)	(427)
Computers & Peripherals — (0.3%)
Hewlett-Packard Co.	(12,860)	(342)
Diversified Telecommunication Services — (0.8%)
AT&T, Inc.	(31,860)	(934)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 94	Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Electric Utilities — (4.2%)
Consolidated Edison, Inc.	(20,720)	$(1,199)
Edison International	(18,710)	(760)
Entergy Corp.	(7,710)	(533)
FirstEnergy Corp.	(9,680)	(435)
Wisconsin Energy Corp.	(54,800)	(1,777)
Electrical Equipment — (0.9%)
Rockwell Automation, Inc.	(15,400)	(1,042)
Energy Equipment & Services — (1.3%)
Diamond Offshore Drilling, Inc.	(3,860)	(253)
Tenaris SA ADR	(39,190)	(1,247)
Food Products — (3.2%)
Hershey Co.	(39,720)	(2,273)
HJ Heinz Co.	(15,680)	(838)
Mead Johnson Nutrition Co. — Class A	(3,920)	(282)
Sara Lee Corp.	(12,250)	(218)
Health Care Equipment & Supplies — (1.2%)
Stryker Corp.	(8,550)	(410)
Varian Medical Systems, Inc. ‡	(6,640)	(390)
Zimmer Holdings, Inc. ‡	(10,850)	(571)
Hotels, Restaurants & Leisure — (0.4%)
Choice Hotels International, Inc.	(3,140)	(112)
Hyatt Hotels Corp. — Class A ‡	(9,150)	(341)
Household Durables — 0.0% ∞
Ryland Group, Inc.	(3,180)	(43)
Household Products — (1.6%)
Church & Dwight Co., Inc.	(27,730)	(1,225)
Clorox Co.	(7,970)	(534)
Insurance — (6.3%)
American International Group, Inc. ‡	(24,650)	(609)
AON Corp.	(23,160)	(1,079)
Arch Capital Group, Ltd. ‡	(10,410)	(374)
Chubb Corp.	(12,720)	(852)
Lincoln National Corp.	(8,180)	(156)
Principal Financial Group, Inc.	(25,350)	(654)
Progressive Corp.	(27,890)	(530)
RenaissanceRe Holdings, Ltd.	(6,820)	(465)
Torchmark Corp.	(11,530)	(472)
Travelers Cos., Inc.	(10,020)	(585)
WR Berkley Corp.	(40,160)	(1,397)
Internet Software & Services — (0.2%)
Google, Inc. — Class A ‡	(430)	(255)
IT Services — (0.4%)
Paychex, Inc.	(14,080)	(410)
Life Sciences Tools & Services — (0.3%)
Agilent Technologies, Inc. ‡	(8,930)	(331)
Machinery — (3.7%)
Caterpillar, Inc.	(8,020)	(758)
Deere & Co.	(9,060)	(688)
Dover Corp.	(23,130)	(1,284)
Eaton Corp.	(32,220)	(1,444)
Media — (4.0%)
Gannett Co., Inc.	(24,440)	(286)
New York Times Co. — Class A ‡	(31,990)	(244)
News Corp. — Class B	(64,600)	(1,153)
Omnicom Group, Inc.	(25,480)	(1,133)
Scripps Networks Interactive, Inc. — Class A	(24,250)	(1,030)
Washington Post Co. — Class B	(2,080)	(708)
Metals & Mining — (2.7%)
AK Steel Holding Corp.	(40,260)	(335)
Cliffs Natural Resources, Inc.	(12,370)	(844)
Nucor Corp.	(26,630)	(1,007)
U.S. Steel Corp.	(17,240)	(437)
Vale SA ADR	(16,810)	(427)
Oil, Gas & Consumable Fuels (0.9%)
EnCana Corp.	(9,860)	(214)
Sunoco, Inc.	(6,170)	(230)
TransCanada Corp.	(14,360)	(618)
Personal Products — (0.7%)
Avon Products, Inc.	(8,410)	(154)
Estee Lauder Cos., Inc. — Class A	(6,680)	(657)
Pharmaceuticals — (1.5%)
Eli Lilly & Co.	(31,080)	(1,155)
Johnson & Johnson	(7,970)	(513)
Real Estate Investment Trusts — (9.2%)
American Campus Communities, Inc.	(8,920)	(347)
BioMed Realty Trust, Inc.	(33,720)	(611)
DDR Corp.	(42,120)	(540)
Equity One, Inc.	(39,400)	(676)
Equity Residential	(10,990)	(645)
Essex Property Trust, Inc.	(4,320)	(617)
Extra Space Storage, Inc.	(40,560)	(914)
Federal Realty Investment Trust	(12,370)	(1,097)
Highwoods Properties, Inc.	(22,040)	(683)
National Retail Properties, Inc.	(24,760)	(675)
Realty Income Corp.	(17,470)	(584)
Tanger Factory Outlet Centers	(32,390)	(912)
Taubman Centers, Inc.	(17,800)	(1,089)
Washington Real Estate Investment Trust	(32,640)	(944)
Road & Rail — (1.2%)
Heartland Express, Inc.	(31,890)	(428)
Knight Transportation, Inc.	(22,880)	(348)
Werner Enterprises, Inc.	(23,070)	(546)
Semiconductors & Semiconductor Equipment — (5.9%)
Avago Technologies, Ltd.	(3,990)	(135)
Cypress Semiconductor Corp. ‡	(34,460)	(659)
Intel Corp.	(80,320)	(1,971)
Linear Technology Corp.	(7,070)	(228)
Memc Electronic Materials, Inc. ‡	(30,060)	(180)
Microchip Technology, Inc.	(61,710)	(2,231)
Novellus Systems, Inc. ‡	(8,820)	(305)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	(52,780)	(666)
Texas Instruments, Inc.	(10,220)	(314)
Software — (0.7%)
Electronic Arts, Inc. ‡	(34,600)	(808)
Tobacco — (1.9%)
Altria Group, Inc.	(77,210)	(2,127)
Trading Companies & Distributors — (0.6%)
WW Grainger, Inc.	(3,640)	(624)
Water Utilities — (0.3%)
Aqua America, Inc.	(16,820)	(373)

Total Common Stocks (proceeds $(76,863))		(75,794)

Total Securities Sold Short (proceeds $(76,863))		$(75,794)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 95	Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

⌂	Securities or a portion thereof with an aggregate market value of $75,709 have been pledged to the broker as collateral for open securities sold short transactions.

∞	Percentage rounds to less than 0.1%.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $115,694. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,435 and $7,005, respectively. Net unrealized depreciation for tax purposes is $3,570.
DEFINITION :
ADR            American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$98,204	$5,632	$—	$103,836
Repurchase Agreement	—	8,288	—	8,288

Total	$98,204	$13,920	$—	$112,124

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Securities Sold Short	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$(73,746)	$(2,048)	$—	$(75,794)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 96	Annual Report 2011

Transamerica JPMorgan Mid Cap Value
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 97.8%
Aerospace & Defense — 1.3%
Alliant Techsystems, Inc.	19,900	$1,156
L-3 Communications Holdings, Inc.	13,600	922
Beverages — 2.5%
Beam, Inc.	46,700	2,308
Brown-Forman Corp. — Class B ^	10,525	787
Dr. Pepper Snapple Group, Inc.	23,680	887
Building Products — 0.6%
Fortune Brands Home & Security, Inc. ‡	60,600	881
Capital Markets — 3.8%
Ameriprise Financial, Inc.	46,700	2,180
Invesco, Ltd.	73,300	1,471
Northern Trust Corp.	20,500	830
T. Rowe Price Group, Inc.	30,000	1,585
Chemicals — 4.0%
Airgas, Inc.	17,690	1,220
Albemarle Corp.	31,485	1,678
Sherwin-Williams Co.	21,460	1,775
Sigma-Aldrich Corp.	26,500	1,735
Commercial Banks — 5.7%
BancorpSouth, Inc. ^	31,500	308
City National Corp. ^	30,700	1,302
Cullen/Frost Bankers, Inc. ^	24,900	1,221
Fifth Third Bancorp	131,800	1,583
Huntington Bancshares, Inc.	98,000	508
M&T Bank Corp.	25,600	1,948
SunTrust Banks, Inc.	71,100	1,403
Zions Bancorporation ^	44,700	776
Commercial Services & Supplies — 2.1%
Republic Services, Inc. — Class A	116,200	3,307
Containers & Packaging — 3.4%
Ball Corp.	67,100	2,320
Rock-Tenn Co. — Class A	23,700	1,403
Silgan Holdings, Inc.	43,000	1,614
Distributors — 1.0%
Genuine Parts Co. ^	27,350	1,571
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	35,000	1,234
Electric Utilities — 4.0%
Northeast Utilities	24,700	854
NV Energy, Inc.	97,900	1,570
Westar Energy, Inc. ^	74,900	2,042
Wisconsin Energy Corp.	60,000	1,946
Electrical Equipment — 3.0%
AMETEK, Inc.	41,100	1,624
Cooper Industries PLC — Class A	31,300	1,642
Regal Beloit Corp. ^	28,000	1,488
Electronic Equipment & Instruments — 3.6%
Amphenol Corp. — Class A	38,100	1,809
Arrow Electronics, Inc. ‡	43,600	1,572
TE Connectivity, Ltd.	66,300	2,357
Food Products — 2.9%
Hershey Co.	15,700	899
JM Smucker Co.	24,200	1,863
Ralcorp Holdings, Inc. ‡	22,500	1,819
Gas Utilities — 2.1%
EQT Corp.	21,700	1,378
Oneok, Inc.	26,300	2,000
Health Care Equipment & Supplies — 1.0%
Becton, Dickinson and Co.	19,685	1,540
Health Care Providers & Services — 4.7%
AmerisourceBergen Corp. — Class A	40,200	1,640
Coventry Health Care, Inc. ‡	38,050	1,210
HCA Holdings, Inc. ‡	31,900	748
Humana, Inc.	22,200	1,885
Lincare Holdings, Inc. ^	85,224	2,007
Hotels, Restaurants & Leisure — 3.9%
Darden Restaurants, Inc. ^	39,780	1,905
Marriott International, Inc. — Class A	68,255	2,149
Royal Caribbean Cruises, Ltd.	21,300	633
Yum! Brands, Inc.	26,500	1,420
Household Durables — 2.3%
Jarden Corp.	29,480	944
Mohawk Industries, Inc. ‡ ^	20,000	1,053
Snap-On, Inc.	31,700	1,702
Household Products — 0.9%
Energizer Holdings, Inc. ‡	18,400	1,358
Industrial Conglomerates — 1.0%
Carlisle Cos., Inc.	37,800	1,577
Insurance — 9.8%
AON Corp.	25,200	1,175
Arch Capital Group, Ltd. ‡	22,554	811
Chubb Corp.	21,400	1,435
Loews Corp.	78,500	3,116
Old Republic International Corp. ^	122,050	1,079
OneBeacon Insurance Group, Ltd. — Class A ^	54,265	826
Principal Financial Group, Inc.	29,800	768
Torchmark Corp.	17,700	724
Transatlantic Holdings, Inc.	25,000	1,301
WR Berkley Corp. ^	67,500	2,350
XL Group PLC — Class A	85,000	1,848
Internet & Catalog Retail — 0.8%
Expedia, Inc. ^	46,600	1,224
Media — 3.7%
AMC Networks, Inc. ‡	13,650	445
Cablevision Systems Corp. — Class A	62,900	910
CBS Corp. — Class B	61,400	1,584
Clear Channel Outdoor Holdings, Inc. — Class A ‡	57,073	628
DISH Network Corp. — Class A ‡	38,500	931
Gannett Co., Inc. ^	91,700	1,072
Washington Post Co. — Class B ^	1,005	342
Multiline Retail — 1.9%
Family Dollar Stores, Inc. ^	20,900	1,225
Kohl’s Corp.	34,600	1,835
Multi-Utilities — 6.0%
CenterPoint Energy, Inc.	44,500	927
CMS Energy Corp. ^	125,800	2,619
NSTAR	38,200	1,722
Sempra Energy	35,900	1,929
Xcel Energy, Inc. ^	91,700	2,370
Oil, Gas & Consumable Fuels — 6.2%
CVR Energy, Inc. ‡	22,900	567
Devon Energy Corp.	32,600	2,117
Energen Corp.	59,132	2,900
Newfield Exploration Co. ‡	26,000	1,047
Teekay Corp. ^	23,100	595
Williams Cos., Inc.	78,900	2,376
Real Estate Investment Trusts — 2.5%
HCP, Inc.	30,900	1,231
Regency Centers Corp. ^	33,700	1,381
Vornado Realty Trust	16,556	1,371
Real Estate Management & Development — 0.7%
Brookfield Office Properties, Inc.	68,350	1,129
Semiconductors & Semiconductor Equipment — 0.9%
Analog Devices, Inc.	38,100	1,393
Software — 2.2%
Jack Henry & Associates, Inc. ^	57,500	1,864
Synopsys, Inc. ‡	62,000	1,662
Specialty Retail — 5.8%
AutoZone, Inc. ‡	4,820	1,560
Bed Bath & Beyond, Inc. ‡	28,100	1,738
Gap, Inc. ^	79,430	1,501
PetSmart, Inc.	20,100	944
Tiffany & Co.	17,110	1,364
TJX Cos., Inc.	35,500	2,092

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 97	Annual Report 2011

Transamerica JPMorgan Mid Cap Value
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Textiles, Apparel & Luxury Goods — 0.9%
PVH Corp.	19,600	$1,458
Thrifts & Mortgage Finance — 1.2%
Capitol Federal Financial, Inc.	49,300	547
People’s United Financial, Inc. ^	107,300	1,368
Wireless Telecommunication Services — 0.6%
Telephone & Data Systems, Inc. (Special Shares) — Class L	48,860	1,022

Total Common Stocks (cost $125,296)		154,970

SECURITIES LENDING COLLATERAL — 12.3%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	19,442,680	19,443
Total Securities Lending Collateral (cost $19,443)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 1.9%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $2,944 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/25/2024 - 04/01/2025, with a total value of $3,005.	$2,944	2,944
Total Repurchase Agreement (cost $2,944)

Total Investment Securities (cost $147,683)Π		177,357
Other Assets and Liabilities — Net		(19,013)

Net Assets		$158,344

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $18,941.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $150,126. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $31,430 and $4,199, respectively. Net unrealized appreciation for tax purposes is $27,231
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$147,895	$7,075	$—	$154,970
Repurchase Agreement	—	2,944	—	2,944
Securities Lending Collateral	19,443	—	—	19,443

Total	$167,338	$10,019	$—	$177,357

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 98	Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal		Value
	(000’s)		(000’s)

U.S. GOVERNMENT OBLIGATION — 1.1%
U.S. Treasury Note
0.63%, 02/28/2013		$4,865	$4,893
Total U.S. Government Obligation (cost $4,893)

FOREIGN GOVERNMENT OBLIGATIONS — 26.4%
Australia — 1.4%
New South Wales Treasury Corp.
5.50%, 08/01/2013	AUD	1,105	1,189
Queensland Treasury Corp.
7.13%, 09/18/2017 — 144A	NZD	5,865	5,264
Brazil — 1.7%
Republic of Brazil
10.25%, 01/10/2028	BRL	12,250	7,938
Canada — 13.2%
Canada Housing Trust No. 1
3.55%, 09/15/2013 — 144A	CAD	1,825	1,912
3.60%, 06/15/2013 — 144A		19,980	20,850
Canadian Government Bond
3.75%, 06/01/2012		6,690	6,820
5.25%, 06/01/2012		5,115	5,259
Province of Ontario Canada
2.95%, 02/05/2015		$15,610	16,460
4.20%, 03/08/2018 — 06/02/2020	CAD	6,965	7,601
Province of Quebec Canada
6.75%, 11/09/2015	NZD	2,825	2,478
Ireland — 0.6%
Ireland Government Bond
5.00%, 10/18/2020	EUR	285	320
5.40%, 03/13/2025		2,060	2,266
Korea, Republic of — 4.5%
Export-Import Bank of Korea
4.00%, 11/26/2015 — 144A	PHP	386,300	8,879
5.10%, 10/29/2013 — 144A	INR	184,600	3,768
Korea Treasury Bond
5.00%, 09/10/2014	KRW	9,105,540	8,460
Malaysia — 0.7%
Republic of Malaysia
3.21%, 05/31/2013	MYR	9,370	3,067
Mexico — 2.8%
United Mexican States
8.00%, 12/07/2023	MXN	150,800	12,884
Philippines — 0.2%
Republic of The Philippines
4.95%, 01/15/2021	PHP	50,000	1,129
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT
4.95%, 10/25/2023	EUR	910	715
Supranational — 1.1%
Asian Development Bank
2.50%, 03/15/2016		$2,845	3,013
Inter-American Development Bank
2.50%, 03/11/2013	INR	83,500	1,673

Total Foreign Government Obligations (cost $115,077)			121,945

MORTGAGE-BACKED SECURITIES — 7.7%
United States — 7.7%
American Home Mortgage Investment Trust
Series 2004-3, Class 3A
2.30%, 10/25/2034 *		$519	381
Banc of America Funding Corp.
Series 2006-I, Class 1A1
2.46%, 12/20/2036 *		220	202
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2007-2, Class A4
5.81%, 04/10/2049 *		500	533
Banc of America Mortgage Securities, Inc.
Series 2005-F, Class 2A2
2.87%, 07/25/2035 *		385	296
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-3, Class 2A
2.57%, 07/25/2034 *		254	202
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-11, Class 4A1
0.51%, 04/25/2035 *		607	335
Credit Suisse Mortgage Capital Certificates
Series 2007-C3, Class A4
5.71%, 06/15/2039 *		2,410	2,528
Series 2007-C3, Class AM
5.71%, 06/15/2039 *		680	517
Series 2007-C4, Class A4
5.80%, 09/15/2039 *		1,200	1,244
Series 2007-C5, Class A4
5.70%, 09/15/2040 *		4,785	4,953
Series 2008-C1, Class A3
6.21%, 02/15/2041 *		1,540	1,646
Extended Stay America Trust
Series 2010-ESHA, Class D
5.50%, 11/05/2027 — 144A		4,035	3,971
Greenwich Capital Commercial Funding Corp.
Series 2007-GG11, Class A4
5.74%, 12/10/2049		3,100	3,284
Series 2007-GG11, Class AM
5.87%, 12/10/2049 *		325	274
GS Mortgage Securities Corp. II
Series 2007-GG10, Class AM
5.98%, 08/10/2045 *		3,110	2,434
GSR Mortgage Loan Trust
Series 2004-14, Class 3A1
3.04%, 12/25/2034 *		368	252
IndyMac Index Mortgage Loan Trust
Series 2005-16IP, Class A1
0.56%, 07/25/2045 *		367	215
Series 2005-AR1, Class 3A1
2.58%, 03/25/2035 *		1,792	1,365
Series 2005-AR3, Class 4A1
4.73%, 04/25/2035 *		601	429
JPMorgan Mortgage Trust
Series 2007-A1, Class 4A2
2.79%, 07/25/2035 *		354	327
Series 2007-A1, Class 5A1
2.81%, 07/25/2035 *		1,051	925
MASTR Adjustable Rate Mortgages Trust
Series 2004-15, Class 4A1
2.88%, 12/25/2034 *		1,891	1,450
Series 2005-2, Class 5A1
2.61%, 03/25/2035 *		1,105	920
Morgan Stanley Mortgage Loan Trust
Series 2005-7, Class 7A5
5.50%, 11/25/2035		1,575	1,303
Series 2005-2AR, Class A
0.50%, 04/25/2035 *		1,042	724

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 99	Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Principal	Value
		(000's)	(000's)

United States (continued)
Morgan Stanley Re-REMIC Trust
Series 2009-GG10, Class A4B
5.79%, 08/12/2045 — 144A *		$2,900	$2,733
WaMu Mortgage Pass-Through Certificates
Series 2007-OA3, Class 2A1A
0.99%, 04/25/2047 *		641	416
WAMU Mortgage Pass-Through Certificates
Series 2006-AR17, Class 1A1A
1.04%, 12/25/2046 *		332	203
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR2, Class 2A2
2.73%, 03/25/2035 *		970	825
Series 2005-AR4, Class 2A2
2.74%, 04/25/2035 *		620	573

Total Mortgage-Backed Securities (cost $33,246)			35,460

ASSET-BACKED SECURITIES — 4.0%
United States — 4.0%
American Airlines Pass-Through Trust
Series 2009-1, Class A
10.38%, 07/02/2019 ^		934	1,004
Chesapeake Funding LLC
Series 2009-2A, Class B
1.99%, 09/15/2021 — 144A *		1,000	1,006
Series 2009-2A, Class C
1.99%, 09/15/2021 — 144A *		1,200	1,203
Continental Airlines Pass-Through Trust
Series 2001-1, Class 01A1
6.70%, 06/15/2021		694	694
Countrywide Asset-Backed Certificates
Series 2004-4, Class M1
0.96%, 07/25/2034 *		450	318
Series 2004-13, Class AF5B
5.10%, 05/25/2035 *		625	489
CVS Pass-Through Trust
6.94%, 01/10/2030		1,216	1,324
Delta Air Lines, Inc., Pass-Through Trust
Series 2007-1, Class A
6.82%, 08/10/2022 ^		2,273	2,296
Series 2007-1, Class B
8.02%, 08/10/2022		2,001	1,953
Diamond Resorts Owner Trust
Series 2009-1, Class A
9.31%, 03/20/2026 — 144A		742	789
DSC Floorplan Master Owner Trust
Series 2011-1, Class B
8.11%, 03/15/2016 — 144A		850	865
JPMorgan Mortgage Acquisition Corp.
Series 2005-OPT1, Class M2
0.71%, 06/25/2035 *		350	172
Sierra Receivables Funding Co. LLC
Series 2009-3A, Class A1
7.62%, 07/20/2026 — 144A		573	574
UAL Pass-Through Trust
Series 2007-1, Class A
6.64%, 07/02/2022		6,242	6,022

Total Asset-Backed Securities (cost $18,446)			18,709

MUNICIPAL GOVERNMENT OBLIGATION — 0.1%
United States — 0.1%
California Health Facilities Financing Authority — Series A
5.25%, 11/15/2046		$660	$659
Total Municipal Government Obligation (cost $571)

PREFERRED CORPORATE DEBT SECURITIES — 0.3%
United States — 0.3%
Bank of America Corp.
8.00%, 01/30/2018 * Ž		215	200
Hercules, Inc.
6.50%, 06/30/2029		1,260	945
NGC Corp., Capital Trust I
8.32%, 06/01/2027 Џ § ‡		200	40

Total Preferred Corporate Debt Securities (cost $1,452)			1,185

CORPORATE DEBT SECURITIES — 37.0%
Australia — 1.4%
Australia & New Zealand Banking Group, Ltd.
6.75%, 11/10/2014	AUD	2,920	3,192
General Electric Capital Australia Funding, Ltd.
8.00%, 02/13/2012		1,635	1,735
National Australia Bank, Ltd.
6.50%, 11/05/2015		1,070	1,153
Canada — 0.7%
Bell Canada
6.10%, 03/16/2035 — 144A	CAD	475	504
Bombardier, Inc.
7.45%, 05/01/2034 — 144A		$800	812
Connacher Oil and Gas, Ltd.
8.50%, 08/01/2019 — 144A		2,325	1,697
Cayman Islands — 0.2%
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.35%, 06/30/2021 — 144A ^		1,100	1,150
France — 0.0% ∞
Societe Generale SA
5.20%, 04/15/2021 — 144A ^		200	184
Luxembourg — 1.3%
ArcelorMittal
5.25%, 08/05/2020 ^		1,265	1,228
6.13%, 06/01/2018 ^		175	180
6.75%, 03/01/2041		300	301
7.00%, 10/15/2039 ^		1,650	1,647
Enel Finance International NV
6.00%, 10/07/2039 — 144A		700	644
Telecom Italia Capital SA
6.00%, 09/30/2034		2,930	2,514
6.38%, 11/15/2033		85	76
Mexico — 0.2%
America Movil SAB de CV
8.46%, 12/18/2036	MXN	12,000	866
Netherlands — 0.0% ¥
EDP Finance BV
4.90%, 10/01/2019 — 144A		$100	82
Supranational — 0.9%
European Investment Bank
6.63%, 04/24/2013 — 144A ▲	IDR	28,551,000	2,886
7.00%, 01/18/2012	NZD	1,580	1,287

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 100	Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
 At October 31, 2011

		Principal	Value
		(000’s)	(000’s)

United Arab Emirates — 1.8%
DP World, Ltd.
6.85%, 07/02/2037 — 144A		$6,410	$6,098
Dubai Electricity & Water Authority
7.38%, 10/21/2020 — 144A ^		2,100	2,142
United States — 30.5%
Advanced Micro Devices, Inc.
7.75%, 08/01/2020 ^		715	726
Alcatel-Lucent USA, Inc.
6.50%, 01/15/2028		1,275	1,116
American International Group, Inc.
8.18%, 05/15/2058 *		5,210	5,028
Aviation Capital Group Corp.
6.75%, 04/06/2021 — 144A		1,055	1,016
Braskem America Finance Co.
7.13%, 07/22/2041 — 144A		2,765	2,717
Bruce Mansfield Unit
6.85%, 06/01/2034		2,725	2,916
CenturyLink, Inc.
7.20%, 12/01/2025		595	591
7.60%, 09/15/2039		1,425	1,412
CommScope, Inc.
8.25%, 01/15/2019 — 144A ^		635	625
DDR Corp.
7.88%, 09/01/2020		1,585	1,716
Dillard’s, Inc.
7.13%, 08/01/2018		990	992
Dynegy Holdings LLC
7.63%, 10/15/2026		450	270
Energy Future Holdings Corp. — Series P
5.55%, 11/15/2014 ^		6,735	4,309
Energy Future Holdings Corp. — Series Q
6.50%, 11/15/2024 ^		1,110	461
Energy Future Holdings Corp. — Series R
6.55%, 11/15/2034 ^		305	127
Ford Motor Co.
6.63%, 02/15/2028		175	186
7.50%, 08/01/2026		115	124
Forethought Financial Group, Inc.
8.63%, 04/15/2021 — 144A		1,430	1,453
Frontier Communications Corp.
7.88%, 01/15/2027		2,160	1,885
General Electric Capital Corp.
2.96%, 05/18/2012	SGD	2,500	2,008
3.49%, 03/08/2012		2,400	1,922
7.63%, 12/10/2014	NZD	320	280
HCA, Inc.
7.05%, 12/01/2027		$55	47
7.50%, 12/15/2023		50	47
7.50%, 11/06/2033 ^		3,150	2,788
7.58%, 09/15/2025		755	691
7.69%, 06/15/2025		1,545	1,437
7.75%, 07/15/2036 ^		125	114
8.36%, 04/15/2024		190	186
IFM U.S. Colonial Pipeline 2 LLC
6.45%, 05/01/2021 — 144A		2,300	2,554
International Lease Finance Corp.
6.25%, 05/15/2019 ^		225	212
8.25%, 12/15/2020 ^		1,135	1,175
JC Penney Corp., Inc.
7.63%, 03/01/2097		430	370
Level 3 Financing, Inc.
9.38%, 04/01/2019 ^		100	105
Mackinaw Power LLC
6.30%, 10/31/2023 — 144A		1,376	1,484
Macy’s Retail Holdings, Inc.
6.79%, 07/15/2027		1,065	1,119
Masco Corp.
5.85%, 03/15/2017		2,440	2,406
6.50%, 08/15/2032		895	769
7.13%, 03/15/2020 ^		1,505	1,500
7.75%, 08/01/2029		360	347
Meccanica Holdings USA, Inc.
7.38%, 07/15/2039 — 144A		2,700	2,532
Merrill Lynch & Co., Inc.
6.05%, 05/16/2016 - 06/01/2034		920	819
6.11%, 01/29/2037		8,010	7,040
Midwest Generation LLC — Series B
8.56%, 01/02/2016		599	611
Morgan Stanley
5.50%, 01/26/2020 ^		700	690
5.50%, 07/24/2020		3,360	3,342
5.75%, 01/25/2021		300	296
New Albertsons, Inc.
6.63%, 06/01/2028		4,210	3,042
7.45%, 08/01/2029		1,305	1,021
7.75%, 06/15/2026		680	564
8.00%, 05/01/2031 ^		905	760
NLV Financial Corp.
7.50%, 08/15/2033 — 144A		190	191
Northwest Airlines Pass-Through Trust -
Series 2007-1, Class A
7.03%, 11/01/2019 ^		6,265	6,297
Owens Corning, Inc.
7.00%, 12/01/2036		4,585	4,666
Parker Drilling Co.
9.13%, 04/01/2018		325	340
Pulte Group, Inc.
6.00%, 02/15/2035		305	218
6.38%, 05/15/2033		1,850	1,341
7.88%, 06/15/2032		1,500	1,249
Qwest Capital Funding, Inc.
6.88%, 07/15/2028 ^		1,510	1,336
7.63%, 08/03/2021		1,000	960
Qwest Corp.
6.88%, 09/15/2033		2,770	2,752
7.20%, 11/10/2026 ^		895	882
7.25%, 10/15/2035		290	287
7.50%, 06/15/2023		1,670	1,664
Ralcorp Holdings, Inc.
6.63%, 08/15/2039		3,060	3,057
Reynolds Group Issuer, Inc.
8.25%, 02/15/2021 — 144A		800	734
RR Donnelley & Sons Co.
7.25%, 05/15/2018 ^		2,315	2,257
SLM Corp.
5.00%, 06/15/2018		175	158
5.63%, 08/01/2033		779	627
8.45%, 06/15/2018 ^		4,030	4,272
Springleaf Finance Corp.
5.40%, 12/01/2015		110	86
6.90%, 12/15/2017		6,260	4,772
Sprint Capital Corp.
6.88%, 11/15/2028		8,600	6,277

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 101	Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal		Value
	(000's)		(000's)

United States (continued)
Toys “R” Us, Inc.
7.38%, 10/15/2018 ^		$4,440	$4,085
U.S. Steel Corp.
6.65%, 06/01/2037		1,925	1,444
USG Corp.
6.30%, 11/15/2016		4,585	3,542
9.75%, 01/15/2018 ^		1,070	899
Valeant Pharmaceuticals International, Inc.
6.75%, 08/15/2021 — 144A		2,440	2,355
7.00%, 10/01/2020 — 144A		945	936
7.25%, 07/15/2022 — 144A		2,835	2,792
Westvaco Corp.
7.95%, 02/15/2031		1,135	1,189
8.20%, 01/15/2030		2,985	3,290
Weyerhaeuser Co.
6.88%, 12/15/2033		4,740	4,641
6.95%, 10/01/2027		130	125
7.38%, 03/15/2032		1,530	1,529

Total Corporate Debt Securities (cost $173,609)			171,576

STRUCTURED NOTES DEBT — 1.4%
United States — 1.4%
JPMorgan Chase & Co.
2.60%, 04/12/2012 — 144A ▲	IDR	21,967,355	2,390
2.60%, 09/10/2012 — 144A ▲		37,004,100	3,915

Total Structured Notes Debt (cost $5,880)			6,305

CONVERTIBLE BONDS — 11.3%
United States — 11.3%
AMR Corp.
6.25%, 10/15/2014		690	384
Chesapeake Energy Corp.
2.25%, 12/15/2038		390	338
2.50%, 05/15/2037 ^		1,845	1,829
Ciena Corp.
0.88%, 06/15/2017 ^		4,510	3,348
3.75%, 10/15/2018 — 144A		860	839
Ford Motor Co.
4.25%, 11/15/2016		3,715	5,526
Hologic, Inc.
2.00%, 12/15/2037 * ^		280	297
Human Genome Sciences, Inc.
2.25%, 08/15/2012 ^		1,170	1,196
Illumina, Inc.
0.25%, 03/15/2016 — 144A		265	205
Intel Corp.
2.95%, 12/15/2035		1,645	1,764
3.25%, 08/01/2039		10,315	13,024
LAM Research Corp.
1.25%, 05/15/2018 — 144A		655	644
Lennar Corp.
2.00%, 12/01/2020 — 144A		65	63
2.75%, 12/15/2020 — 144A		75	77
Level 3 Communications, Inc.
7.00%, 03/15/2015 — 144A §		2,110	2,796
Liberty Interactive LLC
3.50%, 01/15/2031		121	68
Micron Technology, Inc.
1.88%, 08/01/2031 — 144A		2,140	1,757
1.88%, 06/01/2014 ^		535	513
Old Republic International Corp.
3.75%, 03/15/2018 ^		1,245	1,121
Omnicare, Inc.
3.75%, 12/15/2025		1,245	1,548
Owens-Brockway Glass Container, Inc.
3.00%, 06/01/2015 — 144A		4,300	3,961
Peabody Energy Corp.
4.75%, 12/15/2041 ^		1,715	1,870
Steel Dynamics, Inc.
5.13%, 06/15/2014 ^		355	378
Trinity Industries, Inc.
3.88%, 06/01/2036 ^		3,050	2,913
Vertex Pharmaceuticals, Inc.
3.35%, 10/01/2015		5,205	5,576

Total Convertible Bonds (cost $46,060)			52,035

LOAN ASSIGNMENT — 0.7%
United States — 0.7%
Level 3 Financing, Inc.
11.50%, 03/13/2014		3,250	3,378
Total Loan Assignment (cost $3,232)

		Value
	Shares	(000's)

CONVERTIBLE PREFERRED STOCKS — 1.8%
United States — 1.8%
AES Trust III, 6.75% ^	10,950	534
Bank of America Corp., 7.25%	805	689
El Paso Energy Capital Trust I, 4.75%	6,300	277
Lucent Technologies Capital Trust I, 7.75%	4,900	4,262
Newell Financial Trust I, 5.25%	12,300	523
Sovereign Capital Trust IV, 4.38%	8,050	322
United Rentals Trust I, 6.50% ^	3,243	144
Wells Fargo & Co., 7.50%	1,340	1,415

Total Convertible Preferred Stocks (cost $7,703)		8,166

PREFERRED STOCKS — 4.0%
United States — 4.0%
Ally Financial, Inc., 7.00% — 144A	1,675	1,249
Ally Financial, Inc., 8.50% *	93,825	1,820
Countrywide Capital IV, 6.75% ^	88,375	1,932
General Motors Co., 4.75% ^	226,600	9,418
Goodyear Tire & Rubber Co., 5.88%	28,250	1,419
Health Care REIT, Inc., 6.50%	19,300	973
SLM Corp., 6.00%	78,825	1,616

Total Preferred Stocks (cost $20,283)		18,427

COMMON STOCKS — 1.2%
Canada — 0.9%
Valeant Pharmaceuticals International, Inc. ^	102,786	4,066
United States — 0.3%
Dex One Corp. ‡ ^	1,218	1
Ford Motor Co. ‡ ^	7,110	83
KB Home ^	181,675	1,266
Owens-Illinois, Inc. ‡ ^	10,796	217

Total Common Stocks (cost $3,296)		5,633

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 102	Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

SECURITIES LENDING COLLATERAL — 7.7%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	35,618,547	$35,619
Total Securities Lending Collateral (cost $35,619)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 2.0%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $9,403 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $9,592.	$9,403	9,403
Total Repurchase Agreement (cost $9,403)

Total Investment Securities (cost $478,770) П		493,393
Other Assets and Liabilities — Net		(31,053)

Net Assets		$462,340

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)

Foreign Government Obligation	24.7%	$121,945
Mortgage-Backed Security	7.2	35,460
Diversified Telecommunication Services	6.4	31,682
Diversified Financial Services	5.1	25,109
Asset-Backed Security	3.8	18,709
Semiconductors & Semiconductor Equipment	3.7	18,427
Automobiles	3.1	15,336
Consumer Finance	3.0	14,601
Building Products	2.9	14,129
Pharmaceuticals	2.1	10,149
Commercial Banks	2.1	10,117
Real Estate Investment Trusts	1.8	8,984
Oil, Gas & Consumable Fuels	1.7	8,566
Electric Utilities	1.6	7,946
Insurance	1.6	7,792
Health Care Providers & Services	1.4	6,858
Biotechnology	1.4	6,772
Airlines	1.4	6,680
Transportation Infrastructure	1.2	6,098
Communications Equipment	1.2	5,928
Food & Staples Retailing	1.1	5,388
Metals & Mining	1.0	5,178
U.S. Government Obligation	1.0	4,893
Household Durables	1.0	4,737
Paper & Forest Products	0.9	4,479
Capital Markets	0.9	4,328
Containers & Packaging	0.8	4,178
Specialty Retail	0.8	4,085
Chemicals	0.7	3,662
Commercial Services & Supplies	0.7	3,576
Independent Power Producers & Energy Traders	0.7	3,449
Aerospace & Defense	0.7	3,344
Food Products	0.6	3,057
Machinery	0.6	2,913
Multiline Retail	0.5	2,481
Multi-Utilities	0.4	2,142
Auto Components	0.3	1,419
Road & Rail	0.2	1,016
Wireless Telecommunication Services	0.2	866
Municipal Government Obligation	0.1	659
Energy Equipment & Services	0.1	340
Thrifts & Mortgage Finance	0.1	322

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 103	Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of		Value
INVESTMENTS BY INDUSTRY (unaudited) (continued):	Total Investments		(000’s)

Health Care Equipment & Supplies	0.1%		$297
Life Sciences Tools & Services	0.0	∞	205
Media	0.0	∞	69

Investment Securities, at Value	90 .9		448,371
Short-Term Investments	9 .1		45,022

Total Investments	100 .0%		$493,393

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

^	All or a portion of this security is on loan. The value of all securities on loan is $34,841.

ž	The security has a perpetual maturity. The date shown is the next call date.

Џ	In default.

§	Illiquid. These securities aggregated to $2,836, or 0.61%, of the fund’s net assets

¥	Percentage rounds to less than 0.1%.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $478,770. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $33,299 and $18,676, respectively. Net unrealized appreciation for tax purposes is $14,623.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $105,298, or 22.78%, of the fund’s net assets.

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Riggit
NZD	New Zealand Dollar
PHP	Philippines Peso
SGD	Singapore Dollar
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Asset-Backed Securities	$—	$18,709	$—	$18,709
Common Stocks	5,633	—	—	5,633
Convertible Bonds	—	52,035	—	52,035
Convertible Preferred Stocks	8,166	—	—	8,166
Corporate Debt Securities	—	171,576	—	171,576
Foreign Government Obligations	—	121,945	—	121,945
Loan Assignments	—	3,378	—	3,378
Mortgage-Backed Securities	—	35,460	—	35,460
Municipal Government Obligations	—	659	—	659
Preferred Corporate Debt Securities	—	1,185	—	1,185
Preferred Stocks	18,427	—	—	18,427
Repurchase Agreement	—	9,403	—	9,403
Securities Lending Collateral	35,619	—	—	35,619
Structured Notes Debt	—	6,305	—	6,305
U.S. Government Obligations	—	4,893	—	4,893

Total	$67,845	$425,548	$—	$493,393

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 104	Annual Report 2011

Transamerica MFS International Equity
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 99.7%
Australia — 3.0%
QBE Insurance Group, Ltd.	271,925	$4,186
Westpac Banking Corp. ^	294,790	6,841
Austria — 0.1%
Erste Group Bank AG	10,961	234
Bermuda — 1.6%
Li & Fung, Ltd.	2,946,000	5,678
Brazil — 1.2%
BM&FBovespa SA	391,000	2,334
Tim Participacoes SA ADR	66,610	1,735
Canada — 2.5%
Canadian National Railway Co.	114,793	9,002
Czech Republic — 0.8%
Komercni Banka AS	15,674	2,999
France — 12.4%
Air Liquide SA	54,227	7,002
Dassault Systemes SA ^	22,556	1,897
Groupe Danone SA	110,866	7,686
Legrand SA	109,873	3,884
LVMH Moet Hennessy Louis Vuitton SA	56,824	9,419
Pernod-Ricard SA	65,541	6,099
Schneider Electric SA	139,494	8,191
Germany — 10.9%
Bayer AG	69,853	4,450
Beiersdorf AG	125,046	7,209
Deutsche Boerse AG ‡	57,646	3,177
Linde AG	89,495	14,177
Merck KGaA	39,110	3,650
SAP AG	95,410	5,769
Hong Kong — 2.2%
AIA Group, Ltd.	912,400	2,790
China Unicom, Ltd.	1,502,000	3,020
CNOOC, Ltd.	949,000	1,794
India — 2.5%
ICICI Bank, Ltd. ADR	167,000	6,206
Infosys, Ltd. ADR ^	43,490	2,548
Japan — 12.4%
Canon, Inc.	117,300	5,325
Denso Corp.	139,100	4,278
Fanuc Corp.	30,200	4,883
Honda Motor Co., Ltd.	117,800	3,523
Hoya Corp. ^	216,300	4,725
INPEX Corp.	989	6,529
Lawson, Inc. ^	100,800	5,672
Nomura Holdings, Inc.	446,500	1,701
Shin-Etsu Chemical Co., Ltd.	139,800	7,179
Jersey, Channel Islands — 1.6%
WPP PLC	546,934	5,661
Korea, Republic of — 2.0%
Samsung Electronics Co., Ltd.	8,101	6,974
Netherlands — 8.6%
Akzo Nobel NV	103,241	5,429
Heineken NV	205,608	9,988
ING Groep NV ‡	904,607	7,799
Randstad Holding NV	150,572	5,346
Wolters Kluwer NV	101,728	1,795
Singapore — 0.7%
Keppel Corp., Ltd. ^	135,700	1,016
Singapore Telecommunications, Ltd.	600,150	1,517
South Africa — 0.9%
MTN Group, Ltd.	180,636	3,139
Spain — 3.2%
Amadeus IT Holding SA — Class A	276,267	5,207
Banco Santander SA	537,741	4,551
Red Electrica Corp. SA	30,964	1,492
Sweden — 0.9%
Hennes & Mauritz AB — Class B	79,030	2,613
Svenska Cellulosa AB — Class B	56,068	819
Switzerland — 10.6%
Cie Financiere Richemont SA	47,171	2,687
Givaudan SA ‡	2,140	1,946
Julius Baer Group, Ltd. ‡	150,479	5,655
Nestle SA	193,963	11,218
Roche Holding AG	42,646	6,997
Sonova Holding AG ‡	22,090	2,335
Swiss Re AG ‡	30,667	1,674
UBS AG ‡	367,561	4,645
Taiwan — 2.6%
High Tech Computer Corp.	66,700	1,499
Hon Hai Precision Industry Co., Ltd.	944,300	2,589
Taiwan Semiconductor Manufacturing Co.,
Ltd. ADR	422,851	5,336
United Kingdom — 18.5%
Barclays PLC	515,341	1,598
BG Group PLC	129,391	2,806
Burberry Group PLC	94,906	2,037
Compass Group PLC	709,100	6,439
Diageo PLC	395,191	8,179
Hays PLC	1,275,997	1,620
HSBC Holdings PLC	1,228,088	10,714
Reckitt Benckiser Group PLC	109,645	5,628
Rio Tinto PLC	89,520	4,843
Royal Dutch Shell PLC — Class A	158,598	5,618
Smiths Group PLC	199,135	3,056
Standard Chartered PLC	265,617	6,198
Tesco PLC	946,413	6,102
United States — 0.5%
Synthes, Inc. — 144A	11,515	1,926

Total Common Stocks (cost $358,428)		352,483

SECURITIES LENDING COLLATERAL — 4.2%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	14,902,793	14,903
Total Securities Lending Collateral (cost $14,903)

	Principal	Value
	(000's)	(000's)

REPURCHASE AGREEMENT — 0.3%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $1,220 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $1,245.	$1,220	1,220
Total Repurchase Agreement (cost $1,220)

Total Investment Securities (cost $374,551) п		368,606
Other Assets and Liabilities — Net		(14,912)

Net Assets		$353,694

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 105	Annual Report 2011

Transamerica MFS International Equity
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000's)

Commercial Banks	10.7%	$39,342
Chemicals	9.7	35,734
Beverages	6.6	24,266
Food Products	5.1	18,904
Oil, Gas & Consumable Fuels	4.5	16,747
Pharmaceuticals	4.1	15,097
Textiles, Apparel & Luxury Goods	3.8	14,143
Diversified Financial Services	3.6	13,310
Semiconductors & Semiconductor Equipment	3.3	12,310
Electrical Equipment	3.3	12,075
Capital Markets	3.3	12,001
Food & Staples Retailing	3.2	11,774
Road & Rail	2.4	9,002
Insurance	2.4	8,650
IT Services	2.1	7,755
Software	2.1	7,666
Media	2.0	7,456
Electronic Equipment & Instruments	2.0	7,314
Personal Products	2.0	7,209
Professional Services	1.9	6,966
Hotels, Restaurants & Leisure	1.8	6,439
Distributors	1.5	5,677
Household Products	1.5	5,628
Office Electronics	1.4	5,325
Machinery	1.3	4,883
Wireless Telecommunication Services	1.3	4,874
Metals & Mining	1.3	4,843
Diversified Telecommunication Services	1.2	4,537
Auto Components	1.2	4,278
Health Care Equipment & Supplies	1.2	4,261
Industrial Conglomerates	1.1	4,072
Automobiles	1.0	3,523
Specialty Retail	0.7	2,613
Communications Equipment	0.4	1,499
Electric Utilities	0.4	1,492
Paper & Forest Products	0.2	818

Investment Securities, at Value	95.6	352,483
Short-Term Investments	4.4	16,123

Total Investments	100.0%	$368,606

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $14,231.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $374,988. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $23,723 and $30,105, respectively. Net unrealized depreciation for tax purposes is $6,382.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $1,926, or 0.54%, of the fund’s net assets.
ADR	American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$20,675	$331,808	$—	$352,483
Repurchase Agreement	—	1,220	—	1,220
Securities Lending Collateral	14,903	—	—	14,903

Total	$35,578	$333,028	$—	$368,606

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 106	Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Principal	Value
		(000’s)	(000’s)

FOREIGN GOVERNMENT OBLIGATIONS — 62.0%
Argentina — 3.3%
Republic of Argentina
7.00%, 10/03/2015		$11,284	$10,009
Belarus — 0.3%
Republic of Belarus
8.75%, 08/03/2015 — Reg S ^		830	701
8.95%, 01/26/2018 — Reg S ^		360	302
Belize — 0.2%
Republic of Belize
6.00%, 02/20/2029 — Reg S		810	486
Brazil — 8.7%
Banco National de Desenvolvimento Economico e Social
5.50%, 07/12/2020 — Reg S		4,300	4,635
5.50%, 07/12/2020 — 144A		2,970	3,202
6.37%, 06/16/2018 — Reg S		1,300	1,473
6.37%, 06/16/2018 — 144A ^		478	542
Brazilian Government International Bond
4.88%, 01/22/2021 ^		1,270	1,403
Republic of Brazil
5.88%, 01/15/2019 ^		1,390	1,630
7.13%, 01/20/2037		5,677	7,593
8.00%, 01/15/2018		1,322	1,554
8.88%, 10/14/2019		3,623	5,023
Chile — 1.5%
Republic of Chile
5.50%, 08/05/2020	CLP	2,104,500	4,515
Colombia — 3.0%
Colombia Government International Bond
4.38%, 07/12/2021		$2,670	2,790
Republic of Colombia
7.38%, 03/18/2019		260	328
11.75%, 02/25/2020		2,160	3,348
12.00%, 10/22/2015	COP	4,200,000	2,852
Croatia — 0.5%
Republic of Croatia
6.63%, 07/14/2020 — 144A ^		$1,630	1,608
Dominican Republic — 0.3%
Republic of The Dominican Republic
7.50%, 05/06/2021 — 144A		720	747
9.04%, 01/23/2018 — Reg S		383	427
Ecuador — 0.9%
Republic of Ecuador
9.38%, 12/15/2015 — Reg S		2,870	2,827
Ghana — 1.2%
Republic of Ghana
8.50%, 10/04/2017 — 144A		2,596	2,908
8.50%, 10/04/2017 — Reg S		800	896
Indonesia — 1.8%
Republic of Indonesia
6.88%, 01/17/2018 — 144A		740	873
7.75%, 01/17/2038 — 144A ^		584	791
7.75%, 01/17/2038 — Reg S		670	908
11.63%, 03/04/2019 — Reg S		1,850	2,757
Ivory Coast — 0.3%
Republic of The Ivory Coast
2.50%, 12/31/2032 — Reg S Џ ‡		1,659	900
Lithuania — 0.9%
Republic of Lithuania
6.13%, 03/09/2021 — 144A ^		550	567
6.75%, 01/15/2015 — 144A		710	767
7.38%, 02/11/2020 — Reg S		1,370	1,533
Malaysia — 1.0%
Republic of Malaysia
3.21%, 05/31/2013	MYR	9,280	3,037
Mexico — 5.1%
United Mexican States
5.95%, 03/19/2019		$860	1,007
6.05%, 01/11/2040		2,750	3,224
6.75%, 09/27/2034		4,657	5,810
8.00%, 06/11/2020	MXN	70,490	5,991
Namibia — 0.4%
Namibia International Bonds
5.50%, 11/03/2021 — 144A		$1,140	1,140
Pakistan — 0.2%
Republic of Pakistan
6.88%, 06/01/2017 — Reg S		889	685
Panama — 2.0%
Republic of Panama
5.20%, 01/30/2020		2,480	2,768
8.88%, 09/30/2027		1,694	2,499
9.38%, 04/01/2029		700	1,082
Peru — 1.3%
Republic of Peru
7.35%, 07/21/2025		10	13
8.75%, 11/21/2033		2,631	3,953
Philippines — 4.9%
Republic of The Philippines
4.00%, 01/15/2021 ^		9,693	9,862
8.38%, 06/17/2019		1,841	2,400
9.50%, 02/02/2030		1,796	2,741
Russian Federation — 6.7%
Russian Federation
7.50%, 03/31/2030 — Reg S		4,362	5,169
12.75%, 06/24/2028 — Reg S		4,470	7,755
Russian Foreign Bond — Eurobond
5.00%, 04/29/2020 — Reg S		7,600	7,904
Senegal — 0.2%
Republic of Senegal
8.75%, 05/13/2021 — 144A		470	484
South Africa — 1.3%
Eskom Holdings SOC, Ltd.
5.75%, 01/26/2021 — 144A		3,754	3,960
Sri Lanka — 0.4%
Republic of Sri Lanka
6.25%, 10/04/2020 Reg S ^		693	702
6.25%, 10/04/2020 — 144A		680	689
Turkey — 6.0%
Export Credit Bank of Turkey
5.38%, 11/04/2016 — 144A		865	865
Republic of Turkey
5.63%, 03/30/2021		2,210	2,332
6.88%, 03/17/2036		4,584	5,077
7.00%, 03/11/2019		4,170	4,816
7.50%, 11/07/2019		3,980	4,736
8.00%, 02/14/2034		390	486
Ukraine — 4.5%
Republic of Ukraine
6.58%, 11/21/2016 — Reg S ^		3,882	3,688

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 107	Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Principal	Value
		(000’s)	(000’s)

Ukraine (continued)
Republic of Ukraine (continued)
7.75%, 09/23/2020 — Reg S ^		$9,200	$8,808
7.75%, 09/23/2020 — 144A ^		1,780	1,704
Uruguay — 0.4%
Republic of Uruguay
8.00%, 11/18/2022 ^		953	1,263
Venezuela — 4.7%
Republic of Venezuela
6.00%, 12/09/2020 — Reg S		1,940	1,159
7.00%, 03/31/2038 — Reg S		2,907	1,664
7.65%, 04/21/2025		4,700	2,926
9.00%, 05/07/2023 — Reg S		2,110	1,445
9.25%, 09/15/2027 ^		10,447	7,548

Total Foreign Government Obligations (cost $180,828)			192,287

CORPORATE DEBT SECURITIES — 27.3%
Brazil — 0.8%
Centrais Eletricas Brasileiras SA
5.75%, 10/27/2021 — 144A ^		2,450	2,536
Cayman Islands — 2.1%
Banco Safra Cayman Islands, Ltd.
6.75%, 01/27/2021 — 144A ^		1,440	1,505
6.75%, 01/27/2021 — Reg S ^		1,730	1,808
Odebrecht Finance, Ltd.
6.00%, 04/05/2023 — 144A		3,030	3,042
Chile — 0.4%
Banco Santander Chile
6.50%, 09/22/2020 Reg S	CLP	625,000	1,257
Ireland — 1.4%
Metalloinvest Finance, Ltd.
6.50%, 07/21/2016 — 144A ^		$1,450	1,387
Novatek Finance, Ltd.
6.60%, 02/03/2021 — 144A		1,490	1,551
Vimpel Communications Via VIP Finance
Ireland, Ltd. OJSC
7.75%, 02/02/2021 — 144A		1,480	1,421
Kazakhstan — 3.7%
Development Bank of Kazakhstan JSC
5.50%, 12/20/2015 — 144A ^		1,280	1,331
KazMunayGas National Co.
6.38%, 04/09/2021 — 144A ^		2,550	2,716
6.38%, 04/09/2021 — Reg S		1,500	1,598
9.13%, 07/02/2018 — Reg S		550	666
9.13%, 07/02/2018 — 144A		4,370	5,288
Luxembourg — 3.2%
Russian Agricultural Bank OJSC Via RSHB
Capital SA
6.30%, 05/15/2017 — 144A		1,527	1,600
6.30%, 05/15/2017 — Reg S		1,500	1,571
7.18%, 05/16/2013 — 144A		4,130	4,346
7.18%, 05/16/2013 — Reg S		450	474
7.75%, 05/29/2018 — Reg S		1,600	1,776
Mexico — 4.4%
Cemex SAB de CV
9.00%, 01/11/2018 — 144A		2,020	1,687
9.00%, 01/11/2018 — Reg S		340	284
Petroleos Mexicanos
5.50%, 01/21/2021 ^		8,740	9,329
8.00%, 05/03/2019 ^		2,097	2,616
Intergas Finance BV
6.38%, 05/14/2017 — Reg S		900	954
Majapahit Holding BV
7.75%, 01/20/2020 — Reg S		9,740	11,261
VimpelCom Holdings BV
7.50%, 03/01/2022 — 144A		1,810	1,697
United States — 2.8%
Pemex Project Funding Master Trust
6.63%, 06/15/2035 ^		3,076	3,353
6.63%, 06/15/2038		2,097	2,286
8.63%, 12/01/2023		1,750	2,135
Reliance Holdings USA, Inc.
6.25%, 10/19/2040 — 144A		850	844
Venezuela — 4.1%
Petroleos de Venezuela SA
8.50%, 11/02/2017 — Reg S		17,240	12,498

Total Corporate Debt Securities (cost $82,928)			84,817

		Value
	Shares	(000’s)

SECURITIES LENDING COLLATERAL — 11.5%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	35,765,333	35,765
Total Securities Lending Collateral (cost $35,765)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 10.6%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $32,788 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $33,447.	$32,788	32,788
Total Repurchase Agreement (cost $32,788)

Total Investment Securities (cost $332,309) П		345,657
Other Assets and Liabilities — Net		(35,280)

Net Assets		$310,377

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 108	Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY: (unaudited)	Total Investments	(000's)

Foreign Government Obligation	55.6%	$192,287
Oil, Gas & Consumable Fuels	13 .0	44,881
Electric Utilities	4 .0	13,798
Commercial Banks	2 .7	9,248
Diversified Financial Services	2 .2	7,806
Wireless Telecommunication Services	0 .9	3,118
Construction & Engineering	0 .9	3,042
Construction Materials	0 .6	1,970
Gas Utilities	0.3	954

Investment Securities, at Value	80.2	277,104
Short-Term Investments	19 .8	68,553

Total Investments	100.0%	$345,657

FUTURES CONTRACTS: g

				Net Unrealized
				Appreciation
Description	Type	Contracts Г	Expiration Date	(000’s)

10-Year U.S. Treasury Note	Long	136	12/20/2011	$37
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $35,043.

Џ	In default.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $334,028. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $14,588 and $2,959, respectively. Net unrealized appreciation for tax purposes is $11,629.

┌	Contract amounts are not in thousands.

g	Cash in the amount of $313 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $51,798, or 16.69%, of the fund’s net assets.
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

CURRENCY	ABBREVIATIONS:

CLP	Chilean Peso
COP	Columbian Peso
MXN	Mexican Peso
MYR	Malaysian Riggit

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 109	Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Corporate Debt Securities	$—	$84,817	$—	$84,817
Foreign Government Obligations	—	192,287	—	192,287
Repurchase Agreement	—	32,788	—	32,788
Securities Lending Collateral	35,765	—	—	35,765

Total	$35,765	$309,892	$—	$345,657

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011

Futures Contracts — Appreciation	$37	$—	$—	$37
Level 3 Rollforward — Investment Securities

Net Change in
Unrealized
Appreciation/
						Net Change in				(Depreciation)
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending	on Investments
	Balance at			Discounts/	Realized	Appreciation/	into	out of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation) ƒ	Level 3	Level 3	10/31/2011	10/31/2011 ƒ

Corporate Debt Securities	$234	$—	$(2,298)	$—	$(937)	$3,001	$—	$—	$—	$—

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 10/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 110	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Shares	Value (000’s)

PREFERRED STOCKS — 1.6%
Automobiles — 0.6%
Better Place ‡ Ә § Δ	555,742	$1,667
Internet Software & Services — 0.8%
Zynga — Series C ‡ Ә § Δ	158,524	2,224
Software — 0.2%
Workday, Inc. ‡ Ә § Δ	30,621	406

Total Preferred Stocks (cost $4,297)		4,297

COMMON STOCKS — 97.3%
Air Freight & Logistics — 3.4%
CH Robinson Worldwide, Inc. ^	49,484	3,436
Expeditors International of Washington, Inc.	126,415	5,764
Capital Markets — 0.6%
Greenhill & Co., Inc. ^	45,147	1,706
Chemicals — 2.8%
Intrepid Potash, Inc. ‡ ^	131,131	3,649
Rockwood Holdings, Inc. ‡	86,515	3,984
Commercial Services & Supplies — 6.3%
Covanta Holding Corp.	191,879	2,813
Edenred	355,940	10,040
Stericycle, Inc. ‡ ^	48,455	4,050
Communications Equipment — 4.2%
Motorola Solutions, Inc.	238,848	11,204
Construction Materials — 1.0%
Martin Marietta Materials, Inc. ^	37,369	2,697
Diversified Consumer Services — 3.2%
New Oriental Education & Technology
Group ADR ‡	111,231	3,297
Weight Watchers International, Inc. ^	72,028	5,375
Diversified Financial Services — 5.5%
IntercontinentalExchange, Inc. ‡	30,514	3,963
Leucadia National Corp.	142,223	3,816
MSCI, Inc. — Class A ‡ ^	213,202	7,119
Electric Utilities — 1.5%
Brookfield Infrastructure Partners, LP	156,278	3,921
Electrical Equipment — 0.9%
First Solar, Inc. ‡ ^	47,696	2,374
Food & Staples Retailing — 1.1%
Sun Art Retail Group, Ltd. ‡	2,355,500	3,050
Food Products — 2.6%
Mead Johnson Nutrition Co. — Class A	96,029	6,900
Health Care Equipment & Supplies — 6.5%
Gen-Probe, Inc. ‡	72,824	4,377
IDEXX Laboratories, Inc. ‡ ^	54,882	3,951
Intuitive Surgical, Inc. ‡ ^	21,306	9,243
Health Care Technology — 0.9%
Athenahealth, Inc. ‡ ^	45,333	2,399
Hotels, Restaurants & Leisure — 4.0%
Chipotle Mexican Grill, Inc. ‡ ^	11,045	3,712
Ctrip.com International, Ltd. ADR ‡ ^	107,263	3,739
Dunkin’ Brands Group, Inc. ‡	115,993	3,377
Internet & Catalog Retail — 2.8%
Groupon, Inc. ‡ Ә § Δ	291,388	4,458
NetFlix, Inc. ‡ ^	36,087	2,962
Internet Software & Services — 7.5%
Akamai Technologies, Inc. ‡	139,892	3,769
Alibaba.com, Ltd.	1,324,200	1,555
LinkedIn Corp. — Class A ‡ ^	47,473	4,268
Renren, Inc. ADR ‡ ^	199,495	1,404
Yandex NV — Class A ‡ ^	222,257	6,116
Youku.com, Inc. ADR ‡ ^	129,513	2,751
IT Services — 1.6%
Gartner, Inc. ‡	108,192	4,168
Life Sciences Tools & Services — 2.7%
Illumina, Inc. ‡ ^	123,643	3,786
Techne Corp.	49,719	3,421
Machinery — 1.7%
Schindler Holding AG	38,439	$4,501
Media — 1.5%
McGraw-Hill Cos., Inc.	96,781	4,113
Metals & Mining — 2.0%
Lynas Corp., Ltd. ‡ ^	977,880	1,210
Molycorp, Inc. ‡ ^	109,507	4,191
Multiline Retail — 1.7%
Dollar Tree, Inc. ‡	57,254	4,578
Oil, Gas & Consumable Fuels — 3.7%
Range Resources Corp.	86,130	5,929
Ultra Petroleum Corp. ‡ ^	125,290	3,992
Personal Products — 0.9%
Natura Cosmeticos SA	122,759	2,388
Pharmaceuticals — 2.2%
Ironwood Pharmaceuticals, Inc. — Class A ‡ ^	143,985	1,958
Valeant Pharmaceuticals International, Inc.	98,919	3,913
Professional Services — 7.1%
IHS, Inc. — Class A ‡	49,009	4,116
Intertek Group PLC	146,872	4,842
Qualicorp SA ‡	454,755	4,159
Verisk Analytics, Inc. — Class A ‡	172,025	6,047
Semiconductors & Semiconductor Equipment — 2.0%
ARM Holdings PLC ADR ^	163,339	4,588
NVIDIA Corp. ‡	58,059	859
Software — 9.8%
Citrix Systems, Inc. ‡	32,954	2,400
FactSet Research Systems, Inc. ^	43,249	4,300
Red Hat, Inc. ‡	149,125	7,404
Salesforce.com, Inc. ‡	43,978	5,857
Solera Holdings, Inc.	113,907	6,223
Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica, Inc. ‡ ^	68,324	3,859
Trading Companies & Distributors — 3.0%
Fastenal Co.	209,015	7,961
Wireless Telecommunication Services — 1.2%
Millicom International Cellular SA	30,193	3,330

Total Common Stocks (cost $212,862)		261,332

SECURITIES LENDING COLLATERAL — 19.5%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	52,437,133	52,437
Total Securities Lending Collateral (cost $52,437)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 1.0%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $2,796 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 08/01/2026, with a value of $2,854.	$2,796	2,796
Total Repurchase Agreement (cost $2,796)

Total Investment Securities (cost $272,392) П		320,862
Other Assets and Liabilities — Net		(52,202)

Net Assets		$268,660

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 111	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.

Ә	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total fair value of $8,755, or 3.26%, of the fund’s net assets.

§	Illiquid. These securities had an aggregate market value of $8,755, or 3.26%, of the fund’s net assets.

Δ	Restricted Security. At 10/31/2011, the fund owned the respective securities (representing 3.26% of the fund’s net assets) which were restricted as to public resale:

Description	Date of Acquisition	Shares	Cost	Market Value	Price

Better Place	01/25/2010	555,742	$1,667	$1,667	$3.00
Zynga — Series C	02/18/2011	158,524	2,224	2,224	14.03
Workday, Inc.	10/12/2011	30,621	406	406	13.26
Groupon, Inc.	12/17/2010	291,388	2,301	4,458	15.30

^	All or a portion of this security is on loan. The value of all securities on loan is $51,236.

▲	Rate shown reflects the yield at 10/31/2011.

P	Aggregate cost for federal income tax purposes is $272,953. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $62,584 and $14,675, respectively. Net unrealized appreciation for tax purposes is $47,909.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable
Investment Securities	Prices	Inputs	Inputs	Value at 10/31/2011

Common Stocks	$219,197	$37,677	$4,458	$261,332
Preferred Stocks	—	—	4,297	4,297
Repurchase Agreement	—	2,796	—	2,796
Securities Lending Collateral	52,437	—	—	52,437

Total	$271,634	$40,473	$8,755	$320,862

Level 3 Rollforward — Investment Securities

										Net Change in
										Unrealized
										Appreciation/
						Net Change in				(Depreciation)
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers		on Investments
	Balance at			Discounts/	Realized	Appreciation/	into	out of	Ending Balance	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation) ƒ	Level 3	Level 3	at 10/31/2011	10/31/2011 ƒ

Common Stocks	$—	$2,301	$—	$—	$—	$2,157	$—	$—	$4,458	$2,157
Preferred Stocks	$1,667	2,630	—	—	—	—	—	—	4,297	—

Total	$1,667	$4,931	$—	$—	$—	$2,157	$—	$—	$8,755	$2,157

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 10/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 112	Annual Report 2011

Transamerica Morgan Stanley Small Company Growth
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Shares	Value (000’s)

PREFERRED STOCKS — 2.9%
Automobiles — 0.5%
Better Place ‡ Ә § Δ	289,277	$868
Internet Software & Services — 2.1%
Twitter, Inc. — Series E ‡ Ә § Δ	198,284	3,191
Xoom, Inc. — Series F ‡ Ә § Δ	264,130	607
IT Services — 0.1%
Ning, Inc. ‡ Ә § Δ	108,208	255
Software — 0.2%
Workday, Inc. ‡ Ә § Δ	20,219	268

Total Preferred Stocks (cost $3,194)		5,189

COMMON STOCKS — 95.2%
Biotechnology — 1.0%
Abcam PLC	298,536	1,775
Capital Markets — 4.1%
CETIP SA — Balcao Organizado de Ativos e
Derivativos	98,296	1,357
Financial Engines, Inc. ‡ ^	127,331	2,892
Greenhill & Co., Inc. ^	79,548	3,005
Chemicals — 4.4%
Intrepid Potash, Inc. ‡ ^	94,984	2,643
Rockwood Holdings, Inc. ‡	111,409	5,130
Commercial Services & Supplies — 1.5%
Covanta Holding Corp.	177,998	2,609
Construction Materials — 1.3%
Eagle Materials, Inc. ^	110,056	2,265
Diversified Financial Services — 0.4%
PICO Holdings, Inc. ‡ ^	32,170	735
Diversified Telecommunication Services — 1.5%
Cogent Communications Group, Inc. ‡ ^	171,536	2,753
Electric Utilities — 4.7%
Brookfield Infrastructure Partners, LP	332,851	8,351
Prime AET&D Holdings No. 1 Pty, Ltd. ‡ Ә § Δ	737,572	♦
Health Care Equipment & Supplies — 2.9%
Gen-Probe, Inc. ‡	70,087	4,213
Zeltiq Aesthetics, Inc. ‡ ^	61,286	873
Health Care Providers & Services — 4.2%
Accretive Health, Inc. ‡ ^	110,009	2,619
Castlight Health, Inc. ‡ Ә § Δ	193,841	797
HMS Holdings Corp. ‡ ^	152,463	3,727
LCA-Vision, Inc. ‡ ^	86,498	279
Health Care Technology — 3.3%
Athenahealth, Inc. ‡ ^	109,878	5,814
Hotels, Restaurants & Leisure — 7.1%
Country Style Cooking Restaurant Chain Co., Ltd. ADR ‡ ^	95,634	1,311
Dunkin’ Brands Group, Inc. ‡ ^	97,803	2,847
PF Chang’s China Bistro, Inc. ^	121,490	3,778
Vail Resorts, Inc. ^	106,488	4,746
Household Durables — 2.6%
Brookfield Incorporacoes SA	559,713	2,152
iRobot Corp. ‡ ^	72,274	2,447
Insurance — 2.0%
Greenlight Capital Re, Ltd. — Class A ‡ ^	160,121	3,608
Internet & Catalog Retail — 7.1%
Blue Nile, Inc. ‡ ^	110,438	4,984
MakeMyTrip, Ltd. ‡ ^	126,827	3,806
Ocado Group PLC ‡ ^	1,052,873	1,578
Shutterfly, Inc. ‡ ^	56,397	2,350
Internet Software & Services — 8.5%
Bankrate, Inc. ‡	167,618	3,264
Mercadolibre, Inc. ^	54,066	3,525
Opentable, Inc. ‡ ^	51,933	2,278
Sohu.com, Inc. ‡ ^	25,800	1,558
VistaPrint NV ‡ ^	60,506	2,113
Youku.com, Inc. ADR ‡ ^	88,609	1,882
Youku.com, Inc. — Class A ‡ Ә § Δ	10	♦
Zillow, Inc. — Class A ‡ ^	19,383	575
Leisure Equipment & Products — 1.3%
Universal Entertainment Corp.	90,400	2,354
Life Sciences Tools & Services — 3.7%
Techne Corp. ^	96,468	6,637
Media — 2.9%
Lakes Entertainment, Inc. ‡ ^	61,344	129
Lamar Advertising Co. — Class A ‡ ^	138,742	3,120
Pandora Media, Inc. ‡ ^	126,444	1,998
Metals & Mining — 3.3%
Lynas Corp., Ltd. ‡ ^	4,745,353	5,872
Multiline Retail — 1.6%
PriceSmart, Inc. ^	37,986	2,888
Oil, Gas & Consumable Fuels — 4.6%
Brigham Exploration Co. ‡	155,136	5,649
Oasis Petroleum, Inc. ‡ ^	88,208	2,588
Pharmaceuticals — 1.3%
Ironwood Pharmaceuticals, Inc. — Class A ‡ ^	172,968	2,352
Professional Services — 9.8%
Advisory Board Co. ‡ ^	114,806	7,032
Corporate Executive Board Co. ^	117,999	4,318
CoStar Group, Inc. ‡ ^	98,603	6,067
Real Estate Management & Development — 0.2%
Consolidated-Tomoka Land Co. ^	14,417	432
Semiconductors & Semiconductor Equipment — 1.3%
Tessera Technologies, Inc. ‡ ^	174,173	2,398
Software — 6.4%
Netsuite, Inc. ‡ ^	138,052	5,251
Solera Holdings, Inc.	114,296	6,244
Specialty Retail — 0.6%
Citi Trends, Inc. ‡ ^	88,421	1,096
Transportation Infrastructure — 1.6%
LLX Logistica SA ‡	1,251,435	2,784

Total Common Stocks (cost $139,611)		169,848

SECURITIES LENDING COLLATERAL — 25.4%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	45,268,409	45,268
Total Securities Lending Collateral (cost $45,268)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 1.9%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $3,431 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, with a value of $3,503.	$3,431	3,431
Total Repurchase Agreement (cost $3,431)

Total Investment Securities (cost $191,504) П		223,736
Other Assets and Liabilities — Net		(45,319)

Net Assets		$178,417

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 113	Annual Report 2011

Transamerica Morgan Stanley Small Company Growth
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts except share amounts in thousands):

‡	Non-income producing security.

Ә	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of $5,986, or 3.36% of the fund’s net assets.

Π	Illiquid. These securities had an aggregate market value of $5,986, or 3.36%, of the fund’s net assets.

Δ	Restricted Security. At 10/31/2011, the fund owned the respective securities (representing 3.36% of the fund’s net assets) which were restricted as to public resale:

Description	Date of Acquisition	Shares	Cost	Market Value	Price

Better Place	01/25/2010	289,277	$868	$868	$3.00
Twitter, Inc.	09/24/2009	198,284	528	3,191	16.09
Xoom, Inc.	02/23/2010	264,130	756	607	2.30
Ning, Inc.	03/19/2008	108,208	774	255	2.36
Workday, Inc.	10/12/2011	20,219	268	268	13.26
Prime AET&D Holdings No. 1 Pty, Ltd.	10/13/2010	737,572	♦	♦	0.00
Castlight Health, Inc.	06/04/2010	193,841	797	797	4.11
Youku.com, Inc. — Class A	09/16/2010	10	♦	♦	1.18

^	All or a portion of this security is on loan. The value of all securities on loan is $44,106.

♦	Amount rounds to less than 1.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $193,198. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $42,419 and $11,881, respectively. Net unrealized appreciation for tax purposes is $30,538.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$151,553	$17,498	$797	$169,848

Preferred Stocks	—	—	5,189	5,189

Repurchase Agreement	—	3,431	—	3,431

Securities Lending Collateral	45,268	—	—	45,268

Total	$196,821	$20,929	$5,986	$223,736

Level 3 Rollforward — Investment Securities

										Net Change in
										Unrealized
										Appreciation/
						Net Change in				(Depreciation)
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers out	Ending	on Investments
	Balance at			Discounts/	Realized	Appreciation/	into	of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation) ƒ	Level 3	Level 3	10/31/2011	10/31/2011 ƒ

Common Stocks	$797	$852	$(852)	$—	$—	$—	$—	$—	$797	$—

Convertible Preferred Stocks	852	—	(852)	—	—	—	—	—	—	—

Preferred Stocks	3,166	268	(1,235)	—	658	2,332	—	—	5,189	2,367

Total	$4,815	$1,120	$(2,939)	$—	$658	$2,332	$—	$—	$5,986	$2,367

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 10/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 114	Annual Report 2011

Transamerica Neuberger Berman International
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Shares	Value (000’s)

COMMON STOCKS — 95.9%
Australia — 1.5%
CSL, Ltd.	124,020	$3,735
Imdex, Ltd. ^	888,615	1,940
Austria — 0.6%
Vienna Insurance Group AG Wiener
Versicherung Gruppe	50,652	2,124
Belgium — 2.1%
Anheuser-Busch InBev NV	40,935	2,270
Anheuser-Busch InBev NV — STRIP VVPR ‡	130,726	♦
Colruyt SA	86,580	3,557
Telenet Group Holding NV ‡	45,089	1,739
Brazil — 0.4%
HRT Participacoes em Petroleo SA ‡	3,100	1,546
Canada — 10.5%
Cenovus Energy, Inc.	57,794	1,980
Corus Entertainment, Inc. — Class B	204,760	3,922
Goldcorp, Inc.	103,900	5,056
MacDonald Dettwiler & Associates, Ltd.	73,715	3,314
Neo Material Technologies, Inc. ‡	388,600	3,006
New Gold, Inc. ‡	390,700	4,841
Peyto Exploration & Development Corp. ^	184,800	4,032
Potash Corp., of Saskatchewan, Inc.	93,158	4,410
Silver Wheaton Corp. ^	119,300	4,120
Vermilion Energy, Inc. ^	66,100	3,114
Cayman Islands — 0.6%
China Liansu Group Holdings, Ltd.	3,935,900	2,118
Chile — 1.2%
Sociedad Quimica y Minera de Chile SA ADR	72,485	4,240
Cyprus — 1.0%
ProSafe SE ^	469,205	3,547
Denmark — 3.0%
Novo Nordisk A/S — Class B	36,222	3,846
Sydbank A/S	163,950	3,036
Tryg A/S	69,260	3,851
France — 6.1%
Alcatel-Lucent ‡ ^	1,096,361	3,031
CFAO SA ^ §	108,121	4,177
Eutelsat Communications SA	106,569	4,389
LVMH Moet Hennessy Louis Vuitton SA	20,685	3,428
Sodexo	96,340	6,956
Germany — 7.0%
Brenntag AG	51,090	5,140
Deutsche Boerse AG ‡	102,355	5,641
Deutsche Telekom AG	262,570	3,335
Fresenius Medical Care AG & Co., KGaA	82,091	5,980
Linde AG	33,224	5,264
Hong Kong — 0.9%
China Mobile, Ltd. ADR ^	68,865	3,275
Ireland — 2.2%
DCC PLC	94,056	2,602
Willis Group Holdings PLC ^	150,900	5,479
Japan — 11.7%
Bridgestone Corp.	75,900	1,780
Brother Industries, Ltd. ^	285,600	3,727
Circle K Sunkus Co., Ltd.	257,100	4,192
Jupiter Telecommunications Co., Ltd. §	7,346	7,169
Kansai Paint Co., Ltd.	200,600	1,883
KDDI Corp.	649	4,754
Kenedix Realty Investment Corp. REIT ^	1,046	3,033
Makita Corp.	74,800	2,793
Nihon Kohden Corp.	192,700	4,499
NTT DoCoMo, Inc.	1,425	2,531
Sundrug Co., Ltd. ^	176,000	5,194
Jersey, Channel Islands — 2.7%
Experian Group, Ltd.	331,779	4,310
Informa PLC	432,977	2,514
Petrofac, Ltd.	128,480	2,951
Korea, Republic of — 3.7%
Hyundai Mobis	20,251	5,795
Samsung Electronics Co., Ltd.	4,066	3,500
Shinhan Financial Group Co., Ltd.	94,285	3,756
Luxembourg — 1.1%
Subsea 7 SA ‡ ^	180,943	3,902
Netherlands — 7.3%
Akzo Nobel NV	59,170	3,111
Imtech NV ^	139,350	4,117
Koninklijke Ahold NV	333,888	4,266
Nutreco NV	82,667	5,492
Sligro Food Group NV §	108,373	3,547
Unilever NV	169,985	5,869
Norway — 1.0%
DnB NOR ASA ‡	305,880	3,538
Russian Federation — 0.5%
Novatek OAO GDR	12,200	1,713
South Africa — 1.1%
MTN Group, Ltd.	224,320	3,899
Sweden — 2.6%
Elekta AB — Class B ^	101,495	4,053
Nordea Bank AB	197,250	1,791
Telefonaktiebolaget LM Ericsson — Class B	335,025	3,492
Switzerland — 11.1%
Bucher Industries AG	19,957	3,445
Credit Suisse Group AG ‡	136,748	3,944
Givaudan SA ‡	5,144	4,679
Nestle SA	73,658	4,260
Novartis AG	73,836	4,160
Roche Holding AG	32,060	5,259
SGS SA	3,104	5,325
Sika AG	1,409	2,761
Sulzer AG	52,081	6,070
Turkey — 0.5%
Sinpas Gayrimenkul Yatirim Ortakligi AS REIT	2,623,533	1,870
United Kingdom — 15.5%
Amlin PLC	796,141	3,672
Avanti Communications Group PLC ‡ ^	205,040	1,021
BG Group PLC	211,305	4,581
BHP Billiton PLC	86,615	2,727
Bunzl PLC	335,667	4,342
Chemring Group PLC	682,855	5,587
Diploma PLC	355,655	1,835
Fidessa Group PLC	77,312	2,018
Jazztel PLC ‡	64,001	368
Mitie Group PLC	1,176,337	4,747
Reed Elsevier PLC	440,395	3,770
Rio Tinto PLC ADR ^	54,900	2,968
RPS Group PLC §	907,338	2,628
Synergy Health PLC §	225,367	3,013
Tullow Oil PLC	178,597	4,013
Vodafone Group PLC	3,149,484	8,746

Total Common Stocks (cost $297,926)		345,021

SECURITIES LENDING COLLATERAL — 9.9%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	35,679,099	35,679
Total Securities Lending Collateral (cost $35,679)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 115	Annual Report 2011

Transamerica Neuberger Berman International
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 4.5%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $16,153 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 4.00%, due 04/01/2025 - 05/01/2025, with a total value of $16,479.	$16,153	$16,153
Total Repurchase Agreement (cost $16,153)

Total Investment Securities (cost $349,758) Π		396,853
Other Assets and Liabilities — Net		(37,207)

Net Assets		$359,646

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)

Chemicals	7.4%	$29,354
Wireless Telecommunication Services	5 .8	23,205
Media	5 .5	21,764
Metals & Mining	5 .5	21,652
Oil, Gas & Consumable Fuels	5 .3	20,979
Food & Staples Retailing	4 .2	16,564
Food Products	3 .9	15,621
Insurance	3 .8	15,126
Pharmaceuticals	3 .3	13,265
Commercial Banks	3 .1	12,121
Auto Components	3 .0	11,752
Energy Equipment & Services	2 .6	10,400
Professional Services	2 .4	9,635
Machinery	2 .4	9,515
Trading Companies & Distributors	2 .4	9,482
Health Care Providers & Services	2 .3	8,993
Health Care Equipment & Supplies	2 .2	8,552
Commercial Services & Supplies	1 .9	7,375
Hotels, Restaurants & Leisure	1 .7	6,956
Communications Equipment	1 .6	6,523
Diversified Telecommunication Services	1 .6	6,463
Diversified Financial Services	1 .4	5,641
Aerospace & Defense	1 .4	5,587
Software	1 .3	5,332
Real Estate Investment Trusts	1 .2	4,903
Multiline Retail	1 .1	4,192
Construction & Engineering	1 .0	4,117
Capital Markets	1 .0	3,944
Biotechnology	0 .9	3,735
Office Electronics	0 .9	3,727
Semiconductors & Semiconductor Equipment	0 .9	3,500
Textiles, Apparel & Luxury Goods	0 .9	3,428
Household Durables	0 .7	2,793
Industrial Conglomerates	0 .7	2,602
Beverages	0 .6	2,270
Building Products	0 .5	2,118
Electronic Equipment & Instruments	0.5	1,835

Investment Securities, at Value	86.9	345,021
Short-Term Investments	13 .1	51,832

Total Investments	100.0%	$396,853

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 116	Annual Report 2011

Transamerica Neuberger Berman International
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amount in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $34,143.

‡	Non-income producing security.

§	Illiquid. These securities had an aggregate market value of $20,534, or 5.71%, of the fund’s net assets.

♦	Amount rounds to less than 1.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $353,158. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $57,828 and $14,133, respectively. Net unrealized appreciation for tax purposes is $43,695.
DEFINITIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OAO	Otkrytoe Aktsionernoe Obshchestvo (Russian: Open Joint Stock Corporation)
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
STRIP VVPR	Is a coupon which, if presented along with the corresponding coupon of the share, allows to benefit from a reduced withholding tax of 15%
(rather than 25%) on the dividends paid by the company.
VALUATION SUMMARY (all amounts in thousands): э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$45,699	$299,322	$—	$345,021

Repurchase Agreement	—	16,153	—	16,153

Securities Lending Collateral	35,679	—	—	35,679

Total	$81,378	$315,475	$—	$396,853

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 117	Annual Report 2011

Transamerica Oppenheimer Developing Markets
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

PREFERRED STOCKS — 1.3%
Brazil — 1.2%
Lojas Americanas SA , 0.68% ▲	652,278	$5,737
Colombia — 0.1%
Banco Davivienda SA , 2.86% ▲	49,308	534

Total Preferred Stocks (cost $4,616)		6,271

COMMON STOCKS — 96.7%
Bermuda — 0.9%
Credicorp, Ltd.	25,130	2,734
Dairy Farm International Holdings, Ltd.	194,542	1,576
Brazil — 13.3%
Anhanguera Educacional Participacoes SA	98,000	1,441
B2W Cia Global Do Varejo	355,116	2,885
BM&FBOVESPA SA	1,759,046	10,502
Cia Brasileira de Distribuicao Grupo Pao de Acucar — Class A ADR ^	202,500	7,936
Cia de Bebidas das Americas ADR ^	199,400	6,724
Diagnosticos da America SA ‡	215,300	1,712
Embraer SA ADR ‡ ^	202,930	5,646
Estacio Participacoes SA	255,400	2,981
Kroton Educacional SA ‡	102,900	1,151
Lojas Americanas SA	2,430	19
Multiplan Empreendimentos Imobiliarios SA	123,500	2,498
Natura Cosmeticos SA	258,400	5,027
Petroleo Brasileiro SA — Class A ADR	431,100	10,903
Totvs SA	32,600	541
Vale SA — Class B ADR ^	261,370	6,168
Cayman Islands — 8.3%
Ambow Education Holding, Ltd. ADR ‡ ^	76,490	512
Baidu, Inc. ADR ‡	51,720	7,250
Ctrip.com International, Ltd. ADR ‡ ^	141,690	4,940
Eurasia Drilling Co., Ltd. — 144A GDR Ə	4,400	104
Eurasia Drilling Co., Ltd. GDR	123,870	2,911
Home Inns & Hotels Management, Inc. ADR ‡ ^	72,200	2,466
Li Ning Co., Ltd.	1,573,500	1,490
Netease.com ADR ‡ ^	37,350	1,769
New Oriental Education & Technology
Group ADR ‡	41,690	1,236
Tencent Holdings, Ltd.	322,800	7,429
Tingyi Cayman Islands Holding Corp.	2,223,000	6,309
Want Want China Holdings, Ltd.	5,308,000	4,894
Chile — 0.8%
Banco Santander Chile	22,354,861	1,729
Cencosud SA	329,377	2,104
China — 1.5%
China Shenhua Energy Co., Ltd. — Class H	1,310,500	5,995
Shanghai Zhenhua Heavy Industries Co., Ltd. ‡	1,229,770	636
Wumart Stores, Inc.	498,000	1,000
Colombia — 1.3%
Almacenes Exito SA	223,861	2,879
Almacenes Exito SA — 144A GDR	67,000	862
BanColombia SA ADR ^	44,160	2,755
Denmark — 1.8%
Carlsberg AS — Class B	130,679	8,847
Egypt — 0.8%
Commercial International Bank Egypt SAE	521,004	2,313
Eastern Co. §	39,982	632
Egyptian Financial Group-Hermes Holding	530,967	1,141
Medinet Nasr Housing	28,563	62
France — 1.7%
Casino Guichard Perrachon SA	32,830	3,074
CFAO SA	91,132	3,520
Vallourec SA	27,230	1,651
Hong Kong — 4.7%
AIA Group, Ltd.	1,656,600	5,065
CNOOC, Ltd.	3,424,000	6,473
Hang Lung Group, Ltd.	451,750	2,737
Hang Lung Properties, Ltd.	1,166,549	4,226
Hong Kong Exchanges & Clearing, Ltd.	281,300	4,758
Sun Art Retail Group, Ltd. ‡	48,000	62
India — 14.1%
Asian Paints, Ltd.	30,567	1,980
Cipla, Ltd.	301,432	1,821
Colgate-Palmolive India, Ltd.	164,749	3,364
Dabur India, Ltd.	723,222	1,500
HDFC Bank, Ltd. ADR ^	180,340	5,710
Hindustan Unilever, Ltd.	816,824	6,267
Housing Development Finance Corp.	682,861	9,601
ICICI Bank, Ltd. ADR	118,450	4,402
Infosys, Ltd.	322,786	18,847
Marico, Ltd.	724,446	2,272
Sun Pharmaceuticals Industries, Ltd.	388,943	4,013
Tata Consultancy Services, Ltd.	260,469	5,930
TV18 Broadcast, Ltd. ‡	322,898	301
Zee Entertainment Enterprises, Ltd.	1,779,904	4,373
Zee Learn, Ltd. ‡	178,613	70
Indonesia — 1.8%
Astra International PT	654,600	5,046
Bank Central Asia PT	567,400	515
Kalbe Farma PT	2,313,500	901
Unilever Indonesia PT	1,550,000	2,725
Isle of Man — 0.4%
Genting Singapore PLC ‡ ^	1,530,000	2,091
Korea, Republic of — 6.0%
E-Mart Co., Ltd. ‡	29,704	7,760
MegaStudy Co., Ltd.	11,735	1,298
NHN Corp. ‡	85,779	17,895
Shinsegae Co., Ltd.	10,696	2,690
Luxembourg — 1.1%
Tenaris SA ADR ^	169,650	5,397
Malaysia — 0.2%
Genting Bhd	314,200	1,094
Mexico — 11.4%
America Movil SAB de CV — Series L ADR	836,480	21,263
Fomento Economico Mexicano SAB de CV	1,294,239	8,685
Fomento Economico Mexicano SAB de CV ADR	171,630	11,509
Grupo Financiero Inbursa SA — Class O	1,239,902	2,660
Grupo Modelo SAB de CV — Series C	228,609	1,454
Grupo Televisa SAB ADR ^	236,060	5,035
Wal-Mart de Mexico SAB de CV — Series V ^	2,330,159	6,015
Netherlands — 0.6%
Yandex NV — Class A ‡ ^	106,290	2,925
Philippines — 3.6%
Jollibee Foods Corp.	1,324,100	2,802
Philippine Long Distance Telephone Co.	58,295	3,252
SM Investments Corp.	243,000	3,147
SM Prime Holdings, Inc.	28,302,170	8,576
Russian Federation — 4.4%
Magnit OJSC GDR	109,370	2,780
Magnit OJSC	82,825	5,733
NovaTek OAO — 144A GDR Ə	24,900	3,474
NovaTek OAO GDR	71,800	10,018
South Africa — 4.6%
Anglo American Platinum, Ltd. ^	72,765	5,240
Impala Platinum Holdings, Ltd.	314,553	7,223
JSE, Ltd.	36,021	318
MTN Group, Ltd.	428,668	7,451
Standard Bank Group, Ltd. ^	200,751	2,465
Taiwan — 5.0%
Epistar Corp.	1,979,500	3,665
High Tech Computer Corp.	520,263	11,692
Synnex Technology International Corp.	1,636,801	4,012
Taiwan Semiconductor Manufacturing Co., Ltd.	2,261,459	5,511
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 118	Annual Report 2011

Transamerica Oppenheimer Developing Markets
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Thailand — 0.7%
Siam Commercial Bank PCL	860,800	$3,289
Turkey — 2.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS	61,571	746
Bim Birlesik Magazalar AS	79,154	2,406
Enka Insaat ve Sanayi AS	1,739,944	4,482
Haci Omer Sabanci Holding AS	1,755,641	5,987
United Kingdom — 4.9%
Anglo American PLC	162,146	5,944
BG Group PLC	11,450	248
Cairn Energy PLC ‡	842,669	3,980
SABMiller PLC	137,510	5,008
Tullow Oil PLC	418,830	9,411
Virgin Islands, British — 0.1%
Mail.ru Group, Ltd. GDR ‡	14,600	499

Total Common Stocks (cost $448,100)		481,043

RIGHT — 0.0% ∞
Colombia — 0.0% ∞
Banco Davivienda SA ‡ Ə	13,896	♦
Total Right (cost $—)
CONVERTIBLE BOND — 0.0% ∞
Brazil — 0.0% ∞
Lojas Americanas SA
13.15%, due 09/15/2017 Ə §	13	181
Total Convertible Bond (cost $147)

SECURITIES LENDING COLLATERAL — 8.8%
State Street Navigator Securities Lending
Trust — Prime Portfolio, 0.23% ▲	43,839,917	43,840
Total Securities Lending Collateral (cost $43,840)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 1.8%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $8,875 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, with a value of $9,055.	$8,875	8,875
Total Repurchase Agreement (cost $8,875)

Total Investment Securities (cost $505,578) Π		540,210
Other Assets and Liabilities — Net		(42,554)

Net Assets		$497,656

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)

Oil, Gas & Consumable Fuels	9.4%	$50,605
Food & Staples Retailing	8.7	46,877
Beverages	8.0	42,972
Internet Software & Services	7.0	37,768
Wireless Telecommunication Services	5.9	31,966
Commercial Banks	5.4	29,105
IT Services	4.6	24,776
Metals & Mining	4.5	24,576
Diversified Financial Services	4.0	21,565
Real Estate Management & Development	3.4	18,099
Hotels, Restaurants & Leisure	2.5	13,392
Household Products	2.3	12,356
Communications Equipment	2.2	11,692
Food Products	2.1	11,203
Media	1.8	9,709
Thrifts & Mortgage Finance	1.8	9,601
Semiconductors & Semiconductor Equipment	1.7	9,176
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 119	Annual Report 2011

Transamerica Oppenheimer Developing Markets
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited) (continued):	Total Investments	(000’s)

Personal Products	1.6	$8,799
Diversified Consumer Services	1.6	8,690
Energy Equipment & Services	1.5	8,308
Industrial Conglomerates	1.4	7,629
Pharmaceuticals	1.2	6,735
Multiline Retail	1.1	5,937
Aerospace & Defense	1.0	5,646
Insurance	0.9	5,065
Automobiles	0.9	5,048
Electronic Equipment & Instruments	0.7	4,012
Auto Components	0.7	3,520
Internet & Catalog Retail	0.5	2,885
Machinery	0.4	2,287
Chemicals	0.4	1,980
Health Care Providers & Services	0.3	1,712
Leisure Equipment & Products	0.3	1,490
Capital Markets	0.2	1,141
Tobacco	0.1	632
Software	0.1	541

Investment Securities, at Value	90.2	487,495
Short-Term Investments	9.8	52,715

Total Investments	100.0%	$540,210

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

§	Illiquid. These securities had an aggregate market value of $813, or 0.16%, of the fund’s net assets.

^	All or a portion of this security is on loan. The value of all securities on loan is $42,424.

‡	Non-income producing security.

ә	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated to $3,759, or 0.76%, of the fund’s net assets.

∞	Percentage rounds to less than 0.1%.

♦	Amount rounds to less than 1.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $512,367. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $59,973 and $32,130, respectively. Net unrealized appreciation for tax purposes is $27,843.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $4,440, or 0.89%, of the fund’s net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

OAO	Otkrytoe Aktsionernoe Obshchestvo (Russian: Open Joint Stock Corporation)

OJSC	Open Joint Stock Company
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 120	Annual Report 2011

Transamerica Oppenheimer Developing Markets
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$179,097	$301,946	$—	$481,043
Convertible Bond	—	181	—	181
Preferred Stocks	6,271	—	—	6,271
Repurchase Agreement	—	8,875	—	8,875
Right	—	—	♦	♦
Securities Lending Collateral	43,840	—	—	43,840
Total	$229,208	$311,002	$ ♦	$540,210
Level 3 Rollforward — Investment Securities

Net Change in
Unrealized
						Net Change in		Transfers		Appreciation/
	Beginning			Accrued	Total	Unrealized		out	Ending	(Depreciation) On
	Balance at			Discounts/	Realized	Appreciation/	Transfers	of	Balance at	Investments Held
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Into level 3	Level 3	10/31/2011	at 10/31/2011
Rights	$ —	$ ♦	$ —	$ —	$ —	$ —	$ —	$ —	$ ♦	$ —

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 121	Annual Report 2011

Transamerica Oppenheimer Small- & Mid-Cap Value
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 93.5%
Aerospace & Defense — 0.9%
Aercap Holdings NV ‡	203,550	$2,414
Airlines — 0.8%
United Continental Holdings, Inc. ‡ ^	108,560	2,097
Auto Components — 1.2%
Lear Corp.	67,850	3,183
Beverages — 1.1%
Molson Coors Brewing Co. — Class B	67,850	2,873
Capital Markets — 1.0%
Affiliated Managers Group, Inc. ‡	27,144	2,514
Chemicals — 4.2%
Airgas, Inc.	64,970	4,479
Celanese Corp. — Class A	54,410	2,370
Mosaic Co.	67,500	3,953
Commercial Banks — 8.2%
CIT Group, Inc. ‡	81,420	2,837
Fifth Third Bancorp	230,890	2,773
M&T Bank Corp.	68,100	5,184
Prosperity Bancshares, Inc. ^	68,240	2,627
Signature Bank ‡ ^	27,140	1,513
TCF Financial Corp. ^	298,540	3,177
Zions Bancorporation ^	179,440	3,115
Commercial Services & Supplies — 1.0%
Republic Services, Inc. — Class A	88,900	2,530
Communications Equipment — 2.8%
Juniper Networks, Inc. ‡	162,840	3,984
Research In Motion, Ltd. ‡	163,650	3,306
Containers & Packaging — 1.0%
Rock-Tenn Co. — Class A	44,150	2,613
Diversified Consumer Services — 0.7%
Coinstar, Inc. ‡ ^	40,190	1,919
Electric Utilities — 4.5%
Cleco Corp.	135,700	5,003
NV Energy, Inc.	203,550	3,265
Pepco Holdings, Inc.	176,410	3,493
Electrical Equipment — 2.2%
Cooper Industries PLC — Class A	108,560	5,695
Energy Equipment & Services — 3.8%
Ensco PLC ADR	78,030	3,876
Nabors Industries, Ltd. ‡	135,700	2,487
Tidewater, Inc. ^	67,850	3,340
Food & Staples Retailing — 0.7%
Kroger Co.	81,420	1,887
Food Products — 3.0%
Adecoagro SA ‡ ^	204,260	1,985
ConAgra Foods, Inc.	135,700	3,438
Sara Lee Corp.	135,700	2,415
Gas Utilities — 2.7%
AGL Resources, Inc.	94,990	3,984
EQT Corp.	47,500	3,016
Health Care Equipment & Supplies — 0.5%
Hospira, Inc. ‡	41,240	1,297
Health Care Providers & Services — 7.2%
Aetna, Inc.	102,000	4,056
Cardinal Health, Inc.	67,700	2,997
DaVita, Inc. ‡	67,747	4,742
Humana, Inc.	41,030	3,483
Universal Health Services, Inc. — Class B	81,420	3,254
Hotels, Restaurants & Leisure — 0.7%
Pinnacle Entertainment, Inc. ‡ ^	162,911	1,844
Household Durables — 4.0%
Mohawk Industries, Inc. ‡ ^	54,280	2,858
Newell Rubbermaid, Inc.	274,900	4,068
Stanley Black & Decker, Inc.	54,280	3,466
Household Products — 2.7%
Church & Dwight Co., Inc. ^	67,850	2,998
Energizer Holdings, Inc. ‡	54,278	4,005
Independent Power Producers & Energy Traders — 0.5%
GenOn Energy, Inc. ‡	412,310	$1,258
Industrial Conglomerates — 2.2%
Tyco International, Ltd.	122,810	5,594
Insurance — 9.1%
ACE, Ltd.	41,228	2,975
AON Corp.	91,600	4,270
Everest RE Group, Ltd.	54,284	4,882
Progressive Corp.	203,470	3,868
Reinsurance Group of America, Inc. — Class A	81,450	4,254
Unum Group	122,130	2,912
IT Services — 0.9%
Teletech Holdings, Inc. ‡ ^	135,697	2,372
Leisure Equipment & Products — 2.6%
Hasbro, Inc.	54,290	2,066
Mattel, Inc.	161,970	4,574
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc. ‡	40,710	1,509
Machinery — 1.6%
AGCO Corp. ‡	94,990	4,163
Media — 1.5%
Cablevision Systems Corp. — Class A	271,400	3,927
Multi-Utilities — 3.9%
CMS Energy Corp. ^	271,398	5,651
Scana Corp. ^	101,780	4,303
Oil, Gas & Consumable Fuels — 4.6%
Bill Barrett Corp. ‡ ^	81,420	3,387
Cimarex Energy Co.	40,710	2,605
Noble Energy, Inc.	30,530	2,728
Whiting Petroleum Corp. ‡	67,500	3,142
Pharmaceuticals — 1.0%
Mylan, Inc. ‡	136,950	2,680
Real Estate Investment Trusts — 1.1%
BioMed Realty Trust, Inc. ^	162,836	2,949
Road & Rail — 0.3%
JB Hunt Transport Services, Inc.	16,960	718
Semiconductors & Semiconductor Equipment — 1.6%
Atmel Corp. ‡	136,790	1,445
Xilinx, Inc. ^	81,980	2,743
Software — 4.1%
Aspen Technology, Inc. ‡ ^	135,700	2,353
CA, Inc.	101,220	2,192
Electronic Arts, Inc. ‡	135,700	3,169
Take-Two Interactive Software, Inc. ‡ ^	189,980	2,998
Specialty Retail — 0.7%
Children’s Place Retail Stores, Inc. ‡ ^	40,710	1,911
Textiles, Apparel & Luxury Goods — 1.2%
PVH Corp.	40,710	3,029
Wireless Telecommunication Services — 1.1%
NII Holdings, Inc. ‡	116,190	2,734

Total Common Stocks (cost $219,387)		241,774

SECURITIES LENDING COLLATERAL — 11.4%
State Street Navigator Securities Lending
Trust — Prime Portfolio, 0.23% ▲	29,429,331	29,429
Total Securities Lending Collateral (cost $29,429)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 122	Annual Report 2011

Transamerica Oppenheimer Small - & Mid-Cap Value
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 8.7%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $22,460 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $22,912.	$22,460	$22,460
Total Repurchase Agreement (cost $22,460)
Total Invesment Securities (cost $271,276) П		293,663

Other Assets and Liabilities — Net		(35,127)

Net Assets		$258,536

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $28,736.

▲	Rate shown reflects the yield at 10/31/2011.

П	Aggregate cost for federal income tax purposes is $278,017. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $24,908 and $9,262, respectively. Net unrealized appreciation for tax purposes is $15,646.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011
Common Stocks	$219,236	$22,538	$—	$241,774
Repurchase Agreement	—	22,460	—	22,460
Securities Lending Collateral	29,429	—	—	29,429

Total	$248,665	$44,998	$—	$293,663

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 123	Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal		Value
	(000’s)		(000’s)

U.S. GOVERNMENT OBLIGATIONS — 91.4%
U.S. Treasury Inflation Indexed Bond

0.13%, 04/15/2016 g α		$31,557	$33,059
0.63%, 07/15/2021 ^		32,463	34,188
1.75%, 01/15/2028 g		44,117	52,116
2.00%, 01/15/2026 g		36,636	44,304
2.13%, 02/15/2040 — 02/15/2041		30,948	40,870
2.38%, 01/15/2025 g		36,473	45,719
2.38%, 01/15/2027		13,917	17,694
2.50%, 01/15/2029		29,057	38,055
3.38%, 04/15/2032		638	963
3.63%, 04/15/2028		42,025	61,570
3.88%, 04/15/2029		56,837	87,205
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/2015		11,916	12,557
0.63%, 04/15/2013		1,286	1,317
1.25%, 04/15/2014 — 07/15/2020		7,318	8,061
1.38%, 01/15/2020 g		7,018	7,877
1.63%, 01/15/2015 — 01/15/2018		41,261	45,584
1.88%, 07/15/2013 — 07/15/2015		77,586	83,190
1.88%, 07/15/2019 ^		14,216	16,501
2.00%, 01/15/2014 α		40,457	43,323
2.00%, 01/15/2016		27,848	31,340
2.13%, 01/15/2019		20,068	23,576
2.38%, 01/15/2017 g •		48,301	56,165
2.63%, 07/15/2017		7,214	8,592
3.00%, 07/15/2012		32,505	33,457
3.38%, 01/15/2012		60,605	60,994

Total U.S. Government Obligations (cost $843,540)			888,277

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%
Fannie Mae
0.39%, 08/25/2034 *		110	108
0.92%, 02/25/2041 *		3,405	3,432
1.43%, 10/01/2044 *		40	41
Freddie Mac
0.47%, 02/15/2019 *		1,279	1,282

Total U.S. Government Agency Obligations (cost $4,854)			4,863
FOREIGN GOVERNMENT OBLIGATIONS — 4.5%
Australia Government Bond
2.50%, 09/20/2030	AUD	1,300	1,473
3.00%, 09/20/2025 ^		6,900	8,579
4.00%, 08/20/2020		2,800	5,183
Canadian Government Bond
2.00%, 12/01/2041	CAD	324	438
2.75%, 09/01/2016		2,600	2,752
3.00%, 12/01/2036		350	538
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/2016 — 09/15/2021	EUR	12,170	13,977
New South Wales Treasury Corp.
2.75%, 11/20/2025	AUD	2,200	2,621
United Kingdom Gilt
1.88%, 11/22/2022	GBP	2,296	4,487
4.25%, 12/07/2040		1,200	2,226
4.75%, 12/07/2038		500	1,004

Total Foreign Government Obligations (cost $42,912)			43,278

MORTGAGE-BACKED SECURITIES — 3.7%
Arran Residential Mortgages Funding PLC
Series 2010-1A, Class A1B
2.74%, 05/16/2047 — 144A *		$399	$552
Series 2011-1A, Class A1B
2.74%, 11/19/2047 — 144A *		3,539	4,892
Series 2011-1A, Class A2B
2.99%, 11/19/2047 — 144A *		7,900	10,879
Banc of America Merrill Lynch Commercial
Mortgage, Inc.
Series 2007-3, Class A2
5.62%, 06/10/2049 *		134	137
Series 2007-3, Class A2FL
0.42%, 06/10/2049 — 144A *		134	132
Series 2007-5, Class A4
5.49%, 02/10/2051		530	555
Banc of America Mortgage Securities, Inc.
Series 2004-1, Class 5A1
6.50%, 09/25/2033		29	31
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1
2.71%, 03/25/2035 *		637	591
Series 2005-2, Class A2
2.73%, 03/25/2035 *		194	182
Series 2005-5, Class A1
2.22%, 08/25/2035 *		201	187
Series 2005-5, Class A2
2.25%, 08/25/2035 *		347	318
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
2.37%, 08/25/2035 *		253	230
Series 2005-6, Class A2
2.45%, 08/25/2035 *		310	254
Series 2005-6, Class A3
2.10%, 08/25/2035 *		42	37
Series 2005-11, Class A1A
2.66%, 05/25/2035 *		34	30
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD5, Class A4
5.89%, 11/15/2044 *		400	436
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-3, Class 1A2
0.53%, 04/25/2035 *		1,028	611
Series 2005-R2, Class 1AF1
0.58%, 06/25/2035 — 144A *		216	186
DBUBS Mortgage Trust
Series 2011-LC2A, Class A2
3.39%, 07/10/2044 — 144A		6,700	6,862
Granite Master Issuer PLC
Series 2006-3, Class A3
0.28%, 12/20/2054 *		673	648
Series 2006-3, Class A7
0.34%, 12/20/2054 *		175	169
Greenpoint Mortgage Funding Trust
Series 2005-AR1, Class A2
0.46%, 06/25/2045 *		402	244
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.73%, 09/25/2035 *		650	582
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB17, Class A4
5.43%, 12/12/2043		510	551
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 124	Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal		Value
	(000’s)		(000’s)

MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 * §		$200	$212
MASTR Alternative Loans Trust
Series 2006-2, Class 2A1
0.64%, 03/25/2036 *		654	153
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049		300	313
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
5.88%, 06/11/2049 *		1,200	1,295
Permanent Master Issuer PLC
Series 2011-1A, Class 1A3
2.87%, 07/15/2042 — 144A *		400	552
Residential Accredit Loans, Inc.
Series 2006-QO6, Class A1
0.42%, 06/25/2046 *		1,046	338
Sequoia Mortgage Trust
Series 5, Class A
0.59%, 10/19/2026 *		97	83
Structured Asset Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1
0.45%, 05/25/2046 *		937	464
Wachovia Bank Commercial Mortgage Trust
Series 2006-C23, Class A4
5.42%, 01/15/2045 *		720	787
Series 2006-C28, Class A4
5.57%, 10/15/2048		400	435
WaMu Mortgage Pass-Through Certificates
Series 2003-AR9, Class 2A
2.55%, 09/25/2033 *		670	638
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR8, Class 2A1
2.70%, 04/25/2036 *		1,891	1,470

Total Mortgage-Backed Securities (cost $37,020)			36,036

ASSET-BACKED SECURITIES — 1.2%
Ares CLO, Ltd.
Series 2006-6RA, Class A1B
0.56%, 03/12/2018 — 144A *		749	715
Countrywide Asset-Backed Certificates
Series 2005-13, Class 3AV3
0.49%, 04/25/2036 *		257	219
CSAB Mortgage Backed Trust
Series 2006-1, Class A6A
6.17%, 06/25/2036 *		1,172	681
Duane Street CLO
Series 2005-1A, Class A2
0.69%, 11/08/2017 — 144A *		485	468
Equity One, Inc.
Series 2004-1, Class AV2
0.54%, 04/25/2034 *		47	33
Gazprom OAO Via GAZ Capital SA
5.09%, 11/29/2015 — 144A		500	519
Series 16
7.34%, 04/11/2013 — 144A		300	318
Harvest CLO SA
Series IX, Class A1
2.23%, 03/29/2017 * Ə		191	253
Katonah, Ltd.
Series 6A, Class A1A
0.67%, 09/20/2016 — 144A *		1,142	1,123
Magi Funding PLC
Series I-A, Class A
2.02%, 04/11/2021 — 144A * Ə		651	824
Magnolia Funding, Ltd.
Series 2010-1A, Class A1
3.00%, 04/20/2017 — 144A Ə		314	434
Morgan Stanley Mortgage Loan Trust
Series 2006-12XS, Class A6A
5.73%, 10/25/2036 *		439	237
Saxon Asset Securities Trust
Series 2003-1, Class AF7
4.03%, 06/25/2033 *		495	451
SLM Student Loan Trust
Series 2003-6, Class A4
0.55%, 12/17/2018 *		578	575
Series 2009-B, Class A1
6.24%, 07/15/2042 — 144A *		2,948	2,748
Series 2010-B, Class A1
2.16%, 08/15/2016 — 144A *		706	705
Structured Asset Securities Corp.
Series 2007-BC3, Class 2A2
0.38%, 05/25/2047 *		900	592
Wood Street CLO BV
Series II-A, Class A1
1.99%, 03/29/2021 — 144A * Ə		257	333

Total Asset-Backed Securities (cost $11,773)			11,228

MUNICIPAL GOVERNMENT OBLIGATIONS — 0.1%
Buckeye Tobacco Settlement Financing Authority 5.88%, 06/01/2047		500	354
Tobacco Settlement Finance Authority — Series A 7.47%, 06/01/2047		665	479
Tobacco Settlement Financing Corp. — Series A 6.00%, 06/01/2023		315	316

Total Municipal Government Obligations (cost $1,405)			1,149

PREFERRED CORPORATE DEBT SECURITY — 0.2%
Commercial Banks — 0.2%
Wells Fargo & Co. — Series K
7.98%, 03/15/2018 * Ž ^		1,500	1,605
Total Preferred Corporate Debt Security (cost $1,500)

CORPORATE DEBT SECURITIES — 17.2%
Capital Markets — 1.7%
Goldman Sachs Group, Inc.
0.81%, 03/22/2016 * ^		5,455	4,893
1.84%, 11/15/2014 *	EUR	300	376
Morgan Stanley
1.84%, 11/29/2013 *		100	129
1.87%, 03/01/2013 *		1,000	1,336
2.94%, 05/14/2013 *		$8,800	8,703
Morgan Stanley — Series F
0.85%, 10/18/2016 *		800	669
Commercial Banks — 8.6%
ANZ National International, Ltd.
0.74%, 08/19/2014 — 144A *		2,000	2,010
Banco Bradesco SA
2.39%, 05/16/2014 — 144A *		4,600	4,543
Banco Mercantil del Norte SA
4.38%, 07/19/2015 — 144A ^		100	101
Banco Santander Brazil SA
2.45%, 03/18/2014 — 144A *		7,500	7,142
Bank of India
6.25%, 02/16/2021 — Reg S		500	506
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 125	Annual Report 2011

Transamerica PIMCO Real Return Tips
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value (000’s)
	(000’s)	(000’s)

Commercial Banks (continued)
Barclays Bank PLC
1.45%, 12/16/2011 *	$10,600	$10,600
BBVA Bancomer SA
6.50%, 03/10/2021 — 144A	1,900	1,891
CIT Group, Inc.
5.25%, 04/01/2014 — 144A ^	1,000	995
Danske Bank A/S
1.45%, 04/14/2014 — 144A * ^	3,800	3,652
HBOS PLC
0.53%, 09/06/2017 *	9,400	6,803
6.75%, 05/21/2018 — 144A	1,000	870
HSBC Bank PLC
3.10%, 05/24/2016 — 144A ^	17,500	17,662
ICICI Bank, Ltd.
2.06%, 02/24/2014 — 144A *	600	573
ING Bank NV
1.74%, 06/09/2014 — 144A *	8,200	8,064
National Australia Bank, Ltd.
1.11%, 04/11/2014 — 144A * ^	5,700	5,681
5.35%, 06/12/2013 — 144A	1,400	1,482
Royal Bank of Scotland PLC
2.72%, 08/23/2013 *	7,000	6,903
3.00%, 12/09/2011 — 144A	1,000	1,003
Societe Generale SA
1.44%, 04/11/2014 — 144A *	3,800	3,459
Turkiye Garanti Bankasi AS
2.91%, 04/20/2016 — 144A *	500	466
Consumer Finance — 0.6%
Ally Financial, Inc.
3.64%, 02/11/2014 *	100	93
3.75%, 06/20/2014 *	200	189
6.63%, 05/15/2012 ^	5,000	5,037
8.30%, 02/12/2015	100	105
SLM Corp.
5.05%, 11/14/2014	300	293
Diversified Financial Services — 3.2%
Citigroup, Inc.
7.38%, 06/16/2014	EUR1,100	1,652
Countrywide Financial Corp.
5.80%, 06/07/2012 ^	$500	505
Credit Agricole Home Loan SFH
1.16%, 07/21/2014 — 144A *	3,400	3,264
Ford Motor Credit Co., LLC
7.00%, 10/01/2013 ^	1,700	1,828
7.50%, 08/01/2012 ^	900	931
7.80%, 06/01/2012 ^	450	465
FUEL Trust
3.98%, 06/15/2016 — 144A	3,600	3,560
International Lease Finance Corp.
6.50%, 09/01/2014 — 144A	600	618
6.75%, 09/01/2016 — 144A	500	514
7.13%, 09/01/2018 — 144A	1,000	1,033
Merrill Lynch & Co., Inc.
1.85%, 01/31/2014 *	EUR800	994
2.29%, 09/27/2012 *	7,400	9,933
SSIF Nevada, LP
1.10%, 04/14/2014 — 144A *	$5,700	5,698
Vita Capital III, Ltd. — Series B-II
1.49%, 01/01/2012 — 144A * §	400	399
Diversified Telecommunication Services — 0.3%
TDC A/S
3.50%, 02/23/2015 — Reg S	EUR2,000	2,850
Energy Equipment & Services — 0.2%
Transocean, Inc.
4.95%, 11/15/2015	$2,300	$2,424
Food Products — 0.6%
Tyson Foods, Inc.
10.50%, 03/01/2014 ^	5,000	5,800
Household Durables — 0.4%
Black & Decker Corp.
8.95%, 04/15/2014	3,000	3,498
Insurance — 0.6%
American International Group, Inc.
8.18%, 05/15/2058 *	3,650	3,521
8.63%, 05/22/2038 — Reg S *	GBP500	716
Marsh & McLennan Cos., Inc.
5.75%, 09/15/2015	$1,093	1,217
Pacific Life Global Funding
5.15%, 04/15/2013 — 144A	300	315
Media — 0.4%
CSC Holdings LLC
8.50%, 06/15/2015	3,200	3,472
Metals & Mining — 0.0% ∞
Gerdau Holdings, Inc.
7.00%, 01/20/2020 — 144A ^	200	214
Oil, Gas & Consumable Fuels — 0.6%
Petrobras International Finance Co.
3.88%, 01/27/2016	3,700	3,786
Petroleos Mexicanos
5.50%, 01/21/2021	800	854
6.50%, 06/02/2041	700	751

Total Corporate Debt Securities (cost $166,563)		167,041

COMMERCIAL PAPER — 0.0% ∞
Commercial Banks — 0.0% ∞
Banco do Brasil SA
1.22%, 11/15/2011 ▲	250	250
Total Commercial Paper (cost $250)

LOAN ASSIGNMENTS — 0.6%
Consumer Finance — 0.4%
Springleaf Finance Corp.
5.50%, 05/10/2017 *	4,400	4,024
Independent Power Producers & Energy Traders — 0.2%
NRG Energy, Inc., Tranche B
4.00%, 07/02/2018 *	1,995	1,994

Total Loan Assignments (cost $6,370)		6,018

SHORT-TERM U.S. GOVERNMENT OBLIGATION — 0.1%
U.S. Treasury Bill
0.04%, 04/05/2012 ▲ α	1,004	1,004
Total Short-Term U.S. Government Obligation (cost $1,004)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 126	Annual Repot 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

CONVERTIBLE PREFERRED STOCK — 0.0% ∞
Commercial Banks — 0.0% ∞
Wells Fargo & Co., 7.50%	400	$422
Total Convertible Preferred Stock (cost $400)

	Notional
	Amount	Value
	(000’s)	(000’s)

PURCHASED SWAPTIONS — 0.1%
Put Options — 0.1%
If exercised the Series receives floating 3 month LIBOR, and pays 3.27%, European Style	3,200	231
Expires 09/24/2012 §
If exercised the Series receives floating 3 month LIBOR, and pays 3.27%, European Style	2,700	195
Expires 09/24/2012 §
If exercised the Series receives floating 3 month LIBOR, and pays 3.27%, European Style	3,300	238
Expires 09/24/2012 §

Total Purchased Swaptions (cost $514)		664

		Value
	Shares	(000’s)

SECURITIES LENDING COLLATERAL — 4.3%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	42,016,478	42,016
Total Securities Lending Collateral (cost $42,016)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 0.2%
State Street Bank & Trust Co.
0.03% ▲, dated 10/31/2011, to be repurchased at $1,499 on 11/01/2011.
Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, with a value of $1,530.	$1,499	1,499
Total Repurchase Agreement (cost $1,499)

Total Investment Securities (cost $1,161,620) Π		1,205,350
Other Assets and Liabilities — Net		(233,716)

Net Assets		$971,634

	Principal	Value
	(000’s)	(000’s)

REVERSE REPURCHASE AGREEMENT — (1.1%)
Deutsche Bank Securities, Inc.
0.15% ▲, dated 05/26/2011, to be repurchased at $(10,665) on 11/23/2011.	$(10,658)	$(10,658)
Total Reverse Repurchase Agreement (cost $(10,658))

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 127	Annual Repot 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
INFLATION FLOOR OPTIONS

					Notional	Premiums Paid
		Strike			Amount	(Received)	Value
Description	Counterparty	Index	Exercise Index	Expiration Date	(000’s)	(000’s)	(000’s)

Floor — OTC CPURNSA Index	DUB	215.95	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	$(1,800)	$(14)	$(8)
Floor — OTC CPURNSA Index	CITI	215.95	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	(7,600)	(64)	(16)
Floor — OTC CPURNSA Index	CITI	216.69	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	(14,200)	(127)	(33)
Floor — OTC CPURNSA Index	CITI	217.97	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	(1,700)	(22)	(4)

						$(227)	$(61)

WRITTEN SWAPTIONS: π

					Notional	Premiums Paid
	Floating Rate	Pay/Receive	Exercise	Expiration	Amount	(Received)	Value
Description	Index	Floating Rate	Rate	Date	(000’s)	(000’s)	(000’s)

Call—Interest Rate Swap, European Style §	2-Year OC FVA USD	Receive	0.00% ∞	11/14/2011	$(13,400)	$(146)	$(157)
Call-Interest Rate Swap, European Style	1-Year IRO USD	Receive	0.80	10/11/2012	(5,500)	♦	(8)
Call-Interest Rate Swap, European Style	2-Year IRO USD	Receive	1.06	10/11/2012	(11,800)	♦	(95)
Put-Interest Rate Swap, European Style	1-Year IRO USD	Pay	0.80	10/11/2012	(5,500)	♦	(19)
Put-Interest Rate Swap, European Style	2-Year IRO USD	Pay	1.06	10/11/2012	(11,800)	♦	(36)
Put-Interest Rate Swap, European Style	1-Year IRO USD	Pay	1.75	07/11/2013	(41,000)	(201)	(72)
Put-Interest Rate Swap, European Style	5-Year IRO USD	Pay	2.00	09/24/2012	(14,900)	(208)	(192)
Put-Interest Rate Swap, European Style	5-Year IRO USD	Pay	2.00	09/24/2012	(26,700)	(306)	(343)
Put-Interest Rate Swap, European Style	2-Year IRO USD	Pay	2.25	09/24/2012	(3,300)	(23)	(2)
Put-Interest Rate Swap, European Style	2-Year IRO USD	Pay	2.25	09/24/2012	(1,400)	(9)	(1)
Put-Interest Rate Swap, European Style	2-Year IRO USD	Pay	2.25	09/24/2012	(67,100)	(538)	(36)
Put-Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(8,100)	(90)	(1)
Put-Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(16,600)	(172)	(3)
Put-Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(10,600)	(96)	(2)
Put-Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(7,000)	(78)	(1)
Put-Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(13,300)	(147)	(2)
Put-Interest Rate Swap, European Style	10-Year IRO USD	Pay	10.00	07/10/2012	(2,600)	(18)	(♦ )
Put-Interest Rate Swap, European Style	10-Year IRO USD	Pay	10.00	07/10/2012	(1,400)	(9)	(♦ )

						$(2,041)	$(970)

SWAP AGREEMENTS: π
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — BUY PROTECTION:(1)

				Implied Credit Spread			Premiums	Unrealized
	Fixed Deal			(BP) at	Notional Amount	Market Value	Paid	(Depreciation)
Reference Obligation	Pay Rate	Maturity Date	Counterparty	10/31/2011(2)	(000’s)(3)	(000’s)	(000’s)	(000’s)

Black and Decker Corp., 8.95%, 04/15/2014	2.20%	06/20/2014	CITI	30.90	$3,000	$(150)	$	$(150)
Marsh & McLennan Cos., Inc., 5.75%, 09/15/2015	0.76	09/20/2015	BCLY	54.76	6,000	(44)	♦	(44)
Societe Generale SA, 5.25%, 03/28/2013 §	1.00	06/20/2014	BCLY	259.34	3,800	134	148	(14)
Tyson Foods, Inc., 6.60%, 03/20/2014	1.00	03/20/2014	BNP	83.82	6,000	(9)	211	(220)

						$(69)	$359	$(428)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — SELL PROTECTION:(4)

				Implied				Unrealized
	Fixed Deal			Credit Spread	Notional	Market	Premiums	Appreciation
	Receive			(BP) at	Amount	Value	Paid	(Depreciation)
Reference Obligation	Rate	Maturity Date	Counterparty	10/31/2011(2)	(000’s)(3)	(000’s)	(Received) (000’s)	(000’s)

20-Year Japan Government Bond, 2.00%, 03/21/2022 §	1.00%	12/20/2015	BOA	85.28	$2,900	$19	$53	$(34)
20-Year Japan Government Bond, 2.00%, 03/21/2022 §	1.00	12/20/2015	RBS	85.28	700	5	13	(8)
20-Year Japan Government Bond, 2.00%, 03/21/2022 §	1.00	12/20/2015	GSC	85.28	500	3	8	(5)
20-Year Japan Government Bond, 2.00%, 03/21/2022 §	1.00	12/20/2015	BOA	85.28	500	3	8	(5)
American International Group, Inc., 6.25%, 05/01/2036	5.00	12/20/2013	DUB	294.89	6,500	284	(279)	563
Federative Republic of Brazil, 12.25%, 03/06/2030	1.00	06/20/2015	BCLY	112.13	1,000	(3)	(14)	11
Federative Republic of Brazil, 12.25%, 03/06/2030	1.00	06/20/2015	HSBC	112.13	1,000	(3)	(10)	7

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 128	Annual Repot 2011

Transamerica PIMCA Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
SWAP AGREEMENTS: (continued) π
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — SELL PROTECTION (continued):

	Fixed			Implied Credit				Unrealized
	Deal			Spread	Notional	Market	Premiums	Appreciation
	Receive			(BP) at	Amount	Value	Paid	(Depreciation)
Reference Obligation	Rate	Maturity Date	Counterparty	10/31/2011(2)	(000’s)(3)	(000’s)	(Received) (000’s)	(000’s)

Federative Republic of Brazil, 12.25%, 03/06/2030	1.00%	06/20/2015	BCLY	112.13	$1,000	$(3)	$(6)	$3
Federative Republic of Brazil, 12.25%, 03/06/2030	1.00	06/20/2020	DUB	163.19	2,500	(103)	(70)	(33)
France Government Bond, 4.25%, 04/25/2019	0.25	06/20/2015	CITI	152.51	500	(19)	(8)	(11)
France Government Bond, 4.25%, 04/25/2019	0.25	06/20/2015	DUB	152.51	400	(15)	(9)	(6)
France Government Bond, 4.25%, 04/25/2019	0.25	12/20/2015	CITI	160.73	100	(5)	(2)	(3)
France Government Bond, 4.25%, 04/25/2019	0.25	12/20/2015	RBS	160.73	900	(42)	(14)	(28)
France Government Bond, 4.25%, 04/25/2019	0.25	12/20/2015	BOA	160.73	1,200	(56)	(26)	(30)
France Government Bond, 4.25%, 04/25/2019	0.25	12/20/2015	BCLY	160.73	1,100	(51)	(18)	(33)
France Government Bond, 4.25%, 04/25/2019	0.25	12/20/2015	BOA	160.73	800	(37)	(13)	(24)
France Government Bond, 4.25%, 04/25/2019	0.25	06/20/2016	CITI	169.04	800	(44)	(33)	(11)
France Government Bond, 4.25%, 04/25/2019	0.25	06/20/2016	MSC	169.04	900	(50)	(37)	(13)
France Government Bond, 4.25%, 04/25/2019	0.25	09/20/2016	CITI	172.55	500	(30)	(28)	(2)
Petrobras International Finance Co., 8.38%, 12/10/2018	1.00	09/20/2012	DUB	68.54	300	♦	(2)	2
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	06/20/2015	CITI	59.53	600	9	3	6
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	06/20/2015	DUB	59.53	700	11	2	9
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	06/20/2015	DUB	59.53	2,200	34	13	21
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	12/20/2015	DUB	66.88	900	13	17	(4)
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	06/20/2016	CITI	75.85	1,000	14	12	2

						$(66)	$(440)	$374

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION:(4)

	Fixed Deal					Market		Unrealized
	Deal				Notional	Value	Premiums	Appreciation
	Receive				Amount	(000’s)	Paid	(Depreciation)
Reference Obligation	Rate	Maturity Date	Counterparty	Currency Code	(000’s)(3)	(5)	(Received) (000’s)	(000’s)

Emerging Markets Index — Series 14	5.00%	12/20/2015	RBS	USD	$600	$58	$69	$(11)
Emerging Markets Index — Series 14	5.00	12/20/2015	CITI	USD	2,500	240	269	(29)
Emerging Markets Index — Series 14	5.00	12/20/2015	UBS	USD	1,300	125	146	(21)
Emerging Markets Index — Series 14	5.00	12/20/2015	DUB	USD	1,100	105	130	(25)
Emerging Markets Index — Series 15	5.00	06/20/2016	BCLY	USD	8,900	957	1,063	(106)

						$1,485	$1,677	$(192)

INTEREST RATE SWAP AGREEMENTS — FIXED RATE PAYABLE:

								Net Unrealized
					Notional		Premiums	Appreciation
	Fixed			Currency	Amount	Market Value	Paid	(Depreciation)
Floating Rate Index	Rate	Maturity Date	Counterparty	Code	(000’s)	(000’s)	(Received) (000’s)	(000’s)

3-Month EURIBOR	1.85%	10/15/2016	UBS	EUR	3,000	$(40)	$(2)	$(38)
BRL-CDI	10.12	01/02/2012	MSC	BRL	3,000	(63)	(1)	(62)
BRL-CDI	11.36	01/02/2012	HSBC	BRL	29,800	312	♦	312
BRL-CDI	11.63	01/02/2012	MSC	BRL	20,100	112	(1)	113
BRL-CDI	10.58	01/02/2012	UBS	BRL	13,000	(115)	♦	(115)
BRL-CDI	11.14	01/02/2012	HSBC	BRL	2,600	31	1	30
BRL-CDI	10.68	01/02/2012	BCLY	BRL	14,800	(93)	(2)	(91)
BRL-CDI	12.07	01/02/2013	UBS	BRL	14,900	292	(21)	313
BRL-CDI	11.89	01/02/2013	GSC	BRL	20,100	345	5	340
BRL-CDI	11.98	01/02/2013	MSC	BRL	5,300	96	♦	96
BRL-CDI	11.89	01/02/2013	HSBC	BRL	4,800	82	3	79

						$959	$(18)	$977

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 129	Annual Repot 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
SWAP AGREEMENTS: (continued) π
INTEREST RATE SWAP AGREEMENTS — FIXED RATE RECEIVABLE:

								Net Unrealized
							Premiums	Appreciation
					Notional Amount		Paid	(Depreciation)
Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	(000’s)	Market Value (000’s)	(Received) (000’s)	(000’s)

3-Month USD-LIBOR	4.00%	12/21/2041	CSFB	USD	2,600	$(550)	$(541)	$(9)
BRL-CDI	14.77	01/02/2012	HSBC	BRL	200	13	1	12
BRL-CDI	14.77	01/02/2012	MLP	BRL	1,100	71	1	70

						$(466)	$(539)	$73

FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts Г	Expiration Date	(000’s)

3-Month EURIBOR	Long	19	09/16/2013	$(3)
3-Month EURIBOR	Long	38	12/16/2013	(4)
3-Month EURIBOR	Long	19	03/17/2014	10
90-Day Euro	Long	177	03/18/2013	227
90-Day Euro	Long	51	06/17/2013	82
90-Day Euro	Long	130	09/16/2013	166
90-Day Euro	Long	695	12/16/2013	846
German Euro BUND	Long	66	12/08/2011	(78)

				$1,246

FORWARD FOREIGN CURRENCY CONTRACTS: ◘

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Australian Dollar	RBC	(1,000)	11/10/2011	$(1,015)	$(38)
Australian Dollar	RBC	(1,400)	11/10/2011	(1,357)	(117)
Australian Dollar	DUB	(19,032)	11/10/2011	(18,549)	(1,482)
Australian Dollar	CITI	(1,698)	11/10/2011	(1,656)	(131)
Brazilian Real	DUB	(637)	11/03/2011	(392)	21
Brazilian Real	CITI	(642)	11/03/2011	(397)	23
Brazilian Real	HSBC	170	11/03/2011	106	(8)
Brazilian Real	BCLY	603	11/03/2011	365	(14)
Brazilian Real	HSBC	336	11/03/2011	177	18
Brazilian Real	MSC	170	11/03/2011	108	(9)
Brazilian Real	HSBC	(336)	01/04/2012	(175)	(18)
Canadian Dollar	DUB	950	11/01/2011	956	(3)
Canadian Dollar	RBC	3,644	11/17/2011	3,620	35
Canadian Dollar	DUB	(950)	11/17/2011	(955)	2
Chinese Yuan Renminbi	JPM	2,169	11/15/2011	337	4
Chinese Yuan Renminbi	BCLY	1,708	11/15/2011	266	3
Chinese Yuan Renminbi	JPM	4,195	11/15/2011	653	7
Chinese Yuan Renminbi	CITI	10,270	11/15/2011	1,581	35
Chinese Yuan Renminbi	DUB	16,915	02/13/2012	2,611	54
Euro	BCLY	876	01/17/2012	1,212	(♦ )
Euro	DUB	638	01/17/2012	889	(7)
Euro	MSC	305	01/17/2012	425	(3)
Euro	JPM	(53,478)	01/17/2012	(72,712)	(1,244)
Indian Rupee	JPM	360,287	07/12/2012	7,751	(557)
Indonesian Rupiah	HSBC	817,000	01/31/2012	93	(2)
Indonesian Rupiah	UBS	17,885,600	01/31/2012	1,998	3
Indonesian Rupiah	DUB	799,000	01/31/2012	92	(3)
Indonesian Rupiah	BOA	1,559,800	01/31/2012	172	3
Indonesian Rupiah	UBS	387,000	01/31/2012	44	(1)
Japanese Yen	DUB	(79,081)	01/13/2012	(1,030)	17
Malaysian Ringgit	CITI	643	11/10/2011	216	(6)
Malaysian Ringgit	UBS	8,048	04/23/2012	2,649	(39)
Mexican Peso	MSC	(281)	11/18/2011	(20)	(1)
Mexican Peso	MSC	46,567	11/18/2011	3,970	(482)
Mexican Peso	MSC	(7,020)	11/18/2011	(500)	(26)
Mexican Peso	UBS	(1,261)	11/18/2011	(90)	(4)
Mexican Peso	HSBC	(36,740)	11/18/2011	(2,736)	(16)
Mexican Peso	UBS	(1,265)	11/18/2011	(90)	(5)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 130	Annual Repot 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS: (continued) ◘

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Mexican Peso	HSBC	36,740	03/15/2012	$2,708	$15
Philippine Peso	BCLY	12,300	11/15/2011	279	9
Philippine Peso	BCLY	9,628	11/15/2011	215	11
Philippine Peso	CITI	24,300	11/15/2011	548	21
Philippine Peso	BCLY	12,400	11/15/2011	280	11
Philippine Peso	BCLY	29,200	11/15/2011	658	26
Philippine Peso	BCLY	12,400	11/15/2011	279	12
Philippine Peso	CITI	149,565	03/15/2012	3,449	42
Pound Sterling	GSC	(882)	12/08/2011	(1,410)	(8)
Pound Sterling	CITI	(701)	12/08/2011	(1,107)	(20)
Pound Sterling	JPM	(707)	12/08/2011	(1,114)	(23)
Pound Sterling	BCLY	(603)	12/08/2011	(962)	(7)
Pound Sterling	RBC	(424)	12/08/2011	(670)	(11)
Pound Sterling	CITI	(1,413)	12/08/2011	(2,226)	(45)
Pound Sterling	CITI	(643)	12/08/2011	(993)	(40)
Republic of Korea Won	MSC	(1,377,600)	11/14/2011	(1,200)	(43)
Republic of Korea Won	MSC	(2,395,921)	11/14/2011	(2,010)	(152)
Republic of Korea Won	BCLY	(1,391,400)	11/14/2011	(1,200)	(56)
Republic of Korea Won	MSC	(254,853)	11/14/2011	(235)	5
Republic of Korea Won	JPM	11,696,419	11/14/2011	10,978	(424)
Singapore Dollar	CITI	4,187	12/09/2011	3,473	(136)
Singapore Dollar	RBS	1,100	12/09/2011	910	(33)
Singapore Dollar	UBS	200	12/09/2011	165	(6)

					$(4,843)

Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures(1)
Counterparty	(000’s)	(000’s)	(000’s)

BCLY	$892	$(610)	$282
BNP	(9)	—	(9)
BOA	(68)	—	(68)
CITI	(295)	—	(295)
CSFB	(550)	—	(550)
DUB	(1,080)	1,131	51
GSC	340	(290)	50
HSBC	424	(240)	184
JPM	(2,237)	4,292	2,055
MLP	71	—	71
MSC	(616)	(145)	(761)
RBC	(131)	—	(131)
RBS	(12)	—	(12)
UBS	210	(260)	(50)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):
^	All or a portion of this security is on loan. The value of all securities on loan is $41,149.

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of $1,844, or 0.19%, of the fund’s net assets.

Ž	The security has a perpetual maturity. The date shown is the next call date.

∞	Percentage rounds to less than 0.1%.

▲	Rate shown reflects the yield at 10/31/2011.

§	Illiquid. These securities aggregated to $1,275, or 0.13%, of the fund’s net assets, and illiquid derivatives aggregated to $88, or 0.01%, of the fund’s net assets.

Π	Aggregate cost for federal income tax purposes is $1,163,194. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $52,926 and $10,770, respectively. Net unrealized appreciation for tax purposes is $42,156.

♦	Amount rounds to less than 1.

Г	Contract amounts are not in thousands.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 131	Annual Repot 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands)(continued):

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/perform ance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the references entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

γ	A portion of these securities in the amount of $1,240 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

α	A portion of these securities in the amount of $5,423 has been segregated as collateral with the custodian for open swaps contracts and/or swaptions.

π	Cash in the amount of $1,470 is pledged by the broker as collateral with the custodian for open swap contracts and/or swaptions.

◘	Cash in the amount of $75 is segregated as collateral by the broker to cover open forward foreign currency contracts.

•	A portion of this security in the amount of $10,803 has been segregated as collateral with the broker to cover the open reverse repurchase agreement.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $107,451, or 11.06%, of the fund’s net assets.
BCLY	Barclays Bank PLC
BNP	BNP Paribas Bank
BOA	Bank of America
BP	Basis Point
CDI	Credit Default Index
CITI	Citibank, Inc.
CLO	Collateralized Loan Obligation
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
FVA	Forward Volatility Agreement
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
IRO	Interest Rate Option
JPM	JPMorgan Chase & Co.
LIBOR	London Interbank Offered Rate
MLP	Merrill Lynch
MSC	Morgan Stanley
OTC	Over the Counter
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland PLC
UBS	UBS Warburg LLC

CURRENCY ABBREVIATIONS:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 132	Annual Repot 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Asset-Backed Securities	$—	$11,228	$—	$11,228
Commercial Paper	—	250	—	250

Convertible Preferred Stock	422	—	—	422

Corporate Debt Securities	—	167,041	—	167,041

Foreign Government Obligations	—	43,278	—	43,278

Loan Assignments	—	6,018	—	6,018

Mortgage-Backed Securities	—	36,036	—	36,036

Municipal Government Obligations	—	1,149	—	1,149

Preferred Corporate Debt Security	—	1,605	—	1,605

Purchased Swaptions	—	664	—	664

Repurchase Agreement	—	1,499	—	1,499

Securities Lending Collateral	42,016	—	—	42,016

Short-Term U.S. Government Obligations	—	1,004	—	1,004

U.S. Government Agency Obligations	—	4,863	—	4,863

U.S. Government Obligations	—	888,277	—	888,277

Total	$42,438	$1,162,912	$—	$1,205,350

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	10/31/2011

Inflation Floor Options	$—	$(61)	$—	$(61)

Reverse Repurchase Agreement	—	(10,658)	—	(10,658)

Written Swaptions	—	(970)	—	(970)

Total	$—	$11,689	$—	$11,689

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011

Futures Contracts — Appreciation	$1,331	$—	$—	$1,331

Futures Contracts — Depreciation	(85)	—	—	(85)

Credit Default Swap — Appreciation		624	—	624

Credit Default Swap — Depreciation	—	(870)	—	(870)

Forward Contracts — Appreciation	—	377	—	377

Forward Contracts — Depreciation	—	(5,220)	—	(5,220)

Interest Rate Swaps — Appreciation	—	1,365	—	1,365

Interest Rate Swaps — Depreciation	—	(315)	—	(315)

Total	$1,246	$(4,039)	$—	$(2,793)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 133	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

U.S. GOVERNMENT OBLIGATIONS — 12.1%
U.S. Treasury Bond
2.13%, 08/15/2021 ^	$7,000	$6,969
3.13%, 05/15/2021	3,300	3,587
3.63%, 02/15/2021 ^	5,000	5,662
3.75%, 08/15/2041 ^	10,200	11,271
3.88%, 08/15/2040	7,200	8,121
4.38%, 02/15/2038	700	855
4.38%, 05/15/2041 ^	3,800	4,665
7.50%, 11/15/2024 ^	1,400	2,172
U.S. Treasury Inflation Indexed Bond
1.13%, 01/15/2021 g	11,805	12,981
2.13%, 02/15/2041	2,896	3,826
U.S. Treasury Note
2.38%, 05/31/2018 α	15,000	15,832

Total U.S. Government Obligations (cost $71,690)		75,941

U.S. GOVERNMENT AGENCY OBLIGATIONS — 49.7%
Fannie Mae
0.34%, 01/25/2021 *	279	279
0.59%, 09/25/2042 *	371	369
1.43%, 03/01/2044 — 10/01/2044 *	1,568	1,603
2.12%, 07/01/2035 *	401	416
2.17%, 09/01/2035 *	703	728
2.33%, 01/01/2026 *	3	4
2.41%, 01/01/2028 *	45	47
2.44%, 11/01/2033 *	180	189
2.45%, 03/01/2034 *	287	301
3.50%, 12/01/2040 — 04/01/2041	11,931	12,138
4.00%, 04/01/2024 — 04/01/2041	70,669	73,934
4.50%, 12/01/2024 — 05/01/2041	27,965	29,615
5.00%, 08/01/2020 — 01/01/2030	6,957	7,497
5.50%, 01/01/2035 — 03/01/2037	14,887	16,199
6.00%, 07/01/2038 — 09/01/2038	2,363	2,594
6.30%, 10/17/2038	537	598
Fannie Mae, IO
6.86%, 07/25/2034 * §	1,842	318
Fannie Mae, TBA
3.00%	1,000	1,021
3.50%	104,000	107,635
4.00%	16,000	16,823
4.50%	13,000	13,745
Freddie Mac
1.43%, 10/25/2044 *	434	419
1.64%, 07/25/2044 *	444	446
2.10%, 09/01/2035 *	50	52
2.36%, 11/01/2033 *	161	167
2.37%, 03/01/2034 *	178	186
2.44%, 01/01/2036 *	2,888	3,031
2.48%, 03/01/2034 *	185	194
2.62%, 09/01/2035 *	755	799
4.00%, 01/01/2041	4,821	5,010
4.50%, 06/15/2017 — 09/15/2018	489	497
5.00%, 02/15/2020 — 08/15/2020	895	923
5.50%, 03/15/2017	11	11
6.50%, 04/15/2029 — 07/25/2043	27	31
Ginnie Mae
2.38%, 05/20/2024 *	47	48
6.50%, 06/20/2032	27	30
Ginnie Mae, IO
6.32%, 04/16/2033 — 10/16/2033 * §	1,570	293
6.36%, 08/16/2033 — 09/20/2034 * §	3,669	717
Overseas Private Investment Corp.
Zero Coupon, 12/10/2012 Ə §	2,600	2,700
0.01%, 05/02/2013 ▲ §	9,320	9,419
U.S. Small Business Administration
4.50%, 02/01/2014	39	41

Total U.S. Government Agency Obligations (cost $304,276)		311,067

FOREIGN GOVERNMENT OBLIGATIONS — 16.7%
Australia Government Bond
4.75%, 06/15/2016	AUD12,900	13,992
5.25%, 03/15/2019	15,900	17,716
5.50%, 12/15/2013 — 01/21/2018	15,000	16,644
6.00%, 02/15/2017	4,000	4,591
Bundesrepublik Deutschland
4.25%, 07/04/2018	EUR4,500	7,285
Canadian Government Bond
1.50%, 03/01/2012	CAD8,100	8,142
1.75%, 03/01/2013	5,300	5,372
2.25%, 08/01/2014	20,200	20,847
Export-Import Bank of Korea
8.13%, 01/21/2014	$3,300	3,666
Korea Expressway Corp.
5.13%, 05/20/2015 — 144A	200	211
Republic of Brazil
10.25%, 01/10/2028	BRL1,000	648
United Kingdom Gilt
4.25%, 03/07/2036 — 12/07/2040	GBP2,900	5,377

Total Foreign Government Obligations (cost $100,081)		104,491

MORTGAGE-BACKED SECURITIES — 7.3%
American Home Mortgage Assets
Series 2006-2, Class 2A1
0.43%, 09/25/2046 *	$934	457
Series 2006-4, Class 1A12
0.45%, 10/25/2046 *	2,129	906
Banc of America Funding Corp.
Series 2005-D, Class A1
2.71%, 05/25/2035 *	878	872
Series 2006-J, Class 4A1
5.74%, 01/20/2047 *	111	72
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2007-1, Class A4
5.45%, 01/15/2049	200	215
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
2.60%, 08/25/2033 *	749	705
Series 2003-8, Class 2A1
2.85%, 01/25/2034 *	17	16
Series 2003-8, Class 4A1
2.84%, 01/25/2034 *	135	125
Series 2005-2, Class A2
2.73%, 03/25/2035 *	569	536
Series 2005-5, Class A2
2.25%, 08/25/2035 *	254	233
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1
2.77%, 09/25/2035 *	300	199

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 134	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Alt-A Trust (continued)
Series 2006-6, Class 32A1
2.84%, 11/25/2036 *	$345	$172
Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
2.56%, 01/26/2036 *	301	176
CC Mortgage Funding Corp.
Series 2004-3A, Class A1
0.49%, 08/25/2035 — 144A *	222	141
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2
2.45%, 08/25/2035 *	310	254
Series 2007-10, Class 22AA
5.49%, 09/25/2037 *	2,036	1,172
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	330	358
Series 2007-CD5, Class A4
5.89%, 11/15/2044 *	200	218
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	2	2
Series 2005-81, Class A1
0.52%, 02/25/2037 *	654	306
Series 2006-30T1, Class 1A3
6.25%, 11/25/2036	441	323
Series 2006-J8, Class A2
6.00%, 02/25/2037	404	253
Series 2006-OA17, Class 1A1A
0.44%, 12/20/2046 *	2,514	1,208
Series 2007-2CB, Class 1A13
5.75%, 03/25/2037 *	682	461
Series 2007-HY4, Class 1A1
2.89%, 06/25/2037 *	1,161	698
Series 2007-OA6, Class A1B
0.44%, 06/25/2037 *	1,156	698
Countrywide Home Loan Mortgage Pass- Through Trust
Series 2002-30, Class M
2.68%, 10/19/2032 *	16	11
Series 2004-12, Class 12A1
2.78%, 08/25/2034 *	432	326
Series 2004-R1, Class 2A
6.50%, 11/25/2034 — 144A	579	579
Series 2005-R2, Class 1AF1
0.58%, 06/25/2035 — 144A *	1,479	1,278
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A
0.83%, 03/25/2032 — 144A *	1	♦
Series 2003-AR15, Class 2A1
2.43%, 06/25/2033 *	927	846
Deutsche ALT-A Securities, Inc.,
Alternate Loan Trust
Series 2005-6, Class 2A3
5.50%, 12/25/2035	869	616
First Horizon Alternative Mortgage Securities
Series 2007-FA4, Class 1A8
6.25%, 08/25/2037	406	255
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
2.75%, 08/25/2035 *	73	57
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
1.14%, 03/06/2020 — 144A *	739	732
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.73%, 09/25/2035 *	134	120
Harborview Mortgage Loan Trust
Series 2006-1, Class 2A1A
0.48%, 03/19/2036 *	1,614	891
Series 2006-6, Class 5A1A
5.35%, 08/19/2036 *	603	390
Series 2006-12, Class 2A2A
0.43%, 01/19/2038 *	1,071	626
Series 2007-1, Class 2A1A
0.37%, 04/19/2038 *	1,122	669
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
2.65%, 12/25/2034 *	45	31
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.02%, 02/25/2035 *	155	149
Series 2007-A1, Class 5A5
2.81%, 07/25/2035 *	779	715
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	1,900	2,017
Luminent Mortgage Trust
Series 2006-6, Class 2A1
0.44%, 10/25/2046 *	633	374
MASTR Alternative Loans Trust
Series 2006-2, Class 2A1
0.64%, 03/25/2036 *	138	32
Mellon Residential Funding Corp.
Series 2000-TBC3, Class A1
0.68%, 12/15/2030 *	308	281
MLCC Mortgage Investors, Inc.
Series 2005-2, Class 3A
1.24%, 10/25/2035 *	42	33
Series 2005-3, Class 4A
0.49%, 11/25/2035 *	39	32
Series 2005-A10, Class A
0.45%, 02/25/2036 *	184	120
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
5.88%, 06/11/2049 *	100	108
Series 2007-XLFA, Class A1
0.30%, 10/15/2020 — 144A *	277	273
Permanent Master Issuer PLC
Series 2011-1A, Class 1A1
1.80%, 07/15/2042 — 144A *	2,100	2,098
Series 2011-1A, Class 1A3
2.87%, 07/15/2042 — 144A *	4,200	5,795
Residential Accredit Loans, Inc.
Series 2006-QO6, Class A1
0.42%, 06/25/2046 *	314	102
Residential Asset Securitization Trust
Series 2006-R1, Class A2
0.64%, 01/25/2046 *	316	132
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, 03/25/2032	3	3
RMAC Securities PLC
Series 2007-NS1X, Class A2B
0.49%, 06/12/2044 *	3,800	2,934

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 135	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust
Series 10, Class 2A1
1.00%, 10/20/2027 *	$47	$40
Series 2007-1, Class 1A1
2.42%, 01/20/2047 *	700	467
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-19, Class 2A1
1.63%, 01/25/2035 *	202	118
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.90%, 09/19/2032 *	21	17
Series 2005-AR5, Class A1
0.49%, 07/19/2035 *	39	25
Series 2005-AR5, Class A2
0.49%, 07/19/2035 *	70	55
Series 2005-AR5, Class A3
0.49%, 07/19/2035 *	129	106
Series 2005-AR8, Class A1A
0.52%, 02/25/2036 *	555	280
Series 2006-AR3, Class 12A1
0.46%, 05/25/2036 *	647	323
Series 2006-AR6, Class 2A1
0.43%, 07/25/2046 *	2,316	1,194
Structured Asset Securities Corp.
Series 2003-22A, Class 2A1
2.48%, 06/25/2033 *	1,076	945
Thornburg Mortgage Securities Trust
Series 2006-6, Class A1
0.35%, 11/25/2046 *	477	475
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
0.33%, 09/15/2021 — 144A *	813	766
WaMu Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
2.57%, 02/27/2034 *	20	19
Series 2002-AR9, Class 1A
1.63%, 08/25/2042 *	10	8
Series 2003-AR5, Class A7
2.58%, 06/25/2033 *	690	658
Series 2003-AR9, Class 2A
2.55%, 09/25/2033 *	1,323	1,259
Series 2005-AR11, Class A1A
0.56%, 08/25/2045 *	588	440
Series 2006-AR9, Class 2A
2.82%, 08/25/2046 *	582	394
Series 2006-AR19, Class 1A
0.97%, 01/25/2047 *	1,076	551
Series 2006-AR19, Class 1A1A
0.96%, 01/25/2047 *	916	516
Series 2007-HY1, Class 4A1
2.63%, 02/25/2037 *	2,135	1,439
Series 2007-OA1, Class A1A
0.93%, 02/25/2047 *	2,320	1,201
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, 11/25/2018	135	137
Series 2004-CC, Class A1
4.72%, 01/25/2035 *	230	213
Series 2006-AR4, Class 2A6
5.62%, 04/25/2036 *	226	96
Series 2006-AR8, Class 2A4
2.70%, 04/25/2036 *	446	378

Total Mortgage-Backed Securities (cost $53,413)		45,521

ASSET-BACKED SECURITIES - 4.8%
ACE Securities Corp.
Series 2006-NC3, Class A2A
0.29%, 12/25/2036 *	36	35
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.82%, 07/25/2032 *	4	3
Asset Backed Funding Certificates
Series 2004-OPT5, Class A1
0.59%, 06/25/2034 *	383	274
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.90%, 10/25/2032 *	14	12
Series 2006-SD4, Class 1A1
3.04%, 10/25/2036 *	815	559
Series 2007-AQ1, Class A1
0.35%, 11/25/2036 *	822	551
Chester Asset Receivables Dealings
Series 2004-1, Class A
1.04%, 04/15/2016 *	3,700	5,815
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AHL1, Class A2A
0.28%, 12/25/2036 *	195	189
Countrywide Asset-Backed Certificates
Series 2007-1, Class 2A1
0.29%, 07/25/2037 *	275	268
Series 2007-7, Class 2A1
0.32%, 10/25/2047 *	36	36
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB1, Class AF1A
0.31%, 01/25/2037 *	453	93
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF1, Class A2C
0.61%, 12/25/2034 *	15	14
Gazprom OAO Via GAZ Capital SA
6.51%, 03/07/2022	3,500	3,675
8.15%, 04/11/2018 - 144A ^	1,000	1,164
Series 2
8.63%, 04/28/2034	1,500	1,860
Harbourmaster CLO, Ltd.
Series 5A, Class A1
1.79%, 06/15/2020 - 144A * Ə	653	840
Home Equity Asset Trust
Series 2002-1, Class A4
0.84%, 11/25/2032 *	1	1
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH3, Class A5
0.50%, 03/25/2037 *	3,500	1,148
Mid-State Trust
Series 4, Class A
8.33%, 04/01/2030	174	175
Morgan Stanley Home Equity Loans
Series 2007-1, Class A1
0.29%, 12/25/2036 *	55	54

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 136	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

ASSET-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust
Series 2007-3XS, Class 2A1A
0.31%, 01/25/2047 *	$137	$115
Series 2007-8XS, Class A1
5.75%, 04/25/2037 *	373	260
Series 2007-10XS, Class A1
6.00%, 07/25/2047 *	351	232
New Century Home Equity Loan Trust
Series 2006-1, Class A2B
0.42%, 05/25/2036 *	161	82
Park Place Securities, Inc.
Series 2005-WCW1, Class A1B
0.50%, 09/25/2035 *	77	67
Penarth Master Issuer PLC
Series 2011-1A, Class A1
0.89%, 05/18/2015 — 144A *	3,700	3,705
Plymouth Rock CLO, Ltd./Inc.
Series 2010-1A, Class A
1.79%, 02/16/2019 — 144A *	2,736	2,703
Securitized Asset Backed Receivables LLC Trust
Series 2007-HE1, Class A2A
0.30%, 12/25/2036 *	85	24
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023	43	47
Series 2004-20C, Class 1
4.34%, 03/01/2024	276	296
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.82%, 01/25/2033 *	3	3
Series 2006-BC6, Class A2
0.32%, 01/25/2037 *	113	111
Venture CDO, Ltd.
Series 2007-8A, Class A2A
0.64%, 07/22/2021 — 144A *	6,000	5,531

Total Asset-Backed Securities (cost $30,890)		29,942

MUNICIPAL GOVERNMENT OBLIGATIONS — 6.5%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2047	600	424
Chicago Board of Education — Class A
5.00%, 12/01/2012	255	268
Chicago Transit Authority — Class A
6.90%, 12/01/2040	4,900	5,686
Chicago Transit Authority — Class B
6.90%, 12/01/2040	2,700	3,133
City of Chicago, IL — Series A
4.75%, 01/01/2036	6,930	6,932
Kentucky State Property & Building Commission
5.37%, 11/01/2025	100	111
Los Angeles Unified School District — Series A-1
4.50%, 01/01/2028	1,200	1,201
New York City Transitional Finance Authority
4.73%, 11/01/2023	100	110
New York Liberty Development Corp.
0.33%, 12/01/2049 *	6,100	6,100
State of California
5.65%, 04/01/2039 *	5,900	6,243
State of California — Build America Bonds
7.50%, 04/01/2034	300	363
State of Illinois
2.77%, 01/01/2012	8,100	8,128
Tobacco Settlement Finance Authority — Series A
7.47%, 06/01/2047	1,130	815
Tobacco Settlement Financing Corp.
5.25%, 06/01/2019	30	31
5.50%, 06/01/2026	200	221
5.88%, 05/15/2039	40	40
Tobacco Settlement Financing Corp. — Series 1A
5.00%, 06/01/2041	1,400	928

Total Municipal Government Obligations (cost $39,095)		40,734

PREFERRED CORPORATE DEBT SECURITIES — 1.6%
Commercial Banks — 1.6%
Barclays Bank PLC
7.43%, 12/15/2017 — 144A * Ž ^	900	842
HSBC Capital Funding, LP
10.18%, 06/30/2030 — 144A * Ž	150	188
Lloyds TSB Bank PLC
12.00%, 12/16/2024 — 144A * Ž	5,300	4,836
Rabobank Nederland NV
11.00%, 06/30/2019 — 144A * Ž	378	457
Royal Bank of Scotland Group PLC
7.64%, 09/29/2017 Ž	3,000	1,898
Wells Fargo & Co. — Series K
7.98%, 03/15/2018 * Ž ^	1,800	1,926

Total Preferred Corporate Debt Securities (cost $11,633)		10,147

CORPORATE DEBT SECURITIES — 19.4%
Airlines — 0.4%
Continental Airlines, Inc.
6.75%, 09/15/2015 — 144A	2,200	2,206
Capital Markets — 3.2%
Goldman Sachs Group, Inc.
1.84%, 11/15/2014 *	EUR500	627
1.88%, 02/04/2013 *	300	400
6.75%, 10/01/2037	$900	865
Lehman Brothers Holdings, Inc.
2.85%, 12/23/2008 ‡ Џ	1,600	394
5.63%, 01/24/2013 ‡ Џ	4,100	1,051
6.88%, 05/02/2018 ‡ Џ	500	129
Lehman Brothers Holdings, Inc. — Series H
2.88%, 10/22/2008 ‡ Џ	200	49
Lehman Brothers Holdings, Inc. — Series I
6.75%, 12/28/2017 ‡ Џ	1,700	♦
Morgan Stanley
1.41%, 04/29/2013 * ^	6,100	5,906
1.97%, 04/13/2016 *	EUR1,900	2,235
2.88%, 07/28/2014 ^	$400	387
3.45%, 11/02/2015	4,200	4,069
5.50%, 07/28/2021 ^	700	684
Morgan Stanley -Series MTN
6.63%, 04/01/2018	2,000	2,084
UBS AG
1.40%, 02/23/2012 *	1,400	1,403
Commercial Banks — 4.0%
Barclays Bank PLC
5.45%, 09/12/2012 ^	2,600	2,673

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 137	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Commercial Banks (continued)
Barclays Bank PLC (continued)
6.05%, 12/04/2017 — 144A	$2,600	$2,495
6.75%, 05/22/2019	2,500	2,866
10.18%, 06/12/2021 — 144A	2,240	2,501
Canadian Imperial Bank of Commerce
2.00%, 02/04/2013 — 144A	1,200	1,217
Cie de Financement Foncier
2.50%, 09/16/2015 — 144A ^	6,000	5,912
Lloyds TSB Bank PLC
4.38%, 01/12/2015 — 144A	4,400	4,411
5.80%, 01/13/2020 — 144A	700	717
Royal Bank of Scotland PLC
5.63%, 08/24/2020	2,000	2,035
Consumer Finance — 0.5%
Ally Financial, Inc.
3.75%, 06/20/2014 *	3,100	2,923
Diversified Financial Services — 8.3%
Bank of America Corp.
7.63%, 06/01/2019	4,000	4,346
Bank of America Corp. — Series MTNL
5.65%, 05/01/2018	3,900	3,905
Bear Stearns Cos., LLC
5.70%, 11/15/2014	1,900	2,078
6.40%, 10/02/2017	900	1,039
7.25%, 02/01/2018	2,100	2,473
Citigroup, Inc.
0.46%, 03/07/2014 *	2,000	1,882
2.44%, 08/13/2013 * ^	1,200	1,193
5.50%, 04/11/2013	1,400	1,453
6.00%, 08/15/2017	600	653
Ford Motor Credit Co., LLC
7.00%, 10/01/2013	400	430
7.80%, 06/01/2012	600	619
General Electric Capital Corp.
6.50%, 09/15/2067 — 144A *	GBP400	579
International Lease Finance Corp.
7.13%, 09/01/2018 — 144A	$6,600	6,814
JPMorgan Chase & Co.
4.25%, 10/15/2020 ^	1,900	1,891
4.40%, 07/22/2020	200	203
4.95%, 03/25/2020	900	944
6.30%, 04/23/2019	900	1,020
Merrill Lynch & Co., Inc.
1.85%, 01/31/2014 *	EUR1,000	1,243
6.88%, 04/25/2018 ^	$3,900	4,006
Merrill Lynch & Co., Inc. — Series C
6.40%, 08/28/2017	400	406
SMFG Preferred Capital, Ltd.
10.23%, 01/25/2029 — Reg S * Ž	GBP2,900	5,399
SSIF Nevada, LP
1.10%, 04/14/2014 — 144A *	$500	500
TNK-BP Finance SA
7.50%, 03/13/2013 — Reg S ^	4,000	4,224
Volkswagen International Finance NV
0.82%, 10/01/2012 — 144A *	3,500	3,506
0.98%, 04/01/2014 — 144A * ^	1,600	1,604
Diversified Telecommunication Services — 0.1%
Deutsche Telekom International Finance BV
8.13%, 05/29/2012	EUR124	178
KT Corp.
4.88%, 07/15/2015 — 144A	$200	211
Electric Utilities — 0.0% ∞
PSEG Power LLC
6.95%, 06/01/2012	210	217
Energy Equipment & Services — 0.3%
NGPL Pipeco LLC
7.12%, 12/15/2017 — 144A	1,800	1,887
Food Products — 1.0%
Wrigley WM Jr., Co.
2.45%, 06/28/2012 — 144A	6,300	6,369
Household Durables — 0.1%
Urbi Desarrollos Urbanos SAB de CV
9.50%, 01/21/2020 — 144A ^	400	414
Insurance — 0.3%
American International Group, Inc.
4.25%, 09/15/2014	1,000	984
5.60%, 10/18/2016	1,000	1,008
Metals & Mining — 0.1%
CSN Resources SA
6.50%, 07/21/2020 — 144A	300	322
Paper & Forest Products — 0.4%
Georgia-Pacific LLC
5.40%, 11/01/2020 — 144A ^	2,500	2,787
Tobacco — 0.7%
Altria Group, Inc.
4.13%, 09/11/2015 ^	400	435
9.70%, 11/10/2018	1,900	2,554
Reynolds American, Inc.
7.63%, 06/01/2016	200	238
7.75%, 06/01/2018	1,000	1,201

Total Corporate Debt Securities (cost $125,506)		121,454

LOAN ASSIGNMENT — 0.1%
Health Care Providers & Services — 0.1%
HCA, Inc., 1st Lien, Tranche B
2.62%, 11/18/2013 *	942	928
Total Loan Assignment (cost $942)

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS — 2.2%
U.S. Treasury Bill
0.01%, 02/23/2012 ▲ α	470	470
0.02%, 03/01/2012 ▲ α	291	291
0.03%, 03/22/2012 ▲ α	191	191
0.04%, 03/29/2012 ▲ ^ α	10,100	10,099
0.04%, 04/05/2012 ▲	130	130
0.05%, 05/03/2012 ▲	2,300	2,299

Total Short-Term U.S. Government Obligations (cost $13,480)		13,480

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 138	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

CONVERTIBLE PREFERRED STOCK — 0.3%
Commercial Banks — 0.3%
Wells Fargo & Co., 7.50%	1,600	$1,690
Total Convertible Preferred Stock (cost $1,384)

PREFERRED STOCK — 0.1%
Thrifts & Mortgage Finance — 0.1%
DG Funding Trust, 1.02% — 144A * Ə §	119	895
Total Preferred Stock (cost $1,266)

SECURITIES LENDING COLLATERAL — 7.3%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	45,810,240	45,810
Total Securities Lending Collateral (cost $45,810)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS — 2.0%
Barclays Capital, Inc. 0.10% ▲, dated 10/31/2011, to be repurchased at $11,000 on 11/01/2011. Collateralized by a U.S. Government Obligation, 4.50%, due 05/15/2038, with a value of $11,314.	$11,000	11,000
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $1,674 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, with a total value of $1,710.	1,674	1,674

Total Repurchase Agreements (cost $12,674)		12,674

Total Investment Securities (cost $812,140) Π		814,774
Other Assets and Liabilities — Net		(189,039)

Net Assets		$625,735

SECURITIES SOLD SHORT — (6.6%)
U.S. Government Agency Obligations — (6.6%)
Fannie Mae, TBA □
4.00%	$(17,000)	$(17,669)
4.50%	(800)	(852)
5.00%	(4,850)	(5,217)
5.50%	(14,000)	(15,186)
6.00%	(2,100)	(2,301)

Total Securities Sold Short (proceeds $(41,089))		(41,225)

WRITTEN SWAPTIONS: π

						Notional	Premiums Paid
	Floating Rate	Pay/Receive	Exercise		Expiration	Amount	(Received)	Value
Description	Index	Floating Rate	Rate		Date	(000’s)	(000’s)	(000’s)

Call — Interest Rate Swap, European Style §	2-Year OC FVA USD	Receive	0.00	% ∞	11/14/2011	$(2,500)	$(27)	$(29)
Call — Interest Rate Swap, European Style	10-Year IRO EUR	Receive	2.50		01/12/2012	(7,500)	(106)	(135)
Call — Interest Rate Swap, European Style	10-Year IRO EUR	Receive	2.50		01/12/2012	(5,000)	(69)	(90)
Put — Interest Rate Swap, European Style	5-Year CDX.O 1.2	Pay	1.20		12/21/2011	(17,300)	(80)	(82)
Put — Interest Rate Swap, European Style	2-Year IRO USD	Pay	2.25		09/24/2012	(600)	(3)	(♦ )
Put — Interest Rate Swap, European Style	2-Year IRO USD	Pay	2.25		09/24/2012	(1,500)	(10)	(1)
Put — Interest Rate Swap, European Style	3-Year IRO USD	Pay	2.75		06/18/2012	(6,200)	(61)	(1)
Put — Interest Rate Swap, European Style	3-Year IRO USD	Pay	2.75		06/18/2012	(6,500)	(67)	(2)
Put — Interest Rate Swap, European Style	10-Year IRO EUR	Pay	3.00		01/12/2012	(5,000)	(76)	(50)
Put — Interest Rate Swap, European Style	10-Year IRO EUR	Pay	3.00		01/12/2012	(7,500)	(116)	(75)
Put — Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00		06/18/2012	(1,200)	(11)	(♦ )
Put — Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00		06/18/2012	(1,200)	(11)	(♦ )
Put — Interest Rate Swap, European Style	10-Year IRO USD	Pay	10.00		07/10/2012	(700)	(5)	(♦ )
Put — Interest Rate Swap, European Style	10-Year IRO USD	Pay	10.00		07/10/2012	(7,400)	(45)	(♦ )
Put — Interest Rate Swap, European Style	10-Year IRO USD	Pay	10.00		07/10/2012	(100)	(1)	(♦ )
Put — Interest Rate Swap, European Style	10-Year IRO USD	Pay	10.00		07/10/2012	(400)	(3)	(♦ )

							$(691)	$(465)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 139	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
SWAP AGREEMENTS: p
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — BUY PROTECTION:(1)

				Implied Credit	Notional	Market		Premiums	Unrealized
	Fixed Deal			Spread (BP) at	Amount	Value		(Received)	(Depreciation)
Reference Obligation	Pay Rate	Maturity Date	Counterparty	10/31/2011(2)	(000’s)(3)	(000’s)		(000’s)	(000’s)

Time Warner, Inc., 5.88%, 11/15/2016	1.19%	03/20/2014	DUB	34.60	$20	$ (♦	)	$—	$ (♦	)
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — SELL PROTECTION:(4)

Unrealized
	Fixed Deal			Implied Credit	Notional	Market	Premiums		Appreciation
	Receive			Spread (BP) at	Amount	Value	(Received)		(Depreciation)
Reference Obligation	Rate	Maturity Date	Counterparty	10/31/2011(2)	(000’s)(3)	(000’s)	(000’s)		(000’s)

Goldman Sachs Group, Inc., 6.60%, 01/15/2012	1.00%	03/20/2012	BCLY	277.84	$200	$(1)	$ (♦	)	$(1)
CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION: (1)

							Premiums	Unrealized
					Notional	Market	Paid	Appreciation
	Fixed Deal				Amount	Value	(Received)	(Depreciation)
Reference Obligation	Pay Rate	Maturity Date	Counterparty	Currency Code	(000’s)(3)	(000’s)(5)	(000’s)	(000’s)

Dow Jones North America Investment Grade Index — Series 5	0.14%	12/20/2012	MSC	USD	$4,500	$18	$ ♦	$18
North America High Yield Index — Series 14	5.00	06/20/2015	DUB	USD	6,600	4	361	(357)
North America High Yield Index — Series 14	5.00	06/20/2015	CITI	USD	8,000	4	466	(462)
North America High Yield Index — Series 15 §	5.00	12/20/2015	MSC	USD	24,400	142	(747)	889
North America Investment Grade Index — Series 15 §	1.00	12/20/2015	MSC	USD	8,300	15	(32)	47

						$183	$48	$135

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION: (4)

	Fixed Deal				Notional	Market	Premiums	Unrealized
	Receive	Maturity		Currency	Amount	Value	(Received)	(Depreciation)
Reference Obligation	Rate	Date	Counterparty	Code	(000’s)(3)	(000’s)(5)	(000’s)	(000’s)

Dow Jones North America Investment Grade Index — Series 5	0.46%	12/20/2015	MSC	USD	$3,200	$(361)	$—	$(361)

North America Investment Grade Index - Series 16	1.00	06/20/2016	BCLY	USD	12,900	(62)	(114)	52

						$(423)	$(114)	$(309)

INTEREST RATE SWAP AGREEMENTS — FIXED RATE PAYABLE:

							Premiums	Net Unrealized
					Notional	Market	Paid	Appreciation
		Maturity		Currency	Amount	Value	(Received)	(Depreciation)
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	(000’s)	(000’s)	(000’s)	(000’s)

3-Month EURIBOR	2.00%	03/21/2017	BCLY	EUR	10,000	$(70)	$(66)	$(4)
3-Month EURIBOR	2.00	03/21/2017	MSC	EUR	10,000	(70)	(67)	(3)
6-Month AUD BBR-BBSW	5.50	12/15/2017	DUB	AUD	2,200	81	(8)	89
6-Month AUD BBR-BBSW	5.50	12/15/2017	BCLY	AUD	3,600	133	(15)	148
BRL-CDI	12.51	01/02/2013	UBS	BRL	6,100	82	(4)	86
BRL-CDI	11.93	01/02/2013	GSC	BRL	2,500	44	(2)	46
BRL-CDI	11.89	01/02/2013	HSBC	BRL	6,700	115	13	102
BRL-CDI	12.59	01/02/2013	MSC	BRL	2,800	61	1	60
BRL-CDI	11.91	01/02/2013	JPM	BRL	39,900	654	82	572
BRL-CDI	11.94	01/02/2014	HSBC	BRL	9,900	151	18	133
BRL-CDI	11.96	01/02/2014	GSC	BRL	37,100	717	(18)	735
BRL-CDI	12.56	01/02/2014	HSBC	BRL	3,200	56	5	51
BRL-CDI	11.99	01/02/2014	GSC	BRL	4,000	79	1	78
BRL-CDI	12.12	01/02/2014	HSBC	BRL	11,600	258	16	242
BRL-CDI	12.51	01/02/2014	JPM	BRL	3,300	56	3	53

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 140	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
SWAP AGREEMENTS: (continued) p
INTEREST RATE SWAP AGREEMENTS — FIXED RATE PAYABLE (continued):

							Premiums	Net Unrealized
					Notional	Market	Paid	Appreciation
		Maturity		Currency	Amount	Value	(Received)	(Depreciation)
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	(000’s)	(000’s)	(000’s)	(000’s)

MXN-TIIE-Banxico	6.50%	03/05/2013	MSC	MXN	64,800	$85	$(3)	$88
MXN-TIIE-Banxico	7.50	06/02/2021	UBS	MXN	80,200	491	254	237

						$2,923	$210	$2,713

INTEREST RATE SWAP AGREEMENTS — FIXED RATE RECEIVABLE:

							Premiums
					Notional	Market	Paid	Net Unrealized
		Maturity		Currency	Amount	Value	(Received)	(Depreciation)
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	(000’s)	(000’s)	(000’s)	(000’s)

3-Month USD-LIBOR	1.50%	12/21/2016	DUB	USD	$31,300	$(189)	$159	$(348)
3-Month USD-LIBOR	3.25	12/21/2021	GSC	USD	17,800	(1,415)	(5)	(1,410)

						$(1,604)	$154	$(1,758)

FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts ┌	Expiration Date	(000’s)

10-Year U.S. Treasury Note	Long	136	12/20/2011	$(193)
5-Year U.S. Treasury Note	Short	(34)	12/30/2011	(6)
90-Day Euro	Long	196	12/19/2011	94
German Euro BOBL	Long	16	12/08/2011	4

				$(101)

FORWARD FOREIGN CURRENCY CONTRACTS: ◘

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Australian Dollar	BCLY	(6,259)	12/01/2011	$(6,406)	$(165)
Australian Dollar	GSC	(52,382)	12/01/2011	(53,046)	(1,951)
Brazilian Real	CSFB	(132)	11/03/2011	(82)	5
Brazilian Real	HSBC	(1,362)	11/03/2011	(845)	52
Brazilian Real	HSBC	(374)	11/03/2011	(231)	13
Brazilian Real	HSBC	(483)	11/03/2011	(299)	18
Brazilian Real	HSBC	(483)	11/03/2011	(299)	18
Brazilian Real	UBS	(489)	11/03/2011	(303)	18
Brazilian Real	CITI	(533)	11/03/2011	(330)	20
Brazilian Real	HSBC	3,856	11/03/2011	2,033	212
Brazilian Real	HSBC	(3,856)	01/04/2012	(2,012)	(202)
Canadian Dollar	RBC	(2,538)	11/17/2011	(2,497)	(48)
Canadian Dollar	CITI	(3,774)	11/17/2011	(3,750)	(35)
Canadian Dollar	DUB	(13,217)	11/17/2011	(13,306)	51
Canadian Dollar	RBC	(13,217)	11/17/2011	(13,353)	98
Canadian Dollar	UBS	(1,615)	11/17/2011	(1,596)	(24)
Chinese Yuan Renminbi	DUB	645	11/04/2011	101	t
Chinese Yuan Renminbi	DUB	4,808	11/15/2011	726	31
Chinese Yuan Renminbi	DUB	8,849	02/13/2012	1,373	21
Chinese Yuan Renminbi	JPM	9,360	02/13/2012	1,453	22
Chinese Yuan Renminbi	CITI	3,176	02/13/2012	493	7
Chinese Yuan Renminbi	JPM	11,209	02/13/2012	1,743	23
Chinese Yuan Renminbi	BCLY	9,703	02/13/2012	1,505	24
Chinese Yuan Renminbi	DUB	1,810	02/13/2012	279	6
Chinese Yuan Renminbi	CITI	9,245	02/13/2012	1,434	23
Chinese Yuan Renminbi	DUB	9,196	02/13/2012	1,427	22
Chinese Yuan Renminbi	HSBC	3,828	02/13/2012	600	3
Chinese Yuan Renminbi	JPM	6,156	02/13/2012	966	4
Chinese Yuan Renminbi	JPM	6,168	02/13/2012	968	4

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 141	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued): ◘

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Chinese Yuan Renminbi	JPM	7,219	02/13/2012	$1,133	$4
Chinese Yuan Renminbi	UBS	7,389	02/13/2012	1,147	17
Chinese Yuan Renminbi	CITI	3,751	02/13/2012	591	(t )
Chinese Yuan Renminbi	CITI	2,751	02/13/2012	428	5
Chinese Yuan Renminbi	BCLY	3,351	02/13/2012	521	7
Chinese Yuan Renminbi	JPM	275	06/01/2012	43	t
Chinese Yuan Renminbi	JPM	551	06/01/2012	86	1
Chinese Yuan Renminbi	GSC	6,562	02/01/2013	1,046	(4)
Chinese Yuan Renminbi	DUB	8,367	02/01/2013	1,330	(1)
Chinese Yuan Renminbi	DUB	6,353	02/01/2013	1,004	5
Chinese Yuan Renminbi	DUB	2,000	08/05/2013	319	t
Chinese Yuan Renminbi	UBS	7,078	08/05/2013	1,121	10
Danish Krone	CITI	1,194	12/09/2011	213	9
Euro	JPM	(16,484)	01/17/2012	(22,413)	(384)
Indian Rupee	JPM	242,258	07/12/2012	5,212	(374)
Japanese Yen	CITI	(195,332)	01/13/2012	(2,544)	42
Malaysian Ringgit	JPM	9	04/23/2012	3	(t)
Mexican Peso	HSBC	(8,662)	11/18/2011	(703)	54
Mexican Peso	HSBC	(7,304)	11/18/2011	(592)	45
Mexican Peso	BCLY	19,368	11/18/2011	1,643	(192)
Mexican Peso	UBS	(8,702)	11/18/2011	(706)	54
Mexican Peso	DUB	15,186	11/18/2011	1,288	(150)
Mexican Peso	UBS	(8,691)	11/18/2011	(706)	55
Mexican Peso	BCLY	(8,572)	11/18/2011	(695)	53
Mexican Peso	BCLY	(8,563)	11/18/2011	(695)	54
Mexican Peso	BCLY	20,480	11/18/2011	1,736	(202)
Mexican Peso	BCLY	(8,556)	11/18/2011	(695)	54
Mexican Peso	HSBC	(66,686)	11/18/2011	(4,965)	(30)
Mexican Peso	BCLY	(2,663)	11/18/2011	(216)	17
Mexican Peso	UBS	455	11/18/2011	34	(t)
Mexican Peso	DUB	7,193	11/18/2011	610	(71)
Mexican Peso	BCLY	22,628	11/18/2011	1,918	(223)
Mexican Peso	MSC	70,752	11/18/2011	5,994	(695)
Mexican Peso	DUB	(3,028)	11/18/2011	(258)	31
Mexican Peso	HSBC	(8,647)	11/18/2011	(703)	55
Mexican Peso	UBS	(8,688)	11/18/2011	(706)	55
Mexican Peso	HSBC	(7,300)	11/18/2011	(592)	45
Mexican Peso	HSBC	66,686	03/15/2012	4,915	28
Norwegian Krone	CITI	15,778	12/09/2011	2,671	157
Pound Sterling	BCLY	(10,047)	12/08/2011	(16,036)	(112)
Pound Sterling	JPM	(3,344)	12/08/2011	(5,210)	(165)
Republic of Korea Won	JPM	6,568,816	11/14/2011	6,176	(249)
Singapore Dollar	UBS	9	12/09/2011	7	(t )
Taiwan Dollar	BCLY	122,831	01/11/2012	4,286	(172)

					$(3,897)

Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value	Collateral
	of OTC Derivatives	(Received)/Pledged	Net Exposures (1)
Counterparty	(000’s)	(000’s)	(000’s)

BCLY	$(857)	$—	$(857)
CITI	232	(160)	72
CSFB	5	(190)	(185)
DUB	(159)	(370)	(529)
GSC	(2,530)	3,149	619
HSBC	891	(1,000)	(109)
JPM	(404)	1,514	1,110
MSC	(805)	(940)	(1,745)
RBC	50	(20)	30
UBS	758	(770)	(12)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 142	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $44,881.

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

Ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated to $4,435, or 0.71%, of the fund’s net assets.

▲	Rate shown reflects the yield at 10/31/2011.

Ž	The security has a perpetual maturity. The date shown is the next call date.

‡	Non-income producing security.

Џ	In default.

∞	Percentage rounds to less than 0.1%.

п	Aggregate cost for federal income tax purposes is $812,863. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $23,365 and $21,454, respectively. Net unrealized appreciation for tax purposes is $1,911.

s	Amount rounds to less than 1.

┌	Contract amounts are not in thousands.

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the references entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

g	A portion of this security in the amount of $454 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

α	A portion of these securities in the amount of $4,664 has been segregated as collateral with the broker for open swaps contracts and/or swaptions.

π	Cash in the amount of $3,180 has been pledged by the broker as collateral with the custodian for open swap contracts and/or swaptions.

◘	Cash in the amount of $270 has been pledged by the broker as collateral with the custodian for open forward foreign currency contracts.

□	Cash in the amount of $330 has been pledged by the broker as collateral with the custodian for open short TBA transactions.

§	Illiquid. These securities aggregated to $14,342, or 2.29%, of the fund’s net assets, and illiquid derivatives aggregated to $128, or 0.02%, of the fund’s net assets.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $77,486, or 12.38%, of the fund’s net assets.
BCLY	Barclays Bank PLC
BP	Basis Point
CDI	Credit Default Index
CDX	A Series of indices that track North American and emerging market credit derivative indices.
CITI	Citibank, Inc.
CLO	Collateralized Loan Obligation
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
FVA	Forward Volatility Agreement
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
IO	Interest Only
IRO	Interest Rate Option
JPM	JPMorgan & Co.
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)
OTC	Over the Counter
RBC	Royal Bank of Canada
TBA	To Be Announced

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 143	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

DEFINITIONS (all amounts in thousands)(continued):

UBS	UBS Warburg LLC

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
USD	United States Dollar
VALUATION SUMMARY (all amounts in thousands): э

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Asset-Backed Securities	$—	$29,942	$—	$29,942
Convertible Preferred Stock	1,690	—	—	1,690
Corporate Debt Securities	—	121,454	—	121,454
Foreign Government Obligations	—	104,491	—	104,491
Loan Assignment	—	928	—	928
Mortgage-Backed Securities	—	45,521	—	45,521
Municipal Government Obligations	—	40,734	—	40,734
Preferred Corporate Debt Securities	—	10,147	—	10,147
Preferred Stock	—	—	895	895
Repurchase Agreements	—	12,674	—	12,674
Securities Lending Collateral	45,810	—	—	45,810
Short-Term U.S. Government Obligations	—	13,480	—	13,480
U.S. Government Agency Obligations	—	311,067	—	311,067
U.S. Government Obligations	—	75,941	—	75,941

Total	$47,500	$766,379	$895	$814,774

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Securities Sold Short	Prices	Inputs	Inputs	10/31/2011

U.S. Government Agency Obligations	$—	$(41,225)	$—	$(41,225)

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	10/31/2011

Written Swaptions	$—	$(465)	$—	$(465)

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments F	Prices	Inputs	Inputs	10/31/2011

Futures Contracts — Appreciation	$98	$—	$—	$98
Futures Contracts — Depreciation	(199)	—	—	(199)
Credit Default Swap — Appreciation	—	1,006	—	1,006
Credit Default Swap — Depreciation	—	(1,181)	—	(1,181)
Forward Foreign Currency Contracts -Appreciation	—	1,552	—	1,552
Forward Foreign Currency Contracts -Depreciation	—	(5,449)	—	(5,449)
Interest Rate Swap — Appreciation	—	2,720	—	2,720
Interest Rate Swap — Depreciation	—	(1,765)	—	(1,765)

Total	$(101)	$(3,117)	$—	$(3,218)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 144	Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
VALUATION SUMMARY (all amounts in thousands)(continued): э
Level 3 Rollforward — Investment Securities

										Net Change in
										Unrealized
										Appreciation/
						Net Change in				(Depreciation) on
	Beginning			Accrued		Unrealized		Transfers	Ending	Investments
	Balance			Discounts/	Total Realized	Appreciation/	Transfers into	out of	Balance at	Held at
Securities	at 10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation) ƒ	Level 3 ψ	Level 3	10/31/2011	10/31/2011 ƒ

Preferred Stocks	$—	$—	$—	$—	$—	$—	$895	$—	$895	$(20)
Mortgage-Backed Securities	45	—	—	—	—	(45)	—	—	—	—

Total	$45	$—	$—	$—	$—	$(45)	$895	$—	$895	$(20)

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 10/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.

ψ	Transferred into Level 3 because of unavailability of observable inputs.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)
COMMON STOCKS — 98.4%
Australia — 9.0%
Amcor, Ltd.	467,176	$3,418
Ansell, Ltd. ^	247,824	3,625
Aston Resources, Ltd. ‡	170,948	1,876
Computershare, Ltd.	403,718	3,192
Dart Energy, Ltd. ‡	3,651,228	2,350
Iluka Resources, Ltd.	166,359	2,765
Mesoblast, Ltd. ‡ ^	146,085	1,242
Mineral Deposits, Ltd. ‡	153,730	1,039
Mirvac Group REIT	1,347,359	1,764
Myer Holdings, Ltd. ^	1,292,149	3,527
Sims Metal Management, Ltd.	156,203	2,252
Starpharma Holdings, Ltd. ‡	1,023,245	1,189
Transfield Services, Ltd.	645,222	1,540
Austria — 1.8%
Kapsch TrafficCom AG	38,000	2,847
Mayr Melnhof Karton AG	16,000	1,481
Rosenbauer International AG §	50,000	2,061
Belgium — 1.1%
Melexis NV ^	30,000	422
Nyrstar ‡	230,000	2,012
Nyrstar STRIP VVPR ‡	105,000	♦
Tessenderlo Chemie NV	44,000	1,365
Bermuda — 3.4%
Biosensors International Group, Ltd. ‡	4,006,000	4,466
Dockwise, Ltd. ‡ ^	51,308	836
Ports Design, Ltd.	1,995,000	3,558
Yuexiu Transport Infrastructure, Ltd.	4,480,000	1,934
Brazil — 0.9%
Brazil Pharma SA ‡	90,000	718
Cyrela Brazil Realty SA Empreendimentos e
Participacoes	179,633	1,570
PDG Realty SA Empreendimentos e
Participacoes	197,368	870
Canada — 0.3%
Niko Resources, Ltd.	20,030	1,102
Cayman Islands — 2.2%
Concord Medical Services Holdings, Ltd.
ADR ^ §	368,786	1,350
EVA Precision Industrial Holdings, Ltd.	3,578,000	924
Evergreen International Holdings, Ltd.	4,115,000	1,146
Leoch International Technology, Ltd.	7,959,000	2,581
Parkson Retail PLC	931,500	1,179
Denmark — 1.6%
Jyske Bank A/S ‡	65,000	1,889
Solar A/S — Class B	30,000	1,236
Sydbank A/S	115,000	2,130
France — 4.2%
Alten, Ltd.	13,700	390
Bourbon SA ^	75,000	2,082
Club Mediterranee ‡ ^	100,000	1,890
Groupe Eurotunnel SA	350,000	3,153
IPSOS	15,000	491
Lectra §	284,000	2,138
Medica SA	105,000	2,091
Pierre & Vacances	15,000	584
Rubis	25,000	1,421
Sword Group	4,155	75
Germany — 7.1%
Bilfinger Berger SE	30,000	2,678
CANCOM AG	34,000	385
Cewe Color Holding AG	38,000	1,478
Freenet AG ^	350,000	4,512
Kabel Deutschland Holding AG ‡	13,000	737
MTU Aero Engines Holding AG	18,000	1,205
Prime Office REIT-AG REIT ‡	71,421	472
R. Stahl AG	15,000	491
Rheinmetall AG	70,000	3,712
RIB Software AG ‡ §	150,000	930
STRATEC Biomedical AG	34,000	1,380
Takkt AG	80,000	1,017
Tipp24 SE ‡	25,000	1,164
Tom Tailor Holding AG ‡	140,000	2,178
Wirecard AG	80,000	1,272
Hong Kong — 1.1%
Dah Sing Banking Group, Ltd.	2,715,240	2,642
Shougang Concord International
Enterprises Co., Ltd.	13,060,000	908
Indonesia — 0.9%
Ciputra Property PT	36,066,000	1,880
United Tractors PT	343,484	945
Ireland — 3.6%
DCC PLC	140,000	3,930
Grafton Group PLC	400,000	1,568
IFG Group PLC	680,000	1,054
Irish Continental Group PLC	85,000	1,714
James Hardie Industries SE ‡	274,557	1,778
Smurfit Kappa Group PLC ‡	220,000	1,499
Isle of Man — 1.0%
Exillon Energy PLC ‡ ^	325,000	1,563
Lamprell PLC	389,999	1,512
Italy — 2.9%
Azimut Holding SpA	450,000	3,508
Cairo Communication SpA	330,000	1,328
DiaSorin SpA ^	9,000	291
Natuzzi SpA ADR ‡ §	341,100	843
Prysmian SpA ^	180,000	2,721
Sorin SpA ‡	300,000	627
Japan — 17.1%
Accordia Golf Co., Ltd.	2,495	1,837
AICA Kogyo Co., Ltd.	31,700	429
Arcs Co., Ltd. ^	104,100	1,853
Asahi Diamond Industrial Co., Ltd. ^	85,900	1,265
Daido Steel Co., Ltd. ^	215,000	1,303
Exedy Corp. ^	34,600	1,002
Fujikura Kasei Co., Ltd.	77,200	363
Glory, Ltd.	82,800	1,772
Hitachi Transport System, Ltd. ^	77,300	1,345
Icom, Inc. ^	11,300	276
JSP Corp. ^	92,600	1,359
Koito Manufacturing Co., Ltd.	129,000	1,944
Kureha Corp. ^	406,000	1,813
Kuroda Electric Co., Ltd.	111,600	1,215
Lintec Corp.	58,300	1,232
Miura Co., Ltd. ^	17,400	467
Modec, Inc. ^	162,000	2,827
Musashi Seimitsu Industry Co., Ltd.	115,600	2,733
Nabtesco Corp. ^	31,300	686
NEC Networks & System Integration Corp. ^	140,100	2,107
Nichi-Iko Pharmaceutical Co., Ltd. ^	82,800	1,953
Nidec Copal Corp. ^	56,400	598
Nifco, Inc. ^	61,200	1,596
Nihon Parkerizing Co., Ltd. ^	180,000	2,424
Nippon Soda Co., Ltd.	365,000	1,680
Nippon Thompson Co., Ltd. ^	403,000	2,596
Nitta Corp. ^	114,100	2,071
OSAKA Titanium Technologies Co. ^	38,300	2,110
Shinko Plantech Co., Ltd.	66,500	591
Shinmaywa Industries, Ltd.	96,000	325
Sumida Corp.	60,800	472
Takasago International Corp.	265,000	1,237
Tokai Tokyo Financial Holdings, Inc. ^	816,000	2,266
Toyo Tanso Co., Ltd. ^	37,200	1,726
Trusco Nakayama Corp. ^	123,000	2,279
Tsumura & Co. ^	47,200	1,328
Tsuruha Holdings, Inc. ^	22,000	1,124
Tsutsumi Jewelry Co., Ltd.	53,900	1,256
Unipres Corp.	10,400	284

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 146	Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000's)

Japan (continued)
Yushin Precision Equipment Co., Ltd.	77,100	$1,487
Jersey, Channel Islands — 0.5%
Regus PLC	900,000	1,092
West China Cement, Ltd.	2,704,000	505
Korea, Republic of — 3.4%
BS Financial Group, Inc. ‡	281,410	3,097
Hankook Tire Co., Ltd.	74,250	2,964
Mando Corp.	18,474	3,165
Taewoong Co., Ltd. ‡ ^	56,109	1,635
Luxembourg — 0.5%
SAF-Holland SA ‡	290,000	1,788
Malaysia — 0.1%
Media Prima Bhd	218,200	180
Netherlands — 4.7%
Delta Lloyd NV	270,000	4,742
DOCdata NV	7,403	123
Fugro NV	40,000	2,349
Imtech NV ^	150,000	4,431
Koninklijke Ten Cate NV	65,000	2,231
LBi International NV ‡	700,000	1,512
New Zealand — 1.2%
Fletcher Building, Ltd. ^	717,658	3,829
Norway — 1.7%
Morpol ASA ‡	400,000	797
Statoil Fuel & Retail ASA ‡	360,000	2,849
Storebrand ASA	330,000	2,016
Singapore — 2.9%
First Resources, Ltd. ^	2,239,000	2,507
Mapletree Industrial Trust REIT ^	2,089,800	1,922
STX OSV Holdings, Ltd.	1,912,000	1,692
UOL Group, Ltd.	317,000	1,121
Yanlord Land Group, Ltd. ^	2,398,000	1,945
Spain — 0.8%
Codere SA ‡ ^	128,500	1,470
Pescanova SA ^	40,000	1,378
Sweden — 1.2%
Byggmax Group AB	612,000	2,864
FinnvedenBulten AB ‡	225,000	1,345
Switzerland — 5.2%
Forbo Holding AG ‡	3,000	1,418
Gategroup Holding AG ‡	110,000	3,734
Helvetia Holding AG	10,500	3,836
Kuoni Reisen Holding AG ‡	7,700	2,626
Newave Energy Holding SA ‡ §	30,000	1,432
Orior AG ‡ §	50,000	2,706
Temenos Group AG ‡	33,400	635
Uster Technologies AG ‡	26,000	1,036
Taiwan — 0.2%
Bank of Kaohsiung	2,374,890	766
Thailand — 0.2%
Big C Supercenter PCL	8,700	31
Quality Houses PCL	17,121,000	752
United Kingdom — 17.6%
A.G.BARR PLC	60,000	1,165
Albemarle & Bond Holdings ^ §	350,000	1,733
Anglo Pacific Group PLC	400,000	1,728
Ashtead Group PLC	700,000	1,742
Berendsen PLC	180,000	1,341
Berkeley Group Holdings PLC ‡	70,000	1,404
Bovis Homes Group PLC	160,000	1,207
Consort Medical PLC	125,000	1,033
Debenhams PLC	1,000,000	1,042
Dechra Pharmaceuticals PLC	200,000	1,576
Derwent London PLC REIT	50,000	1,361
Devro PLC	450,000	1,777
Dignity PLC ^	110,000	1,441
E2V Technologies PLC	850,000	1,501
Elementis PLC	700,000	1,616
Fidessa Group PLC	70,000	1,827
Future PLC	1,200,000	$203
Go-Ahead Group PLC	50,000	1,114
Grainger PLC	854,036	1,151
Hamworthy PLC	275,000	2,587
IG Group Holdings PLC	65,562	489
John Wood Group PLC	155,555	1,540
Keller Group PLC	154,801	912
Kier Group PLC	80,000	1,804
Millennium & Copthorne Hotels PLC	231,771	1,657
Morgan Crucible Co. PLC	300,000	1,361
Pennon Group PLC	140,000	1,564
Premier Oil PLC ‡	375,000	2,208
PZ Cussons PLC	320,000	1,890
Rightmove PLC	60,000	1,255
SDL PLC	215,000	2,273
Senior PLC	900,000	2,400
Shanks Group PLC	950,000	1,685
SIG PLC	800,000	1,233
Tate & Lyle PLC	145,000	1,517
Travis Perkins PLC ^	100,000	1,379
TT electronics PLC	221,688	559
Ultra Electronics Holdings PLC	40,000	1,021
Vitec Group PLC	117,844	1,135
William Hill PLC	350,000	1,215

Total Common Stocks (cost $314,567)		325,091

SECURITIES LENDING COLLATERAL - 12.5%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	41,352,556	41,353
Total Securities Lending Collateral (cost $41,353)

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $1,169 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, with a value of $1,195.	$1,169	1,169
Total Repurchase Agreement (cost $1,169)

Total Investment Securities (cost $357,089) Π		367,613
Other Assets and Liabilities — Net		(37,255)

Net Assets		$330,358

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 147	Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000's)

Machinery	6.6%	$24,108
Auto Components	4.1	15,225
Chemicals	4.0	14,685
Metals & Mining	3.9	14,265
Hotels, Restaurants & Leisure	3.4	12,443
Construction & Engineering	3.2	11,933
Energy Equipment & Services	3.2	11,737
Health Care Equipment & Supplies	3.0	11,131
Commercial Services & Supplies	3.0	10,870
Trading Companies & Distributors	2.9	10,652
Insurance	2.9	10,594
Commercial Banks	2.9	10,524
Specialty Retail	2.8	10,293
Oil, Gas & Consumable Fuels	2.4	8,951
Electrical Equipment	2.3	8,460
Food Products	2.2	7,976
Software	2.1	7,878
Industrial Conglomerates	2.1	7,642
Real Estate Management & Development	2.0	7,321
Household Durables	2.0	7,312
Food & Staples Retailing	1.7	6,432
Containers & Packaging	1.7	6,398
Pharmaceuticals	1.7	6,337
Construction Materials	1.7	6,112
Textiles, Apparel & Luxury Goods	1.6	5,789
Capital Markets	1.6	5,774
Multiline Retail	1.6	5,748
Road & Rail	1.5	5,612
Electronic Equipment & Instruments	1.5	5,379
IT Services	1.4	5,239
Real Estate Investment Trusts	1.4	5,047
Diversified Telecommunication Services	1.2	4,512
Media	1.2	4,317
Health Care Providers & Services	0.9	3,441
Marine	0.9	3,406
Aerospace & Defense	0.6	2,226
Transportation Infrastructure	0.5	1,934
Household Products	0.5	1,890
Leisure Equipment & Products	0.5	1,733
Consumer Finance	0.5	1,733
Water Utilities	0.4	1,564
Diversified Financial Services	0.4	1,543
Internet Software & Services	0.4	1,512
Diversified Consumer Services	0.4	1,441
Gas Utilities	0.4	1,421
Biotechnology	0.3	1,242
Beverages	0.3	1,165
Internet & Catalog Retail	0.3	1,017
Building Products	0.1	429
Semiconductors & Semiconductor Equipment	0.1	422
Communications Equipment	0.1	276

Investment Securities, at Value	88.4	325,091
Short-Term Investments	11.6	42,522

Total Investments	100.0%	$367,613

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $39,197.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

§	Illiquid. These securities aggregated to $13,193, or 3.99%, of the fund’s net assets.

Π	Aggregate cost for federal income tax purposes is $358,902. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $48,265 and $39,554, respectively. Net unrealized appreciation for tax purposes is $8,711.

♦	Amount rounds to less than 1.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 148	Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
DEFINITIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
STRIP VVPR	Is a coupon which, if presented along with the corresponding coupon of the share, allows to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company.
VALUATION SUMMARY (all amounts in thousands): э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$22,234	$302,857	$—	$325,091
Repurchase Agreement	—	1,169	—	1,169
Securities Lending Collateral	41,353	—	—	41,353

Total	$63,587	$304,026	$—	$367,613

Level 3 Rollforward — Investment Securities

Net Change in
Unrealized
Appreciation/
						Net Change in				(Depreciation)
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending	on Investments
	Balance at			Discounts/	Realized	Appreciation/	into	out of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	10/31/2011	10/31/2011

Rights	$s	$—	$(s)∂	$—	$—	$—	$—	$—	$—	$—

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

∂	Rights exercised on 11/03/2010.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 149	Annual Report 2011

Transamerica Third Avenue Value
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 90.6%
Austria — 1.0%
Andritz AG	35,000	$3,094
Bermuda — 1.2%
Nabors Industries, Ltd. ‡	196,865	3,609
Canada — 16.0%
Brookfield Asset Management, Inc. — Class A	610,036	17,691
Canfor Corp. ‡	519,223	5,251
Cenovus Energy, Inc.	247,000	8,447
EnCana Corp.	387,000	8,398
Viterra, Inc.	907,150	9,338
France — 0.8%
Sanofi	32,950	2,357
Germany — 2.3%
Lanxess AG	123,000	7,184
Guernsey, Channel Islands — 2.8%
Resolution, Ltd.	1,923,688	8,466
Hong Kong — 17.2%
Cheung Kong Holdings, Ltd.	1,319,153	16,302
Henderson Land Development Co., Ltd.	2,654,727	14,511
Hutchison Whampoa, Ltd.	1,845,888	16,872
Wharf Holdings, Ltd.	328,141	1,745
Wheelock & Co., Ltd.	1,062,000	3,120
Japan — 9.9%
Mitsui Fudosan Co., Ltd.	474,462	7,890
Tokio Marine Holdings, Inc.	381,380	9,094
Toyota Industries Corp. ^	480,107	13,499
Korea, Republic of — 4.3%
POSCO ADR	154,261	13,254
Sweden — 5.0%
Investor AB — Class A	811,796	15,401
Switzerland — 1.9%
Pargesa Holding SA (Bearer Shares)	73,000	5,701
United Kingdom — 0.3%
Segro PLC REIT	200,000	782
United States — 27.9%
Alamo Group, Inc. ^	113,983	2,718
Alexander & Baldwin, Inc. ^	43,770	1,817
Applied Materials, Inc.	493,961	6,086
AVX Corp.	756,041	10,139
Bank of New York Mellon Corp.	560,052	11,917
Bristow Group, Inc. ^	173,630	8,643
Capital Southwest Corp.	19,256	1,695
Cross Country Healthcare, Inc. ‡ ^	140,906	705
Electronics for Imaging, Inc. ‡ ^	202,436	3,037
Forest City Enterprises, Inc. — Class A ‡ ^	679,836	9,300
Intel Corp. ^	255,961	6,281
Investment Technology Group, Inc. ‡	424,815	4,846
KeyCorp	275,000	1,942
Leucadia National Corp. ^	95,000	2,549
Lexmark International, Inc. — Class A ‡ ^	21,205	672
Lowe’s Cos., Inc.	59,000	1,240
Pharmaceutical Product Development, Inc.	50,710	1,673
Sycamore Networks, Inc. ^	47,153	906
Tejon Ranch Co. ‡ ^	86,299	2,243
Tellabs, Inc.	941,479	4,077
Westwood Holdings Group, Inc. ^	111,753	4,095

Total Common Stocks (cost $350,039)		278,587

SECURITIES LENDING COLLATERAL — 9.3%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	28,760,024	28,760
Total Securities Lending Collateral (cost $28,760)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 9.4%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $28,872 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/25/2038 — 05/15/2039, with a total value of $29,450.	$28,872	$28,872
Total Repurchase Agreement (cost $28,872)

Total Investment Securities (cost $407,671) Π		336,219
Other Assets and Liabilities — Net		(28,495)

Net Assets		$307,724

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 150	Annual Report 2011

Transamerica Third Avenue Value
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)

Real Estate Management & Development	21.7%	$72,803
Diversified Financial Services	7.0	23,652
Capital Markets	6.7	22,554
Insurance	5.2	17,560
Industrial Conglomerates	5.0	16,872
Oil, Gas & Consumable Fuels	5.0	16,845
Auto Components	4.0	13,499
Metals & Mining	4.0	13,254
Semiconductors & Semiconductor Equipment	3.7	12,367
Energy Equipment & Services	3.7	12,252
Electronic Equipment & Instruments	3.0	10,138
Food Products	2.8	9,338
Chemicals	2.1	7,184
Machinery	1.7	5,812
Paper & Forest Products	1.6	5,251
Communications Equipment	1.5	4,983
Computers & Peripherals	1.1	3,709
Pharmaceuticals	0.7	2,357
Commercial Banks	0.6	1,941
Marine	0.5	1,817
Life Sciences Tools & Services	0.5	1,673
Specialty Retail	0.4	1,240
Real Estate Investment Trusts	0.2	782
Health Care Providers & Services	0.2	704

Investment Securities, at Value	82.9	278,587
Short-Term Investments	17.1	57,632

Total Investments	100.0%	$336,219

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $28,017.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $408,336. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $17,044 and $89,161, respectively. Net unrealized depreciation for tax purposes is $72,117.
DEFINITIONS:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$139,315	$139,272	$—	$278,587
Repurchase Agreement	—	28,872	—	28,872
Securities Lending Collateral	28,760	—	—	28,760

Total	$168,075	$168,144	$—	$336,219

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 151	Annual Report 2011

Transamerica Thornburg International Value
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

PREFERRED STOCK — 2.1%
Germany — 2.1%
Volkswagen AG , 1.78% ▲	54,441	$9,481
Total Preferred Stock (cost $5,254)
COMMON STOCKS — 97.0%
Australia — 1.6%
BHP Billiton, Ltd.	181,292	7,097
Brazil — 3.3%
BM&FBovespa SA	877,000	5,236
Embraer SA ADR ‡ ^	154,427	4,296
Natura Cosmeticos SA	253,500	4,932
Canada — 5.4%
Canadian National Railway Co.	97,689	7,652
Canadian Natural Resources, Ltd.	172,914	6,099
Cenovus Energy, Inc.	130,397	4,466
Potash Corp., of Saskatchewan, Inc.	123,545	5,847
Cayman Islands — 1.1%
Tencent Holdings, Ltd.	215,584	4,961
China — 4.7%
China Life Insurance Co., Ltd. — Class H	1,682,688	4,329
China Merchants Bank Co., Ltd. — Class H	3,183,950	6,429
CITIC Securities Co., Ltd. — 144A ‡	203,200	405
Industrial & Commercial Bank of China -
Class H	8,572,900	5,343
Sinopharm Group Co., Ltd. — Class H	1,620,314	4,359
Denmark — 2.3%
Novo Nordisk A/S — Class B	97,542	10,356
France — 6.8%
Air Liquide SA	73,492	9,489
LVMH Moet Hennessy Louis Vuitton SA	72,990	12,097
Publicis Groupe SA	132,647	6,399
Vallourec SA	46,200	2,801
Germany — 10.7%
Adidas AG	154,326	10,869
Allianz SE	60,900	6,776
Fresenius Medical Care AG & Co., KGaA	115,235	8,394
SAP AG	207,175	12,528
Siemens AG	93,300	9,780
Hong Kong — 3.7%
CNOOC, Ltd.	4,717,055	8,918
Hong Kong Exchanges & Clearing, Ltd.	483,600	8,180
India — 1.0%
Coal India, Ltd.	630,337	4,268
Ireland — 1.1%
Covidien PLC	103,615	4,874
Israel — 3.1% A
Check Point Software Technologies, Ltd. ‡ ^	93,900	5,411
Teva Pharmaceutical Industries, Ltd. ADR	204,638	8,359
Japan — 10.3%
Canon, Inc.	153,027	6,947
Dai-ichi Life Insurance Co., Ltd. ^	3,897	4,438
Fanuc Corp.	32,835	5,309
KDDI Corp.	994	7,281
Komatsu, Ltd. ^	348,700	8,622
Mitsubishi UFJ Financial Group, Inc. ^	1,666,400	7,242
Toyota Motor Corp.	199,274	6,616
Korea, Republic of — 2.2%
Hyundai Motor Co.	50,233	10,116
Mexico — 1.5%
Wal-Mart de Mexico SAB de CV — Series V	2,558,080	6,603
Netherland Antilles — 2.3%
Schlumberger, Ltd.	138,314	10,162
Netherlands — 1.6%
ING Groep NV ‡	393,600	3,393
Yandex NV — Class A ‡ ^	127,500	3,509
Spain — 1.7%
Telefonica SA	366,012	7,778
Sweden — 1.8%
Hennes & Mauritz AB — Class B	240,330	7,946
Switzerland — 8.0%
Credit Suisse Group AG ‡	257,100	7,414
Julius Baer Group, Ltd. ‡	119,855	4,504
Nestle SA	191,696	11,087
Novartis AG	172,541	9,720
Swatch Group AG — BR	7,050	2,968
Taiwan — 1.8%
High Tech Computer Corp.	365,460	8,213
Turkey — 0.9%
Turkiye Garanti Bankasi AS	1,123,943	3,943
United Kingdom — 20.1%
ARM Holdings PLC	482,222	4,525
BG Group PLC	467,066	10,129
British American Tobacco PLC	234,229	10,739
Carnival PLC	223,355	8,172
Kingfisher PLC	1,673,790	6,935
Pearson PLC	292,207	5,368
Reckitt Benckiser Group PLC	192,362	9,874
Rolls-Royce Holdings PLC
(C Entitlement Shares) ‡ Ə §	22,177,980	36
Rolls-Royce Holdings PLC ‡	321,420	3,618
SABMiller PLC	140,865	5,130
Standard Chartered PLC	446,575	10,422
Tesco PLC	1,681,123	10,839
Vodafone Group PLC	1,560,000	4,332

Total Common Stocks (cost $416,260)		434,880

SECURITIES LENDING COLLATERAL — 3.4%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	15,438,755	15,439
Total Securities Lending Collateral (cost $15,439)

	Principal	Value
	(000's)	(000's)

REPURCHASE AGREEMENT — 0.2%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $737 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, with a value of $752.	$737	737
Total Repurchase Agreement (cost $737)

Total Investment Securities (cost $437,690) Π		460,537
Other Assets and Liabilities — Net		(12,099)

Net Assets		$448,438

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 152	Annual Report 2011

Transamerica Thornburg International Value
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS:

		Contracts		Amount in U.S.
		Bought		Dollars Bought	Net Unrealized
		(Sold)		(Sold)	Appreciation
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Euro	SSB	3,920	11/09/2011	$5,344	$79
Euro	SSB	(15,299)	11/09/2011	(21,925)	759
Euro	SSB	(6,968)	11/09/2011	(10,009)	368

					$1,206

Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures(1)
Counterparty	(000’s)	(000’s)	(000’s)

SSB	$1,206	$—	$1,206

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000's)

Oil, Gas & Consumable Fuels	7.4%	$33,879
Commercial Banks	7.2	33,378
Pharmaceuticals	6.2	28,435
Automobiles	5.7	26,213
Textiles, Apparel & Luxury Goods	5.6	25,934
Software	3.9	17,939
Food & Staples Retailing	3.8	17,442
Diversified Financial Services	3.6	16,809
Machinery	3.6	16,732
Insurance	3.4	15,543
Chemicals	3.3	15,337
Specialty Retail	3.2	14,881
Health Care Providers & Services	2.8	12,753
Capital Markets	2.7	12,323
Media	2.6	11,767
Wireless Telecommunication Services	2.5	11,613
Food Products	2.4	11,087
Tobacco	2.3	10,740
Energy Equipment & Services	2.2	10,162
Household Products	2.2	9,874
Industrial Conglomerates	2.1	9,780
Internet Software & Services	1.8	8,470
Communications Equipment	1.8	8,213
Hotels, Restaurants & Leisure	1.8	8,172
Aerospace & Defense	1.7	7,950
Diversified Telecommunication Services	1.7	7,778
Road & Rail	1.7	7,652
Metals & Mining	1.5	7,097
Office Electronics	1.5	6,947
Beverages	1.1	5,130
Personal Products	1.1	4,932
Health Care Equipment & Supplies	1.1	4,874
Semiconductors & Semiconductor Equipment	1.0	4,525

Investment Securities, at Value	96.5	444,361
Short-Term Investments	3.5	16,176

Total Investments	100.0%	$460,537

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 153	Annual Report 2011

Transamerica Thornburg International Value
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 10/31/2011.

^	All or a portion of this security is on loan. The value of all securities on loan is $14,955.

‡	Non-income producing security.

§	Illiquid. This security had a value of $36, or 0.01%, of the fund’s net assets.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of $36, or 0.01% of the fund’s net assets.

Π	Aggregate cost for federal income tax purposes is $439,859. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $49,826 and $29,148, respectively. Net unrealized appreciation for tax purposes is $20,678.
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $405, or 0.09%, of the fund’s net assets.

ADR	American Depositary Receipt

OTC	Over the Counter

SSB	State Street Bank
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$60,254	$374,626	$—	$434,880
Preferred Stocks	—	9,481	—	9,481
Repurchase Agreement	—	737	—	737
Securities Lending Collateral	15,439	—	—	15,439

Total	$75,693	$384,844		$460,537

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011

Forward Foreign Currency Contracts — Appreciation	$—	$1,206	$—	$1,206

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 154	Annual Report 2011

Transamerica Water Island Arbitrage Strategy
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

COMMON STOCKS — 90.8%
Aerospace & Defense — 2.9%
Goodrich Corp. Ŏ	29,818	$3,657
Beverages — 5.6%
Foster’s Group, Ltd.	1,228,581	6,901
Biotechnology — 0.5%
Anadys Pharmaceuticals, Inc. ‡	184,139	678
Chemicals — 4.1%
Nalco Holding Co. Ŏ	135,762	5,120
Commercial Banks — 0.4%
Comerica, Inc.	18,799	480
Communications Equipment — 1.9%
Motorola Mobility Holdings, Inc. ‡	59,869	2,328
Consumer Finance — 0.8%
Promise Co., Ltd. ‡	104,675	1,011
Containers & Packaging — 4.4%
Temple-Inland, Inc.	170,352	5,419
Diversified Financial Services — 0.1%
Count Financial, Ltd.	94,056	137
Diversified Telecommunication Services — 1.1%
PAETEC Holding Corp. ‡	238,960	1,310
Electric Utilities — 9.6%
Central Vermont Public Service Corp.	23,104	817
DPL, Inc.	155,835	4,730
Progress Energy, Inc. Ŏ	124,936	6,508
Energy Equipment & Services — 2.4%
Global Industries, Ltd. ‡	378,836	3,012
Health Care Equipment & Supplies — 5.1%
Kinetic Concepts, Inc. ‡ Ŏ	92,545	6,329
Health Care Providers & Services — 3.1%
Healthspring, Inc. ‡	54,500	2,940
Medco Health Solutions, Inc. ‡	15,662	859
Health Care Technology — 3.7%
Emdeon, Inc. – Class A ‡ Ŏ	241,793	4,587
Household Products — 0.1%
Clorox Co.	1,200	80
Independent Power Producers & Energy Traders — 2.4%
Constellation Energy Group, Inc.	74,356	2,952
Insurance — 1.1%
Harleysville Group, Inc.	22,393	1,316
Internet Software & Services — 1.5%
LoopNet, Inc. ‡	29,031	514
S1 Corp. ‡	141,091	1,372
IT Services — 2.5%
RightNow Technologies, Inc. ‡	70,949	3,052
Leisure Equipment & Products — 0.1%
Jakks Pacific, Inc.	7,542	143
Life Sciences Tools & Services — 4.7%
Caliper Life Sciences, Inc. ‡	192,394	2,016
Pharmaceutical Product Development, Inc.	115,534	3,812
Machinery — 1.5%
Charter International PLC	110,000	1,585
Colfax Corp. ‡	3,655	92
International Mining Machinery Holdings, Ltd.	191,186	192
Media — 0.1%
British Sky Broadcasting Group PLC	9,135	103
Metals & Mining — 11.1%
BC Iron, Ltd. ‡	70,445	178
Gold One International, Ltd. ‡	2,615,011	1,502
Grande Cache Coal Corp. ‡	172,000	1,703
Macarthur Coal, Ltd.	457,250	7,752
Metorex, Ltd. ‡	766,547	786
Stillwater Mining Co. ‡	57,200	650
Sundance Resources, Ltd. ‡	2,868,566	1,296
Multiline Retail — 1.1%
99 Cents Only Stores ‡	62,722	1,367
Oil, Gas & Consumable Fuels — 7.3%
Bow Energy, Ltd. ‡	837,949	1,302
Brigham Exploration Co. ‡	96,146	3,500
El Paso Corp.	48,642	1,217
Energy Transfer Equity, LP	600	23
Extract Resources, Ltd. ‡	75,209	602
Hunnu Coal, Ltd. ‡	354,534	665
Southern Union Co. Ŏ	41,892	1,761
Real Estate Management & Development — 0.7%
SP Setia Bhd	682,465	852
Semiconductors & Semiconductor Equipment — 10.8%
Advanced Analogic Technologies, Inc. ‡	185,559	809
CSR PLC	20,012	58
CSR PLC — ADR ‡	40,422	458
Mosaid Technologies, Inc.	25,226	1,152
Netlogic Microsystems, Inc. ‡	106,536	5,241
Varian Semiconductor Equipment
Associates, Inc. ‡ Ŏ	92,127	5,782
Software — 0.1%
Fundtech, Ltd.	6,462	149

Total Common Stocks (cost $110,649)		112,857

INVESTMENT COMPANY — 1.8%
Capital Markets — 1.8%
SPDR S&P 500 ETF Trust	18,005	2,259
Total Investment Company (cost $2,184)

	Notional
	Amount	Value
	(000’s)	(000’s)

PURCHASED OPTIONS — 0.1%
Call Options — 0.0% °°
Charles Schwab Corp.	$1	♦
Call Strike $13.00
Expires 12/17/2011
Express Scripts, Inc.	3	7
Call Strike $47.50
Expires 01/21/2012
Temple Inland, Inc.	♦	2
Call Strike $27.00
Expires 11/19/2011
Put Options — 0.1%
Colfax Corp.	3	13
Put Strike $30.00
Expires 12/17/2011
Colfax Corp.	4	30
Put Strike $30.00
Expires 03/17/2012
El Paso Corp.	23	10
Put Strike $24.00
Expires 01/21/2012
Energy Transfer Equity, LP	1	3
Put Strike $40.00
Expires 01/21/2012

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 155	Annual Report 2011

Transamerica Water Island Arbitrage Strategy
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Notional
	Amount	Value
	(000’s)	(000’s)

Put Options (continued)
SPDR S&P 500 ETF Trust	$5	$7
Put Strike $120.00
Expires 11/19/2011

Total Purchased Options (cost $104)		72

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT - 29.9%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $37,135 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, with a value of $37,880.	$37,135	37,135
Total Repurchase Agreement (cost $37,135)

Total Investment Securities (cost $150,072) Π		152,323
Other Assets and Liabilities — Net		(28,115)

Net Assets		$124,208

		Value
	Shares	(000’s)

SECURITIES SOLD SHORT — (15.5%)
COMMON STOCKS — (12.5%)
Chemicals — (2.9%)
Ecolab, Inc.	(66,506)	$(3,581)
Diversified Telecommunication Services — (1.0%)
Windstream Corp.	(97,327)	(1,184)
Electric Utilities — (7.8%)
Duke Energy Corp.	(325,337)	(6,644)
Exelon Corp.	(68,983)	(3,062)
Health Care Providers & Services — (0.1%)
Express Scripts, Inc.	(3,977)	(182)
Machinery — (0.1%)
Colfax Corp.	(7,156)	(181)
Metals & Mining — (0.1%)
Stillwater Mining Co.	(7,300)	(83)
Oil, Gas & Consumable Fuels - 0.0% °°
Energy Transfer Equity, LP	(200)	(8)
Hathor Exploration, Ltd.	(3,585)	(16)
Professional Services — (0.1%)
CoStar Group, Inc.	(1,076)	(66)
Software — (0.4%)
ACI Worldwide, Inc.	(14,912)	(457)

Total Common Stocks (cost $(14,861))		(15,464)

INVESTMENT COMPANY — (3.0%)
Capital Markets — (3.0%)
SPDR S&P 500 ETF Trust	(29,941)	(3,756)
Total Investment Company (cost $(3,568))

Total Securities Sold Short (proceeds $(18,429))		(19,220)

	Notional
	Amount	Value
	(000’s)	(000’s)

WRITTEN OPTIONS — (0.2%)
Call Options — (0.2%)
ACI Worldwide, Inc.	$ (t )	$ (t )
Call Strike $30.00
Expires 11/19/2011
Brigham Exploration Co.	(14)	(1)
Call Strike $37.00
Expires 11/19/2011
Clorox Co.	(1)	(2)
Call Strike $67.50
Expires 11/19/2011
Colfax Corp.	(3)	(1)
Call Strike $30.00
Expires 12/17/2011
Colfax Corp.	(4)	(2)
Call Strike $30.00
Expires 03/17/2012
Colfax Corp.	(1)	(2)
Call Strike $22.50
Expires 11/19/2011
Comerica, Inc.	(11)	(16)
Call Strike $25.00
Expires 11/19/2011
Comerica, Inc.	(8)	(6)
Call Strike $26.00
Expires 11/19/2011
Duke Energy Corp.	(1)	(1)
Call Strike $20.00
Expires 11/19/2011
El Paso Corp.	(29)	(13)
Call Strike $25.00
Expires 11/19/2011
El Paso Corp.	(13)	(2)
Call Strike $26.00
Expires 11/19/2011
Energy Transfer Equity, LP	(1)	(t )
Call Strike $40.00
Expires 11/19/2011
Energy Transfer Equity, LP	(1)	(1)
Call Strike $40.00
Expires 01/21/2012
Energy Transfer Equity, LP	(8)	(24)
Call Strike $35.00
Expires 11/19/2011
Express Scripts, Inc.	(1)	(7)
Call Strike $40.00
Expires 11/19/2011
Express Scripts, Inc.	(1)	(4)
Call Strike $42.50
Expires 11/19/2011
Goodrich Corp.	(7)	(19)
Call Strike $120.00
Expires 11/19/2011
Goodrich Corp.	(t )	(1)
Call Strike $120.00
Expires 12/17/2011
Goodrich Corp.	(1)	(t )
Call Strike $125.00
Expires 11/19/2011
Kinder Morgan, Inc.	(8)	(1)
Call Strike $30.00
Expires 11/19/2011

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 156	Annual Report 2011

Transamerica Water Island Arbitrage Strategy
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Notional
	Amount	Value
	(000’s)	(000’s)

Call Options (continued)
Medco Health Solutions, Inc.	$(6)	$(31)
Call Strike $50.00
Expires 11/19/2011
Medco Health Soultions, Inc.	(3)	(10)
Call Strike $52.50
Expires 11/19/2011
Stillwater Mining Co.	(14)	(35)
Call Strike $9.00
Expires 11/19/2011
Stillwater Mining Co.	(5)	(2)
Call Strike $12.00
Expires 11/19/2011
Stillwater Mining Co.	(14)	(13)
Call Strike $11.00
Expires 11/19/2011
Stillwater Mining Co.	(17)	(28)
Call Strike $10.00
Expires 11/19/2011
Temple Inland, Inc.	(7)	(6)
Call Strike $31.00
Expires 11/19/2011
Windstream Corp.	(3)	(4)
Call Strike $11.00
Expires 11/19/2011
Windstream Corp.	(5)	(2)
Call Strike $12.00
Expires 11/19/2011
Windstream Corp.	(4)	(6)
Call Strike $11.00
Expires 12/17/2011
Put Options - 0.0% ∞
ACI Worldwide, Inc. Ə	(3)	(7)
Put Strike $25.00
Expires 11/19/2011
Brigham Exploration Co.	(2)	(t )
Put Strike $36.00
Expires 11/19/2011
Charles Schwab Corp.	(1)	(t )
Put Strike $10.00
Expires 12/17/2011
Colfax Corp.	(1)	(1)
Put Strike $20.00
Expires 11/19/2011
Colfax Corp. Ə	(3)	(1)
Put Strike $17.50
Expires 12/17/2011
El Paso Corp.	(12)	(2)
Put Strike $24.00
Expires 11/19/2011
El Paso Corp.	(4)	(t )
Put Strike $23.00
Expires 11/19/2011
Energy Transfer Equity, LP	(1)	(1)
Put Strike $40.00
Expires 11/19/2011
Express Scripts, Inc.	(1)	(t )
Put Strike $37.50
Expires 11/19/2011
Express Scripts, Inc.	(1)	(t )
Put Strike $42.50
Expires 11/19/2011
Express Scripts, Inc.	(3)	(1)
Put Strike $35.00
Expires 01/21/2012
Express Scripts, Inc.	(1)	(2)
Put Strike $47.50
Expires 11/19/2011
Goodrich Corp.	(7)	(2)
Put Strike $120.00
Expires 11/19/2011
Goodrich Corp.	(2)	(t )
Put Strike $115.00
Expires 11/19/2011
Goodrich Corp.	(t )	(t )
Put Strike $120.00
Expires 12/17/2011
Kinder Morgan, Inc.	(10)	(1)
Put Strike $25.00
Expires 11/19/2011
SPDR S&P 500 ETF Trust	(5)	(2)
Put Strike $110.00
Expires 11/19/2011
SPDR S&P 500 ETF Trust	(t )	(1)
Put Strike $126.00
Expires 11/04/2011
Total Written Options (Premiums: $(157))		(261)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 157	Annual Report 2011

Transamerica Water Island Arbitrage Strategy
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS:

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Australian Dollar	GSC	(2,500)	12/15/2011	$(2,634)	$15
Australian Dollar	GSC	(596)	12/15/2011	(568)	(56)
Australian Dollar	GSC	18	12/15/2011	17	1
Australian Dollar	GSC	(500)	12/15/2011	(520)	(4)
Australian Dollar	GSC	(332)	12/15/2011	(336)	(12)
Australian Dollar	GSC	(768)	12/15/2011	(792)	(13)
Australian Dollar	GSC	(260)	12/15/2011	(264)	(9)
Australian Dollar	GSC	(214)	12/15/2011	(217)	(7)
Australian Dollar	GSC	70	12/15/2011	71	3
Australian Dollar	GSC	(3,058)	12/15/2011	(3,125)	(80)
Australian Dollar	GSC	(200)	12/15/2011	(204)	(5)
Australian Dollar	GSC	(550)	12/15/2011	(557)	(20)
Australian Dollar	GSC	(60)	12/15/2011	(61)	(2)
Australian Dollar	GSC	(116)	12/15/2011	(118)	(3)
Australian Dollar	GSC	20	12/15/2011	20	1
Australian Dollar	GSC	(360)	12/15/2011	(383)	6
Australian Dollar	GSC	(110)	12/15/2011	(118)	2
Australian Dollar	GSC	(27)	12/15/2011	(28)	(1)
Australian Dollar	GSC	(490)	12/15/2011	(472)	(42)
Australian Dollar	GSC	(70)	12/15/2011	(69)	(4)
Australian Dollar	GSC	(530)	12/15/2011	(510)	(45)
Australian Dollar	GSC	(127)	12/15/2011	(123)	(10)
Australian Dollar	GSC	(340)	12/15/2011	(337)	(19)
Australian Dollar	GSC	(213)	12/15/2011	(215)	(8)
Australian Dollar	GSC	(260)	12/15/2011	(258)	(14)
Australian Dollar	GSC	(2,300)	12/15/2011	(2,214)	(196)
Australian Dollar	GSC	(570)	12/15/2011	(533)	(65)
Australian Dollar	GSC	(170)	12/15/2011	(174)	(4)
Australian Dollar	GSC	(1,987)	12/15/2011	(2,062)	(21)
Australian Dollar	GSC	(385)	12/15/2011	(390)	(14)
Australian Dollar	GSC	(160)	12/15/2011	(164)	(4)
Australian Dollar	GSC	(2,250)	12/15/2011	(2,174)	(185)
Canadian Dollar	GSC	(1,351)	12/15/2011	(1,363)	9
Canadian Dollar	GSC	(550)	12/15/2011	(553)	1
Canadian Dollar	GSC	20	12/15/2011	20	(t )
Canadian Dollar	GSC	15	12/15/2011	15	t
Canadian Dollar	GSC	1,410	12/15/2011	1,380	33
Canadian Dollar	GSC	9	12/15/2011	9	t
Canadian Dollar	GSC	440	12/15/2011	442	(1)
Canadian Dollar	GSC	(50)	12/15/2011	(48)	(2)
Canadian Dollar	GSC	(20)	12/15/2011	(19)	(1)
Canadian Dollar	GSC	(10)	12/15/2011	(10)	(t )
Canadian Dollar	GSC	(10)	12/15/2011	(10)	(1)
Canadian Dollar	GSC	(200)	12/15/2011	(194)	(7)
Canadian Dollar	GSC	(233)	12/15/2011	(222)	(11)
Danish Krone	GSC	40	12/15/2011	7	t
Danish Krone	GSC	(1,267)	12/15/2011	(236)	1
Danish Krone	GSC	(346)	12/15/2011	(64)	(1)
Danish Krone	GSC	(4,180)	12/15/2011	(771)	(6)
Danish Krone	GSC	5,753	12/15/2011	1,026	44
Euro	GSC	(66)	12/15/2011	$(90)	(1)
Euro	GSC	(260)	12/15/2011	(348)	(11)
Euro	GSC	326	12/15/2011	449	2
Hong Kong Dollar	GSC	(42)	12/15/2011	(5)	(t )
Hong Kong Dollar	GSC	25	12/15/2011	3	t
Hong Kong Dollar	GSC	17	12/15/2011	2	t
Hong Kong Dollar	GSC	(60)	12/15/2011	(8)	(t )
Hong Kong Dollar	GSC	(988)	12/15/2011	(127)	(t )
Hong Kong Dollar	GSC	(70)	12/15/2011	(9)	(t )
Hong Kong Dollar	GSC	(15)	12/15/2011	(2)	(t )
Hong Kong Dollar	GSC	12	12/15/2011	2	t
Hong Kong Dollar	GSC	(10)	12/15/2011	(1)	(t )
Hong Kong Dollar	GSC	(95)	12/15/2011	(12)	(t )
Hong Kong Dollar	GSC	(360)	12/15/2011	(46)	(t )
Hong Kong Dollar	GSC	(41)	12/15/2011	(5)	(t )
Hong Kong Dollar	GSC	8	12/15/2011	1	t

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 158	Annual Report 2011

Transamerica Water Island Arbitrage Strategy
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Hong Kong Dollar	GSC	1	12/15/2011	$ t	$ t
Hong Kong Dollar	GSC	(7)	12/15/2011	(1)	(t )
Japanese Yen	GSC	(32,400)	12/15/2011	(419)	5
Japanese Yen	GSC	(17,380)	12/15/2011	(226)	4
Japanese Yen	GSC	(23,220)	12/15/2011	(300)	3
Japanese Yen	GSC	140	12/15/2011	2	(t )
Japanese Yen	GSC	(10,105)	12/15/2011	(132)	2
Japanese Yen	GSC	(130)	12/15/2011	(2)	t
Japanese Yen	GSC	100	12/15/2011	1	(t )
Japanese Yen	GSC	20	12/15/2011	t	(t )
Japanese Yen	GSC	1,450	12/15/2011	19	(t )
Japanese Yen	GSC	90	12/15/2011	1	(t )
Malaysian Ringgit	GSC	(740)	12/15/2011	(228)	(12)
Malaysian Ringgit	GSC	(30)	12/15/2011	(9)	(t )
Malaysian Ringgit	GSC	(4)	12/15/2011	(1)	(t )
Malaysian Ringgit	GSC	(79)	12/15/2011	(25)	(1)
Malaysian Ringgit	GSC	(92)	12/15/2011	(29)	(1)
Malaysian Ringgit	GSC	(16)	12/15/2011	(5)	t
Malaysian Ringgit	GSC	(1,090)	12/15/2011	(353)	(2)
Malaysian Ringgit	GSC	(347)	12/15/2011	(107)	(6)
Malaysian Ringgit	GSC	(60)	12/15/2011	(19)	(1)
Malaysian Ringgit	GSC	(46)	12/15/2011	(14)	(1)
Malaysian Ringgit	GSC	(89)	12/15/2011	(28)	(1)
Malaysian Ringgit	GSC	(21)	12/15/2011	(7)	(t )
Norwegian Krone	GSC	(2,720)	12/15/2011	(483)	(4)
Norwegian Krone	GSC	2,720	12/15/2011	467	21
Pound Sterling	GSC	(157)	12/15/2011	(248)	(4)
Pound Sterling	GSC	(200)	12/15/2011	(316)	(6)
Pound Sterling	GSC	(4)	12/15/2011	(6)	(t )
Pound Sterling	GSC	12	12/15/2011	19	1
Pound Sterling	GSC	20	12/15/2011	32	1
Pound Sterling	GSC	20	12/15/2011	31	1
Pound Sterling	GSC	(25)	12/15/2011	(39)	(2)
Pound Sterling	GSC	10	12/15/2011	16	t
Pound Sterling	GSC	8	12/15/2011	13	t
Pound Sterling	GSC	(90)	12/15/2011	(145)	t
Pound Sterling	GSC	(40)	12/15/2011	(61)	(3)
Pound Sterling	GSC	(17)	12/15/2011	(26)	(1)
Pound Sterling	GSC	(250)	12/15/2011	(395)	(7)
Pound Sterling	GSC	(50)	12/15/2011	(79)	(2)
Pound Sterling	GSC	(62)	12/15/2011	(98)	(2)
Pound Sterling	GSC	(150)	12/15/2011	(231)	(10)
Pound Sterling	GSC	(57)	12/15/2011	(88)	(4)
Pound Sterling	GSC	(6)	12/15/2011	(9)	(t )
Pound Sterling	GSC	(4)	12/15/2011	(6)	(t )
Pound Sterling	GSC	(5)	12/15/2011	(8)	(t )
Pound Sterling	GSC	(25)	12/15/2011	(39)	(2)
South African Rand	GSC	212	12/15/2011	26	t
South African Rand	GSC	700	12/15/2011	84	3
South African Rand	GSC	(90)	12/15/2011	(12)	1
South African Rand	GSC	223	12/15/2011	28	(t )
South African Rand	GSC	199	12/15/2011	25	t
South African Rand	GSC	445	12/15/2011	56	(t )
South African Rand	GSC	216	12/15/2011	27	(t )
South African Rand	GSC	(761)	12/15/2011	(94)	(1)
South African Rand	GSC	(3,800)	12/15/2011	(476)	t
South African Rand	GSC	(200)	12/15/2011	(24)	(1)
South African Rand	GSC	(570)	12/15/2011	(77)	6
South African Rand	GSC	(4,300)	12/15/2011	(515)	(23)
South African Rand	GSC	953	12/15/2011	119	t
South African Rand	GSC	(50)	12/15/2011	(7)	t
Swedish Krona	GSC	1,574	12/15/2011	234	7
Swedish Krona	GSC	(1,574)	12/15/2011	(236)	(5)

					$(814)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 159	Annual Report 2011

Transamerica Water Island Arbitrage Strategy
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures (1)
Counterparty	(000’s)	(000’s)	(000’s)

GSC	$(814)	$—	$(814)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.
NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.

∞	Percentage rounds to less than 0.1%.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These derivative instruments had a fair value of $(8), or (0.01)%, of the fund’s net assets.

Ŏ	A portion of these securities in the amount of $18,311 have been segregated as collateral with the broker for option and short position contracts.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $151,051. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,940 and $668, respectively. Net unrealized appreciation for tax purposes is $1,272.

♦	Amount rounds to less than 1.
DEFINITIONS:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GSC	Goldman Sachs & Co.
OTC	Over the Counter
SPDR	Standard & Poor’s Depositary Receipt
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$87,521	$25,336	$—	$112,857
Investment Company	2,259	—	—	2,259
Purchased Options	72	—	—	72
Repurchase Agreement	—	37,135	—	37,135

Total	$89,852	$62,471	$—	$152,323

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Securities Sold Short	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$(15,464)	$—	$—	$(15,464)
Investment Company	(3,756)	—	—	(3,756)

Total	$(19,220)	$—	$—	$(19,220)

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	10/31/2011

Written Options	$—	$(261)	$—	$(261)

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011

Forward Foreign Currency Contracts — Appreciation	$—	$173	$—	$173
Forward Foreign Currency Contracts — Depreciation	—	(987)	—	(987)

Total	$—	$(814)	$—	$(814)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2011

Transamerica WMC Emerging Markets
SCHEDULE OF INVESTMENTS
At October 31, 2011

		Value
	Shares	(000’s)

PREFERRED STOCKS — 1.3%
Brazil — 1.3%
Braskem SA, 5.60% ▲	239,900	$2,137
Cia Paranaense de Energia, 4.76% ▲	75,800	1,517
Gerdau SA, 2.14% ▲	92,400	832

Total Preferred Stocks (cost $5,115)		4,486

COMMON STOCKS — 98.3%
Bermuda — 2.7%
Aquarius Platinum, Ltd. ^	795,102	2,369
Central European Media Enterprises, Ltd. — Class A ‡	79,200	874
Cosco Pacific, Ltd.	1,206,000	1,675
Credicorp, Ltd.	7,500	816
Shangri-La Asia, Ltd.	1,754,000	3,509
Brazil — 13.8%
Banco Santander Brasil SA ADR ^	485,000	4,414
BR Malls Participacoes SA	200,000	2,161
CCR SA	156,600	4,310
Centrais Eletricas Brasileiras SA ‡	204,900	2,052
Cielo SA	128,460	3,405
Fibria Celulose SA	193,400	1,722
GOL Linhas Aereas Inteligentes SA ADR ^	364,398	2,923
Julio Simoes Logistica SA	239,300	1,316
Natura Cosmeticos SA	128,800	2,506
Petroleo Brasileiro SA ADR	549,500	14,842
Redecard SA	184,900	3,107
TAM SA ADR ^	115,000	2,310
Totvs SA	106,600	1,770
Canada — 0.9%
Pacific Rubiales Energy Corp.	132,400	3,087
Cayman Islands — 5.5%
Baidu, Inc. ADR ‡	22,900	3,210
Belle International Holdings, Ltd. — Class A	1,339,000	2,606
Ctrip.com International, Ltd. ADR ‡ ^	48,700	1,698
Hengan International Group Co., Ltd.	459,000	3,973
Simcere Pharmaceutical Group ADR ‡ ^	36,200	331
Tencent Holdings, Ltd.	165,300	3,804
TPK Holding Co., Ltd. ‡	189,400	3,172
Chile — 1.1%
Enersis S.A. ADR	136,900	2,687
Sociedad Quimica y Minera de Chile SA ADR	16,500	965
China — 6.5%
China Pacific Insurance Group Co., Ltd.	860,400	2,629
China Shenhua Energy Co., Ltd. — Class H	706,000	3,230
China Shipping Development Co., Ltd. — Class H	2,898,000	2,042
China Telecom Corp., Ltd.	4,430,000	2,729
Dongfeng Motor Group Co., Ltd. — Class H	2,968,000	4,871
Ping An Insurance Group Co. — Class H	572,000	4,238
Sinopharm Group Co., Ltd. — Class H	855,600	2,302
Colombia — 0.4%
Ecopetrol SA	625,755	1,341
Czech Republic — 1.0%
CEZ AS	80,980	3,424
Hong Kong — 4.1%
AIA Group, Ltd.	619,600	1,895
China Mobile, Ltd.	847,000	8,051
CNOOC, Ltd. ADR	13,100	2,471
Galaxy Entertainment Group, Ltd. ‡	835,000	1,689
Hungary – 0.5%
Richter Gedeon	10,725	1,723
India — 5.1%
Bharti Airtel, Ltd.	278,779	2,231
Canara Bank	262,043	2,500
Hero Motocorp, Ltd.	38,603	1,724
Larsen & Toubro, Ltd.	58,901	1,695
Oil & Natural Gas Corp., Ltd.	461,316	$2,627
Ranbaxy Laboratories, Ltd.	239,556	2,462
Reliance Industries, Ltd.	137,460	2,454
Rural Electrification Corp., Ltd.	148,404	545
TTK Prestige, Ltd.	1,090	59
United Spirits, Ltd.	60,097	1,074
Indonesia — 1.3%
Perusahaan Gas Negara PT	5,009,500	1,652
Telekomunikasi Indonesia PT ADR ^	79,900	2,701
Korea, Republic of — 19.8%
GS Engineering & Construction Corp.	34,964	3,040
GS Holdings	55,506	3,197
Hana Financial Group, Inc.	139,200	4,973
Hynix Semiconductor, Inc.	208,280	4,215
Hyundai Motor Co.	26,876	5,413
KB Financial Group, Inc.	164,918	6,388
Korean Air Lines Co., Ltd.	46,210	2,052
LG Chem, Ltd.	8,547	2,758
Lotte Shopping Co., Ltd.	8,241	2,958
NCSoft Corp.	7,006	2,202
POSCO	9,202	3,188
Samsung Card Co.	29,888	1,120
Samsung Electronics Co., Ltd.	25,296	21,777
Shinhan Financial Group Co., Ltd.	105,077	4,186
Malaysia — 3.2%
AirAsia Bhd	312,900	393
AMMB Holdings Bhd	1,154,200	2,238
Axiata Group Bhd	1,736,300	2,744
CIMB Group Holdings Bhd	956,800	2,349
Genting Bhd	939,400	3,272
Mauritius — 1.0%
Golden Agri-Resources, Ltd. ^	6,639,000	3,399
Mexico — 3.0%
Fomento Economico Mexicano SAB de CV ADR	81,900	5,492
Wal-Mart de Mexico SAB de CV — Series V	1,805,700	4,661
Netherlands — 1.0%
X5 Retail Group NV GDR ‡	110,773	3,328
Philippines — 1.3%
Metropolitan Bank & Trust	595,990	986
Philippine Long Distance Telephone Co. ADR	54,300	3,016
Philippine Long Distance Telephone Co.	3,375	188
Poland — 1.8%
Powszechna Kasa Oszczednosci Bank Polski SA	230,241	2,619
Powszechny Zaklad Ubezpieczen SA	31,885	3,377
Russian Federation — 8.0%
Gazprom OAO ADR	131,787	1,530
Lukoil OAO ADR	102,536	5,916
Novatek OAO GDR	28,121	3,948
Rosneft Oil Co. GDR	672,609	4,786
Sberbank of Russian Federation	2,831,134	7,765
Uralkali OJSC GDR	69,873	3,032
Singapore — 0.4%
Sakari Resources, Ltd. ^	736,000	1,375
South Africa — 3.6%
AngloGold Ashanti, Ltd. ADR ^	116,000	5,245
MTN Group, Ltd.	117,341	2,039
Sasol, Ltd.	113,313	5,096
Taiwan — 5.6%
Hon Hai Precision Industry Co., Ltd.	3,576,177	9,803
Quanta Computer, Inc.	772,000	1,519
Synnex Technology International Corp.	1,676,620	4,110
Taiwan Semiconductor Manufacturing Co.,
Ltd. ADR	89,700	1,132

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 161	Annual Report 2011

Transamerica WMC Emerging Markets
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Taiwan (continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,047,354	$2,552
Thailand — 4.9%
Advanced Info Service PCL	540,100	2,292
Bangkok Bank PCL	918,700	4,426
Banpu PCL	14,300	289
Banpu PCL	53,400	1,100
Kasikornbank PCL — Foreign	918,800	3,711
PTT Global Chemical PCL ‡	1,658,396	3,533
Total Access Communication PCL	615,500	1,471
United States — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	47,500	1,912
Virgin Islands, British — 1.2%
Mail.ru Group, Ltd. GDR ‡	110,973	3,823

Total Common Stocks (cost $358,412)		333,907

SECURITIES LENDING COLLATERAL — 3.7%
State Street Navigator Securities Lending
Trust — Prime Portfolio, 0.23% ▲	12,514,562	12,515
Total Securities Lending Collateral (cost $12,515)

Total Investment Securities (cost $376,042) Π		350,908
Other Assets and Liabilities — Net		(11,247)

Net Assets		$339,661

FORWARD FOREIGN CURRENCY CONTRACTS:

		Contracts		Amount in U.S.
		Bought		Dollars Bought	Net Unrealized
		(Sold)		(Sold)	Appreciation
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Chilean Peso	BOA	(1,201,568)	03/19/2012	$(2,474)	$61
South African Rand	UBS	(22,607)	03/05/2012	(3,193)	394

					$455

Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures (1)
Counterparty	(000’s)	(000’s)	(000’s)

BOA	$61	$—	$61
UBS	394	—	394

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

	Percentage of	Value
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	(000’s)

Oil, Gas & Consumable Fuels	16.3%	$57,290
Commercial Banks	11.4	40,160
Semiconductors & Semiconductor Equipment	8.5	29,676
Wireless Telecommunication Services	6.3	22,032
Electronic Equipment & Instruments	4.9	17,085
Metals & Mining	3.9	13,546
Chemicals	3.5	12,426
Insurance	3.5	12,139
Automobiles	3.4	12,008
Internet Software & Services	3.1	10,837
Hotels, Restaurants & Leisure	2.9	10,168
Electric Utilities	2.8	9,680

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 162	Annual Report 2011

Transamerica WMC Emerging Markets
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY (continued) (unaudited):	Total Investments	(000's)

Food & Staples Retailing	2.3%	$7,989
Diversified Financial Services	2.2	7,755
Airlines	2.2	7,678
Beverages	1.9	6,566
IT Services	1.9	6,512
Personal Products	1.8	6,479
Transportation Infrastructure	1.7	5,985
Diversified Telecommunication Services	1.5	5,430
Construction & Engineering	1.3	4,735
Pharmaceuticals	1.3	4,516
Software	1.1	3,972
Food Products	1.0	3,399
Multiline Retail	0.8	2,958
Specialty Retail	0.7	2,606
Health Care Providers & Services	0.7	2,302
Real Estate Management & Development	0.6	2,161
Marine	0.6	2,041
Paper & Forest Products	0.5	1,722
Gas Utilities	0.5	1,652
Computers & Peripherals	0.4	1,519
Road & Rail	0.4	1,316
Consumer Finance	0.3	1,120
Media	0.2	874
Household Durables	0.0 ∞	59

Investment Securities, at Value	96.4	338,393
Short-Term Investments	3.6	12,515

Total Investments	100.0%	$350,908

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $12,088.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $378,834. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $11,113 and $39,039, respectively. Net unrealized depreciation for tax purposes is $27,926.

∞	Percentage rounds to less than 0.1%.

DEFINITIONS:
ADR	American Depositary Receipt
BOA	Bank of America
GDR	Global Depositary Receipt
OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)
OJSC	Open Joint Stock Company
OTC	Over the Counter
UBS	UBS AG
VALUATION SUMMARY (all amounts in thousands): Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Common Stocks	$98,843	$235,064	$—	$333,907
Preferred Stocks	4,486	—	—	4,486
Securities Lending Collateral	12,515	—	—	12,515
Total	$115,844	$235,064	$—	$350,908

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011

Forward Foreign Currency Contracts — Appreciation	$—	$455	$—	$455

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 163	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES
At October 31, 2011
(all amounts except per share amounts in thousands)

	Transamerica		Transamerica				Transamerica
	BlackRock		Clarion Global		Transamerica		Hansberger		Transamerica
	Large Cap		Real Estate		First Quadrant		International		ICAP Select
	Value		Securities		Global Macro		Value(A)		Equity

Assets:
Investment securities, at value	$591,866		$162,940		$50,345		$173,587		$908,434
Repurchase agreement, at value	—		1,023		88,345		1,776		85,998
Foreign currency, at value	—		30		4		229		—
Receivables:
Investment securities sold	10,713		399		—	(B)	371		3,376
Shares of beneficial interest sold	—		6		—		—		—
Interest	—	(B)	—		—	(B)	—	(B)	—	(B)
Securities lending income (net)	21		4		—	(B)	13		—
Dividends	657		329		—		579		769
Dividend reclaims	1		62		18		196		—
Other	—		—		227		—		—
Prepaid expenses	1		—	(B)	—	(B)	—	(B)	—
Unrealized appreciation on forward foreign currency contracts	—		—		4,350		—		—

	$603,259		$164,793		$143,289		$176,751		$998,577

Liabilities:
Due to custodian	384		—		—		—		—
Accounts payable and accrued liabilities:
Investment securities purchased	11,473		310		—		27		61,713
Shares of beneficial interest redeemed	181		13		22		198		68
Management and advisory fees	380		94		146		114		449
Trustees fees	2		1		1		1		3
Transfer agent fees	4		—	(B)	1		1		5
Custody fees	13		27		31		31		11
Administration fees	10		2		2		3		12
Audit and tax fees	15		20		24		18		12
Variation margin	—		—		460		—		—
Other	14		4		4		4		25
Collateral for securities on loan	46,734		17,265		—		19,754		—
Written options and swaptions, at value	—		—		1,988		—		—
Unrealized depreciation on forward foreign currency contracts	—		—		3,059		—		—

	59,210		17,736		5,738		20,151		62,298

Net assets	$544,049		$147,057		$137,551		$156,600		$936,279

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$623,987		$203,379		$208,777		$363,423		$912,217
Undistributed (accumulated) net investment income (loss)	4,743		(4,861)		—		4,751		801
Undistributed (accumulated) net realized gain (loss) from investments	(134,014)		(83,448)		(73,649)		(189,987)		(3,807)
Net unrealized appreciation (depreciation) on:
Investment securities	49,333		31,990		(363)		(21,595)		27,068
Futures contracts	—		—		1,611		—		—
Written option and swaption contracts	—		—		(120)		—		—
Translation of assets and liabilities denominated in foreign currencies	—		(3)		1,295		8		—

Net assets	$544,049		$147,057		$137,551		$156,600		$936,279

Shares outstanding	61,236		12,634		23,649		22,764		91,599

Net asset value and offering price per share	$8.88		$11.64		$5.82		$6.88		$10.22

Investment securities, at cost	$542,533		$130,950		$50,708		$195,182		$881,366

Repurchase agreement, at cost	$—		$1,023		$88,345		$1,776		$85,998

Foreign currency, at cost	$—		$30		$4		$228		$—

Securities loaned, at value	$45,618		$16,694		$—		$18,962		$—

Premium received on written option & swaption contracts	$—		$—		$1,868		$—		$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 164	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At October 31, 2011
(all amounts except per share amounts in thousands)

				Transamerica	Transamerica
	Transamerica		Transamerica	JPMorgan	JPMorgan		Transamerica
	Jennison		JPMorgan Core	International	Long/Short		JPMorgan Mid
	Growth		Bond	Bond	Strategy(C)		Cap Value

Assets:
Investment securities, at value	$638,377		$2,178,030	$453,418	$103,836		$174,413
Repurchase agreement, at value	9,829		182,007	19,466	8,288		2,944
Cash	—		107	—	—		—
Cash on deposit with broker	—		—	—	76,912		—
Foreign currency, at value	—		—	1,881	—		—
Receivables:
Investment securities sold	—		451	—	1,426		509
Shares of beneficial interest sold	—	(B)	1,266	231	—		—
Interest	—	(B)	12,150	4,989	—	(B)	—	(B)
Securities lending income (net)	6		19	—	—		3
Dividends	202		—	—	100		74
Dividend reclaims	4		—	—	2		—
Other	—		—	29	—		—
Prepaid expenses	2		2	1	—	(B)	—	(B)
Unrealized appreciation on forward foreign currency contracts	—		—	2,500	—		—

	$648,420		$2,374,032	$482,515	$190,564		$177,943

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,056		11,830	—	1,386		—
Shares of beneficial interest redeemed	245		130	45	17		18
Management and advisory fees	439		748	210	127		107
Trustees fees	3		9	2	—	(B)	1
Transfer agent fees	1		14	3	1		1
Custody fees	16		55	40	8		6
Administration fees	11		37	8	2		2
Audit and tax fees	17		17	19	19		17
Dividends from securities sold short	—		—	—	86		—
Variation margin	—		—	277	—		—
Other	16		74	13	16		4
Collateral for securities on loan	27,849		152,335	—	—		19,443
Securities sold short, at value	—		—	—	75,794		—
Unrealized depreciation on forward foreign currency contracts	—		—	6,606	—		—

	29,653		165,249	7,223	77,456		19,599

Net assets	$618,767		$2,208,783	$475,292	$113,108		$158,344

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$441,838		$2,145,793	$444,251	$128,425		$146,635
Undistributed (accumulated) net investment income (loss)	—		3,706	23,705	—		1,131
Undistributed (accumulated) net realized gain (loss) from investments	17,777		(1,274)	2,120	(14,276)		(19,096)
Net unrealized appreciation (depreciation) on:
Investment securities	159,152		60,558	9,295	(2,110)		29,674
Futures contracts	—		—	69	—		—
Translation of assets and liabilities denominated in foreign currencies	—		—	(4,148)	—		—
Securities sold short	—		—	—	1,069		—

Net assets	$618,767		$2,208,783	$475,292	$113,108		$158,344

Shares outstanding	47,827		208,458	42,286	14,397		14,491

Net asset value and offering price per share	$12.94		$10.60	$11.24	$7.86		$10.93

Investment securities, at cost	$479,225		$2,117,472	$444,123	$105,946		$144,739

Repurchase agreement, at cost	$9,829		$182,007	$19,466	$8,288		$2,944

Foreign currency, at cost	$—		$—	$1,883	$—		$—

Securities loaned, at value	$27,262		$149,248	$—	$—		$18,941

Proceeds received from securities sold short	$—		$—	$—	$76,863		$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 165	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At October 31, 2011
(all amounts except per share amounts in thousands)

		Transamerica		Transamerica Morgan		Transamerica Morgan		Transamerica Morgan
	Transamerica Loomis	MFS International		Stanley Emerging		Stanley Mid-Cap		Stanley Small
	Sayles Bond	Equity		Markets Debt		Growth		Company Growth

Assets:
Investment securities, at value	$483,990	$367,386		$312,869		$318,066		$220,305
Repurchase agreement, at value	9,403	1,220		32,788		2,796		3,431
Cash	98	—		—		—		—
Cash on deposit with broker	—	—		313		—		—
Foreign currency, at value	62	—		147		—		—
Receivables:
Investment securities sold	—	2,995		—		361		1,522
Shares of beneficial interest sold	61	—		231		—		—
Interest	7,212	—	(B)	4,845		—	(B)	—	(B)
Securities lending income (net)	10	4		5		77		118
Dividends	80	897		—		66		134
Dividend reclaims	—	297		—		36		—
Variation margin	—	—		37		—		—
Prepaid expenses	1	1		—	(B)	—	(B)	—	(B)

	$500,917	$372,800		$351,235		$321,402		$225,510

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,573	3,466		4,781		—		1,559
Shares of beneficial interest redeemed	70	378		25		84		92
Management and advisory fees	248	263		238		175		137
Trustees fees	2	1		1		1		1
Transfer agent fees	3	1		2		2		1
Custody fees	24	62		15		15		10
Administration fees	8	6		5		4		3
Audit and tax fees	19	17		18		17		17
Other	11	9		8		7		5
Collateral for securities on loan	35,619	14,903		35,765		52,437		45,268

	38,577	19,106		40,858		52,742		47,093

Net assets	$462,340	$353,694		$310,377		$268,660		$178,417

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$414,077	$304,460		$295,885		$180,494		$147,976
Undistributed (accumulated) net investment income (loss)	8,071	8,051		396		—		832
Undistributed (accumulated) net realized gain (loss) from investments	25,612	47,137		728		39,695		(2,621)
Net unrealized appreciation (depreciation) on:
Investment securities	14,623	(5,945)		13,348		48,470		32,232
Futures contracts	—	—		37		—		—
Translation of assets and liabilities denominated in foreign currencies	(43)	(9)		(17)		1		(2)

Net assets	$462,340	$353,694		$310,377		$268,660		$178,417

Shares outstanding	43,584	42,391		28,867		20,554		15,473

Net asset value and offering price per share	$10.61	$8.34		$10.75		$13.07		$11.53

Investment securities, at cost	$469,367	$373,331		$299,521		$269,596		$188,073

Repurchase agreement, at cost	$9,403	$1,220		$32,788		$2,796		$3,431

Foreign currency, at cost	$64	$—		$164		$—		$—

Securities loaned, at value	$34,841	$14,231		$35,043		$51,236		$44,106

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 166	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At October 31, 2011
(all amounts except per share amounts in thousands)

	Transamerica		Transamerica		Transamerica
	Neuberger		Oppenheimer		Oppenheimer		Transamerica	Transamerica
	Berman		Developing		Small- & Mid-		PIMCO Real	PIMCO Total
	International		Markets		Cap Value		Return TIPS	Return

Assets:
Investment securities, at value	$380,700		$531,335		$271,203		$1,203,851	$802,100
Repurchase agreement, at value	16,153		8,875		22,460		1,499	12,674
Cash	—		3		—		—	—
Foreign currency, at value	558		388		—		191	320
Receivables:
Investment securities sold	1,596		2,238		2,784		17,866	69,104
Shares of beneficial interest sold	—		—		—		1,900	—
Interest	—	(B)	—	(B)	—	(B)	5,974	5,142
Securities lending income (net)	22		12		9		8	6
Dividends	525		750		114		—	—
Dividend reclaims	317		—		6		—	—
Variation margin	—		—		—		401	130
Prepaid expenses	1		1		1		2	1
Unrealized appreciation on swap agreements	—		—		—		1,989	3,726
Premium paid on swap agreements	—		—		—		2,176	1,379
Unrealized appreciation on forward foreign currency contracts	—		—		—		377	1,552

	$399,872		$543,602		$296,577		$1,236,234	$896,134

Liabilities:
Cash deposit due to broker	—		—		—		1,545	3,780
Accounts payable and accrued liabilities:
Investment securities purchased	3,461		1,211		8,276		201,042	168,633
Shares of beneficial interest redeemed	681		143		100		84	189
Management and advisory fees	297		454		193		523	344
Trustees fees	1		2		1		4	3
Transfer agent fees	2		3		2		6	3
Custody fees	68		135		11		49	42
Administration fees	6		8		4		16	10
Audit and tax fees	22		44		18		22	22
Dividends from securities sold short	—		—		—		7	—
Interest payable	—		—		—		24	378
Capital gains tax	—		95		—		—	—
Other	9		11		7		31	19
Collateral for securities on loan	35,679		43,840		29,429		42,016	45,810
Reverse repurchase agreement, at value	—		—		—		10,658	—
Written options and swaptions, at value	—		—		—		1,031	465
Unrealized depreciation on swap agreements	—		—		—		1,185	2,946
Premium received on swap agreements	—		—		—		1,137	1,081
Securities sold short, at value	—		—		—		—	41,225
Unrealized depreciation on forward foreign currency contracts	—		—		—		5,220	5,449

	40,226		45,946		38,041		264,600	270,399

Net assets	$359,646		$497,656		$258,536		$971,634	$625,735

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$477,170		$426,956		$230,360		$879,424	$620,365
Undistributed (accumulated) net investment income (loss)	5,236		2,677		956		5,592	3,557
Undistributed (accumulated) net realized gain (loss) from investments	(169,852)		33,512		4,833		44,692	2,294
Net unrealized appreciation (depreciation) on:
Investment securities	47,095		34,632		22,387		43,730	2,634
Futures contracts	—		—		—		1,246	(101)
Written option and swaption contracts	—		—		—		1,237	226
Swap agreements	—		—		—		804	780
Translation of assets and liabilities denominated in foreign currencies	(3)		(121)		—		(5,091)	(3,884)
Securities sold short	—		—		—		—	(136)

Net assets	$359,646		$497,656		$258,536		$971,634	$625,735

Shares outstanding	42,291		40,544		27,094		84,866	60,077

Net asset value and offering price per share	$8.50		$12.27		$9.54		$11.45	$10.42

Investment securities, at cost	$333,605		$496,703		$248,816		$1,160,121	$799,466

Repurchase agreement, at cost	$16,153		$8,875		$22,460		$1,499	$12,674

Reverse repurchase agreement, at cost	$—		$—		$—		$(10,658)	$—

Foreign currency, at cost	$558		$414		$—		$189	$319

Securities loaned, at value	$34,143		$42,424		$28,736		$41,149	$44,881

Premium received on written option & swaption contracts	$—		$—		$—		$2,268	$691

Proceeds received from securities sold short	$—		$—		$—		$—	$41,089

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 167	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At October 31, 2011
(all amounts except per share amounts in thousands)

	Transamerica				Transamerica		Transamerica
	Schroders		Transamerica		Thornburg		Water Island		Transamerica
	International		Third Avenue		International		Arbitrage		WMC Emerging
	Small Cap		Value		Value		Strategy		Markets

Assets:
Investment securities, at value	$366,444		$307,347		$459,800		$115,188		$350,908
Repurchase agreement, at value	1,169		28,872		737		37,135		—
Cash	—		—		—		29		—
Cash on deposit with broker	—		—		—		12,218		—
Foreign currency, at value	2,252		—		—		2		456
Receivables:
Investment securities sold	2,277		272		2,146		9,836		3,446
Shares of beneficial interest sold	—		—		—		—		2
Interest	—	(B)	—	(B)	—	(B)	—	(B)	—
Securities lending income (net)	23		4		3		—		3
Dividends	933		486		720		54		168
Dividend reclaims	156		35		314		3		—
Prepaid expenses	1		1		1		—		1
Unrealized appreciation on forward foreign currency contracts	—		—		1,206		173		455

	$373,255		$337,017		$464,927		$174,638		$355,439

Liabilities:
Due to custodian	—		—		—		—		325
Accounts payable and accrued liabilities:
Investment securities purchased	502		—		36		29,870		2,183
Shares of beneficial interest redeemed	644		282		526		15		106
Management and advisory fees	297		201		376		18		413
Trustees fees	1		1		2		—	(B)	1
Transfer agent fees	2		2		3		1		2
Custody fees	61		16		63		31		97
Administration fees	6		5		7		1		6
Audit and tax fees	18		18		22		19		30
Dividends from securities sold short	—		—		—		1		—
Capital gains tax	5		—		4		—		90
Other	8		8		11		6		10
Collateral for securities on loan	41,353		28,760		15,439		—		12,515
Written options and swaptions, at value	—		—		—		261		—
Securities sold short, at value	—		—		—		19,220		—
Unrealized depreciation on forward foreign currency contracts	—		—		—		987		—

	42,897		29,293		16,489		50,430		15,778

Net assets	$330,358		$307,724		$448,438		$124,208		$339,661

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$275,554		$461,220		$356,693		$122,333		$347,465
Undistributed (accumulated) net investment income (loss)	6,757		118		8,459		(80)		1,116
Undistributed (accumulated) net realized gain (loss) from investments	37,545		(82,152)		59,238		1,373		15,864
Net unrealized appreciation (depreciation) on:
Investment securities	10,524		(71,452)		22,847		2,251		(24,278)
Written option and swaption contracts	—		—		—		(104)		—
Translation of assets and liabilities denominated in foreign currencies	(22)		(10)		1,201		(774)		(506)
Securities sold short	—		—		—		(791)		—

Net assets	$330,358		$307,724		$448,438		$124,208		$339,661

Shares outstanding	36,688		14,839		43,540		12,112		28,922
Net asset value and offering price per share	$9.00		$20.74		$10.30		$10.25		$11.74

Investment securities, at cost	$355,920		$378,799		$436,953		$112,937		$376,042

Repurchase agreement, at cost	$1,169		$28,872		$737		$37,135		$—

Foreign currency, at cost	$2,270		$—		$—		$2		$456

Securities loaned, at value	$39,197		$28,017		$14,955		$—		$12,088

Premium received on written option & swaption contracts	$—		$—		$—		$157		$—

Proceeds received from securities sold short	$—		$—		$—		$18,429		$—

(A)	Formerly, Transamerica AllianceBernstein International Value.

(B)	Rounds to less than $1.

(C)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 168	Annual Report 2011

STATEMENTS OF OPERATIONS
For the year ended October 31, 2011
(all amounts in thousands)

Transamerica	Transamerica
Transamerica	Clarion Global	Transamerica	Hansberger	Transamerica
BlackRock Large	Real Estate	First Quadrant	International	ICAP Select
Cap Value	Securities	Global Macro	Value(A)	Equity(B)

Investment income:
Dividend income	$11,782	$7,556	$—	$7,989	$1,702
Withholding taxes on foreign income	(1)	(387)	—	(C)	(660)	—
Interest income	2	—	(C)	49	1	1
Securities lending income (net)	219	181	—	207	—

12,002	7,350	49	7,537	1,703

Expenses:
Management and advisory	5,005	2,004	1,836	2,171	768
Transfer agent	48	19	10	19	8
Printing and shareholder reports	7	4	3	5	—	(C)
Custody	79	174	163	189	11
Administration	128	50	27	50	21
Legal	23	8	13	8	12
Audit and tax	17	18	24	17	13
Trustees	12	4	3	4	2
Registration	—	(C)	2	1	—	13
Other	11	5	2	27	—

Total expenses	5,330	2,288	2,082	2,490	848

Net expenses	5,330	2,288	2,082	2,490	848

Net investment income (loss)	6,672	5,062	(2,033)	5,047	855

Net realized gain (loss) on transactions from:
Investment securities	26,527	35,735	(411)	(24,512)	(3,807)
Futures contracts	—	—	(4,702)	—	—
Written option and swaption contracts	—	—	2,590	—	—
Foreign currency transactions	—	(518)	(5,057)	468	—

Net realized gain (loss)	26,527	35,217	(7,580)	(24,044)	(3,807)

Net increase (decrease) in unrealized appreciation (depreciation) on:

Investment securities	7,725	(33,039)	(305)	(12,585)	27,068

Futures contracts	—	—	210	—	—
Written option and swaption contracts	—	—	(298)	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(14)	2,350	(101)	—

Net change in unrealized appreciation (depreciation):	7,725	(33,053)	1,957	(12,686)	27,068

Net realized and change in unrealized gain (loss)	34,252	2,164	(5,623)	(36,730)	23,261

Net increase (decrease) in net assets resulting from operations	$40,924	$7,226	$(7,656)	$(31,683)	$24,116

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 169	Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the year ended October 31, 2011
(all amounts in thousands)

Transamerica	Transamerica
Transamerica	JPMorgan	JPMorgan	Transamerica
Transamerica	JPMorgan Core	International	Long/Short	JPMorgan Mid
Jennison Growth	Bond	Bond	Strategy (D)	Cap Value

Investment income:
Dividend income	$6,301	$—	$—	$1,884	$3,290
Withholding taxes on foreign income	(50)	(6)	(89)	(1)	(5)
Interest income	1	48,367	10,093	97	1
Securities lending income (net)	128	161	1	—	62

6,380	48,522	10,005	1,980	3,348

Expenses:
Management and advisory	5,887	5,796	1,926	1,506	1,433
Transfer agent	58	103	28	9	13
Printing and shareholder reports	8	16	5	7	3
Custody	106	288	239	56	37
Administration	156	276	73	23	35
Legal	29	67	16	4	6
Audit and tax	18	19	18	17	16
Trustees	14	28	6	2	3
Registration	2	37	1	1	—
Dividends on securities sold short	—	—	—	2,484	—
Other	25	19	6	2	3

Total expenses	6,303	6,649	2,318	4,111	1,549

Net expenses	6,303	6,649	2,318	4,111	1,549

Net investment income (loss)	77	41,873	7,687	(2,131)	1,799

Net realized gain (loss) on transactions from:
Investment securities	52,712	4,104	25,601	(E)	1,478	8,286
Futures contracts	—	—	(803)	—	—
Foreign currency transactions	(66)	—	7,296	—	—
Securities sold short	—	—	—	(2,395)	—

Net realized gain (loss)	52,646	4,104	32,094	(917)	8,286

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	14,362	21,961	(37,605)	(14,862)	2,850
Futures contracts	—	—	(650)	—	—
Translation of assets and liabilities denominated in foreign currencies	(4)	—	(5,514)	—	—
Securities sold short	—	—	—	11,303	—

Net change in unrealized appreciation (depreciation):	14,358	21,961	(43,769)	(3,559)	2,850

Net realized and change in unrealized gain (loss)	67,004	26,065	(11,675)	(4,476)	11,136

Net increase (decrease) in net assets resulting from operations	$67,081	$67,938	$(3,988)	$(6,607)	$12,935

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 170	Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the year ended October 31, 2011
(all amounts in thousands)

		Transamerica	Transamerica			Transamerica
	Transamerica	MFS	Morgan Stanley		Transamerica	Morgan Stanley
	Loomis Sayles	International	Emerging		Morgan Stanley	Small Company
	Bond	Equity	Markets Debt		Mid-Cap Growth	Growth

Investment income:
Dividend income	$1,583	$14,692	$—		$2,668	$1,935
Withholding taxes on foreign income	(69)	(1,301)	4		(91)	(6)
Interest income	30,011	1	18,718		1	1
Securities lending income (net)	118	444	72		841	708

	31,643	13,836	18,794		3,419	2,638

Expenses:
Management and advisory	3,580	4,571	2,808		2,531	1,915
Transfer agent	42	39	23		24	15
Printing and shareholder reports	6	6	5		4	3
Custody	137	333	86		93	56
Administration	111	103	60		63	40
Legal	20	18	11		12	8
Audit and tax	18	16	17		16	15
Trustees	10	9	6		6	4
Registration	—	2	—	(C)		—	(C)
Other	9	9	5		8	3

Total expenses	3,933	5,106	3,021		2,757	2,059

Net expenses	3,933	5,106	3,021		2,757	2,059

Net investment income	27,710	8,730	15,773		662	579

Net realized gain (loss) on transactions from:
Investment securities	32,000	47,328	4,712		39,950	12,904
Futures contracts	—	—	(2,045)		—	—
Foreign currency transactions	188	(419)	(41)		(31)	6

Net realized gain (loss)	32,188	46,909	2,626		39,919	12,910

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(39,789)	(66,845)	(10,301)		(22,189)	(3,037)
Futures contracts	—	—	37		—	—
Translation of assets and liabilities denominated in foreign currencies	(103)	(102)	10		(2)	(2)
	(2)
Net change in unrealized appreciation (depreciation):	(39,892)	(66,947)	(10,254)		(22,191)	(3,039)

Net realized and change in unrealized gain (loss)	(7,704)	(20,038)	(7,628)		17,728	9,871

Net increase (decrease) in net assets resulting from operations	$20,006	$(11,308)	$8,145		$18,390	$10,450

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 171	Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the year ended October 31, 2011
(all amounts in thousands)

	Transamerica	Transamerica		Transamerica
	Neuberger	Oppenheimer		Oppenheimer	Transamerica	Transamerica
	Berman	Developing		Small- & Mid-Cap	PIMCO Real	PIMCO Total
	International	Markets		Value	Return TIPS	Return

Investment income:
Dividend income	$15,164	$12,205		$4,294	$30	$215
Withholding taxes on foreign income	(1,348)	(1,025)		(3)	(2)	(1)
Interest income	1	3		3	34,153	22,154
Securities lending income (net)	509	113		131	62	62

	14,326	11,296		4,425	34,243	22,430

Expenses:
Management and advisory	5,313	6,655		2,852	5,533	4,046
Transfer agent	42	45		24	63	46
Printing and shareholder reports	6	7		4	9	7
Custody	391	861		61	266	236
Administration	111	120		63	168	122
Legal	18	22		11	47	37
Audit and tax	25	54		10	24	23
Trustees	9	11		6	15	11
Registration	— (c)	—		—	5	3
Interest on securities sold short	—	—		—	—	1
Other	13	42		5	24	10

Total expenses	5,928	7,817		3,036	6,154	4,542

Net expenses	5,928	7,817		3,036	6,154	4,542

Net investment income	8,398	3,479		1,389	28,089	17,888

Net realized gain (loss) on transactions from:
Investment securities	48,650	69,937	(F)	35,247	50,190	2,048
Futures contracts	—	—		—	2,793	4,050
Written option and swaption contracts	—	—		—	1,206	1,633
Swap agreements	—	—		—	(5,622)	(1,527)
Foreign currency transactions	(1,501)	(402)		—	6,197	1,502
Securities sold short	—	—		—	—	(1,861)

Net realized gain (loss)	47,149	69,535		35,247	54,764	5,845

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(64,719)	(119,404	) (G)	(30,809)	(25,895)	(10,566)
Futures contracts	—	—		—	1,181	97
Written option and swaption contracts	—	—		—	583	943
Swap agreements	—	—		—	(1,293)	1,718
Translation of assets and liabilities denominated in foreign currencies	(19)	320		—	(5,528)	(3,105)
Securities sold short	—	—		—	—	69

Net change in unrealized appreciation (depreciation):	(64,738)	(119,084)		(30,809)	(30,952)	(10,844)

Net realized and change in unrealized gain (loss)	(17,589)	(49,549)		4,438	23,812	(4,999)

Net increase (decrease) in net assets resulting from operations	$(9,191)	$(46,070)		$5,827	$51,901	$12,889

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 172	Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the year ended October 31, 2011
(all amounts in thousands)

	Transamerica			Transamerica		Transamerica
	Schroders		Transamerica	Thornburg		Water Island	Transamerica
	International		Third Avenue	International		Arbitrage	WMC Emerging
	Small Cap		Value	Value		Strategy(H)	Markets

Investment income:
Dividend income	$14,050		$7,715	$18,809		$304	$8,924
Withholding taxes on foreign income	(870)		(446)	(1,649)		(14)	(751)
Interest income	1		5	—	(C)	2	3
Securities lending income (net)	713		290	581		—	42

	13,894		7,564	17,741		292	8,218

Expenses:
Management and advisory	5,533		3,122	7,017		388	4,723
Transfer agent	40		29	53		3	31
Printing and shareholder reports	6		5	7		22	7
Custody	391		107	427		88	678
Administration	106		78	143		7	83
Legal	18		14	24		2	15
Audit and tax	14		17	22		19	59
Trustees	9		7	12		1	8
Registration	—		—	2		2	16
Dividends on securities sold short	—		—	—		114	—
Other	14		8	12		1	47

Total expenses	6,131		3,387	7,719		647	5,667

Expenses recaptured (reimbursed)	—		—	—		(61)	99

Net expenses	6,131		3,387	7,719		586	5,766

Net investment income (loss)	7,763		4,177	10,022		(294)	2,452

Net realized gain (loss) on transactions from:
Investment securities	38,501		15,776	62,631	(I)	(1,387)	17,072	(J)
Written option and swaption contracts	—		—	—		773	—
Swap agreements	—		—	—		400	—
Foreign currency transactions	(131)		(132)	(7,287)		283	(982)
Securities sold short	—		—	—		1,518	—

Net realized gain (loss)	38,370		15,644	55,344		1,587	16,090

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(64,697	)(K)	(26,122)	(108,464	)(L)	2,251	(77,545	)(M)
Written option and swaption contracts	—		—	—		(104)	—
Translation of assets and liabilities denominated in foreign currencies	(169)		(26)	5,463		(774)	556
Securities sold short	—		—	—		(791)	—

Net change in unrealized appreciation (depreciation):	(64,866)		(26,148)	(103,001)		582	(76,989)

Net realized and change in unrealized gain (loss)	(26,496)		(10,504)	(47,657)		2,169	(60,899)

Net increase (decrease) in net assets resulting from operations	$(18,733)		$(6,327)	$(37,635)		$1,875	$(58,447)

(A)	Formerly, Transamerica AllianceBernstein International Value.

(B)	Commenced operations on August 31, 2011

(C)	Rounds to less than $1.

(D)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.

(E)	Net of foreign capital gains tax of $80.

(F)	Net of foreign capital gains tax of $28.

(G)	Net of foreign capital gains tax of $95.

(H)	Commenced operations on May 1, 2011

(I)	Net of foreign capital gains tax of $86.

(J)	Net of foreign capital gains tax of $66.

(K)	Net of foreign capital gains tax of $5.

(L)	Net of foreign capital gains tax of $4.

(M)	Net of foreign capital gains tax of $90.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 173	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS
For the periods or years ended:
(all amounts in thousands)

	Transamerica BlackRock Large		Transamerica Clarion Global Real		Transamerica First Quadrant
	Cap Value		Estate Securities		Global Macro
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income (loss)	$6,672	$8,353	$5,062	$7,143	$(2,033)	$(1,824)
Net realized gain (loss)(A)	26,527	15,844	35,217	(6,789)	(7,580)	1,970
Net change in unrealized appreciation (depreciation)(B)	7,725	28,892	(33,053)	60,784	1,957	537

Net increase (decrease) in net assets resulting from operations	40,924	53,089	7,226	61,138	(7,656)	683

Distributions to shareholders:
From net investment income	(8,350)	(8,593)	(16,534)	(19,485)	—	—

Total distributions to shareholders	(8,350)	(8,593)	(16,534)	(19,485)	—	—

Capital share transactions:
Proceeds from shares sold	77,937	43,019	10,642	16,904	45,323	18,983
Dividends and distributions reinvested	8,350	8,593	16,534	19,485	—	—
Cost of shares redeemed	(277,017)	(27,578)	(190,179)	(44,176)	(26,258)	(541)

Net increase (decrease) in net assets resulting from capital shares transactions	(190,730)	24,034	(163,003)	(7,787)	19,065	18,442

Net increase (decrease) in net assets	(158,156)	68,530	(172,311)	33,866	11,409	19,125

Net assets:
Beginning of year	702,205	633,675	319,368	285,502	126,142	107,017

End of year	$544,049	$702,205	$147,057	$319,368	$137,551	$126,142

Undistributed (accumulated) net investment income (loss)	$4,743	$6,421	$(4,861)	$(5,052)	$—	$—

Share activity:
Shares issued	8,266	5,351	869	1,574	7,581	3,090
Shares issued-reinvested from distributions	976	1,047	1,435	1,785	—	—
Shares redeemed	(32,162)	(3,380)	(15,685)	(3,865)	(4,535)	(89)

Net increase (decrease) in shares outstanding	(22,920)	3,018	(13,381)	(506)	3,046	3,001

			Transamerica
			ICAP Select
	Transamerica Hansberger		Equity
	International Value(C)		October 31,	Transamerica Jennison Growth
	October 31, 2011	October 31, 2010	2011(D)	October 31, 2011	October 31, 2010

From operations:
Net investment income (loss)	$5,047	$6,067	$855	$77	$707
Net realized gain (loss)(A)	(24,044)	(19,459)	(3,807)	52,646	17,661
Net change in unrealized appreciation (depreciation)(B)	(12,686)	20,774	27,068	14,358	84,113

Net increase (decrease) in net assets resulting from operations	(31,683)	7,382	24,116	67,081	102,481

Distributions to shareholders:
From net investment income	(7,480)	(6,770)	(54)	(800)	(765)

Total distributions to shareholders	(7,480)	(6,770)	(54)	(800)	(765)

Capital share transactions:
Proceeds from shares sold	4,415	56,394	914,980	10,349	79,136
Dividends and distributions reinvested	7,480	6,770	54	800	765
Cost of shares redeemed	(114,883)	(81,093)	(2,817)	(185,395)	(109,495)

Net increase (decrease) in net assets resulting from capital shares transactions	(102,988)	(17,929)	912,217	(174,246)	(29,594)

Net increase (decrease) in net assets	(142,151)	(17,317)	936,279	(107,965)	72,122

Net assets:
Beginning of year	298,751	316,068	—	726,732	654,610

End of year	$156,600	$298,751	$936,279	$618,767	$726,732

Undistributed (accumulated) net investment income (loss)	$4,751	$5,051	$801	$—	$210

Share activity:
Shares issued	551	7,432	91,871	812	7,228
Shares issued-reinvested from distributions	947	856	5	65	70
Shares redeemed	(15,769)	(11,801)	(277)	(14,750)	(9,973)

Net increase (decrease) in shares outstanding	(14,271)	(3,513)	91,599	(13,873)	(2,675)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 174	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the periods or years ended:
(all amounts in thousands)

	Transamerica JPMorgan Core		Transamerica JPMorgan		Transamerica JPMorgan
	Bond		International Bond		Long/Short Strategy(E)
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income(loss)	$41,873	$20,804	$7,687	$12,874	$(2,131)	$(1,593)
Net realized gain (loss)(A)	4,104	10,933	32,094	22,804	(917)	1,377
Net change in unrealized appreciation (depreciation)(B)	21,961	37,162	(43,769)	(17,858)	(3,559)	(1,047)

Net increase (decrease) in net assets resulting from operations	67,938	68,899	(3,988)	17,820	(6,607)	(1,263)

Distributions to shareholders:
From net investment income	(45,454)	(23,223)	(32,153)	(22,408)	—	—
From net realized gains	(6,906)	—	(3,267)	(7,372)	—	—

Total distributions to shareholders	(52,360)	(23,223)	(35,420)	(29,780)	—	—

Capital share transactions:
Proceeds from shares sold	1,164,942	950,776	282,605	194,597	38,093	28,414
Dividends and distributions reinvested	52,360	23,223	35,420	29,747	—	—
Cost of shares redeemed	(87,555)	(172,035)	(250,466)	(498,207)	(26,720)	(5,491)

Net increase (decrease) in net assets resulting from capital shares transactions	1,129,747	801,966	67,559	(273,863)	11,373	22,923

Net increase (decrease) in net assets	1,145,325	847,642	28,151	(285,823)	4,766	21,660

Net assets:
Beginning of year	1,063,458	215,816	447,141	732,964	108,342	86,682

End of year	$2,208,783	$1,063,458	$475,292	$447,141	$113,108	$108,342

Undistributed (accumulated) net investment income (loss)	$3,706	$1,909	$23,705	$18,305	$—	$—

Share activity:
Shares issued	111,128	93,570	24,524	17,820	4,746	3,404
Shares issued-reinvested from distributions	5,058	2,258	3,358	2,640	—	—
Shares redeemed	(8,438)	(16,532)	(22,601)	(46,433)	(3,374)	(658)

Net increase (decrease) in shares outstanding	107,748	79,296	5,281	(25,973)	1,372	2,746

	Transamerica JPMorgan Mid Cap				Transamerica MFS International
	Value		Transamerica Loomis Sayles Bond		Equity
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income (loss)	$1,799	$2,289	$27,710	$34,110	$8,730	$6,387
Net realized gain (loss)(A)	8,286	892	32,188	32,595	46,909	27,640
Net change in unrealized appreciation (depreciation)(B)	2,850	34,397	(39,892)	42,590	(66,947)	24,763

Net increase (decrease) in net assets resulting from operations	12,935	37,578	20,006	109,295	(11,308)	58,790

Distributions to shareholders:
From net investment income	(2,200)	(3,125)	(34,541)	(36,806)	(5,767)	(3,209)
From net realized gains	—	—	(10,465)	—	(27,053)	(10,017)

Total distributions to shareholders	(2,200)	(3,125)	(45,006)	(36,806)	(32,820)	(13,226)

Capital share transactions:
Proceeds from shares sold	—	—	67,202	44,402	26,144	163,943
Dividends and distributions reinvested	2,200	3,125	45,006	36,806	32,820	13,226
Cost of shares redeemed	(18,203)	(39,804)	(219,088)	(371,729)	(197,323)	(83,306)

Net increase (decrease) in net assets resulting from capital shares transactions	(16,003)	(36,679)	(106,880)	(290,521)	(138,359)	93,863

Net increase (decrease) in net assets	(5,268)	(2,226)	(131,880)	(218,032)	(182,487)	139,427

Net assets:
Beginning of year	163,612	165,838	594,220	812,252	536,181	396,754

End of year	$158,344	$163,612	$462,340	$594,220	$353,694	$536,181

Undistributed (accumulated) net investment income (loss)	$1,131	$1,532	$8,071	$8,326	$8,051	$5,579

Share activity:
Shares issued	—	—	6,127	4,240	2,854	19,478
Shares issued-reinvested from distributions	207	356	4,246	3,604	3,785	1,572
Shares redeemed	(1,800)	(4,293)	(20,146)	(36,244)	(23,102)	(10,835)

Net increase (decrease) in shares outstanding	(1,593)	(3,937)	(9,773)	(28,400)	(16,463)	10,215

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 175	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the periods or years ended:
(all amounts in thousands)

	Tansamerica Morgan Stanley Emerging		Transamerica Morgan Stanley Mid-		Transamerica Morgan Stanley
	Markets Debt		Cap Growth		Small Company Growth
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income (loss)	$15,773	$20,029	$662	$1,044	$579	$(34)
Net realized gain (loss)(A)	2,626	29,113	39,919	23,160	12,910	1,220
Net change in unrealized appreciation (depreciation)(B)	(10,254)	4,409	(22,191)	61,597	(3,039)	32,190

Net increase in net assets resulting from operations	8,145	53,551	18,390	85,801	10,450	33,376

Distributions to shareholders:
From net investment income	(14,256)	(20,346)	(1,092)	(439)	(600)	—
From net realized gains	(6,903)	—	(17,544)	—	—	—

Total distributions to shareholders	(21,159)	(20,346)	(18,636)	(439)	(600)	—

Capital share transactions:
Proceeds from shares sold	75,137	1,861	4,810	21,508	5,026	20,122
Dividends and distributions reinvested	21,159	20,346	18,636	439	600	—
Cost of shares redeemed	(75,481)	(135,454)	(47,115)	(70,946)	(18,519)	(1,927)

Net increase (decrease) in net assets resulting from capital shares transactions	20,815	(113,247)	(23,669)	(48,999)	(12,893)	18,195

Net increase (decrease) in net assets	7,801	(80,042)	(23,915)	36,363	(3,043)	51,571

Net assets:
Beginning of year	302,576	382,618	292,575	256,212	181,460	129,889

End of year	$310,377	$302,576	$268,660	$292,575	$178,417	$181,460

Undistributed (accumulated) net investment income (loss)	$396	$693	$—	$559	$832	$390

Share activity:
Shares issued	7,043	173	354	2,023	411	2,049
Shares issued-reinvested from distributions	2,017	1,926	1,438	43	50	—
Shares redeemed	(6,989)	(12,699)	(3,628)	(6,434)	(1,568)	(194)

Net increase (decrease) in shares outstanding	2,071	(10,600)	(1,836)	(4,368)	(1,107)	1,855

	Transamerica Neuberger Berman		Transamerica Oppenheimer		Transamerica Oppenheimer Small-
	International		Developing Markets		& Mid-Cap Value
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income (loss)	$8,398	$6,152	$3,479	$2,493	$1,389	$562
Net realized gain (loss)(A)	47,149	200	69,535	50,403	35,247	40,955
Net change in unrealized appreciation (depreciation)(B)	(64,738)	83,085	(119,084)	86,634	(30,809)	13,072

Net increase (decrease) in net assets resulting from operations	(9,191)	89,437	(46,070)	139,530	5,827	54,589

Distributions to shareholders:
From net investment income	(7,056)	(4,520)	(1,725)	(2,488)	(425)	(1,363)

Total distributions to shareholders	(7,056)	(4,520)	(1,725)	(2,488)	(425)	(1,363)

Capital share transactions:
Proceeds from shares sold	14,663	64,435	33,700	126,210	5,146	9,163
Dividends and distributions reinvested	7,056	4,520	1,725	2,488	425	1,363
Cost of shares redeemed	(230,675)	(54,826)	(100,186)	(151,164)	(51,662)	(33,808)

Net increase (decrease) in net assets resulting from capital shares transactions	(208,956)	14,129	(64,761)	(22,466)	(46,091)	(23,282)

Net increase (decrease) in net assets	(225,203)	99,046	(112,556)	114,576	(40,689)	29,944

Net assets:
Beginning of year	584,849	485,803	610,212	495,636	299,225	269,281

End of year	$359,646	$584,849	$497,656	$610,212	$258,536	$299,225

Undistributed (accumulated) net investment income (loss)	$5,236	$5,160	$2,677	$1,724	$956	$—

Share activity:
Shares issued	1,582	7,825	2,510	10,552	504	1,018
Shares issued-reinvested from distributions	778	575	128	226	43	165
Shares redeemed	(25,494)	(7,177)	(7,853)	(13,996)	(5,533)	(3,976)

Net increase (decrease) in shares outstanding	(23,134)	1,223	(5,215)	(3,218)	(4,986)	(2,793)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 176	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the periods or years ended:
(all amounts in thousands)

	Transamerica PIMCO Real Return				Transamerica Schroders
	TIPS		Transamerica PIMCO Total Return		International Small Cap
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income (loss)	$28,089	$20,141	$17,888	$19,415	$7,763	$5,231
Net realized gain (loss)(A)	54,764	57,595	5,845	22,287	38,370	23,916
Net change in unrealized appreciation (depreciation)(B)	(30,952)	25,861	(10,844)	17,035	(64,866)	50,583

Net increase (decrease) in net assets resulting from operations	51,901	103,597	12,889	58,737	(18,733)	79,730

Distributions to shareholders:
From net investment income	(28,799)	(30,698)	(17,746)	(18,210)	(6,178)	(3,075)
From net realized gains	(30,631)	—	(19,234)	(34,549)	(3,119)	—

Total distributions to shareholders	(59,430)	(30,698)	(36,980)	(52,759)	(9,297)	(3,075)

Capital share transactions:
Proceeds from shares sold	213,951	237,676	55,205	117,089	19,996	28,564
Dividends and distributions reinvested	59,430	30,698	36,980	52,759	9,297	3,075
Cost of shares redeemed	(140,183)	(248,031)	(110,080)	(13,434)	(219,193)	(103,679)

Net increase (decrease) in net assets resulting from capital shares transactions	133,198	20,343	(17,895)	156,414	(189,900)	(72,040)

Net increase (decrease) in net assets	125,669	93,242	(41,986)	162,392	(217,930)	4,615

Net assets:
Beginning of year	845,965	752,723	667,721	505,329	548,288	543,673

End of year	$971,634	$845,965	$625,735	$667,721	$330,358	$548,288

Undistributed (accumulated) net investment income (loss)	$5,592	$1,524	$3,557	$(1,378)	$6,757	$5,112

Share activity:
Shares issued	19,339	21,982	5,272	11,287	1,991	3,305
Shares issued-reinvested from distributions	5,557	2,849	3,654	5,207	944	368
Shares redeemed	(12,897)	(22,176)	(10,679)	(1,250)	(22,976)	(13,096)

Net increase (decrease) in shares outstanding	11,999	2,655	(1,753)	15,244	(20,041)	(9,423)

					Transamerica
					Water Island
			Transamerica Thornburg		Arbitrage
	Transamerica Third Avenue Value		International Value		Strategy
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011(F)

From operations:
Net investment income (loss)	$4,177	$4,124	$10,022	$6,037	$(294)
Net realized gain (loss)(A)	15,644	11,573	55,344	8,456	1,587
Net change in unrealized appreciation (depreciation)(B)	(26,148)	51,199	(103,001)	81,093	582

Net increase (decrease) in net assets resulting from operations	(6,327)	66,896	(37,635)	95,586	1,875

Distributions to shareholders:
From net investment income	(7,774)	(6,092)	(4,250)	(3,505)	—
From net realized gains	—	—	(4,928)	(1,787)	—

Total distributions to shareholders	(7,774)	(6,092)	(9,178)	(5,292)	—

Capital share transactions:
Proceeds from shares sold	5,202	7,367	32,625	168,436	123,667
Dividends and distributions reinvested	7,774	6,092	9,178	5,292	—
Cost of shares redeemed	(74,285)	(114,679)	(325,036)	(77,077)	(1,334)

Net increase (decrease) in net assets resulting from capital shares transactions	(61,309)	(101,220)	(283,233)	96,651	122,333

Net increase (decrease) in net assets	(75,410)	(40,416)	(330,046)	186,945	124,208

Net assets:
Beginning of year	383,134	423,550	778,484	591,539	—

End of year	$307,724	$383,134	$448,438	$778,484	$124,208

Undistributed (accumulated) net investment income (loss)	$118	$3,207	$8,459	$3,805	$(80)

Share activity:
Shares issued	227	366	2,856	16,656	12,244
Shares issued-reinvested from distributions	353	313	819	532	—
Shares redeemed	(3,508)	(5,881)	(30,161)	(8,200)	(132)

Net increase (decrease) in shares outstanding	(2,928)	(5,202)	(26,486)	8,988	12,112

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 177	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the periods or years ended:
(all amounts in thousands)

	Transamerica WMC Emerging
	Markets
	October 31, 2011	October 31, 2010

From operations:
Net investment income (loss)	$2,452	$2,068
Net realized gain (loss)(A)	16,090	21,267
Net change in unrealized appreciation (depreciation)(B)	(76,989)	28,266

Net increase (decrease) in net assets resulting from operations	(58,447)	51,601

Distributions to shareholders:
From net investment income	(183)	(956)
From net realized gains	(23,647)	(3,430)

Total distributions to shareholders	(23,830)	(4,386)

Capital share transactions:
Proceeds from shares sold	69,460	232,087
Dividends and distributions reinvested	17,128	4,386
Cost of shares redeemed	(75,961)	(50,969)

Net increase in net assets resulting from capital shares transactions	10,627	185,504

Net increase (decrease) in net assets	(71,650)	232,719

Net assets:
Beginning of year	411,311	178,592

End of year	$339,661	$411,311

Undistributed (accumulated) net investment income (loss)	$1,116	$183

Share activity:
Shares issued	5,049	18,069
Shares issued-reinvested from distributions	1,259	346
Shares redeemed	(6,181)	(4,430)

Net increase in shares outstanding	127	13,985

(A)	Net realized gain (loss) includes all items listed in the Statement of Operations.

(B)	Change in unrealized appreciation (depreciation) includes all items listed in the Statement of Operations.

(C)	Formerly, Transamerica AllianceBernstein International Value.

(D)	Commenced operations on August 31, 2011

(E)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.

(F)	Commenced operations on May 1, 2011

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 178	Annual Report 2011

FINANCIAL HIGHLIGHTS
For the period or years ended:

	Transamerica BlackRock Large Cap Value
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$8.34	$7.81	$7.61	$13.08	$12.15

Investment operations
Net investment income(A)	0.10	0.10	0.13	0.13	0.12
Net realized and change in unrealized gain (loss) on investments	0.56	0.54	0.20	(4.78)	1.27

Total from investment operations	0.66	0.64	0.33	(4.65)	1.39

Distributions
Net investment income	(0.12)	(0.11)	(0.13)	(0.09)	(0.09)
Net realized gains on investments	—	—	—	(0.73)	(0.37)

Total distributions	(0.12)	(0.11)	(0.13)	(0.82)	(0.46)

Net asset value
End of year	$8.88	$8.34	$7.81	$7.61	$13.08

Total return(B)	7.92%	8.16%	4.50%	(37.76%)	11.80%

Net assets end of year (000’s)	$544,049	$702,205	$633,675	$461,816	$610,135

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.84%	0.83%	0.83%	0.83%	0.84%
Before reimbursement/recapture	0.84%	0.83%	0.83%	0.83%	0.84%
Net investment income, to average net assets	1.05%	1.21%	1.87%	1.21%	0.96%
Portfolio turnover rate	100%	124%	130%	71%	69%

	Transamerica Clarion Global Real Estate Securities
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$12.28	$10.77	$9.52	$20.48	$20.25

Investment operations
Net investment income(A)	0.24	0.26	0.29	0.32	0.36
Net realized and change in unrealized gain (loss) on investments	(0.19)	1.98	1.15	(8.33)	2.45

Total from investment operations	0.05	2.24	1.44	(8.01)	2.81

Distributions
Net investment income	(0.69)	(0.73)	(0.19)	(0.90)	(0.80)
Net realized gains on investments	—	—	—	(2.05)	(1.78)

Total distributions	(0.69)	(0.73)	(0.19)	(2.95)	(2.58)

Net asset value
End of year	$11.64	$12.28	$10.77	$9.52	$20.48

Total return(B)	0.51%	21.70%	15.72%	(44.82%)	15.11%

Net assets end of year (000’s)	$147,057	$319,368	$285,502	$232,115	$367,750

Ratio and supplemental data
Expenses to average net assets	0.91%	0.91%	0.93%	0.89%	0.88%
Net investment income, to average net assets	2.01%	2.31%	3.30%	2.29%	1.29%
Portfolio turnover rate	39%	62%	61%	41%	72%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 179	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica First Quadrant Global Macro
					October 31,
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	2007(C)

Net asset value
Beginning of year	$6.12	$6.08	$8.60	$9.83	$10.00

Investment operations
Net investment income (loss)(A)	(0.09)	(0.10)	0.02	0.18	0.09
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.14	(0.04)	(1.30)	(0.26)

Total from investment operations	(0.30)	0.04	(0.02)	(1.12)	(0.17)

Distributions
Net investment income	—	—	(0.03)	(0.11)	—
Net realized gains on investments	—	—	(2.40)	—	—
Return of capital	—	—	(0.07)	—	—

Total distributions	—	—	(2.50)	(0.11)	—

Net asset value
End of year	$5.82	$6.12	$6.08	$8.60	$9.83

Total return(B)	(4.90%)	0.66%	5.34%	(11.55%)	(1.70	%) (D)

Net assets end of year (000’s)	$137,551	$126,142	$107,017	$165,567	$209,382

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.53%	1.61%	1.58%	1.51%	1.51	% (E)
Before reimbursement/recapture	1.53%	1.61%	1.58%	1.51%	1.51	% (E)
Net investment income (loss), to average net assets	(1.49%)	(1.56%)	0.32%	1.81%	1.16	% (E)
Portfolio turnover rate	—%	—%	358%	84%	45	% (D)

						Transamerica
						ICAP Select
	Transamerica Hansberger International Value(F)					Equity
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2011(G)

Net asset value
Beginning of year	$8.07	$7.79	$6.61	$14.88	$12.35	$10.00

Investment operations
Net investment income(A)	0.16	0.15	0.16	0.30	0.25	0.01
Net realized and change in unrealized gain (loss) on investments	(1.15)	0.29	1.37	(7.43)	2.65	0.21

Total from investment operations	(0.99)	0.44	1.53	(7.13)	2.90	0.22

Distributions
Net investment income	(0.20)	(0.16)	(0.35)	(0.21)	(0.15)	—(H)
Net realized gains on investments	—	—	—	(0.93)	(0.22)	—

Total distributions	(0.20)	(0.16)	(0.35)	(1.14)	(0.37)	—(H)

Net asset value
End of year	$6.88	$8.07	$7.79	$6.61	$14.88	$10.22

Total return(B)	(12.56%)	5.61%	24.32%	(51.72%)	23.99%	2.31	%(D)

Net assets end of year (000’s)	$156,600	$298,751	$316,068	$248,337	$519,217	$936,279

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.99%	0.97%	0.97%	0.94%	0.93%	0.83	%(E)
Before reimbursement/recapture	0.99%	0.97%	0.97%	0.94%	0.93%	0.83	%(E)
Net investment income, to average net assets	2.01%	2.00%	2.39%	2.71%	1.82%	0.83	%(E)
Portfolio turnover rate	146%	59%	59%	33%	36%	6	%(D)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 180	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Jennison Growth
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$11.78	$10.17	$8.37	$13.05	$11.40

Investment operations
Net investment income(A)	—(H)	0.01	0.01	0.02	0.03
Net realized and change in unrealized gain (loss) on investments	1.17	1.61	1.81	(4.68)	2.08

Total from investment operations	1.17	1.62	1.82	(4.66)	2.11

Distributions
Net investment income	(0.01)	(0.01)	(0.02)	(0.02)	—
Net realized gains on investments	—	—	—	—	(0.46)

Total distributions	(0.01)	(0.01)	(0.02)	(0.02)	(0.46)

Net asset value
End of year	$12.94	$11.78	$10.17	$8.37	$13.05

Total return(B)	9.96%	15.96%	21.79%	(35.77%)	19.14%

Net assets end of year (000’s)	$618,767	$726,732	$654,610	$184,981	$160,815

Ratio and supplemental data
Expenses to average net assets	0.81%	0.81%	0.85%	0.85%	0.87%
Net investment income, to average net assets	0.01%	0.09%	0.16%	0.21%	0.22%
Portfolio turnover rate	55%	83%	82%	70%	63%

	Transamerica JPMorgan Core Bond
			October 31,
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	2009(I)

Net asset value
Beginning of year	$10.56	$10.08	$10.00

Investment operations
Net investment income(A)	0.32	0.28	0.07
Net realized and change in unrealized gain on investments	0.15	0.53	0.06

Total from investment operations	0.47	0.81	0.13

Distributions
Net investment income	(0.36)	(0.33)	(0.05)
Net realized gains on investments	(0.07)	—	—

Total distributions	(0.43)	(0.33)	(0.05)

Net asset value
End of year	$10.60	$10.56	$10.08

Total return(B)	4.62%	8.16%	1.34	% (D)

Net assets end of year (000’s)	$2,208,783	$1,063,458	$215,816

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.48%	0.50%	0.55	% (E)
Before reimbursement/recapture	0.48%	0.50%	0.55	% (E)
Net investment income, to average net assets	3.04%	2.73%	2.15	% (E)
Portfolio turnover rate	19%	33%	3	% (D)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 181	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

Transamerica JPMorgan Interntional Bond
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$12.08	$11.64	$10.56	$11.00	$10.51

Investment operations
Net investment income(A)	0.23	0.24	0.26	0.29	0.28
Net realized and change in unrealized gain (loss) on investments	(0.05)	0.71	1.59	(0.29)	0.59

Total from investment operations	0.18	0.95	1.85	—	(H)	0.87

Distributions
Net investment income	(0.93)	(0.39)	(0.68)	(0.44)	(0.38)
Net realized gains on investments	(0.09)	(0.12)	(0.09)	—	—

Total distributions	(1.02)	(0.51)	(0.77)	(0.44)	(0.38)

Net asset value
End of year	$11.24	$12.08	$11.64	$10.56	$11.00

Total return(B)	2.20%	8.54%	17.90%	(0.14%)	8.55%

Net assets end of year (000’s)	$475,292	$447,141	$732,964	$699,078	$761,827

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.63%	0.61%	0.60%	0.61%	0.61%
Before reimbursement/recapture	0.63%	0.61%	0.60%	0.61%	0.61%
Net investment income, to average net assets	2.09%	2.16%	2.38%	2.55%	2.68%
Portfolio turnover rate	98%	61%	53%	74%	86%

	Transamerica JPMorgan Long/Short Strategy(J)
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(C)

Net asset value
Beginning of year	$8.32	$8.43	$9.51	$9.78	$10.00

Investment operations
Net investment income (loss)(A)	(0.15)	(0.13)	(0.17)	0.10	0.23
Net realized and change in unrealized gain (loss) on investments	(0.31)	0.02	(0.80)	0.20	(0.45)

Total from investment operations	(0.46)	(0.11)	(0.97)	0.30	0.22

Distributions
Net investment income	—	—	—	(0.57)	—
Return of capital	—	—	(0.11)	—	—

Total distributions	—	—	(0.11)	(0.57)	—

Net asset value
End of year	$7.86	$8.32	$8.43	$9.51	$9.78

Total return(B)	(5.53%)	(1.30%)	(10.27%)	3.30%	(2.20	%) (D)

Net assets end of year (000’s)	$113,108	$108,342	$86,682	$121,348	$112,394

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture(K)	3.59%	2.85%	3.61%	2.79%	3.05	% (E)
Before reimbursement/recapture(K)	3.59%	2.85%	3.61%	2.79%	3.05	% (E)
Net investment income (loss), to average net assets(K)	(1.86%)	(1.61%)	(1.87%)	1.05%	2.77	% (E)
Portfolio turnover rate	411%	303%	463%	192%	119	% (D)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 182	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica JPMorgan Mid Cap Value
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$10.17	$8.28	$7.54	$12.32	$11.67

Investment operations
Net investment income(A)	0.11	0.12	0.15	0.13	0.13
Net realized and change in unrealized gain (loss) on investments	0.79	1.93	0.82	(4.20)	1.13

Total from investment operations	0.90	2.05	0.97	(4.07)	1.26

Distributions
Net investment income	(0.14)	(0.16)	(0.17)	(0.10)	(0.11)
Net realized gains on investments	—	—	(0.06)	(0.61)	(0.50)

Total distributions	(0.14)	(0.16)	(0.23)	(0.71)	(0.61)

Net asset value
End of year	$10.93	$10.17	$8.28	$7.54	$12.32

Total return(B)	8.88%	25.08%	13.39%	(34.92%)	11.07%

Net assets end of year (000’s)	$158,344	$163,612	$165,838	$147,772	$270,661

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.90%	0.89%	0.90%	0.87%	0.87%
Before reimbursement/recapture	0.90%	0.89%	0.90%	0.87%	0.87%
Net investment income, to average net assets	1.04%	1.33%	2.05%	1.22%	0.98%
Portfolio turnover rate	39%	29%	43%	45%	50%

	Transamerica Loomis Sayles Bond
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(C)

Net asset value
Beginning of year	$11.14	$9.93	$7.34	$10.19	$10.00

Investment operations
Net investment income(A)	0.54	0.57	0.60	0.60	0.45
Net realized and change in unrealized gain (loss) on investments	(0.20)	1.23	2.61	(2.88)	(0.01)

Total from investment operations	0.34	1.80	3.21	(2.28)	0.44

Distributions
Net investment income	(0.68)	(0.59)	(0.57)	(0.57)	(0.25)
Net realized gains on investments	(0.19)	—	(0.05)	—	—

Total distributions	(0.87)	(0.59)	(0.62)	(0.57)	(0.25)

Net asset value
End of year	$10.61	$11.14	$9.93	$7.34	$10.19

Total return(B)	3.31%	18.69%	46.27%	(23.56%)	4.50	%(D)

Net assets end of year (000’s)	$462,340	$594,220	$812,252	$577,368	$513,249

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.71%	0.70%	0.69%	0.69%	0.73	%(E)
Before reimbursement/recapture	0.71%	0.70%	0.69%	0.69%	0.73	%(E)
Net investment income, to average net assets	4.98%	5.49%	7.22%	6.34%	5.42	%(E)
Portfolio turnover rate	57%	79%	42%	24%	18	%(D)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 183	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica MFS International Equity
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(R)

Net asset value
Beginning of year	$9.11	$8.16	$6.58	$10.00

Investment operations
Net investment income(A)	0.15	0.12	0.12	0.02
Net realized and change in unrealized gain (loss) on investments	(0.37)	1.09	1.46	(3.44)

Total from investment operations	(0.22)	1.21	1.58	(3.42)

Distributions
Net investment income	(0.10)	(0.06)	—	—
Net realized gains on investments	(0.45)	(0.20)	—	—

Total distributions	(0.55)	(0.26)	—	—

Net asset value
End of year	$8.34	$9.11	$8.16	$6.58

Total return(B)	(2.69%)	15.16%	24.01%	(34.20%)	(D)

Net assets end of year (000’s)	$353,694	$536,181	$396,754	$40,997

Ratio and supplemental data
Expenses to average net assets	0.99%	0.99%	1.09%	1.23%	(E)
Net investment income, to average net assets	1.69%	1.47%	1.78%	0.71%	(E)
Portfolio turnover rate	29%	35%	24%	37%	(D)

	Transamerica Morgan Stanley Emerging Markets Debt
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$11.29	$10.23	$7.98	$11.23	$10.91

Investment operations
Net investment income(A)	0.56	0.62	0.60	0.61	0.59
Net realized and change in unrealized gain (loss) on investments	(0.33)	1.07	2.18	(2.72)	0.46

Total from investment operations	0.23	1.69	2.78	(2.11)	1.05

Distributions
Net investment income	(0.51)	(0.63)	(0.53)	(0.79)	(0.63)
Net realized gains on investments	(0.26)	—	—	(0.35)	(0.10)

Total distributions	(0.77)	(0.63)	(0.53)	(1.14)	(0.73)

Net asset value
End of year	$10.75	$11.29	$10.23	$7.98	$11.23

Total return(B)	2.36%	17.16%	36.29%	(20.81%)	9.94%

Net assets end of year (000’s)	$310,377	$302,576	$382,618	$320,350	$317,328

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.00%	1.00%	0.98%	0.98%	1.03%
Before reimbursement/recapture	1.00%	1.00%	0.98%	0.98%	1.03%
Net investment income, to average net assets	5.24%	5.89%	6.67%	5.92%	5.36%
Portfolio turnover rate	75%	100%	118%	81%	79%
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 184	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

Transamerica Morgan Stanley Mid-Cap Growth
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$13.07	$9.58	$7.42	$14.16	$10.33

Investment operations
Net investment income(A)	0.03	0.04	—	(H)	0.02	0.04
Net realized and change in unrealized gain (loss) on investments	0.81	3.47	2.17	(5.90)	3.81

Total from investment operations	0.84	3.51	2.17	(5.88)	3.85

Distributions
Net investment income	(0.05)	(0.02)	(0.01)	(0.02)	(0.02)
Net realized gains on investments	(0.79)	—	—	(0.84)	—

Total distributions	(0.84)	(0.02)	(0.01)	(0.86)	(0.02)

Net asset value
End of year	$13.07	$13.07	$9.58	$7.42	$14.16

Total return(B)	6.45%	36.64%	29.29%	(43.99%)	37.32%

Net assets end of year (000’s)	$268,660	$292,575	$256,212	$98,141	$125,380

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.87%	0.86%	0.88%	0.87%	0.90%
Before reimbursement/recapture	0.87%	0.86%	0.88%	0.87%	0.90%
Net investment income (loss), to average net assets	0.21%	0.37%	(0.06%)	0.19%	0.32%
Portfolio turnover rate	31%	50%	38%	40%	74%

	Transamerica Morgan Stanley Small Company Growth
For a share outstanding throughout each period	October 31, 2011	October 31, 2010		October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$10.94	$8.82		$7.39	$14.14	$12.78

Investment operations
Net investment income (loss)(A)	0.04	—	(H)	(0.02)	0.10	0.02
Net realized and change in unrealized gain (loss) on investments	0.59	2.12		1.62	(5.50)	1.81

Total from investment operations	0.63	2.12		1.60	(5.40)	1.83

Distributions
Net investment income	(0.04)	—		(0.15)	(0.02)	—
Net realized gains on investments	—	—		—	(1.33)	(0.47)
Return of capital	—	—		(0.02)	—	—

Total distributions	(0.04)	—		(0.17)	(1.35)	(0.47)

Net asset value
End of year	$11.53	$10.94		$8.82	$7.39	$14.14

Total return(B)	5.71%	24.04%		22.43%	(41.72%)	14.75%

Net assets end of year (000’s)	$178,417	$181,460		$129,889	$61,214	$188,347

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.02%	1.02%		1.04%	1.02%	1.01%
Before reimbursement/recapture	1.02%	1.02%		1.04%	1.02%	1.01%
Net investment income (loss), to average net assets	0.29%	(0.02%)		(0.19%)	0.89%	0.13%
Portfolio turnover rate	34%	21%		40%	44%	71%
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 185	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Neuberger Berman International
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$8.94	$7.57	$5.95	$13.55	$11.74

Investment operations
Net investment income(A)	0.14	0.10	0.10	0.19	0.15
Net realized and change in unrealized gain (loss) on investments	(0.47)	1.34	1.69	(6.63)	2.37

Total from investment operations	(0.33)	1.44	1.79	(6.44)	2.52

Distributions
Net investment income	(0.11)	(0.07)	(0.17)	(0.13)	(0.13)
Net realized gains on investments	—	—	—	(1.03)	(0.58)

Total distributions	(0.11)	(0.07)	(0.17)	(1.16)	(0.71)

Net asset value
End of year	$8.50	$8.94	$7.57	$5.95	$13.55

Total return(B)	(3.80%)	19.16%	30.83%	(51.66%)	22.37%

Net assets end of year (000’s)	$359,646	$584,849	$485,803	$307,981	$596,488

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.07%	1.06%	1.09%	1.06%	1.06%
Before reimbursement/recapture	1.07%	1.06%	1.09%	1.06%	1.06%
Net investment income, to average net assets	1.52%	1.22%	1.62%	1.87%	1.21%
Portfolio turnover rate	46%	51%	75%	72%	57%

	Transamerica Oppenheimer Developing Markets
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$13.34	$10.12	$8.20	$17.07	$11.41

Investment operations
Net investment income(A)	0.08	0.05	0.06	0.19	0.12
Net realized and change in unrealized gain (loss) on investments	(1.11)	3.22	3.51	(7.65)	5.99

Total from investment operations	(1.03)	3.27	3.57	(7.46)	6.11

Distributions
Net investment income	(0.04)	(0.05)	(0.16)	(0.09)	(0.06)
Net realized gains on investments	—	—	(1.49)	(1.32)	(0.39)

Total distributions	(0.04)	(0.05)	(1.65)	(1.41)	(0.45)

Net asset value
End of year	$12.27	$13.34	$10.12	$8.20	$17.07

Total return(B)	(7.77%)	32.43%	56.01%	(47.48%)	55.27%

Net assets end of year (000’s)	$497,656	$610,212	$495,636	$317,973	$674,561

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.31%	1.31%	1.35%	1.32%	1.34%
Before reimbursement/recapture	1.31%	1.31%	1.35%	1.32%	1.34%
Net investment income, to average net assets	0.58%	0.48%	0.77%	1.42%	0.87%
Portfolio turnover rate	40%	54%	50%	67%	59%
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 186	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Oppenheimer Small- & Mid-Cap Value
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$9.33	$7.72	$6.30	$13.18	$10.94

Investment operations
Net investment income(A)	0.04	0.02	0.03	0.04	—
Net realized and change in unrealized gain (loss) on investments	0.18	1.63	1.41	(5.98)	2.44

Total from investment operations	0.22	1.65	1.44	(5.94)	2.44

Distributions
Net investment income	(0.01)	(0.04)	(0.02)	—(H)	(0.02)
Net realized gains on investments	—	—	—	(0.94)	(0.18)

Total distributions	(0.01)	(0.04)	(0.02)	(0.94)	(0.20)

Net asset value
End of year	$9.54	$9.33	$7.72	$6.30	$13.18

Total return(B)	2.39%	21.44%	22.99%	(48.36%)	22.57%

Net assets end of year (000’s)	$258,536	$299,225	$269,281	$127,886	$183,126

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.96%	0.96%	0.98%	1.00%	1.03%
Before reimbursement/recapture	0.96%	0.96%	0.98%	1.00%	1.02%
Net investment income, to average net assets	0.44%	0.19%	0.43%	0.34%	—%
Portfolio turnover rate	108%	81%	110%	102%	118%

	Transamerica PIMCO Real Return TIPS
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$11.61	$10.72	$9.21	$10.21	$10.05

Investment operations
Net investment income(A)	0.37	0.25	0.32	0.47	0.38
Net realized and change in unrealized gain (loss) on investments	0.27	1.04	1.58	(0.96)	0.16

Total from investment operations	0.64	1.29	1.90	(0.49)	0.54

Distributions
Net investment income	(0.37)	(0.40)	(0.33)	(0.51)	(0.38)
Net realized gains on investments	(0.43)	—	(0.06)	—	—

Total distributions	(0.80)	(0.40)	(0.39)	(0.51)	(0.38)

Net asset value
End of year	$11.45	$11.61	$10.72	$9.21	$10.21

Total return(B)	6.23%	12.40%	21.00%	(5.29%)	5.54%

Net assets end of year (000’s)	$971,634	$845,965	$752,723	$621,092	$690,942

Ratio and supplemental data
Expenses to average net assets	0.73%	0.72%	0.74%	0.74%	0.73%
Net investment income, to average net assets	3.35%	2.32%	3.23%	4.47%	3.82%
Portfolio turnover rate	213%	307%	583%	1,028%	375%
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 187	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

	Transamerica PIMCO Total Return
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$10.80	$10.85	$9.58	$10.47	$10.28

Investment operations
Net investment income(A)	0.30	0.35	0.49	0.49	0.46
Net realized and change in unrealized gain (loss) on investments	(0.07)	0.67	1.64	(0.88)	0.18

Total from investment operations	0.23	1.02	2.13	(0.39)	0.64

Distributions
Net investment income	(0.30)	(0.34)	(0.67)	(0.44)	(0.44)
Net realized gains on investments	(0.31)	(0.73)	(0.19)	(0.06)	(0.01)

Total distributions	(0.61)	(1.07)	(0.86)	(0.50)	(0.45)

Net asset value
End of year	$10.42	$10.80	$10.85	$9.58	$10.47

Total return(B)	2.45%	10.25%	23.74%	(4.04%)	6.33%

Net assets end of year (000’s)	$625,735	$667,721	$505,329	$555,428	$540,310

Ratio and supplemental data
Expenses to average net assets	0.74%	0.74%	0.74%	0.75%	0.75%
Net investment income, to average net assets	2.92%	3.30%	4.95%	4.66%	4.39%
Portfolio turnover rate	144%	222%	841%	751%	756%

	Transamerica Schroders International Small Cap
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(L)

Net asset value
Beginning of year	$9.67	$8.22	$5.82	$10.00

Investment operations
Net investment income(A)	0.15	0.08	0.08	0.12

Net realized and change in unrealized gain (loss) on investments	(0.66)	1.42	2.41	(4.30)

Total from investment operations	(0.51)	1.50	2.49	(4.18)

Distributions
Net investment income	(0.11)	(0.05)	(0.09)	—
Net realized gains on investments	(0.05)	—	—	—

Total distributions	(0.16)	(0.05)	(0.09)	—

Net asset value
End of year	$9.00	$9.67	$8.22	$5.82

Total return(B)	(5.39%)	18.29%	43.56%	(41.80	%)(D)

Net assets end of year (000’s)	$330,358	$548,288	$543,673	$108,655

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.15%	1.16%	1.23%	1.27	%(E)
Before reimbursement/recapture	1.15%	1.16%	1.21%	1.30	%(E)
Net investment income, to average net assets	1.46%	0.97%	1.23%	1.96	%(E)
Portfolio turnover rate	38%	54%	46%	14	%(D)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 188	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

	Transamerica Third Avenue Value
For a share outstanding throughout each period	October 31, 2011	October 31, 2010		October 31, 2009	October 31, 2008	October 31, 2007(M)

Net asset value
Beginning of year	$21.56	$18.44		$16.93	$28.93	$28.01

Investment operations
Net investment income(A)	0.24	0.19		0.15	0.24	0.14
Net realized and change in unrealized gain (loss) on investments	(0.62)	3.20		1.36	(11.45)	0.78

Total from investment operations	(0.38)	3.39		1.51	(11.21)	0.92

Distributions
Net investment income	(0.44)	(0.27)		—	(0.42)	—
Net realized gains on investments	—	—		—	(0.37)	—

Total distributions	(0.44)	(0.27)		—	(0.79)	—

Net asset value
End of year	$20.74	$21.56		$18.44	$16.93	$28.93

Total return(B)	(1.87%)	18.53%		8.92%	(39.75%)	3.28	%(D)

Net assets end of year (000’s)	$307,724	$383,134		$423,550	$336,845	$678,578

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.87%	0.87%		0.87%	0.86%	0.86	%(E)
Before reimbursement/recapture	0.87%	0.87%		0.87%	0.86%	0.86	%(E)
Net investment income, to average net assets	1.06%	0.98%		0.91%	1.00%	0.98	%(E)
Portfolio turnover rate	4%	—	%(N)	17%	29%	11	%(D)

						Transamerica
						Water Island
						Arbitrage
	Transamerica Thornburg International Value					Strategy
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31,2008(O)		October 31, 2011(P)

Net asset value
Beginning of year	$11.12	$9.69	$7.98	$10.00		$10.00

Investment operations
Net investment income (loss)(A)	0.16	0.10	0.10	—	(H)	(0.04)
Net realized and change in unrealized gain (loss) on investments	(0.85)	1.42	1.66	(2.02)		0.29

Total from investment operations	(0.69)	1.52	1.76	(2.02)		0.25

Distributions
Net investment income	(0.06)	(0.06)	—	—		—
Net realized gains on investments	(0.07)	(0.03)	(0.05)	—		—

Total distributions	(0.13)	(0.09)	(0.05)	—		—

Net asset value
End of year	$10.30	$11.12	$9.69	$7.98		$10.25

Total return(B)	(6.31%)	15.75%	22.21%	(20.20%)	(D)	2.50%	(D)

Net assets end of year (000’s)	$448,438	$778,484	$591,539	$79,516		$124,208

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.08%	1.08%	1.17%	1.35%	(E)	1.55%	(E)(S)
Before reimbursement/recapture	1.08%	1.08%	1.15%	1.76%	(E)	1.71%	(E)(S)
Net investment income (loss), to average net assets	1.41%	0.97%	1.14%	(0.18%)	(E)	(0.78%)	(E)(S)
Portfolio turnover rate	28%	36%	39%	5%	(D)	311%	(D)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 189	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

	Transamerica WMC Emerging Markets
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(Q)

Net asset value
Beginning of year	$14.28	$12.06	$7.66	$10.00

Investment operations
Net investment income(A)	0.08	0.10	0.09	—	(H)
Net realized and change in unrealized gain (loss) on investments	(1.83)	2.41	4.31	(2.34)

Total from investment operations	(1.75)	2.51	4.40	(2.34)

Distributions
Net investment income	(0.01)	(0.06)	—	—
Net realized gains on investments	(0.78)	(0.23)	—	—

Total distributions	(0.79)	(0.29)	—	—

Net asset value
End of year	$11.74	$14.28	$12.06	$7.66

Total return(B)	(13.03%)	21.08%	57.44%	(23.40%)	(D)

Net assets end of year (000’s)	$339,661	$411,311	$178,592	$76,127

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.39%	1.40%	1.40%	1.40%	(E)
Before reimbursement/recapture	1.36%	1.40%	1.43%	2.26%	(E)
Net investment income, to average net assets	0.59%	0.78%	0.89%	0.15%	(E)
Portfolio turnover rate	143%	147%	141%	10%	(D)

(A)	Calculated based on average number of shares outstanding.

(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(C)	Commenced operations on January 3, 2007

(D)	Not annualized.

(E)	Annualized.

(F)	Formerly, Transamerica AllianceBernstein International Value.

(G)	Commenced operations on August 31, 2011

(H)	Rounds to less than $0.01 or $(0.01).

(I)	Commenced operations on July 1, 2009

(J)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.

(K)	Includes dividends and interest on securities sold short (representing 2.17%, 1.35%, 2.09%, 1.30%, and 1.56% of average net assets for 2011, 2010, 2009, 2008 and 2007, respectively).

(L)	Commenced operations on March 1, 2008

(M)	Commenced operations on May 1, 2007

(N)	Rounds to less than 0.01 or (0.01)%.

(O)	Commenced operations on September 15, 2008

(P)	Commenced operations on May 1, 2011

(Q)	Commenced operations on September 30, 2008

(R)	Commenced operations on June 10, 2008

(S)	Includes dividends and interest on securities sold short (representing 0.30% of average net assets for 2011).
Note: Prior to November 1, 2009, all the financial highlights were audited by another independent registered public accounting firm.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 190	Annual Report 2011

Transamerica AQR Managed Futures Strategy
(unaudited)
MARKET ENVIRONMENT
The fiscal year ending October 31, 2011 began with a period of increased growth expectations. Risk aversion decreased across markets, boosting equities, growth-sensitive commodities, and high-yielding and commodity-linked currencies. This was good for trend following strategies as it resulted in the continuation of various market trends. However, 2011 has been characterized by extremely choppy markets. The Euro rallied sharply in January following a protracted weakening. Equity markets dropped precipitously after the Japanese earthquake in March, only to rebound a week later. May brought renewed risk aversion due to Euro-zone fears, followed by a number of strong rallies and strong reversals across many markets, in part due to the slow unfolding of the sovereign debt crisis. In general, external events and political processes acted upon the markets, creating sharp changes in sentiment. Trend following strategies have struggled in this choppy environment.
PERFORMANCE
For the year ended October 31, 2011, Transamerica AQR Managed Futures Strategy, Class I2 returned (6.52)%. By comparison, its benchmark, the Citigroup 3-Month Treasury Bill + 7% Wrap Index, returned 7.34%.
STRATEGY REVIEW
The fund pursues an actively managed futures strategy. We invest in futures and forward contracts, both long and short across the global equity, fixed income, commodity, and currency markets. We utilize both short and long-term trend following signals to attempt to profit from different types of trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price. In addition to trend following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend following strategies.
We believe that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when the markets have been rising and a negative beta when the markets have been falling. While the fund started the fiscal year with a positive beta to the equity markets, the fund ended the year with a negative beta due to negative trends in various risk markets.
The fund returned (6.52)% over the fiscal year. By asset class, equities contributed (3.7)%, commodities contributed (2.4)%, and currencies contributed (3.5)%. Fixed income was positive for the year returning 3.5% to help offset losses in other asset classes.
At the beginning of the fiscal year, we were very pleased with the results of the fund. Trends continued in more markets than not and that led to the fund posting some strong results. However, as markets became choppy in the early months of 2011, trend following in general and the fund in particular experienced a difficult period. There were a number of bolt-from-the-blue type events, from floods in Australia that hurt our Australian dollar and bond positions, to the tragic events in Japan. These are exactly the types of events that can hurt a trend following approach.
Some sharp reversals and continued choppy markets characterized the third quarter continuing the difficult environment for trend following strategies. However, losses were mitigated by the fund’s construction which emphasizes diversification across assets, asset classes, and signals. In particular, our overextended trend signals correctly identified exhausted trends and helped mitigate losses.
Managed futures strategies profit by finding trends among the hundreds of global liquid futures markets; usually, the profits from trending markets more than offset losses in other, choppy markets. Unfortunately, 2011 was characterized by a combination of choppy markets and high correlations among markets. In a market environment in which many assets are correlated to equity markets, the strategy will do very well if those assets trend (such as in 2008) but poorly if all of those markets are choppy (such as this year). On the other hand, even in 2011 there were strong trends to be found in fixed income markets, despite their negative correlation to the choppy equity markets. This highlights the benefits of diversification even in a tough overall environment.
We remain diversified in the fund and positioned to take advantage of trends as they develop across the global marketplace.
Brian K. Hurst
Yao Hua Ooi
Clifford S. Asness
John M. Liew
Co-Portfolio Managers
AQR Capital Management, LLC

Transamerica Funds	Page 191	Annual Report 2011

Transamerica AQR Managed Futures Strategy
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date

Class I2 (NAV)	(6.52)%	(4.64)%	09/30/2010
Citigroup 3-Month Treasury Bill*	7.34%	0.10%	09/30/2010
NOTES

*	The Citigroup 3-Month Treasury Bill + 7% Wrap Index (“Citigroup 3-Month Treasury Bill”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or expense reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 192	Annual Report 2011

Transamerica Black Rock Global Allocation
(unaudited)
MARKET ENVIRONMENT
For the period November 1, 2010 through October 31, 2011, concerns over a global economic slowdown and heightened market volatility caused global bonds to outperform global equities. Global bonds, as measured by the Citigroup World Government Bond Index, returned 3.7%. Global equities, as measured by the Financial Times Stock Exchange World Index (“FTSE”), returned 1.4%. Notwithstanding recent equity market volatility, we believe that the best opportunities continue to lie primarily in high-quality equities and certain commodity-oriented investments. Nevertheless, a diversified approach will remain important as global economic expansion unfolds at a slower pace in the developed markets versus the developing markets; and investors evaluate opportunities amidst uncertain global monetary policies, stubbornly high unemployment and high budget deficits.
PERFORMANCE
For the year ended October 31, 2011, Transamerica BlackRock Global Allocation Class I2 returned 2.28%. By comparison, its benchmark, the FTSE, returned 1.39%.
STRATEGY REVIEW
For the 12-month period ended October 31, 2011, Transamerica BlackRock Global Allocation returned 2.3%. The fund’s results lagged the 3.8% return of a blended benchmark for the 12-month period, and outpaced the 1.4% return of its broad-based all-equity benchmark, the FTSE. The fund invests in a combination of equities and bonds; therefore, the blended benchmark provides both a truer representation of the fund’s composition and a more comparable means for measurement. The blended benchmark was comprised of the Standard & Poor’s 500® Index (36%), the Financial Times Stock Exchange All-World ex U.S. Index (24%), the BofAML (“Bank of America Merill Lynch”) U.S. Treasury Current 5 Year Index (24%), and the Citigroup Non-U.S. Dollar World Government Bond Index (16%). The fund placed in the 27th percentile of the Lipper Global Flexible Portfolio Funds category for the same 12-month period.
Looking at equities by country, an overweight in India, China, and Russia, as well as an overweight and stock selection in Brazil, detracted from performance. An underweight and stock selection in France contributed to performance. Within the US, stock selection contributed although this was partially offset by an underweight to the region. From a sector perspective, stock selection in consumer Staples, consumer discretionary, and industrials detracted from performance. Stock selection in telecom contributed to returns. Within materials, stock selection (lead by gold related securities) also contributed to performance, although this was partially offset by an overweight in the sector. An underweight (relative to the blended benchmark) in fixed income detracted from performance. Within fixed income, security selection in the United States detracted from performance.
Relative to the blended benchmark, the fund was modestly overweight equities at 63%. Within equities from a regional perspective, the fund had an overweight position in Asian, notably Japanese, and Brazilian stocks and an underweight position in U.S. and European stocks. At 27%, the fund was significantly underweight fixed income securities relative to the blended benchmark. Within fixed income, the fund was overweight convertible bonds as well as USD foreign corporate bonds and underweight U.S. Treasuries, as well as Japanese and German government bonds. The fund was overweight cash equivalents (10.0%) relative to the blended benchmark, partially due to the team’s desire to keep portfolio duration low.
The fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps and forward contracts both to enhance returns of the fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the fund’s assets and the fund will not engage in certain strategies that are considered highly risky and speculative. In addition, the Global Allocation team adheres to all BlackRock-wide policies and SEC guidelines to ensure that the fund does not use leverage. During the period, the fund’s use of derivatives had a positive impact on the absolute performance of the fund.
Dennis W. Stattman
Dan Chamby
Romualdo Roldan
Co-Portfolio Managers
BlackRock Investment Management, LLC

Transamerica Funds	Page 193	Annual Report 2011

Transamerica BlackRock Global Allocation
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date

Class I2 (NAV)	2.28%	4.89%	6.23%	12/06/2005
FTSE World *	1.39%	0.16%	2.74%	12/06/2005
NOTES

*	The Financial Times Stock Exchange World Index (“FTSE World”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an Index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
Global, foreign, and emerging market investing involves special considerations, including risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. The risks of investing in foreign securities are magnified in emerging markets.

Transamerica Funds	Page 194	Annual Report 2011

Transamerica Goldman Sachs Commodity Strategy
(unaudited)
MARKET ENVIRONMENT
The Dow Jones-UBS Commodity Index (“Dow Jones-UBS Commodity”) returned 1.50% for the period November 1, 2010 to October 31, 2011, coinciding with an 8.09% increase in the Standard & Poor’s 500® Index and a 1.4% decrease in the US Dollar Index. The precious metals sector was the main driver of the index’s positive return as weak global economic data and escalating sovereign credit fears in the European periphery increased demand for safe haven assets. Silver and gold rallied. The industrial metals sector was the worst performer over the period driven by economic growth concerns, particularly in Asia.
PERFORMANCE
For the year ended October 31, 2011, Transamerica Goldman Sachs Commodity Strategy Class I2 returned 5.12%. By comparison, its benchmark, the Dow Jones-UBS Commodity, returned 1.50%.
STRATEGY REVIEW
The portfolio outperformed its benchmark for the period November 1, 2010 to October 31, 2011 due largely to enhanced roll-timing strategies. The primary driver of positive performance was forward exposure to crude oil, where the fund was positioned three- and six-months further along the futures curve relative to the benchmark index. We believed near-term crude futures contracts would underperform longer-dated contracts, given high inventory levels in the midcontinent of the United States.
Goldman Sachs Asset Management’s (“GSAM”) strategy seeks to provide full exposure to the DJ-UBS Commodity while enhancing returns through disciplined roll timing strategies and active cash management of a high quality fixed income portfolio. The strategy does not take views on individual commodities; but rather, attempts to manage risk relative to that of the benchmark.
Roll management is the primary source of our alpha generation. We implement the roll by deviating slightly from the DJ-UBS Commodity convention, which calls for rolling 20% of the futures each day on business days five through nine on a bi-monthly basis. Instead, we tactically avoid the buying pressure that coincides with the peak roll period, which can create a modest amount of alpha with small increases in tracking error.
To the extent the firm believes fundamental or technical developments will impact the futures roll timing decision, it will incorporate those views into the portfolio by electing to roll positions earlier, later, forward, or in different weights versus the index roll. Roll timing strategies employed may include: alternative roll date modifications, which avoid the market impact of plain vanilla index rolls during business days 5 to 9; forward exposure roll modifications, which avoid the market impact of vanilla index rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. These strategies enable GSAM to generate potential excess returns over the benchmark.
Stephen Lucas
Michael Johnson
John Calvaruso
Co-Portfolio Managers
Goldman Sachs Asset Management, L.P.

Transamerica Funds	Page 195	Annual Report 2011

Transamerica Goldman Sachs Commodity Strategy
(unaudited)
Average Annual Total Return for Periods Ended 10/31/2011

		10 Years or
	1 Year	Life of Fund	Inception Date

Class I2 (NAV)	5.12%	4.03%	01/03/2007
Dow Jones-UBS Commodity *	1.50%	(1.55)	01/03/2007
NOTES

*	The Dow Jones-UBS Commodity Index (“Dow Jones-UBS Commodity”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
The fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. The performance of commodity-linked derivative instruments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, and political, tax, and other regulatory developments. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Page 196	Annual Report 2011

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at May 1, 2011 and held for the entire period until October 31, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such expenses are fees and expenses of trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio

Transamerica AQR Managed Futures Strategy	$1,000.00	$900.70	$6.42	$1,018.45	$6.82	1.34%
Transamerica BlackRock Global Allocation	1,000.00	925.10	4.66	1,020.37	4.89	0.96
Transamerica Goldman Sachs Commodity Strategy	1,000.00	859.50	3.42	1,021.53	3.72	0.73

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

Transamerica Funds	Page 197	Annual Report 2011

Consolidated Schedules of Investments Composition
At October 31, 2011
(The following charts summarize the Consolidated Schedules of Investments of the Funds by asset type)
(unaudited)

% of Net
Transamerica AQR Managed Futures Strategy	Assets

Investment Companies	84.6%
Other Assets and Liabilities — Net (A)	15 .4

Total	100.0%

% of Net
Transamerica BlackRock Global Allocation	Assets

Common Stocks	63.0%
Securities Lending Collateral	11.0
Foreign Government Obligations	9 .0
U.S. Government Obligations	8 .1
Short-Term U.S. Government Obligations	6 .9
Convertible Bonds	4 .1
Corporate Debt Securities	2 .8
Investment Companies	2 .6
Preferred Stocks	1 .7
Short-Term Foreign Government Obligations	0 .7
Loan Assignments	0 .4
Preferred Corporate Debt Securities	0 .2
Convertible Preferred Stocks	0 .1
Purchased Options	0 .1
Mortgage-Backed Securities	0 .1
Repurchase Agreement	0.0 *
Warrants	0.0 *
Other Assets and Liabilities — Net (A)	(10.8)

Total	100.0%

% of Net
Transamerica Goldman Sachs Commodity Strategy	Assets

Short-Term U.S. Government Obligations	61.4%
Repurchase Agreement	34.8
Securities Lending Collateral	25 .2
Other Assets and Liabilities — Net (A)	(21.4)

Total	100.0%

(A)	The Other Assets and Liabilities — Net category may include, but is not limited to, Forward Foreign Currency contracts, Futures contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

*	Amount rounds to less than 0.1%.

Transamerica Funds	Page 198	Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS
At October 31, 2011

	Shares	Value (000’s)

INVESTMENT COMPANIES - 84.6%
Capital Markets - 76.1%
Dreyfus Treasury Cash Management	88,753,977	$88,754
UBS Select Treasury Preferred	110,942	110,943
Money Market - 8.5%
BlackRock Liquidity Funds T-Fund Portfolio	22,188	22,188

Total Investment Companies (cost $221,885) П		221,885
Other Assets and Liabilities — Net		40,524

Net Assets		$262,409

SWAP AGREEMENTS: β
TOTAL RETURN SWAP AGREEMENTS — PAYABLE: (A)

							Premiums	Net Unrealized
					Notional	Market	Paid	Appreciation
	(Pay)/Receive Fixed	Maturity		# of Units	Amount	Value	(Received)	(Depreciation)
Reference Entity	Price Per Unit	Date	Counterparty	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

2-Year Euro Schatz Futures	109.87	12/08/2011	MLC	234	$35,518	$(56)	$ w	$(56)
2-Year U.S. Treasury Note Futures	109.99 - 110.34	11/28/2011	MYC	818	90,095	(118)	w	(118)
5-Year Euro BOBL Futures	122.29	12/08/2011	MLC	50	8,464	4	w	4
5-Year U.S. Treasury Note Futures	122.65	11/28/2011	MYC	28	3,433	(1)	w	(1)
Swiss Market Index Futures	5,242.91 - 5,831.91	12/16/2011	RBS	w	131	(2)	w	(2)

						$(173)	$ w	$(173)

TOTAL RETURN SWAP AGREEMENTS — RECEIVABLE: (A)

							Premiums	Net Unrealized
					Notional	Market	Paid	Appreciation
	(Pay)/Receive Fixed	Maturity		# of Units	Amount	Value	(Received)	(Depreciation)
Reference Entity	Price Per Unit	Date	Counterparty	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Wheat December Futures	674.5 - 740.75	11/25/2011	BRC	(320)	$2,265	$254	$ w	$254
FUTURES CONTRACTS: γ

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts ┌	Expiration Date	(000’s)

10-Year Australian Treasury Bond	Long	107	12/15/2011	$(357)
10-Year Government of Canada Bond	Long	70	12/19/2011	28
10-Year Japan Government Bond	Long	13	12/09/2011	(80)
10-Year U.S. Treasury Note	Long	131	12/20/2011	(27)
30-Year U.S. Treasury Bond	Long	47	12/20/2011	(21)
3-Month Aluminum	Long	14	11/04/2011	(99)
3-Month Aluminum	Short	(14)	11/04/2011	101
3-Month Aluminum	Short	(7)	11/08/2011	41
3-Month Aluminum	Long	7	11/08/2011	(41)
3-Month Aluminum	Long	4	11/09/2011	(23)
3-Month Aluminum	Short	(4)	11/09/2011	21
3-Month Aluminum	Short	(2)	11/16/2011	8
3-Month Aluminum	Long	2	11/16/2011	(9)
3-Month Aluminum	Long	7	11/18/2011	(27)
3-Month Aluminum	Short	(7)	11/18/2011	24
3-Month Aluminum	Long	2	11/22/2011	(8)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 199	Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FUTURES CONTRACTS (continued): γ

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts ┌	Expiration Date	(000’s)

3-Month Aluminum	Short	(2)	11/22/2011	$8
3-Month Aluminum	Long	3	11/23/2011	(12)
3-Month Aluminum	Short	(3)	11/23/2011	11
3-Month Aluminum	Short	(3)	11/30/2011	16
3-Month Aluminum	Long	3	11/30/2011	(15)
3-Month Aluminum	Long	1	12/08/2011	(5)
3-Month Aluminum	Short	(1)	12/08/2011	5
3-Month Aluminum	Long	16	12/13/2011	(66)
3-Month Aluminum	Short	(16)	12/13/2011	67
3-Month Aluminum	Long	7	12/15/2011	(27)
3-Month Aluminum	Short	(7)	12/15/2011	26
3-Month Aluminum	Long	10	12/20/2011	(34)
3-Month Aluminum	Short	(10)	12/20/2011	30
3-Month Aluminum	Long	57	12/23/2011	(2)
3-Month Aluminum	Short	(57)	12/23/2011	18
3-Month Aluminum	Short	(2)	12/29/2011	w
3-Month Aluminum	Long	2	12/29/2011	(w )
3-Month Aluminum	Long	3	01/13/2012	(w )
3-Month Aluminum	Short	(3)	01/13/2012	2
3-Month Aluminum	Long	10	01/17/2012	(9)
3-Month Aluminum	Short	(10)	01/17/2012	10
3-Month Aluminum	Long	16	01/20/2012	31
3-Month Aluminum	Short	(16)	01/20/2012	(22)
3-Month Aluminum	Short	(2)	01/24/2012	(2)
3-Month Aluminum	Long	2	01/24/2012	2
3-Month Aluminum	Short	(18)	01/25/2012	5
3-Month Aluminum	Long	18	01/25/2012	(10)
3-Month Aluminum	Short	(6)	01/26/2012	3
3-Month Aluminum	Long	6	01/26/2012	(4)
3-Month Aluminum	Long	24	01/27/2012	(20)
3-Month Aluminum	Short	(24)	01/27/2012	14
3-Month Canadian Bankers’ Acceptance	Long	53	03/19/2012	(9)
3-Month Canadian Bankers’ Acceptance	Long	62	06/18/2012	(5)
3-Month Copper	Short	(4)	11/04/2011	128
3-Month Copper	Long	4	11/04/2011	(126)
3-Month Copper	Short	(5)	11/08/2011	124
3-Month Copper	Long	5	11/08/2011	(132)
3-Month Copper	Short	(3)	11/09/2011	58
3-Month Copper	Long	3	11/09/2011	(61)
3-Month Copper	Long	4	11/14/2011	(83)
3-Month Copper	Short	(4)	11/14/2011	86
3-Month Copper	Short	(1)	11/16/2011	20
3-Month Copper	Long	1	11/16/2011	(22)
3-Month Copper	Long	1	11/18/2011	(21)
3-Month Copper	Short	(1)	11/18/2011	20
3-Month Copper	Long	1	11/23/2011	(22)
3-Month Copper	Short	(1)	11/23/2011	21
3-Month Copper	Long	4	11/25/2011	(102)
3-Month Copper	Short	(4)	11/25/2011	106
3-Month Copper	Short	(1)	11/30/2011	31
3-Month Copper	Long	1	11/30/2011	(30)
3-Month Copper	Short	(2)	12/01/2011	57
3-Month Copper	Long	2	12/01/2011	(58)
3-Month Copper	Short	(2)	12/08/2011	52
3-Month Copper	Long	2	12/08/2011	(54)
3-Month Copper	Long	9	12/13/2011	(177)
3-Month Copper	Short	(9)	12/13/2011	182
3-Month Copper	Short	(7)	12/15/2011	114
3-Month Copper	Long	7	12/15/2011	(120)
3-Month Copper	Long	5	12/16/2011	(97)
3-Month Copper	Short	(5)	12/16/2011	99
3-Month Copper	Short	(17)	12/20/2011	172
3-Month Copper	Long	17	12/20/2011	(186)
3-Month Copper	Short	(1)	12/28/2011	(22)
3-Month Copper	Long	1	12/28/2011	27
3-Month Copper	Short	(1)	01/17/2012	(10)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 200	Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FUTURES CONTRACTS (continued): γ

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts ┌	Expiration Date	(000’s)

3-Month Copper	Long	1	01/17/2012	$9
3-Month Copper	Long	2	01/20/2012	51
3-Month Copper	Short	(2)	01/20/2012	(51)
3-Month Copper	Long	4	01/25/2012	29
3-Month Copper	Short	(4)	01/25/2012	(33)
3-Month Copper	Long	9	01/27/2012	1
3-Month Copper	Short	(9)	01/27/2012	11
3-Month EURIBOR	Long	71	03/19/2012	(17)
3-Month EURIBOR	Long	74	06/18/2012	(15)
3-Month EURIBOR	Long	80	09/17/2012	(15)
3-Month EURIBOR	Long	82	12/17/2012	(15)
3-Month EURIBOR	Long	80	03/18/2013	(3)
3-Month EURIBOR	Long	79	06/17/2013	(1)
3-Month EURIBOR	Long	78	09/16/2013	6
3-Month Euroswiss	Long	72	03/19/2012	6
3-Month Euroswiss	Long	69	06/18/2012	(13)
3-Month Nickel	Long	1	11/02/2011	(30)
3-Month Nickel	Short	(1)	11/02/2011	30
3-Month Nickel	Short	(1)	11/08/2011	16
3-Month Nickel	Long	1	11/08/2011	(17)
3-Month Nickel	Long	3	11/09/2011	(37)
3-Month Nickel	Short	(3)	11/09/2011	34
3-Month Nickel	Long	1	11/10/2011	(15)
3-Month Nickel	Short	(1)	11/10/2011	13
3-Month Nickel	Short	(1)	11/14/2011	12
3-Month Nickel	Long	1	11/14/2011	(10)
3-Month Nickel	Long	1	11/23/2011	(9)
3-Month Nickel	Short	(1)	11/23/2011	9
3-Month Nickel	Short	(3)	11/25/2011	25
3-Month Nickel	Long	3	11/25/2011	(27)
3-Month Nickel	Short	(10)	12/16/2011	139
3-Month Nickel	Long	10	12/16/2011	(140)
3-Month Nickel	Long	8	12/23/2011	80
3-Month Nickel	Short	(8)	12/23/2011	(84)
3-Month Nickel	Short	(20)	12/28/2011	(173)
3-Month Nickel	Long	20	12/28/2011	153
3-Month Nickel	Long	1	01/24/2012	4
3-Month Nickel	Short	(1)	01/24/2012	(3)
3-Month Sterling	Short	(111)	03/21/2012	(13)
3-Month Sterling	Short	(15)	06/20/2012	(2)
3-Month Sterling	Long	67	09/19/2012	(9)
3-Month Sterling	Long	102	12/19/2012	(25)
3-Month Sterling	Long	115	03/20/2013	(31)
3-Month Sterling	Long	125	06/19/2013	(30)
3-Month Sterling	Long	138	09/18/2013	(23)
3-Month Zinc	Short	(2)	11/04/2011	13
3-Month Zinc	Long	2	11/04/2011	(14)
3-Month Zinc	Long	16	11/08/2011	(71)
3-Month Zinc	Short	(16)	11/08/2011	75
3-Month Zinc	Long	16	11/09/2011	(59)
3-Month Zinc	Short	(16)	11/09/2011	49
3-Month Zinc	Short	(16)	11/10/2011	66
3-Month Zinc	Long	16	11/10/2011	(75)
3-Month Zinc	Long	21	11/14/2011	(94)
3-Month Zinc	Short	(21)	11/14/2011	96
3-Month Zinc	Long	14	11/22/2011	(62)
3-Month Zinc	Short	(14)	11/22/2011	64
3-Month Zinc	Short	(28)	12/20/2011	82
3-Month Zinc	Long	28	12/20/2011	(86)
3-Month Zinc	Short	(24)	12/23/2011	(29)
3-Month Zinc	Long	24	12/23/2011	23
3-Month Zinc	Long	15	12/28/2011	27
3-Month Zinc	Short	(15)	12/28/2011	(29)
3-Month Zinc	Short	(4)	01/12/2012	(6)
3-Month Zinc	Long	4	01/12/2012	4
3-Month Zinc	Short	(9)	01/13/2012	(14)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 201	Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FUTURES CONTRACTS (continued): γ

				Net Unrealized
				Appreciation
				(Depreciation)
Description	Type	Contracts ┌	Expiration Date	(000’s)

3-Month Zinc	Long	9	01/13/2012	$16
3-Month Zinc	Short	(3)	01/17/2012	(4)
3-Month Zinc	Long	3	01/17/2012	4
3-Year Australian Treasury Bond	Long	223	12/15/2011	(305)
5-Year U.S. Treasury Note	Long	241	12/30/2011	3
90-Day Euro	Short	(39)	03/19/2012	(7)
90-Day Euro	Short	(25)	06/18/2012	(6)
90-Day Euro	Long	41	09/17/2012	5
90-Day Euro	Long	102	12/17/2012	(10)
90-Day Euro	Long	122	03/18/2013	(8)
90-Day Euro	Long	133	06/17/2013	4
90-Day Euro	Long	141	09/16/2013	8
AEX Index	Short	(9)	11/18/2011	(22)
Aluminum Hg	Long	50	12/21/2011	(24)
Aluminum Hg	Short	(145)	12/21/2011	185
ASX SPI 200 Index	Long	5	12/15/2011	(16)
Brent Crude Oil Penultimate Financial	Long	29	11/14/2011	(41)
Cocoa	Short	(286)	12/14/2011	16
Coffee “C”	Long	7	12/19/2011	(56)
Copper LME	Short	(40)	12/21/2011	426
Copper LME	Long	30	12/21/2011	(337)
Corn	Long	21	12/14/2011	(2)
Cotton No. 2	Long	15	12/07/2011	(11)
DAX Index	Short	(12)	12/16/2011	(203)
DJIA Mini Index	Long	84	12/16/2011	(40)
European Gasoil (ICE)	Long	48	11/09/2011	41
FTSE 100 Index	Long	29	12/16/2011	(72)
FTSE JSE Top 40 Index	Long	149	12/15/2011	66
FTSE MIB Index	Short	(11)	12/16/2011	(208)
German Euro BOBL	Long	93	12/08/2011	111
German Euro BUND	Long	71	12/08/2011	59
German Euro BUXL	Long	25	12/08/2011	(32)
German Euro SCHATZ	Long	232	12/08/2011	54
Gold 100 Oz.	Long	20	12/28/2011	103
Hang Seng China Enterprises Index	Short	(45)	11/29/2011	(122)
Hang Seng Index	Short	(35)	11/29/2011	(147)
Henry Hub Natural Gas Swap	Short	(775)	11/28/2011	(157)
IBEX 35 Index	Short	(9)	11/18/2011	(26)
KOSPI 200 Index	Short	(4)	12/08/2011	(21)
Lean Hogs	Long	24	12/14/2011	(16)
MSCI Taiwan Index	Short	(48)	11/29/2011	(7)
NASDAQ 100 E-Mini Index	Long	107	12/16/2011	(24)
Nickel	Short	(39)	12/21/2011	(141)
Nickel	Long	10	12/21/2011	(139)
Nymex Heating Oil Pent	Long	36	11/29/2011	31
RBOB Gasoline Finance	Long	33	11/29/2011	(144)
Russell 2000 Mini Index	Long	24	12/16/2011	(57)
S&P 500 E-Mini Index	Long	66	12/16/2011	(77)
S&P Midcap 400 E-Mini	Long	31	12/16/2011	(44)
S&P TSE 60 Index	Short	(1)	12/15/2011	(5)
SGX CNX Nifty Index	Short	(264)	11/24/2011	(106)
SGX MSCI Singapore Index	Short	(60)	11/29/2011	(78)
Silver	Long	2	12/28/2011	7
Soybean	Short	(77)	01/13/2012	(6)
Soybean Meal	Short	(197)	12/14/2011	(27)
Soybean Oil	Short	(151)	12/14/2011	(10)
Sugar # 11	Long	55	02/29/2012	(140)
TOPIX Index	Short	(34)	12/09/2011	(52)
U.K. Long Gilt Bond	Long	61	12/28/2011	103
Wheat	Short	(127)	12/14/2011	365
WTI Bullet Swap Financial	Long	2	11/17/2011	1
Zinc	Short	(99)	12/21/2011	53

				$(2,031)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 202	Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS:

				Amount in U.S.	Net Unrealized
		Contracts		Dollars Bought	Appreciation
		Bought (Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Australian Dollar	RBS	1,213	12/21/2011	$1,225	$45
Australian Dollar	RBS	(1,165)	12/21/2011	(1,220)	(w )
Australian Dollar	RBS	(80)	12/21/2011	(84)	1
Australian Dollar	RBS	2,929	12/21/2011	3,109	(41)
Australian Dollar	RBS	(15,199)	12/21/2011	(15,504)	(413)
Australian Dollar	RBS	421	12/21/2011	405	35
Australian Dollar	RBS	1,365	12/21/2011	1,336	93
Australian Dollar	RBS	3,024	12/21/2011	3,132	35
Australian Dollar	RBS	2,294	12/21/2011	2,355	48
Australian Dollar	RBS	7,445	12/21/2011	7,789	8
Australian Dollar	RBS	(7,772)	12/21/2011	(7,858)	(282)
Australian Dollar	RBS	4,978	12/21/2011	5,172	41
Australian Dollar	RBS	5,672	12/21/2011	5,781	159
Australian Dollar	RBS	7,902	12/21/2011	7,962	313
Australian Dollar	RBS	4,689	12/21/2011	4,641	270
Australian Dollar	RBS	11,306	12/21/2011	11,581	259
Australian Dollar	RBS	120	12/21/2011	121	5
Australian Dollar	RBS	1,276	12/21/2011	1,306	30
Australian Dollar	RBS	13,016	12/21/2011	13,599	31
Australian Dollar	RBS	(13,130)	12/21/2011	(13,318)	(432)
Australian Dollar	RBS	(1,151)	12/21/2011	(1,116)	(89)
Brazilian Real	RBS	(1,300)	12/21/2011	(665)	(83)
Brazilian Real	RBS	800	12/21/2011	451	9
Brazilian Real	RBS	(560)	12/21/2011	(325)	2
Brazilian Real	RBS	(1,030)	12/21/2011	(592)	(1)
Brazilian Real	RBS	870	12/21/2011	508	(7)
Brazilian Real	RBS	500	12/21/2011	290	(2)
Brazilian Real	RBS	300	12/21/2011	163	10
Brazilian Real	RBS	(370)	12/21/2011	(218)	5
Brazilian Real	RBS	(200)	12/21/2011	(110)	(5)
Brazilian Real	RBS	(510)	12/21/2011	(291)	(2)
Brazilian Real	RBS	300	12/21/2011	169	4
Brazilian Real	RBS	300	12/21/2011	167	6
Brazilian Real	RBS	(1,550)	12/21/2011	(921)	29
Brazilian Real	RBS	2,290	12/21/2011	1,328	(10)
Brazilian Real	RBS	700	12/21/2011	388	15
Brazilian Real	RBS	(430)	12/21/2011	(248)	1
Canadian Dollar	RBS	4,646	12/21/2011	4,631	25
Canadian Dollar	RBS	39	12/21/2011	39	w
Canadian Dollar	RBS	(2,827)	12/21/2011	(2,835)	2
Canadian Dollar	RBS	3,624	12/21/2011	3,664	(32)
Canadian Dollar	RBS	(3,314)	12/21/2011	(3,268)	(53)
Canadian Dollar	RBS	1,801	12/21/2011	1,813	(8)
Canadian Dollar	RBS	4,749	12/21/2011	4,803	(44)
Canadian Dollar	RBS	25	12/21/2011	24	1
Canadian Dollar	RBS	(2,192)	12/21/2011	(2,208)	12
Canadian Dollar	RBS	(9,138)	12/21/2011	(9,149)	(8)
Canadian Dollar	RBS	(4,455)	12/21/2011	(4,305)	(160)
Canadian Dollar	RBS	(1,019)	12/21/2011	(991)	(30)
Canadian Dollar	RBS	5,326	12/21/2011	5,411	(74)
Canadian Dollar	RBS	(4,318)	12/21/2011	(4,179)	(148)
Canadian Dollar	RBS	6,318	12/21/2011	6,366	(35)
Canadian Dollar	RBS	7,374	12/21/2011	7,441	(52)
Canadian Dollar	RBS	(19,980)	12/21/2011	(19,403)	(618)
Chilean Peso	RBS	(80,000)	12/21/2011	(152)	(10)
Chilean Peso	RBS	60,000	12/21/2011	122	w
Chilean Peso	RBS	290,000	12/21/2011	613	(25)
Chilean Peso	RBS	(460,000)	12/21/2011	(868)	(66)
Chilean Peso	RBS	(40,000)	12/21/2011	(78)	(3)
Chilean Peso	RBS	30,000	12/21/2011	61	w
Colombian Peso	RBS	(620,000)	12/21/2011	(338)	6
Colombian Peso	RBS	(800,000)	12/21/2011	(428)	(1)
Colombian Peso	RBS	(130,000)	12/21/2011	(71)	1
Colombian Peso	RBS	(1,000,000)	12/21/2011	(514)	(22)
Colombian Peso	RBS	370,000	12/21/2011	205	(7)
Czech Republic Koruna	RBS	(10,000)	12/21/2011	(550)	(7)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 203	Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

				Amount in U.S.	Net Unrealized
		Contracts		Dollars Bought	Appreciation
		Bought (Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Czech Republic Koruna	RBS	(3,000)	12/21/2011	$(167)	$ (w )
Czech Republic Koruna	RBS	(38,000)	12/21/2011	(2,062)	(53)
Czech Republic Koruna	RBS	(12,500)	12/21/2011	(694)	(1)
Czech Republic Koruna	RBS	(2,700)	12/21/2011	(151)	1
Czech Republic Koruna	RBS	16,000	12/21/2011	892	(2)
Czech Republic Koruna	RBS	10,000	12/21/2011	555	2
Czech Republic Koruna	RBS	25,000	12/21/2011	1,436	(45)
Czech Republic Koruna	RBS	(10,000)	12/21/2011	(529)	(27)
Czech Republic Koruna	RBS	(21,000)	12/21/2011	(1,166)	(3)
Czech Republic Koruna	RBS	(60,500)	12/21/2011	(3,476)	109
Czech Republic Koruna	RBS	7,800	12/21/2011	438	(4)
Czech Republic Koruna	RBS	17,000	12/21/2011	933	13
Czech Republic Koruna	RBS	109,000	12/21/2011	6,064	3
Czech Republic Koruna	RBS	(50,000)	12/21/2011	(2,701)	(82)
Czech Republic Koruna	RBS	10,000	12/21/2011	554	3
Czech Republic Koruna	RBS	3,000	12/21/2011	168	(1)
Czech Republic Koruna	RBS	(52,100)	12/21/2011	(2,993)	93
Euro	RBS	(5,318)	12/21/2011	(7,239)	(117)
Euro	RBS	(10,447)	12/21/2011	(14,320)	(129)
Euro	RBS	5,178	12/21/2011	7,067	95
Euro	RBS	(3,470)	12/21/2011	(4,653)	(146)
Euro	RBS	323	12/21/2011	435	12
Euro	RBS	(16,274)	12/21/2011	(22,147)	(361)
Euro	RBS	(2,147)	12/21/2011	(2,904)	(66)
Euro	RBS	(6,486)	12/21/2011	(9,022)	51
Euro	RBS	643	12/21/2011	911	(22)
Euro	RBS	(8,695)	12/21/2011	(12,068)	42
Euro	RBS	36,182	12/21/2011	48,848	1,195
Euro	RBS	(6,505)	12/21/2011	(8,839)	(158)
Euro	RBS	(1,320)	12/21/2011	(1,839)	13
Euro	RBS	(3,178)	12/21/2011	(4,182)	(214)
Euro	RBS	15,490	12/21/2011	21,089	335
Euro	RBS	(32,063)	12/21/2011	(45,057)	710
Euro	RBS	(4,840)	12/21/2011	(6,622)	(72)
Euro	RBS	2,477	12/21/2011	3,449	(23)
Euro	RBS	323	12/21/2011	449	(3)
Euro	RBS	1,690	12/21/2011	2,289	49
Euro	RBS	(1,580)	12/21/2011	(2,142)	(43)
Euro	RBS	6,107	12/21/2011	8,424	22
Euro	RBS	(4,987)	12/21/2011	(7,018)	120
Euro	RBS	5,860	12/21/2011	8,158	(52)
Euro	RBS	790	12/21/2011	1,076	16
Euro	RBS	2,890	12/21/2011	3,948	50
Euro	RBS	2,745	12/21/2011	3,805	(9)
Euro	RBS	15,807	12/21/2011	21,703	160
Euro	RBS	340	12/21/2011	464	6
Euro	RBS	(1,250)	12/21/2011	(1,666)	(63)
Hungarian Forint	RBS	(120,000)	12/21/2011	(569)	27
Hungarian Forint	RBS	(50,000)	12/21/2011	(228)	2
Hungarian Forint	RBS	(110,000)	12/21/2011	(510)	14
Hungarian Forint	RBS	378,000	12/21/2011	1,803	(97)
Hungarian Forint	RBS	(40,000)	12/21/2011	(187)	6
Hungarian Forint	RBS	(270,000)	12/21/2011	(1,236)	18
Hungarian Forint	RBS	(40,000)	12/21/2011	(190)	10
Hungarian Forint	RBS	(40,000)	12/21/2011	(182)	2
Hungarian Forint	RBS	(90,000)	12/21/2011	(410)	4
Hungarian Forint	RBS	(60,000)	12/21/2011	(279)	8
Hungarian Forint	RBS	(70,000)	12/21/2011	(329)	13
Hungarian Forint	RBS	(10,000)	12/21/2011	(47)	1
Indian Rupee	RBS	(110,000)	12/21/2011	(2,262)	24
Indian Rupee	RBS	111,000	12/21/2011	2,212	47
Indian Rupee	RBS	(55,000)	12/21/2011	(1,137)	18
Indian Rupee	RBS	(30,000)	12/21/2011	(596)	(14)
Indian Rupee	RBS	1,000	12/21/2011	21	(1)
Indian Rupee	RBS	(23,000)	12/21/2011	(458)	(10)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 204	Annual Report 2011

Transamerica AQR Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

				Amount in U.S.	Net Unrealized
		Contracts		Dollars Bought	Appreciation
		Bought (Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000's)	Settlement Date	(000's)	(000's)

Indian Rupee	RBS	(5,000)	12/21/2011	$(102)	$ w
Indian Rupee	RBS	1,000	12/21/2011	20	w
Indian Rupee	RBS	30,000	12/21/2011	629	(18)
Indian Rupee	RBS	(90,000)	12/21/2011	(1,815)	(17)
Indian Rupee	RBS	(52,000)	12/21/2011	(1,045)	(14)
Indian Rupee	RBS	(31,000)	12/21/2011	(622)	(9)
Indian Rupee	RBS	12,000	12/21/2011	244	w
Indian Rupee	RBS	51,000	12/21/2011	1,015	23
Indian Rupee	RBS	(113,000)	12/21/2011	(2,370)	70
Indian Rupee	RBS	(29,000)	12/21/2011	(587)	(3)
Indian Rupee	RBS	(44,000)	12/21/2011	(890)	(6)
Indian Rupee	RBS	(74,000)	12/21/2011	(1,467)	(39)
Indian Rupee	RBS	(71,000)	12/21/2011	(1,439)	(6)
Indian Rupee	RBS	99,000	12/21/2011	2,015	(w )
Indian Rupee	RBS	(26,000)	12/21/2011	(546)	17
Indonesian Rupiah	RBS	800,000	12/21/2011	90	(w )
Indonesian Rupiah	RBS	(200,000)	12/21/2011	(21)	(1)
Indonesian Rupiah	RBS	1,200,000	12/21/2011	135	(1)
Indonesian Rupiah	RBS	24,700,000	12/21/2011	2,833	(57)
Indonesian Rupiah	RBS	(3,900,000)	12/21/2011	(403)	(35)
Indonesian Rupiah	RBS	(4,200,000)	12/21/2011	(452)	(20)
Indonesian Rupiah	RBS	(14,700,000)	12/21/2011	(1,630)	(22)
Israeli Shekel	RBS	(1,800)	12/21/2011	(484)	(11)
Israeli Shekel	RBS	(400)	12/21/2011	(107)	(3)
Israeli Shekel	RBS	1,200	12/21/2011	332	(1)
Israeli Shekel	RBS	(1,700)	12/21/2011	(460)	(8)
Israeli Shekel	RBS	1,700	12/21/2011	464	4
Israeli Shekel	RBS	600	12/21/2011	166	(1)
Israeli Shekel	RBS	(300)	12/21/2011	(81)	(2)
Israeli Shekel	RBS	(100)	12/21/2011	(27)	(w )
Israeli Shekel	RBS	(700)	12/21/2011	(189)	(4)
Israeli Shekel	RBS	(1,100)	12/21/2011	(295)	(8)
Japanese Yen	RBS	(81,116)	12/21/2011	(1,059)	21
Japanese Yen	RBS	(695,276)	12/21/2011	(9,021)	118
Japanese Yen	RBS	(104,000)	12/21/2011	(1,357)	26
Japanese Yen	RBS	(448,655)	12/21/2011	(5,881)	136
Japanese Yen	RBS	(103,000)	12/21/2011	(1,321)	2
Japanese Yen	RBS	(715,739)	12/21/2011	(9,241)	76
Japanese Yen	RBS	(187,000)	12/21/2011	(2,439)	45
Japanese Yen	RBS	2,542,745	12/21/2011	33,037	(478)
Japanese Yen	RBS	716,919	12/21/2011	9,283	(103)
Japanese Yen	RBS	329,870	12/21/2011	4,308	(84)
Japanese Yen	RBS	(812,324)	12/21/2011	(10,568)	166
Japanese Yen	RBS	763,752	12/21/2011	9,949	(170)
Japanese Yen	RBS	(203,000)	12/21/2011	(2,636)	36
Japanese Yen	RBS	(287,000)	12/21/2011	(3,707)	32
Japanese Yen	RBS	(1,266,728)	12/21/2011	(16,712)	491
Japanese Yen	RBS	(352,143)	12/21/2011	(4,612)	103
Japanese Yen	RBS	926,886	12/21/2011	11,971	(102)
Japanese Yen	RBS	37,000	12/21/2011	482	(8)
Japanese Yen	RBS	(307,635)	12/21/2011	(4,041)	102
Japanese Yen	RBS	499,394	12/21/2011	6,512	(117)
Japanese Yen	RBS	100,703	12/21/2011	1,311	(22)
Japanese Yen	RBS	1,339,713	12/21/2011	17,522	(367)
Japanese Yen	RBS	756,652	12/21/2011	9,936	(247)
Japanese Yen	RBS	376,777	12/21/2011	4,924	(99)
Japanese Yen	RBS	(558,937)	12/21/2011	(7,316)	159
Japanese Yen	RBS	228,543	12/21/2011	3,006	(80)
Japanese Yen	RBS	(863,555)	12/21/2011	(11,192)	134
Japanese Yen	RBS	395,114	12/21/2011	5,154	(95)
Japanese Yen	RBS	735,982	12/21/2011	9,606	(182)
Malaysian Ringgit	RBS	800	12/21/2011	254	6
Malaysian Ringgit	RBS	600	12/21/2011	200	(5)
Malaysian Ringgit	RBS	(2,700)	12/21/2011	(858)	(20)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 205	Annual Report 2011

Transamerica AQR Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

				Amount in U.S.	Net Unrealized
		Contracts		Dollars Bought	Appreciation
		Bought (Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000's)	Settlement Date	(000's)	(000's)

Malaysian Ringgit	RBS	9,000	12/21/2011	$2,944	$(19)
Malaysian Ringgit	RBS	1,000	12/21/2011	324	1
Malaysian Ringgit	RBS	(400)	12/21/2011	(126)	(4)
Malaysian Ringgit	RBS	(200)	12/21/2011	(64)	(1)
Malaysian Ringgit	RBS	1,900	12/21/2011	616	2
Malaysian Ringgit	RBS	300	12/21/2011	96	2
Malaysian Ringgit	RBS	(5,900)	12/21/2011	(1,930)	12
Malaysian Ringgit	RBS	1,400	12/21/2011	449	6
Malaysian Ringgit	RBS	(100)	12/21/2011	(32)	(1)
Malaysian Ringgit	RBS	(100)	12/21/2011	(32)	(1)
Malaysian Ringgit	RBS	1,500	12/21/2011	480	7
Malaysian Ringgit	RBS	(3,100)	12/21/2011	(1,002)	(6)
Malaysian Ringgit	RBS	(3,300)	12/21/2011	(1,068)	(5)
Malaysian Ringgit	RBS	(1,000)	12/21/2011	(315)	(10)
Malaysian Ringgit	RBS	(300)	12/21/2011	(94)	(4)
Mexican Peso	RBS	5,600	12/21/2011	418	w
Mexican Peso	RBS	21,600	12/21/2011	1,694	(81)
Mexican Peso	RBS	600	12/21/2011	45	(w )
Mexican Peso	RBS	2,200	12/21/2011	162	2
Mexican Peso	RBS	12,200	12/21/2011	924	(13)
Mexican Peso	RBS	(3,400)	12/21/2011	(265)	11
Mexican Peso	RBS	6,500	12/21/2011	483	3
Mexican Peso	RBS	(3,700)	12/21/2011	(283)	7
Mexican Peso	RBS	15,900	12/21/2011	1,177	10
Mexican Peso	RBS	(11,400)	12/21/2011	(874)	23
Mexican Peso	RBS	(400)	12/21/2011	(31)	1
Mexican Peso	RBS	(2,200)	12/21/2011	(165)	1
Mexican Peso	RBS	(500)	12/21/2011	(38)	w
Mexican Peso	RBS	5,100	12/21/2011	371	10
Mexican Peso	RBS	(42,800)	12/21/2011	(3,053)	(143)
Mexican Peso	RBS	(12,100)	12/21/2011	(885)	(18)
Mexican Peso	RBS	(4,100)	12/21/2011	(293)	(13)
Mexican Peso	RBS	(5,900)	12/21/2011	(422)	(19)
Mexican Peso	RBS	(3,000)	12/21/2011	(221)	(3)
New Zealand Dollar	RBS	1,857	12/21/2011	1,509	(13)
New Zealand Dollar	RBS	(4,834)	12/21/2011	(3,865)	(30)
New Zealand Dollar	RBS	(3,786)	12/21/2011	(3,102)	51
New Zealand Dollar	RBS	9,307	12/21/2011	7,570	(71)
New Zealand Dollar	RBS	1,422	12/21/2011	1,112	34
New Zealand Dollar	RBS	(712)	12/21/2011	(568)	(5)
New Zealand Dollar	RBS	(4,969)	12/21/2011	(3,933)	(71)
New Zealand Dollar	RBS	(1,099)	12/21/2011	(843)	(42)
New Zealand Dollar	RBS	(1,508)	12/21/2011	(1,161)	(54)
New Zealand Dollar	RBS	13,163	12/21/2011	10,921	(315)
New Zealand Dollar	RBS	(2,172)	12/21/2011	(1,721)	(29)
New Zealand Dollar	RBS	(29,718)	12/21/2011	(23,132)	(814)
New Zealand Dollar	RBS	(4,167)	12/21/2011	(3,290)	(67)
New Zealand Dollar	RBS	(10,332)	12/21/2011	(8,001)	(323)
New Zealand Dollar	RBS	29,766	12/21/2011	24,363	(380)
New Zealand Dollar	RBS	5,227	12/21/2011	4,295	(84)
New Zealand Dollar	RBS	(8,019)	12/21/2011	(6,009)	(452)
New Zealand Dollar	RBS	(1,941)	12/21/2011	(1,533)	(31)
New Zealand Dollar	RBS	(7,576)	12/21/2011	(5,898)	(206)
Norwegian Krone	RBS	22,578	12/21/2011	4,159	(115)
Norwegian Krone	RBS	2,251	12/21/2011	415	(12)
Norwegian Krone	RBS	(45,449)	12/21/2011	(7,947)	(194)
Norwegian Krone	RBS	119,636	12/21/2011	22,069	(641)
Norwegian Krone	RBS	(60,098)	12/21/2011	(10,304)	(460)
Norwegian Krone	RBS	20,596	12/21/2011	3,836	(147)
Norwegian Krone	RBS	30,314	12/21/2011	5,453	(24)
Norwegian Krone	RBS	3,765	12/21/2011	656	19
Norwegian Krone	RBS	47,662	12/21/2011	8,536	1
Norwegian Krone	RBS	12,316	12/21/2011	2,279	(73)
Norwegian Krone	RBS	20,773	12/21/2011	3,680	41
Norwegian Krone	RBS	(27,230)	12/21/2011	(4,771)	(106)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 206	Annual Report 2011

Transamerica AQR Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

				Amount in U.S.	Net Unrealized
		Contracts		Dollars Bought	Appreciation
		Bought (Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000's)	Settlement Date	(000's)	(000's)

Philippine Peso	RBS	15,000	12/21/2011	$347	$4
Philippine Peso	RBS	(23,000)	12/21/2011	(521)	(17)
Philippine Peso	RBS	136,000	12/21/2011	3,185	(2)
Philippine Peso	RBS	(20,000)	12/21/2011	(452)	(16)
Philippine Peso	RBS	(38,000)	12/21/2011	(866)	(23)
Philippine Peso	RBS	9,000	12/21/2011	208	3
Philippine Peso	RBS	(5,000)	12/21/2011	(114)	(3)
Philippine Peso	RBS	(36,000)	12/21/2011	(832)	(11)
Philippine Peso	RBS	(22,000)	12/21/2011	(507)	(8)
Philippine Peso	RBS	76,000	12/21/2011	1,761	18
Philippine Peso	RBS	(47,000)	12/21/2011	(1,067)	(33)
Philippine Peso	RBS	(66,000)	12/21/2011	(1,524)	(20)
Philippine Peso	RBS	27,000	12/21/2011	619	12
Philippine Peso	RBS	24,000	12/21/2011	566	(4)
Philippine Peso	RBS	61,000	12/21/2011	1,435	(8)
Philippine Peso	RBS	(29,000)	12/21/2011	(654)	(25)
Polish Zloty	RBS	(4,000)	12/21/2011	(1,313)	63
Polish Zloty	RBS	400	12/21/2011	127	(2)
Polish Zloty	RBS	(3,500)	12/21/2011	(1,091)	(3)
Polish Zloty	RBS	(300)	12/21/2011	(94)	(w )
Polish Zloty	RBS	1,000	12/21/2011	298	15
Polish Zloty	RBS	(2,600)	12/21/2011	(800)	(13)
Polish Zloty	RBS	1,800	12/21/2011	588	(25)
Polish Zloty	RBS	(3,900)	12/21/2011	(1,287)	68
Polish Zloty	RBS	(1,500)	12/21/2011	(457)	(12)
Polish Zloty	RBS	400	12/21/2011	129	(4)
Polish Zloty	RBS	(300)	12/21/2011	(93)	(1)
Polish Zloty	RBS	300	12/21/2011	90	4
Polish Zloty	RBS	900	12/21/2011	285	(3)
Pound Sterling	RBS	(5,585)	12/21/2011	(8,621)	(354)
Pound Sterling	RBS	794	12/21/2011	1,252	24
Pound Sterling	RBS	(1,290)	12/21/2011	(2,001)	(72)
Pound Sterling	RBS	1,260	12/21/2011	1,951	74
Pound Sterling	RBS	(400)	12/21/2011	(618)	(25)
Pound Sterling	RBS	(1,770)	12/21/2011	(2,767)	(77)
Pound Sterling	RBS	(1,795)	12/21/2011	(2,823)	(62)
Pound Sterling	RBS	(2,438)	12/21/2011	(3,880)	(37)
Pound Sterling	RBS	(1,038)	12/21/2011	(1,622)	(46)
Pound Sterling	RBS	6,760	12/21/2011	10,506	357
Pound Sterling	RBS	(90)	12/21/2011	(145)	1
Pound Sterling	RBS	801	12/21/2011	1,251	36
Pound Sterling	RBS	730	12/21/2011	1,141	32
Pound Sterling	RBS	(4,082)	12/21/2011	(6,521)	(38)
Pound Sterling	RBS	(4,666)	12/21/2011	(7,498)	(w )
Pound Sterling	RBS	4,158	12/21/2011	6,638	44
Pound Sterling	RBS	370	12/21/2011	593	2
Pound Sterling	RBS	(3,354)	12/21/2011	(5,348)	(42)
Pound Sterling	RBS	349	12/21/2011	549	12
Pound Sterling	RBS	1,090	12/21/2011	1,713	39
Pound Sterling	RBS	640	12/21/2011	1,011	18
Pound Sterling	RBS	270	12/21/2011	423	11
Pound Sterling	RBS	1,420	12/21/2011	2,246	36
Pound Sterling	RBS	(1,726)	12/21/2011	(2,717)	(57)
Pound Sterling	RBS	496	12/21/2011	793	5
Pound Sterling	RBS	447	12/21/2011	690	28
Pound Sterling	RBS	6,607	12/21/2011	10,538	79
Pound Sterling	RBS	(680)	12/21/2011	(1,075)	(18)
Republic of Korea Won	RBS	(280,000)	12/21/2011	(237)	(16)
Republic of Korea Won	RBS	640,000	12/21/2011	530	47
Republic of Korea Won	RBS	5,274,230	12/21/2011	4,714	41
Republic of Korea Won	RBS	60,000	12/21/2011	53	1
Republic of Korea Won	RBS	(4,610,000)	12/21/2011	(4,161)	4
Republic of Korea Won	RBS	500,000	12/21/2011	438	13
Republic of Korea Won	RBS	1,770,000	12/21/2011	1,565	31
Republic of Korea Won	RBS	1,370,000	12/21/2011	1,245	(10)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 207	Annual Report 2011

Transamerica AQR Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

				Amount in U.S.	Net Unrealized
		Contracts		Dollars Bought	Appreciation
		Bought (Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000's)	Settlement Date	(000's)	(000's)

Republic of Korea Won	RBS	(2,440,000)	12/21/2011	$(2,116)	$(84)
Republic of Korea Won	RBS	(860,000)	12/21/2011	(798)	22
Republic of Korea Won	RBS	170,000	12/21/2011	144	10
Republic of Korea Won	RBS	1,040,000	12/21/2011	939	(1)
Republic of Korea Won	RBS	610,000	12/21/2011	546	4
Republic of Korea Won	RBS	(1,850,000)	12/21/2011	(1,666)	(2)
Republic of Korea Won	RBS	640,000	12/21/2011	538	39
Republic of Korea Won	RBS	(440,000)	12/21/2011	(382)	(15)
Republic of Korea Won	RBS	(490,000)	12/21/2011	(419)	(22)
Republic of Korea Won	RBS	(650,000)	12/21/2011	(561)	(25)
Republic of Korea Won	RBS	(570,000)	12/21/2011	(490)	(24)
Republic of Korea Won	RBS	(600,000)	12/21/2011	(508)	(33)
Republic of Korea Won	RBS	330,000	12/21/2011	275	23
Republic of Korea Won	RBS	(1,430,000)	12/21/2011	(1,194)	(95)
Russian Ruble	RBS	20,000	12/21/2011	634	19
Russian Ruble	RBS	44,000	12/21/2011	1,378	59
Russian Ruble	RBS	11,000	12/21/2011	354	5
Russian Ruble	RBS	13,000	12/21/2011	396	29
Russian Ruble	RBS	(19,000)	12/21/2011	(584)	(37)
Russian Ruble	RBS	(21,000)	12/21/2011	(661)	(25)
Russian Ruble	RBS	10,000	12/21/2011	310	17
Russian Ruble	RBS	(16,000)	12/21/2011	(502)	(21)
Russian Ruble	RBS	53,000	12/21/2011	1,727	4
Russian Ruble	RBS	35,000	12/21/2011	1,139	4
Russian Ruble	RBS	30,000	12/21/2011	964	16
Russian Ruble	RBS	9,000	12/21/2011	285	9
Russian Ruble	RBS	(111,000)	12/21/2011	(3,388)	(239)
Russian Ruble	RBS	10,000	12/21/2011	304	23
Russian Ruble	RBS	(45,000)	12/21/2011	(1,476)	6
Russian Ruble	RBS	4,000	12/21/2011	131	w
Singapore Dollar	RBS	(430)	12/21/2011	(339)	(4)
Singapore Dollar	RBS	(2,350)	12/21/2011	(1,823)	(50)
Singapore Dollar	RBS	(100)	12/21/2011	(80)	w
Singapore Dollar	RBS	1,210	12/21/2011	931	33
Singapore Dollar	RBS	(1,150)	12/21/2011	(899)	(17)
Singapore Dollar	RBS	(100)	12/21/2011	(78)	(2)
Singapore Dollar	RBS	150	12/21/2011	118	1
Singapore Dollar	RBS	1,050	12/21/2011	853	(16)
Singapore Dollar	RBS	2,120	12/21/2011	1,617	73
Singapore Dollar	RBS	(3,680)	12/21/2011	(2,981)	48
Singapore Dollar	RBS	1,320	12/21/2011	1,026	26
Singapore Dollar	RBS	(760)	12/21/2011	(610)	4
Singapore Dollar	RBS	220	12/21/2011	182	(7)
Singapore Dollar	RBS	(530)	12/21/2011	(403)	(20)
Singapore Dollar	RBS	1,270	12/21/2011	1,004	8
Singapore Dollar	RBS	(360)	12/21/2011	(289)	2
Singapore Dollar	RBS	2,720	12/21/2011	2,138	30
Singapore Dollar	RBS	(960)	12/21/2011	(779)	13
Singapore Dollar	RBS	(1,010)	12/21/2011	(814)	9
Singapore Dollar	RBS	(300)	12/21/2011	(237)	(2)
Singapore Dollar	RBS	(1,030)	12/21/2011	(807)	(14)
Singapore Dollar	RBS	150	12/21/2011	119	1
Singapore Dollar	RBS	780	12/21/2011	600	22
Singapore Dollar	RBS	(2,750)	12/21/2011	(2,179)	(13)
South African Rand	RBS	1,800	12/21/2011	227	(2)
South African Rand	RBS	6,800	12/21/2011	829	21
South African Rand	RBS	(7,000)	12/21/2011	(901)	26
South African Rand	RBS	3,300	12/21/2011	424	(11)
South African Rand	RBS	(25,300)	12/21/2011	(3,404)	240
South African Rand	RBS	2,300	12/21/2011	288	(1)
South African Rand	RBS	(2,200)	12/21/2011	(271)	(4)
South African Rand	RBS	(1,300)	12/21/2011	(179)	16
South African Rand	RBS	300	12/21/2011	38	(w )
South African Rand	RBS	(2,100)	12/21/2011	(260)	(3)
South African Rand	RBS	(3,100)	12/21/2011	(416)	28
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 208	Annual Report 2011

Transamerica AQR Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

				Amount in U.S.	Net Unrealized
		Contracts		Dollars Bought	Appreciation
		Bought (Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000's)	Settlement Date	(000's)	(000's)

South African Rand	RBS	11,200	12/21/2011	$1,386	$14
South African Rand	RBS	(1,100)	12/21/2011	(139)	1
South African Rand	RBS	(16,200)	12/21/2011	(2,075)	50
South African Rand	RBS	(100)	12/21/2011	(13)	w
South African Rand	RBS	200	12/21/2011	24	1
South African Rand	RBS	(6,800)	12/21/2011	(817)	(33)
South African Rand	RBS	(2,000)	12/21/2011	(267)	17
Swedish Krona	RBS	19,190	12/21/2011	2,974	(38)
Swedish Krona	RBS	36,995	12/21/2011	5,496	165
Swedish Krona	RBS	59,171	12/21/2011	9,252	(198)
Swedish Krona	RBS	66,385	12/21/2011	10,417	(259)
Swedish Krona	RBS	6,023	12/21/2011	921	1
Swedish Krona	RBS	(51,154)	12/21/2011	(7,571)	(256)
Swedish Krona	RBS	31,194	12/21/2011	4,710	63
Swedish Krona	RBS	53,277	12/21/2011	7,887	265
Swedish Krona	RBS	(14,430)	12/21/2011	(2,164)	(44)
Swedish Krona	RBS	3,360	12/21/2011	501	13
Swedish Krona	RBS	(130,182)	12/21/2011	(19,274)	(646)
Swedish Krona	RBS	12,550	12/21/2011	1,876	45
Swedish Krona	RBS	8,491	12/21/2011	1,227	72
Swedish Krona	RBS	45,705	12/21/2011	6,962	31
Swedish Krona	RBS	22,203	12/21/2011	3,362	36
Swedish Krona	RBS	(73,685)	12/21/2011	(10,723)	(551)
Swedish Krona	RBS	45,820	12/21/2011	7,160	(149)
Swiss Franc	RBS	6,608	12/21/2011	7,564	(29)
Swiss Franc	RBS	(6,608)	12/21/2011	(7,688)	153
Taiwan Dollar	RBS	35,000	12/21/2011	1,177	(6)
Taiwan Dollar	RBS	10,000	12/21/2011	332	3
Taiwan Dollar	RBS	31,000	12/21/2011	1,064	(26)
Taiwan Dollar	RBS	(204,000)	12/21/2011	(6,932)	105
Taiwan Dollar	RBS	31,000	12/21/2011	1,028	10
Taiwan Dollar	RBS	39,000	12/21/2011	1,300	5
Taiwan Dollar	RBS	(1,000)	12/21/2011	(33)	(w )
Taiwan Dollar	RBS	10,000	12/21/2011	335	(w )
Taiwan Dollar	RBS	(15,000)	12/21/2011	(495)	(7)
Taiwan Dollar	RBS	(49,000)	12/21/2011	(1,628)	(12)
Taiwan Dollar	RBS	13,000	12/21/2011	425	10
Taiwan Dollar	RBS	33,000	12/21/2011	1,105	(w )
Taiwan Dollar	RBS	(21,000)	12/21/2011	(697)	(6)
Taiwan Dollar	RBS	(26,000)	12/21/2011	(871)	1
Taiwan Dollar	RBS	(30,000)	12/21/2011	(1,026)	22
Taiwan Dollar	RBS	(17,000)	12/21/2011	(562)	(7)
Taiwan Dollar	RBS	31,000	12/21/2011	1,016	21
Taiwan Dollar	RBS	(43,000)	12/21/2011	(1,421)	(19)
Taiwan Dollar	RBS	(31,000)	12/21/2011	(1,028)	(9)
Turkish Lira	RBS	830	12/21/2011	463	1
Turkish Lira	RBS	(800)	12/21/2011	(436)	(11)
Turkish Lira	RBS	200	12/21/2011	113	(1)
Turkish Lira	RBS	(500)	12/21/2011	(268)	(11)
Turkish Lira	RBS	(1,700)	12/21/2011	(910)	(40)
Turkish Lira	RBS	2,400	12/21/2011	1,323	19
Turkish Lira	RBS	(9,220)	12/21/2011	(5,076)	(78)
Turkish Lira	RBS	(200)	12/21/2011	(107)	(5)
Turkish Lira	RBS	(300)	12/21/2011	(164)	(3)
Turkish Lira	RBS	100	12/21/2011	55	w
Turkish Lira	RBS	990	12/21/2011	544	9
Turkish Lira	RBS	(2,100)	12/21/2011	(1,126)	(48)
Turkish Lira	RBS	1,300	12/21/2011	689	38
Turkish Lira	RBS	(600)	12/21/2011	(325)	(10)
Turkish Lira	RBS	500	12/21/2011	280	(1)
Turkish Lira	RBS	4,300	12/21/2011	2,409	(6)
Turkish Lira	RBS	(500)	12/21/2011	(270)	(10)
Turkish Lira	RBS	60	12/21/2011	34	(w )
Turkish Lira	RBS	1,300	12/21/2011	696	31

	RBS				$(6,528)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 209	Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures(1)
Counterparty	(000’s)	(000’s)	(000’s)

MLC	$(52)	$240	$188
MYC	(119)	—	(119)
RBS	(6,530)	7,870	1,340
BRC	254	180	434

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Π	Aggregate cost for federal income tax purposes is $242,127. Net and gross unrealized depreciation for tax purposes is $5,408.

(A)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

β	Cash in the amount of $8,290 has been segregated by the custodian for the benefit of the broker for open swaps contracts.

γ	Cash in the amount of $20,138 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

┌	Contract amounts are not in thousands.

♦	Amount rounds to less than 1.
DEFINITIONS:

BRC	Barclays Bank PLC
MLC	Merrill Lynch Capital Services
MYC	Morgan Stanley Capital Services
RBS	Royal Bank of Scotland PLC
VALUATION SUMMARY (all amounts in thousands): Э

Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Investment Companies	$221,885	$—	$—	$221,885

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011

Total Return Swap Agreements—Appreciation	$—	$258	$—	$258
Total Return Swap Agreements—Depreciation	—	(177)	—	(177)
Futures Contracts—Appreciation	4,556		—	4,556
Futures Contracts—Depreciation	(6,587)	—	—	(6,587)
Forward Contracts—Appreciation	—	10,020	—	10,020
Forward Contracts—Depreciation	—	(16,548)	—	(16,548)

Total	$(2,031)	$(6,447)	$—	$(8,478)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 210	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT OBLIGATIONS — 8.1%
United States — 8.1%
U.S. Treasury Bond
2.13%, 08/15/2021^	$1,081	$1,077
U.S. Treasury Note
0.63%, 07/31/2012	1,335	1,340
1.38%, 09/30/2018^	2,297	2,264
1.75%, 10/31/2018	270	272
2.25%, 01/31/2015 γ	3,133	3,311
2.25%, 03/31/2016^	4,210	4,472
2.38%, 02/28/2015	3,198	3,395
2.50%, 03/31/2015	3,777	4,030
2.63%, 08/15/2020	5,669	5,964
3.50%, 05/15/2020	7,067	7,959

Total U.S. Government Obligations (cost $32,423)		34,084

FOREIGN GOVERNMENT OBLIGATIONS — 9.0%
Australia — 1.6%
Australia Government Bond
4.75%, 11/15/2012	AUD 1,453	1,541
5.50%, 12/15/2013^	1,200	1,306
5.75%, 04/15/2012 — 05/15/2021	3,337	3,714
Brazil — 1.6%
Brazil Notas do Tesouro Nacional
6.00%, 05/15/2015	BRL 845	1,056
10.00%, 01/01/2017 — 01/01/2021	10,327	5,616
Canada — 0.3%
Canadian Government Bond
3.50%, 06/01/2020	CAD 586	646
4.00%, 06/01/2016	455	507
Germany — 2.1%
Bundesrepublik Deutschland
3.50%, 07/04/2019	EUR 2,510	3,909
4.25%, 07/04/2017	3,110	4,977
Hong Kong — 0.5%
Hong Kong Government Bond
1.67%, 03/24/2014	HKD 1,550	206
1.69%, 12/22/2014	2,100	280
2.03%, 03/18/2013	7,850	1,036
3.51%, 12/08/2014	4,200	592
4.13%, 02/22/2013	2,650	359
Korea, Republic of — 0.0% ∞
Export-Import Bank of Korea
4.13%, 09/09/2015	$191	196
Korea Development Bank
4.38%, 08/10/2015	167	174
Malaysia — 0.5%
Malaysia Government Bond
2.51%, 08/27/2012	MYR 6,293	2,048
Republic of Malaysia
3.46%, 07/31/2013	217	71
New Zealand — 0.0% ∞
Republic of New Zealand
4.50%, 02/15/2016	NZD 145	194
Poland — 0.2%
Republic of Poland
3.00%, 08/24/2016	PLN 2,224	703
Turkey — 0.2%
Republic of Turkey
4.00%, 04/01/2020	TRY 404	245
10.00%, 01/09/2013	273	154
10.50%, 01/15/2020	756	451

Ukraine — 0.0% ∞
Republic of Ukraine
6.88%, 09/23/2015 — 144A	110	104
United Kingdom — 2.0%
United Kingdom Gilt
4.00%, 09/07/2016	GBP389	705
4.25%, 12/07/2040	938	1,739
4.75%, 03/07/2020	2,773	5,332
Vietnam — 0.0% ∞
Socialist Republic of Vietnam
6.75%, 01/29/2020 — Reg S	$200	202

Total Foreign Government Obligations (cost $35,830)		38,063

MORTGAGE-BACKED SECURITY — 0.1%
United States — 0.1%
Banc of America Large Loan, Inc.
Series 2010-HLTN, Class HLTN
1.99%, 11/15/2015 — 144A *	610	555
Total Mortgage — Backed Security (cost $548)

PREFERRED CORPORATE DEBT SECURITIES — 0.2%
United Kingdom — 0.2%
Lloyds TSB Bank PLC
13.00%, 01/21/2029 Ž	GBP500	860
United States — 0.0% ∞
JPMorgan Chase Capital XXV
6.80%, 10/01/2037	$36	36

Total Preferred Corporate Debt Securities (cost $931)		896

CORPORATE DEBT SECURITIES — 2.8%
Argentina — 0.0% ∞
Empresa Distribuidora Y Comercializadora Norte
9.75%, 10/25/2022 — 144A	73	59
Australia — 0.1%
TFS Corp. Ltd
11.00%, 07/15/2018 — 144A	515	522
Brazil — 0.1%
Hypermarcas SA
6.50%, 04/20/2021 — 144A ^	170	165
OGX Petroleo e Gas Participacoes SA
8.50%, 06/01/2018 — 144A	540	534
Canada — 0.1%
Viterra, Inc.
5.95%, 08/01/2020 — 144A	370	385
Cayman Islands — 0.1%
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.35%, 06/30/2021 — 144A^	289	301
Chile — 0.1%
Inversiones Alsacia SA
8.00%, 08/18/2018 — 144A	353	277
Czech Republic — 0.0% ∞
Hyundai Motor Manufacturing Czech S.R.O.
4.50%, 04/15/2015 — 144A	148	153
Guernsey, Channel Islands — 0.1%
Credit Suisse Group Guernsey I, Ltd.
7.88%, 02/24/2041 — Reg S *	300	293
Ireland — 0.0% ∞
Bank of Ireland Mortgage Bank
3.25%, 06/22/2015	EUR 50	53
4.63%, 09/16/2014	58	66
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 211	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

Korea, Republic of — 0.2%
Hana Bank
4.50%, 10/30/2015 — 144A	$134	$137
Hyundai Capital Services, Inc.
4.38%, 07/27/2016 — 144A	200	203
Korea Electric Power Corp.
5.13%, 04/23/2034 — Reg S	579	617
7.95%, 04/01/2096 *	448	328
Luxembourg — 0.3%
Capsugel FinanceCo S.C.A.
9.88%, 08/01/2019 — 144A	EUR 100	141
Evraz Group SA
9.50%, 04/24/2018 — 144A	$125	135
Intelsat Jackson Holdings SA
7.50%, 04/01/2021 — 144A	309	311
TNK-BP Finance SA
6.63%, 03/20/2017 — 144A	302	323
7.50%, 07/18/2016 — 144A	100	111
Malaysia — 0.3%
Johor Corp.
1.00%, 07/31/2012 §	MYR 2,896	1,265
Mexico — 0.2%
BBVA Bancomer SA
6.50%, 03/10/2021 — 144A	$174	173
Petroleos Mexicanos
6.00%, 03/05/2020	242	269
Singapore — 0.2%
Bumi Investment Pte, Ltd.
10.75%, 10/06/2017 — 144A	244	253
Yanlord Land Group, Ltd.
9.50%, 05/04/2017 — 144A	270	231
Switzerland — 0.1%
Credit Suisse
10.25%, 07/17/2022	IDR 2,171,600	315
UBS AG
4.88%, 08/04/2020	$293	301
United States — 0.9%
Ally Financial, Inc.
4.50%, 02/11/2014	248	242
BAC Capital Trust XI
6.63%, 05/23/2036	130	107
Building Materials Corp., of America
6.88%, 08/15/2018 — 144A	111	115
Calpine Corp.
7.50%, 02/15/2021 — 144A	73	77
7.88%, 07/31/2020 — 144A	177	189
Calpine Corp. Escrow
8.75%, 07/15/2013 Ə	2,142	♦
CF Industries Holdings, Inc.
7.13%, 05/01/2020	113	132
Consol Energy, Inc.
8.00%, 04/01/2017	448	491
DaVita, Inc.
6.38%, 11/01/2018	166	168
6.63%, 11/01/2020	148	149
Deutsche Bank Capital Funding Trust VII
5.63%, 01/29/2049 — 144A * Ž	27	21
DJO Finance LLC
9.75%, 10/15/2017	50	41
EH Holding Corp.
6.50%, 06/15/2019 — 144A	48	49
7.63%, 06/15/2021 — 144A	89	92
Ford Motor Credit Co., LLC
6.63%, 08/15/2017	112	123
7.00%, 04/15/2015	100	109
Hertz Corp.
7.50%, 10/15/2018	21	22
HSBC Finance Corp.
6.68%, 01/15/2021	97	99
Linn Energy LLC
7.75%, 02/01/2021	214	228
Morgan Stanley
3.80%, 04/29/2016^	275	266
NRG Energy, Inc.
8.25%, 09/01/2020	110	114
Phibro Animal Health Corp.
9.25%, 07/01/2018 — 144A	52	48
Reliance Holdings USA, Inc.
4.50%, 10/19/2020 — 144A	294	285
SunGard Data Systems, Inc.
7.38%, 11/15/2018	241	246
Texas Industries, Inc.
9.25%, 08/15/2020	367	334
Valeant Pharmaceuticals International, Inc.
6.75%, 10/01/2017 — 144A	114	114

Total Corporate Debt Securities (cost $11,465)		11,782

CONVERTIBLE BONDS — 4.1%
Bermuda — 0.0% ∞
Celestial Nutrifoods, Ltd.
Zero Coupon, 06/12/2011 Џ §	SGD 1,400	33
Canada — 0.2%
Daylight Energy, Ltd.
6.25%, 12/31/2014	CAD 223	245
Petrobakken Energy, Ltd.
3.13%, 02/08/2016 — Reg S	$700	616
Cayman Islands — 0.4%
China Milk Products Group, Ltd.
Zero Coupon, 01/05/2012 §	600	120
FU JI Food and Catering Services Holdings, Ltd.
Zero Coupon, 10/18/2010 Џ §	CNY 2,700	64
Pyrus, Ltd.
7.50%, 12/20/2015 — 144A §	500	494
Zeus Cayman
Zero Coupon, 08/19/2013	JPY 70,000	883
Zeus Cayman II
1.59%, 08/18/2016 ▲ §	24,000	296
China — 0.1%
China Petroleum & Chemical Corp.
3.21%, 04/24/2014 ▲	HKD 3,540	510
India — 0.5%
REI Agro, Ltd.
5.50%, 11/13/2014 — 144A §	640	610
Suzlon Energy, Ltd.
Zero Coupon, 06/12/2012	275	349
Zero Coupon, 07/25/2014 §	342	295
25.75%, 10/11/2012 ▲	300	345
Tata Steel, Ltd.
1.00%, 09/05/2012	200	239
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 212	Annual Report 2011

Transamerica BkackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Principal (000’s)	Value (000’s)

Jersey, Channel Islands — 0.5%
Aldar Funding, Ltd.
5.77%, 11/10/2011	$225	$224
Dana Gas Sukuk, Ltd.
7.50%, 10/31/2012 ^	1,940	1,639
Luxembourg — 0.0% ∞
Subsea 7 SA
2.25%, 10/11/2013	100	116
Malaysia — 0.1%
IOI Capital Bhd
Zero Coupon, 12/18/2011	445	579
Paka Capital, Ltd.
3.87%, 03/12/2013 ▲	200	197
Netherlands — 0.3%
Bio City Development Co. B.V.
8.00%, 07/06/2018 — 144A §	1,200	1,200
Singapore — 1.0%
Capitaland, Ltd.
2.10%, 11/15/2016	SGD500	390
2.95%, 06/20/2022	1,250	928
3.13%, 03/05/2018	1,250	1,023
Keppel Land, Ltd.
2.50%, 06/23/2013	200	160
Olam International, Ltd.
6.00%, 10/15/2016	$500	599
Wilmar International, Ltd.
Zero Coupon, 12/18/2012	300	376
Yanlord Land Group, Ltd.
5.85%, 07/13/2014	SGD250	199
Ying Li International Real Estate, Ltd.
4.00%, 03/03/2015 §	750	508
United Kingdom — 0.1%
Anglo American PLC
4.00%, 05/07/2014 — Reg S	$100	146
Essar Energy PLC
4.25%, 02/01/2016	500	357
United States — 0.9%
Advanced Micro Devices, Inc.
6.00%, 05/01/2015	399	391
Amylin Pharmaceuticals, Inc.
3.00%, 06/15/2014	336	301
Electronic Arts, Inc.
0.75%, 07/15/2016 — 144A ^	395	402
Gilead Sciences, Inc.
0.63%, 05/01/2013	435	514
1.63%, 05/01/2016	29	33
Hologic, Inc.
2.00%, 12/15/2037 * ^	727	772
LAM Research Corp.
1.25%, 05/15/2018 — 144A	25	25
Mylan, Inc.
3.75%, 09/15/2015	409	661
SM Energy Co.
3.50%, 04/01/2027	232	363

Total Convertible Bonds (cost $17,690)		17,202

LOAN ASSIGNMENTS — 0.4%
Mexico — 0.1%
Financiera URBI, S.A.
3.49%, 04/12/2012 §	330	325
United States — 0.3%
Obsidian Natural Gas Trust
7.00%, 11/02/2015 * § Δ	1,063	1,063
Vodafone Americas Finance, Tranche B 6.25%, 07/11/2016 Ə §	374	374

Total Loan Assignments (cost $1,757)		1,762

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS — 0.7%
Malaysia — 0.3%
Bank Negara Malaysia Monetary Notes
3.02%, 03/01/2012 ▲ Δ	MYR4,038	1,304
Mexico — 0.2%
Mexico Cetes
4.58%, 02/09/2012 ▲	MXN11,088	822
Singapore — 0.2%
Singapore Treasury Bill
0.30%, 02/02/2012 ▲	SGD993	791

Total Short-Term Foreign Government Obligations (cost $2,985)		2,917

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS — 6.9%
U.S. Treasury Bill
0.00%, 01/05/2012 — 01/12/2012 ^ ▲	$5,755	5,755
0.01%, 12/01/2011 — 02/23/2012 ^ ▲	14,095	14,094
0.02%, 03/01/2012 ^ ▲	3,770	3,770
0.02%, 03/08/2012 ▲	600	600
0.03%, 03/15/2012 — 03/22/2012 ^ ▲	5,025	5,025

Total Short-Term U.S. Government Obligations (cost $29,244)		29,244

	Shares	Value (000’s)

CONVERTIBLE PREFERRED STOCKS — 0.1%
Bermuda — 0.0% ∞
Bunge, Ltd., 4.88%	740	73
United States — 0.1%
Crown Castle International Corp., 6.25%	1,830	106
Wells Fargo & Co., 7.50%	185	195

Total Convertible Preferred Stocks (cost $344)		374

PREFERRED STOCKS — 1.7%
Brazil — 0.5%
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, 1.10% ▲	19,008	725
Itau Unibanco Holding SA, 3.09% ▲	16,900	322
Usinas Siderurgicas de Minas Gerais SA,
2.88% ▲	9,000	62
Vale SA, 7.07% ▲	28,500	677
Germany — 0.2%
Volkswagen AG, 1.78% ▲	5,890	1,025
Switzerland — 0.0% ∞
UBS AG, 9.38% ^	12,850	202
United Kingdom — 0.1%
HSBC Holdings PLC, 8.00% ^	13,400	359
United States — 0.9%
Chesapeake Energy Corp., 5.75% — 144A	933	1,129
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 213	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

United States (continued)
Citigroup Capital XIII, 7.88% *	12,232	$329
General Motors Co., 4.75%	12,950	538
GMAC Capital Trust I, 8.13% *	26,000	546
Health Care REIT, Inc., 6.50%	5,650	285
Omnicare Capital Trust II, 4.00%	3,800	160
PPL Corp., 8.75%	5,800	317
PPL Corp., 9.50%	5,700	324
SandRidge Energy, Inc., 7.00% — 144A	2,400	284
Wachovia Capital Trust IV, 6.38%^	1,075	27

Total Preferred Stocks (cost $6,819)		7,311

COMMON STOCKS — 63.0%
Argentina — 0.0% ∞;
Banco Macro SA ADR	1,700	34
Cresud SACIF y A ADR	4,500	52
IRSA Inversiones y Representaciones SA ADR	5,400	54
Pampa Energia SA ADR^	5,500	69
Telecom Argentina SA ADR^	1,700	34
Australia — 1.2%
Asciano, Ltd.	123,700	198
BHP Billiton, Ltd.	46,889	1,835
CSL, Ltd.	13,554	408
Newcrest Mining, Ltd.	37,223	1,316
Orica, Ltd.	6,900	187
Rio Tinto, Ltd.	14,792	1,062
Telstra Corp., Ltd.	68,446	222
Woodside Petroleum, Ltd.	4,900	187
Austria — 0.0% ∞
Telekom Austria AG	7,696	87
Belgium — 0.0% ∞
RHJ International — 144A ‡	17,100	83
RHJ International ‡	36,300	175
Bermuda — 0.8%
Arch Capital Group, Ltd. ‡ ^	6,200	223
Axis Capital Holdings, Ltd.	1,456	46
Cheung Kong Infrastructure Holdings, Ltd.	40,300	216
China Resources Gas Group, Ltd.	144,000	209
Cosan, Ltd. — Class A	47,800	574
Endurance Specialty Holdings, Ltd.	7,102	264
Freescale Semiconductor Holdings I, Ltd. ‡ ^	33,400	441
Marvell Technology Group, Ltd. ‡ ■	16,110	225
Noble Group, Ltd. ^	69,405	85
Platinum Underwriters Holdings, Ltd. ^	3,389	117
RenaissanceRe Holdings, Ltd. ^	3,412	232
Validus Holdings, Ltd.	5,061	138
VimpelCom, Ltd. ADR	24,200	266
Brazil — 1.4%
All America Latina Logistica SA	19,530	97
Cia Energetica de Minas Gerais ADR ^	11,563	197
Cyrela Brazil Realty SA Empreendimentos e Participacoes	37,700	329
Hypermarcas SA	95,200	512
MRV Engenharia e Participacoes SA	44,200	312
OGX Petroleo e Gas Participacoes SA ‡	18,400	152
Petroleo Brasileiro SA — Class A ADR	100,452	2,539
Qualicorp SA ‡	29,300	268
SLC Agricola SA	30,400	302
Telefonica Brasil SA ADR	38,630	1,121
Canada — 2.9%
Agnico-Eagle Mines, Ltd.	12,300	534
Alamos Gold, Inc.^	23,650	438
Barrick Gold Corp.	26,385	1,306
BCE, Inc.	1,100	44
Brookfield Asset Management, Inc. — Class A^	11,500	334
Canadian Natural Resources, Ltd.	15,300	541
Canadian Pacific Railway, Ltd.	11,694	723
Detour Gold Corp. ‡	9,500	315
Eldorado Gold Corp.	54,127	1,017
Goldcorp, Inc.	43,859	2,142
Iamgold Corp.	45,725	983
Katanga Mining, Ltd. ‡ ^	54,082	77
Kinross Gold Corp.	59,834	855
Magna International, Inc. — Class A^	1,000	38
Osisko Mining Corp.‡	22,200	268
Potash Corp., of Saskatchewan, Inc.	8,560	405
Rogers Communications, Inc. — Class B	9,400	342
Silver Wheaton Corp.	19,200	664
Sino-Forest Corp. — Class A‡Ə^	20,700	28
Suncor Energy, Inc.	19,425	619
Talisman Energy, Inc.	18,870	268
Teck Resources, Ltd. — Class B	910	36
TELUS Corp.	3,170	171
Valeant Pharmaceuticals International, Inc.■	4,600	182
Viterra, Inc.	5,100	52
Cayman Islands — 0.1%
Chaoda Modern Agriculture Holdings, Ltd. Ə	1,090,190	154
Haitian International Holdings, Ltd.	86,800	77
Herbalife, Ltd.	1,200	75
Mindray Medical International, Ltd. ADR^	2,200	60
Mongolian Mining Corp. ‡	116,000	103
Tianjin Port Development Holdings, Ltd.	1,103,100	157
Yuanda China Holdings, Ltd. ‡	1,119,800	162
Zhongsheng Group Holdings, Ltd.	127,000	225
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA ADR	3,800	222
China — 0.4%
China BlueChemical, Ltd.	259,800	205
China Life Insurance Co., Ltd. ADR	4,202	163
China Shenhua Energy Co., Ltd. — Class H	54,952	251
China Telecom Corp., Ltd.	278,300	171
CSR Corp., Ltd.	87,200	52
Dongfang Electric Corp., Ltd.	76,700	237
Dongfeng Motor Group Co., Ltd. — Class H	77,000	126
Guangshen Railway Co., Ltd.	338,500	118
Guangzhou Automobile Group Co., Ltd.	183,586	183
Huaneng Power International, Inc. — Class H	356,100	159
Jiangsu Expressway Co., Ltd. — Class H	147,200	126
Ping An Insurance Group Co. — Class H	18,238	135
Shanghai Electric Group Co., Ltd. — Class H	541,300	239
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 214	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

China (continued)
Shanghai Pharmaceuticals Holding Co., Ltd. ‡	105,000	$200
Sinopharm Group Co., Ltd. — Class H	126,100	339
Xiamen International Port Co., Ltd. — Class H	43,900	6
Egypt — 0.1%
Telecom Egypt Co.	98,268	245
France — 1.2%
ATOS	2,200	106
BNP Paribas SA	8,670	387
Cie Generale D’optique Essilor International SA	9,401	679
France Telecom SA	20,167	363
GDF Suez	4,200	118
LVMH Moet Hennessy Louis Vuitton SA	3,560	589
Sanofi	7,640	547
Sanofi ADR	1,261	45
Technip SA	1,860	176
Total SA	18,116	945
Total SA ADR ^	18,400	962
Vivendi SA	10,870	243
Germany — 2.1%
Allianz SE	4,536	505
BASF SE	24,270	1,771
Bayer AG	11,881	757
Bayerische Motoren Werke AG	4,310	350
Beiersdorf AG	1,060	61
Daimler AG	11,800	599
Deutsche Bank AG	5,650	234
Deutsche Telekom AG	41,700	530
Deutsche Telekom AG ADR ^	2,300	29
Fresenius Medical Care AG & Co., KGaA	11,262	820
Infineon Technologies AG	35,790	322
Kabel Deutschland Holding AG ‡	6,130	348
Lanxess AG	7,550	441
Muenchener Rueckversicherungs AG	1,620	217
Siemens AG	15,010	1,573
SMA Solar Technology AG ^	1,200	72
Guernsey, Channel Islands — 0.0% ∞
Amdocs, Ltd. ‡	1,736	52
Hong Kong — 1.1%
AIA Group, Ltd.	52,500	161
Beijing Enterprises Holdings, Ltd.	168,220	934
Cheung Kong Holdings, Ltd.	21,500	266
China Mobile, Ltd.	30,000	285
China Resources Power Holdings Co., Ltd.	160,000	285
China Unicom, Ltd.	110,400	222
Hutchison Whampoa, Ltd.	37,800	345
Link Real Estate Investment Trust	218,467	750
Tianjin Development Holdings, Ltd. ‡	718,300	331
Wharf Holdings, Ltd.	55,277	294
India — 0.6%
Adani Enterprises, Ltd.	30,600	299
Adani Power, Ltd. ‡	137,501	247
Bharat Heavy Electricals, Ltd.	78,700	510
Housing Development Finance Corp.	48,420	681
Larsen & Toubro, Ltd.	6,200	178
Reliance Industries, Ltd.	24,070	430
State Bank of India	8,570	333
Indonesia — 0.1%
Bumi Resources PT	1,210,301	316
Telekomunikasi Indonesia PT	138,300	115
Ireland — 0.5%
Accenture PLC — Class A	1,032	62
Covidien PLC	6,212	292
Seagate Technology PLC ^ ■	21,900	354
XL Group PLC — Class A	50,790	1,104
Israel — 0.2%
Check Point Software Technologies, Ltd. ‡	1,100	63
Teva Pharmaceutical Industries, Ltd. ADR ■	23,880	975
Italy — 0.4%
Assicurazioni Generali SpA	7,520	135
ENI SpA	41,020	907
Fiat Industrial SpA ‡	26,200	228
Intesa Sanpaolo SpA	151,910	268
Telecom Italia SpA	106,440	132
Japan — 7.4%
Aisin Seiki Co., Ltd.	6,930	219
Asahi Kasei Corp.	44,800	266
Astellas Pharma, Inc.	5,900	216
Bridgestone Corp.	14,100	331
Canon, Inc.	17,364	788
Daihatsu Motor Co., Ltd. ^	17,780	313
Daiwa House Industry Co., Ltd.	16,970	213
Denso Corp.	9,370	288
East Japan Railway Co.	17,223	1,044
Fanuc Corp.	2,350	380
Fuji Heavy Industries, Ltd.	108,420	688
Futaba Industrial Co., Ltd. ^	16,300	104
Hitachi Chemical Co., Ltd. ^	14,200	252
Hitachi, Ltd.	43,300	232
Honda Motor Co., Ltd.	22,282	666
Hoya Corp. ^	24,289	531
INPEX Corp.	146	964
JGC Corp.	24,910	703
JSR Corp. ^	9,900	189
KDDI Corp.	101	740
Kinden Corp.	16,600	136
Kirin Holdings Co., Ltd.	34,100	417
Komatsu, Ltd. ^	11,600	287
Kubota Corp. ^	83,584	689
Kuraray Co., Ltd. ^	23,930	335
Kyowa Hakko Kirin Co., Ltd.	31,180	351
Marubeni Corp.	60,100	350
Mitsubishi Corp.	58,620	1,205
Mitsubishi Tanabe Pharma Corp.	12,000	208
Mitsubishi UFJ Financial Group, Inc. ^	89,320	388
Mitsui & Co., Ltd.	69,532	1,015
Mitsui Fudosan Co., Ltd.	10,500	175
Mitsui O.S.K. Lines, Ltd. ^	33,140	128
MS&AD Insurance Group Holdings	28,017	549
Murata Manufacturing Co., Ltd. ^	7,050	394
NGK Insulators, Ltd.	13,900	160
Nippon Building Fund, Inc. REIT	12	116
Nippon Electric Glass Co., Ltd. ^	23,600	212
Nippon Telegraph & Telephone Corp.	14,830	761
NKSJ Holdings, Inc.	19,299	386
NTT DoCoMo, Inc.	927	1,647
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 215	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Japan (continued)
NTT Urban Development Corp. ^	55	$38
Okumura Corp. ^	58,300	230
Rinnai Corp. ^	3,980	297
ROHM Co., Ltd. ^	4,860	248
Sekisui House, Ltd.	10,900	98
Shin-Etsu Chemical Co., Ltd.	19,476	1,000
Shionogi & Co., Ltd.	6,620	90
Sony Financial Holdings, Inc. ^	11,500	191
Sumitomo Chemical Co., Ltd. ^	181,920	671
Sumitomo Electric Industries, Ltd.	12,800	142
Sumitomo Mitsui Financial Group, Inc.	10,180	285
Suzuki Motor Corp.	48,662	1,033
TDK Corp. ^	5,520	225
Terumo Corp.	4,850	246
Toda Corp.	56,900	202
Toho Co., Ltd. ^	9,881	170
Tokio Marine Holdings, Inc.	44,900	1,071
Tokyo Gas Co., Ltd.	125,370	540
Toyota Industries Corp.	25,037	704
Toyota Motor Corp.	12,170	404
UBE Industries, Ltd.	125,000	366
West Japan Railway Co.	8,200	347
Yahoo! Japan Corp. ^	700	225
Yamada Denki Co., Ltd. ^	3,800	273
Jersey, Channel Islands — 0.5%
Glencore International PLC ^	30,300	212
Polyus Gold International, Ltd. GDR ‡	189,050	620
Randgold Resources, Ltd. ADR ^	7,100	778
Vallares PLC ‡ Ə	27,200	435
Kazakhstan — 0.1%
KazMunaiGas Exploration Production GDR	30,500	519
Korea, Republic of — 0.7%
Cheil Industries, Inc.	2,500	221
Hyundai Motor Co.	2,200	443
KT Corp.	1,400	47
KT Corp. ADR	18,540	309
KT&G Corp.	6,010	377
LG Corp.	3,600	211
Mando Corp.	500	86
POSCO	600	208
POSCO ADR	2,700	232
Samsung Electronics Co., Ltd.	1,250	1,076
Samsung Fine Chemicals Co., Ltd.	3,100	149
SK Telecom Co., Ltd.	382	51
Luxembourg — 0.1%
Millicom International Cellular SA	600	66
Tenaris SA ADR ^	6,745	215
Malaysia — 0.5%
Axiata Group Bhd	508,512	804
British American Tobacco Malaysia Bhd ‡	10,100	152
IOI Corp., Bhd	47,398	81
Plus Expressways Bhd	240,981	347
Telekom Malaysia Bhd	387,524	534
YTL Power International Bhd	494,305	306
Mexico — 0.1%
America Movil SAB de CV ADR	22,900	582
Fomento Economico Mexicano
SAB de CV ADR	2,500	168
Netherlands — 0.3%
ASML Holding NV	5,500	231
CNH Global NV ‡ ^	1,300	48
ING Groep NV ‡	22,900	197
Koninklijke Philips Electronics NV	26,580	553
Lyondellbasell Industries NV — Class A	1,300	43
Unilever NV	3,400	117
Unilever NV — CVA	9,320	322
Netherland Antilles — 0.2%
Schlumberger, Ltd.	20,080	1,474
Norway — 0.2%
DnB NOR ASA ‡	36,900	427
Statoil ASA	19,780	502
Telenor ASA	5,210	93
Panama — 0.1%
McDermott International, Inc. ‡	22,342	245
Philippines — 0.0% ∞
Philippine Long Distance Telephone Co. ADR	3,100	172
Poland — 0.0% ∞
Powszechny Zaklad Ubezpieczen SA	600	64
Portugal — 0.0% ∞
Zon Multimedia	33,200	103
Russian Federation — 0.7%
Federal Hydrogenerating Co. JSC Δ	1,697,146	60
Federal Hydrogenerating Co. JSC ADR	179,167	675
Kuzbassrazrezugol	435,660	111
LSR Group — 144A GDR	60,800	291
Magnitogorsk Iron & Steel Works GDR	31,500	194
Novorossiysk Commercial Sea Port PJSC GDR	30,812	249
Rosneft Oil Co. GDR	58,600	415
Sberbank of Russian Federation	343,300	942
Uralkali OJSC GDR	800	34
Singapore — 0.5%
Capitaland, Ltd.	164,150	353
DBS Group Holdings, Ltd.	17,770	174
Fraser and Neave, Ltd. ^	83,300	406
Global Logistic Properties, Ltd. — Class L ‡	108,300	151
Keppel Corp., Ltd.	71,111	532
MobileOne, Ltd.	94,830	185
Oversea-Chinese Banking Corp. ^	76,190	510
Raffles Medical Group, Ltd.	73,200	130
SembCorp Marine, Ltd. ^	43,010	143
Singapore Press Holdings, Ltd. ^	44,080	136
Singapore Telecommunications, Ltd.	220,350	557
United Overseas Bank, Ltd.	9,970	135
South Africa — 0.0% ∞
AngloGold Ashanti, Ltd. ADR	2,000	90
Harmony Gold Mining Co., Ltd. ADR	9,900	130
Life Healthcare Group Holdings, Ltd.	75,600	183
Spain — 0.3%
Banco Santander SA	21,662	183
Repsol YPF SA	11,350	342
Telefonica SA	30,819	655
Telefonica SA ADR ^	5,800	124
Sweden — 0.0% ∞
Nordea Bank AB	5,200	47
SKF AB — Class B	5,900	131
Swedbank AB — Class A	7,500	105
Switzerland — 1.7%
ACE, Ltd. ■	17,446	1,259
Cie Financiere Richemont SA	4,000	227
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 216	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

Switzerland (continued)
Garmin, Ltd. ^	1,573	$54
Nestle SA	21,967	1,270
Novartis AG	14,098	794
Roche Holding AG	3,165	519
Swisscom AG	1,010	407
TE Connectivity, Ltd.	3,132	111
Transocean, Ltd.	8,482	485
UBS AG ‡	19,520	247
Weatherford International, Ltd. ‡	18,646	289
Zurich Financial Services AG ‡	1,251	288
Taiwan — 0.6%
Cheng Shin Rubber Industry Co., Ltd.	78,000	178
Chunghwa Telecom Co., Ltd.	87,116	291
Chunghwa Telecom Co., Ltd. ADR ^	17,086	575
Far Eas Tone Telecommunications Co., Ltd.	144,000	236
High Tech Computer Corp.	24,825	558
Hon Hai Precision Industry Co., Ltd.	59,046	162
Taiwan Semiconductor Manufacturing Co., Ltd.	147,888	360
Yulon Motor Co., Ltd.	120,000	252
Thailand — 0.3%
Hana Microelectronics PCL	61,858	33
PTT PCL	29,197	291
PTT Global Chemical PCL ‡	228,637	487
Siam Commercial Bank PCL	100,875	385
Turkey — 0.4%
Bim Birlesik Magazalar AS	7,900	240
Tupras Turkiye Petrol Rafinerileri AS	9,762	220
Turk Telekomunikasyon AS	52,580	223
Turkcell Iletisim Hizmetleri As	23,747	117
Turkiye Garanti Bankasi AS	70,936	249
United Kingdom — 2.7%
Amlin PLC	13,600	63
Anglo American PLC	12,100	444
Antofagasta PLC	30,000	558
AstraZeneca PLC ADR	900	43
BG Group PLC	72,100	1,563
BP PLC	78,369	577
BP PLC ADR	16,100	711
British American Tobacco PLC	6,206	285
British Sky Broadcasting Group PLC	7,300	82
BT Group PLC — Class A	190,300	574
Diageo PLC ADR	12,438	1,030
GlaxoSmithKline PLC ADR ^	1,400	63
Guinness Peat Group PLC	299,904	150
HSBC Holdings PLC	108,928	951
International Power PLC	147,100	798
Lloyds TSB Group PLC ‡	367,016	190
National Grid PLC	94,000	935
Petropavlovsk PLC	5,200	61
Rio Tinto PLC	10,700	579
Royal Dutch Shell PLC — Class A ADR	9,651	684
SSE PLC	36,600	791
Unilever PLC	5,986	201
Unilever PLC ADR ^	3,700	125
Vodafone Group PLC	265,422	737
Vodafone Group PLC ADR	16,461	458
United States — 32.4%
3M Co.	6,800	537
Abbott Laboratoriesm	14,627	788
Activision Blizzard, Inc. ■	66,200	886
Adobe Systems, Inc. ‡	6,800	200
AES Corp. ‡ ■	45,797	514
Aetna, Inc.	23,860	950
Agilent Technologies, Inc. ‡	13,500	500
Albemarle Corp.	900	48
Alcoa, Inc. ^	65,400	704
Alliance Data Systems Corp. ‡	600	61
Alliance Resource Partners, LP	3,173	241
Allstate Corp.	4,416	116
Altera Corp.	1,400	53
Altria Group, Inc.	16,862	465
American Eagle Outfitters, Inc.	38,200	501
American Electric Power Co., Inc.	7,772	305
American Tower Corp. — Class A ‡	9,950	548
American Water Works Co., Inc.	8,472	259
Ameriprise Financial, Inc.	900	42
AmerisourceBergen Corp. — Class A ^	9,934	405
Amgen, Inc.	1,116	64
Anadarko Petroleum Corp.	9,193	722
Analog Devices, Inc.	1,300	48
Apache Corp.	5,733	571
Apple, Inc. ‡ ■	11,501	4,654
Arrow Electronics, Inc. ‡	1,300	47
AT&T, Inc.	88,892	2,604
Autodesk, Inc. ‡	1,300	45
Autoliv, Inc. ^	600	35
Baker Hughes, Inc.	4,200	244
Ball Corp.	1,400	48
Bank of America Corp.	137,419	939
Bank of New York Mellon Corp.	42,018	894
Baxter International, Inc.	900	49
Becton, Dickinson and Co.	700	55
Biogen Idec, Inc. ‡	808	94
BMC Software, Inc. ‡	1,269	44
Boeing Co.	13,498	887
BorgWarner, Inc. ‡ ^	3,300	252
Bristol-Myers Squibb Co.	50,173	1,585
CA, Inc.	33,260	720
Calpine Corp. ‡ ^ ■	25,600	388
Capital One Financial Corp. ^	1,100	50
Cardinal Health, Inc.	1,259	56
Celgene Corp. ‡	3,900	253
CenturyLink, Inc. ^	15,672	553
Chevron Corp.	28,966	3,042
Chubb Corp. ^	7,210	483
CIGNA Corp.	7,510	333
Cimarex Energy Co. ^	600	38
Cisco Systems, Inc. ■	96,998	1,797
Citigroup, Inc.	55,466	1,752
CMS Energy Corp. ^	13,373	278
CNA Financial Corp.	1,200	32
Coach, Inc.	900	59
Coca-Cola Co.	5,068	346
Coca-Cola Enterprises, Inc.	1,900	51
Cognizant Technology Solutions Corp. — Class A ‡	2,004	146
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 217	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

United States (continued)
Colgate-Palmolive Co. ■	8,424	$761
Comcast Corp. — Class A	51,268	1,202
Computer Sciences Corp. ^	1,688	53
ConAgra Foods, Inc.	7,460	189
ConocoPhillips	7,440	518
Consol Energy, Inc. ^	48,070	2,055
Consolidated Edison, Inc. ^	5,000	289
Constellation Brands, Inc. — Class A ‡	6,110	124
Constellation Energy Group, Inc.	1,100	44
Corning, Inc. ■	109,510	1,565
Coventry Health Care, Inc. ‡	1,500	48
Crown Holdings, Inc. ‡	5,586	189
CVS Caremark Corp.	18,268	663
DaVita, Inc. ‡	5,149	360
Dell, Inc. ‡ ■	35,381	559
Devon Energy Corp.	6,969	453
Diamond Offshore Drilling, Inc. ^	1,000	66
DISH Network Corp. — Class A ‡	5,580	135
Dominion Resources, Inc.	5,600	289
Dow Chemical Co. ^	19,392	541
Dr. Pepper Snapple Group, Inc. ^	3,537	132
E.I. du Pont de Nemours & Co.	13,332	641
Eastman Chemical Co. ^	1,200	47
eBay, Inc. ‡	9,809	312
Edison International	1,300	53
El Paso Corp. ■	52,011	1,301
Electronic Arts, Inc. ‡ ■	18,230	426
Eli Lilly & Co.	6,535	243
EMC Corp. ‡ ■	29,491	723
Entergy Corp.	4,542	314
EOG Resources, Inc. ■	4,000	358
Exelon Corp. ^	12,237	543
Expedia, Inc. ^	1,270	33
Exxon Mobil Corp.	63,820	4,983
Fidelity National Financial, Inc. — Class A ^	29,480	455
Fidelity National Information Services, Inc.	967	25
First Solar, Inc. ‡	4,600	229
Fluor Corp.	900	51
FMC Corp.	14,077	1,111
Ford Motor Co. ‡ ^	51,100	597
Freeport-McMoRan Copper & Gold, Inc.	14,476	583
General Dynamics Corp.	6,500	417
General Electric Co.	141,830	2,371
General Mills, Inc. ■	16,028	618
General Motors Co. ‡	23,900	618
Gilead Sciences, Inc. ‡	11,991	500
Goldman Sachs Group, Inc.	9,640	1,055
Google, Inc. — Class A ‡ ■	3,636	2,155
Halliburton Co.	19,542	730
Harris Corp. ^	879	33
HCA Holdings, Inc. ‡	18,100	424
Healthsouth Corp. ‡ ^	13,205	233
Helmerich & Payne, Inc. ^	900	48
Hess Corp.	7,261	454
Hewlett-Packard Co.	32,875	875
HJ Heinz Co. ^	3,594	192
Hologic, Inc. ‡	24,916	402
Humana, Inc.	6,946	590
Intel Corp. ■	47,365	1,162
International Business Machines Corp.	19,287	3,562
International Game Technology	15,947	281
International Paper Co.	6,610	184
Intuit, Inc.	1,100	59
ITC Holdings Corp.	3,000	218
Johnson & Johnson	40,061	2,580
Johnson Controls, Inc.	8,400	277
JPMorgan Chase & Co.	62,310	2,166
KBR, Inc.	14,382	401
Kinetic Concepts, Inc. ‡ ^	900	62
KLA-Tencor Corp. ^	1,100	52
Kraft Foods, Inc. — Class A ■	30,346	1,067
Kroger Co.	2,300	53
L-3 Communications Holdings, Inc. ^	600	41
LAM Research Corp. ‡	1,000	43
Lear Corp.	1,500	70
Lexmark International, Inc. — Class A ‡ ^	594	19
Liberty Global, Inc. ‡ ^	1,400	56
Life Technologies Corp. ‡	9,267	377
Limited Brands, Inc.	1,817	78
Lincoln National Corp. ^	1,800	34
Lorillard, Inc.	2,585	286
Macy’s, Inc.	1,500	46
Marathon Oil Corp.	18,275	476
Marathon Petroleum Corp.	20,637	741
Mastercard, Inc. — Class A	1,100	382
Mattel, Inc. ^	13,207	373
McDonald’s Corp.	5,617	521
McGraw-Hill Cos., Inc.	1,400	60
McKesson Corp.	6,458	527
Mead Johnson Nutrition Co. — Class A ■	12,244	880
MeadWestvaco Corp.	1,729	48
Medco Health Solutions, Inc. ‡	9,211	505
Medtronic, Inc.	21,778	757
Merck & Co., Inc.	45,243	1,561
MetLife, Inc.	8,528	300
MetroPCS Communications, Inc. ‡	13,300	113
Mettler-Toledo International, Inc. ‡ ^	1,555	239
Microsoft Corp.	140,286	3,737
Molson Coors Brewing Co. — Class B ^	1,100	47
Morgan Stanley	41,593	734
Motorola Mobility Holdings, Inc. ‡	8,700	338
Motorola Solutions, Inc.	5,737	269
Murphy Oil Corp. ^	700	39
Mylan, Inc. ‡	22,333	437
National Oilwell Varco, Inc.	17,859	1,274
Newmont Mining Corp.	29,255	1,955
Nextera Energy, Inc. ^	15,854	895
NII Holdings, Inc. ‡	1,000	24
Northern Trust Corp.	5,900	239
NRG Energy, Inc. ‡ ■	12,280	263
Occidental Petroleum Corp.	18,206	1,692
Oracle Corp. ■	92,670	3,037
PACCAR, Inc.	11,800	510
Pall Corp.	3,103	159
Parker Hannifin Corp.	600	49
PerkinElmer, Inc. ^	10,067	208
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 218	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

		Value
	Shares	(000’s)

United States (continued)
Perrigo Co. ^	4,000	$361
Pfizer, Inc.	106,559	2,052
PG&E Corp.	9,397	403
Philip Morris International, Inc.	11,891	830
Polycom, Inc. ‡ ■	21,690	359
PPG Industries, Inc. ^	600	52
PPL Corp.	17,100	502
Praxair, Inc.	2,337	238
Precision Castparts Corp.	3,320	542
Principal Financial Group, Inc.	4,046	104
Procter & Gamble Co.	16,256	1,040
Progressive Corp.	9,540	181
Prudential Financial, Inc.	4,500	244
Pulte Group, Inc. ‡ ^	44,700	232
QEP Resources, Inc.	22,300	793
QUALCOMM, Inc.	34,997	1,806
Quicksilver Resources, Inc. ‡ ^	46,900	361
Ralph Lauren Corp. — Class A	400	64
Reinsurance Group of America, Inc. — Class A ^	900	47
Ross Stores, Inc.	508	45
Ryder System, Inc.	955	49
SanDisk Corp. ‡ ■	8,694	441
Sara Lee Corp. ■	44,698	796
Simon Property Group, Inc. REIT ^	2,400	308
SM Energy Co. ■	7,762	644
Southern Co. ■	19,850	858
Spirit Aerosystems Holdings, Inc. — Class A ‡ ^	20,611	352
St. Joe Co. ‡ ^	73,153	1,049
State Street Corp.	18,888	763
Symantec Corp. ‡ ■	26,272	447
Teradata Corp. ‡	1,541	92
Texas Instruments, Inc.	15,518	477
Thermo Fisher Scientific, Inc. ‡	8,474	426
Time Warner Cable, Inc.	4,173	266
Torchmark Corp. ^	1,249	51
Travelers Cos., Inc.	15,725	918
U.S. Bancorp	38,439	984
Union Pacific Corp.	14,887	1,482
United Technologies Corp. ■	9,884	771
UnitedHealth Group, Inc.	11,920	572
Unum Group ^	1,202	29
Urban Outfitters, Inc. ‡ ^	1,400	38
Valero Energy Corp.	21,409	527
Vanguard Health Systems, Inc. ‡	10,900	106
Verizon Communications, Inc.	34,873	1,290
Viacom, Inc. — Class B	7,201	316
Visa, Inc. — Class A	6,200	578
Walgreen Co.	1,300	43
Wal-Mart Stores, Inc.	24,918	1,414
Walt Disney Co.	13,000	453
Waters Corp. ‡	5,451	437
WellPoint, Inc.	14,012	966
Wells Fargo & Co.	48,524	1,257
Western Digital Corp. ‡ ■	9,418	251
Western Union Co.	2,400	42
Whiting Petroleum Corp. ‡ ^ ■	17,200	801
Wyndham Worldwide Corp.	1,200	40
Xerox Corp.	47,025	385

Total Common Stocks (cost $246,870)		265,465

INVESTMENT COMPANIES — 2.6%
Cayman Islands — 0.0% ∞
Dragon Capital — Vietnam Enterprise Investments, Ltd.	51,468	113
Vinaland, Ltd.	132,200	96
United States — 2.6%
Energy Select Sector SPDR Fund ^	12,985	904
ETFS Physical Palladium Shares ‡	3,900	250
ETFS Platinum Trust ‡	3,300	523
iShares Silver Trust ‡ ^	3,500	117
SPDR Gold Shares ‡	52,882	8,849

Total Investment Companies (cost $7,715)		10,852

WARRANTS — 0.0% ∞
Australia — 0.0% ∞
TFS Corp., Ltd. ‡
Expiration: 07/15/2018
Exercise Price: AUD1.28	190,550	♦
Canada — 0.0% ∞
Kinross Gold Corp. ‡ Ə
Expiration: 09/03/2013
Exercise Price: $32.00	9,602	10
United States — 0.0% ∞
Ford Motor Co. ‡
Expiration: 01/01/2013
Exercise Price: $9.20	43,117	145

Total Warrants (cost $235)		155

	Notional
	Amount	Value
	(000’s)	(000’s)

PURCHASED OPTIONS — 0.1%
Call Options — 0.1%

Citi TAIEX Index	$2	13
Call Strike $290.81
Expires 12/21/2012

Citi TAIEX Index	2	13
Call Strike $301.94
Expires 12/19/2012

DAX Price Index	♦	63
Call Strike $3319.87
Expires 09/21/2012

Euro	1,219	6
Call Strike $1.30
Expires 12/19/2011 Ə

MSCI Europe Excluding United Kingdom Index	11	7
Call Strike $104.71
Expires 06/15/2012

MSCI Europe Excluding United Kingdom Index	5	5
Call Strike $102.90
Expires 06/15/2012 Ə

MSCI Europe Excluding United Kingdom Index	15	23
Call Strike $99.43
Expires 07/12/2012
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 219	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Notional
	Amount		Value
	(000’s)		(000’s)

Call Options (continued)
MSCI Europe Excluding United Kingdom Index		$7		$51
Call Strike $86.70
Expires 09/21/2012
S&P 500 Index		1		20
Call Strike $1,373.88
Expires 02/10/2012
S&P 500 Index		♦		16
Call Strike $1,355.00
Expires 02/24/2012 Ə
S&P 500 Index		♦		16
Call Strike $1,282.00
Expires 02/24/2012 Ə
S&P 500 Index		1		♦
Call Strike $1,379.67
Expires 03/16/2012
Taiwan TAIEX Index		3		♦
Call Strike $9,000.00
Expires 12/21/2011
Taiwan TAIEX Index		2		9
Call Strike $9,047.46
Expires 09/19/2012
Taiwan TAIEX Index		2		7
Call Strike $9,041.74
Expires 09/19/2012
Taiwan TAIEX Index		2		15
Call Strike $8,818.93
Expires 03/20/2013
Taiwan TAIEX Index		2		20
Call Strike $8,807.55
Expires 06/19/2013
Taiwan TAIEX Index		1		8
Call Strike $8,807.55
Expires 09/18/2013
Taiwan TAIEX Index		1		11
Call Strike $8,646.24
Expires 09/18/2013
Taiwan TAIEX Index		3		26
Call Strike $8,646.11
Expires 12/18/2013
TOPIX Index		JPY115		24
Call Strike $825.55
Expires 06/08/2012
TOPIX Index		135		29
Call Strike $825.00
Expires 06/08/2012
Put Options — 0.0% ∞
DAX Index	EUR ♦			1
Put Strike $4,900.00
Expires 11/18/2011
DAX Index		♦		8
Put Strike $5,700.00
Expires 11/18/2011
Ibovespa Index		$ ♦		14
Put Strike $5,2978.00
Expires 02/15/2012
KOSPI 200 Index		3,300		9
Put Strike $230.71
Expires 12/08/2011
Russell 2000 Index		1		16
Put Strike $662.24
Expires 12/16/2011
Russell 2000 Index		1		20
Put Strike $664.34
Expires 12/30/2011
Russell 2000 Index		1		35
Put Strike $641.52
Expires 03/16/2012
S&P 500 Index		2		4
Put Strike $1,075.00
Expires 11/19/2011
S&P 500 Index		7		24
Put Strike $1,100.00
Expires 11/19/2011
S&P 500 Index		2		12
Put Strike $1,125.00
Expires 11/19/2011
S&P 500 Index		2		15
Put Strike $1,170.00
Expires 11/19/2011
S&P 500 Index		2		2
Put Strike $990.00
Expires 11/19/2011
S&P 500 Index		4		7
Put Strike $1,050.00
Expires 11/19/2011
S&P 500 Index		2		16
Put Strike $1,150.00
Expires 11/19/2011
S&P 500 Index		0		6
Put Strike $1,200.00
Expires 11/19/2011
S&P 500 Index		4		44
Put Strike $1,175.00
Expires 11/19/2011

Total Purchased Options (cost $1,708)				615

		Value
	Shares	(000’s)
SECURITIES LENDING COLLATERAL — 11.0%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	46,288,515	46,289
Total Securities Lending Collateral (cost $46,289)

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT — 0.0% ∞
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $61 on 11/01/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 08/01/2026, with a value of $63.	$61	61
Total Repurchase Agreement (cost $61)

Total Investment Securities (cost $442,914) П		467,627
Other Assets and Liabilities — Net		(45,401)

Net Assets		$422,226

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 220	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Notional
	Amount	Value
	(000’s)	(000’s)
WRITTEN OPTIONS — (0.5%) Ж
Call Options — (0.2%)
ACE, Ltd.	$(3)	$(6)
Call Strike $75.00
Expires 01/21/2012
Activision Blizzard, Inc.	(11)	(23)
Call Strike $12.50
Expires 01/19/2013
AES Corp.	(4)	(2)
Call Strike $12.00
Expires 02/18/2012
AES Corp.	(3)	(3)
Call Strike $11.00
Expires 01/21/2012
Apple, Inc.	(3)	(112)
Call Strike $450.00
Expires 01/19/2013
Beiersdorf AG	(1)	(1)
Call Strike $48.00
Expires 03/16/2012
Calpine Corp.	(3)	(3)
Call Strike $15.00
Expires 01/21/2012
China Unicom Hong Kong, Ltd.	(42)	(1)
Call Strike $18.19
Expires 11/30/2011
China Unicom Hong Kong, Ltd.	(39)	(2)
Call Strike $17.46
Expires 12/29/2011
Cisco Systems, Inc.	(9)	(17)
Call Strike $20.00
Expires 01/19/2013
Cisco Systems, Inc.	(14)	(23)
Call Strike $17.50
Expires 01/21/2012
Colgate-Palmolive Co.	(3)	(9)
Call Strike $92.50
Expires 01/21/2012
Corning, Inc.	(9)	(20)
Call Strike $15.00
Expires 01/19/2013
Corning, Inc.	(46)	(56)
Call Strike $17.50
Expires 01/19/2013
Dell, Inc.	(9)	(29)
Call Strike $15.00
Expires 01/19/2013
El Paso Corp.	(6)	(38)
Call Strike $19.00
Expires 01/21/2012
Electronic Arts, Inc.	(9)	(15)
Call Strike $30.00
Expires 01/19/2013
EMC Corp.	(6)	(20)
Call Strike $25.00
Expires 01/19/2013
EOG Resources, Inc.	(3)	(8)
Call Strike $100.00
Expires 01/21/2012
General Mills, Inc.	(7)	(4)
Call Strike $42.00
Expires 04/21/2012
Google, Inc.	(1)	(69)
Call Strike $590.00
Expires 01/19/2013
Ibovespa Index	(♦ )	(19)
Call Strike $61,334.30
Expires 02/15/2012
Kraft Foods, Inc.	(16)	(28)
Call Strike $34.00
Expires 01/20/2012
Kraft Foods, Inc. Class A	(14)	(18)
Call Strike $35.00
Expires 01/21/2012
Mead Johnson Nutrition Co.	(6)	(4)
Call Strike $75.00
Expires 11/19/2011
MSCI Europe Excluding United
Kingdom Index	(15)	(1)
Call Strike $113.85
Expires 07/12/2012
Nikkei 225 Index	(♦ )	(♦ )
Call Strike $10,996.49
Expires 11/18/2011
NRG Energy, Inc.	(2)	(2)
Call Strike $24.00
Expires 03/17/2012
NRG Energy, Inc.	(2)	(1)
Call Strike $24.00
Expires 01/21/2012
Oracle Corp.	(17)	(111)
Call Strike $30.00
Expires 01/19/2013
PG&E Corp.	(1)	(2)
Call Strike $43.00
Expires 01/20/2012
Polycom, Inc.	(5)	(2)
Call Strike $32.50 Ə
Expires 01/21/2012
Russell 2000 Index	(1)	(46)
Call Strike $715.62
Expires 12/16/2011
Russell 2000 Index	(1)	(63)
Call Strike $748.89
Expires 03/16/2012
Russell 2000 Index	(1)	(48)
Call Strike $718.57
Expires 12/30/2011
SanDisk Corp.	(1)	(3)
Call Strike $50.00
Expires 01/21/2012
SanDisk Corp.	(6)	(62)
Call Strike $50.00
Expires 01/19/2013
Sara Lee Corp.	(45)	(22)
Call Strike $19.00
Expires 01/21/2012
Seagate Technology	(6)	(14)
Call Strike $17.50
Expires 01/19/2013
Seagate Technology PLC	(7)	(8)
Call Strike $17.50
Expires 01/21/2012
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 221	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Notional
	Amount	Value
	(000’s)	(000’s)
Call Options (continued)
SM Energy Co.	$(3)	$(5)
Call Strike $90.00
Expires 11/19/2011
Southern Co.	(2)	(3)
Call Strike $42.00
Expires 01/21/2012
Symantec Corp.	(19)	(16)
Call Strike $17.50
Expires 01/21/2012
TE Connectivity, Ltd.	(1)	(2)
Call Strike $38.00
Expires 01/21/2012
Teva Pharmaceutical Industries, Ltd. ADR	(6)	(14)
Call Strike $47.50
Expires 01/19/2013
Unilever NV	(962)	(15)
Call Strike $26.00
Expires 06/15/2012
United Technologies Corp.	(7)	(20)
Call Strike $80.00
Expires 01/21/2012
Valeant Pharmaceuticals International, Inc.	(3)	(2)
Call Strike $50.00
Expires 01/21/2012
Whiting Petroleum Corp.	(5)	(9)
Call Strike $55.00
Expires 01/21/2012
Put Options — (0.3%)
American Eagle Outfitters, Inc.	(30)	(29)
Put Strike $12.00
Expires 03/16/2012
American Eagle Outfitters, Inc.	(12)	(9)
Put Strike $11.75
Expires 03/16/2012
Beiersdorf AG	(3)	(2)
Put Strike $38.00
Expires 01/20/2012	(5)	(2)
Beiersdorf AG
Put Strike $38.00
Expires 12/16/2011
Citi TAIEX Index	(2)	(44)
Put Strike $243.41
Expires 12/21/2012
Citi TAIEX Index	(2)	(54)
Put Strike $252.72
Expires 12/19/2012
Cme Group, Inc.	(♦ )	(2)
Put Strike $250.00
Expires 01/21/2012
DAX Index	(♦ )	(6)
Put Strike $5,300.00
Expires 11/18/2011
DAX Price Index	(♦ )	(26)
Put Strike $3,003.69
Expires 09/21/2012
Ibovespa Index	(♦ )	(6)
Put Strike $47,680.20
Expires 02/15/2012
Kospi 200 Index	(♦ )	(2)
Put Strike $208.00
Expires 12/08/2011
MSCI Europe Excluding United Kingdom Index	(11)	(176)
Put Strike $99.84
Expires 06/15/2012
MSCI Europe Excluding United Kingdom Index	(15)	(169)
Put Strike $92.97
Expires 07/12/2012
MSCI Europe Excluding United Kingdom Index	(5)	(27)
Put Strike $78.44
Expires 09/21/2012
MSCI Europe Excluding United Kingdom Index	(5)	(73)
Put Strike $98.12 Ə
Expires 06/15/2012
Russell 2000 Index	(1)	(7)
Put Strike $593.16
Expires 12/30/2011
Russell 2000 Index	(1)	(5)
Put Strike $591.28
Expires 12/16/2011
Russell 2000 Index	(1)	(14)
Put Strike $540.23
Expires 03/16/2012
S&P 500 Index	(♦ )	(1)
Put Strike $950.00 Ə
Expires 02/24/2012
S&P 500 Index	(4)	(10)
Put Strike $1,080.00
Expires 11/19/2011
S&P 500 Index	(1)	(31)
Put Strike $1,131.30
Expires 03/16/2012
S&P 500 Index	(1)	(2)
Put Strike $988.57
Expires 12/08/2011
Sara Lee Corp.	(4)	(1)
Put Strike $15.00
Expires 03/16/2012
Taiwan TAIEX Index	(1)	(31)
Put Strike $6,957.96
Expires 09/18/2013
Taiwan TAIEX Index	(2)	(52)
Put Strike $7,608.62
Expires 09/19/2012
Taiwan TAIEX Index	(2)	(84)
Put Strike $7,758.20
Expires 09/19/2012
Taiwan TAIEX Index	(2)	(62)
Put Strike $7,557.82
Expires 03/20/2013
Taiwan TAIEX Index	(2)	(71)
Put Strike $7,180.59
Expires 12/18/2013
Taiwan TAIEX Index	(1)	(35)
Put Strike $7,176.38
Expires 09/18/2013
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 222	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Notional
	Amount	Value
	(000’s)	(000’s)

Put Options (continued)
Taiwan TAIEX Index	$(3)	$(77)
Put Strike $8,400.00
Expires 12/21/2011
Taiwan TAIEX Index	(2)	(68)
Put Strike $7,574.49
Expires 06/19/2013
Time Warner Cable	(2)	(4)
Put Strike $60.00
Expires 01/21/2012
TOPIX Index	(63)	$(19)
Put Strike $675.45
Expires 06/08/2012
TOPIX Index	(74)	(22)
Put Strike $675.00
Expires 06/08/2012

Total Written Options (premiums: $(1,869))		$(2,224)

SWAP AGREEMENTS: p
Interest Rate Swap Agreements — Fixed Rate Payable:

					Notional	Market	Premiums	Net Unrealized
		Maturity			Amount	Value	(Received)	(Depreciation)
Floating Rate Index	Fixed Rate	Date	Counterparty	Currency	(000’s)	(000’s)	(000’s)	(000’s)

3-Month USD-LIBOR	1.63%	09/12/2015	UBS	USD	$5,748	$(3)	$—	$(3)
3-Month USD-LIBOR	1.57	09/15/2015	UBS	USD	5,512	(9)	—	(9)
3-Month USD-LIBOR	1.56	09/23/2015	BOA	USD	5,574	(11)	—	(11)

						$(23)	$—	$(23)

Interest Rate Swap Agreements — Fixed Rate Receivable:

								Net Unrealised
					Notional	Market	Premiums	Appreciation
		Maturity			Amount	Value	(Received)	(Depreciation)
Floating Rate Index	Fixed Rate	Date	Counterparty	Currency	(000’s)	(000’s)	(000’s)	(000’s)

3-Month USD-LIBOR	0.65%	07/25/2013	MSC	USD	$15	$ (♦ )	$ ♦	$ ♦
3-Month USD-LIBOR	0.65	07/25/2013	MSC	USD	27	(♦ )	♦	♦
3-Month USD-LIBOR	1.84	07/25/2016	MSC	USD	143	(4)	(♦ )	(4)
3-Month USD-LIBOR	1.84	07/25/2016	MSC	USD	90	(3)	(3)	♦

						$(4)	$(3)	$(4)

TOTAL RETURN SWAP AGREEMENTS — PAYABLE: (A)

							Premiums	Net Unrealized
					Notional	Market	Paid	Appreciation
	Financing	Maturity		# of Units	Amount	Value	(Received)	(Depreciation)
Index	Rate (BP)	Date	Counterparty	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

HSCEI Dividend Point Index Futures	1.00	01/17/2013	CITI	5	$191	$(16)	$—	$(16)
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	04/03/2013	CITI	80	185	9	—	9
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	04/03/2014	CITI	100	217	7	—	7

						$—	$—	$—

CURRENCY SWAPS — FIXED RATE PAYABLE:

					Notional	Market	Premiums	Net Unrealized
		Maturity			Amount	Value	(Received)	Appreciation
Floating Rate Index	Fixed Rate	Date	Counterparty	Currency	(000’s)	(000’s)	(000’s)	(000’s)

6-Month USD-LIBOR	8.25%	06/03/2018	CSFB	IDR	2,612,628	$13	$ ♦	$13
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 223	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
FUTURES CONTRACTS:

				Net Unrealised
				Appreciation
				(Depreciation)
Description	Type	Contracts ┌	Expiration Date	(000’s)

NASDAQ 100 E-Mini Index	Short	(13)	12/16/2011	$10
Nikkei 225 Index	Short	(2)	12/08/2011	(4)
Russell 2000 Mini Index	Short	(63)	12/16/2011	(357)
S&P 500 Index	Short	(18)	12/15/2011	(215)

				$(566)

FORWARD FOREIGN CURRENCY CONTRACTS:

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Australian Dollar	GSC	(35)	11/15/2011	$(36)	$ (♦ )
Australian Dollar	CSFB	(1,495)	04/16/2012	(1,526)	(19)
Australian Dollar	GSC	(35)	05/15/2012	(35)	(♦ )
Australian Dollar	JPM	1,453	11/15/2012	1,418	53
Australian Dollar	GSC	(753)	11/15/2012	(760)	(2)
Australian Dollar	JPM	(1,453)	11/15/2012	(1,420)	(51)
Australian Dollar	GSC	(735)	11/15/2012	(745)	1
Canadian Dollar	DUB	729	12/01/2011	717	13
Canadian Dollar	CSFB	104	12/01/2011	103	2
Chinese Yuan Renminbi (Offshore)	CSFB	5,769	03/12/2012	900	1
Chinese Yuan Renminbi (Offshore)	CSFB	1,715	03/12/2012	271	(3)
Chinese Yuan Renminbi (Offshore)	UBS	1,914	04/11/2012	297	2
Chinese Yuan Renminbi (Offshore)	UBS	3,184	04/11/2012	500	(2)
Chinese Yuan Renminbi (Offshore)	UBS	3,834	04/11/2012	600	(1)
Euro	CSFB	1,900	11/04/2011	2,558	71
Euro	CSFB	(77)	11/04/2011	(105)	(2)
Euro	DUB	940	11/10/2011	1,245	56
Euro	BOA	1,107	11/10/2011	1,465	65
Euro	CSFB	(230)	11/18/2011	(307)	(12)
Euro	CSFB	426	12/08/2011	598	(8)
Euro	CSFB	(270)	12/08/2011	(383)	10
Euro	CSFB	270	12/08/2011	380	(7)
Japanese Yen	DUB	53,237	11/25/2011	689	(8)
Malaysian Ringgit	HSBC	(4,038)	03/01/2012	(1,302)	(9)
Mexican Peso	CITI	(11,088)	02/09/2012	(890)	65
Norwegian Krone	DUB	5,618	12/09/2011	1,011	(4)
Norwegian Krone	DUB	5,779	12/09/2011	1,041	(5)
Pound Sterling	JPM	(615)	11/25/2011	(960)	(28)
Pound Sterling	JPM	(896)	12/02/2011	(1,418)	(23)
Republic of Korea Won	DUB	(638,454)	11/03/2011	(573)	(4)
Republic of Korea Won	DUB	638,455	11/03/2011	537	39
Republic of Korea Won	DUB	638,455	12/22/2011	571	5
Singapore Dollar	HSBC	840	11/10/2011	657	13
Singapore Dollar	JPM	(1,043)	11/16/2011	(800)	(31)
Singapore Dollar	JPM	644	11/16/2011	518	(5)
Singapore Dollar	JPM	507	03/12/2012	418	(14)
Swiss Franc	JPM	(165)	11/25/2011	(181)	(7)
Taiwan Dollar	HSBC	17,172	11/18/2011	564	10

					$161

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)

Swiss Franc	UBS	1,546	12/02/2011	$1,763	$43
Euro	UBS	(1,247)	12/02/2011	(1,725)	(6)
Swiss Franc	UBS	1,595	12/16/2011	1,819	8
Euro	UBS	(1,305)	12/16/2011	(1,805)	6
Swiss Franc	CSFB	1,123	12/02/2011	1,280	37
Euro	CSFB	(904)	12/02/2011	(1,250)	(7)

					$81

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 224	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
Collateral (Received) Pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures(1)
Counterparty	(000’s)	(000’s)	(000’s)

BOA	$55	$—	$55
CITI	65	—	65
CSFB	76	—	76
DUB	92	100	192
GSC	(1)	—	(1)
HSBC	14	—	14
JPM	(106)	—	(106)
MSC	(3)	—	(3)
UBS	38	—	38

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

	Percentage of Total	Value
INVESTMENTS BY INDUSTRY (unaudited):	Investments	(000’s)

Oil, Gas & Consumable Fuels	9.3%	$43,540
Foreign Government Obligation	8 .1	38,063
U.S. Government Obligation	7 .3	34,084
Metals & Mining	4 .8	22,452
Capital Markets	3 .3	15,532
Pharmaceuticals	3 .3	15,361
Diversified Telecommunication Services	3 .0	13,801
Diversified Financial Services	2 .4	11,066
Commercial Banks	2 .3	10,554
Insurance	2 .2	10,305
Software	2 .2	10,117
Chemicals	2 .1	9,801
Food Products	1 .8	8,588
Automobiles	1 .7	8,133
Health Care Providers & Services	1 .7	8,064
Industrial Conglomerates	1 .7	8,029
Computers & Peripherals	1 .7	7,968
Electric Utilities	1 .7	7,936
Real Estate Management & Development	1 .6	7,617
Wireless Telecommunication Services	1 .6	7,351
Energy Equipment & Services	1 .1	5,362
IT Services	1 .1	5,264
Communications Equipment	1 .1	5,160
Semiconductors & Semiconductor Equipment	1 .1	5,153
Health Care Equipment & Supplies	1 .0	4,615
Road & Rail	0 .9	4,080
Electronic Equipment & Instruments	0 .8	3,764
Food & Staples Retailing	0 .8	3,737
Media	0 .8	3,570
Machinery	0 .7	3,122
Independent Power Producers & Energy Traders	0 .7	3,078
Aerospace & Defense	0 .6	3,010
Trading Companies & Distributors	0 .6	2,954
Internet Software & Services	0 .6	2,692
Auto Components	0 .6	2,581
Electrical Equipment	0 .5	2,419
Tobacco	0 .5	2,395
Beverages	0 .5	2,315
Life Sciences Tools & Services	0 .5	2,187
Biotechnology	0 .5	2,167
Multi-Utilities	0 .4	2,023
Construction & Engineering	0 .4	1,901
Household Products	0 .4	1,801
Real Estate Investment Trusts	0 .3	1,459
Household Durables	0 .3	1,322
Office Electronics	0 .3	1,173
Transportation Infrastructure	0 .2	1,162
Specialty Retail	0 .2	1,160
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 225	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011

	Percentage of	Value
INVESTMENTS BY INDUSTRY (continued) (unaudited):	Total Investments	(000’s)

Textiles, Apparel & Luxury Goods	0.2%	$1,089
Hotels, Restaurants & Leisure	0.2	906
Personal Products	0.2	813
Paper & Forest Products	0.2	782
Construction Materials	0.2	741
Thrifts & Mortgage Finance	0.1	681
Building Products	0.1	670
Purchased Options	0.1	615
Mortgage-Backed Security	0.1	555
Gas Utilities	0.1	540
Leisure Equipment & Products	0.1	373
Consumer Finance	0.1	293
Professional Services	0.1	268
Water Utilities	0.1	259
Containers & Packaging	0.0	¥237
Marine	0.0	¥128
Diversfied Financial Services	0.0	¥99
Multiline Retail	0.0	¥46
Internet & Catalog Retail	0.0	¥33

Investment Securities, at Value	83.2	389,116
Short-Term Investments	16.8	78,511

Total Investments	100.0%	$467,627

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $45,172.
¥	Percentage rounds to less than 0.1%.

*	Floating or variable rate note. Rate is listed as of 10/31/2011.

◆	Amount rounds to less than 1.

Ž	The security has a perpetual maturity. The date shown is the next call date.

(A)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

p	Cash in the amount of $100 has been pledged as collateral with the broker for open swap contracts and/or swaptions § Illiquid. These securities aggregated to $6,647, or 1.57%, of the fund’s net assets.
§	Illiquid. These securities aggregated to $6,647, or 1.57%, of the fund’s net assets.

ж	Cash in the amount of $179 has been segregated as collateral with the broker for open written option contracts.

γ	A portion of this security in the amount of $1,353 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

■	A portion of these securities in the amount of $9,914 has been segregated as collateral with the broker to cover margin requirements for open written options.

Џ	In default.

Ә	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities have a total fair value of $968, or 0.23%, of the fund’s net assets.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 10/31/2011.

Δ	Restricted security. At 10/31/2011, the fund owned the following securities (representing 0.57% of net assets) which were restricted as to public resale:

Description	Date of Acquisition	Principal	Cost	Market Value	Price

Obsidian Natural Gas Trust	11/05/2010	$1,063	$1,055	$1,063	$100.00
Bank Negara Malaysia Monetary Notes	09/14/2011	MYR4,038	1,299	1,304	MYR32.29

Description	Date of Acquisition	Share	Cost	Market Value	Price

Federal Hydrogenerating Co. JSC	01/12/2011	1,697,146	$63	$60	$0.04

∏	Aggregate cost for federal income tax purposes is $446,896. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $44,020 and $23,289, respectively. Net unrealized appreciation for tax purposes is $20,731.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 226	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued) At October 31, 2011
DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2011, these securities aggregated $10,581, or 2.51%, of the fund’s net assets.
ADR	American Depositary Receipt
BOA	Bank of America
BP	Basis Point
CITI	Citibank, Inc.
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
GDR	Global Depositary Receipt
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MSC	Morgan Stanley
OJSC	Open Joint Stock Company
OTC	Over the Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
SPDR	Standard & Poor’s Depositary Receipt
UBS	UBS Warburg LLC
CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	United States Dollar
VALUATION SUMMARY (all amounts in thousands): э

		Level 2 -
		Other Significant
	Level 1 - Quoted	Observable	Level 3 - Significant	Value at
Investment Securities	Prices	Inputs	Unobservable Inputs	10/31/2011

Common Stocks	$159,910	$105,092	$463	$265,465
Convertible Bonds	—	17,202	—	17,202
Convertible Preferred Stocks	374	—	—	374
Corporate Debt Securities	—	11,782	♦	11,782
Foreign Government Obligations	—	38,063	—	38,063
Investment Companies	10,852	—	—	10,852
Loan Assignments	—	1,388	374	1,762
Mortgage-Backed Security	—	555	—	555
Preferred Corporate Debt Securities	—	896	—	896
Preferred Stocks	5,725	1,586	—	7,311
Purchased Options	473	142	—	615
Repurchase Agreement	—	61	—	61
Securities Lending Collateral	46,289	—	—	46,289
Short-Term Foreign Government Obligations	—	2,917	—	2,917
Short-Term U.S. Government Obligations	—	29,244	—	29,244
U.S. Government Obligations	—	34,084	—	34,084
Warrants	145	10	—	155

Total	$223,768	$243,022	$837	$467,627

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 227	Annual Report 2011

Transamerica BlackRock Global Allocation
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
VALUATION SUMMARY (all amounts in thousands) (continued):

		Level 2 -
		Other Significant
	Level 1 - Quoted	Observable	Level 3 - Significant	Value at
Other Financial Instruments	Prices	Inputs	Unobservable Inputs	10/31/2011

Written Options	$—	$(2,224)	$—	$(2,224)

		Level 2 -
		Other Significant
	Level 1 - Quoted	Observable	Level 3 - Significant	Total at
Other Financial Instruments ₣	Prices	Inputs	Unobservable Inputs	10/31/2011

Futures Contracts — Appreciation	$10	$—	$—	$10
Futures Contracts — Depreciation	(576)	—	—	(576)
Cross Currency Swap — Appreciation		13	—	13
Forward Contracts — Appreciation	—	500	—	500
Forward Contracts — Depreciation	—	(258)	—	(258)
Interest Rate Swaps — Appreciation	—	♦	—	♦
Interest Rate Swaps — Depreciation	—	(27)	—	(27)
Total Return Swaps — Appreciation	—	16	—	16
Total Return Swaps — Depreciation	—	(16)	—	(16)

Total	$(566)	$228	$—	$(338)

Level 3 Rollforward — Investment Securities

												Net Change in
												Unrealized
								Net Change in				Appreciation/
	Beginning			Accrued				Unrealized	Transfers	Transfers	Ending	(Depreciation) on
	Balance at			Discounts/	Total Realized			Appreciation/	into	out of	Balance at	Investments Held at
Security	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)			Depreciation)	Level 3 ¥	Level 3	10/31/2011	10/31/2011

Common Stocks	$—	$485	$(45)	$—	$	(♦	)	$(5)	$28	$—	$463	$(404)
Corporate Debt Securities	♦	—	—	—		—		—	—	—	♦	—
Loan Assignments	—	374	—	—		—		—	—	—	374	—

Total	$ ♦	$859	$(45)	$—	$	(♦	)	$(5)	$28	$—	$837	$(404)

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

¥	Transferred into Level 3 because of unavailability of observable inputs.

ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 10/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 228	Annual Report 2011

Transamerica Goldman Sachs Commodity Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS
At October 31, 2011

	Principal	Value
	(000’s)	(000’s)

SHORT-TERM U.S. GOVERNMENT OBLIGATION — 61.4%
U.S. Treasury Bill 0.00%, 11/03/2011 ▲ ^	$109,100	$109,099
Total Short-Term U.S. Government Obligations (cost $109,099)

		Value
	Shares	(000’s)

SECURITIES LENDING COLLATERAL — 25.2%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.23% ▲	44,766,780	44,767
Total Securities Lending Collateral (cost $44,767)

	Principal	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENT — 34.8%
State Street Bank & Trust Co. 0.03% ▲, dated 10/31/2011, to be repurchased at $61,966 on 11/01/2011. Collateralized by U.S. Government Agency Obligations, 3.50% — 4.00%, due 11/25/2038 - 12/25/2038, with a total value of $63,209.	$61,966	61,966
Total Repurchase Agreement (cost $61,966)

Total Investment Securities (cost $215,832) П		215,832
Other Assets and Liabilities — Net		(37,989)

Net Assets		$177,843

SWAP AGREEMENTS: b p
TOTAL RETURN SWAP AGREEMENTS — PAYABLE: (A)

							Premium	Net Unrealised
					Notional	Market	Paid	Appreciation
	Financing	Maturity	Counter-	# of Units	Amount	Value	(Received)	(Depreciation)
Index	Rate (BP)	Date	party	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Dow Jones-UBS Commodity Index	0.14	03/14/2012	MLC	675	$100,839	$ ♦	$ ♦	$ ♦
Dow Jones-UBS Commodity Index Excess Return	0.14	10/10/2012	UAG	517	77,280	♦	♦	♦

						$ ♦	$ ♦	$ ♦

Collateral (Received) pledged for OTC Financial Derivative Instruments
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 10/31/2011:

	Total Market Value of	Collateral
	OTC Derivatives	(Received)/Pledged	Net Exposures(1)
Counterparty	(000’s)	(000’s)	(000’s)

MLC	$ ♦	$5,370	$5,370
UAG	♦	(2,740)	(2,740)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 229	Annual Report 2011

Transamerica Goldman Sachs Commodity Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At October 31, 2011
NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $43,889.

▲	Rate shown reflects the yield at 10/31/2011.

Π	Aggregate cost for federal income tax purposes is $177,631.

β	Cash, in the amount of $5,370, has been segregated by the custodian for the benefit of the broker for open swaps contracts.

π	Cash in the amount of $2,740, has been pledged as collateral with the broker for open swap contracts.

♦	Amount rounds to less than 1.

(A)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
DEFINITIONS:

BP	Basis Point
MLC	Merrill Lynch Capital Services
OTC	Over the Counter
UAG	UBS AG
VALUATION SUMMARY (all amounts in thousands): э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	10/31/2011

Repurchase Agreement	$—	$61,966	$—	$61,966
Securities Lending Collateral	44,767	—	—	44,767
Short-Term U.S. Government Obligation	—	109,099	—	109,099

Total	$44,767	$171,065	$—	$215,832

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	10/31/2011

Total Return Swap Agreements - Appreciation/Depreciation	$—	$ ♦	$—	$ ♦

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 230	Annual Report 2011

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
At October 31, 2011
(all amounts except per share amounts in thousands)

	Transamerica		Transamerica		Transamerica
	AQR Managed		BlackRock		Goldman Sachs
	Futures		Global		Commodity
	Strategy		Allocation		Strategy

Assets:
Investment securities, at value	$221,885		$467,566		$153,866
Repurchase agreement, at value	—		61		61,966
Cash	21,220		21		—
Cash on deposit with custodian	8,290		—		5,370
Cash on deposit with broker	20,138		179		—
Foreign currency, at value	158		770		—
Receivables:
Investment securities sold	15,678		6,398		356,239
Shares of beneficial interest sold	—		3,491		—
Interest	2		1,227		—	(A)
Securities lending income (net)	—		25		3
Dividends	—		522		—
Dividend reclaims	—		113		1
Prepaid expenses	—	(A)	1		—	(A)
Unrealized appreciation on swap agreements	258		29		—
Premium paid on swap agreements	—		—	(A)	178,119
Unrealized appreciation on forward foreign currency contracts	10,020		500		—

	$297,649		$480,903		$755,564

Liabilities:
Cash deposit due to custodian	—		100		2,740
Accounts payable and accrued liabilities:
Investment securities purchased	16,041		8,418		351,915
Shares of beneficial interest redeemed	50		298		28
Management and advisory fees	281		258		90
Trustees fees	1		2		1
Transfer agent fees	2		3		1
Custody fees	68		121		11
Administration fees	5		7		3
Audit and tax fees	27		33		27
Interest payable	—		2		13
Variation margin	2,031		566		—
Capital gains tax	—		43		—
Other	9		9		6
Collateral for securities on loan	—		46,289		44,767
Written options and swaptions, at value	—		2,224		—
Unrealized depreciation on swap agreements	177		43		—
Premium received on swap agreements	—		3		178,119
Unrealized depreciation on forward foreign currency contracts	16,548		258		—

	35,240		58,677		577,721

Net assets	$262,409		$422,226		$177,843

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$271,253		$386,197		$171,539
Undistributed (accumulated) net investment income (loss)	(2,793)		7,996		6,303
Undistributed (accumulated) net realized gain (loss) from investments	2,410		4,040		1
Net unrealized appreciation (depreciation) on:
Investment securities	—		24,713		—
Futures contracts	(2,031)		(566)		—
Written option and swaption contracts	—		(355)		—
Swap agreements	81		(14)		—
Translation of assets and liabilities denominated in foreign currencies	(6,511)		215		—

Net assets	$262,409		$422,226		$177,843

Shares outstanding	28,106		38,435		16,512

Net asset value and offering price per share	$9.34		$10.99		$10.77

Investment securities, at cost	$221,885		$442,853		$153,866

Repurchase agreement, at cost	$—		$61		$61,966

Foreign currency, at cost	$144		$758		$—

Securities loaned, at value	$—		$45,172		$43,889

Premium received on written option & swaption contracts	$—		$1,869		$—

(A)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 231	Annual Report 2011

CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended October 31, 2011
(all amounts in thousands)

				Transamerica
	Transamerica	Transamerica		Goldman Sachs
	AQR Managed	BlackRock		Commodity
	Futures Strategy	Global Allocation		Strategy

Investment income:
Dividend income	$1	$7,882		$4
Withholding taxes on foreign income	—	(390)		(5)
Interest income	246	6,217		148
Securities lending income (net)	—	342		47

	247	14,051		194

Expenses:
Management and advisory	2,782	3,572		1,089
Transfer agent	19	36		13
Printing and shareholder reports	12	6		11
Custody	335	640		66
Administration	50	97		36
Legal	18	25		13
Audit and tax	23	21		27
Trustees	4	9		3
Registration	6	—		1
Other	60	27		14

Total expenses	3,309	4,433		1,273

Net expenses	3,309	4,433		1,273

Net investment income (loss)	(3,062)	9,618		(1,079)

Net realized gain (loss) on transactions from:
Investment securities	—	18,677	(A)	—	(C)
Futures contracts	(1,698)	2,680		—
Written option and swaption contracts	—	395		—
Swap agreements	1,739	45		7,383
Foreign currency transactions	(4,847)	1,298		(2)

Net realized gain (loss)	(4,806)	23,095		7,381

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	—	(20,394	)(B)	(2)
Futures contracts	(5,271)	(806)		—
Written option and swaption contracts	—	(48)		—
Swap agreements	(269)	(14)		—
Translation of assets and liabilities denominated in foreign currencies	(6,577)	320		—

Net change in unrealized appreciation (depreciation):	(12,117)	(20,942)		(2)

Net realized and change in unrealized gain (loss)	(16,923)	2,153		7,379

Net increase (decrease) in net assets resulting from operations	$(19,985)	$11,771		$6,300

(A)	Net of foreign capital gains tax of $15.

(B)	Net of foreign capital gains tax of $44.

(C)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 232	Annual Report 2011

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the periods and years ended:
(all amounts in thousands)

	Transamerica AQR Managed Futures		Transamerica BlackRock Global		Transamerica Goldman Sachs
	Strategy		Allocation		Commodity Strategy
		October 31,
	October 31, 2011	2010(A)	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

From operations:
Net investment income (loss)	$(3,062)	$(242)	$9,618	$9,103	$(1,079)	$535
Net realized gain (loss)(B)	(4,806)	1,313	23,095	4,109	7,381	16,995
Net change in unrealized appreciation (depreciation) (C)	(12,117)	3,656	(20,942)	37,715	(2)	(1,680)

Net increase (decrease) in net assets resulting from operations	(19,985)	4,727	11,771	50,927	6,300	15,850

Distributions to shareholders:
From net investment income	(2,620)	—	(7,497)	(9,113)	(7,529)	(634)
From net realized gains	(1,710)	—	—	—	(6,294)	—

Total distributions to shareholders	(4,330)	—	(7,497)	(9,113)	(13,823)	(634)

Capital share transactions:
Proceeds from shares sold	150,756	253,160	39,339	32,667	36,071	40,919
Dividends and distributions reinvested	4,330	—	7,497	9,113	13,823	634
Cost of shares redeemed	(126,249)	—	(126,189)	(35,268)	(11,504)	(31,135)

Net increase (decrease) in net assets resulting from capital shares transactions	28,837	253,160	(79,353)	6,512	38,390	10,418

Net increase (decrease) in net assets	4,522	257,887	(75,079)	48,326	30,867	25,634

Net assets:
Beginning of year	257,887	—	497,305	448,979	146,976	121,342

End of year	$262,409	$257,887	$422,226	$497,305	$177,843	$146,976

Undistributed (accumulated) net investment income (loss)	$(2,793)	$1,010	$7,996	$4,876	$6,303	$7,529

Share activity:
Shares issued	15,207	25,388	3,506	3,130	3,166	3,820
Shares issued-reinvested from distributions	432	—	689	893	1,290	61
Shares redeemed	(12,921)	—	(11,328)	(3,393)	(1,026)	(2,893)

Net increase (decrease) in shares outstanding	2,718	25,388	(7,133)	630	3,430	988

(A)	Commenced operations on September 30, 2010.

(B)	Net realized gain (loss) includes all items listed in the Statement of Operations.

(C)	Change in unrealized appreciation (depreciation) includes all items listed in the Statement of Operations.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 233	Annual Report 2011

FINANCIAL HIGHLIGHTS
For the periods and years ended:

	Transamerica AQR Managed Futures Strategy
For a share outstanding throughout each period	October 31, 2011	October 31, 2010(A)

Net asset value
Beginning of year	$10.16	$10.00

Investment operations
Net investment loss(B)	(0.12)	(0.01)
Net realized and change in unrealized gain (loss) on investments	(0.53)	0.17

Total from investment operations	(0.65)	0.16

Distributions
Net investment income	(0.10)	—
Net realized gains on investments	(0.07)	—

Total distributions	(0.17)	—

Net asset value
End of year	$9.34	$10.16

Total return(C)	(6.52%)	1.60	% (D)

Net assets end of year (000’s)	$262,409	$257,887

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.31%	1.38	% (E)
Before reimbursement/recapture	1.31%	1.38	%(E)
Net investment loss, to average net assets	(1.21%)	(1.22	%)(E)
Portfolio turnover rate	—%	—	%(D)

	Transamerica Black Rock Global Allocation
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Net asset value
Beginning of year	$10.91	$9.99	$9.32	$13.23	$11.23

Investment operations
Net investment income(B)	0.22	0.20	0.19	0.27	0.24
Net realized and change in unrealized gain (loss) on investments	0.03	0.93	1.55	(3.25)	2.15

Total from investment operations	0.25	1.13	1.74	(2.98)	2.39

Distributions
Net investment income	(0.17)	(0.21)	(0.55)	(0.35)	(0.20)
Net realized gains on investments	—	—	(0.52)	(0.58)	(0.19)

Total distributions	(0.17)	(0.21)	(1.07)	(0.93)	(0.39)

Net asset value
End of year	$10.99	$10.91	$9.99	$9.32	$13.23

Total return(C)	2.28%	11.40%	20.57%	(24.23%)	21.95%

Net assets end of year (000’s)	$422,226	$497,305	$448,979	$377,781	$520,484

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.91%	0.87%	0.90%	0.88%	0.85%
Before reimbursement/recapture	0.91%	0.87%	0.90%	0.88%	0.85%
Net investment income, to average net assets	1.98%	1.96%	2.08%	2.25%	2.04%
Portfolio turnover rate	41%	51%	43%	49%	30%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 234	Annual Report 2011

FINANCIAL HIGHLIGHTS
For the periods and years ended:

Transamerica Goldman Sachs Commodity Strategy
For a share outstanding throughout each period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(F)

Net asset value
Beginning of year	$11.24	$10.03	$8.11	$14.11	$10.00

Investment operations
Net investment income (loss)(B)	(0.07)	0.04	0.05	0.03	0.04
Net realized and change in unrealized gain (loss) on investments	0.64	1.22	1.91	(5.85)	4.07

Total from investment operations	0.57	1.26	1.96	(5.82)	4.11

Distributions
Net investment income	(0.57)	(0.05)	(0.04)	(0.03)	—
Net realized gains on investments	(0.47)	—	—	(G)	(0.15)	—

Total distributions	(1.04)	(0.05)	(0.04)	(0.18)	—

Net asset value
End of year	$10.77	$11.24	$10.03	$8.11	$14.11

Total return(C)	5.12%	12.61%	24.41%	(41.77%)	41.10	% (D)

Net assets end of year (000’s)	$177,843	$146,976	$121,342	$87,252	$156,779

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.71%	0.86%	0.89%	0.86%	0.89	% (E)
Before reimbursement/recapture	0.71%	0.86%	0.89%	0.86%	0.89	% (E)
Net investment income (loss), to average net assets	(0.60%)	0.38%	0.63%	0.21%	0.39	% (E)
Portfolio turnover rate	—%	112	% (H)	5%	4%	7	% (D)

(A)	Commenced operations on September 30, 2010.

(B)	Calculated based on average number of shares outstanding.

(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(D)	Not annualized.

(E)	Annualized.

(F)	Commenced operations on January 3, 2007.

(G)	Rounds to less than $0.01 or $(0.01).

(H)	Increase in portfolio turnover was triggered by a change in the fund’s objectives.
Note: Prior to November 1, 2009, all the financial highlights were audited by another independent registered public accounting firm.
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Page 235	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS
At October 31, 2011
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective December 15, 2010, Transamerica AllianceBernstein International Value changed its name to Transamerica Hansberger International Value. Effective January 6, 2011, Transamerica BNY Mellon Market Neutral Strategy changed its name to Transamerica JPMorgan Long/Short Strategy. Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011. Transamerica ICAP Select Equity commenced operations on August 31, 2011.
Transamerica BlackRock Large Cap Value, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Hansberger International Value, Transamerica ICAP Select Equity, Transamerica Jennison Growth, Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond, Transamerica JPMorgan Long/Short Strategy, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica MFS International Equity, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth, Transamerica Morgan Stanley Small Company Growth, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica Water Island Arbitrage Strategy, Transamerica WMC Emerging Markets, Transamerica AQR Managed Futures Strategy, Transamerica BlackRock Global Allocation, and Transamerica Goldman Sachs Commodity Strategy, (each a “Fund”; collectively, the “Funds”) are part of Transamerica Funds.
Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estates Securities, Transamerica First Quadrant Global Macro, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS, and Transamerica Third Avenue Value are “non-diversified” under the 1940 Act.
This report should be read in conjunction with the Funds’ current prospectuses, which contains more complete information about the Funds, including investment objectives and strategies.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.
Repurchase agreements: Securities purchased subject to repurchase agreements are held at the Funds’ custodian and, pursuant to the terms of the repurchase agreements, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The costs of foreign securities are translated at the exchange rates in effect when the investment was acquired. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.
Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and the capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Transamerica Funds	Page 236	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (Continued)
At October 31, 2011
(all amounts in thousands)
Note 1. (continued)
Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at October 31, 2011 are listed in the Schedules of Investments.
Option and swaption contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.
The Funds write call and put options/swaptions on futures, swaps, securities or currencies they own or in which they may invest, and inflation-capped options. When a Fund writes a covered call, put option/swaption, or inflation-capped option, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.
Funds purchase put and call options/swaptions on foreign or U.S. securities, indices, futures, swaps, and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options/swaptions which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statements of Operations.
The underlying face amounts of open option and swaption contracts at October 31, 2011 are listed in the Schedules of Investments.
Transactions in written options were as follows:

Transamerica First Quadrant Global Macro	Premium	Notional Amount

Balance at October 31, 2010	$427	$37
Sales	13,660	731
Closing Buys	(10,431)	(623)
Expirations	(700)	(50)
Exercised	(1,088)	(42)

Balance at October 31, 2011	$1,868	$53

Transamerica PIMCO Real Return TIPS	Premium	Notional Amount

Balance at October 31, 2010	$293	$25,566
Sales	662	11,936
Closing Buys	(502)	(1,703)
Expirations	(226)	(10,499)
Exercised	—	—

Balance at October 31, 2011	$227	$25,300

Transamerica PIMCO Total Return	Premium	Notional Amount

Balance at October 31, 2010	$19	$66
Sales	375	10,039
Closing Buys	(285)	(7,010)
Expirations	(109)	(3,095)
Exercised	—	—

Balance at October 31, 2011	$—	$—

Transamerica Water Island Arbitrage Strategy	Premium	Notional Amount

Balance at October 31, 2010	$—	$—
Sales	1,393	1,448
Closing Buys	(246)	(203)
Expirations	(933)	(926)
Exercised	(57)	(75)

Balance at October 31, 2011	$157	$244

Transamerica Funds	Page 237	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 1. (continued)
Transactions in written options were as follows (continued):

Transamerica BlackRock Global Allocation	Premium	Notional Amount

Balance at October 31, 2010	$355	$147
Sales	3,261	8,381
Closing Buys	(1,397)	(5,445)
Expirations	(171)	(1,413)
Exercised	(179)	(33)

Balance at October 31, 2011	$1,869	$1,637

Transactions in written swaptions were as follows:

Transamerica PIMCO Real Return TIPS	Premium	Notional Amount

Balance at October 31, 2010	$2,015	$321,100
Sales	1,300	315,700
Closing Buys	(396)	(152,300)
Expirations	(878)	(222,500)
Exercised	—	—

Balance at October 31, 2011	$2,041	$262,000

Transamerica PIMCO Total Return	Premium	Notional Amount

Balance at October 31, 2010	$1,452	$219,300
Sales	978	109,400
Closing Buys	(460)	(54,600)
Expirations	(1,279)	(203,500)
Exercised	—	—

Balance at October 31, 2011	$691	$70,600

Futures contracts: The Funds are subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or to hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.
Subsequent payments (variation margin) are paid or received by the Funds each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The open futures contracts at October 31, 2011 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.
Swap agreements: Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Certain Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency interest rate risk, and commodity risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:
Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed.

Transamerica Funds	Page 238	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS(continued)
At October 31, 2011
(all amounts in thousands)
NOTE 1.(continued)
Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).
Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.
Certain Funds sell credit default swaps which expose them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedules of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Funds would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.
Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. To help hedge against this risk, the Funds enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds with interest rate swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.
Total return swap agreements: The Funds are subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of commodity-linked investments held by a Fund can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers which subjects a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity and in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, commodity, or bond, and in return receives a regular stream of payments.
Cross-currency swaps: The Funds are subject to foreign currency exchange rate risks in the normal course of pursuing their investment objectives. The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or to hedge against foreign currency exchange rate and/or interest rate risk. Cross-currency swaps are interest rate swaps in which two parties agree to exchange cash flows based on the notional amounts of two different currencies. The Funds with cross-currency swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps can also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.
The open swap agreements at October 31, 2011 are disclosed in the Schedules of Investments.
Reverse repurchase agreements: The Funds enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the resale price. Securities sold under reverse repurchase agreements are shown in the Schedules of Investments and reflected as a liability on the Statements of Assets and Liabilities.
Transamerica PIMCO Real Return TIPS entered into reverse repurchase agreements during the year ending October 31, 2011. The average reverse repurchase agreement for the year was approximately $8,035, with an average interest rate of 0.17%.
Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act.

Transamerica Funds	Page 239	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 1.(continued)
Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.
The Funds investing in short sales are liable for any dividends payable on securities while those securities are in a short position and also bear other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as dividends and/or interest from securities sold short in the Statements of Operations.
Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Funds may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Funds that participate in such syndications, or can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Funds held no unsecured loan participations at October 31, 2011.
Structured notes: Certain Funds invest in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. All structured notes are listed within the Schedules of Investments.
To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold.
Treasury inflation-protected securities (“TIPS”): Certain Funds invest in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.
Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.
The restricted and illiquid securities at October 31, 2011 are listed in the Schedules of Investments.
Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds seek to increase their net investment income through the receipt of interest (after rebates and fees).
Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at October 31, 2011 are shown in the Schedules of Investments and Statements of Assets and Liabilities.
Income from loaned securities on the Statements of Operations is net of fees paid to the lending agent for its services.
Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts at a rate based on the federal funds rate. Expenses from cash overdrafts, if applicable, are included in Other expenses in the Statements of Operations.
Real estate investment trusts (“REITs”): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Funds	Page 240	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 1. (continued)
Dividend income related to REITs is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.
Commissions recaptured for the year ended October 31, 2011, are included in net realized gain (loss) on investment securities in the Statements of Operations and are summarized as follows:

Fund	Commissions

Transamerica Clarion Global Real Estate Securities	$35
Transamerica Hansberger International Value	10
Transamerica Jennison Growth	108
Transamerica JPMorgan Mid Cap Value	5
Transamerica Morgan Stanley Mid-Cap Growth	27
Transamerica Morgan Stanley Small Company Growth	36
Transamerica Neuberger Berman International	—(A)
Transamerica Third Avenue Value	5
Transamerica Thornburg International Value	4
Transamerica WMC Emerging Markets	9

(A)	Rounds to less than $1.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend dates and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs, which may include Transamerica Asset Management Inc’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-advisor, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Funds	Page 241	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 2. (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations are generally categorized in Level 2.
Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.
Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.
Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.
U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Funds’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Funds	Page 242	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 2.(continued)
Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, option and swaption contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Funds’ Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When a Fund uses fair valuation methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.
The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2011, are disclosed in the Valuation Summary of each Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.
There were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2011.
For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund’s Schedule of Investments.
NOTE 3. RELATED PARTY TRANSACTIONS
TAM, the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Funds or the entities that invest in the Funds.
The following schedule reflects the percentage of the Funds’ assets owned by affiliated investment companies at October 31, 2011:

	Market
Transamerica BlackRock Large Cap Value	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$43,371	7.97%
Transamerica Asset Allocation-Growth Portfolio	152,280	27.99
Transamerica Asset Allocation-Moderate Portfolio	107,103	19.69
Transamerica Asset Allocation-Moderate Growth Portfolio	233,225	42.87

Total	$535,979	98.52%

	Market	% of Net
Transamerica Clarion Global Real Estate Securities	Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$953	0.65%
Transamerica Asset Allocation-Growth Portfolio	51,217	34.83
Transamerica Asset Allocation-Moderate Portfolio	17,874	12.16
Transamerica Asset Allocation-Moderate Growth Portfolio	33,805	22.99
Transamerica Multi-Manager Alternative Strategies Portfolio	27,220	18.51
Transamerica Multi-Manager International Portfolio	7,699	5.24

Total	$138,770	94.36%

		% of Net
Transamerica First Quadrant Global Macro	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$13,755	10.00%
Transamerica Asset Allocation-Growth Portfolio	10,202	7.42
Transamerica Asset Allocation-Moderate Portfolio	26,014	18.91
Transamerica Asset Allocation-Moderate Growth Portfolio	34,671	25.21
Transamerica Multi-Manager Alternative Strategies Portfolio	42,813	31.13
Transamerica Asset Allocation-Growth VP	10,186	7.40

Total	$137,641	100.07%

		% of Net
Transamerica Hansberger International Value	Market Value	Assets

Transamerica Asset Allocation-Growth Portfolio	16,922	10.81%
Transamerica Asset Allocation-Moderate Portfolio	7,202	4.60
Transamerica Asset Allocation-Moderate Growth Portfolio	16,682	10.65
Transamerica Multi-Manager International Portfolio	26,714	17.06
Transamerica Asset Allocation-Conservative VP	1,645	1.05
Transamerica Asset Allocation-Growth VP	7,964	5.09
Transamerica Asset Allocation-Moderate Growth VP	35,712	22.80
Transamerica Asset Allocation-Moderate VP	21,665	13.83
Transamerica International Moderate Growth VP	20,538	13.11

Total	$155,044	99.01%

Transamerica Funds	Page 243	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)

	Market
Transamerica ICAP Select Equity	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$38,088	4.07%
Transamerica Asset Allocation-Growth Portfolio	135,125	14.43
Transamerica Asset Allocation-Moderate Portfolio	93,917	10.03
Transamerica Asset Allocation-Moderate Growth Portfolio	202,688	21.65
Transamerica Asset Allocation-Conservative VP	36.014	3.85
Transamerica Asset Allocation-Growth VP	82,272	8.79
Transamerica Asset Allocation-Moderate Growth VP	226,238	24.16
Transamerica Asset Allocation-Moderate VP	115,195	12.30

Total	$929,537	99.28%

	Market
Transamerica Jennison Growth	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$54,607	8.83%
Transamerica Asset Allocation-Growth Portfolio	175,474	28.36
Transamerica Asset Allocation-Moderate Portfolio	143,970	23.27
Transamerica Asset Allocation-Moderate Growth Portfolio	236,513	38.22

Total	$610,564	98.67%

	Market
Transamerica JPMorgan Core Bond	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$184,709	8.36%
Transamerica Asset Allocation-Moderate Portfolio	141,218	6.39
Transamerica Asset Allocation-Moderate Growth Portfolio	133,115	6.03
Transamerica Asset Allocation-Conservative VP	387,706	17.55
Transamerica Asset Allocation-Moderate Growth VP	654,369	29.63
Transamerica Asset Allocation-Moderate VP	631,034	28.57
Transamerica International Moderate Growth VP	53,304	2.41

Total	$2,185,455	98.94%

	Market
Transamerica JPMorgan International Bond	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$48,099	10.12%
Transamerica Asset Allocation-Moderate Portfolio	52,749	11.10
Transamerica Asset Allocation-Moderate Growth Portfolio	54,127	11.39
Transamerica Asset Allocation-Conservative VP	36,676	7.72
Transamerica Asset Allocation-Moderate Growth VP	183,689	38.65
Transamerica Asset Allocation-Moderate VP	96,934	20.39

Total	$472,274	99.37%

	Market
Transamerica JPMorgan Long/Short Strategy	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$10,387	9.18%
Transamerica Asset Allocation-Growth Portfolio	7,660	6.77
Transamerica Asset Allocation-Moderate Portfolio	19,532	17.27
Transamerica Asset Allocation-Moderate Growth Portfolio	25,991	22.98
Transamerica Multi-Manager Alternative Strategies Portfolio	43,689	38.63
Transamerica Asset Allocation-Growth VP	5,899	5.22

Total	$113,158	100.04%

	Market
Transamerica JPMorgan Mid Cap Value	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$7,406	4.68%
Transamerica Asset Allocation-Growth Portfolio	36,410	22.99
Transamerica Asset Allocation-Moderate Portfolio	40,043	25.29
Transamerica Asset Allocation-Moderate Growth Portfolio	74,529	47.07

Total	$158,388	100.03%

	Market
Transamerica Loomis Sayles Bond	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$67,922	14.69%
Transamerica Asset Allocation-Moderate Portfolio	91,129	19.71
Transamerica Asset Allocation-Moderate Growth Portfolio	59,521	12.87
Transamerica Multi-Manager Alternative Strategies Portfolio	58,887	12.74
Transamerica Asset Allocation-Conservative VP	31,855	6.89
Transamerica Asset Allocation-Moderate Growth VP	50,533	10.93
Transamerica Asset Allocation-Moderate VP	90,669	19.61
Transamerica BlackRock Tactical Allocation VP	6,664	1.44
Transamerica Madison Balanced Allocation VP	849	0.18
Transamerica Madison Conservative Allocation VP	604	0.13
Transamerica Madison Moderate Growth Allocation VP	48	0.01

Total	$458,681	99.21%

	Market
Transamerica MFS International Equity	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$5,682	1.61%
Transamerica Asset Allocation-Growth Portfolio	16,107	4.55
Transamerica Asset Allocation-Moderate Portfolio	19,339	5.47
Transamerica Asset Allocation-Moderate Growth Portfolio	18,742	5.30
Transamerica Multi-Manager International Portfolio	44,527	12.59
Transamerica Asset Allocation-Conservative VP	13,091	3.70
Transamerica Asset Allocation-Growth VP	18,355	5.19
Transamerica Asset Allocation-Moderate Growth VP	69,611	19.68
Transamerica Asset Allocation-Moderate VP	71,174	20.12
Transamerica International Moderate Growth VP	74,127	20.96

Total	$350,755	99.17%

	Market
Transamerica Morgan Stanley Emerging Markets Debt	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$18,812	6.06%
Transamerica Asset Allocation-Moderate Portfolio	32,274	10.40
Transamerica Asset Allocation-Moderate Growth Portfolio	35,364	11.39
Transamerica Multi-Manager Alternative Strategies Portfolio	18,690	6.02
Transamerica Asset Allocation-Conservative VP	36,963	11.91
Transamerica Asset Allocation-Moderate Growth VP	86,798	27.97
Transamerica Asset Allocation-Moderate VP	77,693	25.03

Total	$306,594	98.78%

	Market
Transamerica Morgan Stanley Mid-Cap Growth	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$7,914	2.95%
Transamerica Asset Allocation-Growth Portfolio	38,394	14.29
Transamerica Asset Allocation-Moderate Portfolio	29,804	11.09
Transamerica Asset Allocation-Moderate Growth Portfolio	54,178	20.17
Transamerica Asset Allocation-Conservative VP	2,947	1.10
Transamerica Asset Allocation-Growth VP	22,696	8.45
Transamerica Asset Allocation-Moderate Growth VP	88,257	32.85
Transamerica Asset Allocation-Moderate VP	23,150	8.62

Total	$267,340	99.51%

	Market
Transamerica Morgan Stanley Small Company Growth	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$8,595	4.82%
Transamerica Asset Allocation-Growth Portfolio	24,766	13.88
Transamerica Asset Allocation-Moderate Portfolio	15,812	8.86
Transamerica Asset Allocation-Moderate Growth Portfolio	25,747	14.43
Transamerica Asset Allocation-Conservative VP	6,957	3.90
Transamerica Asset Allocation-Growth VP	16,538	9.27
Transamerica Asset Allocation-Moderate Growth VP	47,254	26.49
Transamerica Asset Allocation-Moderate VP	30,807	17.27

Total	$176,476	98.91%

	Market
Transamerica Neuberger Berman International	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$4,057	1.13%
Transamerica Asset Allocation-Growth Portfolio	50,777	14.12
Transamerica Asset Allocation-Moderate Portfolio	15,822	4.42
Transamerica Asset Allocation-Moderate Growth Portfolio	49,269	13.70
Transamerica Multi-Manager International Portfolio	32,637	9.07
Transamerica Asset Allocation-Conservative VP	9,408	2.62
Transamerica Asset Allocation-Growth VP	26,965	7.50
Transamerica Asset Allocation-Moderate Growth VP	84,173	23.40
Transamerica Asset Allocation-Moderate VP	44,720	12.43
Transamerica International-Moderate Growth VP	39,264	10.92

Total	$357,152	99.31%

	Market
Transamerica Oppenheimer Developing Markets	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$11,352	2.28%
Transamerica Asset Allocation-Growth Portfolio	72,480	14.56
Transamerica Asset Allocation-Moderate Portfolio	30,351	6.10
Transamerica Asset Allocation-Moderate Growth Portfolio	109,210	21.94
Transamerica Multi-Manager International Portfolio	39,227	7.88
Transamerica Asset Allocation-Conservative VP	8,045	1.62
Transamerica Asset Allocation-Growth VP	51,999	10.45
Transamerica Asset Allocation-Moderate Growth VP	124,830	25.08
Transamerica Asset Allocation-Moderate VP	45,474	9.14

Total	$492,968	99.06%

Transamerica Funds	Page 244	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)

	Market
Transamerica Oppenheimer Small- & Mid-Cap Value	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$7,127	2.76%
Transamerica Asset Allocation-Growth Portfolio	35,643	13.79
Transamerica Asset Allocation-Moderate Portfolio	29,046	11.23
Transamerica Asset Allocation-Moderate Growth Portfolio	52,423	20.28
Transamerica Asset Allocation-Conservative VP	4,444	1.72
Transamerica Asset Allocation-Growth VP	24,373	9.43
Transamerica Asset Allocation-Moderate Growth VP	73,949	28.60
Transamerica Asset Allocation-Moderate VP	29,879	11.56

Total	$256,884	99.36%

	Market
Transamerica PIMCO Real Return TIPS	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$72,732	7.49%
Transamerica Asset Allocation-Moderate Portfolio	113,816	11.71
Transamerica Asset Allocation-Moderate Growth Portfolio	50,957	5.24
Transamerica Multi-Manager Alternative Strategies Portfolio	23,874	2.46
Transamerica Asset Allocation-Conservative VP	166,432	17.13
Transamerica Asset Allocation-Moderate Growth VP	195,173	20.09
Transamerica Asset Allocation-Moderate VP	324,076	33.35
Transamerica International Moderate Growth VP	12,573	1.29

Total	$959,633	98.76%

	Market
Transamerica PIMCO Total Return	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$186,651	29.83%
Transamerica Asset Allocation-Moderate Portfolio	236,520	37.80
Transamerica Asset Allocation-Moderate Growth Portfolio	175,946	28.12

Total	$599,117	95.75%

	Market
Transamerica Schroders International Small Cap	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$5,042	1.53%
Transamerica Asset Allocation-Growth Portfolio	41,682	12.62
Transamerica Asset Allocation-Moderate Portfolio	18,342	5.55
Transamerica Asset Allocation-Moderate Growth Portfolio	34,536	10.45
Transamerica Multi-Manager International Portfolio	38,367	11.61
Transamerica Asset Allocation-Conservative VP	8,496	2.57
Transamerica Asset Allocation-Growth VP	21,309	6.45
Transamerica Asset Allocation-Moderate Growth VP	87,124	26.37
Transamerica Asset Allocation-Moderate VP	34,101	10.32
Transamerica International Moderate Growth VP	38,178	11.56

Total	$327,177	99.04%

	Market
Transamerica Third Avenue Value	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$18,474	6.00%
Transamerica Asset Allocation-Growth Portfolio	47,256	15.36
Transamerica Asset Allocation-Moderate Portfolio	37,246	12.10
Transamerica Asset Allocation-Moderate Growth Portfolio	78,342	25.46
Transamerica Asset Allocation-Conservative VP	7,774	2.53
Transamerica Asset Allocation-Growth VP	18,263	5.93
Transamerica Asset Allocation-Moderate Growth VP	71,627	23.28
Transamerica Asset Allocation-Moderate VP	27,163	8.83

Total	$306,145	99.49%

	Market
Transamerica Thornburg International Value	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$6,439	1.44%
Transamerica Asset Allocation-Growth Portfolio	34,345	7.66
Transamerica Asset Allocation-Moderate Portfolio	15,916	3.55
Transamerica Asset Allocation-Moderate Growth Portfolio	45,421	10.13
Transamerica Multi-Manager International Portfolio	44,059	9.82
Transamerica Asset Allocation-Conservative VP	13,125	2.93
Transamerica Asset Allocation-Growth VP	33,940	7.57
Transamerica Asset Allocation-Moderate Growth VP	149,633	33.37
Transamerica Asset Allocation-Moderate VP	73,520	16.39
Transamerica International Moderate Growth VP	28,902	6.45
Transamerica Madison Balanced Allocation VP	156	0.03
Transamerica Madison Moderate Growth Allocation VP	17	0.00

Total	$445,473	99.34%

	Market
Transamerica WMC Emerging Markets	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$5,457	1.61%
Transamerica Asset Allocation-Growth Portfolio	7,223	2.13
Transamerica Asset Allocation-Moderate Portfolio	17,801	5.24
Transamerica Asset Allocation-Moderate Growth Portfolio	41,008	12.07
Transamerica Multi-Manager International Portfolio	27,513	8.10
Transamerica Asset Allocation-Conservative VP	6,316	1.86
Transamerica Asset Allocation-Growth VP	12,280	3.62
Transamerica Asset Allocation-Moderate Growth VP	51,311	15.11
Transamerica Asset Allocation-Moderate VP	26,814	7.89

Total	$195,723	57.62%

	Market
Transamerica Water Island Arbitrage Strategy	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$20,391	16.42%
Transamerica Asset Allocation-Growth Portfolio	13,667	11.00
Transamerica Asset Allocation-Moderate Portfolio	27,873	22.44
Transamerica Asset Allocation-Moderate Growth Portfolio	20,339	16.37
Transamerica Multi-Manager Alternative Strategies Portfolio	41,883	33.72

Total	$124,153	99.95%

	Market
Transamerica AQR Managed Futures Strategy	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$23,609	9.00%
Transamerica Asset Allocation-Growth Portfolio	19,164	7.30
Transamerica Asset Allocation-Moderate Portfolio	55,096	21.00
Transamerica Asset Allocation-Moderate Growth Portfolio	90,155	34.36
Transamerica Multi-Manager Alternative Strategies Portfolio	56,968	21.71
Transamerica Asset Allocation-Growth VP	17,287	6.59

Total	$262,279	99.95%

	Market
Transamerica BlackRock Global Allocation	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$21,809	5.17%
Transamerica Asset Allocation-Growth Portfolio	11,847	2.81
Transamerica Asset Allocation-Moderate Portfolio	44,453	10.53
Transamerica Asset Allocation-Moderate Growth Portfolio	73,142	17.32
Transamerica Multi-Manager Alternative Strategies Portfolio	41,972	9.94
Transamerica Multi-Manager International Portfolio	14,925	3.53
Transamerica Asset Allocation-Conservative VP	10,190	2.41
Transamerica Asset Allocation-Growth VP	16,590	3.93
Transamerica Asset Allocation-Moderate Growth VP	112,623	26.67
Transamerica Asset Allocation-Moderate VP	44,802	10.61
Transamerica BlackRock Tactical Allocation VP	28,060	6.65

Total	$420,413	99.57%

	Market
Transamerica Goldman Sach Commodity Strategy	Value	% of Net Assets

Transamerica Asset Allocation-Conservative Portfolio	$13,409	7.54%
Transamerica Asset Allocation-Growth Portfolio	15,708	8.83
Transamerica Asset Allocation-Moderate Portfolio	35,007	19.68
Transamerica Asset Allocation-Moderate Growth Portfolio	62,919	35.38
Transamerica Multi-Manager Alternative Strategies Portfolio	36,966	20.79
Transamerica Asset Allocation-Growth VP	12,974	7.30

Total	$176,983	99.52%

Transamerica Funds	Page 245	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica BlackRock Large Cap Value
First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million up to $1 billion	0.75%
Over $1 billion up to $2 billion	0.65%
Over $2 billion	0.625%
Transamerica Clarion Global Real Estate Securities
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.65%
Transamerica First Quadrant Global Macro (Effective July 1, 2011)
First $300 million	1.25%
Over $300 million	1.20%
Transamerica First Quadrant Global Macro (Prior to July 1, 2011)
First $150 million	1.40%
Over $150 million up to $300 million	1.30%
Over $300 million	1.20%
Transamerica Hansberger International Value	0.88%
First $200 million
Over $200 million up to $500 million	0.81%
Over $500 million	0.77%
Transamerica ICAP Select Equity
First $200 million	0.80%
Over $200 million up to $500 million	0.74%
Over $500 million up to $1 billion	0.69%
Over $1 billion up to $1.5 billion	0.67%
Over $1.5 billion	0.62%
Transamerica Jennison Growth
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion up to $1.5 billion	0.675%
Over $1.5 billion	0.65%
Transamerica JPMorgan Core Bond
First $750 million	0.45%
Over $750 million up to $1 billion	0.40%
Over $1 billion	0.375%
Transamerica JPMorgan International Bond
First $100 million	0.55%
Over $100 million up to $250 million	0.52%
Over $250 million up to $500 million	0.51%
Over $500 million up to $1 billion	0.50%
Over $1 billion	0.47%
Transamerica JPMorgan Long/Short Strategy (Effective January 6, 2011)
ANA	1.30%
Transamerica JPMorgan Long/Short Strategy (Prior to January 6, 2011)
ANA	1.40%
Transamerica JPMorgan Mid Cap Value
First $100 million	0.85%
Over $100 million	0.80%
Transamerica Loomis Sayles Bond (Effective July 1, 2011)
First $200 million	0.675%
Over $200 million up to $750 million	0.625%
Over $750 million	0.575%
Transamerica Loomis Sayles Bond (Prior to July 1, 2011)
First $200 million	0.675%
Over $200 million up to $750 million	0.625%
Over $750 million	0.60%
Transamerica MFS International Equity
First $250 million	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%
Transamerica Morgan Stanley Emerging Markets Debt
First $250 million	0.95%
Over $250 million up to $500 million	0.85%
Over $500 million	0.80%
Transamerica Morgan Stanley Mid-Cap Growth
First $1 billion	0.80%
Over $1 billion	0.775%
Transamerica Morgan Stanley Small Company Growth
First $500 million	0.95%
Over $500 million	0.85%
Transamerica Neuberger Berman International
First $100 million	1.00%
Over $100 million	0.95%
Transamerica Oppenheimer Developing Markets
First $50 million	1.20%
Over $50 million up to $200 million	1.15%
Over $200 million up to $500 million	1.10%
Over $500 million	1.05%
Transamerica Oppenheimer Small- & Mid-Cap Value
First $100 million	0.95%
Over $100 million up to $250 million	0.90%
Over $250 million up to $500 million	0.85%
Over $500 million	0.825%
Transamerica PIMCO Real Return TIPS
First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.60%
Over $1 billion	0.55%
Transamerica PIMCO Total Return
First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%
Transamerica Schroders International Small Cap
First $300 million	1.07%
Over $300 million	1.00%
Transamerica Third Avenue Value
ANA	0.80%
Transamerica Thornburg International Value
First $100 million	1.10%
Over $100 million up to $300 million	1.00%
Over $300 million	0.95%
Transamerica Water Island Arbitrage Strategy
First $50 million	1.05%
Over $50 million	1.00%
Transamerica WMC Emerging Markets
First $300 million	1.15%
Over $300 million	1.10%
Transamerica AQR Managed Futures Strategy
First $500 million	1.10%
Over $500 million	1.05%
Transamerica BlackRock Global Allocation
First $100 million	0.80%
Over $100 million	0.72%
Transamerica Goldman Sachs Commodity Strategy
First $200 million	0.61%
Over $200 million up to $1 billion	0.59%
Over $1 billion	0.56%

Transamerica Funds	Page 246	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
TAM has contractually agreed to waive its advisory fee and will reimburse each Fund to the extent that operating expenses, excluding distribution and service fees and extraordinary expenses exceed the following stated annual limit:

Fund	Expense Limit

Transamerica BlackRock Large Cap Value	1.00%
Transamerica First Quadrant Global Macro	1.65
Transamerica Hansberger International Value	1.13
Transamerica ICAP Select Equity	0.90
Transamerica JPMorgan Core Bond	0.70
Transamerica JPMorgan International Bond	0.75
Transamerica JPMorgan Long/Short Strategy*	1.65
Transamerica JPMorgan Mid Cap Value	1.05
Transamerica Loomis Sayles Bond	0.88
Transamerica Morgan Stanley Emerging Markets Debt	1.15
Transamerica Morgan Stanley Mid-Cap Growth	1.00
Transamerica Morgan Stanley Small Company Growth	1.15
Transamerica Neuberger Berman International	1.25
Transamerica Oppenheimer Developing Markets	1.45
Transamerica Oppenheimer Small- & Mid-Cap Value	1.15
Transamerica Schroders International Small Cap	1.27
Transamerica Third Avenue Value	1.00
Transamerica Thornburg International Value	1.35
Transamerica Water Island Arbitrage Strategy*	1.25
Transamerica WMC Emerging Markets	1.40
Transamerica AQR Managed Futures Strategy	1.45
Transamerica BlackRock Global Allocation	1.00
Transamerica Goldman Sachs Commodity Strategy	1.00

*	Exclusive of dividend and interest expense on securities sold short.
Funds not listed in the above table did not have an expense limit.
If total Fund expenses, excluding certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following a reimbursement from/by the adviser, the Funds may recapture a portion or all of the previously waived/reimbursed expenses to reimburse the adviser.
Amounts recaptured by the adviser during the year ended October 31, 2011 were as follows:

Fund	Recaptured Amount

Transamerica WMC Emerging Markets	$99
The following amounts were available for recapture as of October 31, 2011:

Transamerica Water Island	Reimbursement of	Available for Recapture
Arbitrage Strategy	Fund Expenses	Through

Fiscal Year 2011:	$ 61	10/31/2014
Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transamerica Funds	Page 247	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 3. (continued)
Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee for providing transfer agency services. Fees paid and the amounts due to TFS for the year ended October 31, 2011 are as follows:

Fund	Fees Paid to TFS	Due to TFS

Transamerica BlackRock Large Cap Value	48	4
Transamerica Clarion Global Real Estate Securities	19	—	(A)
Transamerica First Quadrant Global Macro	10	1
Transamerica Hansberger International Value	19	1
Transamerica ICAP Select Equity	8	5
Transamerica Jennison Growth	58	1
Transamerica JPMorgan Core Bond	103	14
Transamerica JPMorgan International Bond	28	3
Transamerica JPMorgan Mid Cap Value	13	1
Transamerica JPMorgan Long/Short Strategy	9	1
Transamerica Loomis Sayles Bond	42	3
Transamerica MFS International Equity	39	1
Transamerica Morgan Stanley Emerging Markets Debt	23	2
Transamerica Morgan Stanley Mid-Cap Growth	24	2
Transamerica Morgan Stanley Small Company Growth	15	1
Transamerica Neuberger Berman International	42	2
Transamerica Oppenheimer Small- & Mid Cap Value	24	2
Transamerica Oppenheimer Developing Markets	45	3
Transamerica PIMCO Real Return TIPS	63	6
Transamerica PIMCO Total Return	46	3
Transamerica Schroders International Small Cap	40	2
Transamerica Third Avenue Value	29	2
Transamerica Thornburg International Value	53	3
Transamerica Water Island Arbitrage Strategy	3	1
Transamerica WMC Emerging Markets	31	2
Transamerica AQR Managed Futures Strategy	19	2
Transamerica BlackRock Global Allocation	36	3
Transamerica Goldman Sachs Commodity Strategy	13	1

(A)	Rounds to less than $1.
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.
Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2011 were as follows:

	Brokerage
Fund	Commissions

Transamerica Morgan Stanley Mid-Cap Growth	$1
Transamerica Morgan Stanley Small Company Growth	—	(A)
Transamerica Third Avenue Value	4

(A)	Rounds to less than $1.

Transamerica Funds	Page 248	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2011 were as follows:

			Proceeds from maturities and sales of
	Purchases of securities:		securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government

Transamerica BlackRock Large Cap Value	636,325	—	826,461	—
Transamerica Clarion Global Real Estate Securities	94,908	—	267,267	—
Transamerica First Quadrant Global Macro	—	—	8,254	—
Transamerica Hansberger International Value	353,373	—	451,784	—
Transamerica ICAP Select Equity	922,139	—	36,953	—
Transamerica Jennison Growth	423,099	—	599,008	—
Transamerica JPMorgan Core Bond	941,185	244,156	145,040	106,515
Transamerica JPMorgan International Bond	367,285	—	336,409	—
Transamerica JPMorgan Long/Short Strategy	461,549	—	429,304	—
Transamerica JPMorgan Mid Cap Value	65,343	—	81,749	—
Transamerica Loomis Sayles Bond	189,789	94,834	299,751	123,655
Transamerica MFS International Equity	147,553	—	288,733	—
Transamerica Morgan Stanley Emerging Markets Debt	217,507	—	201,439	—
Transamerica Morgan Stanley Mid-Cap Growth	96,915	—	138,197-	—
Transamerica Morgan Stanley Small Company Growth	66,828	—	77,882	—
Transamerica Neuberger Berman International	247,205	—	462,222	—
Transamerica Oppenheimer Developing Markets	228,461	—	279,995	—
Transamerica Oppenheimer Small- & Mid-Cap Value	319,497	—	362,509-	—
Transamerica PIMCO Real Return TIPS	193,643	1,891,140	371,778	1,883,513
Transamerica PIMCO Total Return	2,451,504	293,958	552,531	378,716
Transamerica Schroders International Small Cap	195,284	—	374,008	—
Transamerica Third Avenue Value	12,875	—	92,163	—
Transamerica Thornburg International Value	195,084	—	456,908	—
Transamerica Water Island Arbitrage Strategy	340,319	—	254,005-	—
Transamerica WMC Emerging Markets	580,122	—	583,033	—
Transamerica AQR Managed Futures Strategy	—	—	—	—
Transamerica BlackRock Global Allocation	169,023	17,210	235,469	29,615
Transamerica Goldman Sachs Commodity Strategy	—	—	—	—
NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS
Transamerica First Quadrant Global Macro:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts held at the end of the year is indicative of the volume held throughout the year. The volume of forward foreign currency contracts held averaged 135 throughout the year, decreasing in the last three months from 141 contracts to 114. The volume of written options and purchased options held throughout the year increased, beginning at three and four contracts, respectively, and ending at eight and 14 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange	Equity
Location	contracts	contracts	contracts	Total

Asset derivatives
Investment securities, at value	$—	$—	$2,352	$2,352
Unrealized appreciation on futures contracts	1,612	—	406	2,018	*
Unrealized appreciation on forward foreign currency contracts	—	4,350	—	4,350
Liability derivatives
Unrealized depreciation on futures contracts	(166)	—	(241)	(407)	*
Written options, at value	—	—	(1,988)	(1,988)
Unrealized depreciation on forward foreign currency contracts	—	(3,059)	—	(3,059)

Total	$1,446	$1,291	$529	$3,266

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Funds	Page 249	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica First Quadrant Global Macro (continued):
Effect of Derivative Instruments on the Statement of Operations for the period ended October, 31 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange	Equity
Location	contracts	contracts	contracts	Total

Realized Gain / (Loss) on derivatives recognized in income
Net realized gain (loss) on investment securities	$—	$—	$(411)	$(411)
Net realized loss on futures contracts	(3,306)	—	(1,396)	(4,702)
Net realized gain on written option contracts	—	—	2,590	2,590
Net realized loss on foreign currency transactions	—	(5,036)	—	(5,036)
Net change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized (depreciation) on investment securities	—	—	(305)	(305)
Net change in unrealized appreciation (depreciation) on futures contracts	561	—	(351)	210
Net change in unrealized (depreciation) on written option contracts	—	—	(298)	(298)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	2,339	—	2,339

Total	$(2,745)	$(2,697)	$(171)	$(5,613)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica Hansberger International Value:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held throughout the year decreased from one to zero. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts

Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on foreign currency transactions	$74
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(21)

Total	$53

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Page 250	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)

NOTE 5. (continued)
Transamerica JPMorgan International Bond:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts held at year end is indicative of the volume held throughout the year. The volume of forward foreign currency contracts held averaged 135 throughout the year, decreasing in the last three months from 188 contracts to 76. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange
Location	contracts	contracts	Total

Asset derivatives
Unrealized appreciation on futures contracts	$227	$—	$227	*
Unrealized appreciation on forward foreign currency contracts	—	2,500	2,500
Liability derivatives
Unrealized depreciation on futures contracts	(158)	—	(158)	*
Unrealized depreciation on forward foreign currency contracts	—	(6,606)	(6,606)

Total	$69	$(4,106)	$(4,037)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange
Location	contracts	contracts	Total

Realized Gain / (Loss) on derivatives recognized in income
Net realized (loss) on futures contracts	$(803)	$—	$(803)
Net realized gain on foreign currency transactions	—	4,713	4,713
Net Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net changed in unrealized appreciation (depreciation) on futures contracts	(650)		(650)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(5,242)	(5,242)

Total	$(1,453)	$(529)	$(1,982)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica Morgan Stanley Emerging Markets Debt:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts held throughout the year increased from zero to one. The table below highlights the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest rates
Location	contracts

Asset derivatives
Unrealized appreciation on futures contracts	$37	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

Transamerica Funds	Page 251	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica Morgan Stanley Emerging Markets Debt (continued):
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011
Derivatives not accounted for as hedging instruments

Interest rates
Location	contracts

Realized Gain / (Loss) on derivatives recognized in income
Net realized loss on futures contracts	$(2,045)
Net Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	37

Total	$(2,008)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica PIMCO Real Return TIPS:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of swap contracts held throughout the year averaged 68, beginning and ending the year with 48 contracts. The volume of written swaptions contracts and forward foreign currency contracts held throughout the year decreased steadily, starting at 46 and 152 contracts, respectively, and ending at 22 and 61 contracts, respectively. Futures contracts and purchased swaptions contracts increased during the year from three and zero contracts, respectively, and ending at eight and three contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest Rate	Foreign exchange	Credit
Location	contracts	contracts	contracts	Total

Asset derivatives
Investment securities, at value	$664	$—	$—	$664
Premium paid on swap agreements	11	—	2,165	2,176
Unrealized appreciation on swap agreements	1,365	—	624	1,989
Unrealized appreciation on futures contracts	1,331	—	—	1,331 *
Unrealized appreciation on forward foreign currency contracts	—	377	—	377
Liability derivatives
Written options and swaptions, at value	(1,031)	—	—	(1,031)
Premium received on swap agreements	(568)	—	(569)	(1,137)
Unrealized depreciation on swap agreements	(315)	—	(870)	(1,185)
Unrealized depreciation on futures contracts	(85)	—	—	(85) *
Unrealized depreciation on forward foreign currency contracts	—	(5,220)	—	(5,220)

Total	$1,372	$(4,843)	$1,350	$(2,121)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Funds	Page 252	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica PIMCO Real Return TIPS (continued):
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011

	Interest Rate	Foreign exchange	Credit
Location	Contracts	contracts	Contracts	Total

Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on purchased options and swaptions	$244	$—	$—	$244
Net realized gain on written options and swaptions	881	225	101	1,207
Net realized gain (loss) on swap agreements	(6,600)	—	978	(5,622)
Net realized gain on futures contracts	2,793	—	—	2,793
Net realized gain on foreign currency transactions	—	5,879	—	5,879
Net change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions	150	—	—	150
Net change in unrealized appreciation (depreciation) on written options and swaptions	614	(5)	(27)	582
Net change in unrealized appreciation (depreciation) on swap agreements	(140)	—	(1,153)	(1,293)
Net change in unrealized appreciation (depreciation) on futures contracts	1,181	—	—	1,181
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(5,550)	—	(5,550)

Total	$(877)	$549	$(101)	$(429)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica PIMCO Total Return:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of swap contracts held throughout the year increased from 21 to 28. The volume of written option/swaption contracts and forward foreign currency contracts held throughout the year decreased, starting at 28 and 118 contracts, respectively, and ending at 16 and 73 contracts, respectively. Futures contracts increased during the year from two contracts to four contracts. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange	Credit
Location	contracts	contracts	contracts	Total

Asset derivatives
Premium paid on swap agreements	$552	$—	$827	$1,379
Unrealized appreciation on swap agreements	2,720	—	1,006	3,726
Unrealized appreciation on futures contracts	98	—	—	98 *
Unrealized appreciation on forward foreign currency contracts	—	1,552	—	1,552
Liability derivatives
Written options and swaptions, at value	(465)	—	—	(465)
Premium received on swap agreements	(188)	—	(893)	(1,081)
Unrealized depreciation on swap agreements	(1,765)	—	(1,181)	(2,946)
Unrealized depreciation on futures contracts	(199)	—	—	(199) *
Unrealized depreciation on forward foreign currency contracts	—	(5,449)	—	(5,449)

Total	$753	$(3,897)	$(241)	$(3,385)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

Transamerica Funds	Page 253	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica PIMCO Total Return (continued):
Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange	Credit
Location	contracts	contracts	Contracts	Total

Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on written options and swaptions	$1,670	$(37)	$—	$1,633
Net realized gain (loss) on swap agreements	33	99	(1,659)	(1,527)
Net realized gain on futures contracts	4,050	—	—	4,050
Net realized loss on foreign currency transactions	—	(1,743)	—	(1,743)
Net Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on written options and swaptions	943	—	—	943
Net change in unrealized appreciation (depreciation) on swap agreements	228	—	1,490	1,718
Net change in unrealized appreciation (depreciation) on futures contracts	97	—	—	97
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(2,891)	—	(2,891)

Total	$7,021	$(4,572)	$(169)	$2,280

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica Thornburg International Value:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held decreased during the period, starting at nine contracts and ending at three contracts. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts

Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$1,206
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011
Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts

Realized Gain / (Loss) on derivatives recognized in income
Net realized loss on foreign currency transactions	$(6,189)
Net Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	5,490

Total	$(699)

Transamerica Funds	Page 254	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica Water Island Arbitrage Strategy:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of written options/swaptions and forward currency contracts held during the last three months increased beginning at 24 and 68 contracts, respectively, and ending at 48 and 129 contracts, respectively. The volume of swaps and purchased options/swaptions contracts held during the last three months decreased beginning at 5 and 11 contracts, respectively, and ending at zero and 8 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

	Foreign exchange
Location	contracts	Equity contracts	Total

Asset derivatives
Investment Securities, at value	$—	$72	$72
Unrealized appreciation on forward foreign currency contracts	173	—	173
Liability derivatives
Written options and swaptions, at value	—	(261)	(261)
Unrealized depreciation on forward foreign currency contracts	(987)	—	(987)

Total	$(814)	$(189)	$(1,003)

Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011
Derivatives not accounted for as hedging instruments

	Foreign Exchange
Location	Contracts	Equity contracts	Total

Realized Gain / (Loss) on derivatives recognized in income
Net realized (loss) on purchased options and swaptions	$—	$(155)	$(155)
Net realized gain on written options and swaptions	—	773	773
Net realized gain on swap agreements	—	400	400
Net realized gain on foreign currency transactions	547	—	547
Net Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions	—	(32)	(32)
Net change in unrealized appreciation (depreciation) on written options and swaptions	—	(104)	(104)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(814)	—	(814)

Total	$(267)	$882	$615

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica WMC Emerging Markets:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held throughout the year decreased, starting with 7 contracts and decreasing to two contracts by year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts

Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$455
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011
Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts

Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on foreign currency transactions	$211
Net Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	567

Total	$778

Transamerica Funds	Page 255	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica WMC Emerging Markets (continued):
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica AQR Managed Futures Strategy
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of swap contracts held throughout the year remained unchanged at six contracts. The volume of futures contracts and forward foreign currency contracts held throughout the year increased, beginning at 77 and 110 contracts, respectively, and ending at 210 and 455 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange	Equity	Commodity
Location	contracts	contracts	contracts	Contracts	Total

Asset derivatives
Unrealized appreciation on swap agreements	$4	$—	$—	$254	$258
Unrealized appreciation on futures contracts	387	—	66	4,103	4,556 *
Unrealized appreciation on forward foreign currency contracts	—	10,020	—	—	10,020
Liability derivatives
Unrealized depreciation on swap agreements	(175)	—	(2)		(177)
Unrealized depreciation on futures contracts	(946)	—	(1,327)	(4,314)	(6,587) *
Unrealized depreciation on forward foreign currency contracts	—	(16,548)	—	—	(16,548)

Total	$(730)	$(6,528)	$(1,263)	$43	$(8,478)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange	Equity	Commodity
Location	contracts	contracts	Contracts	Contracts	Total

Realized Gain / (Loss) on derivatives recognized in income
Net realized gain (loss) on swap agreements	$743	$—	$996	$—	$1,739
Net realized gain (loss) on futures contracts	6,945	—	(4,482)	(4,161)	(1,698)
Net realized loss on foreign currency transactions	—	(4,869)	—	—	(4,869)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on swap agreements	263	—	(294)	(238)	(269)
Net change in unrealized depreciation on futures contracts	(42)	—	(3,164)	(2,065)	(5,271)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	—	(6,595)	—	—	(6,595)

Total	$7,909	$(11,464)	$(6,944)	$(6,464)	$(16,963)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Page 256	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica BlackRock Global Allocation:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts and written options contracts held at year end is indicative of the volume held throughout the year. The volume of swap and forward foreign currency contracts held throughout the year increased beginning at zero and 29 contracts, respectively, and ending at five and 44 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

	Interest Rate	Foreign Exchange	Equity
Location	Contracts	Contracts	Contracts	Total

Asset derivatives
Investment securities, at value	$—	$6	$609	$615
Unrealized appreciation on swap agreements	—	13	16	29
Unrealized appreciation on futures contracts	—	—	10	10 *
Unrealized appreciation on forward foreign currency contracts	—	500	—	500
Liability derivatives
Written options and swaptions, at value	—	—	(2,224)	(2,224)
Premium received on swap agreements	—	—	(3)	(3)
Unrealized depreciation on swap agreements	(27)	—	(16)	(43)
Unrealized depreciation on futures contracts	—	—	(576)	(576) *
Unrealized depreciation on forward foreign currency contracts	—	(258)	—	(258)

Total	$(27)	$261	$(2,184)	$(1,950)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011

	lnterest Rate	Foreign Exchange	Equity
Location	Contracts	Contracts	Contracts	Total

Realized Gain / (Loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions	$—	$(32)	$1,088	$1,056
Net realized gain on written options and swaptions	—	55	340	395
Net realized gain on swap agreements	35	10	—	45
Net realized gain on futures contracts	—	—	2,680	2,680
Net realized gain on foreign currency transactions	—	1,287	—	1,287
Net Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions	—	(15)	(1,307)	(1,322)
Net change in unrealized appreciation (depreciation) on written options and swaptions	—	—	(48)	(48)
Net change in unrealized appreciation (depreciation) on swap agreements	(27)	13	—	(14)
Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(806)	(806)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	330	—	330

Total	$8	$1,648	$1,947	$3,603

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Page 257	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica Goldman Sachs Commodity Strategy:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of swap contracts held throughout the year decreased from four to 2 contracts. The table below highlights the types of risks and the derivative instruments used to mitigate the risks:
Unrealized appreciation (depreciation) on swap agreements net to zero for the Fund.
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011
Derivatives not accounted for as hedging instruments

Commodity
Location	contracts

Asset derivatives
Premium paid on swap agreements	$178,119
Liability derivatives
Premium received on swap agreements	(178,119)

Total	$—

Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011
Derivatives not accounted for as hedging instruments

Commodity
Location	contracts

Realized Gain/(Loss) on derivatives recognized in income
Net realized gain on swap agreements	$7,383
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
NOTE 6. FEDERAL INCOME TAX MATTERS
The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open tax years (2008 — 2010), if applicable, or expected to be taken in the Funds’ 2011 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Funds	Page 258	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 6. (continued)
Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. As applicable, these reclassifications are as follows:

			Undistributed
			(accumulated) net
	Shares of	Undistributed	realized gain
	beneficial	(accumulated) net	(loss) from
	interest, unlimited	investment income	investment
Fund	shares authorized	(loss)	securities

Transamerica Clarion Global Real Estate Securities	—	11,663	(11,663)
Transamerica First Quadrant Global Macro	(3,918)	2,033	1,885
Transamerica Hansberger International Value	—	2,133	(2,133)
Transamerica Jennison Growth	(1)	513	(512)
Transamerica JPMorgan Core Bond	—	5,378	(5,378)
Transamerica JPMorgan International Bond	—	29,866	(29,866)
Transamerica JPMorgan Long/Short Strategy	(2,010)	2,131	(121)
Transamerica Loomis Sayles Bond	—	6,576	(6,576)
Transamerica MFS International Equity	—	(491)	491
Transamerica Morgan Stanley Emerging Markets Debt	—	(1,814)	1,814
Transamerica Morgan Stanley Mid-Cap Growth	—	(129)	129
Transamerica Morgan Stanley Small Company Growth	(512)	463	49
Transamerica Neuberger Berman International	1	(1,266)	1,265
Transamerica Oppenheimer Developing Markets	—	(801)	801
Transamerica Oppenheimer Small- & Mid-Cap Value	(153)	(8)	161
Transamerica PIMCO Real Return TIPS	—	4,778	(4,778)
Transamerica PIMCO Total Return	—	4,793	(4,793)
Transamerica Schroders International Small Cap	—	60	(60)
Transamerica Third Avenue Value	—	508	(508)
Transamerica Thornburg International Value	—	(1,118)	1,118
Transamerica Water Island Arbitrage Strategy	—	214	(214)
Transamerica WMC Emerging Markets	—	(1,336)	1,336
Transamerica AQR Managed Futures Strategy	(10,744)	1,879	8,865
Transamerica BlackRock Global Allocation	(5)	999	(994)
Transamerica Goldman Sachs Commodity Strategy	—	7,382	(7,382)
The capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

Fund	Capital Loss Carryforwards	Available Through

Transamerica BlackRock Large Cap Value	$12,384	October 31, 2016
Transamerica BlackRock Large Cap Value	112,660	October 31, 2017
Transamerica Clarion Global Real Estate Securities	7,529	October 31, 2016
Transamerica Clarion Global Real Estate Securities	60,884	October 31, 2017
Transamerica Clarion Global Real Estate Securities	12,882	October 31, 2018
Transamerica First Quadrant Global Macro	67,974	October 31, 2017
Transamerica First Quadrant Global Macro	4,794	October 31, 2019
Transamerica Hansberger International Value	38,050	October 31, 2016
Transamerica Hansberger International Value	106,355	October 31, 2017
Transamerica Hansberger International Value	19,187	October 31, 2018
Transamerica Hansberger International Value	23,649	October 31, 2019
Transamerica ICAP Select Equity	3,466	October 31, 2019
Transamerica JPMorgan Core Bond	1,274	October 31, 2019
Transamerica JPMorgan Long/Short Strategy	1,569	October 31, 2014
Transamerica JPMorgan Long/Short Strategy	8,524	October 31, 2016
Transamerica JPMorgan Long/Short Strategy	2,462	October 31, 2018
Transamerica JPMorgan Long/Short Strategy	260	October 31, 2019
Transamerica JPMorgan Mid Cap Value	16,652	October 31, 2017
Transamerica Morgan Stanley Small Company Growth	93	October 31, 2016
Transamerica Neuberger Berman International	62,635	October 31, 2016
Transamerica Neuberger Berman International	103,154	October 31, 2017
Transamerica Neuberger Berman International	869	October 31, 2018
Transamerica Third Avenue Value	82,097	October 31, 2017
Transamerica AQR Managed Futures Strategy	4,334	October 31, 2019

Transamerica Funds	Page 259	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 6. (continued)
The capital loss carryforwards utilized or expired during the year ended October 31, 2011 were as follows:

Capital Loss
Carryforwards
Utilized/Expired During
the Year Ended
Portfolio Name	October 31, 2011

Transamerica BlackRock Large Cap Value	$25,382
Transamerica Clarion Global Real Estate Securities	18,758
Transamerica Jennison Growth	27,412
Transamerica JPMorgan Mid Cap Value	8,129
Transamerica Morgan Stanley Small Company Growth	11,764
Transamerica Neuberger Berman International	47,770
Transamerica Oppenheimer Developing Markets	26,464
Transamerica Oppenheimer Small- & Mid-Cap Value	25,302
Transamerica Third Avenue Value	15,155
Transamerica BlackRock Global Allocation	16,483
Funds not listed in the table above do not have capital loss carryforwards utilized or expired.
The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to the short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

	2011 Distributions Paid From			2010 Distributions Paid From
	Ordinary	Long-term	Return	Ordinary	Long-term	Return of
	income	Capital Gain	of Capital	income	Capital Gain	Capital

Transamerica BlackRock Large Cap Value	$8,350	$—	$—	$8,593	$—	$—
Transamerica Clarion Global Real Estate Securities	16,534	—	—	19,485	—	—
Transamerica Hansberger International Value	7,480	—	—	6,770	—	—
Transamerica ICAP Select Equity	54	—	—	—	—	—
Transamerica Jennison Growth	177	623	—	765	—	—
Transamerica JPMorgan Core Bond	52,360	—	—	23,223	—	—
Transamerica JPMorgan International Bond	32,484	2,936	—	23,884	5,896	—
Transamerica JPMorgan Mid Cap Value	2,200	—	—	3,125	—	—
Transamerica Loomis Sayles Bond	34,806	10,200	—	36,806	—	—
Transamerica MFS International Equity	10,751	22,069	—	13,036	190	—
Transamerica Morgan Stanley Emerging Markets Debt	14,256	6,903	—	20,346	—	—
Transamerica Morgan Stanley Mid-Cap Growth	1,092	17,544	—	439	—	—
Transamerica Morgan Stanley Small Company Growth	600	—	—	—	—	—
Transamerica Neuberger Berman International	7,056	—	—	4,520	—	—
Transamerica Oppenheimer Developing Markets	1,725	—	—	2,488	—	—
Transamerica Oppenheimer Small- & Mid-Cap Value	425	—	—	1,363	—	—
Transamerica PIMCO Real Return TIPS	35,057	24,373	—	30,698	—	—
Transamerica PIMCO Total Return	27,213	9,767	—	52,759	—	—
Transamerica Schroders International Small Cap	6,177	3,120	—	3,075	—	—
Transamerica Third Avenue Value	7,774	—	—	6,092	—	—
Transamerica Thornburg International Value	4,184	4,994	—	5,292	—	—
Transamerica WMC Emerging Markets	8,436	15,392	—	3,355	1,031	—
Transamerica AQR Managed Futures Strategy	3,392	938	—	—	—	—
Transamerica BlackRock Global Allocation	7,497	—	—	9,113	—	—
Transamerica Goldman Sachs Commodity Strategy	7,528	6,295	—	634	—	—

Transamerica Funds	Page 260	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2011
(all amounts in thousands)
NOTE 6. (continued)
The tax basis components of distributable earnings as of October 31, 2011 were as follows:

		Undistributed		Other	Net Unrealized
	Undistributed	Long-term	Capital Loss	Temporary	Appreciation
Fund	Ordinary income	Capital Gain	Carryforward	Differences	(Depreciation)

Transamerica BlackRock Large Cap Value	$4,742	$—	$(125,044)	$—	$40,364
Transamerica Clarion Global Real Estate Securities	1,426	—	(81,295)	—	23,547
Transamerica First Quadrant Global Macro	—	—	(72,768)	—	1,542
Transamerica Hansberger International Value	4,751	—	(187,241)	—	(24,333)
Transamerica ICAP Select Equity	801	—	(3,466)	—	26,727
Transamerica Jennison Growth	—	22,717	—	—	154,212
Transamerica JPMorgan Core Bond	3,706	—	(1,274)	—	60,558
Transamerica JPMorgan International Bond	29,417	2,784	—	(9,739)	8,579
Transamerica JPMorgan Long/Short Strategy	—	—	(12,815)	—	(2,502)
Transamerica JPMorgan Mid Cap Value	1,131	—	(16,652)	—	27,230
Transamerica Loomis Sayles Bond	14,430	21,177	—	(1,924)	14,580
Transamerica MFS International Equity	11,684	43,888	—	—	(6,338)
Transamerica Morgan Stanley Emerging Markets Debt	437	2,484	—	(41)	11,612
Transamerica Morgan Stanley Mid-Cap Growth	676	39,580	—	—	47,910
Transamerica Morgan Stanley Small Company Growth	—	—	(93)	(2)	30,536
Transamerica Neuberger Berman International	5,428	—	(166,658)	—	43,706
Transamerica Oppenheimer Developing Markets	2,677	40,297	—	—	27,726
Transamerica Oppenheimer Small- & Mid-Cap Value	965	11,565	—	—	15,646
Transamerica PIMCO Real Return TIPS	23,864	26,610	—	(1,430)	43,166
Transamerica PIMCO Total Return	4,739	2,586	—	(4,310)	2,355
Transamerica Schroders International Small Cap	10,295	35,840	—	—	8,669
Transamerica Third Avenue Value	728	—	(82,097)	—	(72,127)
Transamerica Thornburg International Value	8,459	62,673	—	—	20,613
Transamerica Water Island Arbitrage Strategy	1,456	—	—	(10)	429
Transamerica WMC Emerging Markets	1,116	19,075	—	—	(27,995)
Transamerica AQR Managed Futures Strategy	—	—	(4,334)	(845)	(3,665)
Transamerica BlackRock Global Allocation	9,106	6,764	—	(712)	20,871
Transamerica Goldman Sachs Commodity Strategy	6,303	1	—	(375)	375

*	Amounts include unrealized gain/loss from wash sales, foreign currency, securities sold short and derivative instruments, if applicable.
NOTE 7. BASIS FOR CONSOLIDATION
Transamerica Cayman AQR Managed Futures Strategy, Ltd., Transamerica Cayman BlackRock Global Allocation, Ltd., and Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd. (each, a “Subsidiary”; collectively, the “Subsidiaries”) are organized under the laws of the Cayman Islands as wholly-owned subsidiaries which act as investment vehicles for Transamerica AQR Managed Futures Strategy, Transamerica BlackRock Global Allocation, and Transamerica Goldman Sachs Commodity Strategy, respectively. The principal purpose of investment of the Subsidiaries is to allow the Funds noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.
The following schedule reflects the net assets of the Subsidiaries as a percentage of the Funds’ net assets at October 31, 2011:

		% of Net
Transamerica AQR Managed Futures Strategy	Market Value	Assets

Transamerica Cayman AQR Managed Futures Strategy, Ltd.	$60,568	23.08%

		%of Net
Transamerica BlackRock Global Allocation	Market Value	Assets

Transamerica Cayman BlackRock Global Allocation, Ltd.	$4,153	0.98%

		%of Net
Transamerica Goldman Sachs Commodity Strategy	Market Value	Assets

Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd.	$39,586	22.26%
NOTE 8. SUBSEQUENT EVENTS
The Board of Trustees has approved reorganization pursuant to which Transamerica Morgan Stanley Mid-Cap Growth’s assets would be acquired, and its liabilities would be assumed, by Transamerica Morgan Stanley Growth Opportunities in exchange for shares of Transamerica Morgan Stanley Growth Opportunities. The reorganization is anticipated to be effective on or about February 10, 2012.
Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Page 261	Annual Report 2011

Report of Independent Registered Public Accounting Firm
To the Board of Trustees & Shareholders of Transamerica Funds:
We have audited the accompanying statements of assets and liabilities of Transamerica BlackRock Large Cap Value, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Hansberger International Value, Transamerica ICAP Select Equity, Transamerica Jennison Growth, Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond, Transamerica JPMorgan Long/Short Strategy, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica MFS International Equity, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth, Transamerica Morgan Stanley Small Company Growth, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica Water Island Arbitrage Strategy and Transamerica WMC Emerging Markets, including the schedules of investments, as of October 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the periods indicated therein. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments of Transamerica AQR Managed Futures Strategy, Transamerica BlackRock Global Allocation and Transamerica Goldman Sachs Commodity Strategy as of October 31, 2011, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the periods indicated therein. The aforementioned twenty-eight funds of the Transamerica Funds are hereafter referred to as the “Funds.” These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. The financial highlights and consolidated financial highlights for periods ended prior to November 1, 2009 were audited by another independent registered public accounting firm whose report, dated December 21, 2009, expressed an unqualified opinion on those financial highlights and consolidated financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned twenty-eight Funds of the Transamerica Funds at October 31, 2011, the results of their operations and consolidated operations, the changes in their net assets and consolidated changes in their net assets, and the financial highlights and consolidated financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 30, 2011

Transamerica Funds	Page 262	Annual Report 2011

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica BlackRock Global Allocation (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of a comparable account managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1-year period and above the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. The Trustees noted that TAM would over the long term seek to address the Sub-Adviser’s negative profitability with respect to management of the Fund. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 263	Annual Report 2011

TRANSAMERICA BLACKROCK LARGE CAP VALUE
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica BlackRock Large Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of a comparable account managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor closely the performance of the Fund. The Trustees also noted that the performance of the Fund had improved during 2011. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 264	Annual Report 2011

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Clarion Global Real Estate Securities (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the existing investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and ING Clarion Real Estate Securities, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Board also reviewed and considered the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between TAM and the Sub-Adviser (to be renamed CBRE Clarion Securities, LLC), in light of a transaction which resulted in a change of control of the Sub-Adviser, effective July 1, 2011.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement, as well as the approval of the New Sub-Advisory Agreement, and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012 and the Sub-Advisory Agreement through June 30, 2012, or such date as the change of control of the Sub-Adviser occurs. In addition, the Board, including the independent members of the Board, unanimously approved the New Sub-Advisory Agreement for an initial two-year period. In reaching their decisions, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser, as well as information about the performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. With respect to the New Sub-Advisory Agreement, the Trustees requested and received information about the change of control, including the potential impact of the change of control on the services that are provided to the Fund. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements and the approval of the New Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees also considered that following the change of control, the Sub-Adviser’s staff, including portfolio management and all operational staff, would continue in their current roles. Accordingly, the Trustees noted that the nature, extent and quality of the services provided under the New Sub-Advisory Agreement were not expected to differ from those provided under the Sub-Advisory Agreement. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-year period and above the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the sub-advisory fee rate under the New Sub-Advisory Agreement would be the same as under the Sub-Advisory Agreement. The Trustees also noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory, Sub-Advisory and New Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Transamerica Funds	Page 265	Annual Report 2011

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)
(unaudited)
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement, as well as the approval of the New Sub-Advisory Agreement, and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and to approve the New Sub-Advisory Agreement.

Transamerica Funds	Page 266	Annual Report 2011

TRANSAMERICA FIRST QUADRANT GLOBAL MACRO
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica First Quadrant Global Macro (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and First Quadrant, L.P. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund. The Trustees also noted that the Fund’s longer-term performance included the management of the Fund’s previous sub-adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also noted that TAM was proposing to lower its management fee at certain asset levels. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 267	Annual Report 2011

TRANSAMERICA GOLDMAN SACHS COMMODITY STRATEGY
(FORMERLY TRANSAMERICA BLACKROCK NATURAL RESOURCES)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Goldman Sachs Commodity Strategy (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1-year period and above the median for the past 3-year period. The Board noted that it had approved changes to the Fund’s name and strategies together with replacement of the Fund’s sub-adviser during the past year and that the performance included management by the previous sub-adviser in accordance with the prior strategies. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 268	Annual Report 2011

TRANSAMERICA HANSBERGER INTERNATIONAL VALUE
(FORMERLY TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Hansberger International Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1 -, 3- and 5-year periods. The Board noted that it had approved changes to the Fund’s name and strategies together with replacement of the Fund’s sub-adviser during the past year and that the performance included management by the previous sub-adviser in accordance with the prior strategies. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 269	Annual Report 2011

TRANSAMERICA ICAP SELECT EQUITY
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 9, 2011, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica ICAP Select Equity as a new series of Transamerica Funds. The Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica ICAP Select Equity (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Institutional Capital LLC (“ICAP”) (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.
Following their review and consideration, the Board determined that the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Sub-Advisory Agreement.
In reaching their decision, the Board requested and obtained from TAM and ICAP such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of Investment Advisory Agreement and Sub-Advisory Agreement, the Board evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each member of the Board may have attributed different weights to the various factors.
The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and ICAP. The Board considered the services to be provided by TAM for the portion of the management fee it will retain after payment of ICAP’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM will provide in the form of selection and oversight of ICAP. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and ICAP, TAM’s management oversight process and the professional qualifications of ICAP’s portfolio management team. The Board determined that TAM and ICAP can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Fund was not yet in existence and therefore had no historical performance for the Board to review. However, the Board was provided with risk-adjusted composite performance data for the ICAP Select Equity strategy against its peers, Transamerica UBS Large Cap Value, UBS US Large Cap Value Equity, and the Fund’s proposed benchmark. The Board noted that the annualized performance of the ICAP Select Equity Strategy composite was higher than its benchmark over the 1-, 3-, 5-, 7- and 10-year periods ended March 2011. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and ICAP, the Board concluded that TAM and ICAP are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies.
The cost of advisory services provided and the level of profitability. The Fund was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency, fund accounting and other services to the Fund by TAM and its affiliates. The Board noted that the proposed advisory fee for the Fund was in line with the Lipper category median. The Board noted the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and ICAP, as applicable, and determined that the management and sub-advisory fees to be received by TAM and ICAP under the agreements are consistent with TAM’s fiduciary duty under applicable law.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and ICAP’s pricing schedule and the proposed advisory and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Fund also noted that, in the future, they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to ICAP.
Benefits to TAM, its affiliates, or ICAP from their relationship with the Fund. The Board noted that TAM believes that other benefits anticipated to be derived by TAM, its affiliates, and ICAP from their relationships with the Fund are expected to be consistent with industry practice. The Board noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that ICAP may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that ICAP may participate in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund would be recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements ICAP may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board considered the investment objective of the Fund and its investment strategy and noted that TAM believes that the Fund would enhance the investment options for the asset allocation funds. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of ICAP. The Board also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, as reflected by TAM’s expense limitation arrangement with the Fund that may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Page 270	Annual Report 2011

TRANSAMERICA JENNISON GROWTH
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Jennison Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Jennison Associates LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser, as well as information about the performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-year period, above the median for the past 3-year period and in line with the median for the past 5-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 271	Annual Report 2011

TRANSAMERICA JPMORGAN CORE BOND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan Core Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of a comparable fund and comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for the one-year period ended December 31, 2010, noting that the Fund’s inception date was July 1, 2009. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 272	Annual Report 2011

TRANSAMERICA JPMORGAN INTERNATIONAL BOND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan International Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 273	Annual Report 2011

TRANSAMERICA JPMORGAN LONG/SHORT STRATEGY
(FORMERLY TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY)
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan Long/Short Strategy (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the fee to the Fund’s sub-adviser, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the sub-adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board noted that it had approved changes to the Fund’s name and strategies together with replacement of the Fund’s sub-adviser during the past year and that the performance reflected management by the previous sub-adviser in accordance with the prior strategies. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee to the Fund’s sub-adviser. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund and TAM and its affiliates and determined that the management fee to be received by TAM under the agreement is consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.
Benefits to TAM and its affiliates from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent menbers of the Board, concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by TAM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement.

Transamerica Funds	Page 274	Annual Report 2011

TRANSAMERICA JPMORGAN MID CAP VALUE
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan Mid Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of a comparable fund and a comparable account managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Page 275	Annual Report 2011

TRANSAMERICA JPMORGAN MID CAP VALUE
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)
(unaudited)
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 276	Annual Report 2011

TRANSAMERICA LOOMIS SAYLES BOND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Loomis Sayles Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Loomis, Sayles & Company, L.P. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds and accounts managed by the Sub-Adviser, as well as information about standard fees and performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also noted that TAM was proposing to lower its management fee at certain asset levels. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 277	Annual Report 2011

TRANSAMERICA MFS INTERNATIONAL EQUITY
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica MFS International Equity (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and MFS Investment Management (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds and accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010, noting that the Fund’s inception date was June 10, 2008. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 278	Annual Report 2011

TRANSAMERICA MORGAN STANLEY EMERGING MARKETS DEBT
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Morgan Stanley Emerging Markets Debt (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser, as well as information about standard fees and performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor closely the performance of the Fund. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 279	Annual Report 2011

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Morgan Stanley Mid-Cap Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser, as well as information about standard fees and performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Page 280	Annual Report 2011

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 281	Annual Report 2011

TRANSAMERICA MORGAN STANLEY SMALL COMPANY GROWTH
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Morgan Stanley Small Company Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser, as well as information about standard fees and performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1 — and 5-year periods and above the median for the past 3-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Page 282	Annual Report 2011

TRANSAMERICA MORGAN STANLEY SMALL COMPANY GROWTH
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 283	Annual Report 2011

TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Neuberger Berman International (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Neuberger Berman Management LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of a comparable fund managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and below the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 284	Annual Report 2011

TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Oppenheimer Developing Markets (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and OppenheimerFunds, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of one or more comparable funds managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 285	Annual Report 2011

TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Oppenheimer Small- & Mid-Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and OppenheimerFunds, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of one or more comparable funds managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor closely the performance of the Fund. The Trustees also noted that the performance of the Fund had improved during 2011. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 286	Annual Report 2011

TRANSAMERICA PIMCO REAL RETURN TIPS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica PIMCO Real Return TIPS (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about standard fees for comparable funds and accounts managed by the Sub-Adviser, as well as information about performance of a comparable fund and a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 287	Annual Report 2011

TRANSAMERICA PIMCO TOTAL RETURN
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica PIMCO Total Return (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about standard fees for comparable funds and accounts managed by the Sub-Adviser, as well as information about performance of comparable funds and a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1-year period and above the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 288	Annual Report 2011

TRANSAMERICA SCHRODERS INTERNATIONAL SMALL CAP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Schroders International Small Cap (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Schroder Investment Management North America Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable accounts managed by the Sub-Adviser, as well as information about performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010, noting that the Fund’s inception date was March 1, 2008. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 289	Annual Report 2011

TRANSAMERICA THIRD AVENUE VALUE
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Third Avenue Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Third Avenue Management LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of a comparable fund managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 290	Annual Report 2011

TRANSAMERICA THORNBURG INTERNATIONAL VALUE
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Thornburg International Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Thornburg Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of a comparable fund managed by the Sub-Adviser, as well as information about performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010, noting that the Fund’s inception date was September 15, 2008. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 291	Annual Report 2011

TRANSAMERICA WATER ISLAND ARBITRAGE STRATEGY
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on January 6, 2011, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica Water Island Arbitrage Strategy as a new series of Transamerica Funds. The Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Water Island Arbitrage Strategy (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Water Island Capital LLC (“WIC”) (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.
Following their review and consideration, the Board determined that the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Sub-Advisory Agreement.
In reaching their decision, the Board requested and obtained from TAM and WIC such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of Investment Advisory Agreement and Sub-Advisory Agreement, the Board evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each member of the Board may have attributed different weights to the various factors.
The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and WIC. The Board considered the services to be provided by TAM for the portion of the management fee it will retain after payment of WIC’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM will provide in the form of selection and oversight of WIC. The Board considered the nature, extent and quality of the services expected to be provided by TAM and WIC. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and WIC, TAM’s management oversight process and the professional qualifications of WIC’s portfolio management team. The Board determined that TAM and WIC can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Fund was not yet in existence and therefore had no historical performance for the Board to review. However, the Board reviewed performance data for various periods ended October 31, 2010 for WIC’s proprietary mutual fund, The Arbitrage Fund, the strategy which would be utilized for the Funds, as compared to the proposed benchmark for the Fund and other indices. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and WIC, the Board concluded that TAM and WIC are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies.
The cost of advisory services provided and the level of profitability. The Fund was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency, fund accounting and other services to the Fund by TAM and its affiliates. The Board also reviewed information comparing the fees and expenses of the Fund to those of its Lipper category and considered the similarities and differences between the Fund and the other funds in the category. The Board noted the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and WIC, as applicable, and determined that the management and sub-advisory fees to be received by TAM and WIC under the agreements are consistent with TAM’s fiduciary duty under applicable law.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and WIC’s pricing schedule and the proposed advisory fee and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Funds. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also noted that, in the future, they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to WIC.
Benefits to TAM, its affiliates, or WIC from their relationship with the Fund. The Board noted that TAM believes that other benefits anticipated to be derived by TAM, its affiliates, and WIC from their relationships with the Fund are expected to be consistent with industry practice. The Board noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that WIC may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.
Other considerations. The Board considered the investment objective of the Fund and its investment strategies and noted that TAM believes that the Fund would enhance the investment options for the asset allocation funds. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of WIC. The Board also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund that may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Page 292	Annual Report 2011

TRANSAMERICA WMC EMERGING MARKETS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 8-9, 2011, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica WMC Emerging Markets (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Wellington Management Company, LLP (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2012. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about standard fees and performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Fund. The Trustees considered the services provided by TAM for the portion of the management fee it retains after payment of the Sub-Adviser’s fee, including oversight of the performance of administrative, recordkeeping, shareholder relations, regulatory reporting and other functions of the Fund as well as “manager of managers” services TAM provides in the form of selection and oversight of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010, noting that the Fund’s inception date was September 30, 2008. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor closely the performance of the Fund. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information about TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund, including the amount of the management fee retained by TAM following payment of the sub-advisory fee. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Trustees noted the profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fee payable under the Investment Advisory Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice. The Trustees also noted that TAM does not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Funds	Page 293	Annual Report 2011

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2011, the Funds designated the following as qualified dividend income:

Qualified Dividend
Fund	Income

Transamerica BlackRock Large Cap Value	10,017
Transamerica Clarion Global Real Estate Securities	440
Transamerica Hansberger International Value	4,713
Transamerica ICAP Select Equity	1,326
Transamerica Jennsion Growth	5,207
Transamerica JPMorgan Long/Short Strategy	1,568
Transamerica JPMorgan Mid Cap Value	2,165
Transamerica Loomis Sayles Bond	1,348
Transamerica MFS International Equity	8,487
Transamerica Morgan Stanley Mid-Cap Growth	1,995
Transamerica Morgan Stanley Small Company Growth	951
Transamerica Neuberger Berman International	10,138
Transamerica Oppenheimer Developing Markets	5,352
Transamerica Oppenheimer Small- & Mid-Cap Value	2,693
Transamerica PIMCO Real Return TIPS	24
Transamerica PIMCO Total Return	324
Transamerica Schroders International Small Cap	10,169
Transamerica Third Avenue Value	2,878
Transamerica Thornburg International Value	10,519
Transamerica Water Island Arbitrage Strategy	182
Transamerica WMC Emerging Markets	7,380
Transamerica BlackRock Global Allocation	4,742

Transamerica Goldman Sachs Commodity Strategy	1

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Dividend Received
Fund	Deduction Percentage

Transamerica BlackRock Large Cap Value	100.00
Transamerica ICAP Select Equity	100.00
Transamerica Jennison Growth	100.00
Transamerica JPMorgan Mid Cap Value	100.00
Transamerica Loomis Sayles Bond	3.44
Transamerica Morgan Stanley Mid-Cap Growth	100
Transamerica Morgan Stanley Small Company Growth	44.35
Transamerica Oppenheimer Small- & Mid-Cap Value	100.00
Transamerica PIMCO Real Return TIPS	0.11
Transamerica PIMCO Total Return	0.48
Transamerica Water Island Arbitrage Strategy	9.5

Transamerica BlackRock Global Allocation	8.89

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2011 were as follows:

Long-Term Capital Gain
Fund	Designation

Transamerica JPMorgan International Bond	$2,936
Transamerica Loomis Sayles Bond	10,200
Transamerica MFS International Equity	22,069
Transamerica Morgan Stanley Emerging Markets Debt	6,903
Transamerica Morgan Stanley Mid-Cap Growth	17,544
Transamerica PIMCO Real Return TIPS	24,373
Transamerica PIMCO Total Return	9,767
Transamerica Schroders International Small Cap	3,120
Transamerica Thornburg International Value	4,928
Transamerica WMC Emerging Markets	15,392
Transamerica AQR Managed Futures Strategy	938

Transamerica Goldman Sachs Commodity Strategy	6,295

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

Transamerica Funds	Page 294	Annual Report 2011

TRANSAMERICA FUNDS
Management of the Funds
(unaudited)
The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 164 funds as of the date of this report.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);	164	N/A

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 — present);

Transamerica Funds		Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
			Chairman and Board Member (2008 — 2010), President (2007 — 2010), Chief Executive Officer (2006 — 2010), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

			Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 — present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present); Board Member, TII (2003 — 2010); and Partner, KPMG (1975 — 1999).	164	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);	164	N/A

			Board Member, TST (2001 — present);

			Board Member, Transamerica Funds and TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			President, L. J. Hill & Company (a holding company for privately—held assets) (1999 — present);

			Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

Transamerica Funds	Page 296	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);	164	N/A

			Board Member, TII (2009 — 2010);

			Managing Director, Hilton Capital (2010 — 2011);

			Principal, Maxam Capital Management, LLC (2006 — 2008); and

			Principal, Cobble Creek Management LP (2004 — 2006).

Russell A. Kimball, Jr. (1944)	Board Member	1986 — 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 — present);	164	N/A

			Board Member, TST (1986 — present);

			Board Member, Transamerica Funds, (1986 — 1990), (2002 — present);

			Board Member, TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and

			Board Member, TII (2008 — 2010).

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present);	164	N/A

			Self-employed consultant (2006 — present);

			Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (April 2011 — present);

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			President, International Fund Services (alternative asset administration) (1993 — 2005).

Transamerica Funds	Page 297	Annual Report 2011

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present);	164	Buena Vista University Board of Trustees (2004 - present)

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			Director, Iowa Student Loan Service Corporation (2006 — present);

			Director, League for Innovation in the Community Colleges (1985 — 2005);

			Director, Iowa Health Systems (1994 — 2003);

			Director, U.S. Bank (1985 — 2006); and

			President, Kirkwood Community College (1985 — 2005).

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present);	164	Board of Governors, Reconstruction -ist Rabbinical College (2007 — present)

			Board Member, TPP (2002 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007);	164	Honorary Trustee, Bryant University (1996 — present)

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 — 1996), Bryant University;

			Vice President, American Express (1987 — 1989);

Transamerica Funds	Page 298	Annual Report 2011

Number of
Funds in
		Term of		Complex
		Office and		Overseen
Name and Year of	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships
Vice President, The Equitable (1986 — 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander and Fischer, LLP (2008 — present);	164	Operation PAR, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

Retired (2004 — 2008);

Board Member, TST and TIS (2004 — present);

Board Member, Transamerica Funds (2005 — present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Board Member, TII (2008 — 2010);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and

Treasurer, The Hough Group of Funds (1993 — 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

Transamerica Funds	Page 299	Annual Report 2011

OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
		and Length of	Principal Occupation(s) or
Name and Year of Birth	Position	Time Served*	Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President, General Counsel and Secretary, TII, (2006 — 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 — present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 — present);

Assistant Vice President, TCI (2007 — present);

Director, Deutsche Asset Management (1998 — 2006); and

Corporate Associate, Ropes & Gray LLP (1995 — 1998).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005	Vice President and Chief Investment Officer (2007 — present), Senior Vice President — Investment Management (2006 — 2007), Vice President — Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President and Chief Investment Officer (2007 — 2010); Vice President — Investment Administration (2005 — 2007), TII;

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Transamerica Funds	Page 300	Annual Report 2011

Term of Office
		and Length of	Principal Occupation(s) or
Name and Year of Birth	Position	Time Served*	Employment During Past 5 Years
Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010	Vice President, Treasurer and Principal Financial Officer (December 2011 — present), Assistant Treasurer (2010 — December 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Director, Fund Financial Services (2009 — 2011), TFS;

Director, Fund Administration, TIAA-CREF (2007 — 2009); and

Manager (2006 — 2007) and Senior (2003 — 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 -present);

Vice President and Senior Counsel, TAM and TFS (2007 — present);

Senior Counsel, United States Securities and Exchange Commission (2004 — 2007); and

Associate, Dechert, LLP (1999 — 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2007	Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Anti-Money Laundering Officer, Transamerica Funds (2007 — present);

Senior Compliance Officer, TAM (2007 — present); and

Director, Institutional Services, Rydex Investments (2002 — 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 — 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Counsel, TAM (2008 — present);

Counsel (contract), Massachusetts Financial

Transamerica Funds	Page 301	Annual Report 2011

Term of Office
		and Length of	Principal Occupation(s) or
Name and Year of Birth	Position	Time Served*	Employment During Past 5 Years
Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Assistant Vice President, TCI (2009 — present);

Vice President and Senior Counsel, TAM and TFS (2006 — present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 — 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericainvestments.com.

Transamerica Funds	Page 302	Annual Report 2011

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
(unaudited)
A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Portfolios and the Trust.
Important Notice Regarding Delivery of Shareholder Documents
Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Page 303	Annual Report 2011

TRANSAMERICA FUNDS — PRIVACY POLICY
NOTICE OF PRIVACY POLICY
(unaudited)
Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
• Information we receive from you on applications or other forms, such as your name, address, and account number;
• Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
• Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Page 304	Annual Report 2011

P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable
(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Experts.
Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31
	(in thousands)	2011	2010
(a)	Audit Fees	483	450
(b)	Audit-related Fees (1)	—	188
(c)	Tax Fees (2)	330	164
(d)	All Other Fees	3	2
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)
Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.
		Yes	Yes

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)	The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.
Item 5: Audit Committee of Listed Registrants.
The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.
Item 6: Schedule of Investments.
The schedules of investments and consolidated schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11: Controls and Procedures.
(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds (Registrant)
By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date:December 30, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: December 30, 2011

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date: December 30, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer